SCHEDULE 14C

                  Information Required in Information Statement

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:

[ ]    Preliminary Information Statement    [ ]    Confidential, for Use of the
[X]    Definitive Information Statement            Commission Only (as permitted
                                                   by Rule 14c-5(d)(2))


                                MICROFRAME, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         a.    Title of each class of securities to which transaction applies:

               Common Stock, par value $.001 per share

         b.    Aggregate number of securities to which transaction applies:

               3,000,000

         c. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               $2.72 (average of high and low price on January 8, 1999)

         d.    Proposed maximum aggregate value of transaction:

               $8,160,000

         e.    Total fee paid:

               $1,632.00

[X]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         a.       Amount Previously Paid:



         b.       Form, Schedule or Registration Statement No.:



         c.       Filing Party:



         d.       Date Filed:

         March 11, 1999


To the Shareholders of MicroFrame, Inc.


         Enclosed is an Information Statement relating to three matters of importance to you as shareholders of MicroFrame, Inc. (the "Company"):

1. The purchase by the Company of all of the outstanding share capital of SolCom Systems Limited ("SolCom"), a Scottish corporation in exchange for an aggregate of shares of common stock of the Company ("Common Stock") and options to purchase shares of Common Stock of up to 2,700,000 shares and options together with up to 300,000 performance-based options;

2. The adoption of the Company's 1998 Stock Option Plan and the Company's 1998 U.K. Sub-Plan; and

3. The reincorporation of the Company in the State of Delaware pursuant to an Agreement and Plan of Merger dated as of December 15, 1998.

         The acquisition of SolCom is designed to enable the Company to broaden its market presence by offering secure intelligent remote monitoring and management of both the physical and logical aspects of voice and data networks.

         The adoption of new stock option plans and the reincorporation of the Company in the State of Delaware will create a more favorable and flexible corporate structure through which the Company will be able to more effectively carry out its business objectives and goals.

         Each of the above items has been approved in writing by the holders of a majority of the outstanding shares of Common Stock of the Company. No proxy is being solicited from you and no meeting is being held. Under New Jersey law, each of these items will become effective twenty (20) days from today.

         Thank you for your continued confidence and support.


                                      Very truly yours,



                                      Stephen B. Gray
                                      President and Chief Executive Officer

                                MICROFRAME, INC.
                               21 MERIDIAN AVENUE
                            EDISON, NEW JERSEY 08820
                                 (732) 494-4440

                              INFORMATION STATEMENT

         This Information Statement is being furnished to holders of shares (the "Shareholders") of common stock, par value $.001 per share (the "Common Stock"), of MicroFrame, Inc., a New Jersey corporation (the "Company"). This Information Statement is being furnished in order to notify the Shareholders that on or about December 30, 1998 (the "Written Consent Date"), the Company received written consents (the "Written Consents") in lieu of a meeting of the shareholders of the Company from the holders of 2,994,179 shares of Common Stock, representing approximately 54% of the total issued and outstanding shares of voting stock of the Company (the "Written Consent Percentage"), adopting resolutions approving (i) the purchase by the Company of all of the outstanding share capital of SolCom Systems Limited ("SolCom"), a company incorporated under the Companies Act 1985 of the United Kingdom (the "Transaction") in exchange for an aggregate of shares of Common Stock and options to purchase shares of Common Stock aggregating up to 2,700,000 shares and options together with up to 300,000 performance-based options, (ii) the adoption of the Company's 1998 Stock Option Plan (the "Plan") and the Company's 1998 U.K. Sub- Plan (the "Sub-Plan" and together with the Plan, the "Plans") and (iii) the reincorporation of the Company in the State of Delaware pursuant to an Agreement and Plan of Merger dated as of December 15, 1998 (the "Reincorporation"). The exact number of shares of Common Stock and options to purchase shares of Common Stock to be issued and/or granted by the Company in the Transaction will be determined in accordance with a certain formula set forth in the Share Purchase Agreement (as hereinafter defined) upon the completion of the Transaction. Based upon the formula set forth in the Share Purchase Agreement (as hereinafter defined), if the Transaction were consummated as of January 5, 1999, the Company would issue 2,200,000 shares of Common Stock and 500,000 options to purchase shares of Common Stock. Upon completion of the Transaction, all Shareholders will experience immediate and substantial dilution of percentage ownership and voting power with respect to the Company's issued and outstanding Common Stock of between approximately 39.6% (assuming 2,200,000 shares of Common Stock are issued) and 48.6% (assuming 2,700,000 shares of Common Stock are issued).

         In accordance with the applicable provisions of the New Jersey Business Corporation Act (the "NJBCA"), any Shareholder who has not executed the Written Consent shall have the right to dissent therefrom and demand payment of the fair value of shares of Common Stock owned by such Shareholder by delivering a notice to the Company at 21 Meridian Avenue, Edison, New Jersey 08820, Attention: John
F. McTigue, Chief Financial Officer (tel. 732-494-4440), of the Shareholder's intention to so dissent within twenty (20) days of the date of the notice from the Company to all nonconsenting Shareholders delivered simultaneously with the mailing of this Information Statement informing each such Shareholder of the right to dissent.

         On November 16, 1998, the Board of Directors approved the Transaction and the Reincorporation and recommended that the Shareholders grant their approval thereto. On September 15, 1998, the Board of Directors approved the Plans and recommended that the Shareholders grant their approval thereto.

         This Information Statement describing the Transaction, the Plans and the Reincorporation is first being mailed or furnished to Shareholders on or about March 11, 1999 and neither the Transaction nor the Plans nor the Reincorporation shall become effective until at least 20 days thereafter.

                   THIS INFORMATION STATEMENT IS FURNISHED FOR
                           INFORMATION PURPOSES ONLY.

         THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                              NOT TO SEND A PROXY.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON. ALL INFORMATION CONTAINED IN THIS INFORMATION STATEMENT RELATING TO THE COMPANY HAS BEEN SUPPLIED BY THE COMPANY AND ALL INFORMATION CONTAINED IN THIS INFORMATION STATEMENT RELATING TO SOLCOM HAS BEEN SUPPLIED BY SOLCOM.

                              AVAILABLE INFORMATION

         The  Company  is  subject  to  the  informational  requirements  of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the "Commission"). This Information Statement, as well as reports, proxy statements and other information filed by the Company can be inspected and copied at the Commission's Public Reference Room, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the public reference facilities maintained by the Commission at its regional offices located at Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can be obtained from the Commission at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Commission's public reference room by calling 1-800-SEC-0330. Electronic registration statements filed through the Commission's Electronic Data Gathering, Analysis and Retrieval system are publicly available through the Commission's World Wide Web site (http://www.sec.gov).

            CERTAIN DOCUMENTS ATTACHED TO THIS INFORMATION STATEMENT

         The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998, as amended (the "Company 10-KSB"), and the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 1998 (the "Company 10-QSB"), which were previously filed with the Commission on July 14, 1998 (as amended on August 7, 1998) and February 22, 1999, respectively, are annexed hereto as Appendix F and Appendix G, respectively.

         All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the date of the consummation of the Transaction shall be deemed to be incorporated by reference in this Information Statement and to be a part hereof from the respective dates of the filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

                                     SUMMARY


                       Item 1-Approval of the Transaction


         The Company has agreed to purchase all of the outstanding share capital of SolCom in exchange for a certain number of shares of Common Stock and options to purchase shares of Common Stock, as follows:

Aggregate Common Stock to be issued/options to be granted by the Company..up to 2,700,000

Approximate shares of Common Stock to be issued(1)(2)...........................2,200,000

Approximate number of options to be granted by the Company(1)(2)..................500,000

Number of performance-based options to be granted by the Company..................300,000

Share capital of SolCom to be acquired by the Company...........................All Shares

The Company's Nasdaq SmallCap Market Symbol.....................................MCFR


        Item 2-Adoption of 1998 Stock Option Plan and 1998 U.K. Sub-Plan


         The Company's Board of Directors has approved the Company's 1998 Stock Option Plan and 1998 U.K. Sub-Plan.

Aggregate shares of Common Stock for which options may be granted under Plans(3)..3,000,000

---------------------------------

1 The exact allocation between shares of Common Stock to be issued and options to be granted in connection with the Transaction is to be determined pursuant to a formula contained in the Share Purchase Agreement (as hereinafter defined).

2 In the event that the Transaction were consummated on January 5, 1999, the Company would have issued an aggregate of 2,200,000 shares of Common Stock and options to purchase 500,000 shares of Common Stock.

3 Although there is no specific allocation with respect to option grants as between the Plan and the Sub-Plan, it is the Company's intention to issue options pursuant to the Sub-Plan only to U.K. personnel.

                      ITEM 1 - APPROVAL OF THE TRANSACTION




                                  INTRODUCTION

         The Company, founded in 1982, designs, develops and markets a broad range of remote network management and remote maintenance and security products for mission critical voice and data communications networks. The Company's products provide for alarm and fault monitoring, proactive administration and reporting capabilities which are being used as a basis for remote network management and maintenance. In addition, by incorporating a variety of hardware and software options for security and user authentication, these products can deter as well as prevent unauthorized dial-in and/or in-band access to network elements and systems (such as computers, local area networks (LANs), wide area networks (WANs), routers, hubs, servers, Private Branch Exchange telephone switches ("PBXs") as well as other network elements), while allowing authorized personnel access to perform needed administration and maintenance of host devices and networks from remote locations.

         The Company's principal business address is 21 Meridian Avenue, Edison, New Jersey 08820 and its telephone number is (732) 494-4440.

         SolCom, founded in 1992, is a developer of remote monitoring technology. Originally approved by the Internet Engineering Task Force (IETF) in 1992, Remote MONitoring, or RMON, is a standard protocol for users to proactively manage multiple LANs and WANs from a central site. RMON 1 identifies errors, alerts administrators to network problems and baselines networks in addition to its remote network analyzer capabilities. RMON's recent enhancement, RMON 2, enables Network Managers to access higher-level network-wide application and protocol information. RMON 2 also provides enterprise-wide and/or point-to-point traffic statistics that enables trouble-shooting and network capacity planning.

         SolCom is in the process of developing products with two new technologies, "NetworX" products and "ASIC" products. Below are descriptions of these two new projects. See "Information With Respect to SolCom-Description of Business."

         NetworX is being developed by SolCom as the industry's first comprehensive management tool. NetworX will be the industry's first integrated platform for proactive, remote, secure management and monitoring of voice, data and video networks. It uses "Dial Up", "Telnet" or "SNMP" connections so that managers can monitor, evaluate and control all aspects of their network from a single, remote point.

         An ASIC is an Application Specific Integrated Circuit that incorporates all the hardware and software required to carry out specific tasks on a single chip. This will lead to a substantial increase in processing speed and reduction in build cost. Designing the ASIC requires SolCom to experience a steep learning curve while its engineers become familiar with this technology. Initially there will be one ASIC but once the initial ASIC has been developed there will be an ongoing development to introduce more capabilities and features into ASICs.

         SolCom's principal business address is SolCom House, Meikle Road, Kirkton Campus, Livingston EH 547 DE, Scotland and its telephone number is (011) 44-1506-461-707.

                       WRITTEN CONSENT IN LIEU OF MEETING

         Under New Jersey law, the affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote thereon is required to approve the Share Purchase Agreement and the transactions contemplated thereby. Shareholders owning the Written Consent Percentage have executed and delivered to the Company Written Consents in lieu of a meeting of Shareholders approving and adopting the Share Purchase Agreement and authorizing the consummation of the Transaction. Accordingly, no vote of any Shareholder is necessary, Shareholder votes are not being solicited and no meeting of Shareholders is being held to approve the Transaction.

                     REASONS/BACKGROUND FOR THE TRANSACTION

         General Background. In recent years, the remote network management marketplace has been characterized by intense competition, continual technological innovation as well as improvements in both hardware and software offerings. In light of these developments, the Company has from time to time considered its strategic alternatives, including the licensing of additional technologies, additional development of internal technologies, and the possibilities of mergers or other strategic alliances to improve its position in the marketplace. In June 1997, the Company concluded that it desired a significant increase in its presence in the data network management market place in order to develop and control its technologies and intellectual properties to effectuate future growth. The Company identified the "RMON" technology and determined that incorporation of such technology into the Company's existing products would enhance the Company's products and marketability. The complexities of the RMON technology led the Company to seek viable acquisition candidates that already possessed such technology.

         Introduction of Parties. In early 1998, the Company, as part of its strategic search of companies offering RMON capabilities, authorized Mr. Jim Segala, Director of Research and Development, to contact Mr. Hugh Evans, Director of Development and Mr. Peter Wilson, Director of Marketing, respectively, of SolCom to discuss potential licensing arrangements. SolCom, a leading developer of RMON technology, had been previously considering its strategic alternatives including: alliances, potential sale, possible IPO alternatives and merger or acquisition possibilities. Mr. Segala reported favorably on the technology and its potential synergies with the Company's suite of products as well as its ability to accelerate the Company into the RMON marketplace. Originally approved by the Internet Engineering Task Force (IETF) in 1992, Remote MONitoring, or RMON, is a standard protocol for users to proactively manage multiple LAN's and WAN's from a central site. RMON 1 identifies errors, alerts administrators to network problems and baselines networks in addition to its remote network analyzer capabilities. RMON 2 enables network managers to access higher-level network wide application and protocol information. RMON 2 also provides enterprise-wide and/or point-to-point traffic statistics that enables easy trouble shooting and effective network management. This combination of technologies would enable the Company to offer an integrated remote management solution, incorporating security, remote access, monitoring of physical elements and monitoring of logical content.

                  In January 1998, as a follow-up to Mr. Segala's discussions with SolCom, Mr. Stephen B. Gray, Chief Executive Officer of the Company, arranged to meet with Mr. Wilson of SolCom at the Comnet 98 trade show in Washington , D.C. to continue discussions. This initial meeting included Messrs. Gray, John F. McTigue, the Company's Chief Financial Officer, and David Sawyer, then the Company's Senior Vice President of Sales. During these discussions, the possibility of the two companies considering a more strategic relationship apart from merely a licensing arrangement was introduced. It was decided at this meeting that each party would begin the initial stages of merger discussions immediately and individually report to their respective board of directors to obtain necessary approvals.

         Background of Discussions and Meetings. During February 1998, the Company's Board of Directors authorized Messrs. Gray and McTigue to visit SolCom's offices in Livingston, which occurred during the week of March 2-6, 1998. The purpose was to further examine the potential merits of the proposed transaction, as well as potential financial impacts, operating synergies, staff overlap, if any, and any product/customer related overlap or synergies. This visit further confirmed the Company's position that this transaction had merits from a product (including a substantial number of products currently under technological development, customer, staff, target market and financial perspective. The following items were most significant: technology of the target company, the target customer base was similar and the products of both companies complimented each other as opposed to competing with each other, SolCom was heavily staffed with engineers and needed additional sales presence in the United States and the Company had an established sales presence in the United States and Europe, and both had significant customers that could be targeted by the products and services of the other. At about this time, both companies exchanged preliminary financial information.

         On March 9, 1998, the Board of Directors of the Company authorized Mr. Gray and Mr. McTigue to proceed with the proposed acquisition and take any necessary action in connection therewith, including entering into a "letter of intent" and performing the required due diligence. This included retaining Van Kasper & Company, an investment banking firm, to advise the Board as to the fairness of the proposed Transaction from a financial point of view, as well as retaining PricewaterhouseCoopers LLP and Semple Fraser WS in connection with accounting and legal services, respectively, in Scotland.

         In March 1998, Messrs. Wilson and Evans, along with additional engineering staff, visited the offices of the Company to perform the initial stages of due diligence as well as inform the Company that the SolCom Board had approved in principle the concept of being acquired by the Company. During the visit, numerous matters were discussed with respect to products, customers and organizational structure.

         In April 1998, Messrs. McTigue and Gray returned to SolCom's facility with representatives from Van Kasper and Company. During this visit, Van Kasper was given unrestricted access to SolCom's staff and financial records to allow them to perform the reviews necessary to enable them to determine the fairness of the proposed transaction. It also allowed the management of the two companies to further lay groundwork for the transaction, prepare joint presentations for their respective Boards and begin to prepare a model of the proposed financial plans of the combined entity.

         On April 9, 1998, the Company entered into a letter of intent to acquire SolCom which was publicly announced on May 19, 1998.

         On June 10, 1998, Van Kasper delivered its opinion to the Company's Board of Directors as to the fairness of the Transaction to the Shareholders from a financial point of view.

         On June 23, 1998, the Company issued a press release announcing that an agreement with respect to the principal terms of the Transaction had been reached. The principal terms thereof were substantially the same as on June 10, 1998, the date of Van Kasper's fairness opinion.

         During the period of April-August, 1998, the Company and SolCom proceeded to negotiate a definitive agreement in connection with the Transaction. During this timeframe, both companies continued operational and strategy discussions with respect to the anticipated organization of the combined entity subsequent to consummation of the Transaction as well as future goals and objectives.

         On August 17, 1998, the definitive Share Purchase Agreement was executed and delivered by all parties thereto.

         The Company and SolCom renegotiated the principal terms of the Transaction during the period of October through November 1998. On November 27, 1998, the principal terms and conditions of such renegotiation were agreed upon and a press release was issued in connection therewith. On December 23, 1998, an Amendment to the Share Purchase Agreement was executed and delivered by all parties thereto. No update to the Fairness Opinion will be rendered by Van Kasper & Company.

The Company's Reasons for the Transaction

         Positive Factors:

         i. The Company's management believes that the combined entity will be able to provide a greater overall technology delivery engine and will therefore be better able to capitalize on market opportunities; accordingly, the Company's Board believes that shareholder value will be likely to increase in the future.

         ii. Both the Company and SolCom have a similar target market as well as non- competing and complementary products, which, together with each such entity's technology and expertise and the superior technological and market background of SolCom's management, will create the ability to reach a "critical mass" with respect to growth and opportunity, the ability to develop joint products and the fostering of economies of scale.

         iii. The research and development products of SolCom are believed to have great potential and are expected to create substantial revenue growth for the combined Company.

         iv. The combined entity will offer a unified presence at exhibitions and trade shows together with an enhanced joint site on the Internet's World Wide Web which will provide the opportunity for the combined entity to develop into a recognized leader in its field.

         v. The Transaction could potentially result in substantial additional revenues and accelerated growth in the long term, which would enable the Company to improve its overall financial position and results of operations.

         vi. The terms and conditions of the Share Purchase Agreement are fair to the Shareholders. Accordingly, over the long term, the issuance of the MicroFrame Shares (as hereinafter defined) would not be likely to result in significant dilution to the Shareholders as a function of earnings per share; however, Shareholders in the short term will experience immediate and substantial dilution of percentage ownership and voting power with respect to the Company's issued and outstanding Common Stock of between approximately 39.6% (assuming 2,200,000 shares of Common Stock are issued) and 48.6% (assuming 2,700,000 shares of Common Stock are issued). See "Risk Factors-Dilution of Voting Power."


         vii. The combination of the two companies should provide synergistic benefits in connection with the consolidation of certain redundant corporate functions and accordingly, the combined entity should be able to operate in a more efficient and profitable manner as a result of substantial cost reductions.

         Negative Factors:

         i. The Company's issuance of the MicroFrame Shares will result in the Shareholders experiencing immediate and substantial dilution of percentage ownership and voting power with respect to the Company's issued and outstanding Common Stock of between approximately 39.6% (assuming 2,200,000 shares of Common Stock are issued) and 48.6% (assuming 2,700,000 shares of Common Stock are issued).

         ii. As a result of SolCom's substantial net operating losses for each of the fiscal years ended June 30, 1996 and 1997 and the six months ended September 30, 1998 of $78,000, $919,000 and $180,000, respectively, together with SolCom's projection that operating losses will continue into the near future, consummation of the Transaction may result in net losses for the Company.

         iii. As of December 31, 1998, SolCom had no available cash or cash equivalents to conduct its business or operations.

         iv. The validity of SolCom's technology has not been adequately demonstrated in mass market applications. In addition, SolCom's relationship with the Hewlett- Packard Company constitutes a significant portion of its current business, without which SolCom's business could be materially adversely affected.

         v. The possibility that the merged entity would not achieve certain synergies with respect to the combination of distinct technologies and corporate cultures could have a potential adverse effect on the business as well as future financial operations and results. In addition, if the research and development efforts of SolCom currently in-process are ultimately not successful, the financial condition and operations of the Company could be materially adversely affected.

SolCom's Reasons for the Transaction

         i. The combined entity will be able to provide a greater overall technology delivery engine and, as a stronger company than SolCom is now, will be better able to capitalize on market opportunities; accordingly, SolCom's Board believes that shareholder value will be likely to increase in the future as shareholders of the Company rather than as shareholders of SolCom.

         ii. Both the Company and SolCom have a similar target market as well as non- competing and complementary products, which, together with each such entity's technology and expertise and the superior technological and market background of SolCom's management, will create the ability to reach a "critical mass" with respect to growth and opportunity, the ability to develop joint products (such as the Sentinel product) and the fostering of economies of scale.

         iii. The combined entity will offer a unified presence at exhibitions and trade shows together with an enhanced joint site on the Internet's World Wide Web which will provide the opportunity for the combined entity to develop into a recognized leader in its field.

         iv. SolCom will achieve an increased sales, marketing and distribution presence in the United States, which SolCom believes will alleviate a significant barrier to sales and profitability.

         v. The Company is better capitalized and has greater managerial depth than SolCom; accordingly, SolCom recognized that the combined entity would be poised to take advantage of opportunities in the technology field.

         vi. SolCom's current capitalization is inadequate to produce the kind of growth necessary for an acceptable return on investment; as a result of its larger size, market position and NASDAQ listing, it is easier for the Company to raise capital.

         vii. The terms and conditions of the Share Purchase Agreement are fair to the SolCom shareholders. SolCom concluded that the possibility of appreciation of the Common Stock, when balanced with all of the costs and challenges SolCom would encounter by remaining independent, make the Transaction fair and in the best interests of the SolCom shareholders.

                                FAIRNESS OPINION

         General. At the meeting of the Board of Directors of the Company on June 10, 1998, Van Kasper & Company, 600 California Street, Suite 1700, San Francisco, California 94108 ("Van Kasper") delivered a written opinion, as of June 10, 1998, to the Board as to the fairness of the Transaction, as structured on June 10, 1998, to the Company and the shareholders of the Company from a financial point of view (the "Fairness Opinion"). Van Kasper's opinion is limited to the fairness of the terms and conditions of the Transaction as structured on June 10, 1998, from a financial point of view, to the shareholders of the Company and does not address the Company's underlying business decision to proceed with the Transaction.

         In conducting its review and rendering its opinion, Van Kasper, without any independent verification, (i) relied on the accuracy and completeness of all the financial and other publicly available information reviewed by them or furnished or otherwise communicated to them as written by the Company or SolCom and (ii) assumed that the projections for the Company, SolCom, and the combined company after completion of the Transaction were reasonably prepared based on assumptions reflecting good faith judgments of the management teams preparing them as the most likely future performance of the Company, SolCom, and the combined company after completion of the Transaction and that neither the management of the Company nor the management of SolCom has any information or belief that would make any such projections misleading in any respect. Van
Kasper was not retained to, and Van Kasper did not, make any independent evaluation or appraisal of the assets, liabilities or prospects of the Company, SolCom or the combined company after completion of the Transaction.

         Fairness Opinion Not Updated. Van Kasper delivered the Fairness Opinion on June 10, 1998. Since that date, Van Kasper has not been requested to and has not updated the Fairness Opinion. Among the principal considerations taken into account by Van Kasper in rendering the Fairness Opinion were the financial condition, results of operations, projections and business prospects of both the Company and SolCom, as well as the consideration proposed to be paid by the Company in connection with the Transaction as structured on June 10, 1998. Based on a current evaluation by the Board of Directors of the Company of the financial condition, results of operations, projections and business prospects of both the Company and SolCom, the terms of the Transaction were substantially renegotiated by the Company and the Sellers in December 1998. Accordingly, the Fairness Opinion by its terms is not directed at, and cannot be relied upon with respect to, the fairness of the Transaction as presently structured to the shareholders of the Company.

         However, based in part on the conclusions reached in the Fairness Opinion as of the date of its delivery, the Board of Directors of the Company has carefully evaluated the changes that have occurred in the financial condition, results of operations, projections and business prospects of both SolCom and the Company since June 1998, particularly the adverse changes that have occurred in the financial condition, results of operations and projections of SolCom, and the Board of Directors of the Company has concluded that the renegotiated reduced level of consideration to be paid by the Company in the Transaction results in a Transaction that is fair, from a financial point of view, to the shareholders of the Company.

         The full text of the written opinion of Van Kasper, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the Fairness Opinion, is attached hereto as Appendix B and incorporated herein by reference. The summary contained herein is qualified in its entirety by reference to the full text of the Fairness Opinion.

         Summary of Methods Utilized. Set forth below is a brief summary of the analyses performed by Van Kasper in conjunction with the delivery of its written Fairness Opinion stating that the Transaction, as structured on June 10, 1998, was fair to the Company and the shareholders of the Company from a financial point of view.

         Comparisons to Selected Publicly Traded Comparable Companies. Van Kasper performed a valuation of SolCom using selected financial ratios and multiples of seven comparable publicly traded companies identified by Van Kasper (consisting of Applied Digital Access, Inc., Concord Communications, Inc., Jyra Research, Inc., Peregrine Systems, Inc., Sync Research, Inc., Visual Networks, Inc., and Wandel & Goltermann Technologies, Inc.). Because most of these companies are not currently profitable, Van Kasper utilized the market value of invested capital (i.e., market capitalization plus interest bearing debt) ("MVIC") as a multiple of revenues for the twelve months ended March 31, 1998 to derive an indicated equity value for SolCom. The range of multiples of MVIC to revenues for the twelve months ended March 31, 1998 was 1.6 to 213.4, with an adjusted average (eliminating the highest and lowest values) of 8.8. On the basis of this average multiple, Van Kasper then calculated an approximate indicated equity value of SolCom on a stand-alone basis of $20.0 million.

         No company used in the above analysis for comparison purposes is identical to SolCom. Accordingly, an analysis of the results of the foregoing is not purely mathematical; rather it involves complex considerations and judgments as to the financial and operating characteristics of the companies and other factors that could affect the value of the companies to which SolCom is being compared.

         Discounted Cash Flow Analysis. Van Kasper performed a discounted cash flow analysis of SolCom utilizing the anticipated future cash flow streams that SolCom would produce over the period from June 30, 1998 through March 31, 2001 if SolCom performed in accordance with forecasts provided by the management of SolCom. Van Kasper also estimated a terminal value of

SolCom as of March 31, 2001 by applying multiples ranging from 23.0 to 27.0 times SolCom's projected net income for the fiscal year ending March 31, 2001. Van Kasper based the range of terminal value multiples, in part, on the trading multiples of the publicly traded comparable companies. The cash flow streams and terminal value were discounted to their present value as of June 30, 1998 using a range of discount rates from 23.0% to 27.0%, reflecting different assumptions regarding SolCom's weighted average cost of capital. On the basis of these calculations, Van Kasper determined an approximate indicated equity value of SolCom, on a stand alone basis, of $20.9 million. However, it should be noted that from June 30, 1998 through December 31, 1998, SolCom has performed significantly below the forecasts provided by SolCom's management.

         Van Kasper also performed a discounted cash flow analysis of the post-Transaction combined company utilizing the anticipated future cash flow streams that the combined company would produce over the period from June 30, 1998 through March 31, 2001 if the post- Transaction combined company performed in accordance with forecasts provided by management of the Company. Van Kasper also estimated a terminal value for the post-Transaction combined company as of March 31, 2001 by applying multiples ranging from 23.0 to 27.0 times the post-Transaction combined company's projected net income for the fiscal year ending March 31, 2001. Van Kasper based the range of terminal value multiples, in part, on the trading multiples of the publicly traded comparable companies. The cash flow streams and terminal value were discounted to their present values as of June 30, 1998 using a range of discount rates from 21.0% to 25%, reflecting different assumptions regarding the post-Transaction combined company's weighted average cost of capital. On the basis of these calculations, Van Kasper calculated an approximate indicated equity value for the post-Transaction combined company of $38.4 million and an indicated equity value of the proposed ownership interest in the post-Transaction combined company to be held by the shareholders of the Company following the Transaction of $21.3 million. However, it should be noted that from June 30, 1998 through December 31, 1998, SolCom has performed significantly below the forecasts provided by SolCom's management.

         Comparable Merger and Acquisition Transaction Analysis. Van Kasper researched a variety of merger and acquisition transaction data sources, including on-line databases, public filings, press releases and newspapers for the time period from January 1, 1996 to the date of its analysis. Van Kasper located 305 potentially comparable merger and acquisition transactions, however, only 18 such transactions disclosed sufficient details to draw conclusions regarding valuation. Upon further examination, an additional 14 transactions were eliminated for a variety of reasons including differences in transaction size, incompatible underlying deal structures or lack of data. Van Kasper utilized the remaining four transactions (consisting of Visual Networks, Inc./Net2Net Corporation, Network General Corporation/Cinco Networks, Inc., 3Com Corporation/Axon Networks, Inc., and Bay Networks, Inc./Armon Networking Ltd.) to derive a valuation of SolCom utilizing the multiple of total deal value to latest twelve months revenues. The range of multiples of total deal value to latest twelve months revenues were 6.9 to 13.0, with an average of 8.6. On the basis of this average multiple, Van Kasper then calculated an approximate indicated equity value of $19.8 million.

         The summary set forth above describes the material analyses performed by Van Kasper and does not purport to be a complete description of such analyses. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In addition, the evaluation of fairness of the Transaction, from a financial point of view, as of the date of the opinion was to some extent a subjective one based on the experience and judgment of Van Kasper, and not merely the result of mathematical analysis of the financial data. Therefore, notwithstanding the separate factors summarized above, Van Kasper believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all factors and analyses, would create an incomplete view of the process underlying the analyses by which Van Kasper reached its opinion.

         In performing its analyses, Van Kasper made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, in addition to the financial assumptions described above. The analyses performed by Van Kasper are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by such analyses. Such analyses were prepared solely as part of Van Kasper's analysis of the Transaction. The analyses do not purport to be appraisals or to reflect the prices at which a company might be sold or the prices at which any securities of the Company or the post-Transaction combined company may trade at any time in the future. Furthermore, Van Kasper may have given certain analyses more or less weight than other analyses and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Van Kasper's view of the actual value of the Company, SolCom, or the post-Transaction combined company.

         Method of Selection. The Board of Directors of the Company retained Van Kasper to act as its financial advisor based upon its qualifications, experience and expertise. Van Kasper, as part of its investment banking business, is engaged in the valuation of businesses and securities in connection with mergers and acquisitions, private placements and valuations for corporate and other purposes.

         Relationship/Compensation. The Company paid Van Kasper a fee of $80,000 in connection with the rendering of the opinion and has agreed to pay approximately $21,500 in expenses thereof. Van Kasper is a private investment bank with no affiliations with the Company, SolCom or the Sellers. The Company has had no material relationship with Van Kasper within the last two years and has no present intention to retain Van Kasper in connection with any future services.

         Management of the Company determined the amount of consideration to be paid to the Sellers (as hereinafter defined) without any recommendation from Van Kasper.

         In no event did the Company instruct Van Kasper with respect to the methodologies or conclusions reached in connection with the Fairness Opinion or impose any limitations on Van Kasper in respect thereof.

                            THE PROPOSED TRANSACTION

         General. The Company has agreed to purchase all of the outstanding share capital of SolCom (the "Shares") pursuant to that certain share purchase agreement dated as of August 17, 1998, as amended on December 23, 1998, entered into by and among the Company, SolCom, each of the Sellers (as defined below) and certain representatives of the Sellers (the "Share Purchase Agreement"), the full text of which, together with all exhibits thereto, is annexed hereto as Appendix A, after which SolCom will be a wholly-owned subsidiary of the Company. In consideration of the sale and transfer of the Shares from the SolCom shareholders (the "Sellers") to the Company, the Company shall issue to the Sellers shares of Common Stock and options to purchase shares of Common Stock aggregating up to 2,700,000. It is currently estimated that the Company will issue approximately 2,200,000 shares of Common Stock and grant approximately 500,000 options to purchase shares of Common Stock. In addition, the Company will issue up to 300,000 performance-based options to purchase shares of Common Stock. The final share/option breakdown shall be determined in accordance with certain formulas set forth in greater detail below. See "Share Purchase Agreement-Share Purchase."

         The discussion in this Information Statement of the Transaction and the description of the principal terms thereof are subject to and qualified in their entirety by reference to the Share Purchase Agreement, which is incorporated herein by reference. Shareholders are urged to read the Share Purchase Agreement in its entirety.

         Approval by the Board of Directors. The Board of Directors of the Company believes that the Transaction is in the best interests of the Company and the Shareholders and has unanimously approved the Transaction.

         Approval by the Shareholders. Holders of a majority of the shares of Common Stock of the Company have approved the Transaction pursuant to the Written Consents.

         Management of the Business Following the Proposed Transaction. Effective as of the Closing (as such term is defined in the Share Purchase Agreement), the Company's Board of Directors shall consist of six (6) members, four (4) of whom currently constitute the Board (and who will remain as members thereof) and the remaining two (2) of whom shall constitute representatives of SolCom or its nominees. In addition, the officers of the Company as of the Closing shall consist of the present officers of the Company, namely, Stephen B. Gray, President, Chief Executive Officer and Chief Operating Officer, Michael Radomsky, Executive Vice President and a Secretary, John F. McTigue, Chief Financial Officer and Treasurer, and Robert M. Groll, Vice President-Business Development, as well as, from SolCom, Peter Wilson, Executive Vice President-Marketing and Hugh Evans-Executive Vice President-Development.

         Dissenters' Rights of Appraisal. In accordance with the applicable provisions of the New Jersey Business Corporation Act (the "NJBCA"), any Shareholder who has not executed the Written Consent shall have the right to dissent therefrom and demand payment of the fair value of shares of Common Stock owned by such Shareholder by delivering a notice to the Company at 21 Meridian Avenue, Edison, New Jersey 08820, Attention: John F. McTigue, Chief Financial

Officer (tel. 732-494-4440), of the Shareholder's intention to so dissent within twenty (20) days of the date of the notice from the Company to all non-consenting Shareholders delivered simultaneously with the mailing of this Information Statement informing each such Shareholder of the right to dissent.
Section 14A:11-1 of the NJBCA sets forth the rights of Shareholders who object to the Transaction or the Reincorporation. Any Shareholder who does not vote in favor of the Transaction or the Reincorporation, or who duly revokes his vote in favor of the same, may, if the Transaction and/or Reincorporation are consummated, obtain payment in cash of the fair value of his shares by strictly complying with the requirements of Chapter 11 of the NJBCA. The Company, within 20 days after the date on which the Transaction and Reincorporation take effect, shall give written notice of the effective date thereof, by certified mail to each Shareholder that has filed a written notice of dissent and not voted to approve the same. Within 20 days after the mailing of such notice, any Shareholder may make written demand on the Company for the payment of the fair value of such Shareholder's shares. Not later than 20 days after demanding payment for the shares of Common Stock held by such Shareholder, the Shareholder shall submit the certificate or certificates representing such shares of Common Stock to the Company. The Company shall note that such demand has been made on the certificate or certificates and return such certificate or certificates to the Shareholder. Not later than 10 days after the expiration of the period in which Shareholders may make written demand to be paid the fair value for their shares of Common Stock, the Company shall mail to any Shareholders making a written demand the balance sheet of the Company, as of the latest available date which shall not be earlier than 12 months prior to the making of the demand and a profit and loss statement for not less than a 12- month period ended on the date of such balance sheet. The fair market value of any shares of Common Stock to which dissenters' rights are exercised shall be the fair market value of such Common Stock as of the Closing. Reference is made to Sections 14A:11-1 and 14A:11-2 of the NJBCA, the full texts of which are annexed hereto as Appendix H.

         Effect on Shareholders. Following the consummation of the Transaction, the number of issued and outstanding shares of Common Stock of the Company will increase by an amount equal to the number of MicroFrame Shares (as hereinafter defined) issued to the Sellers pursuant thereto. Shareholders of the Company will continue to have the same voting, dividend and liquidation rights in the Company after the Transaction. However, Shareholders of the Company will experience immediate and substantial dilution following the consummation of the Transaction with respect to percentage ownership and voting power of the Company's issued and outstanding Common Stock of between approximately 39.6%
(assuming 2,200,000 shares of Common Stock are issued) and 48.6% (assuming 2,700,000 shares of Common Stock are issued).

         Accounting Treatment of Transaction. The Transaction will be accounted for by the Company under the "purchase method" of accounting in accordance with generally accepted accounting principles. Accordingly, the aggregate consideration paid by the Company in connection with the Transaction will be allocated to SolCom's assets based upon their fair values, and the results of operations of SolCom will be included in the results of operations of the Company only for periods subsequent to the Closing.

         Resale Restrictions. All shares of Common Stock received by Sellers will be unregistered restricted securities under the Securities Act of 1933, as amended (the "Act") and Regulation S promulgated thereunder. Sellers will be permitted to sell certain shares held by them in accordance with Regulation S and Rule 144 promulgated under the Act. In general, Regulation S prohibits resales of securities sold pursuant thereto in the United States for a period of one (1) year, after which such "restricted securities" may be sold in reliance on Rule 144. Rule 144 as currently in effect provides that an "affiliate" of the Company (as defined in Rule 144) or a person who has beneficially owned restricted securities (as defined in Rule 144) for at least one (1) year is entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding Common Stock or the average weekly trading volume in the Common Stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain manner-of-sale provisions, notice requirements and the availability of current public information about the Company. Persons who are not deemed affiliates of the Company and who have beneficially owned restricted securities for at least two (2) years are entitled to sell all of the shares of Common Stock owned by them without regard to the volume limitation, manner-of-sale, notice or current public information requirements.

         Share Purchase Agreement.

                  Share Purchase. The Company shall purchase all of the outstanding Shares pursuant to the Share Purchase Agreement, after which SolCom will be a wholly-owned subsidiary of the Company. In consideration of the sale and transfer of the Shares from the SolCom shareholders (the "Sellers") to the Company, the Company shall issue to the Sellers an aggregate of up to 2,700,000 shares of Common Stock and options to purchase shares of Common Stock in accordance with the following formula:

                  (i) that number of shares of Common Stock (the "MicroFrame Shares"), in proportion to each Seller's share ownership in SolCom, in accordance with the following formula:

                  a                 x       2,700,000
                  ---------
                  a + b + c

         where 'a' equals the number of Shares held by Sellers as of the Closing; 'b' equals the number of ordinary shares of 1 pence each in the capital of SolCom as of the Closing subject to options to subscribe therefor; and 'c' equals the number of Third Party Shares (as such term is defined in the Share Purchase Agreement) as of the Closing; and

         (ii) that number of options to purchase shares of Common Stock equal to
         (x) the total number of options to purchase shares of capital stock of SolCom as of the Closing divided by (y) the Conversion Factor. The Conversion Factor is determined in accordance with the following formula:

                  a + b
                  ---------
                  2,700,000
         where 'a' equals the number of Shares held by Sellers as of the Closing; and 'b' equals the number of ordinary shares of 1 pence each in the capital of SolCom as of the Closing subject to options to subscribe therefor.

         It should be noted that the greater the number of shares of Common Stock issued pursuant to the Share Purchase Agreement, the greater the dilutive effect upon the Shareholders.

                  Performance-Based Stock Options. In addition to the 2,700,000 shares of Common Stock and options therefor, the Company has agreed to grant 300,000 performance-based options upon the Closing to certain key management members of SolCom, 150,000 of which will vest if the newly-combined entity achieves revenues of at least $30 million in fiscal year 2000 and the remaining 150,000 of which will vest if the newly-combined entity achieves revenues of $60 million in fiscal year 2001. In the event that such targets are not reached, the options will not vest and will expire.

                  Escrow. Approximately fifty (50%) percent of the MicroFrame Shares to be issued will be held in escrow for a period of one year for the purpose of permitting the Company to set off against any liabilities incurred by the Company in the event of breaches of representations and warranties or covenants by the Sellers or SolCom pursuant to an escrow agreement to be entered into by and among the Company, certain Sellers, the Sellers' Representatives (as such term is defined in the Share Purchase Agreement) and Dundas & Wilson CS, a Scottish law firm, as escrow agent.

                  Exchange of Certificates. Upon the execution of the Share Purchase Agreement, there were delivered to a representative of the Sellers (the "Sellers' Representative") certificates representing all of the outstanding Shares together with duly executed share transfers to be held in custody by the Sellers' Representative until the Closing, at which time the Sellers' Representative shall deliver the Shares and transfers to the Company. At the Closing, the Company will deliver the MicroFrame Shares to the Sellers' Representative.

                  Representations and Warranties. The Sellers have made certain representations and warranties to the Company, including without limitation, existence and qualification, capitalization, options, consents, material contracts, financial statements, absence of undisclosed liabilities, tangible and intangible property, title to assets, debt, absence of certain changes, litigation, insurance, employee benefit plans, environmental matters, real property, taxation, compliance with laws and permits, conflicts, suppliers and customers, labor matters, bank accounts, creditors, officers, directors and key employees, insolvency, computer systems and subsidiaries. The Company has made certain representations and warranties to the Sellers, including without limitation, existence and qualification, capitalization, authority, enforceability, consents and approvals, public filings, the MicroFrame Shares and NASDAQ.

                  Covenants.  The Sellers  have made  certain  covenants  to the
Company, including without limitation, conduct and preservation of business, insurance, litigation, repayment of debts, notification of certain damage or destruction, indemnification of brokerage, taxes, standstill, exclusivity and technology. The Company has made certain covenants to the Sellers, including without limitation, conduct and preservation of business, insurance, litigation, notification of certain damage or destruction, indemnification of brokerage, NASDAQ Listing, employee options, filings and registration rights.

                  Management after the Transaction. Effective at the Closing, SolCom will become a wholly-owned subsidiary of the Company. The directors of the Company shall be Stephen B. Gray, Stephen M. Deixler, Michael Radomsky, Alexander C. Stark (each of whom is currently a director of the Company), and two (2) nominees of SolCom. In addition, the officers of the Company as of the Closing shall consist of the present officers of the Company, namely, Stephen B. Gray, President, Chief Executive Officer and Chief Operating Officer, Michael Radomsky, Executive Vice President and a Secretary, John F. McTigue, Chief Financial Officer and Treasurer, and Robert M. Groll, Vice President-Business Development, as well as, from SolCom, Peter Wilson, Executive Vice President-Marketing and Hugh Evans-Executive Vice President- Development.

                  Conditions to the Transaction. The respective obligations of the Company and SolCom to consummate the Transaction are subject to the fulfillment of certain conditions, including without limitation, filing with the Securities and Exchange Commission (the "Commission") of this Information
Statement in definitive form, execution and delivery of certain ancillary agreements, delivery of certain financial statements and opinions of counsel, approval of a majority of the Shareholders, regulatory approvals, exemption from registration under the Act for the issuance of the MicroFrame Shares, and clearance from the Inland Revenue of the United Kingdom. The Share Purchase
Agreement contains no condition of closing with respect to fluctuations in the price of the Common Stock; accordingly, no party may terminate the Share Purchase Agreement or their respective obligations contained therein as a result of any such fluctuations.

                  Termination. The Share Purchase Agreement may be terminated upon certain events, as follows: (i) written consent of the Buyer and the Sellers or Sellers' Representatives, (ii) the failure of the Closing to occur before June 30, 1999 or (iii) the failure to satisfy any of the closing conditions set forth in Sections 8 and 9 of the Share Purchase Agreement without waiver thereof prior to June 30, 1999. Upon termination of the Share Purchase Agreement, all obligations of all parties terminate, except those relating to non-solicitation, confidentiality and public announcements.

                  Ancillary Agreements. Consummation of the Transaction is conditioned upon the execution and delivery at the Closing of certain ancillary agreements, including, among others, (i) an escrow agreement by and among Buyer, certain Sellers, the Sellers' Representatives, and Dundas & Wilson, as escrow agent, (ii) employment agreement amendments by and among Buyer and each of Peter Wilson, Hugh Evans, Keith Laing, Robert Struthers and Stephen Connelly, (iii) a registration rights agreement by and among Buyer and the Sellers, (iv) certain opinions of counsel, (v) stock option contracts with respect to employees of SolCom and (vi) a representation letter of Francis DeLaura.

         Employment Agreement Amendment of Peter Wilson. Effective as of the Closing, the Company, SolCom and Peter Wilson shall enter into an amendment to that certain Employment Agreement by and among SolCom and Mr. Wilson dated March 17, 1993, as amended on June 28, 1996, which shall, among other things, (i) increase his annual salary to (pound)70,000 per year with a provision for annual salary increases, (ii) grant 50,000 options to purchase Common Stock, (iii) provide an automobile allowance of (pound)5,000 per year and (iv) impose a one-year covenant not to compete.

         Employment Agreement Amendment of Hugh Evans. Effective as of the Closing, the Company, SolCom and Hugh Evans shall enter into an amendment to that certain Employment Agreement by and among SolCom and Mr. Evans dated March 17, 1993, as amended on June 28, 1996, which shall, among other things, (i) increase his annual salary to (pound)70,000 per year with a provision for annual salary increases, (ii) grant 50,000 options to purchase Common Stock, (iii) provide an automobile allowance of (pound)5,000 per year and (iv) impose a one-year covenant not to compete.

         Employment Agreement Amendment of Keith Laing. Effective as of the Closing, the Company, SolCom and Keith Laing shall enter into an amendment to that certain Employment Agreement by and among SolCom and Mr. Laing dated September 26, 1995, which shall, among other things, (i) increase his annual salary to (pound)55,000 per year, (ii) grant 7,500 options to purchase Common Stock and (iii) impose a three-month covenant not to compete.

         Employment Agreement Amendment of Robert Struthers. Effective as of the Closing, the Company, SolCom and Robert Struthers shall enter into an amendment to that certain Employment Agreement by and among SolCom and Mr. Struthers dated February 21, 1995, which shall, among other things, (i) increase his annual salary to (pound)43,000 per year, (ii) grant 7,500 options to purchase Common Stock and (iii) impose a three-month covenant not to compete.

         Employment Agreement Amendment of Stephen Connelly. Effective as of the Closing, the Company, SolCom and Stephen Connelly shall enter into an amendment to that certain Employment Agreement by and among SolCom and Mr. Connelly dated February 21, 1995, which shall, among other things, (i) increase his annual salary to (pound)33,000 per year, (ii) grant 7,500 options to purchase Common Stock and (iii) impose a three-month covenant not to compete.

         Registration Rights Agreement. Effective as of the Closing, the Company will enter into a registration rights agreement with the SolCom shareholders which shall entitle each such shareholder, for a period of one year from the Closing, to (i) "piggyback" registration rights in the event that the Company registers any Common Stock and (ii) certain limited "demand" registration rights in the event the Company breaches certain covenants contained therein relating to the availability of Rule 144 promulgated under the Act.

         Stock Option Contracts. Effective as of the Closing and pursuant to the Sub-Plan, the Company shall grant stock options to certain employees of SolCom who currently hold options to purchase shares in SolCom (the "Original Options") evidencing the grant of options to purchase approximately 500,000 shares of Common Stock (the "Employee Options"). The Employee Options shall contain terms substantially similar to the Original Options, including without limitation, exercise price (fair market value) and vesting period (between approximately 5 and 7 years from the Closing) thereof.

                    PRO FORMA CONDENSED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet (Note 7)
MicroFrame, Inc.-As of December 31, 1998
SolCom Systems Ltd..-As of December 31, 1998

The following unaudited pro forma consolidated balance sheet and statements of operations give effect to the share purchase as if it had occurred on December 31, 1998 for balance sheet purposes and April 1, 1997 for statement of operations purposes, and should be read in conjunction with the consolidated financial statements of MicroFrame and SolCom for the relevant period and the related notes thereto included, or incorporated by reference, elsewhere herein.



                                                       MicroFrame      SolCom     Pro Forma Adjustment       Pro Forma
                      ASSETS

Current assets
   Cash and cash equivalents                        $      345,892        135,300                         $       481,192
   Accounts receivable, less allowance for doubtful
      accounts of $95,249                                2,823,565        610,500                               3,434,065
   Inventory, net                                        2,036,567        358,050                               2,394,617
   Deferred tax assets                                     337,512                                                337,512
   Prepaid expenses and other current assets               461,557        207,900                                 669,457
                                                      ------------  ----------------------------------- -----------------
      Total current assets                               6,005,093      1,311,750                               7,316,843

Property and equipment, less accumulated depreciation of
   $585,015 and $971,903                                   693,423        234,300                                 927,723
Capitalized software, less accumulated amortization of
   $1,309,856 and $1,054,827                             1,426,567                     3,855,000(Note 2)        5,281,567
Goodwill, less accumulated amortization of $33,555 and
   $26,130                                                  68,055                       931,636(Note 2)          999,691
Other intangible assets                                                                  250,000(Note 2)          250,000
Security deposits                                           39,798                                                 39,798
Other assets                                             1,026,064                  (1,026,064)(Note 2)                 0
                                                      ------------  ----------------------------------- -----------------
      Total assets                                 $     9,259,000      1,546,050             4,010,572   $    14,815,622
                                                      ============  =================================== =================

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Bank borrowings                                 $     1,100,428         66,000                         $     1,166,428
   Accounts payable                                      1,694,260      1,959,800                               3,654,060
   Accrued payroll and related liabilities                 212,348                                                212,348
   Deferred income                                          95,673                                                 95,673
   Other current liabilities                               337,697        994,950        267,400 (Note2)        1,600,047
                                                      ------------  ----------------------------------- -----------------
      Total current liabilities                          3,440,406      3,020,750               267,400         6,728,556
                                                      ------------  ----------------------------------- -----------------


Deferred tax liabilities, net                               48,808                                                 48,888
Long-Term debt                                             500,000                                                500,000
Other liabilities                                                          85,800                                  85,800
Commitments and contingencies

Stockholders' equity

   Common stock                                              6,652        701,852    (699,652) (Note 2)             8,852
   Preferred stock - par value $10 per share; authorized
      200,000 shares, none issued
   Additional paid-in capital                            7,366,221      1,449,588     4,524,997(Note 2)        13,340,806
   Accumulated deficit                                  (1,886,534)    (3,713,639)    (80,474) (Note 2)        (5,680,647)
   Accumulated comprehensive income                         (9,434)         1,699                (1,699)           (9,434)
                                                      ------------  ----------------------------------- -----------------

   Less - Treasury stock, 62,031 shares, at cost          (207,199)                                              (207,199)
                                                      ------------  ----------------------------------- -----------------
      Total stockholders' equity                         5,269,706     (1,560,500)            3,743,172         7,452,378
                                                      ------------  ----------------------------------- -----------------
      Total liabilities and stockholders' equity   $     9,259,000      1,546,050             4,010,572   $    14,815,622
                                                      ============  =================================== =================

Unaudited Pro Forma Consolidated Statement of Operations (Note 7)
MicroFrame, Inc.-Nine Months Ended December 31, 1998
SolCom Systems, Ltd.-Nine Months Ended December 31, 1998


                                              MicroFrame               SolCom       Pro Forma Adjustment             Pro Forma

Net Sales                                  $  9,451,604    $         2,314,950    $       (350,000) (Note4)          $ 11,416,554

Cost of sales                                 3,436,590                277,200                                          3,713,790
                                           ------------         --------------      ---------------               ---------------

Gross margin                                  6,015,014              2,037,750            (350,000)                     7,702,764

   Research and Development expenses          1,285,809                562,650             350,000 (Note 4)             2,198,459

                                                                                                                        6,495,647

   Selling, general and administrative
expenses                                      3,671,247              2,824,000

   Depreciation and amortization                454,418                186,450            1,229,364(Note 3)             1,870,232
                                           ------------         --------------      ---------------               ---------------

Income (loss) from operations                   603,540             (1,535,750)          (1,929,364)                   (2,861,574)

Interest income                                   5,139                  1,656                                              6,795

Interest expense                               (55,725)                (34,650)                                           (90,375)
                                           ------------         --------------      ---------------               ---------------

Income (loss) before income tax provision       552,954            (1,568,744)          (1,929,364)                    (2,945,154)
(benefit)
                                           ------------         --------------      ---------------               ---------------

Income tax provision (benefit)                  207,850                      0            (241,452)                       (33,602)
                                           ------------         --------------      ---------------               ---------------

Net income (loss)                          $    345,104      $      (1,568,744)   $     (1,687,912)          $         (2,911,552)
                                           ============         ==============      ===============               ===============
Per share data (Note 5)

   Net income (loss) per share

Basic                                      $       0.06                                                      $              (0.38)
Diluted                                    $       0.05                                                      $              (0.38)

   Weighted average number of common
   shares outstanding basic                   5,490,922                                                                 7,690,922

   Weighted average number of common
      shares outstanding diluted              6,455,398                                                                 7,690,922




Unaudited Pro Forma Consolidated Statement of Operations (Note 7)
MicroFrame, Inc.-Year ended March 31, 1998
SolCom Systems Ltd..-Year ended March 31, 1998



                                                                         SolCom       Pro Forma Adjustments
                                                     MicroFrame         (Note 6)                                    Pro Forma

Net sales                                        $     10,217,911   $    2,168,313   $                       $     12,386,224
Cost of sales                                           4,285,134          456,225                                  4,741,359
                                                   --------------      -----------    -------------------    ----------------
Gross Margin                                            5,932,777        1,712,088                                  7,644,865
      Research and development expenses                 1,117,151          562,401                                  1,679,552
      Selling, general and administrative expenses      3,933,783        2,002,727                                  5,936,510
      Depreciation and amortization                       485,738           76,000       1,889,153(Note 3)          2,450,891
                                                   --------------      -----------    -------------------    ----------------
Income (loss) from operations                             396,105         (929,040)            (1,889,153)         (2,422,088)
Interest income                                            14,888            1,659                                     16,547
Interest expense                                           (4,344)         (43,134)                                   (47,478)
                                                   --------------      -----------    -------------------    ----------------
Income (loss) before income tax provision (benefit)       406,649         (970,515)            (1,889,153)         (2,453,019)
Income tax provision (benefit)                           (304,661)                               (433,333)           (737,994)
                                                   --------------      -----------    -------------------    ----------------
Net income (loss)                              $          711,310  $      (970,515)  $         (1,455,820$         (1,715,025)
                                                   ==============      ===========    ===================    ================
Per  share data (Note 5)
   Net income (loss) per share
Basic                                          $             0.15                                        $              (0.24)
                                                   --------------                                            ----------------
Diluted                                        $             0.14                                        $              (0.24)
                                                   --------------                                            ----------------

   Weighted average number of common shares
   outstanding basic                                    4,840,357                                                  7,040,357
                                                                                                             -----------------
                                                   --------------
   Weighted average number of common shares
   outstanding diluted                                  5,195,357                                                  7,040,357
                                                   --------------                                            ----------------


MicroFrame, Inc.
SolCom Systems, Ltd.
Notes to Unaudited Pro Forma Combined Financial Statements

1        Basis of Presentation
         MicroFrame and SolCom entered into a definitive agreement that provides for the purchase of all outstanding share capital of SolCom by MicroFrame. The transaction will be accounted for by the "purchase" method of accounting with MicroFrame as the purchaser of SolCom.

2        Application of Purchase of SolCom

         The revised purchase agreement specifies that MicroFrame will acquire all of the outstanding shares of SolCom in exchange for a maximum of 3,000,000 MicroFrame equity units, 2,700,000 of which will be comprised of common shares and stock options subject to a formula contained in the Revised Purchase Agreement. Included in the 3,000,000 equity units is a grant of 300,000 performance-based options that will occur at consummation to certain key management members of SolCom, 150,000 of which will vest if the newly-combined entity achieves revenues of at least $30 million in fiscal year 2000 and the remaining 150,000 of which will vest if the newly-combined entity achieves revenues of $60 million in fiscal year 2001. All of the aformentioned options (except for the performance-based options) will vest immediately and have an average exercise price of approximately $1.65 per share. The performance-based options will vest upon reaching the above-mentioned targets and, based upon the current market value of the Common Stock (subject to fluctuations in the Common Stock), have an average exericse price of approximately $2.25 per share.

         The following tables detail the estimated purchase price calculation and the estimated purchase price allocation that was utilized in the pro forma financial statements:


          Calculation of Purchase Price

Number of shares to be issued by MicroFrame         2,200,000
Average stock price for three days before and after
 November 27, 1998                                       2.46      $5,401,786
Number of options to be issued in the Transaction     500,000

Estimate fair value using Black Scholes model            1.15         575,000
Total value of equity consideration                               $ 5,976,786
Estimated transaction costs of MicroFrame                             999,350
SolCom deficit at December 31, 1998                                 1,560,500

                                                                    -----------
Total Consideration                                               $ 8,536,636
                                                                    ===========

       Purchase Price Allocation

Existing and core technology products                      $ 3,855,000
Covenant not to compete                                        250,000
In-process research and development                          3,500,000
Goodwill                                                       931,636
                                                            ----------
Total Purchase Price                                      $  8,536,636
                                                            ==========


         For purposes of the pro forma financials, the Company has split the equity units into the following classes of equity to determine the consideration in the transaction:

         o 2,200,000 common shares
         o 500,000 stock options
         o 300,000 performance-based options

         The Company has  utilized an average  stock price for a short period (3 days)prior to and after the announcement of the newly negotiated terms to the public that occurred on November 27, 1998. The average, as computed, is $2.46 per share. This average was applied to the 2,200,000 common shares to arrive at the applicable value for consideration exchanged. In addition, the Company has estimated the value of the 500,000 stock options using a Black Scholes option valuation model. The estimated value per option was $1.15. The assumption utilized in the model include an expected validity of 80%; a dividend yield of 0, a risk free interest rate of 5.33% and an expected option term of 5 years. The Company has not included the value of the 300,000 performance-based options in its consideration, as the options are contingent upon the realization of the future revenues as noted above. If the contingency is resolved, additional purchase price consideration will be recorded at that time.

         The consideration will be adjusted at consummation as the composition of shares and options will then be known. However, the Company believes that the consideration utilized in the calculations underlying the pro forma financial statements will not change materially.

         In addition to the consideration noted above, the Company has estimated that transaction costs will be $1,000,000. The costs are primarily comprised of professional fees and other incremental costs directly related to the transaction. The Company had incurred $1,026,064 of costs directly related to the transaction as of December 31, 1998. This amount has been reclassed in the pro forma adjustment column to become part of the estimated purchase price allocation. Additionally, the Company will assume approximately $950,000 of liabilities related to SolCom in connection with the transaction. These amounts have been recorded on SolCom's historical balance sheet as of December 31, 1998 and accordingly, have been reflected as additional purchase price.

         The preliminary purchase price allocation results in a value for existing and core technology of $3,855,000, which has been classified as capitalized software, covenants not to compete of $250,000, and IPR&D of $3,490,177. These estimates will be refined upon the final purchase price allocation. Management believes that these are reasonable estimates for pro forma purposes, as it knows of no events that would currently cause a material change to preliminary estimates.

         In-process research and development, which is not expected to have reached technological feasibility by the consummation date of the Transaction and which will have no alternative future use, includes certain of the research and development projects currently underway at SolCom. The projects fall into two broad categories: "NetworX" products and Application Specific Integrated Circuit ("ASIC") products. "Modular" and "Sentinel III" products, although categorized and valued separately due to the nature of the lifecycle and expense assumptions, falls under the NetworX technology as defined. NetworX products will allow network managers to evaluate and control all aspects of their networks. The ASIC projects underway are likely to create products where all the application hardware and software necessary to carry out specific tasks will be resident on a single computer chip. The chips will have substantial increases in processing speed and a lower cost to the consumer. This will lead to increased benefits to the SolCom product set.

         As stated above, none of these projects has met technological feasibility. If, as a result of the uncertainties surrounding the successful completion of these projects, the Company is unable to establish technological feasibility and is unable to produce a commercially viable product, then the anticipated incremental future cash flows attributable to expected sales and profits from the NetworX and ASIC products will not be realized. This could have a material adverse effect on the combined Company's future financial position, results of operations and cash flows.

         The Company does believe, however, that it will be able to complete these projects and produce commercially viable products using the new NetworX and ASIC technologies that are currently being developed.

3        Pro Forma Statement of Operations

         The statement of operations for the year ended March 31, 1998 reflects pro forma adjustments for the annual amortization of existing technology, covenants not to compete and goodwill. Based on the estimated lives of the technology that is being acquired, the Company has assigned a three-year life to these assets and to the goodwill for amortization purposes. The covenants not to compete will be amortized over one year, the contractual life of the restriction. Amortization expense was $833,333, $250,000 and $805,820, respectively for the capitalized software, the covenant not to compete, and the goodwill for the year ended March 31, 1998. The statement of operations for the nine months ended December 31, 1998 reflects pro forma adjustments for 9/12ths amortization of existing technology and goodwill of $624,999and $604,365, respectively.

4        Inter-Company Transactions

         All inter-company transactions between MicroFrame and SolCom during the periods presented have been properly eliminated.

5        Weighted Average Shares and Earnings Per Share

         The weighted average shares outstanding has been adjusted to reflect the issuance of 2,200,000 shares of MicroFrame's common stock. The 500,000 options to purchase

         MicroFrame's common stock as a result of this transaction have not been included, as to include such shares would be anti-dilutive. All of the 2,200,000 shares have been reflected as outstanding despite the transaction provision that stipulates that 50% of the shares are to be held in escrow for up to one year after consummation, as the Company believes beyond any reasonable doubt that the shares will be issued.

6        Foreign Currency Translation

         The financial statements of SolCom were prepared in local currency (British pounds sterling) and translated into U.S. dollars based on the current exchange rate at the end of the period (December 31, 1998) for the balance sheet and weighted average rate for the periods presented on the statements of operations (nine months ended December 31, 1998 and the year ended March 31, 1998).

7        In-Process Research and Development

         SolCom is in the process of developing products with two new technologies, NetworX technology and ASIC technology, and several new products that are categorized as Modular, NetworX, Sentinel III or ASIC products.

         Description of Products

         SolCom's Modular product line, although valued separately, falls under the NetworX technology as defined below. SolCom is developing NetworX as the industry's first comprehensive management tool. NetworX will be the industry's first integrated platform for proactive, remote, secure management and monitoring of voice, data and video networks. It uses Dial up, Telnet or SNMP connections so that managers can monitor, evaluate and control all aspects of their network from a single, remote point.

         Sentinel products offer a range of comprehensive site management tools for centralized remote maintenance of large distributed voice and data networks. All Sentinel products will feature Alarm & Fault Management, PBX Toll Fraud Detection, Environmental Monitoring and Control as well as Security Access Management. Sentinel III is an intelligent port controller that will secure remote access to voice and data network node maintenance ports. The technology will combine remote monitoring and Sentinel network device management, allowing control of a network as well as a comprehensive picture of its activities. It is expected to be a low cost integrated platform for proactive, remote, secure management and monitoring of voice, data and video networks. Sentinel III has all the security features of Sentinel and Sentinel Slimline, combined with the remote monitoring capabilities of NetworX.

         An ASIC is an Application Specific Integrated Circuit that incorporates all the hardware and software required to carry out specific tasks on a single chip. This will lead to a substantial increase in processing speed and reduction in build cost. Designing the ASIC requires the Company to experience a learning curve while the engineers become familiar with this technology. Initially there will be one ASIC but once the initial ASIC has been developed, there will be an ongoing development to introduce more capabilities and features into ASICs.

         In general, the major risks for the IPR&D products consists of: Time to market; meeting anticipated sales and COGS levels; and providing competitive products. On a more specific level, each IPR&D product still needs developments to be completed prior to commercial release.

         The remaining risks for the Modular products are ensuring that the cards operate as expected when fitted to the "RMON" Engine. Furthermore, SolCom must make sure that the Modular products reach the expected performance levels during testing.

         NetworX requires that the hardware development is complete with all of the associated drivers. The new operating system has to be running correctly and the developed code needs to be completed, ported to NetworX and launched. Daughter cards for the NetworX system have to be completed along with all associated drivers. The software needs to be completed for the daughter cards and then the daughter cards need to be tested in the NetworX platform.

         Sentinel III requires that the hardware development is completed and the associated software drivers are completed and operational.

         The new ASIC-based products need much more extensive development efforts. First, since the technology is so new, the engineers need to complete their familiarization with the technology. SolCom needs to find a chip manufacturer with which to work. The cards have to have their design verified and have to be tested both with the NetworX motherboard and the new NetworX operating system, with many expected refinements. Finally, the chip will need to be manufactured. ASIC then needs to be tested to verify that it will meet the required performance levels prior to releasing the technology.

         Modular products have been in development since early fiscal year 1999 and $230,928 will have been spent on Modular products at the time of closing. Another $57,732 will need to be spent in order to release the Modular products by their expected release date of April 1999. The Sentinel III product is expected to be released in the market in June 1999. To date, SolCom has spent $67,354 on research and development and expects to spend an additional $15,395 prior to release. Management has projected revenues for Sentinel III beginning in 2000. As of March 31, 1999, $250,172 will have been spent on research and development for the NetworX products. Another $45,395 of research and development expenses has been budgeted to complete these products. NetworX products are expected to be commercially released in June of 1999 but management has projected NetworX products to start generating revenues in fiscal year 2000. ASIC-based products are less complete than NetworX. As of consummation of the Transaction, only $105,842 in research and development expenses will have been spent and ASIC products will need another $350,000 in order to become technologically and commercially feasible. ASIC is expected to be launched in the first half of fiscal year 2001 and management has projected revenues beginning in fiscal year 2001.

         Analysis of Products/IPR&D

         SolCom was analyzed on a stand-alone basis. The analysis was adjusted so that any projections for products that were known to include the Company's technology and/or know-how were reduced to reflect only SolCom's efforts and contributions as appropriate. The Company is contributing technology to both Sentinel III and the

         NetworX Motherboard product of 30% and 20%, respectively. The percentage attributable to the Company's technology was eliminated from the product's value in the analysis. For example, the present value of cash flow for Sentinel III is approximately $2.1 million. After adjusting the cash flows to exclude the Company's portion of those cash flows, the SolCom value decreases to $1.5 million. After adjusting for the stage of completion, Sentinel III value accounted for as IPR&D is $1.2 million.

         The Company's professional appraisal firm has updated the valuation models to comply with the stage of completion and multiple discount rate guidance that has been issued by the Staff. The analysis that has been performed by the Company's professional appraisal firm concluded an IPR&D value of $3,490,177. The IPR&D is comprised of $77,062 for Modular Products, $2,043,539 for NetworX products, $1,224,702 for Sentinel III and $144,874 for ASIC-based products. The following discussion provides information regarding the expected revenue to be generated by these projects, associated costs of the projects, the period over which the revenues will be generated and the stage of completion of each project at the time of acquisition.

         The value allocated to acquired IPR&D for the Transaction as of March 31, 1999, the expected closing date, was determined utilizing the income approach via an excess earnings analysis. This methodology requires the projection of revenues and expense that will arise as a result of the successful completion of the IPR&D project. The operating income attributable to each IPR&D project was calculated as projected revenues less the projected operating expenses. Net operating income is calculated after applying the projected effective tax rate for the Company.

         A charge was taken to reflect the economic rent related to the net assets required to run the business and support future growth. This return on the requisite assets was based on industry comparable companies and company specific information. Where it was determined that core technology of the existing technology would be utilized by the IPR&D, a charge was applied against IPR&D revenues. Core technology was identified for all of the IPR&D projects. A core technology charge of 30% of operating profit was applied for each of the IPR&D projects. The charge for use of the core technology and the return on requisite assets was subtracted from net income.

         The value allocated to acquired IPR&D was determined utilizing the Stage of Completion methodology. This methodology utilizes the same cash flows as the excess earnings analysis, but removes all research and development costs to complete the identified project. In addition, the discounted value of these cash flows is reduced to represent the percentage of which the project has been completed as of the estimated Transaction closing date. The determination of the percentage completed is based primarily on the amount of effort (cost or time) expended to date and remaining until completion. Consideration is also given to the amount of risk and effort incorporated in the development steps in relation to the development steps remaining to complete the project.

         New Modular products that will replace the current Modular products are expected to be released in April 1999. Based on the risk and effort to date, it has been determined that the Modular products will be 80% complete. Based on historical research and development expenditures as a percentage of total research and development costs to bring the products to market, the percentage complete is calculated to be 85%. Sentinel III is expected to be released in June 1999. Based on the risk and effort to date, it has been determined that Sentinel III will be 80% complete as of March 31,1999. Based on research and developments spent to date as a percentage of total budgeted costs until release, the percent complete is 80%. The NetworX products are expected to be released in June 1999. Two of these NetworX products are considered to be 70% completed and two are considered to be 80% complete. The new ASIC based products were determined to be approximately 20% complete and are expected to be released in the first half of fiscal year 2001. Based on research and development expenditures as a percentage of total research and development costs needed to complete the project, the percentage complete is calculated to be 23%.

         The resulting cash flows were then discounted at an appropriate rate based on the risk profile and the nature of each project and the market. Due to the stage of each product, the expected release date and the reliability of the projections, a range of 30% to 40% for the discount rates was selected as appropriate. Specifically, Modular products, NetworX and Sentinel III were discounted at 30% and ASIC was discounted at 40%. According to the Handbook of Modern Finance by Dennis E. Logue, 1997 Edition, the required rate of return by venture capitalists generally ranged between 20% and 60%. We considered these projects to be similar to a late stage venture capital or a mezzanine financing company at a 20% to 40% range.

         Modular products are expected to have a one-year life cycle. The Company started to develop the Modular products in fiscal year 1999. They will fully replace the existing Modular products that were developed in fiscal year 1998. Total revenues, including product, warranty and Hewlett Packard revenue, are expected to be approximately $590,000 in fiscal year 2000 and zero in fiscal year 2001. The associated expected costs of goods sold ("COGS") are 5% of expected sales. Other operating expenses (sales, marketing, administrative, internal support, maintenance research and development, etc.) are attributed to each IPR&D product based on the overall Company expense margins. Those operating expenses are expected to be approximately 48%. Research and development costs to complete were determined to be $57,732.

         NetworX products are expected to have a seven-year life cycle, with its peak after three years. Total revenue growth, including product, warranty and Hewlett Packard revenue is expected to increase by approximately 200% in fiscal year 2001 and then to 80% by fiscal year 2002. Revenue growth will then decrease over the life of the products. The associated expected COGS are 15% of expected sales. Other operating expenses (sales, marketing, administrative, internal support, maintenance research and development, etc.) are attributed to each IPR&D product based on the overall Company expense margins. Those operating expenses are expected to be approximately 48%. Research and development costs to complete were determined to be $49,244.

         Sentinel III is expected to have an eight-year life cycle, with its peak after four years. Total revenue growth, including product, warranty and Hewlett Packard revenue is expected to increase by approximately 200% in 2001 and then to 80% by fiscal year 2003. Revenue growth will then decrease over the life of the products. The associated expected COGS are 14% of expected sales. Other operating expenses (sales, marketing, administrative, internal support, maintenance research and development, etc.) are attributed to each IPR&D product based on the overall Company expense margins. Those operating expenses are expected to be approximately 48%. Research and development costs to complete were determined to be $15,395.

         ASIC based products are expected to have a seven-year life cycle, with its peak after three years. Total revenue growth, including product, warranty and Hewlett Packard revenue is expected to increase to 80% by fiscal year 2003. Revenue growth will then decrease over the life of the products. The associated expected COGS are 9% of expected sales. Other operating expenses (sales, marketing, administrative, internal support, maintenance research and development, etc.) are attributed to each IPR&D product based on the overall Company expense margins. Those operating expenses are expected to be approximately 48%. Research and development costs to complete were determined to be $350,000.

         Since the Transaction has not yet closed, the Company believes that disclosure in the Company's financial statements and MD&A is not warranted at this time. However, the Company will disclose the effect and expected effect of the uncertainty of the successful completion of the aforementioned research and development projects that the Company is acquiring pursuant to the Transaction in the Company's 1934 Exchange Act filings subsequent to the consummation of the Transaction.

                                  RISK FACTORS

                 Risks Relating to an Investment in the Company

     References to the "Company" include the Company and SolCom as the post-Closing combined entity, except where otherwise indicated or appropriate within the context thereof.

     Competition. The market for network management and remote maintenance and security products for mission critical voice and data communications networks is highly competitive. There can be no assurance that the proprietary technology which forms the basis for most of the Company's family of modular standards oriented hardware and software components will continue to enjoy market acceptance or that the Company will be able to compete successfully on an on-going basis. The Company believes that the principal factors affecting competition in the network management business are: (1) the products' ability to meet a multiplicity of network management and security requirements; (2) the products' ability to conform to the network topologies and/or computer systems;
(3) the products' ability to avoid technological obsolescence; (4) the willingness and the ability of a vendor to support customization, training and installation; and (5) the price. Although the Company believes that its present products and services are competitive, the Company competes with a number of large computer, electronics and telecommunications manufacturers which have financial, research and development, marketing and technical resources substantially greater than those of the Company, including without limitation, Net Scout Inc., Hewlett-Packard, Inc., 3Com Corp., Technically Elite, Inc., Bay Networks Inc., Shomiti Systems Inc., Visual Networks, Inc., Concord Communications, Inc. and Sync Research, Inc. Such companies may succeed in producing and distributing competitive products more effectively than the Company can produce and distribute its products, and may also develop new products which compete effectively with those of the Company.

     Limited Protection From Duplication of Proprietary Products. The Company holds no patents on any of its technology. Although it does license some of its technology from third parties, it does not consider any of these licenses to be material to the Company's operations.

     The Company has made a consistent effort to minimize the ability of competitors to duplicate the Company's software technology utilized in its products. However, there remains the possibility of duplication of the Company's products, and competing products have already been introduced.

     No Dividends. The Company has not paid any cash dividends on its Common Stock. The Company presently intends to retain all earnings to finance its operations and, therefore, does not presently anticipate paying any cash dividends in the foreseeable future.

     Possible Volatility of Market Price of the Company's Securities. Because of the nature of the industry in which the Company operates, the market price of the Company's securities is highly volatile. Factors such as announcements by the Company or others of technological innovations, new commercial products, regulatory approvals or proprietary rights developments, and competitive developments all may have a significant impact on the future business prospects of the Company and the market price of the Company's securities.

     Rapid Industry Change and Technological Change. The Company's success will depend on the continued and expanded use of its existing products and services and its ability to develop new products and services or adapt existing products and services to keep pace with change in the communications industry. There can be no assurance that the Company will be successful in modifying or developing its existing or future products in a timely manner or at all. If the Company is unable, due to resource, technological or other constraints, to adequately anticipate or respond to changing market, customer or technological requirements, the Company's business, financial condition and results of operations will be materially adversely affected. Further, there can be no assurance that products or services developed by others will not render the Company's products and services non-competitive or obsolete.

     Technological Factors; Uncertainty of Product Development; Unproven Technology. The Company's products are currently being utilized by a limited number of customers and there can be no assurance that they will prove to be sufficiently reliable in widespread commercial use. It is common for hardware and software as complex and sophisticated as that incorporated in the Company's products to experience errors or "bugs" both during development and subsequent to commercial introduction. There can be no assurance that any errors in the Company's existing or future products will be identified, or if identified, corrected. Any such errors could delay commercial introduction of new products and require modifications in products that have already been installed. Remedying such errors has been and may continue to be costly and time consuming. Delays in remedying any such errors could materially adversely affect the Company's competitive position with respect to existing or new technologies and products offered by its competitors.

     Dependence on Key Personnel. The Company's success depends in large part on the continued services of its key management, sales, engineering, research and development and operational personnel and on its ability to continue to attract, motivate and retain highly qualified employees and independent contractors in those areas. Competition for such personnel is intense and there can be no assurance that the Company will be successful in attracting, motivating and retaining key personnel. The inability to hire and retain qualified personnel or the loss of the services of key personnel could have a material adverse effect upon the Company's business, condition and results of operations. Currently, the Company maintains no "key man" insurance policies with respect to any employees of the Company.

     Potential Fluctuations in Quarterly Performance. The Company has experienced fluctuations in its quarterly operating results and anticipates that such fluctuations will continue and could intensify. The Company's quarterly operating results may vary significantly depending on a number of factors, including the timing of the introduction or acceptance of new products and services offered by the Company, changes in the mix of products and services provided by the Company, long sales cycles, changes in regulations affecting the Company's business, changes in the Company's operating expenses, uneven revenue streams, and general economic conditions. Revenue recognition for the Company's products is based upon various performance criteria and varies from customer to customer and product to product. There can be no assurance that the Company's levels of profitability will not vary significantly among quarterly periods or that in future quarterly periods the Company's results of operations will not be below prior results or the expectations of public market analysts and investors. In such event, the price of the Company's Common Stock could be materially adversely affected.

     Potential Negative Financial Impact of In-Process Research & Development. The Company's in-process research and development products have not yet met technological feasibility. If, as a result of the uncertainties surrounding the successful completion of these projects, the Company is unable to establish technological feasibility and is unable to produce a commercially viable product, the anticipated incremental future cash flows attributable to expected sales and profits from the NetworX and ASIC products will not be realized. This could have a material adverse effect on the Company's future financial position, results of operations and cash flows.

     Possible Need for Additional Financing. In the event of unanticipated technical or other problems, the Company may be required to seek additional financing. There can be no assurance that additional financing will be available on acceptable terms or at all.

     Government Regulation and Legal Uncertainties. Due to the sophistication of the technology employed in the Company's devices, export of the Company's products is subject to governmental regulation. As required by law or demanded by customer contract, the Company routinely obtains approval of its products by Underwriters' Laboratories. Additionally, because many of the Company's products interface with telecommunications networks, its products are subject to several key Federal Communications Commission ("FCC") rules and thus FCC approval is necessary as well.

     Part 68 of the FCC rules contains the majority of the technical requirements with which telephone systems must comply to qualify for FCC registration for interconnection to the public telephone network. Part 68 registration represents a determination by the FCC that telecommunication equipment interfacing with the public telephone network complies with certain interference parameters and the Company intends to apply for FCC Part 68 registration for all of its new and future products.

     Part 15 of the FCC rules requires equipment classified as containing a Class A computing device to meet certain radio and television interference requirements, especially as such requirements relate to operations of such equipment in a residential area. Certain of the Company's products are subject to Part 15.

     The European Community is developing a similar set of requirements for its members and the Company has begun the process of compliance for Europe.

     Potential Future Sales Pursuant to Rule 144. Sale of substantial amounts of Common Stock in the public market could adversely affect the market price for the Common Stock. As of January 5, 1999, an aggregate of 988,174 shares of the Company's Common Stock were held by officers, directors and certain principal stockholders of the Company and an additional 892,922 shares of the Company's Common Stock will be held by such persons upon their exercise of currently exercisable stock options and warrants. Such shares of Common Stock may not be freely resold as they are "restricted securities" under Rule 144, as promulgated by the Commission pursuant to the Act and the rules and regulations thereunder. Rule 144 provides, in essence, that all shareholders must hold restricted securities for a minimum period of one (1) year. After holding restricted securities for a period of one year, any shareholder may sell them in an unsolicited brokerage transaction within a three month period in an amount which does not exceed the greater of 1% of the then outstanding Common Stock or the average weekly trading volume during the four calendar weeks prior to such sale. Non-affiliated shareholders holding restricted securities for more than two years are not subject to volume limitations and may sell unlimited amounts of Common Stock under Rule 144. The price of the Company's Common Stock might be adversely affected if a substantial portion of the Common Stock is sold pursuant to Rule 144.

                        Risks Relating to the Transaction

     Operating Losses. SolCom has experienced substantial net operating losses for each of the fiscal years ended June 30, 1996 and 1997 and the three months ended December 31, 1998 of $78,000, 919,000 and $180,000, respectively. SolCom anticipates that operating losses will continue into the near future. Accordingly, there can be no assurance that consummation of the Transaction will result in profitability for SolCom or the Company.

     Lack of Cash Flow. As of December 31, 1998, SolCom had no available cash or cash equivalents to conduct its business or operations. There can be no assurance that SolCom will be able to increase its cash flow in the future.
Accordingly, this may result in the necessity for the Company to infuse substantial capital into SolCom which could have a material adverse effect upon the Company's business, results of operations and financial condition.

     Competition. The business of the combined entity is highly competitive. Many of the entities with which the Company will compete subsequent to the consummation of the Transaction have substantially greater financial and other resources than the Company and SolCom combined. In addition, the Company may require substantially more time to bring the technology of the combined entities and the corresponding new products to the marketplace than its competitors, many of which have established products and markets. Competitors include Net Scout Inc., Hewlett-Packard, Inc., 3Com Corp., Technically Elite, Inc., Bay Networks Inc., Shomiti Systems Inc., Visual Networks, Inc., Concord Communications, Inc. and Sync Research, Inc. Accordingly, the Company may be unable to successfully compete in this environment.

     No Assurance that the Company Will Realize Anticipated Benefits from Transaction. The Transaction involves the combination of certain aspects of two companies that have operated independently. Accordingly, there can be no assurance that SolCom can be successfully integrated into the Company or that the Company and the Shareholders (including persons who become Shareholders as a result of the Transaction) will ultimately realize any of the anticipated benefits of the Transaction.

     Lack of Update to Fairness Opinion. Although the Company has received an opinion from Van Kasper & Company dated June 10, 1998 to the effect that, as of such date and based upon certain matters as stated therein, the terms of the Transaction, as then contemplated, were fair to the Shareholders from a financial point of view, the Company does not presently intend to obtain an update to such opinion.

     Dilution of Voting Power. Consummation of the Transaction will result in immediate and substantial dilution of percentage ownership and voting power with respect to the Common Stock of between approximately 39.6% (assuming 2,200,000 shares of Common Stock are issued) and 48.6% (assuming 2,700,000 shares of Common Stock are issued).

                          OUTSTANDING VOTING SECURITIES

     As of the Written Consent Date, there were 5,557,980 issued and outstanding shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held by such holder.

     The NJBCA provides in substance that unless the Company's certificate of incorporation provides otherwise, shareholders may take action (except for the election of directors) without a meeting and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present. Under the applicable provisions of the NJBCA, such action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company within 60 days of the earliest dated consent delivered in accordance with the NJBCA.

     In  compliance   with  the  provisions  of  the  NJBCA  and  the  Company's certificate of incorporation, on or about the Written Consent Date, the Shareholders executed and delivered to the Company the Written Consents in lieu of a meeting of the Shareholders representing the Written Consent Percentage, approving and adopting the Share Purchase Agreement, the agreements contemplated thereby and authorizing the consummation of the Transaction, the Plans and the Reincorporation.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of the Written Consent Date, the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent (5%) of the Company's Common Stock, (ii) each of the Company's directors, (iii) the
Company's Chief Executive Officer and the most highly compensated executive officers with aggregate compensation which exceeds $100,000 and (iv) all directors and officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                                                                                       Percent of
                                                                    Percent of            Class
                                                                      Class            Subsequent
                                                                     Prior to              to
Name and Address                                  Shares Owned     Transaction        Transaction*
----------------                                  ------------     -----------        -----------
Stephen M. Deixler (1)                                 760,532            13.7%                9.8%
371 Eagle Drive
Jupiter, Florida 33477

Stephen B. Gray (2)(10)                                477,309             8.6%                6.2%

Michael Radomsky (3)(10)                               356,643             6.4%                4.6%

Robert M. Groll (4)(10)                                100,852             1.8%                1.3%

John F. McTigue (5)(10)                                100,760             1.8%                1.3%

Alexander C. Stark (6)                                  85,000             1.5%                1.1%
356 Eagle Drive
Jupiter, Florida 33477

Special Situations Fund, III, L.P.(7)                  855,863            15.4%               11.0%

MGP Advisers Limited Partnership (7)                   855,863            15.4%               11.0%

AWM Investment Company, Inc. (7)                     1,170,133            21.1%               15.1%

Austin W. Marxe (7)                                  1,170,133            21.1%               15.1%

Jay Associates LLC (8)                                 480,000             8.6%                6.2%
1118 Avenue J
Brooklyn, New York  11230

Alpha Investments LLC (9)                              336,000             6.0%                4.3%
5611 North 16th Street #300
Phoenix, Arizona  85016

Stephen P. Roma                                        403,569             7.3%                5.2%
91 Durand Drive
Marlboro, New Jersey 07748

Directors and executive                              1,881,096            33.8%               24.2%
  officers as a group (6 Persons)

-----------------------------------

(1) Does not include 214,436 shares of Common Stock owned by Mr. Deixler's wife, mother, children and grandchildren as to which shares Mr. Deixler disclaims beneficial ownership. Includes 120,406 shares of Common Stock held by Merrill Lynch Pierce Fenner & Smith custodian f/b/o Stephen M. Deixler, IRA. Includes 27,500 shares of Common Stock which may be acquired pursuant to currently exercisable options. Also includes 53,330 shares issuable upon exercise of currently exercisable Class A and Class B Warrants.

(2) Consists of 477,309 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(3) Includes 142,339 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(4) Includes 56,684 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(5) Consists of 100,760 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(6) Includes 35,000 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(7) Special Situations Fund III, L.P., a Delaware limited partnership (the "Fund"), MGP Advisers Limited Partnership, a Delaware limited partnership ("MGP"), AWM Investment Company, Inc., a Delaware corporation ("AWM"), and Austin W. Marxe have filed a Schedule 13G, the latest amendment of which is dated February 7, 1997. All presented information is based on the information contained in the Schedule 13G. The address of each of the reporting persons is 153 East 53rd Street, New York, New York 10022. The Fund has sole voting and dispositive power with respect to 855,863 shares; MGP has sole dispositive power with respect to 855,863 shares; AWM has sole voting power with respect to 314,270 shares and sole dispositive power with respect to 1,170,133 shares; and Mr. Marxe has sole voting power with respect to 314,270 shares, shared voting power with respect to 855,863 shares and sole dispositive power with respect to 1,170,133 shares. MGP is a general partner of and investment advisor to the Fund. AWM, which is primarily owned by Mr. Marxe, is the sole general partner of MGP. Mr. Marxe, the principal limited partner of MGP and the President and Chief Executive Officer of AWM, is principally responsible for the selection, acquisition and disposition of the portfolio securities by AWM on behalf of MGP, the Fund and another fund that beneficially owns shares included in the shares beneficially owned by AWM and Mr. Marxe (the "Cayman Fund"). Also includes 267,242 shares issuable upon exercise of currently exercisable Class A and Class B Warrants held by the Fund and MGP and 364,422 shares issuable upon exercise of currently exercisable Class A and Class B Warrants held by AWM, Mr. Marxe and the Cayman Fund.

(8) Includes 320,000 shares of Common Stock issuable upon exercise of currently exercisable Class A and Class B Warrants. A principal of such entity is Sidney Borenstein.

(9) Includes 224,000 shares of Common Stock issuable upon exercise of currently exercisable Class A and Class B Warrants. A Schedule 13D dated June 27, 1996 filed by such entity discloses that Daniel Lemberg and Daniel A. Bock are members thereof.

(10) The address of such person is c/o the Company, 21 Meridian Avenue, Edison, New Jersey 08820.

* Assumes the issuance of 2,200,000 shares of Common Stock pursuant to the Transaction.

                                  MARKET PRICE

         The Common Stock is traded on The NASDAQ SmallCap System. The high and low sales prices for the Common Stock on November 25, 1998, two days before the Company publicly announced the principal terms of the Transaction, were $2.63 and $2.38, respectively. The Company's Common Stock commenced trading on August 17, 1995 on the NASDAQ SmallCap Market under the symbol "MCFR". Prior to that date, the Common Stock was not traded on any registered national securities exchange, although several registered broker-dealers made a market in the Common Stock. The following table sets forth the high and low bid prices of the Common Stock during fiscal year 1997, 1998 and 1999, by quarter, as reported by NASDAQ. The quotations set forth below do not include retail markups, markdowns or commissions and may not represent actual transactions.

                                                       HIGH                  LOW
                           Fiscal 1997
                           June 30                    $2.88                $1.75
                           September 30                2.25                 1.06
                           December 31                 2.56                 1.50
                           March 31                    2.44                 1.56

                           Fiscal 1998
                           June 30                    $1.88                $1.56
                           September 30                1.63                 1.25
                           December 31                 1.84                 1.31
                           March 31                    2.75                 1.13

                           Fiscal 1999
                           June 30                    $4.63                $2.84
                           September 30                3.19                 1.44
                           December 31                 2.94                 1.50

                     INFORMATION WITH RESPECT TO MICROFRAME

The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998 (the "Company 10-KSB") and the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 1998 (the "Company 10-QSB"), which were previously filed with the Commission, are annexed hereto as Appendix F and Appendix G, respectively. As of the date of this Information Statement, the Company has not filed any reports pursuant to the Exchange Act subsequent to the Company 10-QSB.

Year 2000 Compliance

Background. Some computers, software, and other equipment include programming code in which calendar year data is abbreviated to only two digits. As a result of this design decision, some of these systems could fail to operate or fail to produce correct results if "00" is interpreted to mean 1900, rather than 2000. These problems are widely expected to increase in frequency and severity as the year 2000 approaches, and are commonly referred to as the "Year 2000 problem."

Assessment. The Year 2000 problem could affect computers, software and other equipment used, operated or maintained by the Company. Accordingly, the Company is reviewing its internal computer programs and systems to ensure that the programs and systems will be Year 2000 compliant. The Company has already upgraded its software programs and has carried out certain tests of its accounts payable and accounts receivable files which are date sensitive and found all systems to operate properly. The Company believes that its internal management information systems, billing, payroll and other information services are Year 2000 compliant. Furthermore, the Company presently believes that all of its computer systems will be Year 2000 compliant in a timely manner. However, while the estimated cost of these efforts are not expected to be material to the Company's financial position or any year's results of operations, there can be no assurance to this effect.

         In addition, there can be no assurance that the computer systems of other companies on which the Company's systems rely will be timely modified, or that a failure to modify such systems by another company, or modifications that are incompatible with the Company's systems or software, would not have a material adverse effect on the Company. The Company has had discussions with its material vendors and suppliers with respect to the Year 2000 compliance of such entities. Based upon such discussions, the Company believes that it is not likely that the Company's relationships with such entities will result in a material adverse effect on the Company's business or results of operations in connection with Year 2000 compliance.

                             SELECTED FINANCIAL DATA

         The following table presents selected financial data of the Company. The information set forth below should be read in conjunction with "Pro Forma Condensed Financial Statements" contained in this Information Statement as well as "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical financial statements and notes thereto included elsewhere in this Information Statement. The consolidated statement of operations data set forth below for each of the two years ended March 31, 1998 and March 31, 1997 and the consolidated balance sheet data at March 31, 1998 are derived from, and are qualified by reference to, the audited consolidated financial statements contained in the Company 10-KSB annexed hereto as Appendix F, and should be read in conjunction with those financial statements and the notes thereto. The consolidated balance sheet data at March 31, 1996, 1995 and 1994 are derived from the audited consolidated balance sheets of the Company at those aforementioned dates, which are not included elsewhere in this Information Statement. The consolidated statement of operations data for each of the three years ended March 31, 1996, 1995 and 1994 are derived from audited consolidated financial statements not included elsewhere in this Information Statement. The balance sheet data as of December 31, 1998 and the statement of operations data for the nine months ended December 31, 1998 have been derived from unaudited consolidated financial statements included in the Company's Form 10-QSB as of December 31, 1998 annexed hereto as Appendix G. The historical financial information may not be indicative of the Company's future performance.


                                                Year Ended March 31, (1)
                                                                                                                      Nine Months
                                     1994            1995             1996                 1997           1998       ended 12/31/98
                                     ----            ----             ----                 ----           ----       --------------

Net Sales                        $    4,744,554   $  7,126,391    $    6,258,243    $  7,343,624    $  10,217,911    $   9,451,604
Income Before
   Cumulative Effect of
   an Accounting Change                 233,092        364,797       (1,993,700)         342,451         711,310          345,104
Cumulative Effect of
Accounting Change
(Note A)                                950,000            ---               ---             ---             ---              ---
Income (Loss) from
   Continuing Operations              1,183,092        364,797       (1,993,700)         342,451         711,310          345,104
Earnings Per Share
   Basic                                   0.35           0.10            (0.54)            0.07            0.15             0.06
   Diluted                                 0.32           0.10            (0.54)            0.07            0.14             0.05
Total Assets                          3,885,587      4,337,929         3,558,171       4,682,373       6,375,432        9,259,000
Long-Term Obligations                         0              0          (72,833)        (30,398)               0          500,000
Dividends Declared                            0              0                 0               0               0                0


1  Balance Sheet data is at March 31 of each year and at December 31, 1998.

   Note A

   Effective April 1, 1993, the Company adopted SFAS No. 109. Adopting this accounting standard permitted the Company to increase net income for fiscal 1994 by $950,000, by accruing the anticipated future benefits of applying the Company's available net operating loss carry forwards against anticipated future taxable income on which tax would otherwise be payable. In connection with the Company's adoption of SFAS No. 109, the Company considered a valuation allowance to be unnecessary.

                       INFORMATION WITH RESPECT TO SOLCOM

Description of Business

General

         SolCom, founded in 1992, is a developer of remote monitoring technology. Originally approved by the Internet Engineering Task Force (IETF) in 1992, Remote MONitoring, or RMON, is a standard protocol for users to proactively manage multiple local area networks (LANs) and wide area networks
(WANs) from a central site. RMON 1 identifies errors, alerts administrators to network problems and baselines networks in addition to its remote network analyzer capabilities. RMON's recent enhancement, RMON 2, enables network managers to access higher-level network-wide application and protocol information. RMON 2 also provides enterprise-wide and/or point-to-point traffic statistics that enable trouble-shooting and network capacity planning.

         SolCom's products provide for traffic analysis and monitoring for a wide range of network media applications and allow companies to provide network trouble shooting and traffic and protocol analysis of distributed remote sites from a central location. SolCom provides a wide range of media via dedicated hardware with all information being delivered and available via Graphical User Interfaces (GUI) that are available for Microsoft Windows and NT and a range of UNIX platforms.

Financial Information About Industry Segments

         See SolCom's financial statements attached as Appendix E hereto.

Principal Products and Markets

         SolCom has an expanding base of both end-users and resellers in Europe and the United States. SolCom has also developed a strong "Original Equipment Manufacturer" (OEM) relationship with an industry leading network equipment supplier who manufactures SolCom products under license. SolCom is headquartered in Livingston, Scotland with a sales and marketing subsidiary, SolCom Systems, Inc., in Reston, Virginia.

         SolCom's typical end-user customer profile consists of large, knowledge-based organizations with multiple distributed sites over a large geographical area. The SolCom product range is developed to allow network managers of companies that have large distributed LANs and WANs to control their distributed sites from a central site.

         Existing Products

         Hardware Products. The SolCom range of hardware (generically referred to as "RMON probes") are devices that are distributed to LANs and WANs and perform data collection and consolidation functions. Each RMON probe connects to a specific media type, e.g., Ethernet,

Token Ring or FDDI. SolCom currently produces 18 different products that are capable of monitoring the complete range of LAN/WAN media types.

         SolCom provides an extensive range of RMON probes to monitor RMON1 and RMON2 data across the full range of LAN/WAN media. Used in conjunction with "Information Consolidation" management packages, the network manager has complete overview of the operational functionality of the network. The following are descriptions of SolCom's RMON probe products:

         o        RMON Engine

         With full RMON1/RMON2 support and powerful hardware this product simplifies network management in mixed LAN/WAN environments. The chassis can be customized via three slots that may be populated with combinations of a wide range of network interface cards. Interface cards are now available for many popular LAN and WAN topologies including ATM and Frame Relay. As network environments evolve, managers will find they can keep pace simply by altering the combination of interface cards in the RMON Engine.

         All of the data gathered by the RMON Engine may be retrieved by a management station via the SLIP port or the 10/100 Mbps Ethernet port, both of which are built into the engine.

         o        FDDI RMON Probe

         With 20 group RMON-style implementation, the FDDI probe is an ideal solution for monitoring heavily loaded segments. Available for single- and dual-attach connections, the probe comes with 16MB memory standard (upgradeable to 64 MB), and optional SLIP port.

         o  Token Ring RMON Probe

         The Token Ring RMON probe monitors 4M and 16M bps Token Ring LANs, and is an ideal solution for monitoring heavily loaded Token Ring networks.

         o 4-port 10/100 (Fast) Ethernet + (Multi-segment Fast Ethernet Environment)

         With up to 128 MB of memory and full RMON support, the four-port 10/100 Ethernet probe provides 10 MB or 100MB Ethernet monitoring on each port. This proactive, centralized solution pinpoints potential faults and provides the reactive power of an analyzer.

         o  4-port Ethernet + RMON Probe   (Multi-segment Ethernet environment)

         The SolCom four-port Ethernet probe is designed for wire speed monitoring of multi- segment Ethernet networks. This high performance RMON (1& 2 compliant) is an ideal solution for monitoring heavily loaded distributed Ethernet segments.

         o        Ethernet + RMON Probe  (Heavily loaded Ethernet environment)

         Designed  for full wire speed  monitoring  of  Ethernet  networks,  the
         SolCom Ethernet+ probe has full RMON support, plus SolCom MIB extensions. It is an ideal solution for monitoring heavily loaded distributed Ethernet segments.

         Software Products. In order to utilize SolCom's hardware products, SolCom has developed a "Graphical Use Interface" that operates over a variety of platforms, including Windows 95, Windows NT and UNIX.

         SolCom believes that its combination of software and hardware-products provides a unique set of capabilities for network managers within the SolCom target market and brings the following technical and business benefits to these companies.

         Key Technical Benefits:

         o        Quick resolution of user problems
         o        Easy access to information
         o        Control of multiple WANs and LANs
         o        Proactive and reactive analysis
         o        Scaleable solutions
         o        Low cost entry
         o        Standards based

         Key Business Benefits:

         o        Less user down time
         o        Rapid response to network user problems
         o        Fewer remote site visits
         o        Better use of technical expertise
         o        Reduced network administration
         o        Improved network design

         RMON 2 Business Benefits

         Enhanced  management  information  can  be  obtained  from  the  latest addition to the IETF RMON Specification, the RMON 2 (RFC 2021). This specification enhances the type and quality of information that can be delivered to both the chief information officer and network manager of any enterprise organization.

         RMON 2 will allow organizations to police internet usage, provide usage statistics by both the host and conversation at the network and applications layers. Network managers will be able to determine not only the identity of a network user but which resources such users are utilizing and with which applications.

         Network managers with a properly implemented RMON solution can deliver business benefits to any organization by delivering information that can maximize uptime and user productivity by ensuring minimum down time and lowest response times. RMON delivers these benefits by providing information, through network monitoring, that can allow the network manager to take proactive steps to ensure that the network performs properly and in the event of a network failure, identify the fault source as quickly as possible. Since many network faults are intermittent in nature, the continuous monitoring provided by RMON increases the likelihood that network faults can be detected and corrected, with the additional benefit of carrying out such tasks at remote sites.

         The following are some of the benefits that the SolCom RMON products provide in connection with a wide variety of media types and applications:


                                Business Benefits
                                                             (Questions you can              RMON Groups
Benefits                    Description                      answer)                         Used
--------                    -----------                      ------------------              ------------

Link and                Host and Conversation             Are you paying too              RMON 1 History,
Network Usage           Statistics:                       much for under utilized         RMON 2 User
                        Are your links under              networks?  Are busy             History, Protocol
                        utilized or over utilized,        networks interfering            Distribution.
                        who is causing the usage,         with your ability to
                        who is hogging the                carry out work in a
                        bandwith, which                   timely manner?  Can
                        protocols are the most            "chatty" protocols on
                        bandwidth hungry, what            your network be
                        times of the day are your         reconfigured to lessen
                        networks under strain             usage?  Can retiming of
                        and when are they quiet?          batch jobs (e.g.
                                                          backups) save
                                                          resource?

Internet Usage          Host and Conversation             What resources are              RMON 2 Network
                        Statistics:                       most targeted on your           Layer Host Table,
                        Who are the biggest               network and by whom?            RMON 2 Network
                        users of the Internet or          Information on usage            Layer Matrix Table,
                        your Intranet?  Where are         that can be used to             Network Layer and
                        they going?                       assign costs by either          Application Layer
                                                          department or user.             Top N Tables


                                      -47-


                                Business Benefits
                                                             (Questions you can              RMON Groups
Benefits                    Description                      answer)                         Used
--------                    -----------                      ------------------              ------------

Policing Policy         Host and Conversation             Have the ability to             RMON 2 Network
                        Statics:                          track non valid use of          Layer Host Table,
                        What are users doing on           the Internet, Job               RMON 2 Network
                        the Internet?                     Searches, Shopping              Layer Matrix Table,
                                                          Malls and                       Network Layer and
                                                          Pornography.  Ensure            Application Layer
                                                          users are working, not          Top N Tables
                                                          surfing.

Security                Host Statistics: Who is           Search for non-valid IP         RMON 2 Network
                        on your net and do they           addresses and see what          Layer Host and
                        have access rights?               resource they have              Matrix Tables
                                                          been trying to access.

Planning                Network and                       A properly planned and          All statistical groups.
                        Application Layer                 implemented network is
                        Information: Use the              the most cost effective
                        various statistics to             network.  This can only
                        properly plan for changes         be obtained by having
                        in network usage, either          accurate information to
                        increased numbers of              begin with and
                        users, change of                  monitoring changes and
                        application type or both.         implementation.

Fault Finding           Tracking and                      Technical Support               All statistical groups,
                        Pinpointing Faults:               responds to faults              enhanced filtering
                        Enhanced information              quicker, downtime and           using RMON 2
                        delivered by RMON 2               lost user productivity is       Network layer and
                        ensures that fault finding        minimized.  User                Application layer
                        is more seamless.                 confidence is high.             information.

         New/In-Process Research & Development Products and Markets

         Modular Products. Modular products fall under the NetworX technology definition as described below. Modular products has been categorized and valued separately due to the nature of the Modular product's lifecycle and expense margins.

         NetworX Products. During the last 12 months, SolCom has continued to develop, and in late 1999 it is expected that it will begin to introduce, a range of products that enhances SolCom's ability to provide large scale enterprise management solutions. SolCom is developing "NetworX" products that will provide network managers the ability to monitor, evaluate and control all aspects of their network from a single, remote point.

         NetworX is being developed by SolCom as the industry's first comprehensive management tool. NetworX will be the industry's first integrated platform for proactive, remote, secure management and monitoring of voice, data and video networks. It uses Dial up, Telnet or SNMP connections so that managers can monitor, evaluate and control all aspects of their network from a single, remote point. Network managers will have the unique capability of being able to remotely monitor and proactively react to alarms received from any piece of legacy equipment or triggered by Remote MONitoring ("RMON") traffic monitoring. (i.e., based on a user-configured set of circumstances ION can remotely reboot a router, send out SNMP requests to restart a link, reconfigure a PBX etc.).

         The capability is extremely flexible and customizable, allowing the user to automatically do repetitive tasks. This self-healing capability alone results in substantial time and cost savings. The powerful feature set includes: flexible, high density RMON 1 and 2 traffic monitoring for LAN, VLAN, WAN and ATM networks; remote element management via expandable serial ports and environmental control through an expandable Real World Interface. IN and OUT of band, multi level, secure access is via 2 PCMCIA slots for modem/ISDN connections in addition to 2x10/100 Ethernet ports. The full feature set positions NetworX as a Proactive, Remote, Intelligent, Integrated Secure Management Solution. The NetworX product range brings the following benefits to the network managers:

      o  Cost savings
         o less equipment required
         o less travel time to and from remote sites o less technician intervention o ability to manage multiple remote elements

      o  Flexibility
         o customizable product
         o capability to evolve with the network and legacy equipment
         o can be integrated with standards based network software

      o  Time savings
         o reduced network downtime
         o increased user productivity
         o more effective planning of deployment network equipment o onboard flash for remote software o utilizes dial up capabilities o technicians can remotely log on for a real time view o information overload for managers is prevented

         Sentinel III Products. Sentinel products offer a range of comprehensive site management tools for centralized remote maintenance of large distributed voice and data network. All Sentinel products will feature alarm & Fault Management, PBX Toll Fraud Detection, Environmental Monitoring and control as well as Security Access Management. Sentinel III is an intelligent port controller that will secure remote access to voice and data network node maintenance ports. The technology will combine RMON and Sentinel network device management, allowing control of a network, as well as a comprehensive picture of its activities. It is expected to be a low cost integrated platform for proactive, remote, secure management and monitoring of voice, data and video networks. Sentinel III has all the security features of Sentinel and Sentinel Slimline, combined with the RMON Monitoring capabilities of NetworX. Sentinel III technology will provide the following benefits when incorporated into SolCom products:

          o Multiple remote elements and network segments controlled from one platform
          o     Effective network planning
          o     Reduced downtime
          o     Integration of legacy equipment and standards based software
          o     Automatic resolution of predefined problems

                ASIC Products. Application Specific Integrated Circuit ("ASIC") products incorporate all the hardware and software required to carry out specific tasks on a single computer chip. This has the potential to lead to a substantial increase in processing speed and reduction in the cost of manufacturing. Designing ASIC systems will require SolCom to experience a steep learning curve while the engineers become familiar with this technology. SolCom is attempting to position itself so that it has ASIC design capability in-house and that the increase in ASIC processing speed is incorporated into its product range. SolCom expects the ASIC to provide increases in processing speed in the magnitude of 10 times greater speed as compared with SolCom's current offerings as well as significantly lower its build costs. The ASIC technology will provide the following benefits when incorporated into SolCom products:

          o     Very high packet processing speeds
          o     Significantly lower build costs

Development Stage of Research & Development Efforts

          Modular products have been in development since early fiscal year 1999 and $230,928 will have been spent on Modular products at the time of closing. Another $57,732 will need to be spent in order to release the Modular products by their expected release date of April 1999. The Sentinel III product is expected to be released in the market in June 1999. To date, SolCom has spent $67,354 on research and development and expects to spend $15,395 prior to release. Management has projected revenues for Sentinel III beginning in 2000. As of March 31, 1999, $250,172 will have been spent on research and development for the NetworX products. Another $45,395 of research and development expenses has been budgeted to complete these products. NetworX products are expected to be commercially released in June of 1999 but management has projected NetworX products to start generating revenues in fiscal year 2000. ASIC based products are less complete than NetworX. As of the acquisition only $105,842 in research and development expenses will have been spent and ASIC products will need another $350,000 in order to become technologically and commercially feasible. ASIC is expected to be launched in the first half of fiscal year 2001 and management has projected revenues beginning in fiscal year 2001.

          The Company's management expects that all the IPR&D projects will be successfully completed within the time frame described above. The following points describe the developments needed to be completed for the IPR&D projects:

          Modular Project

          o ensuring that the cards operate as expected when fitted to the RMON Engine
          o that the products reach the expected performance levels during testing

          NetworX Project

          o     hardware development is complete with all associated drivers
          o new operating system running with completed developed code, ported to NetworX and launched
          o     Daughter cards completed with all associated drivers
          o     software needs to be completed for the Daughter cards
          o     Daughter cards need to be tested in the NetworX platform

          Sentinel III

          o     complete hardware development
          o     associated software drivers need to be completed and operational

          ASIC Project

          o engineers need to complete their familiarization with the technology.
          o     find a chip manufacturer to work with
          o cards need design verified and have to be tested both with the NetworX motherboard and the new NetworX operating system
          o     design will need many  refinements
          o     chip will need to be  manufactured
          o     testing and verification that will meet performance levels

          Since future revenues are primarily generated from the products in development, should these projects not be successfully developed or completed, the negative impact on SolCom's future results from operations would be significant.

Marketing and Distribution

          Original Equipment Manufacturer (OEM). SolCom has attracted substantial OEM and "re-badge" opportunities and approximately 50% of its gross income is presently derived from such opportunities. SolCom has developed relationships with certain significant participants in the network management markets and the introduction of its latest products is likely to expand these opportunities. In the nine months ended March 31, 1998, SolCom realized gross revenue of (pound)534,000 ($881,000) from OEM sources.

          European Market. SolCom sells to corporate end-users via a reseller channel. These resellers typically have an established customer base to which they introduce the SolCom products and to which they usually sell complementary tools. SolCom has established relationships of this type in the UK and Germany and has recognized the need to expand the same throughout Europe. SolCom currently has 11 authorized business partners with whom it has established contractual relationships and 4 unauthorized resellers who are carrying the product to establish market viability before formalizing the relationship. In the nine months ended March 31, 1998, SolCom realized gross revenue of (pound)330,000 ($544,000) from this market.

          United States Market. SolCom has had a presence in the United States since 1994 through an agency relationship with EQSOR, and since 1996 SolCom Systems, Inc., a wholly-owned subsidiary of SolCom, has had 5 full time employees providing sales and marketing functions with a particular emphasis on the US federal government. The US office has established a number of reseller relationships with both commercial and federal contractors and has established presence on 3 GSA contracts. In the nine months ended March 31, 1998, SolCom realized gross revenue of (pound)168,000 ($277,000) from this market. SolCom has identified the US, which accounts for 55% of the global market for its products, as the key to SolCom's future growth.

          For a more detailed discussion of the financial information about SolCom's foreign and domestic operations and export sales, reference is made to SolCom's financial statements attached hereto as Appendix E.

Competition

          Both the network management market in general and the niche market targeted by SolCom specifically (i.e., RMON) are highly competitive. SolCom believes that it is well positioned in this market with key differentiation from competitors, including overall coverage and media spread of the RMON products; the performance of the SolCom product set; the port densities and price performance ratios of SolCom products and SolCom's fault finding capabilities together with short- and long-term reporting capabilities.

         SolCom's principal competitors include NetScout Inc., Hewlett-Packard, Inc., Technically Elite, Inc., Visual Networks, Inc., Sync Research, Inc., Net2Net Corporation, Desktalk Systems, Inc. and Concord Communications, Inc. Additional general competitors include 3Com Corp. and Bay Networks Inc., which have internal embedded RMON solutions.

Sources and Availability of Raw Materials

          SolCom designs its hardware products utilizing readily available parts from major manufacturers, which are obtainable through multiple suppliers and it intends to continue this approach. While SolCom does not anticipate any significant price increases or supply interruption, there can be no assurance of this.

Working Capital and Inventory

          SolCom derives its working capital from share capital and revenue from sales. SolCom maintains a low inventory of finished products, although in order to support its product range, inventories of components and sub-assemblies are maintained at a relatively high level. As a general practice customer purchases are built to order. SolCom does not have a return policy, although it honors returns and replacement of defective merchandise. The level of returned inventory is not material to SolCom's business. SolCom customarily provides 30-day payment terms to its customers. Management believes these practices to be consistent with industry practices.

Dependence on Particular Customers

          SolCom has one large OEM vendor, Hewlett-Packard, Inc., that accounts for approximately 50% of its business and contributes significantly to SolCom's business and operations. SolCom has in place 3-year extendible contracts with the OEM client but it is SolCom's intention to decrease its dependence on this customer through the growth of its own channel business.

Intellectual Property, Licenses and Labor Contracts

          SolCom holds no patents on any of its technologies but does license some technology from third parties. These third party licenses are not critical to SolCom's operations. SolCom has made significant efforts to ensure that its products are difficult to copy or compete with in the market but competitive products of a similar nature have been introduced to the market. None of SolCom's logos or style have been trademarked or copyrighted. None of SolCom's employees are in any labor union and SolCom believes it has a satisfactory relationship with each such employee.

Employees

          As of March 31, 1998, SolCom and its subsidiary employed 32 employees, all but two of whom are full time. As of that date, there were 13 engineers, two in customer support, one internal information technology person, one in quality assurance, four in sales, three in marketing, three in production, two in finance and three in administration.

Description of Property

          SolCom currently leases 4,000 square feet of space at 1 Meikle Road, Livingston, Scotland at a rent of (pound)43,000 ($71,000) per year. SolCom's wholly-owned subsidiary, SolCom Systems Inc., leases 436 square feet in a managed office facility at 1801 Robert Fulton Drive, Reston, Virginia, at a rent of $3,817 per month.

Legal Proceedings

          SolCom is not a party to any material pending legal proceedings.

Market Price of and Dividends on SolCom's Common Equity and Related Stockholder Matters

          There is no established United States or foreign public trading market for any of SolCom's common equity securities. As of the date hereof, there are twenty (20) record holders of the share capital of SolCom. SolCom has not declared or paid any dividends on its common stock.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

          SolCom has had no changes of, or disagreements with, its accountants within the most recent two fiscal years.

                             SELECTED FINANCIAL DATA

          The following table presents selected financial data of SolCom. The information set forth below should be read in conjunction with "Pro Forma Condensed Financial Statements", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical financial statements and notes thereto annexed hereto as Appendix E. The Consolidated Statement of Operations data set forth below for each of the two years ended March 31, 1998 and the consolidated balance sheet data at March 31, 1998 are derived from, and are qualified by reference to, the audited consolidated financial statements included in this Information Statement, and should be read in conjunction with those financial statement and the notes thereto.

SolCom Systems Ltd.
Consolidated Figures 1993-1998
(1998  figures are for 9 months ended 31 March 1998)
(Balance  Sheet data is at March 31 of each respective year)
(Estimated Conversion Rate as of January 10, 1999 =
1.6 U.S. dollars per U.K. pound sterling)

                                                                                              NINE MONTHS
                                                                                              ENDED
                                                   UK FORMAT                                  DECEMBER 31,      US GAAP FORMAT
                        1993           1994     1995       1996       1997         1998           1998        1997         1998
                       ---------- ---------- --------- ----------- ----------- ------------- ------------ -----------  -------------
                        (pound)     (pound)   (pound)     (pound)    (pound)       (pound)     (pound)        (pound)      (pound)

Total Sales              61,891     399,789   524,615    788,450     972,141    1,028,145     1,403,000   1,003,000     1,031,000
Profit/(Loss)           (48,292)    (30,279)   18,299     14,868    (513,563)    (406,110)     (950,996)   (557,000)     (439,000)

Profit/(Loss) per share  (26.80)      (0.94)    0.57       0.45      (0.02)        (0.01)         (0.03)      (0.02)       (0.01)
Total Assets             18,419     197,000   286,000    767,000     818,000    1,012,000       937,000     645,000       624,000

Long Term Liabilities     7,407      17,296    13,655     47,867     106,947       18,336        52,000     106,000        18,000

Preference Shares                    30,000    30,000     30,000      30,000       30,000        30,000      30,000        30,000

Reserve for Preference                5,100    15,300     25,500      35,700       46,212        56,312          --            --
Dividend & Dividend on
Redemption

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                              RESULTS OF OPERATIONS

          The following discussion and analysis should be read in conjunction with SolCom's financial statements and notes thereto and the other financial information included elsewhere in this Information Statement. Except for the historical information contained herein, the discussions in this Information Statement contain forward-looking statements that involve risks and uncertainties. SolCom's actual results could differ materially from those discussed herein.

         SolCom's financial statements for the fiscal year ended June 30, 1996 have been audited and were prepared in accordance with U.K. GAAP. SolCom's financial statements for the fiscal year ended June 30, 1997, and for the nine-month fiscal year ended March 31, 1998, have been audited and were prepared in accordance with both U.K. and U.S. GAAP. SolCom's financial statements for the nine-month period ended December 31, 1998 were prepared in accordance with both U.K. and U.S. GAAP, but are unaudited.

Overview

          SolCom designs, develops and markets high-performance, remote monitoring devices for network applications. SolCom expects that substantially all of its revenue for the foreseeable future will be derived from the sale and license of its remote monitoring devices and network management software in the corporate and government markets.

          SolCom's future financial performance will depend in part on the successful development, introduction and customer acceptance of new products in the future. The success of new products depends on a number of factors, including proper selection of such products, successful and timely completion of product development, judging product demand correctly, market acceptance of SolCom's new products, securing production capacity for manufacturing of devices and SolCom's ability to offer new products at competitive prices. Many of these factors are outside the control of SolCom.

          There can be no assurance that SolCom will be able to identify new product opportunities successfully, will develop and bring to market new products or will be able to respond effectively to new technological changes or product announcement by others. A failure in any of these areas would have a material adverse effect on SolCom's business, financial condition and operating results.

          SolCom expects that its products will be subject to significant pricing pressures in the future. In addition, SolCom expects to continue to increase its operating expenses for personnel and new product development. Yield or other production problems or shortages of supply may increase SolCom's manufacturing costs. If SolCom does not achieve increased levels of revenues commensurate with these increased levels of operating expenses, SolCom's operating results will be materially adversely affected. There can be no assurance as to the level of sales or earnings experienced by SolCom in any given period in the future.

          SolCom's operating results are expected to be subject to quarterly and other fluctuations due to a variety of factors, including increased competitive pressures, fluctuations in manufacturing yields, availability and cost of products from SolCom's suppliers, the timing of new product announcements and introductions by SolCom, its customers or its competitors, changes in the mix of products sold, the gain or loss of significant customers, increased research and development expenses associated with new product introductions, market acceptance of SolCom's products and new or enhanced versions of SolCom's products, product obsolescence, the timing of significant orders, and changes in pricing policies by SolCom, its competitors or its suppliers. SolCom's operating results also could be adversely affected by economic conditions generally or in various geographic areas where SolCom or its customers do business, other conditions affecting the timing of customer orders, or order cancellations or rescheduling. Many of the factors listed above are outside the control of SolCom, are difficult to forecast and could materially affect SolCom's quarterly or annual operating results.

Results of Operations

         Revenue. SolCom's revenue is derived principally from the sale of RMON devices and accompanying software. SolCom recognizes revenue from product sales to customers upon shipment.

          SolCom's revenues in 1996, 1997 and 1998 were  (pound)758,000  ($1.174 million), (pound)1.003 million ($1.655 million) and (pound)1.269 million ($2.094 million), respectively. The increases in revenue from 1996 to 1997 ((pound)183,000 ($304,000)) and 1997 to 1998 ((pound)298,000 ($495,000)) were principally attributable to increases in royalty revenue ((pound)489,000 ($812,000) over the two-year period. The increase from 1997 to 1998 (27%) was greater than SolCom's market growth of 20% but lower than management's expectations. Management attributes this to a delay of approximately 6 months in fully implementing SolCom's RMON 2 technology to its full product range, as well as the departure of SolCom's European sales manager. RMON 2 has now been fully implemented and the sales manager has been replaced successfully. The RMON 2 delay also affected other vendors and while the delay affected SolCom's financial performance, it is not expected to result in any substantial competitive disadvantage on a going-forward basis.

          SolCom obtains significant revenue from royalties on its products which have been licensed to third parties pursuant to OEM contracts with certain customers. Royalty revenues in 1996, 1997 and 1998 were (pound)149,231 ($231,308), (pound)332, 830 ($549,170) and (pound)645,336 ($1.065 million), respectively. Royalty revenues increased 137% from 1996 to 1997, and 94% from 1997 to 1998. The increases were principally due to a broadening of the range of SolCom's licensed products. Management expects this growth to continue over the next 12 months.

          SolCom believes that it is in a strong market and extremely well positioned to show strong growth over the next 12 months. The need for network management products is increasing and there is, as yet, no clear or strong leader in the field.

         SolCom had a net profit in 1996 of (pound)14,868 ($23,045). SolCom's net loss for 1997 and 1998 was (pound)557,000 ($919,000) and (pound)665,000
($1.081 million), respectively.

          Cost of Revenue. Cost of revenue consists primarily of purchases of materials and contract manufacturing costs, shipping costs, and write-downs for excess or obsolete inventory. SolCom's cost of revenue in 1996, 1997 and 1998 was (pound)205,758 ($318,925), (pound)193,000 ($318,450) and (pound)276,000
($455,400), respectively. Cost of revenue increased 43% from 1997 to 1998 principally as a result of the expansion in sales. As a percentage of revenue, cost of revenue was 26% in 1996, 19% in 1997 and 22% in 1998. The decrease in cost of revenue from 1996 to 1997 resulted from a change in the overall product base, with revenue from royalties and services (for which gross margins typically approach 100%) accounting for 37% in 1997 as compared with 29% in 1996.

          Cost of revenue and the corresponding gross profit or loss could be affected in the future by various factors, including changes in the proportion of total revenue contributed by royalties, the sales volume of SolCom's products, competitive pressures and inventory write-downs.

          Research and Development Expenses. Research and development expenses consist primarily of salaries and benefits, non-recurring engineering and design services, cost of development tools and software, cost of manufacturing prototypes and consultant costs. For the purpose of U.K. GAAP financial statements, SolCom has capitalized certain product development expenditures. Financial statements prepared in accordance with U.S. GAAP do not include such capitalization.

          SolCom's research and development expenses in 1996, 1997 and 1998 were (pound)112,298 ($174,062), (pound)201,619 ($332,671) and (pound)299,935
($494,893), respectively. Research and development expenses increased 91% from 1996 to 1997 and 49% from 1997 to 1998. The increase in research and development expenses over these periods was primarily due to the development and implementation of RMON 2 ((pound)124,000 ($206,000)) and the introduction of new hardware products including the RMON Engine ((pound)68,000 ($113,000)) and the range of WAN and ATM probes ((pound)85,000 ($141,000)). In addition, a substantial portion of the research and development expenses relating to the last two fiscal years ((pound)129,000 ($214,000)) can be attributed to in-process research and development products which are expected to be completed in fiscal 2000. SolCom anticipates that it will continue to devote substantial resources to research and development and that these expenses will increase in absolute amounts in 1999 and 2000.

          Marketing and Sales Expenses. Marketing and sales expenses consist primarily of salaries, benefits, commissions and bonuses earned by sales, marketing and administrative personnel, promotional and trade show expenses and travel expenses.

          SolCom's marketing and sales expenses for 1996, 1997 and 1998 were (pound)91,243 ($141,247), (pound)132,705 ($218,963) and (pound)99,634
($164,396), respectively. Marketing and sales expenses increased 55% from 1996 to 1997 and decreased 25% from 1997 to 1998. The decrease was primarily due to a reallocation of SolCom's resources to research and development.

          General  and  Administrative  Expenses.   General  and  administrative
expenses consist primarily of salaries, benefits and bonuses earned by executive and administrative personnel and fees for professional and legal services.

          SolCom's general and administrative expenses for 1996, 1997 and 1998 were (pound)345,884 ($536,120), (pound)940,295 ($1.551 million) and (pound)1.173 million ($1.936 million), respectively. General and administrative expenses increased 189% from 1996 to 1997 and 25% from 1997 to 1998. These increases were primarily due to expansion of the business in connection with broadening of the product range, the introduction of RMON 2 and opening of the office in the United States..

         Interest Expense and Interest Income. SolCom has no material interest expense or interest income.

Liquidity and Capital Resources

          Since inception, SolCom has financed its operations primarily through private sales of stock. As of December 31, 1998, SolCom had no available cash or cash equivalents. Losses in 1997 and 1998 ((pound)557,000 ($925,000) and (pound)665,000 ($1,104,000), respectively) translated into cash deficits from operations of (pound)489,000 ($812,000) in 1997 and (pound)242,000 ($402,000) in
1998, the principal difference in 1998 being an increase ((pound)325,000 ($540,000)) in accounts payable and accrued expenses. In addition, cash used for investment in property and equipment amounted in the two years to (pound)157,000 ($261,000) and (pound)39,000 ($65,000), respectively. In addition to cash on hand at June 30, 1996 ((pound)350,000 ($581,000)), financing of the cash requirement in 1997 was achieved by securing both an overdraft ((pound)132,000
($219,000))  and  a  term  loan  ((pound)247,000  ($410,000)),   both  from  the
Clydesdale Bank, although this was off-set by scheduled repayments under term loans and capital leases of (pound)76,000 ($126,000). In 1998, the bank overdraft was reduced by (pound)116,000 ($193,000) and there were scheduled repayments under term loans and capital leases of (pound)130,000 ($216,000), which together with the cash requirements for operations and investment were financed by the issue of ordinary shares which generated (pound)521,000 ($865,000).

          To date, SolCom's investing activities have consisted primarily of purchases of property and equipment. Although SolCom spent (pound)157,000 ($259,050) on capital expenditures in 1997, a 223% increase over 1996, SolCom spent only (pound)39,000 ($64,350) on capital expenditures in 1998, a decrease of 75%. This was due primarily to a decrease in available cash principally resulting from a significant increase in staffing, the opening of a new office in Livingston, Scotland and the establishment of a branch office in Reston, Virginia, all of which occurred in 1998. Of the total investment of (pound)248,000 ($412,000) over the three-year period, (pound)166,000 ($276,000)
was sent on computer and development equipment and (pound)82,000 ($136,000) on office equipment and furnishings. SolCom needs to increase its capital expenditures in order to further expand its research and development initiatives and to grow its employee base as the business grows. The timing and amount of future capital expenditures will be controlled by the Company and will affect SolCom's future growth.

          Subsequent to consummation of the Transaction, SolCom's capital resources will be provided by the Company. In the event the Transaction is not consummated, SolCom's current cash and cash equivalents would not provide sufficient liquidity to fund operations without additional debt or equity financing, and SolCom would need to raise additional capital through the issuance of debt or equity securities. Although management believes that such financing would be available from existing or new investors or lenders, there can be no assurance that SolCom would be able to raise additional financing or that it would be available on terms satisfactory to SolCom, if at all. If such financing were not available, SolCom would need to reevaluate its operating plans.

Year 2000 Compliance

          SolCom believes that its internal management information systems, billing, payroll and other information services are Year 2000 compliant. SolCom has already carried out certain tests of its accounts payable and accounts receivable files which are date sensitive and found all systems to operate properly. SolCom has reviewed its product line and found that none of its products are date sensitive. Accordingly, SolCom currently estimates that its costs associated with Year 2000 compliance will not have a material adverse effect on SolCom's business, financial condition or results of operations.

                 ITEM 2 - ADOPTION OF 1998 STOCK OPTION PLAN AND
                               1998 U.K. SUB-PLAN





          The following is a summary of the Company's 1998 Stock Option Plan (the "Plan"), substantially in the form annexed hereto as Appendix C, and the Company's 1998 U.K. Sub-Plan (the "Sub-Plan" and together with the Plan, the "Plans"), substantially in the form annexed hereto as Appendix D.

Eligibility. Options may be granted under the Plan to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of the Company. Options under the Sub-Plan may only be granted to those individuals who are employees, consultants and/or directors of SolCom and who reside in the U.K. Although options under the Plan may be granted to such individuals, it is the Company's intention to grant options under the Plan only to individuals who are not employees, consultants and/or directors of SolCom and who do not reside in the U.K. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options not constituting ISOs ("NQSOs"). The aggregate market value of Common Stock for which an eligible employee may be granted ISOs under the Plan which are exercisable during any calendar year is $100,000.

Stock Subject to the Plan. The aggregate number of shares of Common Stock for which options may be granted under the Plans is 3,000,000, subject to adjustment in the future as described below. It is currently estimated that approximately 500,000 options will be granted in connection with the Sub-Plan. Such shares may consist either in whole or in part of authorized but unissued shares of Common Stock or Common Stock held by the Company in its treasury. Common Stock related to the unexercised portion of any terminated, expired, canceled or terminated option will be made available for future option grants under the Plan or Sub-Plan, as applicable.

Administration. Both of the Plans are administered by the Board of Directors of the Company which, to the extent it determines, may delegate its powers with respect to the administration of the Plans to a committee of the Board (the "Committee") consisting of not less than two (2) directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act. Unless otherwise provided in the by-laws of the Company, a majority of the members of the Committee constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, will be the acts of the Committee.

Differences between Plan and Sub-Plan. In order to comply with the U.K. Inland Revenue, the Plan and the Sub-Plan differ in certain material respects, including without limitation, the following:

          1. Certain powers reserved for the Committee in the Plan are prohibited in the Sub- Plan, including the Committee's discretion to determine the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an Option and if so whether and under what circumstances to waive such restriction; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installment; and with the consent of the optionee, to cancel or modify an option, provided that the modified provision is permitted to be included in an Option granted under the terms of the Plan.

          2. In connection with the exercise of stock options, installment payments and payments with shares of Common Stock is prohibited in the Sub-Plan.

          3. The Sub-Plan does not differentiate between "incentive stock options" and "non-qualified stock options."

Terms and Conditions of Options. Each option granted under the Plans will be evidenced by an appropriate contract (the "Option Contract") which will contain such terms and conditions not inconsistent with the Plans as may be determined by the Board or Committee in its discretion.

          An option (or any installment thereof), to the extent then exercisable, will be exercised by giving written notice to the Company at its principal office, stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Option Contract, in the case of the Plan only, permits installment payments) (a) in cash and/or a certified check or (b) in the case of the Plan only and not the Sub- Plan, with the authorization of the Committee, with cash, a certified check and/or previously acquired shares of Common Stock, having an aggregate fair market value on the date of exercise equal to the aggregate exercise price of all options being exercised; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes.

          An optionee will not have the rights of a shareholder with respect to the shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to him for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

          The exercise price of shares of Common Stock under any Option Contract granted under the Plans is determined in the discretion of the Board or Committee, except that the exercise price of an ISO cannot be less than the fair market value of the Common Stock subject to such option on the date of grant, or, in the case of an optionee owning more than 10% of the combined voting power of all classes of stock of the Company, less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

          In no case may a fraction of a share of Common Stock be purchased or issued under the Plans.

          Nothing in the Plans or in any option granted in connection therewith will confer on any optionee any right to continue as an employee, consultant or director of the Company or of any of its subsidiaries, or interfere in any way with any right to terminate such relationship at any time for any reason whatsoever without liability to the Company.

          Except as may otherwise be expressly provided in the applicable Option Contract, an optionee who ceases to be an employee, consultant or director of the Company for any reason may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such optionee's employment, consultancy or directorship is terminated for cause or without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Option Contract, if an optionee dies (a) while he is employed by, or a consultant to, the Company or any of its subsidiaries (b) within three months after the termination of his employment or consulting relationship with the Company or any of its subsidiaries (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of such employment or consulting relationship by reason of his disability, the options granted to him as an employee of, or consultant to, the Company or any of its subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his legal representative, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Option Contract, any optionee whose employment or consulting relationship with the Company or its subsidiaries has terminated by reason of his disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

          No option granted under the Plans may be assigned or transferred except by will or by the applicable laws of descent and distribution; and each such option may be exercised during the optionee's lifetime only by the optionee or his legal representative. Except as otherwise provided, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and will not be subject to execution, attachment or similar process and any attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

Adjustment with respect to Options. In the event of any change in the outstanding Common Stock of the Company be reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spinoff, split-up, combination or exchange of shares or the like, which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plans, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be appropriately adjusted by the Board of Directors, whose determination will be conclusive and binding on all parties thereto. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor.

          In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) a transaction (or series of related transactions) in which
(i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to shareholders of the Company with respect to their stock in the Company), any outstanding options shall terminate upon the earliest such event, unless other provision is made therefor in the transaction.

Term and Amendment. The Plans will terminate on June 11, 2008, unless sooner terminated by the Board. The Board may also amend the Plans (subject, in certain instances, to shareholder approval or, in the case of the Sub-Plan, approval of the U.K. Inland Revenue). The rights of optionees under options outstanding at the time of the termination or amendment of the Plans will not be adversely affected (without the written consent of the optionee) by reason of the termination or amendment and will continue in accordance with the terms of the option (as then in effect or thereafter amended).

Compliance with Securities Laws. It is a condition to the exercise of any option granted pursuant to either of the Plans that either (a) a registration statement under the Act, with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Act for the issuance of shares of Common Stock upon such exercise. Nothing in the Plans should be construed as requiring the Company to register shares subject to any option under the Act.

          The Committee may require the optionee to execute and deliver to the Company representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a registration statement under the Act which is effective and current with respect to the shares of Common Stock being sold or (ii) a specific exemption from the registration requirements of the Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel, satisfactory to the Company in form, substance and scope and satisfactory to the Company as to the applicability of such exemption to the proposed sale or distribution.

          In addition, if at any time the Committee determines that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, NASDAQ, or under any applicable law, or that the consent or approval of any governmental agency or regulatory body is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

Federal Income Tax Consequences

          The following is a general summary of the Federal income tax consequences relating to ISOs and NQSOs under the Plans. This description is based on current law including cases, administrative rulings, and final, temporary and proposed regulations, all of which are subject to change (possibly with retroactive effect). It should be understood that this summary is not exhaustive, that final regulations have not yet been issued for all Code provisions regarding ISOs, and that special rules not specifically discussed herein may apply in certain situations. In addition, this description does not apply to optionees who are not citizens or residents of the United States.

          ISOs Exercised With Cash. No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee's tax basis in the shares acquired upon on the exercise of an ISO with cash will be equal to the exercise price paid by him for such shares.

          If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and neither the Company nor SolCom will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

          If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company (or, in the case of an optionee who is an employee of SolCom, SolCom) generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

          NQSOs Exercised With Cash. No taxable income will be recognized by an optionee upon the grant of an NQSO. Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company (or, in the case of an optionee who is an employee of SolCom, SolCom) will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by him or her for such shares plus the amount of ordinary income so recognized.

          Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

          Exercises of Options Using Previously Acquired Shares. If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an ISO or an NQSO), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares"). If the option exercised is an ISO or if the shares used were acquired pursuant to the exercise of an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.

          However, if an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year- after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

          The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

          Any shares received by the optionee on such exercise in excess of the Replacement Shares will be treated in the same manner as a cash exercise of an option (either an ISO or NQSO, depending upon the nature of the underlying option) for no consideration.

          Alternative Minimum Tax. In addition to the Federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds his regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward.

                    ITEM 3 - APPROVAL OF THE REINCORPORATION




          Pursuant to the Reincorporation, the Company will merge with and into Ion Networks, Inc., a Delaware corporation ("Ion"), pursuant to and in accordance with that certain Agreement and Plan of Merger dated as of December 15, 1998 by and between the Company and Ion (the "Merger Agreement"). The Merger Agreement is annexed hereto as Appendix I. The separate corporate identity of the Company will cease upon such merger and all properties, rights and obligations of the Company will immediately inure to Ion. The Company may reconsider the Reincorporation in the event that more than one (1%) percent of the Shareholders exercise dissenters' rights.

          Reasons for the Reincorporation. The Board of Directors of the Company believes that the proposed Reincorporation would create a more favorable and flexible corporate structure through which the Company will have the ability to carry out its business purposes.

          Approval by the Board of Directors. The Board of Directors of the Company believes that the Reincorporation is in the best interests of the Company and the Shareholders and has unanimously approved the Reincorporation.

          Approval of the Shareholders. The requisite number of Shareholders have approved the Reincorporation pursuant to the Written Consents. The Company, as the sole shareholder of Ion, has approved the Reincorporation.

          Conduct of Business Following Reincorporation. The Company's operations will not be affected by the Reincorporation. Following the consummation of the Reincorporation, the Company's business and operations will continue unchanged except that the Company will be operating as a Delaware corporation.

          Effect on the Company's Financial Statements. The consummation of the Reincorporation will not have a material effect on the presentation of the financial statements of the Company.

          Effect on Shareholders. The Shareholders will not be materially affected by the Reincorporation. Each share of Common Stock will be automatically canceled and converted into an identical share of common stock of Ion. Each share of common stock of Ion shall have substantially the same rights and preferences as the shares of Common Stock.

          Differences between Delaware and New Jersey Corporate Law

          Disadvantages to Changing the State of Incorporation. The Delaware General Corporation Law (the "DGCL") generally provides many advantages to the controlling stockholders of a Delaware corporation at the expense of minority stockholders. In addition, the DGCL provides less protection than the laws of the State of New Jersey to stockholders desiring added protection against takeover transactions with major stockholders, particularly with respect to the timing of such a transaction and the minimum price per share that must be received by stockholders of a corporation incorporated in New Jersey.

                New Jersey law also provides dissenting stockholders more opportunities to receive the fair value of their shares when they object to corporate transactions, providing a longer list of transactions to which appraisal rights can apply. Delaware permits appraisal rights only in the case of certain mergers or consolidations. Finally, Delaware law provides more expansive indemnification protection for corporate officers and directors than does New Jersey law. This difference means that there are fewer opportunities for the assets of New Jersey corporations to be available for depletion resulting from reimbursements of the costs of judgments and litigation expenses incurred by corporate officers and directors.

          Significant Differences Between the Delaware and New Jersey Corporate Laws. Although it is impractical to note all the differences between the NJBCA and the DGCL, the following is a brief summary of significant differences between the rights which a stockholder of the Company presently has under New Jersey law and the rights such stockholder would have under Delaware law.

                1.         Stockholder Voting Rights

                New Jersey requires the affirmative vote of a majority of a corporation's outstanding shares entitled to vote in order to authorize a merger or consolidation and the affirmative vote of two-thirds (2/3) of a corporation's outstanding shares entitled to vote in order to authorize a dissolution. See NJBCA ss.14A:10-3 and 14A:12-4.

                Except in certain limited situations when no vote of stockholders is required, Delaware law requires the affirmative vote of only a majority of the outstanding shares entitled to vote to authorize any such action. See DGCL ss.251 and 275.

                2.          Dissenters' Appraisal Rights

                New Jersey law provides that upon strict compliance with the applicable statutory requirements and procedures, a dissenting stockholder has the right to receive payment of the fair value of his shares if he objects to:
(i) most types of mergers; (ii) consolidations; or (iii) dispositions of assets requiring stockholder approval. See ss. 14A:11-1.

                Delaware law provides that appraisal rights do not apply: (i) to a stockholder of the surviving corporation in a merger if approval by the stockholders of such surviving corporation is not required; or (ii) with certain limitation and qualifications, to any class of stock which is either listed on a national securities exchange or held of record by more than 2,000 stockholders. See DGCL ss.262.

          Effect on Capitalization/Certificate of Incorporation/By-Laws. The capitalization of Ion will be identical to the capitalization of the Company following the Reincorporation. The certificate of incorporation and by-laws of the Company will remain substantially similar to the certificate of incorporation and by-laws of Ion following the Reincorporation.

          Certain Federal Income Tax Consequences. The following discussion addresses certain material federal income tax consequences of the Reincorporation to the Shareholders who hold their shares as capital assets (within the meaning of Section 1221 of the Code). The discussion is based on the current provisions of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice. It does not address all aspects of federal income taxation that may be relevant to particular Shareholders in light of their specific circumstances, or to certain types of Shareholders subject to special treatment under the federal income tax laws, including, without limitation, insurance companies, tax-exempt organizations, foreign persons, financial institutions or broker-dealers, and Shareholders who acquired their Common Stock pursuant to the exercise of employee stock options or in other compensatory transactions. This discussion also does not address the state, local, foreign, estate, gift or other federal tax consequences of the Reincorporation. There can be no assurance that the Internal Revenue Service will not take a contrary view to any expressed herein. No rulings have been or will be requested from the Internal Revenue Service with respect to the tax consequences of the Reincorporation. Moreover, legislative, judicial or administrative changes or interpretations may be forthcoming that could alter or modify the statements and conclusions set forth herein, possibly with retroactive effect.

          A Shareholder not exercising appraisal rights will not recognize any gain or loss as a result of the Reincorporation. The tax basis of the Ion common stock received by the Shareholder will be equal to the tax basis of the Common Stock exchanged therefor, and the holding period of the Ion common stock will include the holding period of the Common Stock surrendered in the Reincorporation.

          A Shareholder who exercises his appraisal rights with respect to the Common Stock and receives payment therefor will generally recognize capital gain or loss measured by the difference between the amount of cash received for the Common Stock and the Shareholder's basis in the Common Stock, unless the redemption is essentially equivalent to a dividend within the meaning of Section 302 of the Code (a "Dividend Equivalent Transaction"). The resulting capital gain or loss, if any, will be long-term capital gain or loss if the Shareholder held the Common Stock for more than twelve months at time the Common Stock is redeemed pursuant to the Shareholder's exercise of the appraisal rights.

          The determination of whether a Shareholder's exercise of appraisal rights is a Dividend Equivalent Transaction is made by comparing the Shareholder's proportionate interest in the Company after the Reincorporation with the Shareholder's proportionate interest prior to the Reincorporation. In making this comparison, there must be taken into account any shares considered to be owned by the Shareholder by reason of the constructive ownership rules set forth in Section 318 of the Code. A redemption involving a Shareholder owning (both directly and by application of the foregoing constructive ownership rules) a minority interest in the Company generally will not be deemed to be a Dividend Equivalent Transaction if the Shareholder exercises no control over the affairs of the Company and experiences a reduction in his proportionate interest in the Company as result of the exercise of the appraisal rights.

          THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE REINCORPORATION (INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS).

          If you have any questions regarding this Information Statement, the Transaction, the Plans or the Reincorporation, please contact Mr. John F. McTigue, the Company's Chief Financial Officer, at:


                                MicroFrame, Inc.
                               21 Meridian Avenue
                            Edison, New Jersey 08820
                                 (732) 494-4440


                                        By Order of the Board of Directors

                                        /s/ Stephen B. Gray

                                        Stephen B. Gray
                                        President and Chief Executive Officer

March 11, 1999

                               INDEX OF APPENDICES


APPENDIX A   Share Purchase Agreement, as amended
APPENDIX B   Fairness Opinion
APPENDIX C   1998 Stock Option Plan
APPENDIX D   1998 U.K. Sub-Plan
APPENDIX E   Financial Statements of SolCom
APPENDIX F   MicroFrame, Inc. Form 10-KSB for the period ended March 31, 1998
APPENDIX G   MicroFrame, Inc. Form 10-QSB for the period ended December 31, 1998
APPENDIX H   New Jersey Business Corporation Act ss.14A:11-1 and ss.14A:11-2
APPENDIX I   Agreement and Plan of Merger

                                   APPENDIX A

                            SHARE PURCHASE AGREEMENT

                            SHARE PURCHASE AGREEMENT


AGREEMENT, by and among MICROFRAME, INC., a New Jersey corporation (the "Buyer"), each of the persons whose names and addresses are set forth in columns 1 and 2 of Schedule 1 annexed hereto (each, a "Seller" and collectively, the "Sellers"), and SOLCOM SYSTEMS LIMITED, a company incorporated under the Companies Act 1985 of the United Kingdom (the "U.K.") and having its registered office at SolCom House, Meikle Road, Kirkton Campus, Livingston (the "Company").

WHEREAS, the Sellers are the registered holders and, save in the case of the trustees whose names are set forth on Schedule 1 ("the Trustees") and Anderson Strathern Nominees Limited, and any other person registered in the register of members of the Company as a/c holder or nominee or bare trustee ("Other Nominee Holders") beneficial owners of all of the ordinary shares of 1 pence each, in the capital of the Company in issue at the date hereof (the "Ordinary Shares") all of the ordinary shares in issue and held by the Sellers on Closing being hereinafter referred to as "the Shares";

WHEREAS, the Company, together with the Subsidiary (as defined in Section 3.4 of this Agreement), are in the business of providing computer network management for data communications networks (the "Business");

WHEREAS, the Buyer desires to purchase from the Sellers, and the Sellers desire to sell to the Buyer, all of the Shares on the terms and subject to the conditions set forth below, and the parties desire to engage in various related transactions, as hereinafter set forth.

WHEREAS, there are 30,000 cumulative redeemable preference shares of (pound)1 each in the capital of the Company and the registered holder and beneficial owner thereof has on the date hereof entered into a separate agreement in the agreed terms with the Company and the Buyer whereby after subdivision and conversion of the redeemable preference shares immediately prior to Closing the Buyer will acquire 731428 ordinary shares of 1 pence each and 2,268,572 preference shares of 1 pence each in the capital of the Company from such holder ("the LIFE Agreement").

WHEREAS the Sellers have undertaken to procure that immediately prior to Closing a third party (or whom failing certain Sellers) will subscribe for such number of ordinary shares of 1 pence each in the capital of the Company as shall provide the Company with the Funding as referred to in Section 7.18 hereof all in terms of this Agreement.

WHEREAS the Company has issued to certain Sellers (pound)150,000 in nominal amount of convertible unsecured loan stock ("CULS") which is convertible into ordinary shares of 1 pence in the capital of the Company on or prior to Closing and which is redeemable in accordance with the loan stock instrument executed by the Company on July 23 1998.

WHEREAS the Company is party to:- (i) an Investment Agreement among the Company, the Executive Directors (as therein defined) and the Investors (as therein defined) dated March 17, 1993 (the "Main Investment Agreement"); (ii) an Investment Agreement among the Company, the Lothian

Investment Fund for Enterprise Limited ("LIFE") and the Directors (as therein defined) dated December 21, 1993 ("the LIFE Investment Agreement") and (iii) an Investment Agreement among the Company and the Investors (as therein defined) dated June 28, 1996 ("the Third Investment Agreement") and has at the date hereof entered into three agreements in the forms set out in Exhibit J whereby the Main Investment Agreement, the LIFE Investment Agreement and the Third Investment Agreement respectively will terminate on the Closing Date.

                                 INTERPRETATION

(A) In this Agreement, unless otherwise specified or the context otherwise requires:-


(aa) reference to this Agreement or the Agreement shall include the Recitals and the Schedules and Exhibits;

(aa)        reference to a Section is to a Section of this Agreement;

(aa) reference to the Schedules or part thereof is to the Schedules to this Agreement or to a part thereof;

(aa)        words importing any gender shall include the other genders;

(aa) words importing natural persons shall include corporations and vice versa;

(aa) words importing the singular only shall include the plural and vice versa;

(aa) words importing the whole shall be treated as including a reference to any part thereof;

(aa) any word or expression the definition of which is contained or referred to in the Companies Acts as hereinafter defined or the Income and Corporation Taxes Act 1970 ("Taxes Act 1970") or the Income and Corporation Taxes Act 1988 ("Taxes Act 1988") all of the UK shall be construed as having the meaning thereby attributed to it (the definition in the Companies Acts to prevail where the same expression is defined in the Companies Acts and the Taxes Act 1970 and/or the Taxes Act 1988); and

(aa) reference to any statute, regulation, directive, treaty or part thereof shall be construed as reference thereto as amended or re-enacted from time to time and shall be construed as including references to any provision of which they are re-enactments and shall be construed as including references to any order, instrument, regulation or other subordinate legislation made pursuant thereto provided that nothing in the provisions set out above shall permit any extension or increase in the liability of the Sellers or any of them under this Agreement or permit the creation of any such liability which would not otherwise have been created where there is an amendment or re-enactment enacted or coming into force after the date of this Agreement.


(B) Where any of the Warranties (as such term is hereinafter defined) is qualified by the expression "to the best of the knowledge, information and belief of the Executive Directors" that Warranty shall be deemed to include additional statements that the knowledge, information and belief or awareness of any one of William Hugh Evans, Peter Atholl Wilson and Peter MacLaren (the "Executive Directors") shall be the knowledge, information and belief or awareness of all the Executive Directors together and that it has been made after reasonable enquiry only of the Company and/or the Subsidiary's advisers, insurers, employees and major customers and suppliers (major in this context meaning 10% by volume to or by the Company in the 12 months preceding the date of this Agreement), into the subject matter of the Warranty. Where any of the Warranties is qualified by the expression "so far as the Executive Directors are aware" that Warranty shall be deemed to include additional statements that the actual knowledge of any of the Executive
            Directors shall be the actual knowledge of all the Executive Directors together but without having made any enquiry of any nature whatsoever.

(C) In construing this Agreement the eiusdem generis rule shall not apply and accordingly the interpretation of general words shall not be restricted by being preceded by words indicating a particular class of acts, matters or things or being followed by particular examples.

(D) In this Agreement the headings to Sections and sub-sections are inserted for convenience only and shall not affect the construction of this Agreement.

(E) As used in this Agreement: (a) the term "person" shall mean and include an individual, a partnership, a joint venture, a limited liability company, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof; and (b) the term "affiliate" or "Affiliate" in relation to the Subsidiary or the Buyer shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended, of the USA or in relation to any individual shall mean any spouse, brother, sister or lineal ascendant or descendant and in relation to a company (other than the Subsidiary) shall mean any subsidiary or subsidiary undertaking or holding company of such company as these terms are defined in the Companies Acts; and (c) the term Companies Acts shall mean the Companies Acts 1985 and 1989, the Business Names Act 1985, the Companies Consolidation (Consequential Provisions) Act 1985, the Company Directors Disqualification Act 1986, and Part V of the Criminal Justice Act 1993, together and all of the UK.

(F) In this Agreement the expression "Third Party Shares" shall mean the ordinary shares of 1 pence each in the capital of the Company referred to in the fourth and fifth recitals hereof to be acquired by a third party or third parties who is or are not a Seller or Sellers and the expression "Investor SPA" shall mean any agreement(s) entered into by the Company with a third party or third parties who is or are not a Seller or Sellers after the date hereof for the subscription of shares in the Company as referred to in the fifth recital hereof and the expression "Termination Agreements" shall mean the deeds of release of certain investment agreements in the form annexed as Exhibit J and referred to in the recitals hereof and the expression "A & S Deed of Adherence" shall mean the deed of adherence in the form annexed as Exhibit K, and "Retrocession" shall mean the retrocession of certain life policies by Lothian Investment Fund for Enterprise Limited in the form annexed as Exhibit L.

                                    SECTION 1
                         PURCHASE AND SALE OF THE SHARES

1.1      Sale and Purchase of Shares

         At the closing provided for in Section 2 (the "Closing"), and upon the terms and subject to the conditions of this Agreement, each Seller shall sell to the Buyer all of the Shares registered in the name of such Seller on Closing, and the Buyer shall purchase all of the Shares registered in the name of each Seller.

1.2      Delivery of MicroFrame Shares

1.2.1 The aggregate consideration for the sale of the Shares shall be that number of shares of common stock (the "Common Stock") par value of $.001 per share of the Buyer (the "MicroFrame Shares") as shall be calculated at Closing in accordance with the following formula

         a           x     5,800,000
         ---------
         a + b + c

         where 'a' equals the number of Shares held by Sellers in issue in the capital of the Company at the Closing Date; and 'b' equals the number of ordinary shares of 1 pence each in the capital of the Company at the Closing Date subject to options to subscribe and 'c' equals the number of Third Party Shares in issue at the Closing Date ("Consideration").

         Without prejudice to the provisions of Section 8 in respect of condition 8 (r) (i) not being satisfied in the event that the condition set forth in Section 8 (r) (ii) is not satisfied for any reason whatsoever the parties explicitly agree and acknowledge that the Buyer shall have the option in its sole discretion either (i) not to proceed to Closing with no liability to the Buyer or the Sellers or (ii) proceed to Closing in which event the aggregate consideration for the sale of the Shares shall be reduced by a number equal to 15% of the Consideration.

1.2.2 The MicroFrame Shares shall be allocated to and amongst the Sellers pro rata to their holdings of Shares at the Closing Date. Where any Seller shall have a fractional entitlement to a MicroFrame Share such fractional entitlement shall be rounded upwards to the nearest whole number of MicroFrame Shares.

1.2.3. At the Closing the Buyer shall cause the MicroFrame Shares (except for the Escrowed MicroFrame Shares, as such term is defined in Section 1.4) as shown in the Closing Share Allocation List referred to in Section
         7.28 to be delivered to the Sellers' Representatives as such term is hereinafter defined which delivery shall constitute a good discharge to the Buyer in respect thereof.

1.3      Issuance and Delivery of Shares

         Each Seller has delivered to the Sellers' Representatives share certificates representing the number of Ordinary Shares set forth opposite such Seller's name on Schedule 1, together with share transfers duly executed in blank, in proper form for transfer, to be held in custody by the Sellers' Representatives pending Closing. The Sellers' Representatives shall hold these documents in their joint custody until and unless the Closing occurs, at which time (subject to satisfaction or waiver in accordance with the terms of this Agreement of the conditions precedent set out in Sections 8 and 9) they shall deliver such certificates and such transfers to the Buyer, provided that, in the event that this Agreement is terminated prior to the Closing for any reason, the Sellers' Representatives shall return the certificates and transfers to the solicitors acting for the appropriate Sellers forthwith. The Ordinary Shares to be sold pursuant to this Agreement shall be sold by each Seller to the Buyer free and clear of any and all Liens (as defined in Section 5.1).

1.3.1 At Closing the relevant Sellers shall deliver to the Buyer's UK Legal Advisers share transfers duly executed in blank in proper form for transfer together with covering share certificates in respect of the Shares (for the purposes of this Section 1.3.1 other than the Ordinary Shares). The Shares (for the purposes of this Section 1.3.1 other than the Ordinary Shares) to be sold pursuant to this Agreement shall be sold by such Sellers to the Buyer free and clear of any and all Liens.

1.4      Escrowed MicroFrame Shares

         At Closing, the Buyer shall deliver to Dundas & Wilson CS, Saltire Court, Edinburgh EH1 2ET (the "Escrow Agent"), stock certificates in respect of MicroFrame Shares on behalf of the Sellers as set out under Escrowed MicroFrame Shares in the Closing Share Allocation List referred to in Section 7.28 calculated as follows:-the total number of Escrowed MicroFrame Shares shall equal 50 per cent of the total number of MicroFrame Shares issued as Consideration (or shall be as close thereto as practicable taking into account the rounding upwards referred to below) and shall be contributed by the Sellers as follows:


(i)            As to 400,000 MicroFrame Shares from Peter Atholl Wilson

(ii)           As to 400,000 MicroFrame Shares from William Hugh Evans

(iii)          As to 200,000 MicroFrame Shares from Peter MacLaren

         and each Seller (including the Executive Directors) shall be obliged to contribute such Sellers' Pro Rata Share (as defined below in this Section) of the balance of Escrowed MicroFrame Shares which require to be delivered to the Escrow Agent (and where fractions arise they shall be rounded upwards). For the purposes of this Section each Seller's Pro Rata Share shall mean a fraction (a) the numerator of which is (i) in the case of a Seller who is not an Executive Director, the total number of MicroFrame Shares issued to that Seller and (ii) in the case of a Seller who is an Executive Director, the total number of MicroFrame Shares issued to that Executive Director minus the number of MicroFrame Shares set out opposite such Executive Director's name above; and (b) the denominator of which is the aggregate number of MicroFrame Shares issued by the Buyer to the Sellers (less 1,000,000 MicroFrame Shares).which Escrowed MicroFrame Shares shall be held by the Escrow Agent on deposit and in custody and released in accordance with the terms of that certain escrow agreement by and among the Buyer, the Sellers, the

         Sellers' Representatives and the Escrow Agent substantially in the form annexed hereto as Exhibit A (the "Escrow Agreement"). Notwithstanding the deposit and escrow of certain MicroFrame Shares each of the Sellers shall continue to be entitled to vote, attend meetings and receive from the Buyer all materials in respect of their Escrowed MicroFrame Shares as holders of common stock of the Buyer.

                                    SECTION 2
                          TIME AND PLACE OF THE CLOSING

The closing of the transactions contemplated herein (the "Closing") shall take place at the offices of Semple Fraser, 10 Melville Crescent, Edinburgh, Scotland on a date as soon as practicable following the satisfaction or waiver in accordance with the terms of this Agreement of all conditions set forth in Sections 8 and 9 herein, but in no event after December 31 1998, unless otherwise agreed by the Buyer and the Sellers Representatives on behalf of the Sellers. The time and date upon which the Closing occurs is herein referred to as the "Closing Date."

                                    SECTION 3
                            WARRANTIES OF THE SELLERS

The Sellers hereby warrant to the Buyer, as of the date hereof, as follows (the relevant warranties as set out in this Section 3 being referred to as "the Warranties") subject to matters fairly disclosed in the letter from the Sellers to the Buyer (including the contents and matters apparent from the face of the documents annexed to that letter) disclosing matters for the purpose of this
Section 3 and delivered to and accepted in writing by or on behalf of the Buyer immediately prior to the Buyer's execution hereof (the "Disclosure Letter") and subject as hereinafter set out in particular to Sections 4 and 11 of this Agreement.

In the Warranties the expression "significant" shall, except where the context otherwise requires, mean that if the statement to which the expression significant is attributable had not been so qualified, breach or failure to comply with that absolute statement would result in a loss or liability to the Company or the Subsidiary (and ignoring for these purposes the provisions of Section 4 hereof) of a sum in excess of $20,000.

3.1      Existence and Qualification

         The Company is a company duly incorporated and validly existing under the laws of Scotland, with full power and authority to conduct its business and to own and operate its assets and properties as conducted and operated.

3.2      Capitalization

         The authorized share capital of the Company is (pound)657,500, of which only the Ordinary Shares and 30,000 cumulative redeemable preference shares of (pound)1 each (the "Preference Shares") are currently issued. All of the Ordinary Shares or, at the Closing Date, the Shares are duly authorized, validly allotted and issued, fully paid or credited as fully paid. Save as set out in this Agreement there are no agreements, commitments or arrangements in force providing for the issue or allotment of any share or loan capital of the Company, including options, warrants or rights to purchase or subscribe for, or any security or instrument convertible into or exchangeable for, any share or loan capital of the Company. The Company owns all of the issued and outstanding shares of common stock of the Subsidiary.

3.3      Options or Other Rights

         There is no outstanding right, subscription, warrant, call, pre-emptive right, option or other agreement of any kind to purchase or otherwise to receive from the Company any shares of the capital or any other security of the Company, and there is no outstanding security of any kind convertible into any share capital of the Company.

3.4      Subsidiaries

         Schedule 3.4 sets forth (i) the name, date and jurisdiction of incorporation, and the percentage and number of outstanding shares owned at any time by the Company, of each person, firm or entity ("person") which the Company beneficially owns or owned or has or had the power to vote 50% or more of the securities or shares of any class of such person (the "Subsidiary") and (ii) the name of each of the Company's affiliates (other than the Subsidiary), including joint venture affiliates, and the nature of the affiliation. The Company owns all of the shares of capital stock of the Subsidiary set forth in
         Schedule 3.4 free and clear of any Lien. All such shares are duly authorized and are validly issued, fully paid and non-assessable. There is no outstanding right, subscription, warrant, call, pre-emptive right, option or other agreement of any kind to purchase or otherwise to receive from the Company any shares of the capital stock or any other security of, or any proprietary interest in, the Subsidiary. The Company does not directly or indirectly own any investment in any of the capital stock or share capital of, or any proprietary interest in, any person other than the Subsidiary.

3.5      Consents and Approvals; No Violation

         The execution and performance by the Sellers of this Agreement and the consummation by the Sellers of the transactions contemplated hereby will not (a) conflict with or breach any provision of the Memorandum and Articles of Association of the Company; (b) require the Company to make any filing or registration with, or obtain any other permit, authorization, consent or approval of, any governmental or regulatory authority; (c) conflict with, violate or breach any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in a modification of, any of the terms, covenants, undertakings, conditions or provisions of, or give rise to a right to terminate or accelerate or increase the amount of payment due under, any note, bond, mortgage, security, charge, indenture, deed of trust, license, franchise, permit, lease, sublease, contract, agreement, or other instrument, commitment or obligation to which the Company is a party, or by which it or any of its respective properties or assets may be bound; (d) result in the creation of any Lien on any of the properties or assets of the Company; (e) violate any order, writ, injunction, interdict, decree, judgement, or ruling of any court or governmental authority, applicable to the Company or the assets of the Company; or (f) violate any statute, law, rule or regulations applicable to the Company or to the securities, properties, assets or business of the Company.

3.6      Material Contracts


(a) The Company has not entered into and is not bound by any Material Contracts (as defined below).

(b) "Material Contracts" ( if any ) means any Contract ( as defined below):-

             (i) that provides for aggregate future payments by the Company of more than $10,000; (ii) that was entered into other than in the ordinary and usual course of business; (iii) that has an unexpired term exceeding one year and may not be terminated in accordance with its terms upon less than 90 days notice without any obligation, liability, penalty or premium (other than a nominal cancellation fee or charge); (iv) that was entered into with any Seller, any officer, director or any employee of the Company or any member of the family or any affiliate of the foregoing; (v) that constitutes a collective bargaining recognition or other similar agreement; (vi) that constitutes or contains a guarantee or indemnity by or otherwise imposes upon the Company liability for the obligations or liabilities of another; (vii) that involves the borrowing or lending of money; (viii) that involves an agreement with any bank, finance company or similar organization for the sale of any products of the Company on credit or the provision of services on credit; (ix) that involves the sale by or to the Company of products or services on consignment; (x) that is or contains a power of attorney; (xi) that contains any provision or term for renegotiation or redetermination of price; (xii) that restricts the Company from carrying on its business as presently conducted anywhere in the world or which otherwise restricts the ability of the Company, or any affiliate thereof to engage in any other business anywhere in the world; (xiii) that contains any warranty terms or undertakings in addition to the warranties or undertakings normally and usually given by a person employed in the same or similar business as the Company in connection with the sale of its products or the provision of its services; (xiv) pursuant to which the Company may hold any interest which has a value in excess of $20,000 owned or claimed by the Company in or to any Tangible Property (as defined in Section 3.9); (xv) that provides for maintenance or management of any Properties (as defined in Section 3.10(a)); or (xvi) that is a contract for hire or rent, hire purchase or purchase by way of credit sale or periodical payment. There are no Material Contracts which are not in writing.

(c) The term "Contract" means and includes any contract, agreement, commitment, mortgage, security, charge, debt instrument, security agreement, license, guarantee, lease, sublease, charter, franchise, power of attorney, agency and other agreement or arrangement constituting a binding obligation of the Company, whether or not in writing.

(d) The Contracts (other than Material Contracts (if any)) to which the Company is a party, do not involve the payment by the Company of more than $10,000 per year, individually or $50,000 per year in the aggregate to the Company or the Business.

(e) There is not, and there has not been claimed or to the best of the knowledge, information and belief of the Executive Directors, (having made no enquiry of the other parties to any Material
            Contract) alleged by any person, with respect to any Material Contract, any existing significant default, or event of default, or event that with notice or lapse of time or both would constitute a significant default or event of default on the part of the Company or, so far as the Executive Directors are aware, on the part of the other party or parties thereto. The Material Contracts are in full force and effect and constitute the legal, valid and binding obligations of the Company. No other party to a Material Contract has asserted the right, and to the best of the knowledge information and belief of the Executive Directors (having made no enquiry of the other parties to any Material Contract) no basis exists for the assertion of any right, to renegotiate or unilaterally vary the terms or conditions of any Material Contract.


3.7      Financial Statements

3.7.1    The  Company  has  delivered  to   the   Buyer  the following financial
         statements:-


(a) The financial statements of the Company for the year ended June 30 1997 and for the nine months ended March 31 1998 (the "March 1998 Accounts") audited in accordance with UK generally accepted auditing standards and complying with the requirements of the Companies Acts and with all relevant statements of UK accounting practice and financial reporting standards and generally accepted accounting principles ("GAAP") consistently applied, and certified by Grant Thornton, giving a true and fair view of the state of affairs of the Company at March 31 1998 and June 30 1997, as appropriate, and of its losses for the periods then ended.

(b) The unaudited financial statements of the Subsidiary for the periods ended June 30 1997 and March 31 1998 (the "Subsidiary March 1998 Accounts"), prepared in accordance with the accounting policies adopted by the Company consistently applied and generally accepted accounting principles of the UK.

(c) Consolidated financial statements prepared in conformity with generally accepted accounting principles in the USA comprising consolidated balance sheets of the Company and its Subsidiary as at March 31 1998 and June 30 1997 and the related consolidated statements of operations, shareholders' deficit and cash flows for the nine months ended March 31 1998 and the year ended June 30 1997.

              These financial statements are audited in accordance with generally accepted auditing standards in the USA and have been certified by Grant Thornton and are prepared in accordance with and in a form meeting the requirements of the provisions of Regulations S - X of the Securities Act of 1933, as amended.


3.8      Absence of Undisclosed Liabilities

         The Company does not have any material liabilities which would require to be disclosed in its audited financial statements in accordance with generally accepted accounting principles of the UK other than those that (i) are set forth or adequately reserved against in the March 1998 Accounts; or (ii) were incurred since March 31, 1998 (the "Balance Sheet Date") in the normal ordinary and usual course of business.

3.9      Tangible Property

         The plant, machinery, equipment, hardware, software, furniture, leasehold improvements, fixtures, vehicles, structures, any related capital items and other tangible property of the Company used in the Business as operated by the Company (the "Tangible Property") is in good operating condition and repair for its intended purpose, ordinary wear and tear excepted, and to the best of the knowledge, information and belief of the Executive Directors the Company has not received intimation that it is in violation of any existing law or any building, zoning, health, safety or other ordinance, code or regulation applicable to the Company and by which the Company is bound.

3.10     Property


a) The Property briefly described in Schedule 3.10 ("the Property") comprises all the freehold, feuhold and leasehold land ("the expression "land" being deemed herein to include buildings and other fixed structures) owned, used or occupied by the Company save for the Office Suites at 1801 Robert Fulton Drive, Reston VA 22091 (the "Reston Property"). (For the avoidance of doubt, the Reston Property is not covered by this Section 3.10);

b) Save as disclosed, the Company has no actual or contingent obligations or liabilities in relation to any lease of land apart from the Property and the Reston Property.

c) To the best of the knowledge, information and belief of the Executive Directors, in respect that the Property is leasehold, when the Lease was granted the then Landlords were infeft, there were no unduly onerous or unusual conditions or restrictions contained in the title deeds which would prevent or adversely affect to a significant extent the Company from carrying on the business currently carried on at the Property. The Company is in physical and actual occupation of the Property on an exclusive basis and there are no, and at the Closing Date the Company will not have (1) granted or agreed to grant any assignations, sub leases, charges or subsidiary rights of occupation in respect of the Property or (2) in any way or for any purpose have or agreed to dispose of, encumber or otherwise deal with the Tenant's interest in or part with or share occupation of the Property in whole or in part.


d) All rents and other sums properly due, and demanded under the lease of the Property have been paid to date and to the best of the knowledge, information and belief of the Executive Directors the Company has not received any notice of irritancy or of any breach for which the Company is responsible as tenants of the Property of any of the terms of the lease documentation as aftermentioned. Nor is the Company aware of any breach of the Landlords' obligations under the said lease documentation.

e) In respect that the Property is leasehold it is held under the lease documentation brief details of which are set out in Schedule
              3.10 and, save as disclosed by the said lease documentation, the lease documentation has not been and prior to the Closing Date will not be amended or varied. There are no rent reviews which are or will at the Closing Date be in the course of being determined. Further there are no Tenant's consent applications which are or will at the Closing Date be outstanding or in the course of consideration.

f) In so far as the Executive Directors are aware the Company has not received any enforcement or other notices advising them of any actual or impending actions or proceedings in respect of the Property.

g) The Company is not engaged in any litigation or arbitration proceedings in connection with the Property and so far as the Company is aware no circumstances exist which are likely to give rise to any.

h) To the best of the knowledge, information and belief of the Executive Directors the Property is not affected by any outstanding disputes, notices or complaints which affect the Company's use and/or continued use of the Property for the purposes for which they are now used, namely for the purposes of engineering design, software development, sales, marketing and administration and manufacturing and stockholding. In so far as the Executive Directors are aware there are no matters affecting the Property which would prevent or materially restrict the Company from carrying on the businesses currently carried on at the Property in any material respect.


3.11     Intangible Property

3.11.1 The Company has not registered any trade marks, trade names, service marks, copyrights, design rights, logos, jingles, advertising slogans, patents, franchises, permits or similar rights authorisations or made any applications therefor. The Company uses both the Company names and related logos and devices (if any) "SolCom" and "SolCom Systems" and the mark and related logos and devices (if any) "LANmaster" in relation to its Business and products. These are not registered nor has there been any attempt to register them.

3.11.2 The Company uses or has ownership of the copyright and/or design right (as appropriate) in the following products and/or drawings of or in relation to the same:

         (a)      Software
                  1.       RMON Utilities Version 3.06.
                  2.       Web Reporter.

         (b)      Hardware and Firmware

                  1.       LRE - Single Port Ethernet Probe.
                  2.       LRE4 - 4 Port Ethernet Probe.
                  3.       LRE100 - Single Port 100 Mbps Ethernet Probe.
                  4.       LRE100/4 - 4 Port 100 Mbps Ethernet Probe.
                  5.       LRT-Single Port Token Ring Probe.
                  6.       LRT-FDDI Probe.
                  7.       LRENG-E-RMON Engine with 4 Port Daughter Cards.
                  8.       LRENG-TR-RMON Engine with 2 Port Token Ring Cards.
                  9. LRENG-E100FD-RMON Engine with Full Duplex 100 Ethernet Daughter Cards.
                  10.      LRENG-WAN-V-RMON Engine with V-Series WAN Card.
                  11.      LRENG-WAN-TI-RMON Engine with TI WAN Card.
                  12.      LRENG-WAN-E1-RMON Engine with E1 WAN Card.
                  13.      LRENG-ATM-OC3-RMON Engine with OC3 ATM Card.

                  14.      LRENG-ATM-UTP-RMON Engine with UTP ATM Card.
                  15.      LRENG-ATM-DS3-RMON Engine with DS3 ATM Card.
                  16.      LRENG-WAN-T3-RMON Engine with E3 ATM Card.
                  17.      LRENG-WAN-T3-RMON Engine with T3 WAN Card.
                  18.      LRENG-WAN-HSSI-RMON Engine with HSSI WAN Card.

3.11.3 All documents, reports and other written information produced by the Company are the copyright of the Company, including all the manuals prepared by the Company in respect of the products listed above.

3.11.4 In addition, the Company in carrying out its business, purchases components from third parties which incorporate third party Rights, which the Company incorporates into the Company's products which are then sold or licensed on to the Company's customers.

3.11.5   The  Company licences  technology  to  Hewlett  Packard  under  the HPT
         Agreement.

3.11.6 The Company licences technology from GulfBay Network Systems Inc (now known as Red Point).

3.11.7 The Company does from time to time enter into reseller arrangements in respect of its products.

3.11.8 The Company also licenses the Hewlett Packard Multiport Token Ring Daughter Card design and Hewlett Packard Full Duplex Fast Ethernet Daughter Card design from Hewlett Packard.

3.11.9 The Company has not been sued or to the best of the knowledge, information and belief of the Executive Directors, been threatened with suit, or action for infringement, violation or breach of any Rights. To the best of the knowledge information and belief of the Executive Directors there is not the existence of any basis whereby any Right or License could be claimed, opposed or attacked by any other person or might cease to be valid and enforceable. The Company has received no intimation of any infringement, violation or breach of any Right or Licences or any of them by any other person.

3.12     Title to Assets

3.12.1 Other than assets and properties disposed of, or subject to purchase or sales orders, in the ordinary and usual course of business since the Balance Sheet Date, the Company owns all of its assets and properties, including, without limitation, all of the assets and properties reflected on or in the March 1998 Accounts, in each case free and clear of any Lien or other encumbrance whatsoever, except for Liens specifically and expressly set forth or disclosed in the March 1998 Accounts.

3.12.2 The Company is supplied with or sold components by third parties for incorporation into the Company's products in terms of, inter alia, the following agreements:


(aa)          Purchase agreement with XP plc attached as Disclosure Document 46;

(aa) Purchase agreement with Macro Group Limited (letter setting out terms attached as Disclosure Document 195);

(aa) Purchase agreement with Advanced Crystal Technology (fax setting out terms attached as Disclosure Document 189); and

(aa) Purchase Agreement with Micro Call Limited (fax setting out terms attached as Disclosure Document 48).

         The Company purchases components from third parties which the Company incorporates into the Company's products which are sold or licensed to the Company's resellers or end user customers.

3.12.3 The Company uses both the "Token Ring" and "FDDI" technology in its products. Where any of the assets used or possessed by the Company are supplied under retention of title terms all sums due to the suppliers thereof are reflected in the books of account of the Company as creditors.

3.13     Complete Business; Assets

         The personal property, intangible assets and other rights owned or leased by or licensed to the Company, in the aggregate, represent all of such assets which are necessary to conduct the Business as operated by the Company in the manner in which it has been conducted by the Company. No part of the Business is conducted by or through any person or entity other than the Company and the Subsidiary.

3.14     Debtors

         All debts reflected on or in the March 1998 Accounts, and all debts arising subsequent to the Balance Sheet Date, have arisen out of arms length transactions entered into in the ordinary and usual course of business of the Company. All items that were required by generally accepted accounting principles of the UK to be reflected as debts on or in the March 1998 Accounts are so reflected and are collectible in full in the aggregate to the extent not reserved for in the March 1998 Accounts in accordance with UK generally accepted accounting principles. Debts which shall have arisen after the Balance Sheet Date are collectible in full subject to a provision not exceeding the equivalent provision made in the March 1998 Accounts and are not subject to any set-off, counter claim, credit or return policy.

3.15     Absence of Certain Changes

         Since the Balance Sheet Date the Company has not:


(a) altered its Memorandum of Association or Articles of Association or merged with or into or consolidated with any other person, subdivided, consolidated or in any way reclassified any shares of its share capital or changed or agreed to change in any manner or in any way the rights of its issued share capital or any part thereof or the character or scope of its business or the manner in which it is conducted;

(b) issued or sold or purchased, or issued options or rights to subscribe to, or entered into any contracts or commitments to issue or sell or purchase, any shares in its share capital;

(c) entered into or amended any employment or service agreement or any terms and conditions of employment, entered into or amended any agreement with any trade union or labour association or organisation representing any employee, adopted, entered into, or amended any employee benefit plan or scheme;

(d)         incurred any indebtedness for borrowed money whatsoever;

(e) declared or paid any dividends or declared or made any other distributions of any kind to its shareholders or made any direct or indirect redemption, cancellation, purchase or other acquisition of any shares in its issued share capital;

(f) collected its debts other than in the ordinary and usual course of business consistent with past practice or deferred payment of its creditors other than in the ordinary and usual course of business consistent with past practice, or changed its policies either with respect to the collection of debts or the payment of creditors;

(g) waived any right of value to its business, made any change in its accounting methods, practices, procedures or policies or made any change in depreciation or amortization policies or rates adopted by it or made any change in the type or timing of lodgement of its tax elections;

            changed to a significant extent any of its business policies, including, without limitation, advertising, marketing, pricing, purchasing, distribution, personnel, sales, returns, its budget or product acquisition policies, or the type, nature or composition of its products or services;

(h) made any wage or salary, bonus or commission increase, or increase in any other direct or indirect compensation or benefit, for or to any of its officers, directors, employees, consultants, agents or other authorized representatives, or made any accrual for or commitment or agreement to make or pay the same;

(i) made any loan or advance in excess of $2,000 to any of its shareholders, officers, directors, employees, consultants, agents or other authorized representatives (other than travel advances made in the ordinary and usual course of business), or made any other loan or advance other than in the ordinary and usual course of business;

(j)         made any payment or commitment  to pay any severance or  termination
            pay  or  terminal  payment  to  any  of  its  officers,   directors,
            employees, consultants, agents or other authorized representatives;

(k) except in the ordinary and usual course of business (i) entered into any lease (as lessor or lessee) or sublease (as sublessor or sublessee); (ii) sold, abandoned or made any other disposition or disposal of any of its assets or properties with a value in the aggregate in excess of $7,500 or any interest therein; or (iii) granted or suffered any Lien on any of its assets or properties;

(l) except in the ordinary and usual course of business incurred or assumed any debt, obligation or liability known or which ought to be known (whether absolute or contingent and whether or not currently due and payable) of an amount in excess of $10,000;

(m) suffered or experienced any damage, destruction or loss adversely affecting the assets, properties, business, operations, condition (financial or otherwise) of the Company taken as a whole, whether or not covered by insurance;

(n) made any significant change in the type, nature, composition or quality of its products or services, or made any significant change in product or service specifications or prices or terms of distribution of such products or services;

(o) terminated or failed to renew, or to the best of the knowledge, information and belief of the Executive Directors, received any intimation to terminate or fail to renew, any contract or agreement that is significant to the assets, business or operations of the Company;

(p) except in the ordinary and usual course of business, entered into any agreement or other transaction significant to the business or operations of the Company;

(q) entered into any agreement, arrangement or understanding, whether in writing or otherwise, to take any action described in this Section 3.15.

3.16     Litigation

         There are no proceedings, investigations, inquiries or actions or administrative or arbitration proceedings (collectively, "Proceedings") by or against the Company in process or to the best of the knowledge, information and belief of the Executive Directors having made reasonable enquiry only of their professional advisers and employees pending or threatened against the Company, or the transactions contemplated by this Agreement, nor are there any judgements, decrees or orders either naming the Company or enjoining the Company, as party.

3.17     Insurance

         Schedule 3.17 sets forth a list and brief description (specifying the insurer and the policy number or covering note number, describing each pending claim thereunder of more than $10,000, setting forth the aggregate amounts paid out under each such policy up to the date hereof and the aggregate limit, if any, of the insurer's liability thereunder) of all policies of fire liability, product liability, workmen's compensation, employer's liability, business interruption, personal accident, vehicular and other insurance held by or on behalf of the Company. To the best of the knowledge, information and belief of the Executive Directors all such policies are in full force and effect. The premiums thereunder are paid up to date. The Company is not in material default with respect to any provision or term contained in any such policy and has not failed to give any notice or present any claim under any such policy in due and timely fashion. There are no outstanding unpaid claims under any such policies. The Company has received no notice of cancellation or non-renewal of any such policy. There has been no material inaccuracy in any application for any such policies or to the best of knowledge, information and belief of the Executive Directors any similar state of facts which constitutes the basis for termination, cancellation, non-renewal or avoidance of any such policies of insurance.

3.18     Employee Benefit Plans


(a)           Company.

(b) The Company is not a party to and has no obligation to provide and does not participate in or contribute to any scheme or arrangement for the provision of any pension, retirement, death, sickness, disability, accident or healthcare benefits, allowances or any other similar benefits to or for the benefit of any of its present or former officers, employees or any of their families or dependants.

(c) The Company has complied with all PAYE and NIC requirements in respect of the salary sacrifice contributions for the following employees Evans, Wilson, Gwynn, Ramsay and Struthers ("Pensionable Employees). The Pensionable Employees have agreed to allow their remuneration to be reduced by the amount of monthly premiums set out in the Disclosure Letter and the Company has paid a corresponding amount to the personal pension arrangements of the Pensionable Employees set out in the Disclosure Letter. The
              Pensionable Employees are the only employees in respect of whom such arrangements are in place.

(d) The Company's profit related pay scheme has at all times since its implementation been operated in accordance with the rules of the scheme and the provisions of all applicable taxation legislation, any alteration in its terms has been notified pursuant to section 177B(3) of Taxes Act 1988, at no time has the scheme been de-registered and full details of the scheme have been provided to the Buyer.

Environmental Matters

(a) In this Section 3.19 the following words shall have the following meanings unless the context otherwise requires:- "Activities" means any activity, operation or process carried out by the Company at the Property. "Environment" means any and all living organisms (including man), ecosystems, property and the media or air (including air in buildings, natural or man-made structures, below or above ground) water (including water within drains and sewers), controlled waters (as defined in section 30A of the Control of Pollution Act 1974) and land (including under any water and whether above or below surface); "Environmental Consent" means any consent, approval, permit, licence, order, filing, authorisation, exemption, registration, permission, reporting or notice requirement and any related agreement required under any Environmental Law; "Environmental Laws" means all international, European Union, national, federal, state or local statutes, bylaws, orders, regulations subordinate legislation or common law and all orders, and equivalent controls having the force of law concerning the protection of human health the protection or prevention of harm to the Environment which are binding in relation to the Property; "Hazardous Substance" means any natural or artificial substance material or waste (whether solid, liquid, gas, noise, ion, vapour, electromagnetic or radiation) regulated by any Environmental Laws or which is capable of causing harm to or have a deleterious effect on the Environment

(b) As far as the Executive Directors are aware the Company holds all Environmental Consents necessary for the Activities. The Company has not received any notice of and so far as the Executive Directors are aware there are no circumstances that may lead to the revocation, modification or suspension of, or that may prejudice or require significant expenditure for the renewal, extension, grant or transfer of any current Environmental Consents in relation to the Property.

(c) To the best of the information, knowledge and belief of the Executive Directors the Company has not received (i) notice of any breach of or (ii) any notice or information which implies liability or any potential liability under any Environmental Laws in so far as relating to the Property and/or the Activities. To the best of the knowledge information and belief of the Executive Directors, there are no civil or criminal proceedings or suits pending against the Company in relation to the Property and/or the Activities arising from a breach by the Company of any Environmental Law and so far as the Executive Directors are aware there are no circumstances of which they are aware prior to the Closing Date which may lead to such proceedings or suits against the Company whether before or after the Closing.

(d) To the best of the knowledge, information and belief of the Executive Directors, there has not been any disposal, storage, release, leakage, migration, spill, discharge, entry, deposit or emission of any Hazardous Substance into the Environment caused by the Activities and in so far as the Executive Directors are aware no third party has deposited or disposed of any Hazardous Substance at or under the Property.

3.20     Deliveries of Documents; Corporate Records


(a) The copies of all documents, instruments, agreements and contracts annexed to the Disclosure Letter are accurate copies and complete copies.

(b) The only directors of the Company and the Secretary are the persons whose names are listed as such in Schedule 3.20.

(c) The Register of Members and other statutory books of the Company are up to date, contain a true and accurate record of the matters with which they should deal, and the minute books of the Company have been properly kept, contain a true and accurate record of the business conducted at the meetings to which they relate. No notice or allegation that any of the foregoing is incorrect or should be rectified has been received by the Company or any of the Sellers.

(d) All charges and securities granted by the Company have, if relevant, been registered in accordance with the provisions of all applicable legislation.

(e) All documents of title relating to individual assets of the Company having a value in excess of $10,000 and an executed copy of all significant written agreements to which the Company is a party, are in the possession of the Company.

3.21     Tax Matters


(a) There has not been any transaction, arrangement, event or omission occurring after the Balance Sheet Date:-


             (i) which has given rise or will give rise: (a) to income or gains being deemed to arise to, or supplies being deemed to be made by, the Company for taxation purposes where the benefit does not actually accrue to the Company, or (b) to any Taxation (as such term is hereinafter defined) otherwise being assessable or chargeable on the Company when the relevant income or gains do not in fact accrue to or the relevant supplies are not in fact made by, the Company; or

             (ii) the taxation treatment of which is to the best of the knowledge information and belief of the Executive Directors or may become the subject of any dispute with any taxation authority.


(b)          The Company has not within the last six years:-


             (i) been the subject of an investigation by the Inland Revenue or any other relevant taxation authority; or

             (ii) been the subject of any discovery notified to the Company by the Inland Revenue or any other relevant taxation authority;


             and to the best of the knowledge information and belief of the Executive Directors there are no facts or matters which are likely to or may lead to any such investigation or discovery.

(c) The March 1998 Accounts make proper provision or reserve, in accordance with the principles set out in the notes included in the March 1998 Accounts, for all Taxation for which the Company was at the Balance Sheet Date liable to pay or would be liable to pay within 3 months of the Balance Sheet Date:-

             (i) on or in respect of or by reference to any profits, gains or income of the Company for any period ended on or before the Balance Sheet Date; or

             (ii) on or in respect of any distribution paid or made by the Company on or before the Balance Sheet Date; or

             (iii) in respect of any act, event, omission, transaction or other matter which occurred or took place or was entered into on or before the Balance Sheet Date and for which a provision should be made in accordance with proper accounting practice.


(d) The March 1998 Accounts make full and sufficient provision for deferred taxation in accordance with SSAP 15.

(e) No transaction has been entered into or event occurred since the Balance Sheet Date in consequence of which the Company could be liable to Taxation and/or a penalty pursuant to any of Taxes Act 1988 sections 34 to 37; 703 to 709; 770 to 774; or 776 to 787.

(f) The Company has not carried out or been engaged in any transaction or arrangement such that the law provides that there may be substituted for the amount or value or the actual consideration given or received or to be given or received) by the Company any different amount or value for taxation purposes.

(g) No application has been made relating to the Company within the period of six years preceding the date hereof under the provisions of any of:-

             Taxation of Capital Gains Act 1992 ("TCGA") section 139(5) (company reconstruction or amalgamation);

             Taxes Act 1988 section 215 (demergers);

             Taxes Act 1988 section 225 (purchase of own shares);

             Taxes Act 1988 section 707 (transactions in securities);

             Taxes Act 1988 section 765 (migration of companies);

             Taxes Act 1988 section 776(11) (transactions in land);

             TCGA section 138 (reconstructions or amalgamations);

(h) The Company has properly and punctually submitted to all relevant taxation authorities (whether of the U.K. or the United States ("U.S.")) all returns, given all notices and supplied all other information which it is required by law to make and made all appropriate claims for reliefs and allowances, applications and computations.

(i) All such returns, information, notices, claims, applications and computations are true, complete and accurate computations in all significant respects, give disclosure of all significant facts and circumstances and are not the subject of any question or dispute notified to the Company and are not to the best of the knowledge information and belief of the Executive Directors likely to become the subject of any question or dispute with any taxation authority.

(j) All payments by the Company to any person which ought to have been made under deduction of Taxation have been so made and the Company has (if required by law to do so) accounted to the relevant taxation authority for the Taxation so deducted.

(k) The Company is not liable as agent or lessee for any taxation liability of another person.

(l) No UK taxation authority has agreed to operate any special arrangement (being an arrangement which is not based on a strict and detailed application of the relevant legislation or on generally published statements of practice or generally published extra-statutory concessions) in relation to the Company's affairs.

(m) There are set out in Schedule 3.21 details of all matters relating to Taxation in respect of which the Company (whether alone or jointly with any other person) has an outstanding entitlement or obligation:-


             (i) to make any claim (including a supplementary claim) for relief from Taxation the making of which has been assumed in preparing the March 1998 Accounts;

             (ii) to make any election for one type of relief, or one basis, system or method of Taxation as opposed to another the making of which has been assumed in preparing the March 1998 Accounts;

             (iii) to make any appeal (including a further appeal) against an assessment to Taxation;

             (iv) to make any application for the postponement of payment of Taxation; or

             (v) to submit any return or provide particulars or information to any taxation authority.


(n) The Company has complied with all notices served on it by any taxation authority and no such notice remains outstanding.

(o) The Company has duly and punctually paid all Taxation which it has become liable to pay and it has not within the period of six years preceding the date hereof been liable to pay any penalty, fine or surcharge in connection with Taxation.

(p) The Company has not since the Balance Sheet Date made or agreed to make any distributions within the meaning of Taxes Act 1988 section 209 (meaning of "distribution").

(q) The Company has not issued any share capital or securities as paid up other than by receipt of new consideration within the meaning of Taxes Act 1988 section 254.

(r) No balancing charge under Capital Allowances Act 1990 ("CAA 1990") (or other legislation relating to any capital allowances) would be made on the Company on the disposal of any pool of assets (that is to say all those assets expenditure relating to which would be taken into account in computing whether a balancing charge would arise on a disposal of any of those assets) or of any asset not in such a pool, on the assumption that a disposal is made for a consideration equal to the book value shown in or adopted for the purpose of the March 1998 Accounts for the assets in the pool.

(s) To the best of the knowledge information and belief of the Executive Directors all expenditure incurred by the Company or which it may incur under any subsisting commitment on the provision of machinery or plant on or before June 30 1997 has qualified and expenditure on or after that date will qualify (if not deductible as a trading expense of a trade carried on by the Company) for writing down allowances under CAA 1990 Part II (machinery and plant) if a claim is made.

(t) Since the Balance Sheet Date nothing has happened as a result of which: there may be made against the Company a balancing charge under CAA 1990; or any disposal value may be brought into account under CAA 1990 section 24 (writing down allowances and balancing adjustments); or there may be any recovery of excess relief within CAA 1990 Sections 46 or 47 (recovery of excess relief); or a relevant event occurs within the meaning of CAA 1990 section 138 (scientific research).

(u) There is not any dispute between the Company and any other person as to the entitlement to capital allowances under sections 51 to 59 of CAA 1990 and so far as the Executive Directors are aware there is no circumstance and there are no circumstances which could give rise to, any dispute between the Company and any other person as to the entitlement to capital allowances under CAA 1990 sections 51 to 59 (fixtures).

(v) The Company has not made any election under CAA 1990 section 37 (short life assets) so far as the Executive Directors are aware nor has been taken to have made an election under sub-section (8)(c) of that section.

(w) The book value shown in or adopted for the purposes of the March 1998 Accounts as the value of each of the assets of the Company on the disposal of which a chargeable gain or allowable loss could arise does not exceed the amount deductible under TCGA section 38 (expenditure: general) (excluding any indexation allowance) in respect of each such asset.

(x) The Company does not have an interest in any assets which are wasting assets within TCGA section 44 (wasting assets) and which do not qualify for capital allowances.

(y) The Company has not made nor is entitled to make any claims under any of TCGA sections 152, 153, 165, 172, 175, 242, 243 or 247 insofar as such claims affect or would affect the chargeable gain or allowable loss which would arise on a disposal by the Company of any of its assets.

(z) The Company has not made nor is it entitled to make any claim or election under either of TCGA section 24 (assets lost or destroyed) or TCGA section 161(3) (appropriations to or from stock). The
             Company has not, since the Balance Sheet Date, appropriated any asset forming part of its trading stock for any other purpose.

(aa) The Company has not since the Balance Sheet Date been a party to any depreciatory transactions for the purpose of TCGA section 176 (transactions in a group) or so far as the Executive Directors are aware which could be treated as a depreciatory transaction under TCGA section 177 (dividend stripping).

(bb) The Company has not been a party to any value shifting arrangements under any of TCGA sections 29, 30 or 34 (value shifting).

(cc) The Company has not made nor is entitled to make any claim under TCGA section 280 (consideration due after time of disposal) to pay by instalments tax on chargeable gains.

(dd)         The  Company  has  not   disposed  of  or  acquired  any  asset  in
             circumstances falling within TCGA sections 17 or 19 and is not entitled to any capital loss to which TCGA Section 18(3) applies.

(ee) No reorganisation of the share capital of the Company within the provisions of TCGA sections 126 to 130 has taken place.

(ff) No capital gain chargeable to corporation tax will accrue to the Company on the disposal of any debt owed to the Company where the disposal proceeds equal the value of the debt in the March 1998 Accounts.

(gg) No allowable loss which might accrue on the disposal by the Company of any share in or security of any company is liable to be reduced by the application of TCGA section 176, Taxes Act 1988 sections 421 and 422.

(hh) The Company is a registered and taxable person for the purposes of the Value Added Taxes Act 1994 ("VATA 1994") and has complied with and observed in all significant respects the terms of all statutory provisions, directions, conditions, notices and agreements with H.M. Customs and Excise relating to value added tax. The Company has maintained and obtained accounts, records, invoices and other documents (as the case may be) appropriate or requisite for the purposes of value added tax which are complete, correct and up-to-date in all significant respects.

(ii)         The Company:-


             (i) is not, nor in the two years prior to the date of this Agreement has been, in arrears with any payments or returns or notifications under any statutory provisions, directions, conditions or notices relating  to  value  added  tax,  or so  far  as  the
                           Executive Directors are aware liable to any forfeiture or penalty or interest or surcharge or to the operation of any penalty, interest or surcharge provision;

             (ii) has not been required by H M Customs and Excise to give security;

             (iii)         is not,  and has not  agreed  to  become,  an  agent,
                           manager  or  factor  for the  purposes  of VATA  1994
                           section 47 (agents etc) of any person who is not resident in the United Kingdom;

             (iv)          has  not  since  the  end  of  the  last   prescribed
                           accounting period made, and to the best of the knowledge information and belief of the Executive Directors will not make prior to Closing, any supplies that are exempt supplies; and

             (v)           has not received a notice under VATA 1994 paragraph 2
                           Schedule 6 (valuation - special cases) directing that the value of goods supplied by the Company be taken to be their open market value.


(aa) The Company has not since the Balance Sheet Date been, and will not prior to Closing be, treated as having made any supply of goods or services for the purposes of value added tax where no supply has in fact been made by the Company.

(kk) The Company does not use any schemes made under any of the following regulations: Value Added Tax (Supplies by Retailers) Regulations 1972 (special schemes for retailers); Value Added Tax (Cash Accounting) Regulations 1987 (cash accounting scheme); or Value Added Tax (Annual Accounting) Regulations 1988 (annual accounting scheme).

(ll) The Company has never received a surcharge liability notice under VATA 1994 section 59 (default surcharge) or a penalty liability notice under VATA 1994 section 64 (persistent misdeclarations).

(mm) There is set out in Schedule 3.21 with express reference to this warranty a true, accurate and complete list of all land, buildings and civil engineering works in which the Company has an interest, stating in respect of each, and each part of each, such land, building or work:-


                           whether an election to waive exemption under VATA 1994 paragraph 2(1) Schedule 10 has been made;

                           whether it is or was intended for use of a dwelling, for a relevant residential purpose or a relevant charitable purpose;

                           whether it is or was a freehold building or freehold civil engineering work that was completed for value added tax purposes less than three years prior to the date of this Agreement, and if so, when;

                           whether it is or was a building or work subject to a developmental tenancy, development lease or developmental licence as defined in Note 1 to Item 1 of Schedule 9 to VATA 1994; and

                           whether it is a freehold building or freehold civil engineering work that has not been completed for value added tax purposes.


(nn) The Company is not required to pay amounts on account of value added tax under any order made under VATA 1994 section 28 (payments on account).

(oo) The Company is a close company within the terms of section 414 Taxes Act 1988.

(pp) The Company has no liability to Taxation under the provisions of Taxes Act 1988 sections 418 to 422 (close companies).

(qq) The Company has never made any transfer of the kind described in TCGA 1992 section 125 (transfers of assets at undervalue).

(rr) All National Insurance Contributions and sums payable by the Company to the Inland Revenue under the PAYE system up to the date hereof have been paid and to the best of the knowledge information and belief of the Executive Directors the Company has made all such deductions and retentions as should have been made under section 203 Taxes Act 1988 and all regulations made thereunder.

(ss) The Company has received no notifications or notices under Taxes Act 1988 section 166 (benefits in kind: notices of nil liability).

(tt) The Company does not operate any scheme approved under Taxes Act 1988 section 202 (charities: payroll deduction scheme) or registered under Taxes Act 1988 Part V, Chapter III (profit-related pay).

(uu) No officer or employee of the Company is a beneficiary or potential beneficiary of a qualifying employee share ownership trust as defined in FA 1989 Schedule 5 (employee share ownership trusts).The Company implemented a share scheme which was approved under the Taxes Act 1988 Schedule 9 on June 5, 1997 and at all times since approval, all conditions have been fulfilled, such that approval could not be withdrawn. The options granted under this scheme have been notified to the Buyer and these have been validly granted under the terms of the scheme.

(vv) Since the Balance Sheet Date the Company has not received any payment to which Taxes Act 1988 sections 601 to 603 applies (pension scheme surpluses: payments to employers).

(ww) All sums payable under the existing arrangements for remunerating any person who is or has been an officer or employee of the Company or a dependant of any such person and for rewarding persons rendering services to the Company are deductible for the purposes of Taxes Act 1988 section 74 or 75 (deductions).

(xx) So far as the Executive Directors are aware there is no instrument which is necessary to establish the Company's title to any right or asset which is liable to stamp duty in the U.K. or elsewhere but which has not been duly stamped or which would attract stamp duty if brought within the relevant jurisdiction.

(yy) To the best of the knowledge information and belief of the Executive Directors the Company has duly paid all stamp duty and stamp duty reserve tax to which it is, has been or may be made liable and there is no liability to any penalty in respect of such duty or tax.

(zz) The Company is and always has been resident only in the UK for taxation purposes. The Company is not liable to Taxation in any jurisdiction other than the UK. The Company has never carried on any trade, business or other activities outside the UK other than the export of its goods and/or services in the ordinary and normal course of its business or other than through the Subsidiary.

(aaa) The Company has not issued any shares on the basis that such issue entitles or is intended to entitle the subscribers to relief under Taxes Act 1988 Section 289.

(bbb) The Company has not issued any share capital to which the provisions of Taxes Act 1988 Section 249 or TCGA Section 141(1) could apply nor does the Company own any such share capital.


(ccc) Within the period of three years ending with the date hereof and within the context of section 768 of the Taxes Act 1988 there has been no major change in the nature or conduct of any trade or business carried on by the Company nor has the scale of the activities in any trade or business carried on by the Company at any time become small or negligible for the purposes of that section.

3.22     Compliance with Laws; Permits, Etc


(a) The Company is in compliance with, and no default or violation or breach exists under, any and all laws applicable to it (including directives, rules, regulations, codes, guidance notes, injunctions, interdicts, judgements, orders, decrees and rulings thereunder) including but without limitation those of the European Community (collectively, "Laws and Requirements of Laws") (except where the failure to be in such compliance will not (i) have significant adverse effect on the Company, (ii) prevent the continued operation of the Business as operated by the Company following the Closing Date in the manner heretofore conducted and with no less scope and extent without the incurrence of any additional significant expense by the Company, or (iii) subject the Company to any penalty or enforcement or equivalent action as a result thereof). Since March 31, 1995, no investigation has been conducted by any governmental authority which has resulted in assessment of any monetary penalty or sum levied or imposed on the Company in excess of $1,000. The Company has (but excluding for the purposes of this Section 3.22
             (a) any of the following relating to Taxation) duly filed all reports and returns required by law to be filed by it with governmental authorities; and obtained all governmental or regulatory permits, certificates, licenses, approvals, registrations and authorizations ("Permits") which are required by law by it in connection with and related to its business and operations (except where the failure to have made such filing or have such Permit will not (i) have a significant adverse effect on the Company, (ii) prevent the continued operation of the Business following the Closing Date in the manner heretofore conducted and with no less scope and extent without the incurrence of any significant additional expense by the Company, or (iii) subject the Company or the Buyer to any penalty or enforcement or equivalent action as a result thereof). The Company is in compliance with such Permits in all material respects, all of which are in full force and effect, and to the best of the knowledge, information and belief of the Executive Directors no proceedings for the suspension or cancellation of any of them is pending or threatened. Schedule
             3.22 contains a complete list or description of all such Permits, including the expiration dates thereof, and any Permits that are not transferable or which would cease to be in full force and effect as a result of the transactions herein contemplated are so designated on such Schedule. The Company has made timely application for renewals of all such Permits.

(b) Since March 31 1995 the Company has not made any illegal payment to officers or employees of any governmental or regulatory body or its own officers or employees, or made any illegal payment to customers for the sharing of fees or to customers or suppliers for rebate or discount of charges or made any such payment to customers or suppliers outside the ordinary and normal course of business, or engaged in any other reciprocal practices which are illegal, or made any illegal payment or given any other illegal consideration to purchasing agents or other representatives of customers in respect of sales made or to be made by the Company.

3.23     Conflicts

         None of the Executive Directors nor any affiliate of any of the foregoing (a) has any direct or indirect interest in (i) any entity that does any business with, or directly competes with, the Company or
         (ii)  the  Business  as  operated  by  the  Company,  or  (b)  has  any contractual relationship with the Company other than being a shareholder of the Company or other than such relationship as relates to being an employee of the Company or officer or director of the Company or affiliate thereof or other than being the holder of options to subscribe for shares in the share capital of the Company.

3.24     Suppliers and Customers

         Schedule  3.24  sets  forth  the  twenty  (20)  largest   suppliers  by
         expenditure of the Company (the "Major Suppliers") and fifteen (15) largest customers by turnover to the Company (the "Major Customers") of the Company for the nine (9) months ended March 31, 1998. No such supplier or customer has cancelled or otherwise modified or so far as the Executive Directors are aware intends to cancel or otherwise modify its agreement with the Company or decrease or limit its services, supplies or materials to the Company or its usage or purchase of the services or products of the Company and to the best of the knowledge, information and belief of the Executive Directors (but having made no enquiry of any such customer or supplier) the change of control of the Company resulting from the acquisition of the Shares by the Buyer will not entitle any such supplier or customer to terminate any such agreement with the Company.

3.25     Labour Matters


(a) No employee of the Company is covered by nor is the Company party to a collective bargaining agreement or recognition agreement.

(b) Since March 31 1995 there has been, no strike, lockout, picketing, work stoppages or other labour troubles or industrial disputes with respect to the Company and, to the best of the knowledge information and belief of the Executive Directors, no such strikes, picketing, lockouts, work stoppages or labour troubles or industrial disputes are threatened or currently pending.

(c) There does not currently exist, and to the best of the knowledge, information and belief of the Executive Directors there is not currently threatened, any grievance proceeding, or complaint by or on behalf of an employee.

(d) The Company is in compliance in all significant respects with all provisions of all applicable laws, regulations, policies, procedures and contractual obligations relating to employment, employment practices, wages, hours, discrimination, safety and health of employees, workers compensation, withholding of wages, and terms and conditions of employment. All personnel manuals, handbooks, policy and procedure manuals applicable to the employees of the Company have been made available to the Buyer.

(e) Set forth in Schedule 3.25 is a list of all persons whose employment was terminated by the Company in the last three years.

(f) The Company is not liable for any severance pay or other payments to any employee or former employee due to the termination of employment and will not have any liability under any benefit or severance plan, policy, practice, program or agreement, as a result of the transactions contemplated hereunder.

3.26     Bank Accounts

         Schedule 3.26 sets forth the names and locations of all banks, depositories and other financial institutions in which the Company has an account, including any brokerage account, or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto.

3.27     Creditors

         Schedule 3.27 sets forth a true and correct and complete list of all trade creditors of the Company as of June 30, 1998 in excess of $10,000 to any one payee.

3.28     Officers, Directors and Key Employees

         Schedule 3.28 sets forth (i) the name, title and total annual compensation or remuneration of each officer and director of the Company and (ii) the name, title and total annual compensation or remuneration of each other employee or consultant of the Company whose current annual rate of compensation or remuneration (including bonuses and commissions) exceeds $ 50,000 and (iii) all wage or salary increases or bonuses or commissions received by such persons since March 31, 1997, and any commitment or agreement by the Company to pay such increases or bonuses or commissions. Included in Schedule 3.28 is a copy of any written employment, consultancy , commission, severance or similar arrangement with any such person and of terms and conditions of employment, which documents set forth the entire understanding of the Company, on the one hand, and such person, on the other hand, with respect to the employment, engagement and/or severance of such person. None of such persons has indicated to the Company or to any of its officers or directors any intention on the part of such person to terminate such person's relationship with the Company. No negotiations for any increase in the remuneration or benefits of any officer or employee of the Company are in process. No employee of the Company is currently on maternity leave or authorized medical leave. No past employee of the Company has a right to return to work or has or may have a right to be reinstated or re-engaged.


Insolvency

(a) No order has been made, petition presented or meeting convened for the purpose of considering a resolution for the winding up of the Company;

(b) No petition has been presented for an administration order to be made in relation to the Company;

(c) No receiver has been appointed in respect of the whole or in part of any of the property, assets and/or undertaking of the Company;

(d) No composition in satisfaction of the debt of the Company or scheme of arrangement of its affairs or compromise or arrangement between it and its creditors and/or members of any class of its creditors and/or members has been proposed, sanctioned or approved.

(e)             The Company is not unable to pay its debts within the meaning of
                Section 123 of the Insolvency Act 1986 of the UK.

3.30     Grants

         The Company has not done or agreed to do anything as a result of which either:-

(a) any investment or other grant paid to the Company is or may be liable to be refunded or repaid in whole or in part; or

(b) any such investment or other grant for which application has been made by the Company may not be paid or may be reduced.


3.31            Computer System


                (a) Details of all hardware leases and software licences granted to the Company in relation to the computer software and equipment used or operated by the Company in its business (the "Computer System") and all escrow agreements, maintenance agreements and facilities management services agreements in respect of the same and any computer bureaux and disaster recovery agreement to which the Company is a party are set out in Schedule 3.31.

                (b) Subject to the terms of all applicable agreements the Company has full use of its Computer System and is legally entitled to use the same.

                (c) The change of control of the Company contemplated by this Agreement will not affect the continued right of the Company to have full use of its Computer System as envisaged in Section 3.31 (b).

                (d) The continued right of the Company to have full use of its Computer System as envisaged in
                               Section 3.31 (b) is not subject to the grant of any additional rights to third parties permitting them to access and/or use its Computer System on a sole or shared basis.

3.32     Subsidiaries; etc

         The Subsidiary is a corporation duly organised, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and lawful authority to own, lease and operate its assets, properties and business and to carry on its business as now being and as heretofore conducted. The Subsidiary is duly qualified or otherwise authorized as a foreign corporation to transact business and is in good standing in each jurisdiction set forth next to its name on
         Schedule 3.32, which is the only jurisdiction in which such qualification or authorization is required. Except as set forth on
         Schedule 3.32, the Subsidiary does not file any franchise, income or other tax returns in any other jurisdiction based upon the ownership or use of property therein or the derivation of income therefrom. There is no outstanding right, subscription, warrant, call, pre-emptive right, option or other agreement of any kind to purchase or otherwise to receive from the Subsidiary any shares of the capital stock or any other security of, or any proprietary interest in, the Subsidiary, and there is no outstanding security of any kind convertible into such capital stock or proprietary interest. The Subsidiary does not directly or indirectly own any investment in any of the capital stock or share capital of, or any other proprietary interest in, any other person.

3.33     Consents and Approvals; No Violation

         The execution and performance by the Sellers of this Agreement and the consummation by the Sellers of the transactions contemplated hereby do not and will not: (a) conflict with or breach any provision of the Certificate or Articles of Incorporation or By-laws, or other governing documents of the Subsidiary; (b) require the Subsidiary to make any filing or registration with, or obtain any other permit, authorization, consent or approval of, any governmental or regulatory authority; (c) conflict with, violate or breach any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in a modification of, any of the terms, covenants, undertakings, conditions or provisions of, or give rise to a right to terminate or accelerate or increase the amount of payment due under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, sublease, contract, agreement, or other instrument, commitment or obligation to which the Subsidiary is a party, or by which it or any of its respective properties or assets may be bound, including without limitation any fee mortgages creating a Lien on the Real Property (as hereinafter defined) or any part thereof;
         (d) result in the creation of any Lien on any of the properties or assets of the Subsidiary; (e) violate any order, writ, injunction, interdict, decree, judgement, or ruling of any court or governmental authority, applicable to the Subsidiary or the assets of the
         Subsidiary; or (f) violate any statute, law, rule or regulations applicable to the Subsidiary or to the securities, properties, assets or business of the Subsidiary.

3.34     Subsidiary Material Contracts


(a) The Subsidiary has not entered into and is not bound by any Subsidiary Material Contracts (as defined below).

(b) "Subsidiary Material Contracts" (if any) means any Contract (as defined below) (i) that provides for aggregate future payments by the Subsidiary of more than $10,000; (ii) that was entered into other than in the ordinary and usual course of business; (iii) that has an unexpired term exceeding one year and may not be terminated in accordance with its terms upon less than 90 days notice without any obligation, liability, penalty or premium (other than a nominal cancellation fee or charge); (iv) that was entered into with any Seller, any officer, director or any employee of the Subsidiary or any member of a Seller's family or any affiliate of the foregoing; (v) that constitutes a collective bargaining recognition or other labour agreement; (vi) that constitutes or contains a guarantee or indemnity by or otherwise imposes upon the Subsidiary liability for the obligations or liabilities of another; (viii) that involves an agreement with any bank, finance company or similar organization for the sale of any products of the Subsidiary on credit or the provision of services on credit; (ix) that involves the sale by or to the Subsidiary of products or services on consignment; (x) that is or contains a power of attorney; (xi) that contains any provision or term for renegotiation or redetermination of price; (xii) that restricts the Subsidiary from carrying on its business as presently conducted anywhere in the world or which otherwise restricts the ability of the Subsidiary or any affiliate thereof to engage in any other business anywhere in the world; (xiii) that contains any warranty terms or undertakings in addition to the warranties or undertakings normally and usually given by the Subsidiary in connection with the sale of its products or the provision of its services; (xiv) pursuant to which the Subsidiary may hold any interest which has a value in excess of $2,500 owned or claimed by the Subsidiary in or to any Subsidiary Tangible Property (as defined in Section 3.37); (xv) that provides for maintenance or management of any Real Property (as defined in Section 3.38); or
              (xvi) that is a contract for hire or rent, hire purchase or purchase by way of credit sale or periodical payment. There are no Subsidiary Material Contracts which are not in writing.

(c) The term "Contract" means and includes any oral or written contract, agreement, commitment, mortgage, debt instrument, security agreement, license, guarantee, lease, sublease, charter, franchise, power of attorney, agency and other agreement or arrangement constituting a binding obligation of the Subsidiary whether or not in writing.

(d) The Contracts (other than Subsidiary Material Contracts (if any)) to which the Subsidiary is a party do not involve the payment by the Subsidiary of more than $20,000 per year in the aggregate or $10,000 per year in any individual case and are not otherwise significant, individually or in the aggregate to the Subsidiary or the Business as operated by the Subsidiary.

(e) There is not, and there has not been claimed or to the best of the knowledge, information and belief of the Executive Directors (but having made no enquiry of the other parties to any Subsidiary Material Contract) alleged by any person, with respect to any Subsidiary Material Contract, any existing significant default, or event of default, or event that with notice or lapse of time or both would constitute a significant default or event of default on the part of the Subsidiary or, so far as the Executive Directors are aware but without having made any enquiry, on the part of the other party or parties thereto. Subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganisation or similar laws affecting creditors rights generally the Subsidiary Material Contracts are in full force and effect and constitute the legal, valid and binding obligations of the Subsidiary and, so far as the Executive Directors are aware the other parties thereto. No other party to a Subsidiary Material Contract has asserted the right, and so far as the Executive Directors are aware no basis exists for the assertion of any right, to renegotiate the terms or conditions of any Subsidiary Material Contract.

3.35     [Intentionally blank].

3.36     Absence of Undisclosed Liabilities

         The Subsidiary does not have any material liabilities which would be required to be disclosed in its financial statements in accordance with generally accepted accounting principles other than those that (i) are set forth or adequately reserved against in the Subsidiary March 1998
         Accounts; or (ii) were incurred since the Balance Sheet Date in the ordinary and usual course of business.

3.37     Tangible Property

         The plant, machinery, equipment, hardware, software, furniture, leasehold improvements, fixtures, vehicles, structures, any related capital items and other tangible property of the Subsidiary used in the Business as operated by the Subsidiary (the "Subsidiary Tangible Property") is in good operating condition and repair for its intended purpose, ordinary wear and tear excepted to the best of the knowledge, information and belief of the Executive Directors, and the Subsidiary has not received intimation that it is in violation of any existing law or any building, zoning, health, safety or other ordinance, code or regulation applicable to the Subsidiary and by which it is bound.

3.38     Real Property


(i) The Subsidiary does not own any real property. Schedule 3.38 contains a true, correct and complete list and summary of all the
              (i) leases, subleases, licenses, occupancy rights, interests in and other agreements, and all amendments or modifications thereto or assignments thereof (collectively, "Real Property Documents") in relation to any real property (the land, buildings and other improvements covered by the Real Property Documents being herein called the "Real Property") which the Subsidiary holds, uses or occupies or has the right to use or occupy, now or in the future. There is no real property of any kind whatsoever used by the Subsidiary except for the Real Property. The Sellers have heretofore delivered to the Buyer true, correct and complete copies of all Real Property Documents. Each Real Property Document is valid and in full force and effect, all rent and other sums and charges payable by the Subsidiary thereunder are current, no notice of default, alleged breach or termination under any Real Property Document is outstanding, and, to the best of the knowledge, information and belief of the Executive Directors , no termination event or condition or uncured default or breach on the part of the Subsidiary or any other person exists under or in relation to any Real Property Document, and no event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default or breach or termination event or condition. None of the Sellers has any ownership, economic or similar interest in any of the Real Property or any lease of real property relating to the Subsidiary other than as set forth on Schedule 3.38.

(ii) All certificates, permits, licenses, approvals, consents, authorizations and others (collectively, the "Real Property Permits") (i) of all governmental and other authorities and agencies having jurisdiction over the Real Property, and (ii) from all insurance companies ("Insurance Organizations") and (iii) in the case of leasehold property under the terms of the relevant lease or tenancy agreement, required to have been issued to the Subsidiary or the owner of the Real Property or otherwise to enable the Real Property to be lawfully occupied and used for all of the purposes for which it is currently occupied, have been lawfully issued and are in full force and effect. Neither any Seller nor to the best of the knowledge, information and belief of the Executive Directors, the Subsidiary, has received or been informed by a third party of the receipt by it of any notice from any governmental, local and other authority having jurisdiction over the Real Property or from any Insurance Organization threatening a suspension, revocation, modification or cancellation of any Real Property Permit or of any policy of insurance currently owned or held by the Subsidiary or in which the Subsidiary, and/or any Seller have an interest (collectively, "Insurance Policies") and, so far as the Executive Directors are aware, there is no basis for the issuance of any such notice or the taking of any such action. The Subsidiary has not done or omitted to do anything whereby the Insurance Policies or any of them have or may become void or voidable and all requisite insurances are in force and all current premiums are fully paid. Except as set forth on Schedule 3.38, no action by the Subsidiary or any Seller is required in order that all Real Property Permits and Insurance Policies will remain in full force and effect following legal completion of the transaction provided for herein.

(iii) The Real Property is in compliance in all significant respects with all applicable building, zoning, subdivision, environmental and other land use and similar laws and codes (collectively, "Real Property Laws"), and neither the Subsidiary nor any Seller has received or is aware of any notice of violation or breach or claimed violation or breach of any Real Property Law. The Real
              Property and its continued use, occupancy and operation as currently used, occupied and operated does not constitute a nonconforming or unlawful use under any Real Property Law and the continued existence, use, occupancy and operation of each improvement, and the right and ability to repair and/or replace such improvement in the event of casualty, is not dependent on any special permit, exception, approval or variance. So far as the Executive Directors are aware there is not any pending or anticipated change in any Real Property Law which would have a material adverse effect upon the ownership, alteration, use, occupancy or operation of the Real Property or any portion thereof. Neither the Subsidiary nor any Seller has received notice of any dispute currently existing with any local governmental or quasi-governmental authority having jurisdiction over the Real Property with respect to any Real Property Law or the application thereof to the Real Property.

(iv) Since March 31, 1998, no portion of the Real Property has suffered any damage by fire or other cause, which has not been completely repaired and restored to no less than its former condition prior to such damage.

3.39     Intangible Property

         There are no trademarks, trade names, trade dress rights, service names, service marks, copyrights, design rights, logos, advertising slogans, patents, franchises or permits or similar intangible or intellectual property rights, or applications therefor, including registrations and applications for registration thereof (collectively, the "Subsidiary Rights") owned by the Subsidiary or used in the
         Business as operated by the Subsidiary or license agreements with respect to any Subsidiary Rights as to which the Subsidiary is licensor or licensee ("Subsidiary Licenses"). The Subsidiary has not been sued or to the best of the knowledge, information and belief of the Executive Directors been threatened with suit, or action for infringement, violation or breach of any Subsidiary Rights. The Executive Directors are not aware of (i) the existence of any basis whereby any Subsidiary Right or Subsidiary License could be claimed, opposed or attacked by any other person or might cease to be valid and enforceable or (ii) any infringement, violation or breach of such Subsidiary Rights or Subsidiary Licenses or any of them by any other person.

3.40     Title to Assets

         Other than assets and properties disposed of, or subject to purchase or sales orders, in the ordinary and usual course of business since the Balance Sheet Date, the Subsidiary owns all of its assets and properties, including, without limitation, all of the assets and properties reflected on or in the Subsidiary March 1998 Accounts in each case free and clear of any Lien or other encumbrance whatsoever, except for Liens specifically and expressly set forth or disclosed in the Subsidiary March 1998 Accounts.

3.41     Complete Business; Assets

         The personal property, intangible assets and other rights owned or leased by or licensed to the Subsidiary, in the aggregate, represent all such assets as are necessary to conduct the Business in or from the US in the manner in which it has been conducted by the Subsidiary. No part of the Business in the US is conducted by or through any person or entity other than the Company and the Subsidiary.

3.42     Accounts and Notes Receivable.

         All accounts and notes receivable reflected on or in the Subsidiary March 1998 Accounts, and all accounts of the Subsidiary and notes receivable of the Subsidiary arising subsequent to the Balance Sheet Date, have arisen out of arms length transactions entered into in the ordinary and usual course of business of the Subsidiary. All items that were required by generally accepted accounting principles or financial reporting standards to be reflected as accounts and notes receivable of the Subsidiary on the Subsidiary March 1998 Accounts are so reflected. Such notes, accounts and other receivables are collectible in full in the aggregate to the extent not reserved for in the Subsidiary March, 1998 Accounts in each and every respect and are not subject to any set-off, counter claim, credit or return policy not specifically and expressly set out or disclosed in such accounts.

3.43     Absence of Certain Changes

         Since the Balance Sheet Date, the Subsidiary has not:


(a) amended its Certificate of Incorporation or By-laws or any similar governing documents or merged with or into or consolidated with any other person, subdivided, consolidated or in any way reclassified any shares of its capital stock or changed or agreed to change in any manner or in any way the rights of its outstanding capital stock or the character or scope of its business or the manner in which it is conducted;

(b) issued or sold or purchased, or issued options or rights to subscribe to, or entered into any contracts or commitments to issue or sell or purchase, any shares of its capital stock;

(c) entered into or amended any employment or service agreement or any terms and conditions of employment, entered into or amended any agreement with any labour union or association or organisation representing any employee, adopted, entered into, or amended any employee benefit plan or scheme;

(d)          incurred any  indebtedness  for borrowed money  whatsoever;

(e) declared or paid any dividends or declared or made any other distributions of any kind to its shareholders (other than dividends or distributions paid by the Subsidiary to the Company), or made any direct or indirect redemption, retirement, cancellation, purchase or other acquisition of any shares of its capital stock;

(f) collected its accounts receivable other than in the ordinary and usual course of business consistent with past practice or deferred payment of its accounts payable other than in the ordinary and usual course of business consistent with past practice, or changed its policies either with respect to the collection of accounts receivable or the payment of accounts payable;


(g) waived any right of value to its business, made any change in its accounting methods, practices, procedures or policies or made any change in depreciation or amortization policies or rates adopted by it or made any change in its tax elections;

(h) changed to a significant extent any of its business policies, including, without limitation, advertising, marketing, pricing, purchasing, distribution, personnel, sales, returns, its budget or product acquisition policies, or the type, nature or composition of its products or services;

(i) made any wage or salary, bonus or commission increase, or increase in any other direct or indirect compensation or benefit, for or to any of its officers, directors, employees, consultants, agents or other authorized representatives, or made any accrual for or commitment or agreement to make or pay the same;

(j) made any loan or advance in excess of $5,000 to any of its shareholders, officers, directors, employees, consultants, agents or other authorised representatives (other than travel advances made in the ordinary and usual course of business), or made any other loan or advance other than in the ordinary and usual course of business;

(k) made any payment or commitment to pay any severance or termination pay or terminal payment to any of its officers, directors, employees, consultants, agents or other authorised representatives;

(l) except in the ordinary and usual course of business: (i) entered into any lease (as lessor or lessee) or sublease (as sublessor or sublessee); (ii) sold, abandoned or made any other disposition or disposal of any of its assets or properties with a value in the aggregate in excess of $7,500 or any interest therein; or (iii) granted or suffered any Lien on any of its assets or properties;

(m) except in the ordinary and usual course of business incurred or assumed any debt, obligation or liability known or which ought to be known (whether absolute or contingent and whether or not currently due and payable);


(n) suffered or experienced any damage, destruction or loss adversely affecting the assets, properties, business, operations, condition (financial or otherwise) of the Subsidiary, taken as a whole, whether or not covered by insurance;

(o) made any significant change in the type, nature, composition or quality of its products or services, or made any change in product or service specifications or prices or terms of distribution of such products or services;

(p) terminated or failed to renew, or received any written threat or notice to terminate or fail to renew, any Subsidiary Material Contract or other agreement that is significant to the assets, properties, business, operations, condition (financial or otherwise) of the Subsidiary;

(q) entered into any agreement, arrangement or understanding, whether in writing or otherwise, to take any action described in this
             Section 3.43.

3.44     Litigation

         Except with respect to Taxes and Tax Returns (as defined in and covered by Section 3.49), there are no private or governmental law suits, proceedings, claims, investigations, inquiries or actions or administrative or arbitration proceedings (collectively, "Proceedings") by or against the Subsidiary in process or, to the best of the knowledge, information and belief of the Executive Directors having made reasonable enquiry only of their professional advisers and employees, pending or threatened against the Subsidiary, or the transactions contem-plated by this Agreement, nor are there any judgements, decrees or orders either naming the Subsidiary or enjoining the Subsidiary, as party.

3.45     Insurance

         Schedule 3.45 sets forth a list and brief description (specifying the insurer and the policy number or covering note number with respect to binders, describing each pending claim thereunder of more than $10,000, setting forth the aggregate amounts paid out under each such policy through the date hereof and the aggregate limit, if any, of the insurer's liability thereunder) of all policies or binders of fire, liability, product liability, workmen's compensation, employer's liability, business interruption, personal accident, vehicular and other insurance held by or on behalf of the Subsidiary. Such policies and binders are in full force and effect. The Subsidiary is not in default with respect to any provision contained in any such policy or binder and has not failed to give any notice or present any claim under any such policy or binder in due and timely fashion. There are no outstanding unpaid claims under any such policy or binder. To the best of the knowledge, information and belief of the Executive Directors the Subsidiary has received no notice of cancellation or non-renewal of any such policy or binder. There has been and is no significant inaccuracy in any application for any such policies or to the best of the knowledge, information and belief of the Executive Directors any similar state of facts which constitutes the basis for termination, cancellation, non-renewal or avoidance of any such insurance.

3.56     Employee Benefit Plans


(i) Schedule 3.46 sets forth each employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), presently maintained by, or contributed to by the Subsidiary or by any Seller for the benefit of employees of the Subsidiary (the "Benefit Plans"). For purposes of this
             Section 3.46, the term "Subsidiary" includes any entity which is or at any relevant time was a member of a "controlled group of corporations" (within the meaning of Section 414(b) of the Internal Revenue Code of 1986, as amended (the "Code")) with the Subsidiary or under "common control" (within the meaning of Section 414(c) of the Code) with the Subsidiary.

(ii) The Subsidiary and each of the Benefit Plans are in compliance with the applicable provisions of ERISA, and those provisions of the Code applicable to the Benefit Plans.

(iii) All premium payments or other contributions to, and payments from, the Benefit Plans which may have been required to be made in accordance with the Benefit Plans have been timely made. All such premiums or other contributions to the Benefit Plans, and all payments under the Benefit Plans, except those to be made by an insurer, for any period ending through March 31, 1998, that are not yet, but will be, required to be made are properly accrued and reflected on the Subsidiary March 31, 1998 Accounts or are set forth in Schedule 3.46.

(iv) Each of the Benefit Plans intended to qualify under section 401(a) of the Code does so qualify and the Subsidiary has received favorable determinations from the Internal Revenue Service to that effect. All reports, returns and similar documents with respect to the Benefit Plans required to be filed with any government agency or distributed to any Benefit Plan participant have been duly and timely filed or distributed.

(v) The Subsidiary has complied with the notice and continuation coverage requirements of section 4980B of the Code ("COBRA") and the regulations thereunder with respect to each Benefit Plan that is, or was during any taxable year of the Subsidiary for which the statute of limitations on the assessment of federal income taxes remains open, by consent or otherwise, a group health plan within the meaning of section 4980B(g) of the Code.

(vi) At no time has (i) the Subsidiary or (ii) any other employer that is, or, at any relevant time, was, together with the Subsidiary, treated as a "single employer" under sections 414(b), 414(c) or 414(m) of the Code, incurred any liability which could subject the Buyer or the Subsidiary to any liability under sections 4062, 4063 or 4064 of ERISA.

(vii) At no time has the Subsidiary or any affiliate thereof contributed, or been required to contribute to, (i) a multi-employer pension plan within the meaning of section 3(37) of ERISA or (ii) a defined benefit plan within the meaning of section 3(35) of ERISA.

(viii) The Subsidiary has not incurred nor is reasonably likely to incur any liability with respect to any plan or arrangement that would be included within the definition of "Benefit Plan" hereunder but for the fact that such plan or arrangement was terminated before the date of this Agreement.

(ix) The Subsidiary does not maintain and never has maintained or contributed, nor been required to contribute to any Benefit Plan providing medical, health or life insurance or other welfare benefits for retired or terminated employees, their spouses or their dependants (regardless of whether retirement has occurred or will occur in the future).

3.47     Environmental Matters


(a) The operations of the Subsidiary as heretofore conducted do not violate in any significant respect any Environmental Laws (as defined hereinafter). The Subsidiary has complied in all significant respects with all Environmental Laws and the Subsidiary has no significant liability under any Environmental Law. "Environmental Laws" means any and all applicable local, national, state or federal Permits and Laws and Requirements of Laws (as defined in Section 3.50) relating to environmental protection, pollution control or environmental contamination, or the Management (as defined in Section 3.47) of Hazardous Substances (as defined in
             Section 3.47) or Subsidiary Permits (as defined in Section 3.50) and Laws and Requirements of Laws with regard to record keeping, notification and reporting requirements respecting Hazardous Substances, including, but not limited to, the Resource Conservation & Recovery Act, 42 U.S.C.ss.6901 et seq., as -- --- amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss.9601 et seq, as amended -- --- ("CERCLA"), the Federal Water Pollution Control Act, 33 U.S.C.ss.1251 et seq., as amended ("FWPCA"), the Safe Drinking Water Act, 21 U.S.C. -- --- ss.349, 42 U.S.C.ss.ss.201, 300f , as
             amended ("SDWA"), the Clean Air Act, 42 U.S.C.ss.7401 et seq., as amended ("CAA"), and the Toxic Substances -- --- Control Act, 15 U.S.C.ss.2601 et seq., as amended ("TSCA"), and -- --- analogous state laws.

(b) No notice, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and to the best of the knowledge, information and belief of the Executive Directors no investigation or review is in process pending or, so far as the Executive Directors are aware but without having made any enquiry, threatened, by any federal, state, local, national or foreign governmental or regulatory agency or authority: (i) with respect to any alleged violation or breach or illegal liability by the Subsidiary of any Environmental Law; or (ii) with respect to any alleged failure by the Subsidiary to have any Permit; or (iii) with respect to any use, possession, generation, treatment, storage, recycling, transportation or arrangement for transportation or disposal deposit or escape (collectively, "Management") of any substance or waste regulated under any Environmental Laws ("Hazardous Substances"), including, without limitation, hazardous substances, as defined by CERCLA, petroleum products, radioactive materials and asbestos, by or on behalf of the Subsidiary.

(c) The Subsidiary has not received any request for information, notice of claim, complaint, demand or notification that it is or may be responsible or potentially responsible or liable with respect to any threatened or actual Release (as hereinafter defined) of any Hazardous Substance. No Haz ardous Substance with respect to which the Subsidiary exercised or was responsible for Management has come to be located at any site which is listed (or, to the knowledge of the Executive Directors, is proposed for listing) under CERCLA, on the Comprehensive Environmental Response Compensation and Liability Information System ("CERCLIS") or on any similar state or national list, or which is the subject of federal, state, national or local enforcement or similar actions or other investigations. No oral or written notification of a Release or threat of Release of a Hazardous Substance has been filed by or on behalf of the Subsidiary or in relation to any real property now or previously owned, operated or leased by the Subsidiary. No such real property is listed (or to the knowledge of the Executive Directors, is proposed for listing) on the National Priority List promulgated pursuant to CERCLA, on CERCLIS or on any similar state list of sites.

(d) The Subsidiary has not Managed any Hazardous Substances on any property now or previously owned, operated or leased by the Subsidiary in a manner which is in violation of any Environmental Law, or will give rise to any liability or obligation under any Environmental Law against or of the Subsidiary.

(e) No polychlorinated biphenyls ("PCBs") or asbestos-containing materials are or have been present at any property now owned, operated or leased by the Subsidiary. With respect to any property previously owned, operated or leased by the Subsidiary, no PCBs or asbestos-containing materials were or had been present at any property at the time such property was disposed of by the Subsidiary.

(f) There are no underground storage tanks, active or abandoned, at any property now owned, operated or leased by the Subsidiary. With respect to any property previously owned, operated or leased by the Subsidiary, there were no underground storage tanks, active or abandoned, at such property at the time such property was disposed of by the Subsidiary.

(g) No Hazardous Substance has been released, spilled, leaked, discharged, disposed of, pumped, poured, emitted, emptied, injected, leached, dumped or allowed to escape ("Release") by the Subsidiary, anyone else who was an agent, employee or contractor of the Subsidiary or anyone for whose acts the Subsidiary may be liable, at, to, on, about, from or under any property now or previously owned, operated or leased by the Subsidiary which will result in any significant liability or obligation to or of the Subsidiary.

(h) There are no environmental liens or deed restrictions on any properties owned or leased by the Subsidiary and no actions by any federal, national, state, local or foreign governmental or regulatory agency or authority have been taken or are so far as the Executive Directors are aware pending, or threatened that could subject any of such properties to such liens, require the carrying out of any remedial work or any interruption of the Business as carried on by the Subsidiary.

(i) The Sellers have caused to be delivered to the Buyer true, correct and complete copies of all environmental studies, audits, tests, reviews or other analyses, and reports of all environmental inspections and investigations, conducted by, or at the request of or with the permission of the Subsidiary in relation to any property now or previously owned, operated, or leased by the Subsidiary.

(j) So far as the Executive Directors are aware there are no facts or circumstances concerning existing or previously owned, operated or leased properties or businesses of the Subsidiary that could lead to any future environmental claims, liabilities or responsibilities of or against the Subsidiary or the Buyer under any Environmental Law.

3.48     Deliveries of Documents; Corporate Records


(a) The minute books and stock books of the Subsidiary have been made available to the Buyer.

(b) The only directors of the Subsidiary are the persons whose names are listed in Schedule 3.48.

3.49     Tax Matters

         Except as set forth on Schedule 3.49


(a) The Subsidiary has duly and timely filed all foreign, federal, state and local Tax Returns (as hereinafter defined) required to be filed by it on or before the date hereof with the appropriate governmental authority. All Tax Returns filed by the Subsidiary are true, correct and complete in all significant respects and the Subsidiary has duly and timely paid all Taxes (as hereinafter defined) required to be paid by it to the extent that the same have become due and payable on or before the date hereof and has adequately accrued on its books and records any such amounts for which liability exists on the date hereof but which are not due and payable on or before the date hereof. The Subsidiary has complied in all respects with all applicable laws, rules and regulations relating to the reporting, payment, collection and withholding of Taxes and has duly and timely collected or withheld and duly and timely paid over to the proper governmental authorities all Taxes required to be so collected or withheld and paid over.

(b) The Sellers have delivered to the Buyer copies of all federal, state, local and foreign Tax Returns of the Subsidiary for all periods ending in calendar years 1997 and 1996 together with copies of all notices, reports and correspondence from any Tax authority relating to any audit, investigation, claim or examination of any Tax Returns or any action or Proceeding relating thereto. Set forth on Schedule 3.49 is a list of all jurisdictions in which the Subsidiary has filed any Tax Return since 1993.

(c) The Subsidiary does not file and has not at any time filed, a consolidated Tax Return as a member of an "affiliated group" (within the meaning of section 1504(a) of the Code of which the Subsidiary is an includible corporation within the meaning of section 1504(b) of the Code) or as a member of a similar group under any provision of federal, state, local or foreign law. The Subsidiary does not have any liability for Taxes of any person under Treasury regulations section 1.1502-6 (or other similar provision of federal, state, local or foreign law), as a transferee or successor, by contract (including, but not limited to, any tax sharing or tax indemnity agreement) or otherwise.

(d) Schedule 3.49 sets forth for the Subsidiary all federal tax elections under the Code that are currently in effect.

(e) Since 1995, there has not been nor so far as the Executive Directors are aware will there be (i) any material change in the rates or basis of assessment of any Tax or (ii) any Tax deficiency proposed or threatened against the Subsidiary.

(f) No audit, investigation, litigation, examination, reassessment or other judicial or administrative proceeding notified to the Subsidiary is pending or so far as the Executive Directors are aware proposed or threatened with regard to any Tax Return of the Subsidiary or any Tax for which the Subsidiary is or may be liable. All Taxes asserted or proposed of which the Subsidiary has received notice and for which the Subsidiary is or may be liable as a result of any proceeding described in the preceding sentence have been paid or properly reflected in the Subsidiary March 1998 Accounts.

(g) No extension of time with respect to any date on which any Tax Return was or is to be filed by the Subsidiary is in force, and no waiver or agreement is in force for the extension of time for the assessment, payment or collection of any Tax of the Subsidiary or any Tax for which the Subsidiary is or may be liable.

(h) The Subsidiary is not a "United States real property holding corporation" within the meaning of section 897(c)(2) of the Code.

(i) There has not been applied for, granted, or agreed to any accounting method change for which the Subsidiary will be required to take into account any adjustment under section 481 of the Code or any similar provisions of the Code or the corresponding provision of federal, state, local or foreign law. The Subsidiary has not requested or received a ruling from any Tax authority. There is no power of attorney in effect relating to any Tax for which the Subsidiary may be liable.

(j) No deficiency for any Tax has been assessed with respect to the Subsidiary which has not been paid or otherwise satisfied in full. To the best of the knowledge, information and belief of the Executive Directors there are no Liens for Taxes upon the assets or properties of the Subsidiary.

(k) No election under section 341(f) of the Code has been made or shall be made prior to the Closing Date to treat the Subsidiary as a consenting corporation, as defined in section 341 of the Code.

(l) There is no closing agreement, within the meaning of section 7121 of the Code or any analogous provision of applicable state, local or foreign law relating to the Subsidiary.

(m) The Subsidiary is not a party to any agreement, plan, contract or arrangement that would result, separately or in the aggregate, in the payment of "any excess parachute payments" within the meaning of section 280G of the Code.

(n) No jurisdiction where the Subsidiary does not file a Tax Return has made a claim that the Subsidiary is required to file a Tax Return for such jurisdiction.
(o) The Subsidiary has not elected to be treated as a partnership or other pass through entity for purposes of foreign, federal, state or local law.

(p) For purposes of this Section, the term "Tax" or "Taxes" shall mean all taxes, levies, assessments, charges and fees, including, without limitation, income, gross receipts, excise, property, sales, use, ad valorem, transfer, profits, severance, stamp, occupation, property, capital, occupancy, recording, license, payroll, withholding, employment, unemployment, estimated, social security and franchise or other governmental tax, imposed by the United States, or any state, county, local or foreign government or subdivision or agency thereof on the Subsidiary and/or any of its assets or business activities or for which the Subsidiary is or may be liable; and such term shall include any interest, penalties, costs or other additions to tax imposed in connection therewith.

(q) For purposes of these Warranties, the term "Tax Return" shall mean any return (including any information return and amended return), declaration, report, claim for refund or credit, estimate or statement relating to or regarding Taxes, which is or was required to be filed under federal, foreign, state or local law or which was actually filed, whether on a consolidated, combined, unitary, separate or other basis.

3.50     Compliance with Laws; Permits, Etc


              The Subsidiary is in compliance with, and no significant default or violation or breach exists under, any and all laws applicable to it (including directives, rules, regulations, codes, guidance notes, injunctions, interdicts, judgements, orders, decrees and rulings thereunder) (collectively, "Laws and Requirements of Laws") (except where the failure to be in such compliance will not
              (i) have significant adverse effect on the Subsidiary, (ii) prevent the continued operation of the Business as operated by the Subsidiary following the Closing Date substantially in the manner heretofore conducted and with no less scope and extent without the incurrence of any additional significant expense by the
              Subsidiary, or (iii) subject the Subsidiary to any penalty or enforcement or equivalent action as a result thereof). Since March 31, 1995, no investigation has been conducted by any governmental authority which has resulted in assessment of any monetary penalty or sum levied or imposed on the Subsidiary in excess of $5,000. The Subsidiary has (but excluding for the purposes of this Section
              3.50 (a) any of the following relating to taxation) duly filed all reports and returns required by law to be filed by it with governmental authorities and obtained all governmental or regulatory permits, certificates, licenses, approvals, registrations and authorizations ("Subsidiary Permits") which are required by law by it in connection with and related to its business and operations (except where the failure to have made such filing or have such Permit will not (i) have a significant adverse effect on the Subsidiary, (ii) prevent the continued operation of the Business as operated by the Subsidiary following the Closing Date substantially in the manner heretofore conducted and with no less scope and extent without the incurrence of any significant additional expense by the Subsidiary, or (iii) subject the Subsidiary or the Buyer to any penalty or enforcement or equivalent action as a result thereof). The Subsidiary is in significant compliance with such Subsidiary Permits in all significant respects, all of which are in full force and effect, and to the best of the knowledge, information and belief of the Executive Directors no proceedings for the suspension or cancellation of any of them is pending or threatened. Schedule
              3.50 contains a complete list or description of all such Subsidiary Permits, including the expiration dates thereof, and any Subsidiary Permits that are not transferable or which would cease to be in full force and effect as a result of the transactions herein contemplated are so designated on such Schedule. The Subsidiary has made timely application for renewals of all such subsidiary Permits.

              Since March 31 1995 the Subsidiary has not made any illegal payment to officers or employees of any governmental or regulatory body or its own officers or employees, or made any illegal payment to customers for the sharing of fees or to customers or suppliers for rebating or rebate or discount of charges, or made any such payment to customers or suppliers outside the ordinary and normal course of business or engaged in any other principal practices which are illegal or made any illegal payment or given any other illegal consideration to purchasing agents or other representatives of customers in respect of sales made or to be made by the Subsidiary.

3.51     Conflicts

         None of the Executive Directors nor any affiliate of any of the foregoing (a) has any direct or indirect interest in (i) any entity that does any business with, or directly competes with, the Subsidiary or (ii) the Business as operated by the Subsidiary, or(b) has any contractual relationship with the Subsidiary other than such relationship as relates to being an employee of the Subsidiary or officer or director of the Company or Subsidiary or affiliate thereof.

3.52     Suppliers and Customers

         Schedule 3.52 sets forth the nine (9) largest suppliers by expenditure of the Subsidiary (the "Major Subsidiary Suppliers") and ten (10) largest customers by turnover of the Subsidiary (the "Major Subsidiary Customers") of the Subsidiary for the year ended March 31, 1998, and each other supplier or customer of significance meaning a purchaser of in excess of $25,000 of goods or services or a provider of in excess of $25,000 of goods or services to the business of the Subsidiary. No such supplier or customer has cancelled or otherwise modified or so far as the Executive Directors are aware intends to cancel or otherwise modify its agreement with the Subsidiary or decrease or limit its services, supplies or materials to the Subsidiary or its usage or purchase of the services or products of the Subsidiary.

3.53     Labour Matters


(a) No employee of the Subsidiary is covered by a collective bargaining agreement or recognition agreement and no collective bargaining or recognition agreement binding on the Subsidiary restricts the Subsidiary in any way whatsoever.

(b) There is not currently pending, and since March 31, 1995 there has not been, any strike, lockout, picketing, work stoppages or other labour troubles or industrial disputes with respect to the Subsidiary and, so far as the Executive Directors are aware, no such strikes, picketing, lockouts, slow downs, work stoppages or labour troubles or industrial disputes are threatened.

(c) There does not currently exist, and so far as the Executive Directors are aware there is not currently threatened, any grievance, arbitration proceeding, charge or complaint filed on behalf of an employee or labour organization, before the National Labour Relations Board, the Equal Employment Opportunity Commission, state and local civil rights agencies, federal or state departments of labour, the various occupational health and safety agencies or any judicial or other legal or arbitration forum with respect to the Subsidiary.

(d) No representation question exists or has been raised with respect to employees of the Subsidiary within the last three years. There are no campaigns being conducted to solicit cards or authorization from employees of the Subsidiary to be represented by any labour organization. In addition, the Subsidiary has not performed any act which might be construed as recognition of any labour organization.

(e) The Subsidiary is currently in compliance in all significant respects with all applicable laws, regulations, policies, procedures and contractual obligations relating to employment, employment practices, wages, hours, discrimination, safety and health of employees, workers compensation, unemployment insurance, withholding of wages, and terms and conditions of employment.

(f) The Subsidiary has not closed any plant or facility, effectuated any mass layoff of employees as defined under the Workers Adjustment and Retraining Notification Act (or other similar state law), or implemented any early retirement or separation program within the past three years nor has the Subsidiary planned or announced any such action. Set forth in Schedule 3.53 is a list of all persons whose employment was terminated by the Subsidiary in the last three years.

(g) The Subsidiary is not liable for any severance pay or other payments to any employee or former employee due to the termination of employment and will not have any significant liability under any benefit or severance plan, policy, practice, program or agreement which exist or may be deemed to exist under an applicable law, as a result of the transactions contemplated hereunder.

3.54     Bank Accounts

         Schedule 3.54 sets forth the names and locations of all banks, depositories and other financial institutions in which the Subsidiary has an account, including any brokerage account, or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto.

3.55     Accounts Payable

         Schedule 3.55 sets forth a true and correct and complete list of all accounts payable of the Subsidiary as of June 30 1998 in excess of $10,000 to any one payee.

3.56     Officers, Directors and Key Employees

         Schedule 3.56 sets forth (i) the name, title and total annual compensation or remuneration of each officer and director of the Subsidiary and (ii) the name, title and total annual compensation or remuneration of each other employee or consultant of the Subsidiary whose current annual rate of compensation or remuneration (including bonuses and commissions) exceeds $20,000. Included in Schedule 3.56 is a copy of any written employment, consulting, commission, severance or similar arrangement with any such person and of terms and conditions of employment, which documents set forth the entire understanding of the Subsidiary, on the one hand, and such person, on the other hand, with respect to the employment, engagement and/or severance of such person. None of such persons has indicated to the Subsidiary or to any of its officers or directors any intention on the part of such person to terminate such person's relationship with the Subsidiary. No negotiations for any increase in the remuneration or benefits of any officer or employee of the Subsidiary are current.


3.57            Subsidiary Computer System


                (a) Details of all hardware leases and software licences granted to the Subsidiary in relation to the computer software and equipment used or operated by the Subsidiary in its business (the "Subsidiary Computer System") and all escrow agreements, maintenance agreements and facilities management agreements in respect of the same and any computer bureaux and disaster recovery agreement to which the Subsidiary is a party are set out in Schedule 3.57


                (b) Subject to the terms of all applicable agreements the Subsidiary has full use of its Subsidiary Computer System and is legally entitled to use the same.

                (c) The continued right of the Subsidiary to have full use of the Subsidiary Computer System as envisaged in Section 3.57(b) is not subject to the grant of any additional rights to third parties permitting them to access and/or use the Subsidiary Computer system on a sole or shared basis.
3.58     Commissions

         No broker, finder, agent or similar intermediary has acted on behalf of the Company or the Subsidiary in connection with this Agreement or the transactions contemplated hereby and that there are no brokerage commissions, finders fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or undertaking with the Company or the Subsidiary or any action taken by the Company or the Subsidiary.

         Notwithstanding the terms of any of the Warranties, the only Warranties which shall apply to taxation referable to the Company and the Subsidiary shall be those Warranties set out in Section 3.21 and
         Section 3.49 and the only Warranties which shall apply to heritable, leasehold or real property of the Company and the Subsidiary shall be those set out in Section 3.10 and Section 3.38.

Each of the Warranties set out herein is separate and several and enforceable accordingly and shall not be limited by any other.

By its execution hereof the Buyer hereby irrevocably agrees with and undertakes to each of the Sellers that (without prejudice to Section 11.1 but notwithstanding any other provision of this Agreement or any rule of law to the contrary):-

         the Disclosure Letter and Supplemental Disclosure Letter (if any) forms and shall be deemed to have formed part of this Agreement in accordance with the terms of the Disclosure Letter and the Supplemental Disclosure Letter (if any) as if such terms were fully set out mutatis mutandis herein;

         the entire contents of the Disclosure Letter and Supplemental Disclosure Letter (if any) including, without limitation, all the contents and matters apparent from the face of the documents annexed thereto such documents annexed to the Disclosure Letter having been supplied to the Buyer within a reasonable period prior to the date hereof and all other general disclosures set out in paragraph D of the Disclosure Letter or set out in the Supplemental Disclosure Letter (if any) shall in accordance with their terms be deemed to have been fairly disclosed to the Buyer.

Subject to Section 14.11 the Warranties in this Section are provided for the benefit of the Buyer only.

                                    SECTION 4
                            LIMITATIONS ON LIABILITY

In this Agreement the expression "Relevant Claim" means a claim in respect of breach of any of the Warranties given in Section 3 or Section 10.2 or the warranties given in Section 10.5 of this Agreement in each case as given on signing of this Agreement and immediately before the Closing Date or a claim under Section 12 or Section 5.2 and the liability of the Sellers shall in respect of these matters be limited as follows:

4.1 No Relevant Claim may be made unless written notice detailing a specific breach of warranty, or of the facts giving rise to a claim under Section 12, and containing details of the facts giving rise to the claim in so far as they are known at the time of giving notice and the general nature of the claim and approximate amount thereof, which shall be a reasonable estimate taking into account the facts available at the relevant time and (but without limiting the validity of the notice or claim) how this was calculated, shall have been given by the Buyer to each of the Sellers with a copy to the Sellers' Representatives as soon as practicable after the Buyer or the Company or the Subsidiary as the case may be first becomes aware of the matters or circumstances giving or which may give rise thereto and in any event before the date falling twelve (12) months after the Closing Date in the case of any Relevant Claim other than any Relevant Claim under Section 12, or the provisions of Sections 3.19, 3.21, 3.47 or 3.49, in which event in respect of Sections 3.19 and 3.47 the notice must be given in any event before the date falling twenty four (24) months after the Closing Date and in respect of Sections 3.21 or 3.49 or Section 12 before the date falling forty eight (48) months after the Closing Date.

4.2 Any Relevant Claim for breach of warranty which is validly notified within the required period aforesaid shall (unless previously settled or withdrawn), and subject to Section 4.4 and Section 4.6, be deemed to have been waived or withdrawn in the event that legal proceedings in respect thereof are not issued and served on each of the Sellers with a copy to the Sellers' Representatives within six (6) months of written notice of the Relevant Claim first being given aforesaid. Time shall be of the essence for the purposes of the foregoing.

4.3      The  liability  of the  Sellers  for breach of Warranty in Section 3 or
         Section 10.2 or Section 10.5 shall be excluded or limited to the extent that the fact, event or matter giving rise to the breach or claim is fairly disclosed in the Disclosure Letter or, where the context so requires, the Supplemental Disclosure Letter including in either case the contents and matters apparent from the face of the documents annexed thereto.

4.4 No Relevant Claim may be made in respect of any breach of warranty which is in respect of a contingent liability save where notice of the contingent liability is given within the period referred to in Section 4.1, the contingent liability becomes an actual liability within six
         (6) months of the notice and where such claim is not settled or resolved proceedings are commenced by the Buyer within six (6) months after the contingent liability becomes actual.

4.5 The Sellers liability for a Relevant Claim shall be excluded or limited:-


(a) to the extent that the claim arises or is increased as a result of any legislation or governmental legislation or any administrative or judicial decision not in force or in effect at the date hereof; or any change in law or in the interpretation of law (but excluding for these purposes any Relevant Claim arising from re-enacted legislation where there would not have been a Relevant Claim but for that re-enactment) or the withdrawal or amendment of any extra statutory concessions or practice made by a taxation authority after the date hereof; or

(b) to the extent that the Relevant Claim arises or is increased as a result of any accounting methods, policies, principles or practices or bases used or the application thereof in future accounts of the Company and/or the Subsidiary being different from the treatment or application of the same utilised in preparing the March 1998 Accounts or the Subsidiary March 1998 Accounts save where any such different treatment or application is implemented in order more properly to comply with generally accepted accounting standards in force at the date hereof; or

(c) to the extent that there is a corresponding reduction in the liability to make a payment of taxation or an increase in the amount of any repayment of taxation available to the Company or the Subsidiary for the same or another accounting period ending on or before Closing; or

(d) to the extent that it would not have arisen but for any Reliefs available to the Company or the Subsidiary at Closing being utilised in respect of taxation attributable to any act, omission or transaction occurring or entered into after that date or resulting from or calculated by reference to any income, profits or gains earned, accrued or received or deemed to have been earned, received or accrued after that date except that Section
              4.5 (d) and Section 4.15 shall not prevent the Buyer making a Claim where a Liability to Taxation of the Company is created or increased by a further adjustment to income profits or gains arising in an accounting period ending on or before Closing, in circumstances where the trading losses available for the purposes of Corporation tax or where relevant the appropriate foreign equivalent and arising on or before Closing, cannot be set against that Liability to Taxation, or be reduced by the adjustment to income profits or gains; or

(e)           to the extent it was paid or discharged prior to Closing; or

(f)           to the  extent  that it would not have  arisen  (or would not have arisen at the time that it does arise) but for any claim, disclaimer, notice, election, consent or return (or withdrawal or revocation or amendment thereof) made or given (or omitted to be made or given in any requisite period) for any taxation purpose (including without limitation in respect of any capital allowances) after Closing unless the same was assumed to be made or given (or, as the case may be, omitted to be made or given) in or for the purpose of the March 1998 Accounts or the Subsidiary March 1998 Accounts (as appropriate). This Section 4.5 (f) shall not apply where any such claim, disclaimer, notice, election, consent or return (or withdrawal, revocation or amendment thereof) necessarily results from an adjustment to a pre-Closing period required by any taxation authority; or

(g) to the extent the Sellers have asked for written consent after the date hereof to the fact, matter or event giving rise to the Relevant Claim and the Buyer has given such written consent acknowledging the provisions of this Section, but for the avoidance of doubt anything provided for in this Agreement in or pursuant to Section 8 shall not be deemed to be consented to by the Buyer for the purposes of this Section; or

(h) if the Buyer assigns its rights hereunder in breach of Section 14.11 or makes or purports to make a declaration of trust in breach of
           Section 14.11; or


(i) to the extent that it would not have arisen but for any transfer, winding up or cessation after Closing of any trade or business carried on by the Company or the Subsidiary taking place after the Closing Date or any significant increase in the capital of the Company or the Subsidiary after the Closing Date; or

4.6      Recovery

         Where the Buyer or the Company and/or the Subsidiary is/are at any relevant time and only in respect of breach of Warranty or Section 10.2 actually entitled to recover from some other person including an insurer any sum in respect of a matter giving rise to a Relevant Claim the Buyer shall, and shall procure that the Company or the Subsidiary shall, take all reasonably necessary steps to enforce such recovery prior to taking any action against the Sellers (and each of the Executive Directors shall and hereby undertakes to assist the Buyer, the Company and/or the Subsidiary in taking all such necessary steps) but the Buyer shall be entitled to notify the Relevant Claim under
         Section 4.1 mutatis mutandis, provided that the Buyer is able to comply with such Section mutatis mutandis. The Sellers shall have no liability in respect of such Relevant Claim unless proceedings are raised against each of the Sellers with a copy to the Sellers' Representatives within three (3) months following the Buyer's failure to recover in whole or in part the relevant sums from the third party. In the event that the Buyer or the Company or the Subsidiary shall recover any amount from such other person the amount of the subsequent Relevant Claim against the Sellers shall be reduced by the amount recovered less all Taxation thereon and any excess incurred or sustained under any insurance policy and less all reasonable costs, charges and expenses incurred by the Buyer or the Company or the Subsidiary in recovering that sum from such other person.

4.7 The Sellers and each Seller shall have no liability to any party arising from or in connection with or in respect of Relevant Claims unless the Sellers' aggregate liability in respect of all Relevant Claims exceeds $60,000 in which event the Sellers shall only be liable for the excess of such liability or liabilities over $60,000 in accordance with Section 11.

4.8 Nothing in this Agreement restricts the general obligation at law to mitigate loss and the Buyer shall take all reasonable steps to mitigate loss arising from Relevant Claims for breach of Warranty or Section
         10.2 or a claim under Section 5.2.

         Conduct of Claims

4.9 The Buyer shall procure that if it or the Company or the Subsidiary becomes aware of circumstances likely to give rise to a Relevant Claim for breach of Warranty or Section 10.2 or a claim under Section 5.2 it shall as soon as practicable after the matter first comes to its notice aforesaid give written notice thereof to the Sellers with a copy to the Sellers' Representatives and shall procure that:-


(a) none of the Buyer and/or the Company and/or the Subsidiary shall make any admission of liability, agreement, settlement or compromise or otherwise take any action in relation thereto without the prior written consent of the Sellers' Representatives (such consent not to be unreasonably withheld or delayed); and

(b) each of the Buyer and the Company and the Subsidiary will at all times promptly give to the Sellers' Representatives all information and documents in its or their possession or under its or their control relevant to the Relevant Claim, and such access to their premises and personnel, as may be reasonably requested from time to time upon reasonable notice being given; and

(c) each of the Buyer and the Company and the Subsidiary will at all times permit the Sellers' Representatives to take such action on its behalf as the Sellers Representatives may from time to time reasonably think appropriate to avoid, resist, appeal, compromise, defend, mitigate or otherwise deal with the claim or the liability the subject thereof including permitting the Sellers' Representatives in their own name on behalf of the Sellers or in the name of the Company or the Subsidiary to conduct relevant proceedings or pursue any rights of the Buyer or the Company or the Subsidiary or any of them in respect thereof, subject always to the Buyer and the Company and the Subsidiary first being indemnified and secured to their reasonable satisfaction against any losses, costs, interest, damages and expenses which they may thereby incur and provided always that the Sellers' Representatives shall not take any steps which in the reasonable opinion of the Buyer would have an adverse effect on the business of the Buyer or the Company or the Subsidiary in which event the Buyer may terminate the right of the Sellers or the Sellers' Representatives under this Section upon notice being served upon the Sellers' Representatives.

4.10     The Buyer  shall  not be  entitled  to  recover  under the  Warranties,
         Section 5.2, Section 10.2, Section 10.5 and/or Section 12 more than once in respect of the same loss, liability or damage and without limitation no Relevant Claim in respect of the same loss, liability or damage may be made under more than one of Section 3, Section 5.2,
         Section 10.2, Section 10.5 and Section 12.

4.11 The Buyer acknowledges that it does not enter into this Agreement on the basis of and does not rely upon any warranty or representation other than the Warranties contained in Section 3 and the warranties contained in Sections 5 and 10.5 of this Agreement.

4.12 The Buyer confirms that it has not already formulated and does not presently contemplate making a Relevant Claim.

4.13 No breach of this Agreement shall give the Buyer the right to rescind this Agreement following Closing.

4.14 The number of MicroFrame Shares (including any Escrowed MicroFrame Shares) retained by or returned to the Buyer in respect of a Relevant Claim for which a Seller is liable shall together with cash paid to the Buyer if any pursuant to Section 11 be treated as a reduction of the consideration for the Shares sold by such Seller.

4.15 The Buyer hereby undertakes to each of the Sellers not voluntarily and deliberately to do any thing or allow any act within its control to be done after Closing which it knows would, of itself, create or increase the liability of the Sellers or any of them for breach of Warranty or
         Section  10.2 or Section  10.5 or under  Section 12 except that Section
         4.5 (d) and Section 4.15 shall not prevent the Buyer making a Claim where a Liability to Taxation of the Company is created or increased by a further adjustment to income profits or gains arising in an accounting period ending on or before Closing, in circumstances where the trading losses available for the purposes of Corporation tax or where relevant the appropriate foreign equivalent and arising on or before Closing, cannot be set against that Liability to Taxation, or be reduced by the adjustment to income profits or gains.

4.16 Each limitation of liability in this Agreement and each other right or remedy included in this Agreement or implied by operation of law shall be construed independently and shall not be limited by, or limit the interpretation of, any other limitation of liability, right or remedy included in this Agreement or implied by operation of law.

4.17 The Buyer will compensate each of the Sellers and indemnify each of the Sellers in respect of all reasonable costs and expenses directly incurred or sustained by that Seller in connection with claims against that Seller under this Agreement which do not result in liability being established against that Seller, and the Sellers in accordance with
         Section 11 will compensate the Buyer and indemnify the Buyer in respect of all reasonable costs and expenses directly incurred or sustained by the Buyer in connection with claims successfully resolved in favour of the Buyer.

4.18 The Sellers shall have no liability to the Buyer arising under or in relation to this Agreement except in respect of a claim which is resolved, agreed or determined or settled in favour of the Buyer and results in liability being established.

4.19 The Buyer acknowledges that, in the absence of fraud, in respect of any misrepresentations or untrue statements made to it in connection with the purchase of the Shares, the Buyer shall be entitled, to the extent there is a breach of Warranty under Section 3 or 10.2 breach of warranty under Section 5 or Section 10.5, to claim in respect of such breach in accordance with the terms of this Agreement and shall not be entitled to any other remedy.

4.20 If payment or satisfaction is made by the Sellers or any of them in respect of a Relevant Claim or MicroFrame Shares are returned by the Sellers (whether under the Escrow Agreement or otherwise) and the Buyer or the Company or the Subsidiary subsequently recovers or receives from a third party a sum directly attributable to the subject matter of the claim, and the Buyer will take all reasonable steps to so recover, the Buyer and the relevant company shall be liable forthwith after the receipt of such sum to reimburse to each of the relevant Sellers the net amount received (after deducting all reasonable costs and expenses incurred in the recovery and all Taxation suffered or to be suffered thereon) but not in any event exceeding the amount originally paid or satisfied by the relevant Sellers in respect of the Relevant Claim.

4.21 The Sellers shall have no liability for Relevant Claims after the Company or the Subsidiary has ceased to be an affiliate of the Buyer.

4.22 Where a breach of Warranty under Sections 3.21 and 3.49 results in an increase in the income gains or profits of the Company or the Subsidiary for the purposes of UK corporation tax or a foreign equivalent a claim for breach of that Warranty or under Section 10.2 may only be made to the extent that tax losses arising in respect of an accounting period ending before the Closing Date cannot be set against such increase or be reduced by such increase at the relevant time..

4.23 The liability of the Sellers in respect of Relevant Claims and other claims under this Agreement shall be further limited as set out in
         Section 11.

4.24 The Sellers shall have no liability in respect of a Relevant Claim or under Sections 7.18 or Schedule 7.18 arising only from the grant of share options in the Buyer pursuant to this Agreement or arising only from the grant of share options in the Company after the date of this Agreement to employees of the Company.

4.25 The Sellers shall not be liable for a breach of Warranty and as updated under Section 10.2, in Sections 3.21 or 3.49, or under Section 10.2 or under Section 12 where the Liability to Taxation arises in respect of or by reference to an Event occurring or deemed to occur after Closing or income, profits or gains arising or deemed to arise after Closing would not have arisen but for tax losses arising in respect of an accounting period ending before Closing ceasing to be available or being reduced by reason of an adjustment in respect of an accounting period ending before Closing. For the purposes of this Clause 4.25 an accounting period shall be deemed to commence on 1 April, 1998 and end on Closing. Provided that if there is a Liability to Taxation under
         Section 12 or a liability arising from a breach of Warranty as updated under Section 10.2 arising in respect of a pre-Closing period which arises in respect of, or by reference to, an Event as defined in
         Section 12 occurring or deemed to occur after Closing the Sellers subject to the terms of this Agreement will be liable to the Buyer.

4.26     The  Sellers  shall not be liable for any breach of  Warranty  or under
         Section 10.2 to the extent that the matter is adequately provided for in the calculation of the Debt Free Amount in the Estimated Statement as referred to in Section 7.18 and Schedule 7.18 in respect of known debts or obligations which are irrecoverable or could reasonably be expected to be irrecoverable and to the extent that the Company is in receipt of funds in an amount equal to that provision at Closing pursuant to implementation of the provisions of Section 7.18.

                                    SECTION 5
                      INDIVIDUAL WARRANTIES OF EACH SELLER


                             5.1 Each  Seller  hereby  warrants  to the Buyer as
follows:


(a)            Title to Shares

               Such Seller owns legally and (except in the case of the Trustees, Anderson Strathearn Nominees Limited and Other Nominee Holders) beneficially, free and clear of all mortgages, pledges, security interests, liens, charges, encumbrances, equities, claims, rights, options or restrictions ("Liens"), the Ordinary Shares set forth opposite such Seller's name on Schedule 1 and, at the Closing Date, his Shares (other than the Ordinary Shares), and, upon Closing, the Buyer will acquire good and valid title to his Shares, free and clear of any Lien.

(b)            Authority to Execute and Perform Agreements

               Such Seller has the full legal right and power and all authority and approval required to enter into, execute and implement this Agreement and the agreements contemplated hereby, in so far as such Seller is party thereto, and to perform fully such Seller's obligations in connection therewith or pursuant thereto. This Agreement and the agreements contemplated hereby in so far as such Seller is party thereto are the valid and binding obligations of such Seller enforceable in accordance with their respective terms. The execution and implementation of this Agreement, the consummation of the transactions contemplated hereby and the performance in each case by such Seller of this Agreement, and the agreements contemplated hereby, insofar as such Seller is party thereto in accordance with their respective terms and conditions do not and will not so far as such Seller is aware (i) require the approval or consent of any foreign, federal, state, national, county, local or other governmental or regulatory body; (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under, any certificate of incorporation, document of constitution, statute, regulation, order, judgement or decree applicable to such Seller or to the Ordinary Shares or at the Closing Date the Shares held by such Seller, or any instrument, contract or other agreement to which such Seller is a party or by or to which such Seller is, or the Ordinary Shares or at the Closing Date the Shares held by such Seller are, bound or subject; or (iii) result in the creation of any Lien on the Ordinary Shares or at the Closing Date the Shares held by such Seller. Each Seller has delivered to the Buyer by annexure to the Disclosure Letter a true accurate and complete copy of all shareholder agreements if any to which such Seller is a party relating to such Seller's Shares.

(c)            No Obligations

               Effective at the Closing, neither the Company nor the Subsidiary has or will have or owe any liability or obligation (accrued or unaccrued, choate or inchoate, contingent or otherwise) to such Seller other than obligations, if any, in respect of then current salary earned prior to the Closing Date.

(d)            Regulation S


               (i) Such Seller (but excluding for these purposes Frances Loretta DeLaura) is not a U.S. Person as that term is defined under Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended (the "Act") and is not acquiring the MicroFrame Shares to be acquired hereunder by such Seller for the account or benefit of any U.S.
                              Person.

               (ii) Such Seller (excluding Frances Loretta DeLaura) shall resell the MicroFrame Shares to be acquired hereunder by such Seller only in accordance with Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration therefrom and such Seller acknowledges that certificates representing the MicroFrame Shares to be acquired hereunder by such Seller shall contain restrictive legends to the effect thereof or as otherwise required by applicable law.

               (iii) This Agreement has been executed by, and the MicroFrame Shares to be acquired hereunder by such Seller (but excluding for these purposes Frances Loretta DeLaura) have been offered to, such Seller outside the "United States" (as defined in Rule 902(p) of Regulation S) and the MicroFrame Shares to be acquired hereunder by such Seller are being acquired in an "offshore transaction" (as defined in Rule 902(i) of Regulation S).

               (iv) Each Seller is acquiring the MicroFrame Shares to be acquired hereunder by such Seller for his own account for investment purposes only and not with a view to or for resale in connection with any distribution of any MicroFrame Shares.


The warranties given in this Section 5 by each Seller are given solely by such Seller in relation to himself and not in relation to any other Seller and solely in relation to the Ordinary Shares or, at the Closing Date the Shares held or to be held by such Seller and accordingly one Seller shall not be liable in any way for any breach of the warranties in this Section 5 by any other Seller.



5.2            Indemnification re: information statement

               The Sellers hereby indemnify and hold harmless Buyer from and against any and all liabilities, claims or damages (including without limitation, attorneys' fees) arising out of or relating to any untrue statement of a material fact contained in the Information Statement and approved in writing by the Executive Directors to be filed with the Commission (as such term is hereinafter defined) or omission to state a material fact required to be stated therein or necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, in each instance to the extent that such fact or omission relates to the Company and is based solely upon information provided to the Buyer or its counsel or representatives by the Company or any Seller as set forth on
               Schedule 5.2 annexed hereto.

                                    SECTION 6
                             WARRANTIES BY THE BUYER


         The Buyer warrants to each of the Sellers as follows subject to matters fairly disclosed in Schedule 6.1(g) disclosing facts or matters for the purpose of this Section 6 and subject as hereinafter set out in particular, but without limitation, to Section 6.2:


(a)           Authority of Buyer

              The Buyer has the full corporate power and authority to enter into, execute and implement this Agreement and the agreements contemplated hereby in so far as the Buyer is a party thereto and to perform fully the Buyer's obligations hereunder and thereunder and in connection therewith and herewith. The execution of this Agreement and the agreements contemplated hereby, the consummation of the transactions contemplated in connection herewith and the performance by the Buyer of this Agreement and the agreements contemplated hereby in so far as the Buyer is a party thereto in accordance with their respective terms and conditions have been duly authorized by all necessary corporate action on the part of the Buyer except for the required approval of its shareholders and no other proceedings on the part of the Buyer other than the requisite shareholder approval are necessary in connection therewith.

(b)           Enforceability

              This Agreement and the agreements contemplated hereby to which the Buyer is a party constitute the legal, valid and binding agreements of the Buyer enforceable against it in accordance with their respective terms except as such enforceability is limited by laws relating to bankruptcy, insolvency or specific performance.

(c)           Existence and Qualification

              The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, with full corporate power and authority and all necessary licences, authorisations, consents and approvals to conduct its business and to own and operate its assets and properties as conducted and operated.

(d)           Consents and Approvals; No Violation

              The execution and performance by the Buyer of this Agreement and the other agreements to be entered into by it pursuant hereto, the consummation by the Buyer of the transactions contemplated hereby and by such other agreements and the compliance by the Buyer with the provisions hereof and of such other agreements do not and will not (a) except as otherwise set forth in this Agreement require the Buyer to make any filing or registration with, or obtain any other permit, authorization, consent or approval of, any governmental or regulatory authority or any third party; (b) conflict with or breach any provision of the Certificate of Incorporation or By-laws of the Buyer; (c) conflict with, violate or breach any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in a modification of, any of the terms, covenants, conditions or provisions of, or give rise to a right to terminate or accelerate or increase the amount of payment due under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Buyer is a party, or by which it or any of its properties or assets may be bound, except for such as to which requisite waivers or consents either have been obtained or the obtaining of which has been expressly waived in writing by the Sellers' Representatives on behalf of the Sellers; (d) conflict with, result in a breach or violation of, or constitute a default under any agreement applicable to the Buyer, to which the Buyer may be party or by which the Buyer may be bound or affected; (e) result in the creation of any Lien on any asset of the Buyer; (f) violate any order, writ, injunction, decree, judgement, or ruling of any court or governmental authority, applicable to the Buyer or the assets of the Buyer; or (g) violate any statute, law, rule or regulation applicable to the Buyer or the assets of the Buyer.

(e)           Public Filings

              The Buyer is current with respect to all filings required to be made by the Buyer with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and all information contained in any such filings, to the extent applicable to the Buyer or its business and operations including without limitation all financial information and information in relation to intellectual property or trading relationships or contracts, is true and correct in all material respects. Such filings did not contain any untrue statement of a material fact or omit to state any material fact when made necessary to make the statements contained therein in the light of the circumstances under which they were made not misleading and nothing has occurred since the date of the filing which would render any of the information, untrue, incomplete or incorrect in any material respect as at the date thereof.

(f)           MicroFrame Shares.

              The MicroFrame Shares, when issued and delivered by the Buyer in accordance with the terms contained in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

(g)           Capitalisation

              The authorised capital stock of the Buyer consists of 50,000,000 shares of common stock, $0.001 par value and 200,000 shares of Preferred Stock, $ 10 par value. As of July 14 1998 there were issued 5,296,879 shares of common stock and outstanding 5,296,479 shares of common stock, no shares of preferred stock, employee stock options to purchase an aggregate of 1,067,493 shares of common stock (of which 839,283 were exercisable as of July 14
              1998) All outstanding shares of capital stock of the Buyer have been duly authorised and validly issued and are fully paid. Except as set forth in Schedule 6.1(g) there were at July 14, 1998 no outstanding (i) shares of capital stock, stock appreciation rights or "phantom" stock or other equity interests or any form of security or instrument convertible into equity interests of the Buyer (ii) securities of the Buyer convertible into or exchangeable for shares of capital stock or other securities of the Buyer or (iii) options, warrants or other rights to acquire from the Buyer any capital stock, securities stock appreciation rights or "phantom" stock or other equity interests of the Buyer (the items in sub sections (i), (ii) and (iii) being referred to collectively as the "Buyer Securities"). Except as set forth in
              Schedule 6.1(g) there were at July 14, 1998 no outstanding obligations of the Buyer (or any of its subsidiaries), actual or contingent, to issue or deliver or to repurchase, redeem or otherwise acquire any Buyer Securities whether now or at any time in the future or any pre-emption rights to equity securities in the Buyer. Except as set forth on Schedule 6.1 (g), from July 14, 1998 until the date of this Agreement, the Buyer has issued no (i) shares or capital stock, except upon exercise of options or warrants outstanding as at July 14, 1998 or (ii) options, warrants or other securities convertible into equity interests of the Buyer.

(h)           Obligations/SEC Filings : Financial Statements

(i) The Buyer has timeously filed all forms, reports and documents required to be filed by the Buyer with the Commission within the last two (2) years and has delivered or made available to the Sellers' Representatives, in the form filed with the Commission (i) the Buyer's registration statement on Form S-
              3, (ii) Annual Reports on Form 10-K SB for fiscal years ended March 31, 1996, 1997 and 1998 (iii) all proxy statements relating to Buyer's meetings of stockholders (whether annual or special) held in 1998, (iv) all amendments and supplements to all such reports and registration statements filed by the Buyer with the Commission. All such required forms, reports and documents (including those enumerated in sub-sections (i) through (iv) of the preceding sentence) are referred to herein as the "Commission Reports". So far as the Buyer is aware as of the respective dates, the Commission Reports (i) were prepared substantially in accordance with the requirements of the Securities Act of 1933 as amended or the Securities
              Exchange Act of 1934 as amended as the case may be, and the rules and regulations of the Commission thereunder applicable to such Commission Reports and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date hereof, then on the date of such amending or superseding filing) contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the Buyer's subsidiaries is required to file independently any forms, reports or other documents with the Commission.

(ii) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Commission Reports, including any Commission Reports filed (i) complied as to form in all material respects with the published rules and regulations of the Commission with respect thereto, (ii) was prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and
              (iii) fairly presented the financial position of the Buyer and its subsidiaries as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated.

(iii) The Buyer has heretofore made available to the Executive Directors a complete and correct copy of any amendments or modifications that have not yet been filed with the Commission, but that are required to be filed, to agreements, documents or other instruments which previously had been filed by the Buyer with the Commission pursuant to the Securities Act or the Exchange Act.

(i)             NASDAQ Obligations

                The Buyer has complied in all material respects with the obligations imposed upon it under applicable NASDAQ Listing Rules.

(j)             Brokerages

                There are no brokerage commissions, finders fees or similar fees or commissions payable by the Buyer in connection with this Agreement based on any agreement, arrangement or undertaking with the Buyer or any action taken by the Buyer.

6.2      Limitation

         No claim may be made by the Sellers or any of them for breach of any provision contained in this Section 6 unless written notice detailing a specific breach of warranty and containing details of the claim shall have been given by the Sellers Representatives on behalf of the Sellers or any of them to the Buyer on or before the Closing Date except with respect to the provisions contained in Sections 6.1(a), 6.1(b), 6.1(c) and 6.1(f) in respect of which such notice shall have been given by the Sellers Representatives on behalf of the Sellers to the Buyer before the date falling twelve (12) months after the Closing Date. The maximum aggregate liability of the Buyer for a claim under this Section 6 shall not exceed $200,000.

                                    SECTION 7
                            COVENANTS OF THE PARTIES

         Where in this Section there is reference to the Executive Directors "using all reasonable endeavours" that shall not mean that they are required to perform any act in breach of any law of the UK or the State of New York, USA. Where in this Agreement there is reference to the Executive Directors or any of them undertaking to do any act, if any of the Executive Directors ceases to be an employee of or non executive director or part time adviser or consultant to the Company, that Executive Director shall continue to have that obligation to the extent that it can be performed by him as shareholder in the Company and all relevant references to his or "all" "reasonable endeavours" (on his part) shall mutatis mutandis be read accordingly.

7.1      Conduct of Business

         From the date hereof until the Closing Date, the Executive Directors shall use all reasonable endeavours to cause the Company and the Subsidiary to, conduct their business in the ordinary and usual course provided that with the prior written consent of the Buyer not to be unreasonably withheld or delayed, the Company shall have the right to issue further ordinary shares of 1 pence each to any or all of the Sellers .

7.2      Preservation of Business

         From the date hereof until the Closing Date, the Executive Directors shall use all reasonable endeavours to cause the Company and the Subsidiary to, preserve their business organization intact, keep available the services of their present officers, employees, consultants and agents, maintain their present suppliers and customers, preserve their goodwill and maintain their corporate and business records with at least the same care and diligence as has been applied thereto to date.

7.3      Insurance

         From the date hereof until the Closing Date, the Executive Directors shall use all reasonable endeavours to cause the Company and the Subsidiary to, maintain in force (including necessary renewals thereof) the insurance policies listed on Schedule 3.17, except to the extent that they may be replaced with equivalent policies appropriate to insure the assets, properties and business of the Company and the Subsidiary to the same extent as currently insured at the same or lower rates or at rates approved in writing by the Buyer. Litigation

         From the date hereof until the Closing Date, the Executive Directors shall notify promptly the Buyer of any actions or proceedings raised against the Company or the Subsidiary intimation of which has been received by way of written notice by any one of the Executive Directors of the type described in Section 3.16 or Section 3.44 that are commenced or, to the best of their knowledge, information and belief having made reasonable enquiry only of their professional advisers and employees threatened against the Company or the Subsidiary or against any officer, director, employee, consultant, agent, shareholder or other authorised representative of the Company or the Subsidiary with respect to the Company or the Subsidiary or the business of the Company or the Subsidiary.

7.5      Corporate Examinations and Investigations

         Prior to the Closing Date, the Buyer shall be entitled, through its employees and representatives, to make such investigation of the assets, properties, business and operations of the Company and the Subsidiary, and such examination of the books, records and financial condition of the Company and the Subsidiary as the Buyer may reasonably require. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances following reasonable notice and the Company and the Subsidiary and the Executive Directors shall co-operate fully therein. No investigation by the Buyer shall diminish or obviate or otherwise affect any of the representations, warranties, covenants, undertakings or agreements of the Sellers under this Agreement. In order that the Buyer may have full opportunity to make such business, accounting and legal review, examination or investigation as it may reasonably require of the business and affairs of the Company and the Subsidiary, the Executive Directors shall furnish and shall use all reasonable endeavours to cause the Company and the Subsidiary to furnish the representatives of the Buyer during such period with all such information and copies of such documents concerning the affairs of the Company and the Subsidiary as such representatives may reasonably request and cause its officers, employees, consultants, agents, accountants and attorneys to co-operate with such representatives in connection with such review and examination. Payment of Seller Debts

         Prior to or concurrently with the Closing, each Seller shall, and shall cause each affiliate of him to, pay to the Company or the Subsidiary any amounts owed by such person to the Company or the Subsidiary.

A.       Notification of Certain Damage or Destruction

         From the date hereof until the Closing Date, the Executive Directors shall notify the Buyer in writing (or cause the Company to notify the Buyer in writing) of any damage, destruction, or loss suffered or experienced by the Company or the Subsidiary that materially adversely affects the assets, properties, business, operations, condition (financial or otherwise) of the Company and the Subsidiary taken as a whole. Such notice shall be given to the Buyer promptly following the occurrence or incurrence of such damage, destruction or loss.

7.8      Taxes

         To the extent not filed by the Company or the Executive Directors prior to the Closing Date, the Executive Directors shall after Closing prepare or cause to be prepared, at the Company's cost and expense and in a manner consistent with past practice, and provide or cause to be provided to the Buyer all Pre-Closing Corporation Tax Returns of the Company and Federal corporate income tax and corporate state income tax returns of the Subsidiary due with respect to all taxable periods ending on or before the Closing Date (each, a "Pre- Closing Tax
         Period"). At least ten (10) days prior to the date on which a Pre-Closing Tax Return is due to be filed (including any extensions) with the appropriate Tax authority pursuant to applicable law, the Executive Directors shall deliver the Pre-Closing Tax Return to the Buyer. Upon the Buyer's review of and consent to a Pre-Closing Tax Return, such consent not to be unreasonably withheld or delayed the Buyer shall file (or cause the Company or the Subsidiary to file) the Pre-Closing Tax Return and pay by the due date (or cause the Company or the Subsidiary to pay) to the appropriate governmental entity all amounts due with respect to the Pre-Closing Tax Return.


(a) From and after the date hereof until the Closing Date, the Executive Directors shall not, and the Executive Directors shall cause the Company and the Subsidiary not to, make, amend or revoke any election with respect to any Tax matter or change any Tax or accounting practice or procedure without the prior written consent of the Buyer.

(b) From and after the date hereof until the Closing Date the Company shall accrue for any liability to corporation tax arising out of the profits during that period.

7.10     Conduct of Business of Buyer

         From the date hereof until the Closing Date the Buyer shall use all reasonable endeavours to conduct its business in the ordinary and usual course.

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7.11     Preservation of Business of Buyer

         From the date hereof until the Closing Date the Buyer shall use all reasonable endeavours to preserve its business organisation intact, keep available the services of its present officers, employees, consultants and agents, maintain its present suppliers and customers save in each case where it is not in the interests of the Buyer to do so, preserve its goodwill and maintain its corporate and business records with at least the same care and diligence as has been applied thereto to date.

7.12     Insurance of Buyer

         From the date hereof until the Closing Date the Buyer shall use all reasonable endeavours to maintain in force (including necessary renewals thereof) the insurance policies maintained by it at the date hereof, except to the extent that they may be replaced with equivalent policies appropriate to insure the assets, properties and business of the Buyer to the same extent as currently insured.

7.13     Litigation of the Buyer

         From the date  hereof  until the Closing  Date the Buyer  shall  notify promptly the Sellers' Representatives of any material actions or proceedings raised against the Buyer that are commenced or threatened against the Buyer or against any officer, director, employee, consultant, agent, shareholder or other authorised representative of the Buyer with respect to the Buyer or the business of the Buyer and by way of written notice.

7.14     Corporate Examinations and Investigations of the Buyer

         Prior to the Closing Date the Sellers' Representatives or other representatives of investors or bona fide potential investors in the Company shall be entitled to make such investigation of the assets, properties, business and operations of the Buyer and such examination of the books, records and financial condition of the Buyer as the Sellers' Representatives or any of the foregoing may reasonably require for the purpose of enabling the Sellers to meet their obligations to procure third party funding under Section 7.18. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances following reasonable notice.

7.15     Notification of Certain Damage or Destruction of the Buyer

         From the date  hereof  until the Closing  Date the Buyer  shall  notify promptly the Sellers' Representatives in writing of any damage, destruction or loss suffered or experienced by the Buyer that materially adversely affects the assets, properties, business, operations, condition (financial or otherwise) of the Buyer taken as a whole. Such notice shall be given to the

         Sellers'   Representatives   promptly   following  the   occurrence  or
         incurrence of such damage, destruction or loss.

7.16     NASDAQ SmallCap Market Listing

         The Buyer agrees to effectuate the listing on the NASDAQ Small Cap Market prior to or simultaneously with the Closing Date of the total number of MicroFrame Shares issued or to be issued as consideration hereunder together with shares of Common Stock to be issued pursuant to all options to be granted pursuant to this Agreement and to use all reasonable endeavours to maintain and keep such listing in full force and effect.

7.17     Board of Directors of the Buyer

         The Sellers shall have the right to nominate two nominees to the Board of Directors of the Buyer as of the Closing Date by the delivery to the Buyer of a written notice from the Sellers Representatives and the Buyer covenants that the total number of directors shall not exceed five (5) at that date prior to the appointment of such nominees. If the Sellers Representatives have not delivered a notice in respect of one or both of such appointees prior to the Closing Date, they shall continue to be entitled to deliver such a notice following the Closing Date in respect of either or both appointees not previously notified.

7.18     Subscription of Shares on Closing & Debt Free Amount

         Prior to the Closing hereunder, the Sellers shall use all reasonable endeavours to procure funding from a third party or parties by way of subscription for ordinary shares of 1 pence each in the capital of the Company of such amount as shall equal the Debt Free Amount as set out in the Estimated Statement (as provided for in Schedule 7.18) ("the Funding").In the event that the whole or any part of the Funding has not been made available and completed prior to the Closing Date then each of the undernoted Sellers (each a "Funding Seller") hereby binds and obliges himself and undertakes to supply the relevant shortfall to the Company at Closing in the percentages set out opposite his name:


Name                                Subscription Percentages
----                                ------------------------

Peter MacLaren                                6.25
Peter Wilson                                  12.5
Hugh Evans                                    12.5
Helen Sealey                                 11.72
Andrew Sealey                                 7.03
Lady Margaret Elliot                          8.75
Brian Souter                                   15
Ann Gloag                                     7.5
Michael Rutterford                            12.5
June Georgina Rutterford                      6.25

         In so far as a Funding Seller is the holder of CULS such Seller shall convert the whole of the CULS held by him into ordinary shares of 1 pence in the capital of the Company by no later than two business days prior to the Closing Date in so far as such CULS shall not have been converted, redeemed or repaid by that date.In the case of breach of this Section 7.18 by either the Sellers or by the Funding Sellers or any Funding Seller then the sole party with any rights in respect of such breach shall be the Buyer and the sole rights of the Buyer shall be either (i) to proceed to Closing but in that event the Buyer shall have no rights against the Sellers or the Funding Sellers or any of them in respect of their failure to procure or supply such Funding or
         (ii) to terminate this Agreement under Section 13.1 and in that event the provisions of Section 13.2 (a) shall apply and neither the Sellers nor the Funding Sellers or any of them shall have any obligation to the Buyer whether to make payment or otherwise other than to pay the sum to the Buyer as set out in Section 13.2 (a).The Buyer hereby consents to the issue of such further ordinary shares of 1 pence each in the capital of the Company contemplated by this Section 7.18.The provisions of Section 7.26 shall not apply to this Section 7.18.

7.19     Consents

         Each of the parties hereto covenants and agrees that he, she or it shall use all reasonable efforts to obtain consents of all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement including but without limitation in the form of Exhibit Q those from Clydesdale Bank public limited company, British Coal Enterprise Limited ("BCE") and Lothian and Edinburgh Enterprise Limited ("Consents") (excluding for these purposes The Scottish Office). The Buyer acknowledges that the consent of BCE is given on the basis that the relevant loans shall be repaid following the Closing for which the Buyer shall be solely liable and the Sellers shall have no responsibility therefor.

7.20     Employee Options

7.20.1 The Buyer undertakes to the Sellers and each of the relevant employees as soon as practicable after Closing and subject to approval of the Inland Revenue in the United Kingdom (and hereby undertakes to use its best endeavours to obtain such approval as soon as practicable after Closing) to constitute a stock option plan solely for such employees ("the Sub Plan").

         The Buyer undertakes to file with the SEC a registration statement on form S8 in respect of all common stock to be issued to option holders thereunder.The Buyer shall as soon as practicable after Closing deliver to the members of the Company's UK Inland Revenue approved employee share option scheme a letter substantially in the form annexed hereto as Exhibit IIn the event of the relevant employees electing to accept options to subscribe for shares of common stock par value $.001 per share of the Buyer in the Sub Plan and in exchange releasing and discharging their rights under the UK Inland Revenue approved employee share option scheme the options of the Buyer in the Sub Plan to be granted to such employees who so elect shall be calculated in accordance with the formula set out below and in the event of the relevant employees electing to accept the first option set out in the letter annexed hereto as Exhibit I the options of the Buyer in its 1998 Stock Option Plan to be granted to such employees who so elect shall be calculated as set out below.

7.20.2 The total number of options in the Buyer to be issued to all option holders in the Company as at the Closing Date (of both approved and unapproved options) shall be the number of options in the Company at the Closing Date divided by the Conversion Factor (set out below) with any fractions rounded up to the nearest whole number. If members of the UK Inland Revenue approved scheme elect for options under the Sub-Plan then the exercise price shall be not manifestly less than fair market value of shares of common stock of the Buyer on or around the date of grant as shall be agreed between the Buyer and the UK Share Valuation Division and if the employees opt for options in the Buyer's 1998 Stock Option Plan then the exercise price shall be the current exercise price of the existing options in the Company multiplied by the Conversion Factor (as defined below) and converted into US$ at the exchange rate specified in Section 14 (the "Exchange Rate").

         Each of the undernoted Sellers has been granted unapproved options in the Company subject to the exercise prices and last dates for exercise all as set out below


Exercise Price          (pound)0.0375     (pound)0.1084         (pound)0.14

Last date of Exercise    31 Dec 2003       21 Aug 2007           30 Nov 2007

Fran DeLaura                               350,000

Hugh Evans               2,920,000                               938,607

Keith Laing              100,000                                 148,531

Peter MacLaren           1,240,000                               474,255

Peter Wilson             2,920,000                               938,607


         The Buyer undertakes that it will on the Closing Date enter into a Stock Option Contract substantially in the form annexed as Exhibit H with each of such Sellers and with employees of the Company as the case may be who have been granted unapproved options subject to the release and discharge by such employees of such unapproved option rights. Each of such Sellers shall enter into such Stock Option Contract in respect of such Seller's separate holding of options in terms of which each of such Sellers shall be entitled to receive options in the Buyer under the Buyer's 1998 Stock Option Plan (substantially in the form annexed hereto as Exhibit N) in exchange for the release and discharge of any unapproved option rights in the Company (and in the case of Peter MacLaren his options shall be exerciseable within twenty five (25) months of the termination of his present engagement with the Company). The relevant number of options in the Buyer to be received by such Seller or such employee as the case may be in respect of each separate holding of options shall be equal to the number of options in the Company held by such Seller or employee as the case may be divided by the Conversion Factor and the relevant exercise price of options in the Buyer (in respect of each separate holding of options) shall be the relevant exercise price noted above multiplied by the Conversion Factor converted into US$ at the Exchange Rate.For the purposes of this Section the Conversion Factor shall be the sum of the total number of ordinary shares of 1 pence each in the capital of the Company in issue at Closing and the total number of ordinary shares of 1 pence each in the capital of the Company under option at Closing all divided by 5,800,000.The Buyer undertakes to file with the SEC a registration statement on form S8 in respect of all common stock to be issued to option holders under the Buyers 1998 Stock Option Plan.

7.20.3 Notwithstanding any other provision hereof the Buyer hereby consents to the issue of up to 800,000 options to employees by the Company over ordinary shares of 1 pence each in the share capital of the Company prior to the Closing Date (subject to each of Peter Wilson and William Hugh Evans each cancelling and releasing 400,000 options in the capital of the Company with a last exercise date of November 30, 2007) which options may at the discretion of the Company be granted either under the UK Inland Revenue approved employee share option scheme or as unapproved options.

7.21     Filings

         The Buyer (in relation to itself and the Company and the Subsidiary following Closing) and the Executive Directors (in relation to the Company and the Subsidiary in the period prior to Closing) shall each cause to be made, as promptly as practicable, any necessary filings and submissions under the laws of the UK or the US to the extent to which the provisions thereof are applicable to the Buyer, the Company or the Subsidiary as the case may be in connection with the transactions contemplated by this Agreement, and the Buyer and the Executive Directors will cause such filings and submissions for which he or it is responsible to be made timeously. The Sellers and the Company hereby agree to render all assistance reasonably necessary to the Buyer in connection with the preparation of the information statement to be filed with the Commission.


7.22     Standstill

         For a period of (1) year from the Closing Date, neither the Company nor the Sellers nor any of them shall acquire any shares of Common Stock of the Buyer other than the MicroFrame Shares.

7.23     Exclusivity

         From the date hereof to the Closing Date, each of the Sellers severally covenants that he, she or it shall not directly or indirectly, through any representative or otherwise, (a) solicit, initiate or in any manner encourage, accept or consider any proposal or offer from any person relating to the acquisition of any interest in the Shares, the Company, the Subsidiary, the Business or any of the assets of the Company or the Subsidiary (other than sales of inventory goods or services in the ordinary and usual course consistent with past practice), or (b) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or in any manner facilitate any effort or attempt by any person to do or seek any of the foregoing.

7.24     Employment Agreements

         Subject to the satisfaction of the other conditions to Closing hereunder, (i) Peter Wilson agrees that he will execute and deliver at the Closing to the Buyer, an amendment to his employment agreement in the form of Exhibit B annexed hereto (the "Wilson Employment Agreement Amendment"), (ii) Hugh Evans agrees he will execute and deliver at Closing to the Buyer, an amendment to his employment agreement in the form of Exhibit C annexed hereto (the "Evans Employment Agreement Amendment"), (iii) Keith Laing agrees that he will execute and deliver at the Closing to the Buyer, an amendment to his terms and conditions of employment in the form of Exhibit D annexed hereto (the "Laing Employment Agreement Amendment"). The Buyer agrees subject to the satisfaction of its other conditions to Closing to enter into the Other Employment Agreement Amendments and each of the agreements referred to in (i), (ii) and (iii) above and the Company undertakes to execute each of the foregoing agreements.

7.25     Registration Rights Agreement

         Subject to the satisfaction of the other conditions to Closing hereunder, the Buyer and each of the Sellers shall enter into the Registration Rights Agreement substantially in the form of Exhibit E annexed hereto (the "Registration Rights Agreement").

7.26     Further Assurance

         Each of the parties hereto agrees to use his, her or its reasonable efforts to take, or cause to be taken all reasonable action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations or otherwise (including executing all relevant agreements to which he is a party which are to be entered into pursuant to this Agreement at Closing and in the case of the Buyer obtaining the requisite approval of stockholders to the transaction and of the SEC to the Information Statement, and otherwise taking all action necessary which it is reasonably able to take to satisfy the conditions set out in Section 8) to consummate and make effective the transactions contemplated by this Agreement as expeditiously as practicable and such that the Closing Date shall occur as soon as practicable after the date hereof and in any event no later than December 31, 1998 unless otherwise agreed by the Buyer and the Sellers Representatives. If at any time after the date hereof any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties shall take or use reasonable endeavours to cause to be taken all such necessary action, including, without limitation, the execution and delivery of such further instruments and documents as may be reasonably requested by any party for such purposes or otherwise to complete or perfect the transactions contemplated hereby provided that this does not involve such party incurring substantial expenditure or that such party is indemnified to his reasonable satisfaction against such expenditure where it is substantial. This Section shall not apply to the obligations in Section
         7.18. The obligations in this Section in so far as they apply to the Sellers will bind each Seller only to the extent that he, she or it is reasonably capable of taking the action or doing the thing in question and the obligations specified in this Section 7.26 on the part of each of the Sellers are undertaken by each Seller solely in relation to himself and not in relation to any other Seller and accordingly one Seller shall not be liable in any way for breach of obligation in this
         Section 7.26 by any other Seller.

7.27.1   Conditions to Closing

         As soon as practicable after the date hereof (i) the Buyer shall confirm in writing to the Sellers' Representatives whether all of the conditions of the Buyer set out in Section 8 have been satisfied or where appropriate waived or that the Buyer is in a position to satisfy such conditions and (ii) the Sellers' Representatives shall confirm in writing to the Buyer whether all of the conditions of the Sellers set out in Section 9 have been satisfied or where appropriate waived or that the Sellers are in a position to satisfy such conditions.

7.27.2 The Buyer and the Sellers' Representatives shall advise one another if and when they are in a position to deliver the written confirmations referred to in Section 7.27.1 subject only to receipt of the relevant documents specified in the relevant condition. Closing shall take place on the seventh business day following such advice being received by each of the Buyer and the Sellers' Representatives that they are in a position to deliver such confirmations (or at such other date as they may agree).

7.27.3 From the date hereof to Closing each of the Buyer and the Sellers' Representatives shall keep each other advised as to the satisfaction of the relevant conditions in Sections 8 and 9.

7.28     Closing Share Allocation List

         Prior to the Closing the Buyer shall consult the Sellers' Representatives about the Closing Share Allocation List and at the Closing the Buyer shall deliver to the Sellers' Representatives a list in the form set out in Schedule 7.28 the ("Closing Share Allocation List") in a form agreed between them which sets out the MicroFrame Shares including the Escrowed

         MicroFrame Shares to which each of the Sellers is entitled as calculated in accordance with Section 1.4.

7.29     Trustees

         Those of the Sellers who are trustees (other than Other Nominee Holders) undertake in respect of their respective trusts that it will not be wound up prior to the expiration of the longest time limit for making any Relevant Claim hereunder, and further that if the MicroFrame Shares delivered as consideration for the sale of their Shares in the Company are disposed of prior to the expiration of any such time limit a capital value equivalent to the value of such shares when disposed of shall be retained until expiry of the longest time limit for making a Relevant Claim hereunder.

7.29.2 Those of the Sellers who are Other Nominee Holders undertake not to divest themselves of their legal ownership of the Escrowed MicroFrame Shares delivered for the sale of their Shares in the Company prior to the expiry or discharge of the appointment of the Escrow Agent or any substitute therefor.

7.30     Consent to Conversion of Preference Shares

         Each of the Sellers hereby gives all consents necessary on his part to the subdivision and conversion of the Preference Shares referred to in the fourth recital hereto and to the conversion of the CULS as contemplated by Section 7.18.

         Shareholder Matters and Buyer Securities

         The Buyer agrees in the period up to the Closing Date not to:-


(a) cause, permit or propose any amendment to the Buyer's Certificate of Incorporation or By-laws or otherwise take any action or agree to take any action which would require the approval of the stockholders of the Buyer other than in the ordinary course including without limitation annual board and stockholders meetings, or

(b)              issue or agree to issue  any Buyer  Securities  as  defined  in
                 Section 6.1(g) but for the avoidance of doubt excluding any shares issued pursuant to the exercise of options outstanding on the date hereof and any employee options granted pursuant to the Buyer's employee stock option plan as constituted on July 14, 1998 and any shares issued pursuant to the exercise thereof..

7.32     Public Filings

         The Buyer hereby covenants that it shall use all reasonable efforts to file on a timely basis all public filings required to be filed by the Buyer under the Securities Act of 1933 as amended.

7.33     Investor  SPA

         The Buyer undertakes to each of the Sellers that it will use its reasonable endeavours to negotiate the Investor SPA with any third party or third parties who are to provide all or part of the Funding and to execute the same provided that the obligations contained therein are no more onerous than the obligations in the LIFE Agreement.

7.34     HP

         The Buyer undertakes to the Company and the Sellers to provide reasonable assistance in the manner substantially similar to that provided prior to date hereof in connection with the Company's relationship with HP (as hereinafter defined) including the use of the equipment already provided to the Company prior to the date hereof.

7.35     Deed of Adherence

         As soon as practicable after Closing each of the Buyer and Anderson Strathern Nominees Limited shall execute the A & S Deed of Adherence.

7.36     LIFE Agreement

         The Buyer undertakes to the Sellers upon Closing to fulfil all obligations on its part under the LIFE Agreement.

Subject to Section 14.11 the covenants in this Section 7 given by the Executive Directors are provided for the benefit of the Buyer only.

                                    SECTION 8
                           BUYER'S CLOSING CONDITIONS

The obligations of the Buyer to purchase the Shares pursuant to this Agreement are subject to the fulfilment to the reasonable satisfaction of the Buyer, or (with the exception of (h), (i) , (j), (k) and (l) of this Section) the waiver by the Buyer, at or prior to the Closing, of the conditions set forth below.


(a)           That the Buyer does not  exercise  its rights of  recission  under
              Section 10 or that there is no Supplemental Disclosure Letter.

(b) Each Seller shall so far as the Buyer is actually aware, have performed and complied in all material respects with all covenants and undertakings required to be performed or complied with by such Seller under this Agreement (excluding Section 7.18) on or prior to the Closing Date and the relevant Sellers or the Funding Sellers shall have complied in all respects with their undertaking under
             Section 7.18.

(c) If Closing takes place after October 16, 1998 the Sellers shall have delivered to the Buyer the management accounts of the Company and the Subsidiary as at September 30, 1998.

(d) The Sellers Representatives and the Sellers shall have delivered or procured the delivery to the Buyer at the Closing of share certificates representing the Shares being sold by the Sellers together with share transfer forms duly executed by a Seller or his attorney in favour of the Buyer, and the board of directors of the Company shall have approved the same for registration subject to stamping.

(e) The Buyer shall have received the opinions of Mayer Brown & Platt Murray Beith & Murray, Counsel to the Company, Anderson Strathern and Maclay Murray & Spens, Counsel to certain Sellers addressed to the Buyer, dated the Closing Date, substantially in the forms annexed hereto as Exhibit G.

(f) There shall be no order, decree, judgement, injunction or interdict of a court of competent jurisdiction, of which the Buyer is aware, which prevents or delays the consummation of the transactions contemplated by this Agreement.

(g)          The Sellers   shall have  delivered or cause to be delivered to the
             Buyer the following additional items:


                (i) in respect of those Sellers who are individuals personal searches free from incumbrance

               (ii) a copy of the Certificate or Articles of Incorporation of the Company and the Subsidiary, certified as true and correct by the appropriate officials of their respective jurisdictions of formation; a copy of the by-laws or Memorandum and Articles of Association of the Company and the Subsidiary certified as true and correct by the Secretary of the Company and the Subsidiary;

               (iii) evidence that all known third party waivers or consents referred to in Section 7.19 have been obtained (excluding for these purposes from The Scottish Office) and the Consents;

               (iv) the resignation, dated the Closing Date, of Peter MacLaren as director of the Company and of the Secretary of the Company and the Subsidiary and the resignation of Michael David Rutterford, Peter Wilson and William Hugh Evans as directors of the Company and in respect of the Subsidiary resignation as directors of Peter Wilson, William Hugh Evans and Frances Loretta DeLaura in substantially the form annexed as Exhibit Q.

                (v) any power of attorney under which this Agreement or any document referred to herein or executed in pursuance hereof is executed on behalf of any of the Sellers;

               (vi) a written waiver in the form annexed as Exhibit P from each Seller in respect of any claims which such Seller may have against the Company and/or the Subsidiary as at Closing;

               (vii) any Certificate of Incorporation or Change of Name, statutory and minute and other record books (written up to the Closing Date) and share certificate books of the Company together with all unused forms of share certificates (if any) of the Company and such of the same or the equivalent under the law of its respective jurisdiction for the Subsidiary as is readily available;

              (viii) definitive certificates in respect of the outstanding shares of capital stock beneficially owned by the Company in the Subsidiary together with duly executed transfers in blank or as the Buyer may require in favour of the Buyer in respect of all shares of common stock in the Subsidiary (if any) not registered in the name of the Company;

               (ix) a written resignation (in duplicate) in the form of Exhibit R from the auditors of the Company such resignation to take effect as of Closing and which shall contain in respect of the Company the statement required to be made pursuant to Section 394(1) of the Companies Act 1985 of the U.K. and a statement confirming that as at Closing no sums are due to such auditors by the Company in respect of outstanding invoices or in respect of work carried out but not invoiced and a statement disengaging itself from any involvement with the Subsidiary;

                (x) a statement in respect of each bank account of the Company and the Subsidiary as at a date not more than seven business days prior to Closing together with reconciliations in respect of each such bank account as at the close of business on the day immediately preceding the Closing Date.

               (xi) a letter from each holder of a bond and floating charge affecting the property and undertaking of the Company or any part thereof confirming that it has taken no steps to crystallise the relevant bond and floating charge.


(h) The Stock Option Contract substantially in the form annexed hereto as Exhibit H shall have been duly executed by the Sellers who are the parties thereto

(i) The Buyer shall have received all requisite shareholder approvals in connection with the transactions contemplated by this Agreement as required under applicable federal or state law and the rules and regulations of the National Association of Securities Dealers Automated Quotation System (NASDAQ) and that NASDAQ shall have approved any and all requisite shareholder approvals of the Buyer authorising the transactions contemplated hereby.

(j) The Commission shall have cleared an Information Statement pursuant to Regulation 14C under the Exchange Act in connection with the transactions contemplated by this Agreement and any and all consents from PriceWaterhouseCoopers LLP and Grant Thornton in connection with the use of their respective financial statements therein.

(k) The issuance of the MicroFrame Shares shall be exempt from the registration requirements under the Act pursuant to Regulation S promulgated thereunder or other exemptions therefrom reasonably satisfactory to the Buyer and its counsel.

(l) The Buyer shall have received all requisite shareholder approvals in connection with the adoption of its 1998 Stock Option Plan and the Sub Plan.

(m) Peter Wilson, Hugh Evans and Keith Laing and the Company shall have executed and delivered to the Buyer the Wilson Employment Agreement Amendment, the Evans Employment Agreement Amendment, the Laing
             Employment Agreement Amendment and each of Keith Baker, Robert Struthers and Stephen Connelly and the Company shall have executed and delivered to the Buyer amendments to their employment contracts in the forms set out in Exhibit F ("Other Employment Agreement Amendments").

(n) The Sellers and the Sellers' Representatives and Dundas & Wilson C.S. shall have executed and delivered to the Buyer the Escrow Agreement.

(o) The Sellers shall have executed and delivered to the Buyer the Registration Rights Agreement substantially in the form set out in Exhibit E.

(p) The Buyer shall have received an update to the Fairness Opinion for the Buyer dated as of June 10, 1998 of Van Kasper & Company reasonably satisfactory to the board of directors of the Buyer and affirming that, as of the Closing Date, the transactions contemplated herein are fair and reasonable to the holders of Common Stock of the Buyer from a financial point of view.

(q) The Buyer shall have received a Full and Final release duly executed by Technically Elite, Inc, David A. Norman, Richard J Wixted, Harvey Yap and the Company in respect of litigation between the Company and Network Application Technology, Inc; Technically Elite Concepts, Inc Corp. No. C1414912; Technically Elite Concepts, Inc Corp No. C1950473; NAT Acquisition Corporation; Technically
             Elite, Inc; David A. Norman; Richard J Wixted and Harvey Yap together with the executed Certification of the respective attornies of Technically Elite, Inc and the Company;


(r) (i)               The  Company  has  delivered  to  Hewlett-Packard  Company
                      ("HP")  to  the  Buyer's   reasonable   satisfaction   and
                      notwithstanding any prior breach of the HP Agreement:-


(a) the items set out as "Deliverables" code named Vesuvius under Phase 8 in Appendix A-4 to Amendment 6 of the Technology Licence Agreement (the "HP Agreement") between the Company and HP (such agreement being annexed to the Disclosure Letter as Disclosure Document 21 ) in respect of the undernoted Daughter Cards (or such other items as have been agreed or may be agreed between the Company and HP as Deliverables) on or prior to 1 August 1998 (or such later date as may be agreed between the Company and HP for the delivery of the aftermentioned items);


                  (i)             T1 Daughter Card;

                  (ii)            E1 Daughter Card;

                  (iii)           V-Series Daughter Card;

                  (iv)            ATM-OC3 Daughter Card; and

(b) the items set out as Deliverables referred to as T3 Lucent Project under Phase 5 in Appendix A-4 to Amendment 6 of the HP Agreement in respect of ABT3 Daughter Card (or such other items as have been agreed or may be agreed between the Company and HP as Deliverables in respect of such Daughter Card) on or prior to 1 September 1998 (or such later date as may be agreed between the Company and HP for delivery of the relevant items).


(r) (ii) HP has not terminated the HP Agreement and neither the Company nor the Executive Directors nor any of them has received notice of termination of the HP Agreement.



(s) There shall have not been proposed or enacted so far as the Buyer is aware, any statute, rule or regulation, or any change in any existing statute, rule or regulation, which prohibits or delays, or threatens to prohibit or delay the performance of the transactions contemplated by this Agreement.

(t) The Company and the other parties thereto shall have executed and delivered to the Buyer the Termination Agreements.

(u) The Sellers shall have procured and completed the Funding and in so far as such Funding is not provided by a Seller, the Investor SPA shall have been completed in accordance with its terms subject only to Closing.

(v) The Preference Shares have been subdivided and subsequently converted into 731,428 ordinary shares of 1 pence each and 2,268,572 preference shares of 1 pence each and the LIFE Agreement shall have been completed in accordance with its terms subject only to Closing.

(w) Frances Loretta DeLaura shall have executed and delivered to the Buyer an investment representation letter substantially in the form of Exhibit M.

(x) That in so far as not converted into ordinary shares of 1 pence each in the capital of the Company pursuant to Section 7.18 the whole amount of principal and interest outstanding under the CULS shall have been redeemed.

(y) The Landlord of the premises at Block 1, Garbett Road, Livingston shall not have irritated the lease of the Property.

(z) The Retrocession shall have been duly executed and delivered to the Buyer.

(aa) Peter Wilson and William Hugh Evans shall each have cancelled and released 400,000 options granted to him in the share capital of the Company with a last exercise date of November 30, 2007 and the Company shall have granted up to 800,000 options over ordinary shares of 1 pence each in the capital of the Company to certain employees at an exercise price of 11 pence per share, which options may at the discretion of the Company be granted either as options in the UK Inland Revenue approved employee share option scheme of the Company or as unapproved options and in respect of any such employees who have elected for unapproved options the Buyer shall have offered to enter into a Stock Option Contract substantially in the form of Exhibit H.

                                    SECTION 9
                           SELLERS' CLOSING CONDITIONS

The obligations of the Sellers to sell the Shares pursuant to this Agreement shall be subject to the fulfilment, or the waiver by the Sellers (acting through the Sellers' Representatives), at or prior to the Closing, of the conditions set forth below.


(a) The Buyer shall so far as the Sellers Representatives are aware have performed and complied in all material respects with all covenants and undertakings required to be performed or complied with by it under this Agreement on or prior to the Closing Date.

(b) The Buyer shall have delivered to the Sellers Representatives stock certificates for all of the MicroFrame Shares to which each Seller is entitled hereunder except for the Escrowed MicroFrame Shares and the Buyer shall have delivered the Escrowed MicroFrame Shares to the Escrow Agent to be held by the Escrow Agent under the Escrow Agreement.

(c) The Buyer shall have delivered or caused to be delivered to the Sellers or their legal advisers the following additional items:


                 (i) a certificate executed by the Secretary of State in the State of New Jersey certifying the Certificate of Incorporation of the Buyer dated within one week of the Closing Date and a Certificate dated as of the date of the Closing Date, executed by the Secretary of the Buyer, certifying the By-laws, resolutions of the board of directors and shareholders of the Buyer authorising the transactions contemplated hereby and the incumbency of the officers of the Buyer; and

                 (ii) "good standing" documents, including certifications by appropriate officials of its jurisdiction of incorporation, of the valid incorporation and good standing of the Buyer.


(d) The Buyer shall have obtained all consents and approvals required on the part of the Buyer to purchase the Shares hereunder.

(e) There shall be no order, decree or injunction of a court of competent jurisdiction of which the Sellers Representatives are aware which prevents or delays the consummation of the transactions contemplated by this Agreement.


(f) The Buyer shall have elected or caused to be elected two persons nominated in writing by the Sellers' Representatives on behalf of the Sellers to serve on the board of directors of the Buyer where the relevant notice has been delivered by the Sellers Representatives pursuant to Section 7.17 and as a consequence the board of Directors of the Buyer shall consist of no more than seven (7) persons.

(g) The Company and the Buyer shall have executed and delivered the Wilson Employment Agreement Amendment, the Evans Employment Agreement Amendment, the Laing Employment Agreement Amendment, and the Company and the Buyer shall have executed and delivered the other amendments to service contracts referred to in Section 8(m).

(h)           Clearance  shall have been obtained from the Inland  Revenue under
              Section 138 of the TCGA and Section 707 of ICTA 1988 that the transactions contemplated by this Agreement are being effected for bona fide commercial purposes and not for tax avoidance purposes.

(i) There shall have not been proposed or enacted so far as the Sellers are aware any statute, rule or regulation, or any change in any existing statute, rule or regulation, which prohibits or delays, or threatens to prohibit or delay the performance of the transactions contemplated by this Agreement.

(j) The Sellers' Representatives shall have received an opinion of Parker Chapin Flattau & Klimpl LLP addressed to the Sellers dated the Closing Date substantially in the form annexed hereto as part of Exhibit G.

(k) The Buyer shall have executed and delivered the Registration Rights Agreement, the Stock Option Contracts in favour of the persons specified in Section 7.20.2 and the Escrow Agreement.

(l)               (i)     The  Buyer  shall  have   certified   to  the  Sellers
                          Representatives that no event shall have occurred which constitutes or would be reasonably likely to constitute a material adverse effect on the business, financial position, assets or operations of the Buyer as evidenced by a 25% reduction in the revenues and/or assets of the Buyer from those pertaining in the June
                          30 1998 financial statements of the Buyer and that to the best of the knowledge, information and belief of the directors of the Buyer there are no material actions investigations enquiries or administrative or arbitration proceedings by or against the Buyer or its affiliates or any of the same pending or threatened;

                 (ii) No matter shall have been disclosed to the Sellers Representatives pursuant to Section 10.6 and the Buyer shall have certified to the Sellers Representatives that it is not in breach, or the Buyer shall not have been proved to be in breach, in either case, subject to Schedule 6.1(g) of any of the warranties given under Section 6.1 as given by the Buyer at the date of this Agreement in either case giving rise to a liability on the part of the Buyer of an amount in excess of $200,000.


(m) The Buyer shall have received all requisite shareholder approvals in connection with the transactions contemplated by this Agreement as required under applicable federal or state law and the rules and regulations of the National Association of Securities Dealers Automated Quotation System (NASDAQ) and that NASDAQ shall have approved any and all shareholder approvals of the Buyer authorising the transaction contemplated hereby.

(n) The Commission shall have cleared an Information Statement pursuant to Regulation 14C under the Exchange Act in connection with the transactions contemplated by this Agreement and any and all consent from PriceWaterhouseCoopers LLP and Grant Thornton in connection with the use of their respective financial statements therein.

(o) The issuance of the MicroFrame Shares shall be exempt from the registration requirements under the Act pursuant to Regulation S promulgated thereunder or other exemptions therefrom reasonably satisfactory to the Buyer and its counsel.

(p) The Buyer shall have received all requisite shareholder approvals in connection with the adoption of its 1998 Stock Option Plan and the Sub Plan.

(q) All necessary approvals have been granted by the Board of Directors of the Buyer or otherwise in accordance with the proposed 1998 Stock Option Plan to permit options to be granted at the exercise prices and numbers thereof under or pursuant to this Agreement.

(r) Peter Wilson and William Hugh Evans shall each have cancelled and released 400,000 options granted to him in the share capital of the Company with a last exercise date of November 30, 2007 and the Company shall have granted up to 800,000 options over ordinary shares of 1 pence each in the capital of the Company to certain employees at an exercise price of 11 pence per share, which options may at the discretion of the Company be granted either as options in the UK Inland Revenue approved employee share option scheme of the Company or as unapproved options and in respect of any such employees who have elected for unapproved options the Buyer shall have offered to enter into a Stock Option Contract substantially in the form of Exhibit H.


                                   SECTION 10
                             SURVIVAL OF WARRANTIES
                          ADDITIONAL CLOSING WARRANTIES


10.1     Survival of Representations and Warranties of the Sellers

         Notwithstanding any right of the Buyer or its agents fully to investigate the affairs of the Company and the Subsidiary and notwithstanding any knowledge of facts determined by the Buyer pursuant to such investigation or right of investigation, the Buyer has the right subject to the terms of this Agreement to rely fully upon the warranties, covenants, undertakings and agreements of the Sellers contained in this Agreement. For the avoidance of doubt the foregoing sentence is without prejudice to the other terms of this Agreement including Sections 4 and 11.

10.2 Subject to the provisions of Section 11, immediately before the Closing Date each of the Sellers shall be deemed to warrant to the Buyer that each of the Warranties set forth in Section 3 and the warranties in
         Section 5 is by reference to the facts then existing true and accurate in all respects (all references to "the date hereof" and "the date of this Agreement" and similar expressions being amended mutatis mutandis subject to, in the case of the Warranties contained in Section 3 and the warranties in Section 10.5, the terms of Section 4 of this Agreement and matters fairly disclosed in or by the Disclosure Letter and any letter from the Sellers addressed to the Buyer (the "Supplemental Disclosure Letter") which is expressed to be supplementary to the Disclosure Letter. The Supplemental Disclosure Letter shall be delivered to the Buyer not later than 3 business days prior to the proposed time for the Closing Date in accordance with
         Section 10.3 or such later time as the Buyer may agree.


         10.3.1 In the event that the Supplemental Disclosure Letter discloses a fact, matter or event which had it not been disclosed would have resulted in a Relevant Claim under the Warranties as given at the date of execution of this Agreement of an amount in excess of $300,000 and the Buyer has delivered to the Sellers' Representatives an opinion from a Queens Counsel in Scotland, with a minimum of ten years experience in dealing with corporate and commercial matters, selected by the Buyer together with relevant instructions to such Queens Counsel that the Relevant Claim would in fact be a relevant and prima facie valid claim on the basis of the facts presented to him taking into account inter alia Section 4 of this Agreement then without prejudice to Section 11 the Buyer shall have the right:-


(a) to rescind this Agreement provided always that, if the Buyer elects to rescind this Agreement, save in the case of fraud or as otherwise set forth in Section 13.2 (where applicable) the Buyer shall have no right to damages or compensation on any ground under or in respect of this Agreement whether in relation to a breach of Warranty or otherwise and in the case of fraud only those Sellers guilty of fraud will be liable.

(b) to proceed to Closing provided always that, for the avoidance of doubt, if the Buyer elects to proceed to Closing subject in all events to
         Section 1.2.1 the Buyer shall have no right to claim for damages or compensation in respect of any matter fairly disclosed in the
         Disclosure Letter or the Supplemental Disclosure Letter or apparent from the face of the documents annexed thereto.

         10.3.2 In the event that following delivery of the Supplemental Disclosure Letter a fact, matter or event occurs which is disclosed in writing to the Buyer (such disclosure to be deemed for all purposes of the Agreement to be included within the Supplemental Disclosure Letter and the liability of the Sellers shall be limited accordingly) which would, if not so disclosed, result in a Relevant Claim under the Warranties as given at the date of execution of this Agreement of an amount in excess of $300,000 then the Buyer shall have the right:-


(a) to postpone Closing of this Agreement for 3 business days until the Buyer has had an opportunity to consult a Queens Counsel as referred to above and the provisions of Section
                  10.3.1 shall apply mutatis mutandis; or

(b)               to rescind this  Agreement  and the proviso in Section  10.3.1
                  (a) shall apply mutatis mutandis; or

(c) to proceed to Closing and the proviso in Section 10.3.1 (b) shall apply mutatis mutandis.

10.4     Survival of Representations and Warranties of the Buyer

         10.4.1 The Sellers have the right to rely fully upon the warranties, covenants, undertakings and agreements of the Buyer contained in this Agreement. All warranties given by the

                  Buyer hereunder shall be deemed repeated immediately before the Closing Date by reference to the facts then existing all references to "the date hereof" and "the date of this Agreement" and similar expressions being amended mutatis mutandis and subject to matters fairly disclosed in or by
                  Schedule 6.1(g) as supplemented immediately before the Closing Date.

         10.4.2 The Buyer shall have the right to supplement Schedule 6.1 (g) by reference to the warranties given by the Buyer hereunder immediately before the Closing Date by delivering a supplement thereto at that time to the Sellers Representatives provided always that the Buyer shall have delivered to the Sellers Representatives a final draft of such supplement on the second business day prior to the Closing Date.

         10.4.3 The entire contents of Schedule 6.1(g) and Schedule 6.1(g) as so supplemented shall be deemed to have formed part of this Agreement as if fully set out mutatis mutandis herein.

10.5     Additional Closing Warranties of Sellers

         The Sellers hereby warrant to the Buyer in addition to the Warranties set out in Section 3 and the warranties set out in Section 5 as follows as of immediately before the Closing Date:-


(a) all consents have been obtained and all corporate actions have been performed by the Company in order validly to effect the subdivision and conversion of the Preference Shares as referred to in the recitals to this Agreement and the allotment and issue of the Third Party Shares; and
(b) At the Closing Date all warrants to subscribe for shares in the capital of the Company have lapsed and are of no effect.

10.6 The Buyer undertakes that it will forthwith disclose in writing to the Sellers Representatives any matter or thing which may occur or become known to it between the date of this Agreement and immediately prior to the Closing Date, which subject to Schedule 6.1(g), is inconsistent with any of the warranties given by the Buyer at the date of this Agreement and which would give rise to a liability on the part of the Buyer of an amount in excess of $100,000 and for the purposes only of this Section 10.6, and separately condition 9 (l) (ii) only, and separately for the purposes of Section 11.15 (b) only, all the warranties in Section 6.1 shall be deemed to survive Closing for the purpose only of determining liability or possible liability for the purposes of this Section 10.6 only, or as the case may be condition 9
         (l) (ii) only or Section 11.15 (b) only.

                                   SECTION 11
                         LIABILITY OF SELLERS and BUYER

11.1 Other than as set out in this Section 11 and Section 13.2(a), no Seller shall have any liability or obligation to the Buyer of any nature whatsoever under or in respect of this Agreement or in connection herewith (whether under breach of contract or to implement any term of this Agreement, or in delict or in quasi delict or in respect of unjust enrichment or recompense, under any statute or otherwise). The Company shall not have nor shall the Subsidiary have any rights of any nature against any Seller. Neither the Company nor the Subsidiary shall have any liability or obligation of any nature under or in respect of this Agreement save in the case of the Company to execute and deliver certain documents at Closing subject to fulfilment or waiver of the other conditions to Closing. For the avoidance of doubt the provisions of this Section 11 shall not apply to release a Seller from liability to the Buyer in the case of fraud on the part of such Seller.

11.2 The liability of each Seller to the Buyer under or in respect of or in connection with this Agreement shall be determined and satisfied solely in accordance with the following provisions of this Section 11 and
         Section 13.2(a) and each of the Sellers has agreed to assume liability accordingly and the Buyer shall have no other rights of any nature whatsoever against the Sellers or any of them.

11.3 The Buyer shall be obliged to quantify and denominate all claims hereunder in US dollars.

11.4 If Closing does not occur for any reason whatsoever except in the case of a breach by any Seller of Section 7.26 prior to Closing where Closing does not occur none of the Sellers or the Company shall have any liability or obligation of any nature whatsoever to the Buyer save as regards a claim under Section 13.2(a) or Section 14.4, where applicable and this provision shall survive termination of this Agreement. The liability of the Sellers in respect of a claim under
         Section 13.2(a) shall be as set out in that Section. The sole liability of the Sellers in respect of a claim under Section 7.26 shall be as set out in Section 11.16.

11.5 If Closing occurs the only liability of the Sellers shall be under Sections 3, (as updated pursuant to Section 10.2), 5, 10.5, 7.8, 7.22,
         7.29 and Schedule 7.18 and Section 12 and none of the Sellers shall have any other liability of any nature whatsoever to the Buyer for any breach of this Agreement of any nature which shall have occurred prior to the Closing or in respect of any non-satisfaction of any condition in Section 8.

11.6 The maximum aggregate liability of each Seller for all claims under or in respect of this Agreement following Closing shall not exceed the value in US dollars of all of the MicroFrame Shares which he has received as consideration for the sale of his Shares hereunder valued in accordance with Section 11.7 provided that where any MicroFrame Share has been sold by a Seller and the gross proceeds of sale received by him from the sale of such

         MicroFrame Share is less than the Closing Value, such Seller's maximum aggregate liability shall be reduced by the amount of the difference between the gross proceeds of sale as received in respect of such MicroFrame Share and the Closing Value thereof (the maximum aggregate liability of a Seller calculated (and where appropriate reduced from time to time) as aforesaid being hereinafter referred to as such Seller's "Maximum Liability"). Where such gross proceeds are greater than the Closing Value then such Seller's Maximum Liability in respect of such MicroFrame Share shall remain limited to the Closing Value.

11.7 The Closing Value of each MicroFrame Share shall be $3.12 ("the Closing Value").

11.8 Each Seller shall satisfy his liability in respect of any claim under this Agreement at his option by the transfer to the Buyer of MicroFrame Shares or by the payment of cash, as the case may be, in accordance with this Section.

11.9 For the purposes of satisfying liabilities in terms of the following Sections of this Section 11, MicroFrame Shares (including Escrowed MicroFrame Shares) shall be valued at the Closing Value.

11.10 In respect of a breach by a Seller of Section 7.8 or 7.22 or 7.29 or of a warranty given by him or it in Section 5, the liability of such Seller shall be solely in respect of his own breach, and in no circumstances shall one Seller be liable for the breach of such a provision by another Seller.

11.11 In respect of or in connection with Relevant Claims resolved in favour of the Buyer in accordance with this Agreement the extent of the liability of each Seller and the manner of satisfaction of such liability shall be as follows:-

         11.11.1 In respect of each Relevant Claim resolved in favour of the Buyer each of the Executive Directors shall be liable for an amount in US dollars equal to such Executive Director's Proportion (as defined in 11.11.2 below) of such Relevant Claim provided always that the liability of each of the Executive Directors under this Section 11.11.1 shall in no circumstances exceed his Primary Liability Amount and none of the other Sellers shall be liable therefor until the aggregate of all Relevant Claims resolved in favour of the Buyer exceeds the aggregate of all of the Executive Directors' Primary Liability Amounts calculated in accordance with 11.11.3 below.

         11.11.2  The  Proportion   (the  "Executive   Director's   Proportion")
                  applicable to each Executive Director shall be as set out opposite such Executive Director's name as provided below:


                  Name                           Executive Director's Proportion
                  ----                           -------------------------------

                  Peter Atholl Wilson                           2/5ths
                  William Hugh Evans                            2/5ths
                  Peter MacLaren                                 1/5th

         11.11.3 Each of the Executive Director's Primary Liability Amount shall be an amount in US dollars calculated as follows:-


                  Name                    Primary Liability Amount
                  ----                    ------------------------

                  Peter Atholl Wilson     400,000 multiplied by the Closing
                                          Value
                  William Hugh Evans      400,000 multiplied by the Closing
                                          Value
                  Peter MacLaren          200,000 multiplied by the Closing
                                          Value

         11.11.4 In respect of a Relevant Claim where, prior to the Buyer's recovery in whole or in part for that Relevant Claim, the amount of all Relevant Claims resolved in favour of the Buyer exceeds the Primary Liability Amount of the Executive Directors in aggregate, the liability, if any, of each of the Sellers (including the Executive Directors) in respect of that Relevant Claim (or any balance thereof not satisfied by the Executive Directors pursuant to the above provisions) shall be determined as follows. Each Seller shall only be liable to the extent of that Seller's Pro Rata Share of the Relevant Claim (or balance thereof, if appropriate) subject always to such Seller's liability in respect of all Relevant Claims resolved in favour of the Buyer not exceeding such Seller's Maximum Liability.

         11.11.5 For the purposes of Section 11.11.4 a Pro Rata Share shall mean, in respect of a Seller, a fraction (a) the numerator of which is (i) in the case of a Seller who is not an Executive Director, the total number of MicroFrame Shares issued to that Seller at Closing (including Escrowed MicroFrame Shares); and
                  (ii) in the case of a Seller who is an Executive Director, the total number of MicroFrame Shares issued to that Executive Director (including Escrowed MicroFrame Shares) minus the number of MicroFrame Shares set out opposite such Executive Director's name below; and (b) the denominator of which is the aggregate number of MicroFrame Shares (including Escrowed MicroFrame Shares) issued by the Buyer to all Sellers at Closing (less 1,000,000 MicroFrame Shares).


                  Name                                  No. of MicroFrame Shares
                  ----                                  ------------------------

                  Peter Atholl Wilson                             400,000
                  William Hugh Evans                              400,000
                  Peter MacLaren                                  200,000

11.12 Each Seller shall be entitled to satisfy his liability to the Buyer in respect of any claim hereunder including Relevant Claims by the release and delivery to the Buyer of the relevant number of MicroFrame Shares as have an aggregate value calculated in accordance with Section 11.9 which is equal to the amount of the claim which falls to be satisfied by that Seller. The only circumstances in which a Seller shall be obliged to pay cash to the Buyer shall be where, in respect of a claim under this Agreement, the Seller is not able to release and deliver a sufficient number of MicroFrame Shares to satisfy the amount of the claim which falls to be satisfied by that Seller (as such Seller has sold the relevant MicroFrame Shares). The provisions of Section 11.6 shall apply to limit the amount of cash payable by such Seller such that in no circumstances shall the liability of a Seller to the Buyer exceed such Seller's Maximum Liability. Each Seller shall be entitled (but in no circumstances obliged) at his sole option to settle his liability in respect of a claim in cash in whole or in part rather than by the transfer of MicroFrame Shares to the Buyer.

11.13 In respect of any claim hereunder, where there are any Escrowed MicroFrame Shares, the Buyer shall be entitled to have released and delivered to it pursuant to Clause 6 of the Escrow Agreement ("Clause 6") from a Seller such number of Escrowed MicroFrame Shares as will satisfy in whole or in part such Seller's liability in respect of that claim as determined in accordance with this Section 11 provided always that where a Seller at his sole option pays cash to the Buyer prior to the release and delivery of Escrowed MicroFrame Shares to the Buyer pursuant to Clause 6 the Buyer shall only be entitled to have released and delivered to it such number of Escrowed MicroFrame Shares rounded upwards as have a value calculated in accordance with Section 11.9 equal to the balance of the claim for which such Seller is liable.

11.14 The foregoing provisions of this Section 11 are without prejudice to the terms of Section 4.

11.15 The rights of the Sellers and/or the Sellers Representatives for breach of this Agreement or otherwise on the part of the Buyer (except under Section 4, Sections 7.16 and 7.17, Sections 7.20 and 7.21, Sections
         7.31 and 7.32 and 7.35, Section 10.6, Section 12, Sections 14.1 to 14.3 inclusive, Section 14.5 and Sections 14.11 and 14.12, if Closing does occur where the liability of the Buyer shall not be limited as set out below) shall be as follows:-

(a) if the Closing does not occur by reason of any of the Sellers closing conditions not being met and satisfied the right only to terminate this Agreement under Section 13.1(a) (iv) without any liability (excluding for these purposes any liability under Sections 14.2, 14.3, 14.5, 14.12 which continue ("Section 14 Liabilities") on the part of the Buyer (whether under breach of contract, or in delict or quasi delict or to make restitution, under any statute or otherwise) provided that if Closing does not occur by reason only of a breach by the Buyer of Section 7.26 Section 11.16 shall apply.

(b) if the Buyer is proved to be in breach of any of the warranties given under Section 6.1 as given by the Buyer at the date of this Agreement subject to Schedule 6.1(g) to such extent as gives rise to a liability on the part of the Buyer of an amount in excess of $200,000 the right only not to proceed to Closing without any liability (excluding "Section 14 Liabilities" which shall continue) on the part of the Buyer, (whether under breach of contract, or in delict or quasi delict or to make restitution, under any statute or otherwise).

(c)        if the Buyer is in breach of any of the  warranties  given in Section
           6.1 as at the date of this Agreement subject to Schedule 6.1(g) to such extent as gives rise to a liability on the part of the Buyer of an amount below $200,000 the right only to sue the Buyer subject to
           Section 6.2 without any other liability on the part of the Buyer (whether under breach of contract, or in delict or quasi delict or to make restitution, under any statute or otherwise).


(d)        if the Buyer is in breach of any of the  warranties  given in Section
           6.1 immediately before the Closing Date subject to Schedule 6.1(g) as updated immediately before the Closing Date as referred to in Section
           10.4.2 the right only to sue the Buyer subject to Section 6.2 without any other liability on the part of the Buyer (whether under breach of contract, or in delict or quasi delict or to make restitution, under any statute or otherwise).

(e)        if the Buyer breaches Section 7.26 and Closing does not occur Section
           11.16 shall apply.

11.16 In the event of Closing not occurring by reason only of a breach by the Buyer or the Sellers of Section 7.26 the liability of the persons or entity in default shall be an amount not exceeding $400,000. If the Sellers are liable for $400,000 the Buyer shall recover such sum from each of the Sellers, other than Anderson Strathern Nominees Limited who shall have no liability, in the proportion which such Sellers Shares at the Closing Date bears to the total Shares in the capital of the Company at the Closing Date (excluding those Shares held by Anderson Strathern Nominees Limited).

11.17    The   provisions  of  Sections   11.15  and  11.16  shall  survive  any
         termination of this Agreement.

11.18 Where there is any subdivision or consolidation and division of shares of common stock of the Buyer following the date of this Agreement, the Closing Value of a MicroFrame Share and the number of MicroFrame Shares for the purposes of this Section 11 shall be adjusted appropriately in a manner which is agreed between the Buyer and the Sellers Representatives within two weeks of the event or, failing agreement, certified in writing by PriceWaterhouseCoopers, auditors to the Buyer.

11.19 The Sellers shall not be entitled to recover against the Buyer hereunder more than once in respect of the same loss, liability or damage.

                                   SECTION 12
                              TAXATION UNDERTAKING

All the provisions of this Section 12 shall be read subject to the other terms of this Agreement.

In this Section:-

"Claim for Taxation" shall mean any notice, demand, assessment, letter or other document issued or action taken by or on behalf of the Inland Revenue or Customs and Excise or any other statutory or governmental authority or body whatsoever in any part of the world from which it appears that a Liability to Taxation is or will or may come to be imposed on the Company or the Subsidiary (whether or not such Liability to Taxation is primarily imposed upon or payable by the Company or the Subsidiary and whether or not the Company or the Subsidiary has or may have any right of relief or reimbursement);

"Event" shall mean any transaction, action or omission of any person and any event or occurrence of whatever nature, whether or not in the ordinary course of business (including, without limitation, any failure to take any action which would avoid an apportionment of deemed distribution of income) and shall include Closing;

"Final Determination" shall mean in relation to a Claim for Taxation where there is an appeal against such claim: (a) an agreement under Section 54 of the Taxes Management Act 1970 or any legislative provision having an effect similar to the effect of that section; or (b) a decision of a court or tribunal from which no appeal lies or in respect of which no appeal is made within the prescribed time limit;

"Liability to Taxation" shall mean any liability of the Company or the Subsidiary to make any actual payment of or in respect of Taxation and also means and includes: (a) the loss of, reduction in the amount of, cancellation or set off of any right to repayment of Taxation treated as an asset in preparing the March 1998 Accounts or the Subsidiary March 1998 Accounts which would otherwise have been available to the Company or the Subsidiary; (b) the setting off against income, profits or gains or against any Taxation (in either case in respect of which, but for such setting off, the

Company or the Subsidiary would have had a Liability to Taxation in respect of which the Sellers are liable to make a payment to the Buyer under the Taxation undertaking) of any Relief not available before Closing but which arises in respect of any Event occurring after Closing but does not include the loss, counteracting or reduction in the amount of any Relief arising in respect of any Event occurring before Closing.

"Relief" shall mean any relief, allowance, exemption, credit or set-off against any Taxation, and any relief, allowance, set-off or deduction in computing or against profits, income or gains of any description or from any source for the purposes of any Taxation;

"Taxation" shall mean all forms of taxation, duties, imposts, charges, withholdings, contributions, impositions and levies in the nature of taxation whatsoever and whenever imposed and whether of the UK or the U.S. and without prejudice to the generality of the foregoing includes: (a) income tax, corporation tax, advance corporation tax, capital gains tax, inheritance tax, stamp duty, stamp duty reserve tax, rates, value added tax, customs and other import duties, national insurance and social security contributions which the Company or the Subsidiary may be or become bound to make to any person, revenue, customs or fiscal authority or any other body or authority as a result of any enactment relating to taxation and any other taxes, duties, levies or imposts supplementing or replacing any of the foregoing; and (b) interest, fines or penalties incurred in respect of any of the foregoing, except to the extent that such interest, fine or penalties are attributable to the negligent or fraudulent conduct of the Company or the Subsidiary after Closing.

12.1 The Sellers hereby undertake and covenant to pay to the Buyer but subject always to the provisions of Sections 11 and 4 and the other provisions of this Section 12 :-


(a) an amount equal to each and every Liability to Taxation which arises in respect of or by reference to any income, profits or gains earned or accrued or deemed for the purposes of any Taxation to have been earned or accrued on or before Closing; and

(b) an amount equal to each and every Liability to Taxation which arises as a consequence of or by reference to any Event occurring or deemed for the purposes of any Taxation to have occurred on or before Closing or as a consequence of or by reference to the combined effect of two or more Events of which at least one occurs or is deemed to have occurred on or before Closing but only to the extent that the first mentioned Event is outside the ordinary course of business of the Company or the Subsidiary and the second or successive Events occur after Closing and are inside the ordinary course of business of the Company or the Subsidiary; and

               (c) all reasonable costs and expenses properly incurred by the Company or the Subsidiary or the Buyer in relation to any Liability to Taxation in respect of which the Sellers are liable pursuant to the foregoing provisions of this Section to make any payment to the Buyer.

               (d)      No Liability  to Taxation  shall arise under this Clause
                        12.1 to the extent that such Liability to Taxation represents deductions of income tax, PAYE or national insurance contributions made from payments by the Company or deductions of payroll withholding taxes or social security tax from payments made by the Subsidiary after 31 March 1998, or to the extent that such Liability to Taxation consists of value added tax chargeable after 31 March 1998 in the usual way on supplies made by the Company or sales in use tax chargeable after March 31, 1998 in the usual way on supplies made by the Subsidiary but excluding interest, surcharge, penalties or fine relating thereto or to the extent that such liability to taxation consists of employers liability to national insurance contributions or other payroll taxes in respect of wages or salaries paid in the usual way.

12.2 The Sellers shall be liable to make payment under Section 12.1 above notwithstanding the existence of any Reliefs, rights of repayment or other rights or claims of a similar nature (in each case arising by reason of an Event occurring after Closing) which may be set against or available to set against or otherwise mitigate any Liability to Taxation so that Section 12.1 shall take effect as though no such Reliefs, rights of repayment or other rights or claims were available.


12.3           (a)      All  amounts  payable by the  Sellers to the Buyer under
                        Section  12.1 above  shall be paid free and clear of all
                        deductions,   withholdings,  set-offs  or  counterclaims
                        whatsoever save only as may be required by law. If any deductions or withholdings are required by law to be made from any such amount the Sellers shall be obliged to pay to the Buyer such additional amount or amounts as will in aggregate be sufficient to ensure that after all required deductions and withholdings have been made the Buyer shall have received the same amount as it would have been entitled to receive in the absence of any requirement to make a deduction or withholding.

               (b)      If any amount  payable by the Sellers to the Buyer under
                        Section 12.1 shall itself be subject to any Taxation then the amount which the Sellers shall pay to the Buyer shall be increased to such larger amount as will ensure that after payment of the amount of all Taxation payable on such larger amount there shall be left in the hands of the Buyer the amount which the Buyer would have been entitled to receive from the Sellers under Section 12.1 if such amount was not subject to any Taxation.

               (c) The liability of the Sellers under this Clause 12.3 shall be no greater than it would be were the Buyer UK resident for the purposes of taxation and UK taxation law only applied to the payments.

               (a) The amount of any Liability to Taxation which arises as a result of (a) in the definition of Liability to Taxation being applicable shall be the amount of the repayment which has been lost, cancelled or set off as the case may be.

               (b) The amount of any Liability to Taxation which arises as a result of (b) of the definition of Liability to Taxation applying shall be the amount of Taxation that would have been payable but for the set off of the Relief.

12.5 The Sellers shall make payment to the Buyer or otherwise satisfy in respect of any matter for which they are liable under this Section within seven days of receipt of a written demand (given reasonable details of the matter giving rise to the payment) or if later:-


(i) insofar as the Company or the Subsidiary is required to make a payment to discharge any Liability to Taxation, seven days before the date on which that payment becomes due and payable; and

(ii) insofar as the Company or the Subsidiary would have required to make a payment to discharge any Liability to Taxation but for the fact that the Liability to Taxation has been set off against, or reduced or otherwise mitigated by the availability of any Relief, seven days before the date on which payment of the amount of the Liability to Taxation would otherwise have become due and payable; and

(iii) insofar as the Liability to Taxation arises as a result of (a) in the definition of Liability to Taxation being applicable, seven days before the repayment of Taxation would have been received; and

(iv) insofar as the Liability to Taxation arises as a result of (b) in the definition of Liability to Taxation being applicable, on the date upon which the payment would have been due pursuant to the foregoing provisions of this Section but for the setting off of the Relief concerned.


12.6           (a)      Upon Final Determination of any Claim for Taxation,  the
                        Sellers shall within 7 days after a demand therefor pay to the Buyer such amount or further amount in addition to the amounts already paid as may be necessary to discharge in full the liability of the Sellers under this Section.

               (b) Upon Final Determination of any Claim for Taxation where the Liability to Taxation is less than the amount or amounts already paid by the Sellers the Buyer will repay such shortfall within seven days.

               (c) If any payment due to be made by the Sellers or the Buyer under this Section is not made on the due date for payment it shall carry interest from the due date for payment until final payment in full has been made at the rate of two per cent per annum above base rate for lending from time to time of The Royal Bank of Scotland plc provided that interest under this Clause 12.6 (c) shall not be payable for any period for which the Sellers have paid interest to the Buyer under Clause
                        12.1 or otherwise discharges that liability to interest as part of the liability to taxation.


12.7     The Sellers  shall have no  obligation  to make any payment  under this
         Section in respect of any Liability to Taxation to the extent that adequate provision reserve or allowance in respect thereof was specifically and expressly made in the March 1998 Accounts or the Subsidiary March 1998 Accounts.


12.8           (a)      The Buyer shall notify the Sellers or shall procure that
                        the Sellers shall be notified, in writing of any Claim for Taxation which comes to the notice of the Buyer or the Company or the Subsidiary in respect of which the Buyer or the Company or the Subsidiary considers that the Sellers are or may become liable to make a payment to the Buyer under this Taxation Undertaking.

               (b) Where a time limit for appeal applies to such Claim for Taxation, the notification shall be given within 5 business days after the date on which the Claim comes to the notice of the Company or the Subsidiary but, where no time limit applies, the notification shall be given within 21 days after that date.

               (c) If the Sellers shall indemnify the Buyer and the Company or the Subsidiary to their reasonable satisfaction against all liability, costs, damages or expenses which may be reasonably and properly incurred in respect of such Claim for Taxation the Buyer shall procure that the Company or the Subsidiary shall take such action as the Sellers Represenatives may reasonably request to avoid, resist, defend or compromise the Claim for Taxation including taking over conduct of the matter in the name of the Company or the Subsidiary and shall afford reasonable access to the Company's or the Subsidiary's relevant books and accounts and comply with all reasonable directions given by the Sellers Representatives.

12.9 In connection with the conduct of any dispute relating to a Claim for Taxation to which this Section applies:-


(i) the Sellers Representatives shall keep the Buyer and the Company or the Subsidiary informed of all relevant matters and the Sellers Representatives shall forward or procure to be forwarded to the Buyer copies of all correspondence and other written communications pertaining to the Company or the Subsidiary;

(ii) the appointment by the Sellers Representatives of solicitors or other professional advisers shall be subject to the prior approval in writing of the Buyer (not to be unreasonably withheld or delayed);

(iii) the Sellers Representatives shall not make any settlement or compromise of the dispute, (nor agree any matter in its conduct) which is likely to increase the future Liability to Taxation of the Company or the Subsidiary, without the prior approval in writing of the Buyer (not to be unreasonably withheld or delayed);

(iv) if any dispute arises between the Company or the Subsidiary and the Sellers Representatives as to whether the Claim for Taxation or
          Liability  to  Taxation  should  at any  time  be  settled  in full or contested in whole or in part, the dispute shall be referred for a decision to a Queen's Counsel (or where relevant the appropriate foreign equivalent) of at least ten years standing with expertise in the relevant area of law, appointed by agreement between the Buyer and the Sellers Representatives, or (failing agreement) upon the application of either party to the President of the Law Society of Scotland or where relevant the appropriate foreign equivalent. Such Counsel shall be asked to advise whether, in his opinion, an appeal against the Claim for Taxation or Liability to Taxation, would on the balance of probabilities, be likely to succeed. If the opinion of such Counsel is to the effect that on the balance of probabilities the appeal would be likely to succeed then an appeal may be made if the Sellers so decide. If the opinion of such Counsel is to the effect that on the balance of probabilities an appeal against the Claim for Taxation or Liability to Taxation would not succeed then the Claim for Taxation or Liability to Taxation shall be settled as soon as practicable. Any further dispute arising between the Sellers and the Company or the Subsidiary as to whether any further appeal should be pursued following determination of an earlier appeal (whether or not in favour of the Company or the Subsidiary) shall be resolved in a similar manner.

         The Company or the Subsidiary shall be at liberty without reference to the Sellers to admit, compromise, settle, discharge or otherwise deal with any Claim for Taxation or Liability to

         Taxation  if  the  Sellers   Representatives   do  not  give  or  delay
         unreasonably in giving any such request as is mentioned in Section 12.8 above within twenty eight days notice to the Sellers Representatives.

                                   SECTION 13
                                   TERMINATION

13.1     Termination

         (a) Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated at any time by:

                  (i) the written consent of the Buyer and all of the Sellers or the Sellers' Representatives on behalf of the Sellers provided or supplied by Closing;

                  (ii) either the Buyer or the Sellers or the Sellers' Representatives on behalf of the Sellers if the Closing does not occur before December 31 1998; provided, however, that the party seeking termination under this Section 13.1 (a) (ii) shall not have prevented the Closing from occurring or committed a breach of Section 7.26 which has prevented Closing from occurring;

                  (iii)    the  Buyer,  if any of the  conditions  set  forth in
                           Section 8 shall have become incapable of fulfilment on or prior to December 31 1998, and shall not have been waived by the Buyer in so far as capable of waiver provided the Buyer shall not have prevented any such conditions from being fulfilled or committed a breach of Section 7.26;

                  (iv) the Sellers' Representatives on behalf of the Sellers, if any of the conditions set forth in
                           Section 9 shall have become incapable of fulfilment on or prior to December 31 1998, and shall not have been waived by the Sellers' Representatives on behalf of the Sellers provided none of the Sellers shall have prevented any such conditions from being fulfilled or committed a breach of Section 7.26;

         (b) In the event of the termination of this Agreement by the Buyer or Sellers' Representatives on behalf of the Sellers pursuant to this Section 13.1, written notice thereof shall promptly be given to the other party or parties and, except as otherwise provided herein, the transactions contemplated by this Agreement shall be terminated, without further action by any party.

13.2     Effect of Termination

         (a)      Upon the  termination  of this  Agreement in  accordance  with
                  Section 13.1, this Agreement shall forthwith become null and void save for this Section, and Sections 11, 14.2, 14.3, 14.4 and 14.5 and 14.6, without any liability on the part of the parties hereto, and all obligations of the parties shall terminate except those set out in this Section 13.2 (a) and Sections 14.2, 14.3, 14.4,14.5 and 14.6. For the avoidance of doubt Section 11.4 shall survive termination of this Agreement. The parties agree that if this Agreement is terminated pursuant to Section 13.1 by the Buyer by reason of Sellers' failure or any of them to comply with the covenant contained in Section 7.18, the Funding Sellers shall promptly reimburse the Buyer the whole amount of its actual legal, accounting, other professional and additional costs and disbursements incurred in connection with the transactions contemplated herein but not exceeding the amount of $400,000 and shall have no other liability or obligation. The Buyer after evidence of such costs being given to the Sellers Representatives shall only be entitled to collect these sums from each of the Funding Sellers in the proportions set out opposite their respective names in Section 7.18.


                                   SECTION 14
                                  MISCELLANEOUS


14.1     Fees

         On Closing the Buyer shall make arrangements to pay the fees (including
         VAT) and out-of-pocket expenses in respect of the transaction contemplated hereby to those advisers whose names are listed in
         Schedule 14.1 subject to the Buyer being reasonably satisfied that the whole amount of the Funding has been received by the Company which fees shall include any amounts paid to such advisers prior to Closing in respect of this transaction (and such advisers shall account for such sums to their respective clients).

14.2     Non Solicitation

         14.2.1 If this Agreement does not become unconditional, the Buyer covenants with each of the Sellers, the Company and the Subsidiary that, for a period of 2 years from the date hereof, it shall not solicit or induce any of the Company (or the Subsidiary's) employees to leave their employment;

         14.2.2 The Buyer undertakes that the statutory merger which it is about to undertake will not, of itself, trigger termination of options in the Buyer to be granted under this Agreement.

14.3     Confidentiality/Buyer

         The Buyer hereby covenants with the Company for itself and also for the Subsidiary and with each of the Sellers that from the date hereof until Closing and as from any termination of this Agreement, the Buyer will hold, and will use its best efforts to cause its affiliates, officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential and proprietary information disclosed by or on behalf of the Company or the Subsidiary orally or in writing with respect to their respective businesses and operations ("Company Confidential Information"), except to the extent that such information can be shown to have been (i) previously known on a non-confidential basis by the Buyer, (ii) in the public domain through no fault of the Buyer or (iii) later lawfully acquired by the Buyer from sources other than the Company or the Subsidiary or any Seller or their respective agents. If the Closing does not occur the Buyer agrees that (i) it shall not use any of the Company Confidential Information now or hereafter received or obtained in furtherance of its business, or the business of anyone else and shall return the same promptly to the Company (ii) it will use its best efforts to cause its affiliates, officers, directors, employees, accountants, counsel, consultants, advisors and agents to destroy or deliver to the Company, upon request, all such Company
         Confidential Information, obtained by the Buyer that contain or constitute Company Confidential Information.

14.4     Confidentiality/Seller

         Each of the Sellers hereby covenants that from the date hereof until Closing and as from any termination of this Agreement, the each of the Sellers will hold, and will use its best efforts to cause his affiliates, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential and proprietary information disclosed by or on behalf of the Buyer orally or in writing with respect to its businesses and operations ("Buyer Confidential Information"), except to the extent that such information can be shown to have been (i) previously known on a non-confidential basis by any of the Sellers, (ii) in the public domain through no fault of any of the Sellers or (iii) later lawfully acquired by any of the Sellers from sources other than the Buyer. If the Closing does not occur each of the Sellers agrees that (i) he shall not use any of the Buyer Confidential Information now or hereafter received or obtained in furtherance of his business, or the business of anyone else and shall return the same promptly to the Buyer (ii) he will use its best efforts to cause his affiliates, accountants, counsel, consultants, advisors and agents to destroy or deliver to the Buyer, upon request, all such Buyer Confidential Information, obtained by him that contain or constitute Buyer Confidential Information.

4.5      Public Announcements

         Each of the Sellers and the Buyer agrees that he or it shall not issue, prior to the Closing Date, any press release or make any public statement in respect of this Agreement or the transactions contemplated hereby or by the documents to be entered into pursuant hereto without the prior written consent of the Sellers' Representatives on behalf of the Sellers and the Buyer, save as may be required by applicable law or regulation (including regulations of the NASDAQ Small Cap Market). If the Closing does not take place, the Buyer shall forthwith hand over or procure the handing over of all accounts, records, documents and papers of or relating to the Sellers and the Company and the Subsidiary which shall have been made available to it including the Disclosure Letter any Supplemental Disclosure Letter and their annexures and all copies or other records derived from such materials, and expunge any information derived from such materials or otherwise concerning the subject matter of this Agreement from any computer, word processor or other device containing information, provided that this shall not apply to information available from public records or information acquired by the Buyer otherwise than from the Sellers. For the avoidance of doubt the Buyer's legal or financial advisers shall be entitled to retain papers, records and documents reasonably necessary to be retained as evidence of work done.

14.6     Whole Agreement

         This Agreement, together with its Schedules and Exhibits and other documents to be entered into pursuant hereto, contains the whole agreement between the parties relating to the transactions provided for therein. This Agreement and the Schedules and Exhibits, and the documents to be entered into pursuant hereto supersede all previous agreements (if any) between such parties in respect of such matters (and it is hereby expressly agreed that the Letter of Intent dated 9 April 1998 between the Company, the Subsidiary and the Executive Directors shall be expressly superseded) and each of the parties acknowledges that, in agreeing to enter into this Agreement and the documents to be entered into pursuant hereto:-


(i) it has not relied on any pre-contractual statement, representation or opinion (whether oral or written and whether express or implied) made by any person;

(ii) the Buyer hereby waives any right which it has or may have to raise an action against any Seller based on innocent or negligent misrepresentation in respect of any statement, opinion or representation other than in respect of any breach of any of the Warranties expressly granted to the Buyer under Section 3 or the warranties expressly granted under Sections 5 or 10.5 of this Agreement liability for which shall be determined in accordance with
           Section 11;

(iii) Section 14.6 (ii) above shall not operate so as to exclude any remedies which the Buyer has or may have against the Sellers or any of them for any fraudulent misrepresentation.


14.7     Amendment and Modification

         This Agreement may be amended, modified or supplemented only by written agreement of each of the Sellers, the Company and the Buyer.

14.8     Sellers' Representatives

         14.8.1 Such of the Sellers ("the Investor Sellers") as hold in aggregate 80% in nominal value of the Investors Shares (as defined below) shall be entitled to appoint such person as they in their sole discretion shall decide (and to remove such person) as one of the Sellers' Representatives and his alternate for the purpose of performing the functions set out in this Agreement by notice in writing to the Buyer signed by or on behalf of the Investor Sellers and (in case of appointment) the relevant person accepting such appointment. The parties hereto agree that Barry Sealey shall be deemed to be the first such Sellers' Representative appointed at the date hereof pursuant to this Section 14.8.1.

         14.8.2 Such of the Sellers as hold in aggregate 60% in nominal value of the Ordinary Shares as at the date hereof other than the Investor Shares in issue at the date hereof (the "Other Shares") shall be entitled to appoint such person as they in their sole discretion shall decide (and to remove such person) as one of the Sellers' Representatives and his alternate for the purpose of performing the functions set out in this Agreement by notice in writing to the Buyer signed by or on behalf of such Sellers holding in aggregate 60% in nominal value of the Other Shares and (in case of appointment) the relevant person accepting such appointment all as set out in
                  Schedule 14.8. The parties hereto agree that Peter Wilson shall be deemed to be the first such Sellers' Representative appointed at the date hereof pursuant to this Section 14.8.2.

         14.8.3 Each of the Sellers undertakes to the Buyer that they shall use all reasonable endeavours to procure (i) that the number of Sellers' Representatives from time to time shall not be less than two and (ii) the Sellers Representatives perform their duties in terms of this Agreement.

         14.8.4 Each of the Sellers' Representatives alternates shall have full power and authority to carry out the functions of his appointer in his absence. An alternate shall be entitled to receive from the Buyer copies of any notices sent to his appointer. An alternate shall continue to be an alternate if his appointer ceases to be a Sellers' Representative unless and until the relevant Sellers remove him. Any appointment or removal or an alternate shall be by notice in writing delivered to the other Sellers' Representative and to the Buyer.

         14.8.5 For the purposes of this Section 14.8, "Investors Shares" means those ordinary shares in the Company which are held at the date hereof by Ann Gloag, Brian Souter, Andrew Sealey, Helen Sealey, Lady Margaret Elliot, Michael Rutterford, June Rutterford and EFG Reads Trustees Limited.

         14.8.6   Each   Seller   hereby   irrevocably   grants   the   Sellers'
                  Representatives acting unanimously full power and authority on behalf of such Seller:


(i) to waive any of the conditions set out in section 9 of this Agreement in their absolute discretion or to agree that all or any of such conditions are fulfilled or satisfied for the purpose of this Agreement and to confirm the same to the Buyer in writing;

(ii) to (a) dispute or refrain from disputing any Relevant Claim made by the Buyer under this Agreement; (b) remedy or seek to remedy the
          circumstances   giving  rise  to  such  a  claim;  (c)  negotiate  and
          compromise any such claim where so permitted in terms of this Agreement; (d) engage lawyers, attorneys and agents; (e) execute any settlement agreement, release or other document with respect to such claim; (f) refer or agree to refer to a Scottish Queen's Counsel the question of whether or not there is a reasonable prospect of defending such a claim within specified cost parameters; (g) operate under the Escrow Agreement in accordance with its terms;

(iii) to give or agree to any and all consents and waivers deemed by the Sellers' Representatives in their sole discretion to be necessary or appropriate under this Agreement and, in each case, and, if appropriate to return the same to such Seller to deliver any documents that may be necessary or appropriate in connection therewith; and

(iv) to give such instruction or take such action or refrain from taking such action in relation to this Agreement as the Sellers' Representatives deem in their sole discretion necessary or appropriate;

(v)       to execute and deliver the Escrow Agreement;

(vi) to accept in such Seller's name and on such Seller's behalf share certificates in respect of the MicroFrame Shares deliverable pursuant to Section 1.2, such certificates to be sent to each of the Sellers at such Seller's address as set out in Schedule 1 by recorded delivery at such Seller's sole risk and to deliver to the Escrow Agent the Escrowed MicroFrame Shares;

(vii) to accept delivery of such Seller's share certificates and share transfers pursuant to Section 1.3;

(viii) to execute and deliver in the name and on behalf of such Seller any and all Closing documents, receipts or certificates required to be delivered hereunder or in connection with any agreements contemplated hereunder;

(ix) to receive from the Buyer a list in the form set out in Schedule 7.28 (the "Closing Share Allocation List") which sets out the MicroFrame Shares including the Escrowed MicroFrame Shares to which each of the Sellers is entitled as calculated in accordance with Section 1.2 and to consult and agree the same with the Buyer; and

(x)       to terminate this Agreement under Section 13

          14.8.7  Each Seller hereby agrees that:


(i) if either of the Sellers' Representatives resigns or is removed or otherwise ceases to function in his capacity as such for any reason whatsoever, the sole Sellers' Representative shall be authorised to act together with the alternate of the other Sellers' Representative on behalf of the Sellers under this Section 14.8.7 until a second Sellers' Representative is appointed;

(ii) the authority of the Sellers' Representatives hereunder shall be effective until the rights and obligations under this Agreement shall have terminated;

(iii)     there shall at no time be more than two Sellers' Representatives;

(iv) the Sellers Representatives shall be authorised to carry out the functions ascribed to them under this Agreement and the Escrow Agreement.

         14.8.8 In carrying out their functions hereunder, the Sellers' Representatives shall be entitled to exercise their discretion and shall not be obliged to consult with the Sellers, provided that if the Sellers' Representatives elect to consult with the Sellers, such consultation shall not in any way affect the right of the Sellers' Representatives to exercise their discretion as aforesaid. The acts of the Sellers' Representatives carried out in terms of this Agreement and the Escrow Agreement shall in all circumstances bind the Sellers.

14.9     Waiver of Compliance: Consents

         Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, undertaking, agreement or condition herein may be waived by the party entitled to the benefits thereof only by written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel or personal bar or acquiescence with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of a party, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 14.9.

14.10    Notices

         All notices and other communications hereunder shall be given or served by personal delivery or by registered or certified mail (return receipt requested), postage prepaid, or by facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

         If to the Buyer, to:

                  MicroFrame, Inc.
                  21 Meridian Avenue
                  Edison, New Jersey  08820
                  Attention:  Stephen B. Gray
                  Fax No.: 732-494-4570
                  with copies to:

                  James Alterbaum, Esq.
                  Parker Chapin Flattau & Klimpl, LLP
                  1211 Avenue of the Americas
                  New York, New York 10036
                  Fax No.: 212-704-6288

                  Kathleen Stewart
                  Semple Fraser W.S.
                  10 Melville Crescent
                  Edinburgh EH3 7LU
                  Fax No.: 0131 623 7201
                  ("Buyer's UK Legal Advisers")

         If to the Company, to:

                  SolCom Systems Limited
                  SolCom House
                  Meikle Road
                  Kirkton Campus
                  Livingston EH54 7DE
                  Scotland
                  Fax No.: 1506-461-717

         If to the Sellers or any of the Sellers, to each of them at their respective addresses set out in Schedule 1 with a copy to:

                  Michael Sloyer Esq
                  Mayer Brown Platt
                  1675 Broadway, New York, New York 1009 5820
                  Fax No : 001-212-262-1910

         and

                  Marian Glen
                  Shepherd & Wedderburn
                  155 St. Vincent Street
                  Glasgow G2 5WR
                  Scotland, UK
                  Fax No : 0141-565-1222

         If to the Sellers' Representatives, to both of them and with a copy to their alternates at their respective addresses set out in Schedule
         14.10 with a copy to Michael Sloyer and Marian Glen (whose contact details are set out above). If a new Sellers' Representative or alternate is appointed, written notice of such appointment with relevant contact details for the purpose of this Section 14.10 shall be sent to the Buyer as soon as practicable after the relevant appointment.

         All such notices and other communications shall be deemed given or delivered or served when received, or 48 hours after mailing, or 24 hours after facsimile whichever occurs first and in proving service by mail it shall be necessary to prove that the communication was duly addressed and posted in accordance with this Section.

14.11    Assignation

         This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs and their respective successors and permitted assignees. The Buyer's rights hereunder may only be assigned to any affiliate of the Buyer, and then solely in connection with a corporate reorganisation of the Buyer provided that the surviving entity resulting from such reorganisation shall continue the business and operations of the Buyer and shall assume all of the rights and obligations of the Buyer hereunder. Neither the Company nor any Seller may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Buyer. The Buyer shall not be entitled to transfer its obligations under this Agreement. If the Buyer assigns its rights hereunder in accordance with Section 14.11 Section 4 shall continue to apply and reference therein to "the Buyer" shall be deemed to include a reference to the relevant assignee.


14.12    Governing Law


(a) Subject as set forth in this Section this Agreement shall be construed in accordance with and governed by the laws of Scotland.

         Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement as so construed and governed shall be brought against any of the parties in the Court of Session, Edinburgh, Scotland and each of the parties hereby submits in respect of such matters to the exclusive jurisdiction of such Court (and the appropriate appellate court) in any such action or proceeding.

         The Buyer hereby undertakes to each of the parties hereto that it shall observe the provisions of this Section 14.12 (a) and it shall not raise any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement in respect of such matters in any Court other than the Court of Session in Edinburgh.

(b) Solely for the purposes of establishing as a matter of fact whether a warranty given by the Sellers in terms of which it is warranted that the requirements of any piece of American legislation or any regulations made in terms thereof has been breached or not, the parties agree that the words and phrases within such legislation or regulations will be interpreted in accordance with the law of the state of New York. For the avoidance of doubt nothing in this section shall affect the governing law provisions in Section 14.12 (a).

(c) All matters whatsoever in connection with, or relating to, any U.S. securities laws or regulations contained in this Agreement ("Securities Matters") namely those set out in Sections 5.1 (d); 5.2; 6.1(e), (h) and (i); 7.16; 7.20.1 (second paragraph), 7.20.2 (last paragraph), 7.32; 8 (i), (j), (k) and (l); 9 (m), (n), (o) and (p), shall be governed by and construed in accordance with the federal laws of the United States (regardless of the laws that might otherwise govern under applicable principles of choice or conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies. Jurisdiction and venue of any suit or action to enforce any provisions contained in this Agreement in connection with any Securities Matters shall rest solely in the federal courts located in the State of New York, County of New York and the Buyer, the Company and each Seller hereby submit to the personal jurisdiction of the federal courts located in the State of New York, County of New York for the purpose of resolving any and all matters arising under or in respect of this Agreement in connection with any Securities Matters and agree that personal service upon each such party may be made by delivery thereof to such party at the address specified herein (which, in the case of service upon any Seller, shall include service upon the Sellers' Representatives).

14.13    Exchange Rate

         For purposes of this Agreement, the exchange ratio between U.S. dollars and U.K. pounds sterling in connection with any references to U.S. dollars contained herein shall be $1.6319 for each U.K. pound sterling.

14.14    Severability

         The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof.

IN WITNESS WHEREOF, the parties have subscribed this Agreement as follows:


SUBSCRIBED at                                          on
for and on behalf of Anderson Strathern Nominees Limited by John Kerr, Director in the presence of




SUBSCRIBED at on for and on behalf of Frances Loretta DeLaura by Peter Atholl Wilson her duly appointed attorney in the presence of:




SUBSCRIBED at                                          on
for and on behalf of Andrew Edward Sealey, Helen Sealey, Brian Souter, Lady Margaret Elliott and Ann Heron Gloag by Barry Sealey, their duly appointed attorney in the presence of:




SUBSCRIBED at on by William Hugh Evans, a trustee of The Hugh Evans Family Trust constituted by Declaration of Trust dated September 13 1997 in the presence of:




SUBSCRIBED at                                          on
by Keith Laing in the presence of:




SUBSCRIBED at                                          on
by Keith Laing for and on behalf of Colin Laing as his duly appointed attorney in the presence of:




SUBSCRIBED at on by Peter James MacLaren for himself and and for and on behalf of Elizabeth Marie McQuillan as her duly appointed attorney in the presence of:




SUBSCRIBED at on by John Kerr as the duly appointed attorney of EFG Reads Trustees Limited the present and sole trustee of Mrs J G Rutterford's 1991 Trust in the presence of:




SUBSCRIBED at on by John Kerr as the duly appointed attorney of EFG Reads Trustees Limited the present and sole trustee of M D Rutterford's 1991 Trust in the presence of:

SUBSCRIBED at                                          on
by William Hugh Evans in the presence of:




SUBSCRIBED at                                          on
by John Kerr as the duly appointed attorney of June Georgina
Rutterford in the presence of:




SUBSCRIBED at                                          on
by John Kerr as the duly appointed attorney of Ali Reza Taheri in the presence of:




SUBSCRIBED at                                          on
by Peter Atholl Wilson for himself and separately as guardian of Alison Elizabeth Wilson in the presence of:




SUBSCRIBED at                                          on
by Michael David Rutterford in the presence of:




SUBSCRIBED a                                          on
for and on behalf of the Company by Peter Atholl Wilson, Director in the presence of:




SUBSCRIBED at                                          on
for and on behalf of MicroFrame Inc. by John McTigue, its Chief
Financial Officer, in the presence of:

                            SHARE PURCHASE AGREEMENT
                 with respect to all of the issued share capital

                                       of

                             SolCom Systems Limited

                                    AGREEMENT

                                      among

                                 MICROFRAME, INC

                                       and

                                     OTHERS

                                       and

                             SOLCOM SYSTEMS LIMITED




                               SEMPLE FRASER W.S.
                                   Solicitors
                               10 Melville Street
                                EDINBURGH EH3 7LU
                               Tel: 0131 623 8777
                               Fax: 0131 623 7201

                                    AGREEMENT

                                      among


                              MICROFRAME, INC a New
                               Jersey corporation
                              having its principal
                              office at 21 Meridian
                               Avenue, Edison, New
                              Jersey 08820, U.S.A.
                                  (the "Buyer")

                                       and

                                THE PERSONS whose
                               names and addresses
                                are set forth in
                             columns 1 and 2 of the
                                Schedule annexed
                                 hereto (each, a
                                  "Seller" and
                                collectively the
                                   "Sellers")

                                       and

                             SOLCOM SYSTEMS LIMITED
                             a company incorporated
                               under the Companies
                             Act 1985 of the United
                             Kingdom and having its
                              registered office at
                              Solcom House, Meikle
                              Road, Kirkton Campus,
                                Livingston ("the
                                    Company")


WHEREAS

A The parties hereto entered into an agreement on 14th and 17th August 1998 providing, subject to the fulfilment of certain conditions, for the sale and purchase of the whole ordinary issued share capital of the Company;

B The parties hereto wish to make certain amendments to the terms, conditions and provisions of the sale and purchase agreement referred to above and to document certain other arrangements agreed between them.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS

1.       INTERPRETATION AND DEFINITIONS

         1.1 In this agreement unless otherwise specified or the context otherwise requires:

                  (i) reference to the "Sale and Purchase Agreement" shall mean the sale and purchase agreement referred to in the first recital hereto, and

                  (ii) the provisions set out in the "Interpretation" section (A) of the Sale and Purchase Agreement shall apply herein as therein subject to such amendments as are set out herein, and

                  (iii)    "the/this   Amendment   Agreement"  shall  mean  this
                           agreement, and

                  (iv)     "clauses"  shall  mean   clauses  of  this  Amendment
                           Agreement.

                           1.2 In construing this Amendment Agreement the euisdem generis rule shall not apply and accordingly the interpretation of general words shall not be restricted by being preceded by words indicating a particular class of acts, matters or things or being followed by particular examples, and

                           1.3 In this Amendment Agreement the headings to clauses are used for convenience only and shall not affect the construction hereof, and

                           1.4 Reference in the Sale and Purchase Agreement to "the/this Agreement" shall be deemed to be a reference to the Sale and Purchase Agreement as amended by the Amendment Agreement.

         2.       AMENDMENTS TO SALE AND PURCHASE AGREEMENT

                           2.1 With effect on and from the date of final execution hereof it is agreed by and among the parties hereto that the terms, conditions and provisions of the Sale and Purchase Agreement shall be amended as follows:-

                                    (a)     In the fourth  recital the words "as
                                            amended by an agreement  amongst the
                                            same parties  dated on or around the
                                            final  date  of   execution  of  the
                                            Amendment   Agreement   (the   "LIFE
                                            Amendment   Agreement")"   shall  be
                                            inserted at the end thereof, and

                                    (b)     The  fifth recital shall be deleted,
                                            and

                                    (c)     In the sixth recital, the words "and
                                            the  Buyer   intends  to  place  the
                                            Company in  sufficient  funds on and
                                            following  Closing  to so redeem all
                                            of  the  CULS  in 12  equal  monthly
                                            payments  from  Closing  to the  day
                                            being    the    eleventh     monthly
                                            anniversary  of  the  Closing  Date"
                                            shall be  inserted  after  "July 23,
                                            1998" in the last line thereof, and

                                    (d)     In   the   Interpretation    Section
                                            (A)(i), the words "and the amendment
                                            agreement  entered  into  among  the
                                            Sellers,  the Buyer and the  Company
                                            dated on or around December 21, 1998
                                            in terms of which the parties hereto
                                            agreed  to amend  the  terms of this
                                            Agreement  with effect from the last
                                            date of execution  of the  amendment
                                            agreement      (the       "Amendment
                                            Agreement")"  shall  be added at the
                                            end thereof, and

                                    (e)     In the  Interpretation  Section (F),
                                            the second to seventh  lines thereof
                                            inclusive  shall be deleted  and the
                                            following  substituted therefor "the
                                            30,000     cumulative     redeemable
                                            preference  shares of (pound)1  each
                                            in  the   capital  of  the   Company
                                            registered   in  the   name  of  and
                                            beneficially    owned   by   Lothian
                                            Investment   Fund   for   Enterprise
                                            Limited", and

                                    (f)     In   Section    1.2.1   the   number
                                            "2,675,401" shall be substituted for
                                            the  number  "5,800,000",   and  all
                                            references  to "c" shall be  deleted
                                            as well as the  words  from "and 'c'
                                            equals .......  Closing Date" in the
                                            tenth and  eleventh  lines  thereof,
                                            and

                                            the words  from  "Without  prejudice
                                            .............  Consideration"  shall
                                            be   deleted   and   the   following
                                            substituted  thereof  "In the  event
                                            that  the  condition  set  forth  in
                                            Section 8 (r)(ii)  is not  satisfied
                                            for  any   reason   whatsoever   the
                                            parties    explicitly    agree   and
                                            acknowledge  that  the  Buyer  shall
                                            have   the   option   in  its   sole
                                            discretion either (i) not to proceed
                                            to Closing  with no liability to the
                                            Buyer or the Sellers or (ii) proceed
                                            to  Closing   in  which   event  the
                                            aggregate consideration for the sale
                                            of the Shares  shall be reduced by a
                                            number   equal   to   15%   of   the
                                            Consideration  or in the event  that
                                            the  warranty  set out in clause 3.6
                                            of the Amendment Agreement is agreed
                                            or  proved  to  have  been  breached
                                            before     Closing    the    parties
                                            explicitly   agree  and  acknowledge
                                            that, that part of the Consideration
                                            attributable    to   the   Executive
                                            Directors  shall  be  reduced  by  a
                                            number  equal to the amount by which
                                            the management  accounts referred to
                                            in   clause   3.6  are   understated
                                            divided by $2.75", and

                                    (g)     In Section 1.4, the numbers "186206"
                                            "186206"  and  "93103"  respectively
                                            shall be substituted for the numbers
                                            "400,000",  "400,000"  and "200,000"
                                            where they  appear in the  eleventh,
                                            twelfth and fourteenth lines thereof
                                            and the  number  "465515"  shall  be
                                            substituted     for    the    number
                                            "1,000,000"  in the  twenty-  eighth
                                            line  thereof,  and  the  words  "as
                                            amended by the agreement amongst the
                                            Buyer,  the  Sellers,  the  Sellers'
                                            Representatives and the Escrow Agent
                                            annexed  hereto as  Exhibit  AA (the
                                            "Escrow Amendment  Agreement") shall
                                            be  inserted  after the words  "(the
                                            "Escrow  Agreement")"  in the thirty
                                            third line thereof, and

                                    (h)     In  Section  2, the  words  and date
                                            "June 30, 1999" shall be substituted
                                            for the words and date "December 31,
                                            1998" in the fifth line thereof, and

                                    (i)     In Section 3.58,  all  references to
                                            "The Supplemental Disclosure Letter"
                                            shall be deleted, and

                                    (j)     In Section 4 (including Sections 4.1
                                            to   4.26   and   the   introductory
                                            paragraph thereto) all references to
                                            Section  10.2  and the  Supplemental
                                            Disclosure  Letter shall be deleted;
                                            and

                                    (k)     In  Section  4 the  words  ", in the
                                            case  of  the  warranties  given  in
                                            Section  10.5,"  shall  be  inserted
                                            after the words  "Agreement  and" in
                                            the  fourth  line  thereof  and  the
                                            words  "in  each   case"   shall  be
                                            deleted from the third line thereof,
                                            and

                                    (l)     In  Section  4.15 the words  "before
                                            or" shall be inserted after the word
                                            "done" on the third line thereof and
                                            the  words  "and the  Sellers  shall
                                            have   no   liability    under   the
                                            Warranties,  Section 10.5 or Section
                                            12  in  respect   of  such   knowing
                                            creation or  increase in  liability"
                                            shall be  inserted  after  the words
                                            "Section   12"  in  the  fifth  line
                                            thereof , and

                                    (m)     In Section 4.24, the words "or under
                                            Sections  7.18  or  Schedule   7.18"
                                            shall be deleted, and

                                    (n)     The  existing  Section 4.26 shall be
                                            deleted,     and    the    following
                                            substituted  therefor  "The  Sellers
                                            shall not be liable  for any  breach
                                            of  Warranty  where the  breach  has
                                            been solely and  directly  caused by
                                            the failure of the Buyer to meet its
                                            obligations   under   clauses   3.1,
                                            3.2(a)  and  3.3  of  the  Amendment
                                            Agreement  provided that the Buyer's
                                            failure   has  not  been  caused  by
                                            inaccurate  information  supplied to
                                            the  Buyer  for  the   purposes   of
                                            meeting such  obligations  or by any
                                            failure  to provide  information  in
                                            due time.", and

                                    (o)     In  Section  5.1(c),  the words "the
                                            CULS  and the  sum of  (pound)40,000
                                            advanced as a loan by Michael  David
                                            Rutterford and another in the period
                                            prior  to  the   execution   of  the
                                            Amendment   Agreement   "  shall  be
                                            inserted  after  the word  "Date" on
                                            the last line thereof, and

                                    (p)     In Section 7, the following sentence
                                            shall  be  added  to the  end of the
                                            introductory  paragraph  immediately
                                            prior to Section 7.1

                                            "Where the Executive Directors,  the
                                            Company   or  one  or  more  of  the
                                            Sellers  covenant(s) or undertake(s)
                                            to do or not to omit to do  anything
                                            in  terms  of this  Section  7,  the
                                            Buyer  shall  not   voluntarily  and
                                            deliberately  do anything  and shall
                                            use its best  endeavors  to  procure
                                            that its officers  and  employees do
                                            not  voluntarily or  deliberately do
                                            anything which it/they know would of
                                            itself   obstruct,    interfere   or
                                            inhibit  in any way the  performance
                                            of such covenant or  undertaking  by
                                            the Executive Directors, the Company
                                            or the Sellers (as  appropriate) and
                                            in so far as the  Buyer or others as
                                            aforesaid  shall  be  guilty  of any
                                            such   voluntary,   deliberate   and
                                            knowing  act  prior  to the  date on
                                            which Closing would  otherwise  have
                                            occurred  the  Buyer  shall  not  be
                                            entitled to rely on non  performance
                                            of   the   relevant    covenant   or
                                            undertaking  as a reason to  decline
                                            to  proceed  to  Closing in terms of
                                            Sections 8(b) and 13.1", and

                                    (q)     In Section 7.1 the words "and in any
                                            event the Buyer  hereby  consents to
                                            the   conversion   of  the  warrants
                                            referred  to in Section 8 (p)" shall
                                            be added at the end thereof, and

                                    (r)     In Section 7.7 the words "unless the
                                            Buyer or its  officers or  employees
                                            are already  actually  aware of such
                                            occurrence  or  incidence"  shall be
                                            inserted  after  the word  "loss" in
                                            the last line thereof, and

                                    (s)     In Section 7.14, the words "with the
                                            prior  written  consent of the Buyer
                                            (such consent not to be unreasonably
                                            withheld or
                                            delayed)"  shall be substituted  for
                                            the  words   "for  the   purpose  of
                                            .......... Section 7.18," and

                                    (t)     Section  7.18 shall be  deleted  and
                                            the following substituted therefor:

"7.18    Additional Undertakings
                           7.18.1 The Company undertakes to the Buyer in the period between the date of final execution of the Amendment Agreement to Closing, without prejudice to but notwithstanding the foregoing provisions of this Section, as follows:-

                                    (a)     to  deliver  to the  Buyer  ten (10)
                                            days in  advance  of  each  calendar
                                            month a revenue and  capital  budget
                                            for the calendar  month  immediately
                                            following and to adopt the same only
                                            with the prior approval of the Buyer
                                            (given or refused  within  three (3)
                                            business  days  (meaning  a day when
                                            banks in  Scotland  and New  Jersey,
                                            U.S.A.   are  open  for  all  normal
                                            banking  business)  of  delivery  of
                                            such budget by the  Company.  In the
                                            event of refusal the Buyer shall set
                                            out in reasonable detail its reasons
                                            for  refusing  and where the Company
                                            then  resubmits the relevant  budget
                                            the   foregoing   provisions  as  to
                                            approval or refusal shall apply) and
                                            to ensure that the operations of the
                                            Company  during  that  month  do not
                                            result  in any  expenditure  or loss
                                            having an adverse impact (meaning by
                                            more than  $50,000) on the projected
                                            figures  contained in such  budgets,
                                            and

                                    (b)     to deliver  to the Buyer  within ten
                                            (10)   days   of  the  end  of  each
                                            calendar  month  monthly  management
                                            accounts  including  profit and loss
                                            accounts for the calendar  month and
                                            year  to  date  with  comparison  to
                                            budget,  cash flow for the  calendar
                                            month   and   year  to   date   with
                                            comparison  to budget,  and  balance
                                            sheet  with   comparison  to  budget
                                            together  with  a  report  by  Peter
                                            MacLaren  whom  failing  one  of the
                                            other  Executive  Directors  of  the
                                            Company  commenting  specifically on
                                            the key  features of the  management
                                            accounts,   reasons  for  variations
                                            from budget and any proposed  action
                                            to rectify negative variations, and

                                    (c)     to procure that there is e-mailed to
                                            the chief  financial  officer of the
                                            Buyer  on  the  Monday   immediately
                                            following  the end of each  calendar
                                            week the opening  and  closing  cash
                                            balances  from the books of  account
                                            of the  Company  in  respect of that
                                            week and details of all movements of
                                            cash in/out at bank.

                           7.18.2 The Company undertakes to the Buyer that, without prejudice to but notwithstanding the foregoing provisions of this Section or any other Section of this Agreement, during the period from the date of final execution of the Amendment Agreement to Closing except with the prior written consent of the Buyer (such consent being signed by the Chief Financial Officer of the Buyer) not to:

                                    (a)     incur any  material  (meaning  of an
                                            amount   in   excess   of   $50,000)
                                            expenditure  or  commitment  on  any
                                            individual  item (or an aggregate of
                                            individual  items  in  respect  of a
                                            related  matter) of a capital nature
                                            not provided for in the budgets
                                            approved by the Buyer as referred to
                                            in Section 7.18.1(a) and save in all
                                            events in  respect of  pursuance  of
                                            any obligation of and binding on the
                                            Company  pre-existing as at the last
                                            date of execution  of the  Amendment
                                            Agreement, or

                                    (b)     dispose of or agree to dispose of or
                                            grant any  option in  respect of any
                                            part of its assets  other than stock
                                            in the  ordinary and usual course of
                                            trading, or

                                    (c)     materially  vary  the  terms  of any
                                            Material  Contract  (as  defined  in
                                            Section 3.6), or

                                    (d)     borrow any money (except  borrowings
                                            from  the  Buyer   banks  and  other
                                            institutions  under the arrangements
                                            currently  in  force  at the date of
                                            the  Amendment  Agreement and in any
                                            event  except  where  the  Buyer has
                                            failed  to  comply  with  any of its
                                            funding   obligations  in  terms  of
                                            clauses  3.1,  3.2(a) and 3.3 of the
                                            Amendment  Agreement)  or  make  any
                                            payments  out of or  drawings on its
                                            bank  accounts  other than  payments
                                            made  in  the   ordinary  and  usual
                                            course of business, or

                                    (e)     grant  or issue or agree to grant or
                                            issue   any   mortgages,    charges,
                                            debentures or other  securities  for
                                            money or  redeem  or agree to redeem
                                            any such securities or give or agree
                                            to   give    any    guarantees    or
                                            indemnities  or similar  obligations
                                            (other  than  in  the  ordinary  and
                                            normal course of business), or

                                    (f)     appoint or dismiss  any  employee of
                                            the  Company  whose  entitlement  to
                                            basic  salary  under his contract or
                                            terms of
                                            employment exceeds $50,000 per annum
                                            (save  in  the  case  of a  rightful
                                            dismissal  in terms of the  relevant
                                            contract of employment), or

                                    (g)     alter the  terms of any  consultancy
                                            contract  or offer  to enter  into a
                                            consultancy contract or contract for
                                            services  (which would be if entered
                                            into  by  the   Company  a  Material
                                            Contract   (as  defined  in  Section
                                            3.6)) with any person or entity, or

                                    (h)     acquire  any  business or acquire or
                                            constitute any company,  corporation
                                            or  body  corporate  or  acquire  or
                                            subscribe   for   shares   or  other
                                            securities or any interest  therein,
                                            or

                                    (i)     pay any fees or  commissions  to any
                                            persons  other than fees  payable on
                                            arms-length  terms to a third  party
                                            who has rendered or will render bona
                                            fide   service   or  advice  to  the
                                            Company or within the  ordinary  and
                                            usual course of business and save in
                                            all events in  respect of  pursuance
                                            of any  obligation  of  the  Company
                                            pre-existing  as at the last date of
                                            execution    of    the     Amendment
                                            Agreement, or

                                    (j)     enter into or undertake any contract
                                            or  arrangement  other  than  in the
                                            ordinary   and   usual   course   of
                                            business    which    provides    for
                                            aggregate   payments  of  more  than
                                            $10,000 or enter  into any  contract
                                            or arrangement with its directors or
                                            any person or company  related to or
                                            connected  with any of its directors
                                            save for  contracts  referred  to in
                                            the Sale and Purchase Agreement.

                                            and generally, but without prejudice
                                            to the foregoing to consult with the
                                            Buyer with  reasonable  frequency as
                                            regards  the day to day  conduct  of
                                            the  business of the Company and the
                                            Subsidiary  and  procure  compliance
                                            with    each   of   the    foregoing
                                            provisions   of  this  Section  7.18
                                            mutatis  mutandis on the part of the
                                            Subsidiary," and

                                    (u)     In   Section   7.20.2,   the  number
                                            "2,675,401" shall be substituted for
                                            the number  "5,800,000" in the fifty
                                            first line thereof and the following
                                            shall be  inserted  as a new Section
                                            7.20.4:

                           "7.20.4 The Buyer hereby undertakes to each of Hugh Evans, Peter Wilson and Peter MacLaren that in the event of the consolidated revenues of the Buyers' Group (meaning the Buyer and each of its subsidiaries as defined in the Companies Acts) of the Company as verified by the audited consolidated financial statements of the Buyer's Group in respect of certain financial years reaching certain level then within fourteen
                                            (14) days of the end of the relevant
                                            financial year, the Buyer will enter
                                            into a second Stock Option  Contract
                                            for  performance  based  option with
                                            each such party substantially in the
                                            form   annexed   as   Exhibit  H  as
                                            follows:

                                            In the  event  of  the  consolidated
                                            revenues  of the  Buyer's  Group for
                                            the financial  year ending March 31,
                                            2000  exceeding   $$30,000,000,   in
                                            respect of 60,000 options to each of
                                            Hugh Evens and Peter Wilson provided
                                            the  relevant  ones of then have not
                                            resigned or been given notice by the
                                            Company  of the  termination  of his
                                            employment by the

                                            Company  of the  termination  of his
                                            employment   with  the  Company  and
                                            30,000  options  to  Peter  MacLaren
                                            provided he is still an employee of,
                                            or  consultant  to, the Company and,
                                            similarly,   in  the  event  of  the
                                            consolidated revenues of the Buyer's
                                            Group for the financial  year ending
                                            March     31,     2001     exceeding
                                            $60,000,000,   the  same  number  of
                                            options  to  each  of the  foregoing
                                            persons all as aforesaid."

                                    (v)     In Section 7.26,  the words and date
                                            "June 30, 1999" shall bd substituted
                                            for the words and date "December 31,
                                            1998"   in   the   fourteenth   line
                                            thereof,  and  the  following  words
                                            shall be inserted  between the words
                                            "substantial."   and  "The"  on  the
                                            twenty-fifth line thereof:


                                            "In   addition   to   (and   not  in
                                            substitution    for)    the    other
                                            obligations  on the Buyer  contained
                                            in  this  Section  7.26,  the  Buyer
                                            undertakes  to  use  its  reasonable
                                            endeavours  to  effect   Closing  by
                                            March  31,  1999 and to  obtain  all
                                            requisite   shareholder   and  other
                                            approvals  in  connection  with  the
                                            transactions    pursuant    to    or
                                            contemplated   by   this   Agreement
                                            required under applicable state law,
                                            federal   law  and  the   rules  and
                                            regulations    of    the    National
                                            Association  of  Securities  Dealers
                                            Authorised  Quitation  System.  Such
                                            reasonable   endeavours   shall   be
                                            deemed to include, without prejudice
                                            to the foregoing generality:  (a) as
                                            soon as  practicable  after the date
                                            of the Amendment Agreement filing an
                                            Information  Statement with the U.S.
                                            Securities  and Exchange  Commission
                                            ("SEC");  (b)  responding as soon as
                                            reasonably  practicable  to any  and
                                            all   comments   received   on  such
                                            Information  Statement  for  SEC and
                                            thereafter as soon as reasonably
                                            practicable amending the Information
                                            Statement  accordingly;  and  (c) as
                                            soon   as   reasonably   practicable
                                            filing  such   amended   version  or
                                            versions    of    the    Information
                                            Statement with the SEC."Statement

                                    (w)     In Section 7.30, the words from "and
                                            to .......... Section 7.18" shall be
                                            deleted, and

                                    (x)     Section 7.33 shall be deleted, and

                                    (y)     In Section 7.36 the following  words
                                            shall be  inserted  after  the words
                                            "LIFE  Agreement" in the second line
                                            thereof  "as  amended  by  the  LIFE
                                            Amendment Agreement", and

                                    (z)     Section 8(a) shall be deleted, and

                                    (aa)    Section  8(b) shall be  deleted  and
                                            the following  substituted  therefor
                                            "Each  Seller  shall  so  far as the
                                            Buyer   is   actually   aware   have
                                            performed   and   complied   in  all
                                            material respects with all covenants
                                            and  undertakings   required  to  be
                                            performed  or complied  with by such
                                            Seller under this  Agreement and the
                                            Company  shall  have  so  far as the
                                            Buyer is actually  aware complied in
                                            all  respects  with  Section 7.18 of
                                            this  Agreement and no  notification
                                            shall  have been  given to the Buyer
                                            under Section 7.7 of this Agreement,
                                            and

                                    (bb)    Section  8(c) shall be deleted,  and
                                            the following  substituted  therefor
                                            "Each   of   the    persons/entities
                                            referred  to  in  Section  14.1  and
                                            Schedule  14.1 shall have  confirmed
                                            to the Company in terms satisfactory
                                            to the Buyer that, in respect of the
                                            transactions   contemplated  hereby,
                                            there  will upon  payment in full as
                                            referred  to in  Section  14.1 be no
                                            grounds  upon which the  Company has
                                            or  could  have  any  obligation  or
                                            liability to pay any sums in respect
                                            of fees,  outlays  and/or charges to
                                            any such  persons  or  entities  and
                                            further  each  of  such  persons  or
                                            entities  shall have  confirmed,  in
                                            terms  satisfactory  to  the  Buyer,
                                            that so long as the  Buyer  complies
                                            with its  obligations  under Section
                                            14.1 to  make  monthly  payments  to
                                            such persons or entities, they shall
                                            not   instigate   any    proceedings
                                            (whether legal or otherwise) against
                                            the    Company    in    respect   of
                                            professional   fees  or  outlays  or
                                            charges  of any kind for a period of
                                            eleven   (11)    months    following
                                            Closing", and

                                    (cc)    In  Section  8(m) the  words  "Keith
                                            Baker" shall be deleted, and

                                    (dd)    Section  8(p) shall be deleted,  and
                                            the following  substituted  therefor
                                            "All existing  warrants to subscribe
                                            for ordinary  shares of 1 pence each
                                            in the capital of the Company  shall
                                            have  been  exercised  in  full  and
                                            shall  otherwise  be of no  effect",
                                            and

                                    (ee)    Section  8(q) shall be deleted,  and
                                            the following  substituted  therefor
                                            "The terms of any loans from Michael
                                            David Rutterford and/or Barry Sealey
                                            to the Company do not
                                            conflict with the repayment terms in
                                            respect   thereof   referred  to  in
                                            Section 14.1", and

                                    (ff)    Section  8(r) (i) shall be  deleted,
                                            and

                                    (gg)    Section 8 (u) shall be deleted, and

                                    (hh)    Section 8 (v) shall be deleted.

                                    (ii)    In Section 8(x) the words  "pursuant
                                            to  Section  7.18"  shall be deleted
                                            and the word "not" shall be inserted
                                            between   the  words   "shall"   and
                                            "have",  and the words "at  Closing,
                                            and the  terms  of all  the  CULS in
                                            issue shall have been altered to the
                                            reasonable satisfaction of the Buyer
                                            to  provide  for  redemption  by the
                                            Company  over a period  of 12 months
                                            on Closing  and in 11 equal  monthly
                                            instalments thereafter with a waiver
                                            of the  former  rights to redeem set
                                            out in clause  10 of the loan  stock
                                            instrument   constituting  the  CULS
                                            dated July 23, 1998 and the right to
                                            convert  set out in clause 6 of that
                                            instrument  " shall  be added at the
                                            end thereof, and

                                    (jj)    In Section  10.2 all  references  to
                                            "the     Supplemental     Disclosure
                                            Letter," the  "Warranties  set forth
                                            in  Section   3",  the   "Warranties
                                            contained in Section 3" and "Section
                                            10.3"  shall  be  deleted,  and  the
                                            words  "and  the  relevant   Sellers
                                            shall be  deemed  to so  warrant  in
                                            respect   of   clause   3.6  of  the
                                            Amendment  Agreement" shall be added
                                            after the  words "in all  respects",
                                            and the following  sentence shall be
                                            added  at the end  thereof  "For the
                                            avoidance  of doubt  the  Warranties
                                            set
                                            forth in Section 3 are given only on
                                            signing  of this  Agreement  and are
                                            not  repeated  at  Closing or at any
                                            other time", and

                                    (kk)    Section  10.3.1 and  Section  10.3.2
                                            shall be deleted, and

                                    (ll)    In  the  introductory  paragraph  of
                                            Section    10.5   the   words   "the
                                            Warranties set out in Section 3 and"
                                            shall be deleted, and

                                    (mm)    Section 10.5(b) shall be deleted and
                                            the following  substituted  therefor
                                            "All   warrants  to  subscribe   for
                                            shares in the capital of the Company
                                            have been  exercised in full and are
                                            otherwise  of no effect and with the
                                            exception of the Third Party Shares,
                                            the Shares  constitute  the whole of
                                            the  issued  share  capital  of  the
                                            Company, and the CULS constitute the
                                            only   loan    stocks   or   similar
                                            convertible    securities   in   the
                                            capital of the Company", and

                                    (nn)    In  Section  11, all  references  to
                                            "Section  13.2(a)" shall be deleted,
                                            and

                                    (oo)    In   Section   11.1  the  words  "or
                                            pursuant   to   clause   3  of   the
                                            Amendment  Agreement or Section 7.18
                                            of this Agreement (for breach of the
                                            latter  the Buyer  having  the right
                                            not to  close  pursuant  to  Section
                                            8(b) and not to any  other  remedy)"
                                            shall be  inserted  after  the words
                                            "the other  conditions  of Closing",
                                            and

                                    (pp)    In  Section  11.4,  the words "or in
                                            the case of the Company only, clause
                                            3 of the Amendment  Agreement" shall
                                            be inserted after the words "Section
                                            14.4", and

                                    (qq)    In  Section  11.5,  the  words  "(as
                                            updated  pursuant to Section  10.2)"
                                            and the words  "and  Schedule  7.18"
                                            shall be deleted, and the words "and
                                            (in the  case of those  Sellers  who
                                            are Executive Directors but no other
                                            Sellers) clause 3.6 of the Amendment
                                            Agreement   for  any   liability  in
                                            respect of a breach of Section  7.7"
                                            shall be  inserted  after  the words
                                            "Section 12", and

                                    (rr)    In  Section   11.7  $2.75  shall  be
                                            substituted   for  $3.12   where  it
                                            appears in the first  line  thereof,
                                            and

                                    (ss)    In Section 11.11 the words "or under
                                            clause   3.6   of   the    Amendment
                                            Agreement  or for any  liability  in
                                            respect of a breach of Section  7.7"
                                            shall be added after the words "this
                                            Agreement"   in  the   second   line
                                            thereof, and

                                    (tt)    In  Section  11.11.1  the  words "or
                                            claim   under   clause  3.6  of  the
                                            Amendment  Agreement  (for which the
                                            Executive  Directors shall be solely
                                            liable)  or  for  any  liability  in
                                            respect of a breach of  Section  7.7
                                            (for which the  Executive  Directors
                                            shall be  solely  liable)"  shall be
                                            added  after  the  words   "Relevant
                                            Claim"  in the first  line  thereof,
                                            and

                                    (uu)    In  Section  11.11.3,   the  numbers
                                            "186,206",   "186,206"  and  "93103"
                                            respectively  shall  be  substituted
                                            for the numbers "400,000", "400,000"
                                            and  "200,000"  where they appear in
                                            the fourth,  sixth and eighth  lines
                                            thereof, and

                                    (vv)    In  Section   11.11.5,   the  number
                                            "465515"  shall be  substituted  for
                                            the   number   "1,000,000"   in  the
                                            twelfth line thereof and the numbers
                                            "186,206",   "186,206"  and  "93103"
                                            shall be substituted for the numbers
                                            "400,000",  "400,000"  and "200,000"
                                            respectively   in  the   fourteenth,
                                            fifteenth   and   sixteenth    lines
                                            thereof, and

                                    (ww)    [intentionally blank], and

                                    (xx)    In  Section  11.16  the words "or in
                                            the  case  of  the  Buyer  $600,000"
                                            shall  be  added  after  the  figure
                                            "$400,000" where first used, and the
                                            following  shall be added at the end
                                            thereof "In the event of Closing not
                                            occurring  any liability on the part
                                            of the Buyer  for any  breach of any
                                            obligations  incumbent upon it under
                                            the  Amendment  Agreement  shall  be
                                            limited  to  and  shall  not  exceed
                                            $600,000  and the Buyer's  aggregate
                                            liability   for  breach   under  the
                                            Amendment  Agreement  and for breach
                                            of  Section  7.26  in the  event  of
                                            Closing  not   occurring   shall  be
                                            limited  to  $600,000  such  sum  or
                                            sums,  if payable,  to be payable to
                                            the  Sellers'   Representatives  for
                                            distribution  amongst the  Sellers",
                                            and

                                    (yy)    In Section  13.1(a) (ii),  (iii) and
                                            (iv),  the words and date  "June 30,
                                            1999" shall be  substituted  for the
                                            words and date  "December  31, 1998"
                                            where  they  appear  in  the  third,
                                            second  and  third   lines   thereof
                                            respectively, and

                                    (zz)    In  Section  13.2,  the words  "this
                                            Section  13.2(a)  and" and from "The
                                            parties agree that if this Agreement
                                            ..............    their   respective
                                            names  in  Section  7.18"  shall  be
                                            deleted, and

                                    (aaa)   In Section 14.1, the words "in equal
                                            monthly instalments over a period of
                                            12  months  commencing  on  Closing"
                                            shall be  inserted  after  the words
                                            "arrangements  to pay" and the words
                                            "in the aggregate  amounts delivered
                                            to the Buyer on or  around  the date
                                            of   execution   of  the   Amendment
                                            Agreement"  shall be inserted  after
                                            the  words  "Schedule  14.1" and the
                                            words  "subject  to the Buyer  being
                                            reasonably satisfied  ..............
                                            has been  received  by the  Company"
                                            shall be deleted,  and the following
                                            sentence  shall  be added at the end
                                            thereof  "On Closing the Buyer shall
                                            make  arrangements  to pay in  equal
                                            monthly  instalments  at Closing and
                                            on  each  of  the  following  eleven
                                            monthly  anniversaries  thereof  the
                                            amount of (pound)40,000 owing by the
                                            Company to Michael David  Rutterford
                                            and  Barry  Sealey  jointly  against
                                            delivery to the Buyer of a waiver in
                                            the agreed form", and

                                    (bbb)   the whole of Schedule  7.18 shall be
                                            deleted, and

                                    (ccc)   In Section 14.11 the words "or under
                                            the  Amendment  Agreement"  shall be
                                            inserted after the word  "hereunder"
                                            on the fourth  line  thereof and the
                                            word  "hereunder"  in the tenth line
                                            thereof and the word  "Agreement" in
                                            the  twelfth  line  thereof  and the
                                            words  "or   under   the   Amendment
                                            Agreement (as appropriate)" shall be
                                            inserted after the word  "hereunder"
                                            on the eighth line thereof.

         2.2 Save as aforesaid the terms, conditions and provisions of the Sale and Purchase Agreement shall remain in full force and effect.

3.       NEW UNDERTAKINGS

                           3.1 The Buyer has prior to the date hereof advanced and will continue to advance certain sums to the Company to meet cash requirements of the Company for the purpose of enabling it to meet its obligations/arrangements to the Buyer under a contract(s) for the supply of RMON technology and Networx technology constituted by a course of dealing. The Buyer undertakes to continue to supply certain sums to the Company for the foregoing purposes and to the extent reasonably required for the foregoing purposes in the period up to Closing. A certificate under the hand of the chief financial officer of the Buyer shall in the absence of manifest error be conclusive and binding on the parties hereto as to the aggregate amount so advanced at any time by the Buyer to the Company. The aggregate amount so advanced at any time is hereinafter referred to as "the loan".

                           3.2 The following provisions shall apply to the loan:-

                                    (a)     the loan shall be interest  free and
                                            the    whole    principal     amount
                                            outstanding  of the loan or any part
                                            thereof   shall  be  repayable   and
                                            repaid on demand served by the Buyer
                                            on the Company provided that no such
                                            demand in  respect of any amount not
                                            currently  due to the  Buyer  at the
                                            relevant  time  by  the  Company  on
                                            trading  account  (for the supply of
                                            goods or  services on an arms length
                                            basis)  shall be served by the Buyer
                                            prior to  Closing.  In the  event of
                                            Closing not occurring the

                                            Company  agrees to deliver up to the
                                            Buyer  (at the cost and  expense  of
                                            the  Company) in  repayment  or part
                                            repayment of the loan all materials,
                                            equipment,  cards  and  other  items
                                            prepared  for  supply  to the  Buyer
                                            under the foregoing  agreement(s) in
                                            respect  of which  the Buyer has not
                                            exercised  its  rights of set off or
                                            counter   claim   with    subsequent
                                            delivery  to the Buyer and valued at
                                            the normal sale price  therefor and,
                                            in any event,  the loan shall be and
                                            become immediately due and repayable
                                            and the Buyer  shall be  entitled to
                                            demand immediate  repayment  thereof
                                            in the event of the appointment of a
                                            receiver or receiver  and manager or
                                            administrative      receiver      or
                                            administrator   in  respect  of  the
                                            whole    or   any    part   of   the
                                            undertaking,  property and/or assets
                                            of the  Company,  or if an  order is
                                            made or an effective  resolution  is
                                            passed   for  the   winding   up  or
                                            liquidation   of  the  Company,   or
                                            (provided   the   following  is  not
                                            solely  and  directly  caused  by  a
                                            breach by the Buyer) if the  Company
                                            defaults  in the  payment  when  due
                                            under  the  terms  of  any  relevant
                                            agreement  of  any  principal  of or
                                            interest  on any other  indebtedness
                                            of or assumed by the Company, or the
                                            Company  becomes  bound to repay any
                                            other  indebtedness prior to its due
                                            date in  consequence of a default by
                                            the Company. The Company agrees that
                                            until Closing all such materials and
                                            others as aforesaid shall be held by
                                            the     Company     separate     and
                                            identifiable and to the order of the
                                            Buyer, and

                                    (b)     The  Buyer is hereby  authorized  to
                                            deduct   or  set   off   and   plead
                                            compensation    or    balancing   of
                                            accounts  in  respect  of any amount
                                            owed  by it to the  Company  for any
                                            arm's length trade
                                            supplies  made and  invoiced  by the
                                            Company to the Buyer in the ordinary
                                            course of  business  of the  Company
                                            between  the  period  from  the last
                                            date of execution  of the  Amendment
                                            Agreement   to  Closing   from  sums
                                            advanced to the Company by the Buyer
                                            by way of loan  under  clauses  3.1,
                                            3.2(a)  or  3.3  of  this  Amendment
                                            Agreement.

                           3.3 The Buyer undertakes on the same terms mutatis mutandis as set out in the foregoing clause 3.2 (but for these purposes excluding all references to the delivery of materials, equipment and similar items) to fund the monthly operating costs of the Company set out in the budgets approved pursuant to
                                    Section  7.18.1 (a) of the Sale and Purchase
                                    Agreement in the period between the date of final execution hereof and Closing.

                           3.4 is expected that during the three (3) month period following the last date of execution of this Amendment Agreement the obligations of the Buyer under the foregoing provisions of this clause 3 shall be between $200,000 and $300,000.

                           3.5 The Buyer undertakes to ensure that upon and after Closing the Company is in funds to the extent necessary to redeem outstanding principal and interest on the CULS and the Buyer shall ensure that the Company shall redeem the same in terms of Section 8(x) of the Sale and Purchase Agreement.

                           3.6 The Executive Directors hereby warrant to the Buyer that the management accounts of the Company and the Subsidiary as at October 31 1998, delivered to the Buyer on or around the date of final execution hereof, were properly prepared and
                                    the  accounting  principles,   policies  and
                                    procedures  applied  in the  preparation  of
                                    such  accounts  were  applied  in  a  manner
                                    consistent   with   that   adopted   in  the
                                    preparation of the last audited  accounts of
                                    the  Company  and the  Subsidiary  and  such
                                    management  accounts are not  misleading  in
                                    any   significant    respect   and   neither
                                    significantly  overstate  the  value  of the
                                    assets  nor  significantly   understate  the
                                    liabilities   of   the   Company   and   the
                                    Subsidiary as at the date thereof and for these purposes "significant" shall mean by or of an amount in excess of $50,000. No claim may be made for breach of this clause
                                    3.6 after the date falling 30 days after the Closing Date.

4.       GOVERNING LAW AND JURISDICTION

         This Amendment Agreement shall be construed in accordance with and governed by the laws of Scotland. Any action or proceedings seeking to enforce any provision of, or based on any right arising out of, this Amendment Agreement as so construed and governed shall be brought against any of the parties in the Court of Session, Edinburgh, Scotland and each of the parties hereby submits in respect of such matters to the exclusive jurisdiction of such Court (and the appropriate appellate Court) in any such action or proceeding. The Buyer hereby undertakes to each of the parties hereto that it shall observe the provisions of this Clause 4 and it shall not raise any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Amendment Agreement in respect of such matter in any Court other than the Court of Session in Edinburgh.

5.       NOTICES

         All notices, demands and other communications hereunder shall be given or served by personal delivery or by registered or certified mail (return receipt requested), postage prepaid, or by facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

         If to the Buyer, to:

                  MicroFrame, Inc.
                  21 Meridian Avenue
                  Edison, New Jersey 08820
                  Attention: Stephen B Gray
                  Fax No.: 001-732-494-4570

         with copies to:

                  James Alterbaum, Esq.
                  Parker Chapin Flattau & Klimpl, LLP
                  1211 Avenue of the Americas
                  New York, New York 10036
                  Fax No.: 001-212-704-6288

                  Kathleen Stewart
                  Semple Fraser W.S.
                  10 Melville Crescent
                  Edinburgh EH3 7LU
                  Fax No.: 0131-623-7201

         If to the Company, to:

                  SolCom Systems Limited
                  SolCom House
                  Meikle Road
                  Kirkton Campus
                  Livingston EH54 7DE
                  Scotland
                  Fax No.: 01506-461-717

If to the Sellers or any of the Sellers, to each of them at their respective addresses set out in the Schedule with a copy to:

                  Michael Sloyer Esq
                  Mayer Brown Platt
                  1675 Broadway, New York, New York
                  1009 5820
                  Fax No.: 001-212-262-1910

                  and

                  Marian Glen
                  Shepherd & Wedderburn
                  155 St Vincent Street
                  Glasgow  G2 5WR
                  Scotland, UK
                  Fax No.: 0141-565-1222

All such notices and other communications shall be deemed given or delivered or served when received, or 48 hours after mailing, or 24 hours after facsimile whichever occurs first and in proving service by mail it shall be necessary to prove that the communication was duly addressed and posted in accordance with this clause.

         IN WITNESS WHEREOF this Amendment Agreement consisting of this and the preceding twenty two pages has been executed as follows:

SUBSCRIBED at Edinburgh on
for and on behalf of
Anderson Strathern Nominees Limited
by John Kerr, Director
in the presence of:

SUBSCRIBED at Edinburgh on
for an on behalf of
Frances Loretta De Laura by Peter Atholl Wilson her duly appointed attorney in the presence of:

SUBSCRIBED at Edinburgh on
for and on behalf of

Andrew Edward Sealey, Helen
Sealey, Brian Souter, Lady
Margaret Elliott and Ann Heron Gloag by Barry Sealey, their duly appointed attorney in the presence of:

SUBSCRIBED at Edinburgh on by William Hugh Evans a trustee of The Hugh Evans Family Trust constituted by Declaration of Trust dated September 13, 1997 in the presence of:

SUBSCRIBED at Edinburgh on by Keith Laing in the presence of:

SUBSCRIBED at Edinburgh on by Keith Laing for and on behalf of Colin Laing as his duly appointed attorney in the presence of:

SUBSCRIBED at Edinburgh on by Peter James MacLaren for himself and for and on behalf of Elizabeth Marie McQuillan as her duly appointed attorney in the presence of:

SUBSCRIBED at Edinburgh on by John Kerr as the duly appointed attorney of EFG Reads Trustees Limited the present and sole trustee of Mrs JG Rutterford's 1991 Trust in the presence of:

SUBSCRIBED at Edinburgh on by John Kerr as the duly appointed attorney of EFG Reads Trustees Limited the present and sole trustee of

MD Rutterford's 1991 Trust in the presence of:

SUBSCRIBED at Edinburgh on
by William Hugh Evans in
the presence of:

SUBSCRIBED at Edinburgh on
by John Kerr as the duly appointed
attorney of June Georgina Rutterford
in the presence of:

SUBSCRIBED at Edinburgh on by John Kerr as the duly appointed attorney of Ali Reza Taheri in the presence of:

SUBSCRIBED at Edinburgh on
by Peter Atholl Wilson for himself
and separately as guardian of
Alison Elizabeth Wilson in the presence of:

SUBSCRIBED at Edinburgh on
by Michael David Rutterford in
the presence of:

SUBSCRIBED at Edinburgh on
for and on behalf of the Company
by Peter Atholl Wilson, Director
in the presence of:

SUBSCRIBED at on for and on behalf of MicroFrame, Inc by John McTigue, its Chief Financial Officer in the presence of:

                                    SCHEDULE

                     SHAREHOLDERS OF SOLCOM SYSTEMS LIMITED
                                (ordinary shares)



Name                           Address
W. Hugh Evans                  19 Pentland Drive, Edinburgh EH10 6PU
William Hugh Evans, Ruth       19 Pentland Drive, Edinburgh EH10 6PU
Evans  and David James
Thomas Henderson as
trustees of the Hugh Evans
Family Trust
Keith Laing                    43 Wester Bankton
                               Livingston EH54 9DY
Colin Laing                    72 Gateside Avenue
                               Haddington
                               East Lothian
Peter J. MacLaren              2 Glencairn Crescent
                               Edinburgh EH12 5BS
E Marie McQuillan              2 Glencairn Crescent
                               Edinburgh EH12 5BS
Peter A Wilson                 6 Hermand Gardens,
                               West Calder EH55 8BT
Alison Wilson                  6 Hermand Gardens,
                               West Calder EH55 8BT
Lady Margaret Elliott          8 Howe Street
                               Edinburgh EH3 6TD
Ann H. Gloag                   Balcraig House, Scone,
                               Perth PH2 7PJ

EFG Reads Trustees Ltd as     PO Box 641
Trustee of MD Rutterford's    1 Seaton Place, St. Helier,
Trust                         Jersey, JE4 8YJ

EFG Reads Trustees Ltd as     PO Box 641
Trustee of Mrs J.G.           1 Seaton Place, St. Helier,
Rutterford's 1991 Trust       Jersey, JE4 8YJ
Michael David Rutterford      Sherwood, 28 Redford Road, Edinburgh EH12 0AA
June Georgina Rutterford      Sherwood, 28 Redford Road, Edinburgh EH13 0AA
Andrew Sealey                 The Coach House, 99 Blackheath Park, Blackheath,
                              London SE3 0EU
Helen Sealey                  4 Castlelaw Road, Edinburgh EH13 0DN
Brian Souter                  Murrayfield House, St. Magdalene's Road, Perth PH2
                              0BT
Ali Taheri                    29 North Gyle Terrace, Edinburgh EH12 8JT
Ms Fran De Laura              9061 Blarney Stone Drive, Springfield,
                              VA 22152 U.S.A.
Anderson Strathern            48 Castle Street,
Nominees Limited              Edinburgh
                              EH2 3LX

                                                                       EXHIBIT A





                                ESCROW AGREEMENT

                                      among

                               (1) MICROFRAME, INC

            (2) CERTAIN OF THE SHAREHOLDERS OF SOLCOM SYSTEMS LIMITED

          (3) THE SELLERS' REPRESENTATIVES (ON BEHALF OF CERTAIN OF THE
                     SHAREHOLDERS OF SOLCOM SYSTEMS LIMITED)

                                       and

                             (4) DUNDAS & WILSON CS



                      relating to the deposit of shares of
                       the Common Stock of MicroFrame Inc.









                          Shepherd & Wedderburn WS
                              155 St Vincent Street
                                 GLASGOW G2 5NR
                                [GRAPHIC OMITTED]

                               Tel: 0141-566-9900
                               Fax: 0141-565-1222

                                    AGREEMENT

                                    among

                                    MICROFRAME, INC. a New Jersey corporation, having its principal place of business at 21 Meridian Avenue, Edison, New Jersey 08820 (hereinafter called the "Buyer");

                                    and

                                    THE INDIVIDUALS whose names and addresses are set out in Part I of the Schedule (the "Selling Shareholders');

                                    and

                                    BARRY SEALEY AND PETER WILSON (hereinafter called the "Sellers' Representatives" which expression shall include any replacement or replacements and their respective alternates in terms of the Share Purchase Agreement (as defined below)) acting for and on behalf of the Selling Shareholders whose addresses are set out in Part 1 of the Schedule;

                                    and

                                    DUNDAS & WILSON  CS,  having  its  principal
                                    place  of  business  at  Saltire  Court,  20
                                    Castle    Terrace,    Edinburgh   EH1,   2EN
                                    (hereinafter called the "Escrow Agent").

                                    -------------------------------


WHEREAS

(A) Pursuant to an agreement dated 13 August 1998 (the "Share Purchase Agreement") among the Buyer, the Selling Shareholders and SolCom (as defined below) and pursuant to certain other agreements, the Buyer is acquiring all of the issued shares in SolCom Systems Limited, a company incorporated in Scotland under the Companies Act (number SC 129008) ("SolCom") from inter alios the Selling Shareholders in exchange for shares of

                  Common Stock, par value $.001 per share, of the Buyer ("Buyer Stock") and completion of the Agreement ("Closing") is subject to the fulfilment of certain conditions.

(B) The Share Purchase Agreement provides that the Buyer will deliver to the Escrow Agent Escrowed MicroFrame Shares (as hereinafter defined) to be held by the Escrow Agent on deposit and released subject as hereinafter set out on the first anniversary of the date on which Closing occurs (the "Termination Date").

(C) The Sellers' Representatives are duly authorized pursuant to the Share Purchase Agreement by the Selling Shareholders inter alia to enter into this Escrow Agreement and act on behalf of the Selling Shareholders and to deal with the Escrowed MicroFrame Shares (as hereinafter defined) on the terms of this Escrow Agreement.

NOW THEREFORE IT IS HEREBY AGREED as follows

         1.                Delivery of Escrowed MicroFrame Shares

                           1.1 On the date of Closing (the "Closing Date"), the Buyer shall deposit with the Escrow Agent on behalf of the Selling Shareholders stock certificates in the names of the Selling Shareholders in respect of the Buyer Stock to be placed in escrow pursuant to
                                    Section 1.4 of the Share Purchase Agreement.
                                    The shares so deposited are hereinafter referred to as the "Escrowed MicroFrame Shares".

                           1.2 The Escrow Agent agrees to accept the Escrowed MicroFrame Shares and to hold and distribute them in the manner provided herein.

                           1.3 Not later than three Business Days after the Closing Date, the Buyer and the Sellers' Representatives shall jointly deliver to the Escrow Agent a list in the form set out in
                                    Part  3 of  the  Schedule  signed  by  or on
                                    behalf  of  the   Buyer  and  the   Sellers'
                                    Representatives   showing   inter  alia  the
                                    number   of   Escrowed   MicroFrame   Shares
                                    attributable to each Selling Shareholder and
                                    a percentage  figure  opposite  such Selling
                                    Shareholder's   name,   being  such  Selling
                                    Shareholder's   "Pro  Rata  Share"  for  the
                                    purposes of Clause 7 only of this  Agreement
                                    (such  list   together   with  any  and  all
                                    supplementary  lists  delivered by the Buyer
                                    to the  Escrow  Agent  with  a  copy  to the
                                    Sellers'  Representatives  from time to time
                                    being   referred   to   as   the   "Escrowed
                                    MicroFrame Share Allocation  List"). For the
                                    purposes of this Agreement, "Pro Rata Share"
                                    shall  mean  with  respect  to each  Selling
                                    Shareholder,   the  percentage  obtained  by
                                    dividing   the  total   number  of  Escrowed
                                    MicroFrame  Shares allocated to such Selling
                                    Shareholder in the Escrowed MicroFrame Share
                                    Allocation  List delivered  under Clause 1.3
                                    (as modified (if at all) by the provisions of any of Clauses 6.1, 6.2(v) and 7.4) by the total of all Escrowed MicroFrame Shares shown in such Escrowed MicroFrame Share Allocation List. Provided that it has been copied to the Sellers' Representatives and this has been confirmed in writing to the Escrow Agent by the Buyer, the Escrow Agent may rely on a Escrowed MicroFrame Share Allocation List for all purposes unless and until the

                                    Sellers'    Representatives    deliver    an
                                    objection thereto in writing pursuant to Clause 11.

         2.                Voting and Other Rights

                           (a)      If a meeting  of  stockholders  of the Buyer
                                    occurs  or there  is a  tender  offer or any
                                    other  offer by a third party to acquire the
                                    shares of common stock of the Buyer in whole
                                    or in part (an "Offer"),  in each case while
                                    this Agreement is still in effect, the Buyer
                                    shall  promptly  notify the Escrow  Agent of
                                    such  fact  and  the  Escrow   Agent   shall
                                    promptly     send     to    the     Sellers'
                                    Representatives   for  distribution  to  the
                                    Selling  Shareholders copies of any notices,
                                    documents,  proxies and proxy materials,  if
                                    any,   received  by  the  Escrow   Agent  in
                                    connection with such meeting or offer. It is
                                    acknowledged  and agreed by all parties that
                                    notwithstanding that the Escrowed MicroFrame
                                    Shares are held by the  Escrow  Agent on the
                                    terms of this Agreement, each of the Selling
                                    Shareholders   shall  be   entitled  to  (i)
                                    exercise all rights as members in respect of
                                    such  shares;  and (ii) execute and deliver,
                                    up to the  whole  number  of  such  Escrowed
                                    MicroFrame  Shares  held on  behalf  of such
                                    Selling  Shareholder  on  acceptance  of any
                                    Offer   for   such   Selling   Shareholder's
                                    Escrowed  MicroFrame  Shares  and the Escrow
                                    Agent  shall  release  and  deliver  up  the
                                    relevant stock  certificates to the Sellers'
                                    Representatives on receipt of a joint notice
                                    from   the    Buyer    and   the    Sellers'
                                    Representatives which has been agreed by the
                                    Buyer and the Sellers'  Representatives.  It
                                    is  further  agreed and  acknowledged  that,
                                    without  prejudice to the foregoing,  at all
                                    times,  each  of  the  Selling  Shareholders
                                    shall  continue  to  be  entitled  to  vote,
                                    attend   meetings   and  receive   dividends
                                    (whether in cash or scrip) in respect of his
                                    Escrowed  MicroFrame  Shares  and to receive
                                    from  the  Buyer  all  notices,   documents,
                                    proxies and proxy materials as shareholders in the Buyer.

         3.                Dividends and Distributions

                           3.1 For the avoidance of doubt the Buyer agrees that any Buyer Stock issued by the Buyer in respect of the Escrowed MicroFrame Shares of a Selling Shareholder shall not become a part of the Escrowed MicroFrame Shares and shall be delivered directly by the Buyer to such Selling Shareholder save for any Buyer Stock which is issued by way of scrip issue in respect of Escrowed MicroFrame Shares which shall be delivered to the Escrow Agent and held in escrow on behalf of the relevant Selling Shareholders pursuant to this
                                    Agreement   and  the   provisions   of  this
                                    Agreement  regarding the delivery of revised
                                    Escrowed MicroFrame Share Allocation Lists shall apply mutatis mutandis.

                           3.2 For the avoidance of doubt, the Buyer agrees that any cash, securities or other property (not being Buyer Stock) paid or distributed or issued by the Buyer in respect of the Escrowed MicroFrame Shares of a Selling Shareholder shall be paid directly to such Selling Shareholder.

         4.                Claims Procedure - (1) Notice of Claim


                           4.1 If the Buyer has any claim under Section 11 in respect of Section 5, Section 10.5,
                                    Section  3 as  updated  by  Section  10.2 or
                                    Section  12 or  under  Schedule  7.18 of the
                                    Share  Purchase   Agreement  (each  for  the
                                    purposes   of  this   Agreement,   a  "Buyer
                                    Claim"),  the Buyer shall  deliver a written
                                    notice  thereof to (i) the Escrow  Agent and
                                    (ii)  the  Sellers'  Representatives.   Such
                                    notice (a "Notice of Claim") shall contain a brief description of the basis of the claim and the other matters set out in Section 4.1 of the Share Purchase Agreement. For the avoidance of doubt it is agreed between the Buyer and the Sellers' Representatives that such Notice of Claim shall be delivered in addition to the relevant notice required to be delivered by the Buyer to the Sellers with a copy to the Sellers' Representatives under Section 4.1 of the Share Purchase Agreement.

                           4.2      No  Notice   of  Claim   may  be   delivered
                                    hereunder after 5.00 pm on the Business Day immediately prior to the Termination Date.

                           4.3 In this Agreement, a "Business Day" means any day upon which the Escrow Agent is open for the transaction of all business in Edinburgh.

         5.                Claims Procedure - (2) Notice of Objection


                           5.1 If the Seller's Representatives wish to object to a Notice of Claim for any reason (whether as to liability or the amount claimed for or otherwise), they shall give written notice to the Buyer, with a copy to the Escrow Agent, within 14 Business Days of receipt of such notice of claim, advising the Buyer that they object to the Notice of Claim (a "Notice of Objection").

                           5.2 If no timeous Notice of Objection is received by the Buyer and the Escrow Agent from the Sellers' Representatives, the Buyer may deliver to the Escrow Agent a notice advising the Escrow Agent to release and deliver to the Buyer in accordance with Clause 6 hereof and Section 11 of the Share Purchase Agreement from each Selling Shareholder such number of Escrowed MicroFrame Shares, if any, (rounded upwards to the nearest whole number of Escrowed MicroFrame Shares) as have an aggregate value (such value being calculated as specified in Clause 5.5) equal to the amount claimed for in the Notice of Claim for which such Selling Shareholder is liable under
                                    Section 11 of the Share Purchase  Agreement,
                                    and  the  Escrow  Agent  shall  release  and
                                    deliver  to the Buyer  such  shares  rounded
                                    upwards  to  the  nearest  whole  number  of
                                    shares from the Selling  Shareholders in the
                                    manner  provided  in Clause 6.2. If any such
                                    notice  is to be  delivered  by the Buyer it
                                    shall  be   countersigned  by  the  Sellers'
                                    Representatives  to signify their  agreement
                                    and  the  Sellers'   Representatives  hereby
                                    agree to  countersign  a valid  notice . The
                                    Escrow  Agent  shall be  entitled to rely on
                                    the  calculation  of the number of  Escrowed
                                    MicroFrame   Shares  to  be   released   and
                                    delivered  as set  out in the  joint  notice
                                    from   the    Buyer    and   the    Sellers'
                                    Representatives.

                           5.3 If a timeous Notice of Objection is received by the Buyer from the Sellers' Representatives, and if the Buyer and the Sellers' Representatives are able to settle the relevant claim, in whole or in part, they shall document such settlement in writing and immediately thereafter shall deliver to the Escrow Agent a joint notice instructing the Escrow Agent to release and deliver from each Selling Shareholder (if such Selling Shareholder is liable in
                                    respect  of  the  claim)   such   number  of
                                    Escrowed MicroFrame Shares to the Buyer as have an aggregate value (such value being calculated as specified in Clause 5.5) equal to the amount of such agreed claim for which such Selling Shareholder is liable under
                                    Section 11 of the Share Purchase Agreement and the Escrow Agent shall release and deliver such shares rounded upwards to the nearest whole number of shares in the manner and otherwise as provided in Clause 6.

                           5.4 If a timeous Notice of Objection is received by the Buyer from the Sellers' Representatives, and if the Buyer and the Sellers' Representatives are unable to reach an agreement pursuant to Clause 5.3 within three weeks after the delivery of the Notice of Objection then the Buyer or the Sellers' Representatives may raise proceedings in respect  of the  matter  in  dispute  in the
                                    Court of Session  in  Scotland  which  shall
                                    have  exclusive  jurisdiction  in respect of
                                    such matter. If the Court of Session renders
                                    a final judgement or decree or if there is a
                                    final  settlement that the Buyer is entitled
                                    to recover  any or all of a disputed  amount
                                    of  claim,  the  Buyer  shall  deliver  such
                                    written  judgement,  decree or settlement to
                                    the Escrow  Agent.  Such written  judgement,
                                    decree  or   settlement   shall   constitute
                                    instructions   to  the  Escrow   Agent  when
                                    delivered to the Escrow Agent  together with
                                    the joint notice  served  pursuant to Clause
                                    5.3 advising the Escrow Agent to release and
                                    deliver  to  the  Buyer  from  each  of  the
                                    Selling Shareholders such number of Escrowed
                                    MicroFrame  Shares  specified in the written
                                    judgement,  decree  or  settlement  or where
                                    this  is  not  specified,   such  number  of
                                    Escrowed  MicroFrame Shares (rounded upwards
                                    to the  nearest  whole  number  of  Escrowed
                                    MicroFrame  Shares)  as  have  an  aggregate
                                    value  (such  value  being   calculated   as
                                    specified   in  Clause  5.5)  equal  to  the
                                    amount, if any, which the written judgement,
                                    decree or settlement  specifies the Buyer is
                                    entitled  to  recover   from  such   Selling
                                    Shareholder, and the Escrow Agent shall release and deliver such shares in the manner and otherwise as provided in Clause
                                    6. The Escrow Agent shall be entitled to rely on the calculation of the number of Escrowed MicroFrame Shares to be transferred as set out in a joint notice from the Buyer and the Sellers Representatives and the Sellers' Representatives agree to execute a valid notice prepared by the Buyer within 48 hours of delivery of the same to each of them.

                           5.5 For the purposes of this Agreement the value of a Escrowed MicroFrame Share shall be that set out in Section 11.9 of the Share
                                    Purchase  Agreement.   Where  there  is  any
                                    subdivision or consolidation and division of
                                    the Buyer Stock  following  the date of this
                                    Agreement,   the   value   of  an   Escrowed
                                    MicroFrame  Share and the number of Escrowed
                                    MicroFrame Shares for the purposes of this Agreement shall be adjusted appropriately in a manner which is agreed between the Buyer and the

                                    Sellers'  Representatives  within 2 weeks of
                                    the event or failing agreement  certified in
                                    writing  by  PriceWaterhouseCoopers  LLP (or
                                    such  other  firm of  accountants  as may be
                                    agreed  between  the Buyer and the  Sellers'
                                    Representatives    or   failing    agreement
                                    nominated by the President of the Institute of Chartered Accountants in Scotland). The Escrow Agent shall be notified in writing by the Buyer and the Sellers' Representatives of any adjustment.

         6.                Transfer of Escrowed MicroFrame Shares

                           6.1 The Buyer shall only deliver to the Escrow Agent stock certificates which are denominated in amounts which are equal to or less than 200,000 shares of Buyer Stock. If the Escrow Agent is required pursuant to Clauses 5.2, 5.3, 5.4 or 7 to release and deliver Escrowed MicroFrame Shares, and if the Escrow Agent is able only to release and deliver in respect of a Selling Shareholder to the Buyer stock certificates for the Escrowed MicroFrame Shares as specified in Clause 6 for Buyer Stock which is greater than the amount for which such Selling Shareholder is liable, the Escrow Agent shall only do so against a letter from the Buyer addressed to the Escrow Agent and the Sellers Representatives undertaking to redeliver to the Escrow Agent balancing certificates in the appropriate names of the relevant Selling Shareholders representing the balance of shares of Buyer Stock which will remain Escrowed MicroFrame Shares. Within five Business Days after the transfer of Escrowed MicroFrame Shares under this Clause 6, the Buyer shall deliver to the Escrow Agent and the Sellers' Representatives a revised Escrowed MicroFrame Share Allocation List. Provided that it has been copied to the Sellers' Representatives and this has been confirmed in writing to the Escrow Agent by the Buyer, the Escrow Agent may rely upon such revised Escrowed MicroFrame Share Allocation List unless and until the Sellers' Representatives deliver an objection thereto in writing.

                           6.2 Where any Escrowed MicroFrame Shares are to be released and delivered to the Buyer in respect of any claim where no Notice of Objection is delivered under Clause 5.2 or which is either in whole or in part agreed between the Buyer and the Sellers' Representatives under Clause 5.3 or is resolved in favour of the Buyer under Clause
                                    5.4 (any such claim being referred to as a "successful claim") the following provisions shall apply:

                                    (i)   all   successful   claims   shall   be
                                    denominated in US dollars in accordance with the Share Purchase Agreement;

                                    (ii) the value  attributable  to an Escrowed
                                    MicroFrame Share shall be ascertained in accordance with Clause 5.5;

                                    (iii) the Escrowed  MicroFrame  Shares shall
                                    be released and delivered  from the relevant
                                    Selling   Shareholders  in  respect  of  any
                                    successful claim or claims
                                    in the manner and proportions specified by the Share Purchase Agreement;

                                    (iv) the Buyer  shall  deliver to the Escrow
                                    Agent  a  notice  in  writing  (a  "Recovery
                                    Notice")   signed   by  the  Buyer  and  the
                                    Sellers' Representatives which shall set out
                                    the   names   of   each   of   the   Selling
                                    Shareholders  and  the  number  of  Escrowed
                                    MicroFrame  Shares,  if any, which the Buyer
                                    is  entitled  to  recover  in respect of the
                                    successful    claim    from   the    Selling
                                    Shareholders    in   accordance   with   the
                                    provisions   of  Section  11  of  the  Share
                                    Purchase    Agreement   and   the   Sellers'
                                    Representatives  agree  to  execute  a valid
                                    Recovery Notice prepared by the Buyer within 48 hours of delivery of the same to each of them;

                                    (v) at the time of delivery of the  Recovery
                                    Notice,  the  Buyer  shall  deliver  to  the
                                    Escrow     Agent     and    the     Sellers'
                                    Representatives     a    revised    Escrowed
                                    MicroFrame Share Allocation List. Provided that it has been copied to the Sellers' Representatives and this has been confirmed in writing to the Escrow Agent by the Buyer, the Escrow Agent may rely upon such revised Escrowed Share Allocation List unless and until the Sellers' Representatives deliver an objection thereto in writing pursuant to Clause 11.

         7.                Expenses of the Sellers' Representatives

                           7.1 If a claim is submitted by the Buyer, the Sellers' Representatives and the Buyer may from time to time by joint written notice to the Escrow Agent request the release and delivery to the Buyer of such number of Escrowed MicroFrame Shares as the Sellers' Representatives in their reasonable opinion consider necessary to meet the reasonable professional fees and other expenses together with the Sellers' Representatives' out of pocket expenses incurred in properly performing their obligations under this Agreement and the Share Purchase Agreement so as to enable a bankers draft to be issued by the Buyer in accordance with Clause 7.3. Such transfer of Escrowed MicroFrame Shares shall be transferred from each Selling Shareholder pro rata with any fractions of shares being rounded upwards to the nearest whole number of shares such that each Selling Shareholder shall only be liable for his Pro Rata Share of the relevant amount and shall take place in accordance with the same procedures as are set out in Clause 6 mutatis mutandis.

                           7.2 For the purposes of determining how many Escrowed MicroFrame Shares to release and deliver pursuant to Clause 7.1, each Escrowed MicroFrame Share shall be attributed a value calculated in accordance with Clause 5.5.

                           7.3 In exchange for certificates in respect of Escrowed MicroFrame Shares pursuant to Clause 7.1 (in accordance with the same procedures as are set out in Clause 6.1 as amended by Clause 7.1 mutatis mutandis) the Buyer shall promptly issue a bankers draft in US$ to the Sellers' Representatives in an amount calculated in accordance with the provisions of Clause 7.2.

                           7.4 Within five Business Days after the transfer of the Escrowed MicroFrame Shares in terms of this Clause 7, the Buyer shall deliver to the Escrow Agent and the Sellers' Representatives a revised Escrowed MicroFrame Share Allocation List. Provided that it has been copied to the Sellers' Representatives and this has been confirmed in writing to the Escrow Agent, the Escrow Agent may rely upon such revised Escrowed MicroFrame Share Allocation List unless and until the Sellers' Representatives deliver an objection thereto in writing.

                           7.5      The  maximum   amount   which  the  Sellers'
                                    Representatives shall be entitled to recover hereunder shall be US$20,000.

         8.                The Escrow Agent

                           8.1 The Escrow Agent undertakes to perform only such duties as are specifically set out in or contemplated by this Agreement. The Escrow Agent shall maintain records separately identifying the Escrowed MicroFrame Shares and shall hold the same separate from any other investments held by them and in safe custody. The Escrow Agent will not during the currency of this Agreement lend or release possession of any Escrowed MicroFrame Shares nor borrow against any such property nor deposit any of the same as collateral.

                           8.2 The Escrow Agent may rely and shall be protected in acting or refraining from acting or relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which the Escrow Agent believes in good faith to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent will not act upon oral instructions. Within three Business Days of the Closing Date the Buyer shall provide to the Escrow Agent details of persons authorised to sign on its behalf together with specimen signatures and the Sellers' Representatives shall provide to the Escrow Agent a specimen signature and details of any other persons authorised to sign a Notice of Objection or other document hereunder on their behalf together with specimen signatures and the Escrow Agent shall provide to the Buyer and the Sellers' Representatives details of persons authorised to sign on its behalf.

                           8.3 The Escrow Agent shall not be liable for any error of judgement, or for any act done or step taken or omitted by it in good faith for any mistake in fact or law, or for anything which it may do or refrain from doing in connection with this Agreement, except if and only to the extent such error, act or mistake is the result of its own negligence, wilful misconduct, wilful default or bad faith.

                           8.4 The Escrow Agent may seek the advice of a solicitor and/or counsel of its choice in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it will incur no liability and will be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such solicitor or counsel.

                           8.5 The Escrow Agent shall be remunerated for its services hereunder on the basis of a fee of (pound)1,000 plus VAT per annum and reasonable out-of-pocket expenses or such other sum as may be agreed between the
                                    Escrow   Agent  and  the   Buyer   plus  all
                                    reasonable out-of-pocket expenses (including
                                    for  the  avoidance  of  doubt  professional
                                    expenses)  incurred by it in connection with
                                    its review and  negotiation  of the terms of
                                    this  Agreement  and   performance  of  this
                                    Agreement (including the reasonable fees and costs of lawyers or agents which it may find necessary to engage in performing its duties under this Agreement). The Buyer shall be responsible for payment of such fee and reimbursement of such expenses, such fee to be paid annually in advance.

                           8.6 The Escrow Agent shall be indemnified by the Buyer against all losses, costs and expenses (including reasonable legal costs) which may be incurred by it as a result of or arising out of this Agreement, including its involvement in any litigation arising from performance of its duties under this Agreement, other than litigation resulting from or with respect to any action taken or omitted by the Escrow Agent for which it will have been adjudged grossly negligent or guilty of wilful misconduct or bad faith. Such indemnification shall survive termination of this Agreement.

         9.               Distribution of Escrowed MicroFrame Shares to Sellers'
                          Representatives

                           9.1 On the first Business Day following the Termination Date, the Escrow Agent shall release and deliver to the Sellers' Representatives stock certificates for and in the name of each Selling Shareholder with respect to such Escrowed MicroFrame Shares to which each Selling Shareholder is entitled in accordance with the then existing Escrowed MicroFrame Share Allocation List at such address as the Sellers Representatives shall direct, PROVIDED THAT the Escrow Agent shall exclude from such number of Escrowed MicroFrame
                                    Shares such  number of  Escrowed  MicroFrame
                                    Shares subject to (i) any  unresolved  claim
                                    where a  Notice  of Claim  has been  validly
                                    delivered  prior  to  5.00  pm on  the  last
                                    Business  Date  immediately   preceding  the
                                    Termination Date or (ii) a resolved claim still to be satisfied.

                           9.2 If, following the Termination Date there is an outstanding unresolved claim where a Notice of Claim has been validly delivered prior to 5.00 pm on the last Business Day immediately preceding the Termination Date, the Escrow Agent shall continue to hold stock certificates in the name of the relevant Selling Shareholders representing the aggregate number of Escrowed MicroFrame Shares as to which claims are outstanding and not resolved in accordance with this Agreement.

                           9.3 The Buyer shall procure that, where there is an unresolved claim or a resolved claim still to be satisfied, there are delivered timeously to the Escrow Agent stock certificates to enable it to comply with its duties under Clause 9.1.

                           9.4 The Escrow Agent shall retain any Escrowed MicroFrame Shares for the relevant Selling Shareholders on the terms of this Agreement which would otherwise have been delivered to the relevant Selling Shareholders in accordance with Clause 9.1 pending resolution of outstanding and unresolved claims on the terms of this Agreement.

         10.               Disputes

                           10.1 If a dispute arises between two or more of the parties to this Agreement as to whether or not the Escrow Agent will distribute any of the Escrowed MicroFrame Shares, or as to any other matters arising out of or relating to the Escrowed MicroFrame Shares or the operation of this Agreement, the Escrow Agent shall not be required to determine the matter in dispute and need not make any distribution of the Escrowed MicroFrame Shares but may retain the same until it receives a joint notice in writing from the Buyer and the Sellers' Representatives confirming the parties have resolved the dispute or the rights of the parties to the dispute have finally been determined by the Court of Session in Scotland.

         11. Any dispute regarding a Escrowed MicroFrame Share Allocation List shall be resolved in the manner specified in Clause 5 with respect to a disputed claim and if the Sellers' Representatives deliver an objection to an Escrowed MicroFrame Share Allocation List under the terms of this Agreement, the Escrow Agent shall not be obliged to take any action hereunder until such objection or dispute is resolved and it receives a joint notice in writing from the Buyer and the Sellers' Representatives to this effect.

         12.               Escrowed MicroFrame Share Allocation Lists

                           (a) Where under this Agreement the Buyer is to deliver an Escrowed MicroFrame Share Allocation List to the Escrow Agent, the Buyer shall two Business Days prior to such delivery, deliver a copy of the same to the Sellers' Representatives.

         13.               Notices

                           13.1 Any notice to a party hereto pursuant to this Agreement shall be in writing and shall be delivered by hand, mailed by first class post (air mail if sent internationally) or sent by fax:

                                    (i)     If to the Buyer:

                                    (a)     MicroFrame Inc
                                            21 Meridian Avenue
                                            Edison, New Jersey 08820
                                            Attention:  Stephen B Gray
                                            Fax No:  732-494-4570

                                            with copies to:

                                            James Alterbaum Esq
                                            Parker Chapin Flattau & Klimpl, LLP
                                            1211 Avenue of the Americas
                                            New York, New York 10056
                                            Fax No:  212-704 6288

                                            Kathleen Stewart
                                            Semple Fraser WS
                                            10 Melville Crescent
                                            Edinburgh EH3 7LU
                                            Fax No:  0131-623-7201

                           (ii) If to the Selling Shareholders, to them at their respective addresses as set out in
                                    Schedule 1

                           (iii) If to the Sellers' Representatives (with a copy to their alternates) to them at their respective addresses as set out in Schedule 2:

                                                     with a copy to:

                                                     Marian Glen
                                                     Shepherd & Wedderburn
                                                     155 St Vincent Street
                                                     Glasgow
                                                     G2 5NR
                                                     Fax: 0141-565-1222

                           (iv) If to the Escrow Agent: Dundas & Wilson CS Saltire Court 20 Castle Terrace Edinburgh EH1 2EN Fax: 0131 228 8838

                                    FAO:  Michael Polson/David Hardie

                                            (a)      or to such other address or
                                                     individuals   as   may   be
                                                     designated  by notice given
                                                     by any party to the others.
                                                     Notices  under this  Clause
                                                     12 shall be deemed given if
                                                     delivered  to  the  parties
                                                     personally  or by  mail  as
                                                     aforesaid or by fax.

         14.               Replacement of Escrow Agent

                           14.1 The Escrow Agent may resign (without stating any reason) by giving 30 days' written notice of such resignation to the other parties to this Agreement.

                           14.2 The Escrow Agent may be removed and replaced following the giving of 30 days' prior written notice to the Escrow Agent by the Buyer and the Sellers' Representatives.

                           14.3 In either of the foregoing events, the duties of the Escrow Agent shall terminate, and the appointment of any successor Escrow Agent shall become effective, when, and only when, save as provided in Clause 14.4, such successor has notified all parties that it accepts the appointment (or upon such earlier date as may be mutually agreed); and the Escrow Agent shall on settlement of all outstanding fees and expenses due to it in terms of this Agreement then release and deliver the Escrowed MicroFrame Shares, if any, to such successor. The successor shall, subject to Clause 14.4, be appointed jointly by the Buyer and the Sellers' Representatives by written instrument and a copy thereof shall be delivered to the then acting Escrow Agent.

                           14.4 If the Buyer and the Sellers' Representatives are unable to agree upon a successor Escrow Agent prior to the expiration of 30 days following the date of receipt of the notice of resignation or removal, the then acting Escrow Agent may, in its sole discretion, release and deliver the Escrowed MicroFrame Shares to such person as may be nominated by the President of the Law Society of Scotland.

                           14.5 Upon receipt by the successor Escrow Agent or such person as may be nominated by the President of the Law Society of Scotland, as the case may be, of the Escrowed MicroFrame Shares, the predecessor Escrow Agent shall thereupon be fully relieved of all duties, responsibilities and obligations under this Agreement, except with respect to previous acts or omissions of such Escrow Agent and except as provided in Clause 14.6. Upon the appointment of any successor Escrow Agent becoming effective, the successor Escrow Agent shall succeed to and be vested with all the rights, powers and duties of the predecessor Escrow Agent as if a party to this Agreement in the capacity of the Escrow Agent. The predecessor Escrow Agent shall continue to have the benefit of Clause 8 of this Agreement in respect of the period while it was Escrow Agent.

                           14.6 A retiring Escrow Agent shall, at the cost of the Buyer, make available to the successor Escrow Agent such documents and records, and provide such assistance, as the successor Escrow Agent may reasonably request for the purpose of performing its functions as the Escrow Agent under this Agreement.

         15.               Termination of Agreement

                           (a) Except as may otherwise be agreed in writing by all of the parties hereto, this Agreement shall terminate by delivery to the Escrow Agent of a joint notice from the Buyer and the Sellers' Representatives if the Share Purchase Agreement is terminated in accordance with Section 13 thereof or upon the delivery and disbursement by the Escrow Agent in accordance with this Agreement of all of the Escrowed MicroFrame Shares in its possession in terms of Clauses 6 and/or 9 provided always that the Buyer shall within 5 business days of such termination settle all outstanding fees and expenses of the Escrow Agent.

         16.               Miscellaneous

                           16.1     Assignation:   Without   prejudice   to  the
                                    operation of Clause 14.4, no party may assign its rights or delegate its duties hereunder without the prior written consent of the other parties hereto.

                           16.2 Successors and assignees: This Agreement shall inure to the benefit of and be binding upon the successors, assignees, heirs and personal representatives of the parties hereto and to the Sellers. Any reference to the Sellers' Representatives or the Escrow Agent shall be construed so as to include any person or persons for the time being the Sellers' Representatives pursuant to the Share Purchase Agreement, or any person for the time being the Escrow Agent under this Agreement respectively.

                           16.3 Complete agreement: This Agreement sets out the complete agreement between (i) the Escrow Agent and (ii) the Buyer, the Sellers and the Sellers' Representatives, with respect to the subject matter hereof and supersedes all other oral or written understandings and agreements with respect to the matters referred to herein.

                           16.4 Sellers' Representatives: The appointment of new Sellers' Representatives or their alternates pursuant to the Share Purchase Agreement will be of no force or effect under or in relation to this Agreement until the Buyer and the Escrow Agent have each been delivered written notice of such
                                    appointment   in   accordance    with   this
                                    Agreement   specifying   the   identity  and
                                    address of the new Sellers'  Representatives
                                    (or  alternates),  and  the  Buyer  and  the
                                    Escrow  Agent  will be  entitled  to rely on
                                    such   notice    without    conducting    an
                                    investigation into the contents thereof.

                                    (a)     Any  action  taken  by, or notice or
                                            instruction   received   from,   the
                                            Sellers'  Representatives  or  their
                                            alternates  shall  be  deemed  to be
                                            action by, or notice or  instruction
                                            from,  each  and all of the  Selling
                                            Shareholders and shall be binding on
                                            the Sellers.

                                    (b)     The Buyer may,  and the Escrow Agent
                                            will,   disregard   any   notice  or
                                            instruction    received   from   any
                                            Selling  Shareholder  other than the
                                            then acting Sellers' Representatives
                                            with regard to this Agreement.

                           16.5 Variations of Agreement: This Agreement may only be amended in writing signed by, or by the duly authorized representatives of, all parties.

                           16.6 Interpretation: In this Agreement, unless the context otherwise requires:

                                    (i) words importing the singular only shall also include the plural and vice versa;

                                    (ii) the headings and  sub-headings  in this
                                    Agreement shall not be deemed part hereof or
                                    be   taken   into   consideration   in   the
                                    interpretation or construction hereof;

                                    (iii) all references to Clauses shall be construed as Clauses of this Agreement;

                                    (iv) all references to documents include all
                                    amendments  and  replacements   thereof  and
                                    supplements thereto;

                                    (v) all references to this Agreement shall be a reference to this document, including the Schedule hereto;

                                    (vi)  a  reference  to a  time  of  day is a
                                    reference to London time;

                                    (vii) $ denotes the lawful currency of the United States of America; and

                                    (viii) all references to any gender include a reference to all genders.

                           16.7 Severability: The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

                           16.8     Governing  law:  This  Agreement   shall  be
                                    governed by, interpreted and enforced in accordance with the laws of Scotland.

                           16.9 Jurisdiction: The Court of Session in Scotland shall have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement. The Buyer hereby undertakes that it will not raise any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement in any court other than the Court of Session in
                                    Edinburgh:

                  IN WITNESS WHEREOF this Agreement consisting of this page and the preceding thirteen pages together with the Schedule is executed as follows at Edinburgh on August 1998 (unless otherwise stated below):-

It is SUBSCRIBED for and on behalf of the said
MicroFrame, Inc. at                            on the
                       day of August Nineteen hundred
and ninety eight as follows:-

-------------------------------------    -------------------------------------
                                         Witness
-------------------------------------
Full Name                                -------------------------------------
                                         Full Name

                                         -------------------------------------

                                         -------------------------------------
                                         Address

                                         -------------------------------------




It is  SUBSCRIBED  by the said
Barry Sealey and the said Peter
Atholl  Wilson at Edinburgh on
the day of August Nineteen
hundred and ninety eight as follows:-

-------------------------------------
Barry Sealey
                                          ------------------------------------
                                          Witness

                                          ------------------------------------
                                          Full Name

-------------------------------------     ------------------------------------
Peter Atholl Wilson
                                          ------------------------------------
                                          Address

                                          ------------------------------------

It is subscribed by the following persons-

                                             all before this witness:-

------------------------------------
Barry Sealey as attorney for:-               -----------------------------------
Andrew Edward Sealey                      )  Witness
Helen Sealey                              )
Brian Souter                              )
Lady Margaret Elliot                      )  -----------------------------------
Ann Heron Gloag                           )  Full Name
                                             -----------------------------------

------------------------------------      )  -----------------------------------
William Hugh Evans as Trustee of the      )  Address
Family Trust                              )
                                          )
                                          )  -----------------------------------
------------------------------------      )  Hugh Evans
Keith Laing                               )
                                          )
                                          )
------------------------------------      )
Peter James MacLaren


------------------------------------      )
William Hugh Evans


------------------------------------      )
John Kerr as attorney for:-               )
EFG Read's Trustees Limited as Trustees of)
Mrs J G Rutterford's Trust,               )
EFG Read's Trustees Limited as Trustees of}
Mr M D Rutterford's Trust,                )
June Georgina Rutterford                  )
Ali Reza Taheri                           )
                                          )
                                          )
------------------------------------      )
Michael David Rutterford                  )
                                          )
                                          )
------------------------------------      )
Keith Laing as attorney for               )
Colin Laing                               )

                                       )
                                       )
------------------------------------   )
Peter Atholl Wilson


------------------------------------   )
Peter Atholl Wilson as guardian of
Alison Wilson and as attorney for
Frances Loretta DeLaura


------------------------------------   )
Peter MacLaren as attorney for:-
Frances Loretta deLaura
Elizabeth Marie McQuillan


------------------------------------  )
John Kerr
as Director of Anderson Strathern Nominees
Limited

It is SUBSCRIBED for and on behalf of the said
Dundas & Wilson CS at Edinburgh on the
    day of August Nineteen hundred
and ninety eight as follows,
the firm name being adhibited by
           , one of its partners


-------------------------------------
Dundas & Wilson CS                     ------------------------------------
                                       Witness

                                       -------------------------------------
                                       Full Name
                                       -------------------------------------

                                       -------------------------------------
                                       Address

                                       -------------------------------------

           This is the Schedule referred to in the foregoing Agreement between MicroFrame Inc, Barry Sealey and Peter Wilson as Sellers'
             Representatives, the Selling Shareholders and Dundas &
                            Wilson CS as Escrow Agent
                              dated 13 August 1998


                                    Schedule

                                     Part 1

                              Selling Shareholders


1.       Andrew Edward Sealey
         The Coach House
         99 Blackheath Park
         London
         SE3 0EU

2.       Helen Sealey
         4 Castlelaw Road
         Edinburgh
         EH13 0DN

3.       Brian Souter
         Murrayfield House
         St Magdalene's Road
         Perth
         PH2 0BT

4.       Lady Margaret Elliott
         8 Howe Street
         Edinburgh
         EH3 6TD

5.       Ann Heron Gloag
         Balcraig House
         Scone
         Perth
         PH2 7PJ

6.       William Hugh Evans, Ruth Evans and David James Thomas Henderson as
         Trustees of
         The Hugh Evans Family Trust
         19 Pentland Drive
         Edinburgh
         EH10 6PU

7.       Keith Laing
         43 Wester Bankton
         Livingston
         EH54 9DY

8.       Peter James MacLaren
         2 Glencairn Crescent
         Edinburgh
         EH12 5BS

9.       EFG Read's Trustees Limited (Mrs JG Rutterford's 1991 Trust)
         PO Box 641
         1 Seaton Place
         St Helier
         Jersey
         JE4 8YJ

10.      EFG Read's Trustees Limited (MD Rutterford's 1991 Trust)
         PO Box 641
         1 Seaton Place
         St Helier
         Jersey
         JE4 8YJ

11.      Michael David Rutterford
         Sherwood
         28 Redford Road
         Edinburgh
         EH13 0AA

12.      June Georgina Rutterford
         Sherwood
         28 Redford Road
         Edinburgh
         EH13 0AA

13.      Ali Reza Taheri
         29 North Gyle Terrace
         Edinburgh
         EH12 8JT

14.      Colin Laing
         72 Gateside Avenue
         Haddington
         East Lothian

15.      Peter Atholl Wilson
         6 Hermand Gardens
         West Calder
         EH55 8BT

16.      Frances Loretta de Laura
         9061 Blarney Stone Drive
         Springfield
         VA 22152
         USA

17.      Elizabeth Marie McQuillan
         2 Glencairn Crescent
         Edinburgh
         EH12 5BS

18.      Anderson Strathern Nominees Limited
         48 Castle Street
         Edinburgh
         EH2 3LX

19.      William Hugh Evans
         19 Pentland Drive
         Edinburgh EH10 6PU.

20.      Alison Wilson
         6 Hermand Gardens
         West Calder
         EH55 8BT.

                                     Part 2

            Details of Sellers' Representatives and their alternates



Sellers Representatives

Barry Sealey
4 Castlelaw Road
Edinburgh
EH13 0DN

Fax No. 0131 228 2995


Peter Wilson
6 Hermand Gardens
West Calder
EH55 8BT

Alternates

         For Barry Sealey                   Mike Rutterford
                                            111 George Street
                                            Edinburgh

                                            Fax No. 0131 441 4224

         For Peter Wilson                   Hugh Evans
                                            19 Pentland Drive
                                            Edinburgh
                                            EH10 6PU

                                   Schedule 3

                Form of Escrowed MicroFrame Share Allocation List




Name of Seller         Address      Number of Escrowed        Pro Rata Share
--------------         -------      ------------------        --------------
Shareholder                          MicroFrame Shares
--------------                      ------------------

                                                                 EXHIBIT B




                                    AGREEMENT

                                      among

                               PETER ATHOLL WILSON

                                       and

                             SOLCOM SYSTEMS LIMITED

                                       and

                                 MICROFRAME, INC








                               Semple Fraser W.S.
                              10 Melville Crescent
                                Edinburgh EH3 7LU

                                    AGREEMENT

                                    among

                                    PETER ATHOLL  WILSON,  residing at 6 Hermand
                                    Gardens, West Calder EH55 8BT ("Mr. Wilson")
                                    (Of the First Part)

                                    and

                                    SOLCOM  SYSTEMS   LIMITED   (Company  Number
                                    129008) having its registered office at SolCom House, Meikle Road, Kirkton Campus, Livingston ("the Company") (Of the Second
                                    Part)

                                    and

                                    MICROFRAME,    INC   a   New   Jersey,   USA
                                    corporation and having its principal office at 21 Meridian Avenue, Edison, New Jersey 08820 ("MicroFrame") (of the Third Part)

                                    -------------------------------


WHEREAS

(A) Mr. Wilson and the Company entered into a contract of employment on 17th March 1993 as amended by Supplemental Letter from the Company to Mr. Wilson dated and accepted by Mr. Wilson on 28th June 1996 ("the Service Contract").

(B) The parties hereto have agreed to amend further the Service Contract and consequently have and do hereby agree and undertake as follows:-

1.                Salary

                  With effect on and from the date of Closing of the acquisition of the entire issued share capital of the Company by MicroFrame ("date of Closing") Mr. Wilson's salary will be increased to (pound)70,000 per annum. Such salary will be reviewed annually on the first anniversary of the date of Closing and each anniversary thereafter and shall be increased by whichever is the lower of 5% or the amount by which the Retail Prices Index published by or on behalf of the Department of Employment of the UK government has increased between the date of Closing and such first anniversary or between the relevant anniversary and the following anniversary as the case may be.

2. With effect on and from the date of Closing all references to the period of notice applicable to Mr. Wilson shall be deleted and the following substituted therefor:-

                  "The period of notice applicable to Mr. Wilson shall be 12 months by notice given by Mr. Wilson or by the Company to expire on or at any time after the second anniversary of the date of Closing subject as hereinafter provided."

3.                Restrictive Covenant

                  With effect on and from date of Closing all references in Clause 15 of the Company's Employees Handbook and Clause 9.2 and 9.3 of the schedule to the Service Contract to non-solicitation of employees or prohibition on inducement to move business after the date of termination of the employment of Mr. Wilson shall be delete and the following substituted therefor:-

                  15.1 "In these provisions the following expressions shall have the following meanings:-

                           "Business" shall mean any business carried on by any Relevant Group Member at the Termination Date or within one year prior thereto in which Mr. Wilson has been directly concerned at any time during the period of one year prior to the Termination Date.

                           "Protected Information" shall mean all information which is at the Termination Date confidential in relation to the Business including, for the avoidance of doubt, all business, financial, operational, customer and marketing information, intellectual property (including, without limitation, computer programmes and codes, software and others in respect of which, in all cases, intellectual property rights subsist or are capable of subsisting subject to the making of the appropriate application or registration), and trade secrets in relation to the Business but excepting therefrom:-

                           (a) information which is in or enters the public domain other than as a result of a breach of this Agreement by Mr. Wilson;

                           (b) information known to Mr. Wilson prior to his employment by the Company;

                           (c) information which Mr. Wilson is required to disclose by law or by the regulations of any recognised stock exchange; and

                           (d) information which Mr. Wilson receives after the Termination Date from any third party which is free to disclose same.

                           "Relevant Group Member" shall mean any member of the Group (meaning the Company any subsidiary or parent company of the Company and any other subsidiary of that parent (as such are defined in the Companies Act 1985)) at the Termination Date in whose business Mr. Wilson has been directly concerned pursuant to the provisions of the Service Contract as amended and further amended herein at any time during the period of one year prior to the Termination Date.

                           "Restricted Period" shall mean the period of 12 months commencing on the Termination Date.

                           "Termination Date" shall mean the date on which the employment terminates.

                  15.2 Since Mr. Wilson is likely to obtain Protected Information in the course of the employment and personal knowledge of and influence over suppliers, customers and employees of the Company and Relevant Group Members, Mr. Wilson agrees with the Company that in addition to the other terms of his employment and without prejudice to other restrictions imposed upon him by law, he will, save with the prior written consent of the Company, be bound by the covenants set out below:-

                  (a) Mr. Wilson hereby undertakes that he will not during the Restricted Period directly or indirectly canvass, solicit or interfere with or endeavor to canvass, solicit or interfere with either on his own behalf or for any other person, firm, company or other undertaking competing with the Business, the custom of any person, firm, company or other undertaking who at any time during the last year of his service with the Company was a customer of, or in the habit of dealing with or supplying, the Company or (as the case may be) any Relevant Group Member and with whom Mr. Wilson shall have been personally concerned or have had personal knowledge;

                  (b) Mr. Wilson hereby undertakes that he will not during the Restricted Period either on his own behalf or for any other person, firm, company or other undertaking, directly or indirectly solicit or endeavor to entice away from the Company or any relevant Group Member any person who is an employee, director, office, agent or consultant of the Company or any Relevant Group Member at the Termination Date;

                  (c) Mr. Wilson hereby undertakes that he shall not following the Termination Date directly or indirectly, divulge or make use of any Protected Information in relation to, or for the benefit of, any business competing with the Business unless ordered to do so by a court of competent jurisdiction;

                  (d) Mr. Wilson hereby undertakes that he shall not following the Termination Date represent himself as being in any way connected with the business of the Company or that of any Relevant Group Member (save as a shareholder in or option holder of the Company or the Relevant Group Member, as the case may be);

                  (e) Mr. Wilson hereby undertakes that during the Restricted Period he will not be employed in any business in Scotland or United States of America which is engaged in the manufacture and/or marketing and/or distribution of and/or provision of products in and/or services in competition with the Company or any Relevant Group Member. He will not during the Restricted Period carry on for his own account either alone or with others or be concerned as a director, employee, agent, consultant or in any other capacity whatsoever in or assist any company, entity or person engaged in any such business.

4.       Services

         Mr. Wilson hereby agrees that in the performance of his functions and duties under the Service Contract he shall, in addition to the performance of his functions and duties as Vice President Marketing of the Company exercise such powers and perform such duties of a similar status in relation to the Company's business and exercise such powers and perform such duties in relation to the business of any Relevant Group Member as may from time to time be assigned to or vested in him by the Board of Directors of the Company and that in the discharge of such duties and in the exercise of such powers he shall observe, obey and comply with all lawful resolutions, regulations and directions from time to time made or given by or under the authority of the Board of Directors of the Company and promptly, whenever required so to do, give a full account to the Board of Directors of the Company or a person duly authorised by the same of all matters with which he is entrusted.

5.       Motor Car

         In addition to his salary outlined above it is agreed that Mr. Wilson shall be entitled to receive and shall receive from the Company an allowance of (pound)5,000 per annum payable monthly towards the use for business purposes of the motor car owned and used by him for private purposes.

6.       0ptions

         MicroFrame undertakes as soon as reasonably practicable after the date of Closing to grant to Mr. Wilson an option or options to subscribe for 50,000 shares of common stock par value $.001 per share at fair market value at date of grant under the 1998 Stock Option Plan of MicroFrame.

7.       Continuation of Agreement

         All other provisions of the Service Contract as amended and further amended hereby shall continue in full force and effect.


IN WITNESS WHEREOF

                                                                       EXHIBIT C



                                    AGREEMENT
                                      among

                               WILLIAM HUGH EVANS
                                       and

                             SOLCOM SYSTEMS LIMITED
                                       and
                                 MICROFRAME, INC








                               Semple Fraser W.S.
                              10 Melville Crescent
                                Edinburgh EH3 7LU

                                    AGREEMENT

                                    among

                                    WILLIAM HUGH EVANS,  residing at 19 Pentland
                                    Drive,  Edinburgh  EH10 ("Mr Evans") (Of the
                                    First Part)

                                    and

                                    SOLCOM  SYSTEMS   LIMITED   (Company  Number
                                    129008) having its registered office at SolCom House, Meikle Road, Kirkton Campus, Livingston ("the Company") (Of the Second
                                    Part)

                                    and

                                    MICROFRAME,    INC   a   New   Jersey,   USA
                                    corporation and having its principal office at 21 Meridian Avenue, Edison, New Jersey 08820 ("MicroFrame")(of the Third Part)

-----------------------

WHEREAS

         A. Mr Evans and the Company entered into a contract of employment on 17th March 1993 as amended by Supplemental Letter from the Company to Mr Evans dated and accepted by Mr Evans on 28th June 1996 ("the Service Contract").

         B. The parties hereto have agreed to amend further the Service Contract and consequently have and do hereby agree and undertake as follows:-

                  1.       Salary

         With effect on and from the date of Closing of the acquisition of the entire issued share capital of the Company by MicroFrame ("date of Closing") Mr Evans' salary will be increased to (pound)70,000 per annum. Such salary will be reviewed annually on the first anniversary of the date of Closing and each anniversary thereafter and shall be increased by whichever is the lower of 5% or the amount by which the Retail Prices Index published by or on behalf of the Department of Employment of the UK government has increased between the date of Closing and such first anniversary or between the relevant anniversary and the following anniversary as the case may be.

                  2. With effect on and from the date of Closing all references to the period of notice applicable to Mr Evans shall be deleted and the following substituted therefor:-

         "The period of notice applicable to Mr Evans shall be 12 months by notice given by Mr Evans or by the Company to expire on or at any time after the second anniversary of the date of Closing subject as hereinafter provided"

                  3.       Restrictive Covenant

         With effect on and from date of Closing all references in Clauses 9.2 and 9.3 of the schedule to the Service Contract and in Clause 15 of the Company's Employees Handbook to non-solicitation of employees or prohibition on inducement to move business after the date of termination of the employment of Mr Evans shall be delete and the following substituted therefor:-

         15.1 "In these provisions the following expressions shall have the following meanings:-

                  "Business" shall mean any business carried on by any Relevant Group Member at the Termination Date or within one year prior thereto in which Mr Evans has been directly concerned at any time during the period of one year prior to the Termination Date.

                  "Protected Information" shall mean all information which is at the Termination Date confidential in relation to the Business including, for the avoidance of doubt, all business, financial, operational, customer and marketing information, intellectual property (including, without limitation, computer programmes and codes, software and others in respect of which, in all cases, intellectual property rights subsist or are capable of subsisting subject to the making of the appropriate application or registration), and trade secrets in relation to the Business but excepting therefrom:-

                           a. information which is in or enters the public domain other than as a result of a breach of this Agreement by Mr Evans;

                           b. information known to Mr Evans prior to his employment by the Company;

                           c. information which Mr Evans is required to disclose by law or by the regulations of any recognized stock exchange; and

                           d. information which Mr Evans receives after the Termination Date from any third party which is free to disclose same.

                  "Relevant Group Member" shall mean any member of the Group (meaning the Company any subsidiary or parent company of the Company and any other subsidiary of that parent (as such are defined in the Companies Act 1985)) at the Termination Date in whose business Mr Evans has been directly concerned pursuant to the provisions of the Service Contract as amended and further amended herein at any time during the period of one year prior to the Termination Date.

                  "Restricted Period" shall mean the period of 12 months commencing on the Termination Date.

                  "Termination Date" shall mean the date on which the employment terminates.

         15.2 Since Mr Evans is likely to obtain Protected Information in the course of the employment and personal knowledge of and influence over suppliers, customers and employees of the Company and Relevant Group Members, Mr Evans agrees with the Company that in addition to the other terms of his employment and without prejudice to other restrictions imposed upon him by law, he will, save with the prior written consent of the Company, be bound by the covenants set out below:-

                           a. Mr Evans hereby undertakes that he will not during the Restricted Period directly or indirectly canvass, solicit or interfere with or endeavor to canvass, solicit or interfere with either on his own behalf or for any other person, firm, company or other undertaking competing with the Business, the custom of any person, firm, company or other undertaking who at any time during the last year of his service with the Company was a customer of, or in the habit of dealing with or supplying, the Company or (as the case may be) any Relevant Group Member and with whom Mr Evans shall have been personally concerned or have had personal knowledge;

                           b. Mr Evans hereby undertakes that he will not during the Restricted Period either on his own behalf or for any other person, firm, company or other undertaking, directly or indirectly solicit or endeavor to entice away from the Company or any relevant Group Member any person who is an employee, director, office, agent or consultant of the Company or any Relevant Group Member at the Termination Date;

                           c. Mr Evans hereby undertakes that he shall not following the Termination Date directly or indirectly, divulge or make use of any Protected Information in relation to, or for the benefit of, any business competing with the Business unless ordered to do so by a court of competent jurisdiction;

                           d. Mr Evans hereby undertakes that he shall not following the Termination Date represent himself as being in any way connected with the business of the Company or that of any Relevant Group Member (save as a shareholder in or option holder of the Company or the Relevant Group Member, as the case may be);

                           e. Mr Evans hereby undertakes that during the Restricted Period he will not be employed in any business in Scotland or United States of America which is engaged in the manufacture and/or marketing and/or distribution of and/or provision of products in and/or services in competition with the

                                    Company or any  Relevant  Group  Member.  He
                                    will not during the Restricted  Period carry
                                    on for his own account  either alone or with
                                    others  or  be   concerned  as  a  director,
                                    employee,  agent, consultant or in any other
                                    capacity   whatsoever   in  or  assist   any
                                    company, entity or person engaged in any such business.

                  4.       Services

         Mr Evans hereby agrees that in the performance of his functions and duties under the Service Contract he shall, in addition to the performance of his functions and duties as Vice President Engineering of the Company exercise such powers and perform such duties of a similar status in relation to the Company's business and exercise such powers and perform such duties in relation to the business of any Relevant Group Member as may from time to time be assigned to or vested in him by the Board of Directors of the Company and that in the discharge of such duties and in the exercise of such powers he shall observe, obey and comply with all lawful resolutions, regulations and directions from time to time made or given by or under the authority of the Board of Directors of the Company and promptly, whenever required so to do, give a full account to the Board of Directors of the Company or a person duly authorized by the same of all matters with which he is entrusted.

                  5.       Motor Car

         In addition to his salary outlined above it is agreed that Mr Evans shall be entitled to receive and shall receive from the Company an allowance of (pound)5,000 per annum payable monthly towards the use for business purposes of the motor car owned and used by him for private purposes.

                  6.       Options

         MicroFrame undertakes as soon as reasonably practicable after the date of Closing to grant to Mr Evans an option or options to subscribe for 50,000 shares of common stock par value $.001 per share at fair market value at date of grant under the 1998 Stock Option Plan of MicroFrame.

                  7.       Continuation of Agreement

         All other provisions of the Service Contract as amended and further amended hereby shall continue in full force and effect.

IN WITNESS WHEREOF

                                                                       EXHIBIT D



                                    AGREEMENT
                                     amongst
                                   KEITH LAING
                                       and
                             SOLCOM SYSTEMS LIMITED
                                       and
                                 MICROFRAME, INC

                                      -----





                               Semple Fraser W.S.
                              10 Melville Crescent
                                Edinburgh EH3 7LU

                                    AGREEMENT

                                    among

                                    KEITH LAING,  residing at 43 Wester Bankton,
                                    Livingston,  EH54 9DY ("Mr.  Laing") (Of the
                                    First Part)

                                    and

                                    SOLCOM  SYSTEMS   LIMITED   (Company  Number
                                    129008) having its registered office at SolCom House, Meikle Road, Kirkton Campus, Livingston ("the Company") (Of the Second
                                    Part)

                                    and

                                    MICROFRAME,   INC.   a   New   Jersey,   USA
                                    corporation and having its principal office at 21 Meridian Avenue, Edison, New Jersey 08820 ("MicroFrame") (Of the Third Part)

                                    -------------------------------

WHEREAS
(A)               Mr.  Laing  and  the  Company   entered  into  a  contract  of
                  employment on 26 September 1995 ("the Service Contract").

(B) The parties hereto have agreed to amend further the Service Contract and consequently have and do hereby agree and undertake as follows:-

1.                Period of Notice

                  All express or implied references to a period of notice required to terminate the employment of Mr. Laing under the Service Contract referring either to notice by him or to notice by the Company shall be deleted and the following substituted therefor:-

                  "The employment of Mr. Laing shall continue until terminated by Mr. Laing giving to the Company 3 months' notice in writing or by the Company giving to Mr. Laing 3 months' notice in writing to expire at any time on or after the date falling 3 months after the first anniversary of the date of Closing subject as hereinafter provided."


          2.       Salary

                    With effect on and from the date of acquisition of the entire issued share capital of the Company by MicroFrame ("the date of Closing") Mr. Laing's salary will be increased to (pound)55,000 per annum.

           3.       Restrictive Covenant

                    With effect on and from the date of Closing all references in the Service Contract to non-solicitation of employees or prohibition on inducement to remove business after the date of termination of the employment of Mr. Laing shall be delete and the following substituted therefor:-

                    "In these provisions the following expressions shall have the following meanings:-

                    "Business" shall mean any business carried on by any Relevant Group Member at the Termination Date or within 6 months prior thereto in which Mr. Laing has been directly concerned at any time during the period of 6 months prior to the Termination Date.

                    "Protected Information" shall mean all information which is at the Termination Date confidential in relation to the Business including, for the avoidance of doubt, all business, financial, operational, customer and marketing information, intellectual property including, without limitation, computer programmes and codes, software and others in respect of which, in all cases, intellectual property rights subsist or are capable of subsisting subject to the making of the appropriate application or registration, and trade secrets in relation to the Business.

                    "Relevant Group Member" shall mean any member of the Group (meaning the Company, any subsidiary or parent company of the Company and any other subsidiary of that parent (as such are defined in the Companies Act 1985)) at the Termination Date in whose business Mr. Laing has been directly concerned pursuant to the provisions of the Service Contract as amended and further amended herein at any time during the period of 6 months prior to the Termination Date.

                    "Restricted Period" shall mean the period of 3 months commencing on the Termination Date.

                    "Termination Date" shall mean the date on which the employment terminates. Since Mr. Laing is likely to obtain Protected Information in the course of the employment and personal knowledge of and influence over suppliers, customers and employees of the Company and Relevant Group Members, Mr. Laing agrees with the Company that in addition to the other terms of his employment and without prejudice to other restrictions imposed upon him by law, he will, save with the prior written consent of the Company, be bound by the covenants set out below:-

                    (a) Mr. Laing hereby undertakes that he will not during the Restricted Period directly or indirectly canvass, solicit or interfere with or endeavor to canvass, solicit or interfere with either on his own behalf or for any other person, firm, company or other undertaking competing with the Business, the custom of any person, firm, company or other undertaking who at any time during the last 6 months of his service with the Company was a customer of, or in the habit of dealing with or supplying, the Company or (as the case may be) any Relevant Group Member and with whom Mr. Laing shall have been personally concerned or have had personal knowledge;

                    (b) Mr. Laing hereby undertakes that he will not during the Restricted Period either on his own behalf or for any other person, firm, company or other undertaking, directly or indirectly solicit or endeavor to entice away from the Company or any Relevant Group Member any person who is an employee, director, officer, agent or consultant of the Company or any Relevant Group Member at the Termination Date;

                    (c)    Mr.  Laing  hereby   undertakes  that  he  shall  not
                           following the Termination Date directly or indirectly, divulge or make use of any Protected Information in relation to, or for the benefit of, any business competing with the Business unless ordered to do so by a court of competent Jurisdiction;

                    (d) Mr. Laing hereby undertakes that he shall not following the Termination Date represent himself as being in any way connected with the business of the Company or that of any Relevant Group Member;

                    (e) Mr. Laing hereby undertakes that during the Restricted Period he will not be employed in any business in Scotland or United States of America where he will be directly involved with any products which are directly competitive with any of the
                           Company's products with which he had direct involvement at any time during the period of 6 months prior to the Termination Date. He will not during the same Restricted Period carry on for his own account either alone or with others or be concerned as a director, employee, agent, consultant or in any other capacity whatsoever in or assist any company, entity or person engaged or about to be engaged in producing, marketing or distributing any such products as aforesaid."

      4.   Services

           Mr. Laing hereby agrees that in the performance of his functions and duties under the Service Contract he shall, in addition to the performance of his functions and duties as Senior Manager of Research of the Company exercise such powers and perform such duties in relation to the Company's business and that of any Relevant Group Member as may from time to time be assigned to or vested in him by the Board of Directors of the Company and that in the discharge of such duties and in the exercise of such powers he shall observe, obey and comply with all lawful resolutions, regulations and directions from time to time made or given by or under the authority of the Board of Directors of the Company and promptly, whenever required so to do, give a full account to the Board of Directors of the Company or a person duly authorised by the same of all matters with which he is entrusted.

     5.    Options

           MicroFrame undertakes as soon as reasonably practicable after the date of Closing to grant to Mr. Laing an option or options to subscribe for 7,500 shares of common stock par value $.001 per share at fair market value at date of grant under the 1998 Stock Option Plan of MicroFrame.

     6.    Continuation of Agreement

           All other provisions of the Service Contract as amended and further amended hereby shall continue in full force and effect.

IN WITNESS WHEREOF

                                                                      EXHIBIT E


                          REGISTRATION RIGHTS AGREEMENT

                                  Dated , 1998

               AGREEMENT,   by  and  among   MicroFrame,   Inc.,  a  New  Jersey
corporation (the "Company") and the Sellers (as hereinafter defined).

               WHEREAS, simultaneously with the execution and delivery of this Agreement, pursuant to that certain share purchase agreement dated as of ________, 1998 (the "Share Purchase Agreement") by and among the Company, certain Sellers (as such term is defined in the Share Purchase Agreement) and SolCom Systems Limited, the Sellers are acquiring shares of common stock, par value $.001 per share of the Company (the "Common Stock").

               WHEREAS, subject to the terms and conditions set forth in the Share Purchase Agreement, the Company desires to provide to the Sellers certain rights regarding the registration of the Common Stock issued to the Sellers (the "Shares"), all upon the terms and conditions set forth below.

               It is therefore agreed as follows:

        1.     Piggyback/Limited Demand Registration.

               1.1    Right to Include Registrable Securities.

               (a) Subject to Section 1.1(c), if the Company at any time through and including the first anniversary of the date hereof, but not thereafter, proposes to register any of its Common Stock under the Securities Act (as defined below) by registration on Forms S-1, S-2, S-3, SB-1 or any successor or similar form(s) (except registrations on such Forms or similar form(s) for registration of securities in connection with (i) an employee benefit plan or dividend reinvestment plan, (ii) merger, consolidation or sale of all or substantially all of the assets of the Company (on Form S-4 or otherwise) or
(iii) debt securities that are not convertible into Common Stock), whether or not for sale for its own account, it shall, each such time until the Holders have exercised their right to a Request (as defined below), give written notice to each Holder (as defined below) of its intention to do so and of the Holders' rights under this Section 1 at least twenty (20) days prior to the filing of a registration statement with respect to such registration with the Commission (as defined below), which notice shall describe in reasonable detail the proposed registration and distribution and, subject to the provisions hereof, shall offer the Holder the opportunity to register that number of shares of Registrable Securities (as defined below) that the Holder shall request, subject to the limitations set forth herein. Upon the written request of any Holder that is delivered to the Sellers' Representatives (as such term is defined in the Share Purchase Agreement) within ten (10) days after the receipt of the aforementioned notice and subsequently delivered to the Company by the Sellers' Representatives within five (5) days thereafter (a "Request"), which Request shall specify the Registrable Securities (as defined below)
intended to be registered and disposed of by such Holder, the Company shall, subject to the provisions hereof, use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by such Holder, except as otherwise provided herein, and, subject to the provisions hereof, to cause the underwriters, if any, to permit the Holders of Registrable Securities to participate in such offering on the same terms and conditions as the Company.

               (b) In the event that the Company breaches any covenant contained in Section 5 hereof (a "Breach"), and only in such event, subject to Section 1.1(c), through and including the first anniversary of the date hereof, but not thereafter, Holders of at least a majority of the Registrable Securities shall have one (1) "demand" registration right pursuant to which, upon notice from such Holders to the Sellers' Representatives within ten (10) days after the event giving rise to the Breach, and provided that, such notice is subsequently delivered to the Company within five (5) days thereafter (a "Demand Request"), which Demand Request shall specify the Registrable Securities intended to be registered and disposed of by such Holders, the Company shall, subject to the provisions hereof, use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by such Holders pursuant to such Demand Request, except as otherwise provided herein.

               (c) If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company or, in the case of an underwritten offering, the underwriter, shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Sellers' Representatives and upon giving that notice (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses (as defined below) in connection therewith), without prejudice; and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

               (d) The Company shall pay all Registration Expenses (as defined below) in connection with registration of Registrable Securities requested pursuant to this Section 1.

               (e) As used in this Agreement (i) "Registrable Securities" means the Registrable Shares and any other securities issuable in connection therewith or in replacement thereof by way of a dividend, distribution, recapitalization, exchange, merger, consolidation, reorganization or other transaction, (ii) "Registrable Shares" includes the Shares held by the Sellers including the Escrow Shares (to the extent that such Escrow Shares have been released from Escrow), provided that, any such Shares shall cease to be Registrable Shares when (A) a registration statement with respect to the public sale of such Shares shall have become effective under the Securities Act, (B) such Shares have been disposed of, or are eligible for disposable as permitted by, and in compliance with, Rule 144 (or successor provision) promulgated under the Securities Act or
(C) such Shares shall have ceased to be outstanding, (iii) "Holder" means each Seller, and (iv) "Securities Act" shall mean the Securities Act of 1933, as amended, or any subsequent similar federal statute, and the rules and regulations of the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act (the "Commission").

               (f) As used in this Agreement, "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the provisions of Section 1, Section 2 and Section 3 including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and each Seller and of its independent public accountants, including the expenses of "comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers of securities; provided that, such expenses attributable solely to the Holders, including without limitation, any and all expenses in connection with a Demand Request, shall not in the aggregate exceed $1,500, and further provided that, Registration Expenses shall exclude, and each Holder shall pay, underwriters fees and underwriting discounts and commissions and transfer taxes in respect of the Registrable Securities being registered for such Holder as well as any fees and expenses of counsel to such Holder of the Registrable Securities.

               1.2  Decrease in Amount of  Registrable  Securities.  Anything in
Section 1.1 to the contrary notwithstanding, if a registration hereunder involves an underwritten offering and the managing underwriter advises the Company that, in its opinion, the number of securities proposed to be included in such registration should be limited due to market conditions, then the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second the Registrable Securities requested by the Sellers to be included in such registration that, in the opinion of the managing underwriter, can be sold, such amount to be allocated among the participating Sellers on a pro rata basis. Notwithstanding any provision to the contrary contained herein, including without limitation Section 1.1(e)(ii), in the event of any such cutback by the underwriters in the number of securities included in a registration, any Registrable Securities of the Sellers so excluded from the registration shall remain Registrable Securities.

        2. Registration Procedures. In connection with the registration of any Registrable Securities under the Securities Act as provided in Section 1, the Company shall:

                      (i)  prepare and file with the  Commission  as promptly as practicable (but in the event of a Demand Request, not later than 180 days after receipt of such Demand Request from the Sellers' Representatives) the requisite registration statement to effect such registration and thereafter use all reasonable efforts to cause such registration statement to become and remain effective (subject to clause
        (ii) below);

                      (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for a period of not less than 9 months, which period shall terminate when all Registrable Securities covered by such Registration Statement have been sold;

                      (iii) furnish to each Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other documents for delivery in conformity with the requirements of the Securities Act, as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;

                      (iv) use all reasonable efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or Blue Sky laws of such states of the United States of America where an exemption is not available and as the Holders shall reasonably request, but in no event greater than five (5) such states, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action that may reasonably be necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities to be sold by the Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                      (v) use all reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition;

                      (vi) promptly notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act during the period mentioned in Section 2(ii) above, if the Company becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                      (vii) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the Commission; and

                      (viii) use all reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or quoted.

               It is expressly agreed by the parties that as a condition to the performance of the Company's obligations hereunder, the Holders shall furnish the Company such information regarding the Holders and the distribution of the Holders' Registrable Securities as the Company may from time to time reasonably request in writing.

        3.     Underwritten Offerings.

               3.1 Piggyback Underwritten Offerings. If the Company proposes to register any of its securities under the Securities Act as contemplated by
Section 1 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to and in accordance with Section 1 (including, without limitation, the provisions of Section 1.2 hereof), if requested by any Holders and the Sellers' Representatives in accordance with
Section 1 hereof, arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holders with the securities of the Company to be distributed by such underwriters. Such Holders shall become parties to the underwriting agreement negotiated between the Company and such underwriters and shall make all representations and warranties to and shall enter into all agreements with the Company or the underwriters as shall be reasonably requested of them including all representations and warranties customarily given by selling shareholders in an underwritten public offering.

               3.2 Holdback Agreements. In connection with any registration of Registrable Securities pursuant to an underwritten public offering, the Company and each Holder shall, if requested by the underwriter, agree to reasonable and customary restrictions relating to the sale or distribution of the Registrable Securities or any other securities as are imposed by the underwriter or underwriters for such underwritten public offering.

               3.3 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall give the Holders, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such access to its books and records, such opportunities to discuss the business of the Company with officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

               3.4 Comfort Letter. In the event the offering is an underwritten offering, the Company shall use all reasonable efforts to obtain a "cold comfort" letter from the independent public accountants for the Company in customary form and covering such matters of the type customarily covered by such letters as the Sellers of such Registrable Securities reasonably request.

        4.     Indemnification.

               4.1 Indemnification by the Company. In the event of any registration statement filed pursuant to Section 1, the Company shall, and hereby does, indemnify and hold harmless each of the Holders and each of their directors, officers, partners, agents, attorneys, representatives and affiliates (each of the foregoing, a "Holder Indemnitee"), insofar as losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse each Holder Indemnitee for any legal or any other fees, costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Holder Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person or entity's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person or entity asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person or entity if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such Holder.

               4.2 Indemnification by the Holders. Each Holder severally, and not jointly, hereby indemnifies and holds harmless (in the same manner and to the same extent as set forth in Section 4.1 above) the Company, each director and officer of the Company, each of their respective attorneys and representatives  and each  other  person or entity,  if any,  who  controls  the
Company within the meaning of the Securities Act, with respect to (i) any statement contained in, or omission from, such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or (ii) the breach of any agreement or covenant by such Holder contained herein.

               4.3 Notice of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 4.1 or 4.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnity obligations, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs related to the indemnified party's cooperation with the indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

               4.4 Contribution. If indemnification shall for any reason be held by a court to be unavailable to an indemnified party under Section 4.1 or
Section 4.2 in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 4.1 or Section 4.2, as applicable, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder on the other hand that resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by item (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and such Holder on the other. No person or entity guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. In addition, no person or entity shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such person or entity's consent, which consent shall not be unreasonably withheld.

               4.5 Other Indemnification. Indemnification and contribution similar to that specified in the preceding provisions of this Section 4 (with appropriate modifications) shall be given by the Company and, severally and not jointly, by each Holder with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

        5. Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Securities to the public without registration, the Company shall:

               (a)  use  all   reasonable   efforts  to  make  and  keep  public
information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act at all times;

               (b) use all reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder ("Exchange Act"); and

               (c) deliver a written statement as to whether it has complied with such requirements of this Section, to the Holders upon any Holder's request.

        6.     Miscellaneous.

               (a) Notices. All notices, instructions and other communications in connection with this Agreement shall be in writing and may be given by personal delivery or mailed, certified mail, return receipt requested, postage prepaid or by a nationally recognized overnight courier to the parties at the addresses set forth in the Share Purchase Agreement (or at such other addresses as the parties may specify in a notice made in accordance with this Section).

               (b) No Waiver. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies conferred by this Agreement or shall preclude any other or further exercise thereof or the exercise of any other right, power and remedy.

               (c) Binding Effect; Assignability. This Agreement shall be binding upon and shall inure to the benefit of the respective parties and their permitted successors and assigns. The registration rights contained herein may be transferred to any subsequent holder of Registrable Securities, provided that
(i) such holder has not acquired such securities in a transaction with respect to which a registration statement under the Securities Act is effective at the time or pursuant to a sale in which Rule 144 is then available to such holder and (ii) such holder executes and delivers a counterpart to this Agreement.

               (d) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

               (e) Modification. No term or provision of this Agreement may be amended, altered, modified, rescinded or terminated except upon the express written consent of the party against whom the same is sought to be enforced.

               (f) Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflict or choice of law principles thereof.

               (g) Headings. All headings and captions in this Agreement are for purposes of reference only and shall not be construed to limit or affect the substance of this Agreement.

               (h) Entire Agreement. This Agreement contains, and is intended as, a complete statement of all the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

               (i) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above herein.

                                     MICROFRAME, INC.




                                     By:______________________________________
                                            Name:
                                            Title:


                                     SELLERS:

                                     By:   Sellers' Representatives (as such
                                           term is defined in the Share Purchase
                                           Agreement), as attorney-in-fact




                                     --------------------------------------




                                     --------------------------------------


                                     [Name of each Seller]

                                                                       EXHIBIT F


                                    AGREEMENT

                                     amongst

                                   KEITH BAKER

                                       and

                             SOLCOM SYSTEMS LIMITED

                                       and

                                 MICROFRAME, INC

                                      -----




                               Semple Fraser W.S.
                              10 Melville Crescent
                                Edinburgh EH3 7LU

                                    AGREEMENT

                                    among

                                    KEITH  BAKER  residing  at 4  Braehead  Row,
                                    Edinburgh  EH4 ("Mr  Baker")  (Of the  First
                                    Part)

                                    and

                                    SOLCOM  SYSTEMS   LIMITED   (Company  Number
                                    129008) having its registered office at SolCom House, Meikle Road, Kirkton Campus, Livingston ("the Company") (Of the Second
                                    Part)

                                    and

                                    MICROFRAME,   INC.   a   New   Jersey,   USA
                                    corporation and having its principal office at 21 Meridian Avenue, Edison, New Jersey 08820 ("MicroFrame") (Of the Third Part)

                                    -------------------------------

WHEREAS

(A) Mr Baker and the Company entered into a contract of employment on 9 January 1996 ("the Service Contract").

(B) The parties hereto have agreed to amend further the Service Contract and consequently have and do hereby agree and undertake as follows:

1.       Period of Notice

         All express or implied references to a period of notice required to terminate the employment of Mr Baker under the Service Contract referring either to notice by him or to notice by the Company shall be deleted and the following substituted therefor:-

         "The employment of Mr Baker shall continue until terminated by Mr Baker giving to the Company 3 months' notice in writing or by the Company giving to Mr Baker 3 months' notice in writing to expire at any time on or after the date falling 3 months after the first anniversary of the date of Closing subject as hereinafter provided."

2.       Salary

         With effect on and from the date of acquisition of the entire issued share capital of the Company by MicroFrame ("the date of Closing") Mr Baker's salary will be increased to (pound)43,000 per annum.

3.       Restrictive Covenant

         With effect on and from the date of Closing all references in the Service Contract to non- solicitation of employees or prohibition on inducement to remove business after the date of termination of the employment of Mr Baker shall be delete and the following substituted therefor:-

         "In these provisions the following expressions shall have the following meanings:-

         "Business" shall mean any business carried on by any Relevant Group Member at the Termination Date or within 6 months prior thereto in which Mr Baker has been directly concerned at any time during the period of 6 months prior to the Termination Date.

         "Protected Information" shall mean all information which is at the Termination Date confidential in relation to the Business including, for the avoidance of doubt, all business, financial, operational, customer and marketing information, intellectual property including, without limitation, computer programmes and codes, software and others in respect of which, in all cases, intellectual property rights subsist or are capable of subsisting subject to the making of the appropriate application or registration, and trade secrets in relation to the Business.

         "Relevant Group Member" shall mean any member of the Group (meaning the Company, any subsidiary or parent company of the Company and any other subsidiary of that parent (as such are defined in the Companies Act
         1985)) at the Termination Date in whose business Mr Baker has been directly concerned pursuant to the provisions of the Service Contract as amended and further amended herein at any time during the period of 6 months prior to the Termination Date.

         "Restricted Period" shall mean the period of 3 months commencing on the Termination Date.

         "Termination Date" shall mean the date on which the employment terminates.

         Since Mr Baker is likely to obtain Protected Information in the course of the employment and personal knowledge of and influence over suppliers, customers and employees of the Company and Relevant Group Members, Mr Baker agrees with the Company that in addition to the other terms of his employment and without prejudice to other restrictions imposed upon him by law, he will, save with the prior written consent of the Company, be bound by the covenants set out below:-

         (a) Mr Baker hereby undertakes that he will not during the Restricted Period directly or indirectly canvass, solicit or interfere with or endeavor to canvass, solicit or interfere with either on his own behalf or for any other person, firm, company or other undertaking competing with the Business, the custom of any person, firm, company or other undertaking who at any time during the last 6 months of his service with the Company was a customer of, or in the habit of dealing with or supplying, the

                  Company or (as the case may be) any Relevant Group Member and with whom Mr Baker shall have been personally concerned or have had personal knowledge;

         (b) Mr Baker hereby undertakes that he will not during the Restricted Period either on his own behalf or for any other person, firm, company or other undertaking, directly or indirectly solicit or endeavor to entice away from the Company or any Relevant Group Member any person who is an employee, director, officer, agent or consultant of the Company or any Relevant Group Member at the Termination Date;

         (c) Mr Baker hereby undertakes that he shall not following the Termination Date directly or indirectly, divulge or make use of any Protected Information in relation to, or for the benefit of, any business competing with the Business unless ordered to do so by a court of competent jurisdiction;

         (d) Mr Baker hereby undertakes that he shall not following the Termination Date represent himself as being in any way connected with the business of the Company or that of any Relevant Group Member;

         (e) Mr Baker hereby undertakes that during the Restricted Period he will not be employed in any business in Scotland or United States of America where he will be directly involved with any products which are directly competitive with any of the Company's products with which he had direct involvement at any time during the period of 6 months prior to the Termination Date. He will not during the same Restricted Period carry on for his own account either alone or with others or be concerned as a director, employee, agent, consultant or in any other capacity whatsoever in or assist any company, entity or person engaged or about to be engaged in producing, marketing or distributing any such products as aforesaid."

4.       Services

         Mr Baker hereby agrees that in the performance of his functions and duties under the Service Contract he shall, in addition to the performance of his functions and duties as Senior Hardware Engineer of the Company exercise such powers and perform such duties in relation to the Company's business and that of any Relevant Group Member as may from time to time be assigned to or vested in him by the Board of Directors of the Company and that in the discharge of such duties and in the exercise of such powers he shall observe, obey and comply with all lawful resolutions, regulations and directions from time to time made or given by or under the authority of the Board of Directors of the Company and promptly, whenever required so to do, give a full account to the Board of Directors of the Company or a person duly authorised by the same of all matters with which he is entrusted.

5.       Options

         MicroFrame undertakes as soon as reasonably practicable after the date of Closing to grant to Mr Baker an option or options to subscribe for 7,500 shares of common stock par value $.001 per share at fair market value at date of grant under the 1998 Stock Option Plan of MicroFrame.

6.       Continuation of Agreement

         All other provisions of the Service Contract as amended and further amended hereby shall continue in full force and effect.

IN WITNESS WHEREOF

                                    AGREEMENT
                                     amongst
                                ROBERT STRUTHERS
                                       and
                             SOLCOM SYSTEMS LIMITED
                                       and
                                 MICROFRAME, INC








                               Semple Fraser W.S.
                              10 Melville Crescent
                                Edinburgh EH3 7LU

                                    AGREEMENT

                                    among

                                    ROBERT   STRUTHERS,   residing  at  Primrose
                                    Place,  Eliburn,  Livingston,  EH54 6RN ("Mr
                                    Struthers") (Of the First Part)

                                    and

                                    SOLCOM  SYSTEMS   LIMITED   (Company  Number
                                    129008) having its registered office at SolCom House, Meikle Road, Kirkton Campus, Livingston ("the Company") (Of the Second
                                    Part)

                                    and

                                    MICROFRAME,   INC.   a   New   Jersey,   USA
                                    corporation and having its principal office at 21 Meridian Avenue, Edison, New Jersey 08820 ("MicroFrame") (Of the Third Part)

                                    -------------------------------


WHEREAS

(A) Mr Struthers and the Company entered into a contract of' employment on 21 February 1995 ("the Service Contract").

(B) The parties hereto have agreed to amend further the Service Contract and consequently have and do hereby agree and undertake as therefor:-:

1.       Period of Notice

         All express or implied references to a period of notice required to terminate the employment of Mr Struthers under the Service Contract referring either to notice by him or to notice by the Company shall be deleted and the following substituted therefor:-

         "The employment of Mr Struthers shall continue until terminated by Mr Struthers giving to the Company 3 months' notice in writing or by the Company giving to Mr Struthers 3 months' notice in writing to expire at any time on or after the date falling 3 months after the first anniversary of the date of Closing subject as hereinafter provided."

2.       Salary

         With effect on and from the date of acquisition of the entire issued share capital of the Company by MicroFrame ("the date of Closing") Mr Struthers' salary will be increased to (pound)43,000 per annum.

3.       Restrictive Covenant

         With effect on and from the date of Closing all references in the Service Contract to non- solicitation of employees or prohibition on inducement to remove business after the date of termination of the employment of Mr Struthers shall be delete and the following substituted therefor:-

         "In these provisions the following expressions shall have the following meanings:-

         "Business" shall mean any business carried on by any Relevant Group Member at the Termination Date or within 6 months prior thereto in which Mr Struthers has been directly concerned at any time during the period of 6 months prior to the Termination Date.

         "Protected Information" shall mean all information which is at the Termination Date confidential in relation to the Business including, for the avoidance of doubt, all business, financial, operational, customer and marketing information, intellectual property including, without limitation, computer programmes and codes, software and others in respect of which, in all cases, intellectual property rights subsist or are capable of subsisting subject to the making of the appropriate application or registration, and trade secrets in relation to the Business.

         "Relevant Group Member" shall mean any member of the Group (meaning the Company, any subsidiary or parent company of the Company and any other subsidiary of that parent (as such are defined in the Companies Act
         1985)) at the Termination Date in whose business Mr Struthers has been directly concerned pursuant to the provisions of the Service Contract as amended and further amended herein at any time during the period of 6 months prior to the Termination Date.

         "Restricted Period" shall mean the period of 3 months commencing on the Termination Date.

         "Termination Date" shall mean the date on which the employment terminates.

         Since Mr Struthers is likely to obtain Protected Information in the course of the employment and personal knowledge of and influence over suppliers, customers and employees of the Company and Relevant Group Members, Mr Struthers agrees with the Company that in addition to the other terms of his employment and without prejudice to other restrictions imposed upon him by law, he will, save with the prior written consent of the Company, be bound by the covenants set out below:-

         (a) Mr Struthers hereby undertakes that he will not during the Restricted Period directly or indirectly canvass, solicit or interfere with or endeavor to canvass, solicit or interfere with either on his own behalf or for any other person, firm, company or other undertaking competing with the Business, the custom of any person, firm, company or other undertaking who at any time during the last 6 months of his service with the Company was a customer of, or in the habit of dealing with or supplying, the Company or (as the case may be) any Relevant Group Member and with whom Mr Struthers shall have been personally concerned or have had personal knowledge;

         (b) Mr Struthers hereby undertakes that he will not during the Restricted Period either on his own behalf or for any other person, firm, company or other undertaking, directly or indirectly solicit or endeavor to entice away from the Company or any Relevant Group Member any person who is an employee, director, officer, agent or consultant of the Company or any Relevant Group Member at the Termination Date;

         (c) Mr Struthers hereby undertakes that he shall not following the Termination Date directly or indirectly, divulge or make use of any Protected Information in relation to, or for the benefit of, any business competing with the Business unless ordered to do so by a court of competent jurisdiction;

         (d) Mr Struthers hereby undertakes that he shall not following the Termination Date represent himself as being in any way connected with the business of the Company or that of any Relevant Group Member;

         (e) Mr Struthers hereby undertakes that during the Restricted Period he will not be employed in any business in Scotland or United States of America where he will be directly involved with any products which are directly competitive with any of the Company's products with which he had direct involvement at any time during the period of 6 months prior to the Termination Date. He will not during the same Restricted Period carry on for his own account either alone or with others or be concerned as a director, employee, agent, consultant or in any other capacity whatsoever in or assist any company, entity or person engaged or about to be engaged in producing, marketing or distributing any such products as aforesaid."

4.       Services

         Mr Struthers hereby agrees that in the performance of his functions and duties under the Service Contract he shall, in addition to the performance of his functions and duties as Software Development Manager of the Company exercise such powers and perform such duties in relation to the Company's business and that of any Relevant Group Member as may from time to time be assigned to or vested in him by the Board of Directors of the Company and that in the discharge of such duties and in the exercise of such powers he shall observe, obey and comply with all lawful resolutions, regulations and directions from time to time made or given by or under the authority of the Board of Directors of the Company and promptly, whenever required so to do, give a full account to the Board of Directors of the Company or a person duly authorised by the same of all matters with which he is entrusted.

5.       Options

         MicroFrame undertakes as soon as practicable after the date of Closing to grant to Mr Struthers an option or options to subscribe for 7,500 shares of common stock par value $.001 per share at fair market value at the date of grant under the 1998 Stock Option Plan of MicroFrame.

6.       Continuation of Agreement

         All other provisions of the Service Contract as amended and further amended hereby shall continue in full force and effect.

                  IN WITNESS WHEREOF

                                    AGREEMENT
                                     amongst
                                STEPHEN CONNELLY
                                       and
                             SOLCOM SYSTEMS LIMITED
                                       and
                                 MICROFRAME, INC


                                      -----










                               Semple Fraser W.S.
                              10 Melville Crescent
                                Edinburgh EH3 7LU

                                    AGREEMENT

                                    among

                                    STEPHEN  CONNELLY  residing  at Flat 3F1, 10
                                    Dalgety Avenue,  Meadowbank,  Edinburgh ("Mr
                                    Connelly") (Of the First Part)

                                    and

                                    SOLCOM  SYSTEMS   LIMITED   (Company  Number
                                    129008) having its registered office at SolCom House, Meikle Road, Kirkton Campus, Livingston ("the Company") (Of the Second
                                    Part)

                                    and

                                    MICROFRAME,   INC.   a   New   Jersey,   USA
                                    corporation and having its principal office at 21 Meridian Avenue, Edison, New Jersey 08820 ("MicroFrame") (Of the Third Part)

                                    -------------------------------

WHEREAS

(A) Mr Connelly and the Company entered into a contract of employment on 21 February 1995 ("the Service Contract").

(B) The parties hereto have agreed to amend further the Service Contract and consequently have and do hereby agree and undertake as therefor:-:

1.       Period of Notice

         All express or implied references to a period of notice required to terminate the employment of Mr Connelly under the Service Contract referring either to notice by him or to notice by the Company shall be deleted and the following substituted therefor:-

         "The employment of Mr Connelly shall continue until terminated by Mr Connelly giving to the Company 3 months' notice in writing or by the Company giving to Mr Connelly 3 months' notice in writing to expire at any time on or after the date falling 3 months after the first anniversary of the date of Closing subject as hereinafter provided."

2.       Salary

         With effect on and from the date of acquisition of the entire issued share capital of the Company by MicroFrame ("the date of Closing") Mr Connelly's salary will be increased to (pound)33,000 per annum.

3.       Restrictive Covenant

         With effect on and from the date of Closing all references in the Service Contract to non- solicitation of employees or prohibition on inducement to remove business after the date of termination of the employment of Mr Connelly shall be delete and the following substituted therefor:-

         "In these provisions the following expressions shall have the following meanings:-

         "Business" shall mean any business carried on by any Relevant Group Member at the Termination Date or within 6 months prior thereto in which Mr Connelly has been directly concerned at any time during the period of 6 months prior to the Termination Date.

         "Protected Information" shall mean all information which is at the Termination Date confidential in relation to the Business including, for the avoidance of doubt, all business, financial, operational, customer and marketing information, intellectual property including, without limitation, computer programmes and codes, software and others in respect of which, in all cases, intellectual property rights subsist or are capable of subsisting subject to the making of the appropriate application or registration, and trade secrets in relation to the Business.

         "Relevant Group Member" shall mean any member of the Group (meaning the Company, any subsidiary or parent company of the Company and any other subsidiary of that parent (as such are defined in the Companies Act
         1985)) at the Termination Date in whose business Mr Connelly has been directly concerned pursuant to the provisions of the Service Contract as amended and further amended herein at any time during the period of 6 months prior to the Termination Date.

         "Restricted Period" shall mean the period of 3 months commencing on the Termination Date.

         "Termination Date" shall mean the date on which the employment terminates.

         Since Mr Connelly is likely to obtain Protected Information in the course of the employment and personal knowledge of and influence over suppliers, customers and employees of the Company and Relevant Group Members, Mr Connelly agrees with the Company that in addition to the other terms of his employment and without prejudice to other restrictions imposed upon him by law, he will, save with the prior written consent of the Company, be bound by the covenants set out below:

         (a) Mr Connelly hereby undertakes that he will not during the Restricted Period directly or indirectly canvass, solicit or interfere with or endeavor to canvass, solicit or interfere with either on his own behalf or for any other person, firm, company or other undertaking competing with the Business, the custom of any person, firm, company or other undertaking who at any time during the last 6 months of his service with the Company was a customer of, or in the habit of dealing with or supplying, the Company or (as the case may be) any Relevant Group Member and with whom Mr Connelly shall have been personally concerned or have had personal knowledge;

         (b) Mr Connelly hereby undertakes that he will not during the Restricted Period either on his own behalf or for any other person, firm, company or other undertaking, directly or indirectly solicit or endeavor to entice away from the Company or any Relevant Group Member any person who is an employee, director, officer, agent or consultant of the Company or any Relevant Group Member at the Termination Date;

         (c) Mr Connelly hereby undertakes that he shall not following the Termination Date directly or indirectly, divulge or make use of any Protected Information in relation to, or for the benefit of, any business competing with the Business unless ordered to do so by a court of competent jurisdiction;

         (d) Mr Connelly hereby undertakes that he shall not following the Termination Date represent himself as being in any way connected with the business of the Company or that of any Relevant Group Member;

         (e) Mr Connelly hereby undertakes that during the Restricted Period he will not be employed in any business in Scotland or United States of America where he will be directly involved with any products which are directly competitive with any of the Company's products with which he had direct involvement at any time during the period of 6 months prior to the Termination Date. He will not during the same Restricted Period carry on for his own account either alone or with others or be concerned as a director, employee, agent, consultant or in any other capacity whatsoever in or assist any company, entity or person engaged or about to be engaged in producing marketing or distributing any such products as aforesaid."

4.       Services

         Mr Connelly hereby agrees that in the performance of his functions and duties under the Service Contract he shall, in addition to the performance of his functions and duties as Senior Analyst of the Company exercise such powers and perform such duties in relation to the Company's business and that of any Relevant Group Member as may from time to time be assigned to or vested in him by the Board of Directors of the Company and that in the discharge of such duties and in the exercise of such powers he shall observe, obey and comply with all lawful resolutions, regulations and directions from time to time made or given by or under the authority of the Board of Directors of the Company and promptly, whenever required so to do, give a full account to the Board of Directors of the Company or a person duly authorised by the same of all matters with which he is entrusted.

5.       Options

         MicroFrame undertakes as soon as reasonably practicable after the date of Closing to grant to Mr Connelly an option or options to subscribe for 7,500 shares of common stock par value $.001 per share at fair market value at date of grant under the 1998 Stock Option Plan of MicroFrame.

6.       Continuation of Agreement

         All other provisions of the Service Contract as amended and further amended hereby shall continue in full force and effect.

IN WITNESS WHEREOF

                                                                       EXHIBIT G



                         Opinion Letter to be given by:-

                            (i) Maclay Murray & Spens

                                       and

                             (ii) Anderson Strathern

                      Referable to Trustee Shareholders for
                        whom they act in the acquisition



Dear Sirs,

[                                             ]  ("the Trust")

1. The Trust is constituted by Declaration of Trust by [ ] dated [ ] and registered in Books of Council and Session on [ ]. The Trust is validly constituted under Scots Law and the Trustees have all requisite powers to act in accordance with the provisions of the said Declaration of Trust.

2. The [original/present] Trustees of the Trust are [ ] residing at [ ] ("the Trustees").

3. The Trustees have the requisite power and authority to execute and deliver the Share Purchase Agreement with MicroFrame Inc relative to the acquisition of the whole of the issued share capital of SolCom Systems Limited ("the Share Purchase Agreement") dated of even date with this Opinion and to perform their obligations thereunder and grant warranties and indemnities thereunder and consummate the transactions on its part contemplated thereby.

         The execution delivery and performance by the Trustees of the Share Purchase Agreement and without limitation the granting of warranties and indemnities thereunder and the consummation by the Trustees of the transactions contemplated thereby have been duly authorised by all necessary action on the part of the Trustees.

         The Share Purchase Agreement and all agreements delivered in connection therewith to which the Trustees are parties, have been duly and validly executed and delivered by the Trustees on behalf of the Trust, and each constitutes a legal, valid and binding obligation of the Trustees enforceable against the Trust in accordance with their respective terms.

4. The Escrow Agreement, and the Registration Rights Agreement to be entered into by the Trustees as applicable (the "Material Agreements") have been duly and validly executed and delivered by the Trustees and constitute the legal, valid and binding obligation of the Trustees enforceable against the Trust in accordance with its terms.

5. The execution and delivery of the Material Agreements and the performance and consummation by the Trustees of the transactions contemplated thereby do not result in any conflict with, breach or violation of or default, termination, forfeiture or lien under (or upon the failure to give notice over lapse of time or both, result in any conflict with, breach or violation of or default, termination, forfeiture or lien under) any terms or provisions of (i) the Declaration of Trust under which the Trustees are acting or (ii) any Material Agreement.

6. This Opinion is given to Semple Fraser as legal advisers to MicroFrame Inc solely in connection with the entering into and performance of the Share Purchase Agreement and the Material Agreements by the Trustees and is not to be disclosed to or relied upon by any third parties without our express written consent.

         Yours faithfully

The Directors
MicroFrame, Inc
21 Meridian Avenue
Edison
New Jersey 08820 USA("the Buyer")


Dear Sirs

Scottish Legal Opinion
Share Purchase Agreement amongst MicroFrame, Inc, the Sellers (as therein defined), and SolCom Systems Limited ("the Company") dated August 1998 ("the Agreement")

1. We have acted as the Company's Scottish legal advisers in connection with the Agreement.

2. We have taken instructions from the Company and have received no instructions from you.

3. All terms defined in the Agreement shall, unless the context other requires, have the same meanings in this letter. This letter together with the Schedule ("the Schedule") annexed constitutes our formal legal opinion (the "Opinion").

4.       This Opinion is given in relation to the Company only.

5. This Opinion is limited to Scots law as applied by the Scottish courts as at the date of this letter, so far as published and available publicly. It is given on the basis that the matters on which our opinion is expressed will be governed by and construed in accordance with Scots law. We express no opinion and have not reviewed the law of any other jurisdiction which may apply to the Agreement or to any of the other parties to the Agreement.

6. For the purposes of this Opinion, we have examined only the documents, fiches, drafts or copies specified in the Schedule to this letter. No further searches against the Company have been carried out since the date the fiches referred to, were obtained. A search will be carried out by us prior to the execution of the Agreement for any petition for the appointment of any administrator, liquidator or receiver to the Company.

7. For the purposes of this Opinion, the following assumptions have been made:

7.1 the Agreement and the Material Agreements (as hereinafter defined) and all other related documents will be complete, duly executed by all parties other than the Company and conform to any final draft documents presented to us;

7.2 any original or execution copy documents presented to us were complete and have not been and will not be altered;

7.3 all signatures are or will be genuine and no unlawful or fraudulent acts have occurred or will occur in the obtaining of any signatures;

7.4 no resolution for the appointment of an administrator, liquidator, administrative receiver or receiver to the whole or any part of the business or undertaking of the Company has been passed and no such person has been appointed and no petition has been lodged for the appointment of any such person;

7.5 the execution of the Agreement and the Material Agreements (as hereinafter defined) is in the best interests of each of the parties to the Agreement and the Material Agreements (as hereinafter defined);

7.6 the Agreement and the Material Agreements (as hereinafter defined) will constitute legally valid and binding obligations on each of the parties other than the Company;

7.7 the information contained in the fiches from the Registrar of Companies relating to the Company is complete.

8.       In our opinion:

8.1 The Company is a company duly incorporated under the laws of Scotland and has all requisite corporate power and authority to own, operate and lease its properties and/or assets and carry on its business and undertaking as now conducted.

8.2 The Company has the requisite corporate power and authority to (1) execute and deliver the Agreement, and (ii) perform its obligations under the Agreement. The execution, delivery and performance by the Company of its obligations under the Agreement have been duly authorised by all necessary corporate action on the part of the Company. The Agreement has been duly and validly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

8.3 Each Employment Agreement Amendment, the LIFE Agreement and the Termination Agreements to be entered into by the Company ("the Material Agreements") has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

8.4 The execution and delivery of the Material Agreements, and the performance by the Company of its obligations thereunder, do not result in any conflict with, breach or violation of or default, termination, forfeiture or lien under (or upon the failure to give notice or the lapse of time, or both, result in any conflict with, breach or violation of or default, termination, forfeiture or lien under) any terms or provisions of the Memorandum and Articles of Association of the Company.

9. The term "enforceable" as used above means that the obligations assumed by the Company under the Agreement or as the case may be the Material Agreements are of a type which the Scottish courts enforce. It does not mean that those obligations will necessarily be enforced in the following circumstances:-

9.1 enforcement may be limited by administration, bankruptcy, insolvency, liquidation, receivership, reorganisation and other laws of general application relating to or affecting the rights of creditors;

9.2 enforcement may be limited where damages are not considered by the court to be an adequate remedy or where specific performance is not considered by the court to be appropriate;

9.3 claims may become barred pursuant to the Prescription & Limitation (Scotland) Act 1973, as amended, or may be or become subject to setoff, retention or counterclaim;

9.4 where obligations are to be performed in a Jurisdiction outside Scotland, they may not be enforceable in Scotland to the extent that performance would be illegal under the Law of Scotland.

9.5 obligations enforceable outside Scotland may not be enforceable in Scotland if a Scottish Court was to take the view that the obligations were res judicata, or would be illegal or contrary to public policy in Scotland. Without limitation to the foregoing generality, a Scottish Court might take the view that the restrictive covenants in the Employment Agreement Amendments were contrary to public policy and accordingly such restrictive covenants may not be enforceable in Scotland.

10. This Opinion is addressed to you, the Buyer, and is solely for the benefit of the Buyer and is given only for the purposes of the Agreement. It shall not be transmitted or disclosed to any other person nor shall it be relied upon by any other person or for any other purpose or quoted or referred to in any public document or filed with anyone without our express written consent.


         Yours faithfully,


         Murray Beith Murray W.S.

                                    Schedule

                                    Documents



1.       A draft copy of the Agreement dated [        ].

2.       Draft copies of the Material Agreements dated [    ].

3.       Copies of the documents  appearing on the fiche issued by the Registrar
         of Companies for the Company dated [    ].

4.       Board Minutes for the Company.

5.       Resolutions of the members of the Company.

                                                          ________________, 1998




Microframe, Inc.
[address]


                  Re:      SolCom Systems Limited and SolCom Systems, Inc.

Ladies and Gentlemen:

         We have acted as special counsel to the shareholders (the "Shareholders") of SolCom Systems Limited, a corporation organized under the laws of Scotland (the "Parent"), which has a wholly-owned subsidiary, SolCom Systems, Inc., a Delaware corporation (the "Subsidiary"), in connection with the sale of all of the issued and outstanding capital stock of the Parent to
Microframe, Inc., a New Jersey corporation (the "Buyer") pursuant to a Share Purchase Agreement, dated as of ) 1998 (the "Agreement"), by and between Buyer, Parent and the Shareholders, and those documents, agreements and other instruments contemplated thereby or in connection therewith (the "Related Agreements"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Agreement. We are delivering this opinion to you pursuant to Section ___ of the Agreement.

         In connection with this opinion we have examined and are familiar with originals or copies of (i) the Certificate of Incorporation and By-Laws of the Subsidiary, each as amended to date and (ii) the corporate proceedings of the Subsidiary and (iii) such other documents, corporate records, certificates of officers of the Subsidiary and other instruments as we have deemed relevant or necessary as the basis of our opinions set forth herein. We have been furnished with, and have relied upon without independent verification, certificates of the Subsidiary with respect to certain factual matters. In addition, we have relied upon without independent verification certificates and assurances from public officials as we have deemed for purposes of expressing the opinions expressed herein.

         In our examination, and for all purposes of the opinions expressed herein, we have assumed, with your permission, and without independent investigation, that, as of the date hereof and (except as otherwise specifically noted) at all relevant times thereafter:

         1. the signatures of individuals signing all documents which we have examined, on which we have relied or in connection with which this opinion is rendered are genuine and authorized;

         2. all documents submitted to us as copies, whether certified or not, conform to authentic original documents;

         Based  on  the   foregoing,   and  subject  to  the   limitations   and
qualifications stated herein, we are of the opinion that:

         1. The Subsidiary is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted.

________________, 1998
Page 2


         The   opinions   set  forth   above  are   subject  to  the   following
qualifications:

         A. Our opinions expressed herein are limited to the laws of the State of New York, the Federal law of the United States, and the General Corporation Law of the State of Delaware ("Delaware Corporation Law'), and we do not express any opinion concerning any other law. With respect to any matters concerning Delaware Corporation Law involved in the opinions set forth above, we draw your attention to the fact that we are not admitted to practice law in the State of Delaware and are not experts in the law of such jurisdiction, and that any such opinions concerning Delaware Corporation Law are based upon our reasonable familiarity with Delaware Corporation Law and as a result of our prior involvement in transactions concerning such laws.

         B. For purposes of our opinion set forth in paragraph 1 above with respect to good standing, we are relying solely on those certificates of good standing issued by the appropriate governmental agencies of the State of Delaware, and we express no opinion with to such matters beyond the dates of which such certificates were issued.

         The opinions expressed herein shall be effective only as of the date of this opinion letter. We do not assume responsibility for updating this opinion letter as of any date subsequent to the date of this opinion letter, and assume no responsibility for advising you of any changes with respect to any matters described in this opinion letter that may occur subsequent to the date of this opinion letter or from the discovery subsequent to the date of this opinion letter of information not previously known to us pertaining to the events occurring prior to the date of this opinion letter.

         The foregoing opinions are being furnished to you pursuant to the terms of the Agreement and are not to be used, referred to, furnished to any person or relied upon by any other person without prior written consent.

                                         Very truly yours,



                                         MAYER, BROWN & PLATT

________________, 1998
Page 3


                         Form of Buyer's Counsel Opinion


         1. The Buyer (i) is a corporation duly organized and validly existing in good standing under the laws of the State of New Jersey, and (ii) has the requisite power and authority to own its material property and to carry on its business as now conducted and to enter into the Share Purchase Agreement and the [Related Agreements - insert correct defined term for the various ancillary documents] and to carry out the terms thereof.

         2. The execution, delivery and performance by the Buyer of the Share Purchase Agreement and each of the Related Agreements to which it is a party has been duly authorized by all necessary corporation action.

         3. The Share Purchase Agreement and each of the Related Agreements to which the Buyer is a party is a legal, valid and binding obligation of the Buyer, enforceable in accordance with the terms thereof.

         4. The execution, delivery and performance of the Share Purchase Agreement and each of the Related Agreements to which the Buyer is a party, and the consummation of the transactions contemplated thereby by the Buyer, do not and will not violate any provision of the Articles of Incorporation or Bylaws of the Buyer.

         5. The authorized capital stock of the Buyer consists of ________ shares of Common Stock, ___ par value. Except as disclosed in the Share Purchase Agreement or the Buyer's disclosure schedules pursuant thereto, none of the shares of Common Stock of the Buyer issued and prior to the Closing are subject to any preemptive rights. Upon Closing, the issued and outstanding capital stock of the Buyer consists of shares of Common Stock, ___ par value. All shares of Common Stock of the Buyer issued pursuant to the Share Purchase Agreement are duly authorized, validly issued, fully paid and nonassessable.

         6. An aggregate of shares of Common Stock of the Buyer have been reserved for issuance upon exercise of the options to be issued at the Closing.

         7. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Common Stock of the Buyer or the consummation by the Buyer of the transactions contemplated by the Share Purchase Agreement or the Related Agreements, except for compliance with any applicable requirements of the Securities Act, the Exchange Act, state securities or Blue Sky laws, and the rules and regulations of NASDAQ.

                                                                       EXHIBIT H

                             1998 STOCK OPTION PLAN
                              STOCK OPTION CONTRACT



               THIS STOCK OPTION CONTRACT entered into as of _____________ by and between MICROFRAME, INC., a New Jersey corporation (the "Company"), and ____________ (the "Optionee").


                              W I T N E S S E T H:


               1. The Company, in accordance with the allotment made by the Compensation/Stock Option Committee (the "Committee") and subject to the terms and conditions of the 1998 Stock Option Plan of the Company (the "Plan"), grants on the date hereof to the Optionee an option to purchase an aggregate of ________ shares of the common stock, $.001 par value per share, of the Company ("Common Stock") at an exercise price of $_______ per share. This Option is a [nonqualified stock option or incentive stock option] within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

               2. The term of this Option shall be [period of time remaining with respect to each original SolCom option grant, not to exceed ten (10) years from respective date of grant] from the date hereof, subject to earlier termination as provided in the Plan. [Vesting to the extent of, and in accordance with, original SolCom option grants]. The right to purchase shares of Common Stock under this Option shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but not after the expiration of this Option. Notwithstanding any of the foregoing, in no event may a fraction of a share of Common Stock be exercised or purchased under this Option.

               3. This Option shall be exercised by giving written notice to the Company at its principal office, presently located at 21 Meridian Road, Edison, New Jersey 08820, Attention: Compensation/Stock Option Committee, stating that the Optionee is exercising the Option hereunder, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price therefor in cash or by certified check.

               4. The Company may withhold cash and/or shares of Common Stock to be issued to the Optionee in the amount which the Company determines is necessary to satisfy its obligation, if any, to withhold taxes or other amounts incurred by reason of the grant or exercise of this Option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Optionee to pay the Company such amount in cash promptly upon demand.

               5. Notwithstanding the foregoing, shares of Common Stock issuable upon exercise of this Option shall not be sold by the Optionee unless (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock to be received upon the exercise of this Option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. The Optionee hereby represents and warrants to the Company that, unless such a Registration Statement is effective and current at the time of exercise of this Option, the shares of Common Stock to be issued upon the exercise of this Option will be acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof. In any event, the Optionee shall notify the Company of any proposed resale of the shares of Common Stock issued to him upon exercise of this Option. Any subsequent resale or distribution of shares of Common Stock by the Optionee shall be made only pursuant to (x) a Registration Statement under the Securities Act which is effective and current with respect to the sale of shares of Common Stock being sold, or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company (unless waived by the Company) with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. Such representations and warranties shall also be deemed to be made by the Optionee upon each exercise of this Option. Nothing herein shall be construed as requiring the Company to register the shares subject to this Option under the Securities Act.

               6. Notwithstanding anything herein to the contrary, if at any time the Committee shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock hereunder, this Option may not be exer cised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee shall use reasonable efforts to obtain such listing, qualification, consent or approval to the extent necessary in connection therewith.

               7. The Company may affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this Option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (b) implement the provisions of the Plan or this Option or any other agreement between the Company and the Optionee with respect to such shares of Common Stock.

               8. Nothing in the Plan or herein shall confer upon the Optionee any right to continue as an employee or director, as applicable, of the Company, its parent or any of its subsidiaries, or interfere in any way with any right to terminate such directorship at any time for any reason whatsoever without liability to the Company, its parent or any of its subsidiaries or any shareholder of the Company, its parent or any of its subsidiaries.

               9. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made a part hereof. Any capitalized term not defined herein shall have the meaning ascribed to it in the Plan. In the event of a conflict between the terms of this Option and the terms of the Plan, the terms of the Plan shall govern.

               10. The Optionee represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of this Option and the disposition of the shares of Common

Stock acquired upon exercise of the Option, including without limitation, federal and state securities and "blue sky" laws.

               11. This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee's legal representatives.

               12. This Option shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled by law to the Optionee's rights hereunder.

               13. This Option shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the conflicts of law rules thereof.

               14.  The  invalidity,   illegality  or  unenforceability  of  any
provision herein shall not affect the validity, legality or enforceability of any other provision.

               15. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan.

               IN WITNESS WHEREOF, the parties hereto have executed this Option as of the day and year first above written.


                                             MICROFRAME, INC.


                                             By:




                                             Optionee






                                                               Address

                                                                       EXHIBIT I


                     To be typed on MicroFrame Headed Paper






Dear Colleague/Option Holder

I am pleased to confirm that MicroFrame, Inc has purchased the whole of the share capital of SolCom Systems Ltd.

You currently hold an option to purchase shares in SolCom Systems Ltd, (SSL), between [ ] August 2000 and [ ] August 2007 at [ ] per share.

Following the purchase of SSL we appreciate that the option to purchase a minority stake in a subsidiary company may not be attractive to you.

[MicroFrame Inc wishes to ensure that employees benefit, and feel that they benefit from the future growth of the business]. We would therefore provide you with the following three alternatives:-

1. An option granted under the 1998 MicroFrame stock option plan to purchase [ ] MicroFrame shares for every [ ] SSL shares under options previously held at a price of [ ] per share. This option may be exercised between [ ] August 2000 and [ ] August 2007.

         Unfortunately, due to the operation of the UK approved option schemes
         legislation these will be unapproved options.   This  is likely to mean
         that:-

         o you will be liable for national insurance contributions on the difference between the market value of MicroFrame shares on the date of grant, and the option price payable, if you do not already pay the maximum contributions;

         o you will pay income tax, via the PAYE system, on the benefit you receive at the time when you exercise the options and acquire MicroFrame shares (i.e. market value of the shares you acquire less exercise price); and

         o your base cost in the shares for capital gains tax on a subsequent sale will be the market value of the shares at the date when you exercise the options and acquire the shares. We would recommend that you take independent advice with regard to your particular circumstances.

         A summary of the terms of the 1998 MicroFrame stock option plan is attached at Appendix A.

2. An option to purchase [ ] MicroFrame shares for every [ ] SSL shares under options previously held at a price of [market value at time of grant] per share under the 1998 UK sub-plan of the 1998 MicroFrame stock option plan. These options may be exercised between [ 3 years after date of grant] and [ 10 years after date of grant ].

         The UK sub-plan [is/will be] a plan approved by the Inland Revenue. As a result, provided you exercise the options in an approved manner, no income tax nor national insurance liabilities will arise on either the grant, or the exercise, of the option. Instead capital gains tax may be payable on the difference between the sale proceeds and the exercise price on a subsequent sale, (subject to taper relief).

         A summary of the terms of the UK sub-plan of the 1998 MicroFrame stock option plan is attached at Appendix B.

3. Do nothing and continue to hold options in SSL which you may exercise under the terms of that company's' scheme acquiring a minority shareholding in SSL.

Please complete and return the [ ], attached at Appendix C together with your current option certificate in relation to the SSL Employee Share Option Scheme.

If you wish more details regarding these schemes or an explanation of any aspect thereof please contact [ ]. However, no member of the group may advise you how you should proceed except in purely administrative terms as we are not authorised investment advisors. If you are in any doubt as to how to proceed please consult your financial advisor.

[I look forward to working with each of you in the future].

                                                                       EXHIBIT J

                                    AGREEMENT
                                     amongst
                             SOLCOM SYSTEMS LIMITED
                                       and
                                 THE EXECUTIVES
                                       and
                                  THE INVESTORS

                                   August 1998



                            MURRAY BEITH MURRAY W. S.
                                39 Castle Street
                                    Edinburgh

                              Tel: (0131) 225 1200
                              Fax: (0131) 225 9212

                               Reference: AGSOL002

                                    AGREEMENT

                                    between

                                    SOLCOM SYSTEMS LIMITED, a private limited company, incorporated under the Companies Acts, in Scotland, registered number SC 129008, and having its registered office at SolCom House, Meikle Road, Kirkton Campus, Livingston ("the Company")

                                    and

                                    THE EXECUTIVES and THE INVESTORS detailed in
                                    parts 1 and 2 of the schedule annexed hereto
                                    (respectively   "the  Executives"  and  "the
                                    Investors")

                                    WHEREAS

The Company, the Executives and the Investors entered into an Investment Agreement dated 28 June 1996 ("the Investment Agreement") and have agreed that all outstanding claims or rights of each party to the Investment Agreement in respect of any antecedent breaches should be waived and further that, subject to Closing (as defined in the Share Purchase Agreement amongst the Company, certain of the shareholders of the Company and MicroFrame Inc, to be dated on or around the date of this Agreement ("the SPA")) the Investment Agreement should be set aside.

Therefore the parties have agreed and do hereby agree as follows:

1.       WAIVER OF RIGHTS

         Subject to Closing (as defined in the SPA), the parties hereto hereby waive all and any rights under the Investment Agreement which they may now have or may have had in respect of any antecedent breaches of the Investment Agreement by any party thereto and hereby relieve, release and discharge all other parties from all claims, rights, debts, liabilities, demands and obligations of whatever nature in respect of such breaches.

2.       DISCONTINUANCE OF THE INVESTMENT AGREEMENT

         Subject to Closing (as defined in the SPA),  the parties  hereto hereby
         (a) agree that the Investment Agreement shall be set aside and terminated with immediate effect from Closing and that with effect from that date it shall be of no further force or effect; and (b) waive any and all of their rights under the Investment Agreement in all time coming and hereby relieve, release and discharge the other parties hereto and their successors, claims and assignees from any and all claims, rights, debts, liabilities, demands and obligations of whatever nature arising out of the Investment Agreement. All liabilities, claims, rights, debts, demands, obligations of whatever nature of the parties arising out of the Investment Agreement shall terminate accordingly.

3.       INVESTOR CONSENTS

         In terms of and for the purposes of the Investment Agreement and the Articles of Association of the Company ("the Articles"), the Investors hereby consent to and waive all of their rights under the Investment Agreement, the Articles or otherwise in respect of:

7. The Company and the Executives entering into, completing and performing their obligations under the SPA and any agreements or transactions referred to therein, contemplated thereby, or ancillary thereto;

8. The allotment and issue of shares in the share capital of the Company pursuant to the conversion of all or part of the outstanding loan stock of the Company and the issue of warrants to subscribe for shares pursuant thereto or the exercise of any outstanding warrants to subscribe for shares in the Company (whether conditional or otherwise) or of any warrants to be issued pursuant to the conversion of any of the outstanding loan stock of the Company referred to above;

9. The entry into an investment agreement or agreements by the Company setting out the terms and conditions on which a third party or parties will subscribe for shares in the Company in connection with the provision of funding to the Company in terms of Section 7.18 of the SPA and the allotment and issue of shares in the Company to a third party or parties in connection with the provision of such funding, all on such terms and conditions as the Directors of the Company may determine;

10. The amendment of any of the terms of the outstanding warrants to subscribe for shares in the Company and of the terms of any warrants to be issued in connection with the conversion of the outstanding loan stock of the Company referred to in (2) above, provided always that such amendment shall not result in any increase in the number of shares which may be subscribed for pursuant to the exercise of each warrant;

11. The granting of options to subscribe for up to 800,000 ordinary shares of (pound)0.01 each in the Company on such terms and conditions as the Directors of the Company may determine to employees and shareholders of the Company and the allotment and issue of shares in the Company pursuant to the exercise of such options; and

12. The increase in the authorised share capital of the company if required in connection with any or all of paragraphs (1) to (5) above.

4.       GOVERNING LAW

         This agreement shall be governed by Scottish law and the parties hereto hereby prorogate the non exclusive jurisdiction of the Scottish courts.

IN WITNESS WHEREOF these presents typewritten on this and the preceding two pages are executed as follows:


They are subscribed for and on behalf of SOLCOM SYSTEMS LIMITED by s/Peter MacLaren Director at Edinburgh on 13th August Nineteen hundred and Ninety Eight before this witness:


____________________________                         Witness

/s/ Alexander Nathaniel Gerver                       Full Name

39 Castle Street                                     Address

Edinburgh

-----------------------------

They are subscribed by or for and on behalf of


BRIAN SOUTER     /s/                  PETER JAMES MACLAREN   /s/
                 ------------------                         -------------------
                          B Souter                                 P J MacLaren
ANN HERON GLOAG  /s/                  HELEN SEALEY           /s/
                 ------------------                         -------------------
                          A H Gloag                                H Sealey
ALI TAHERI       /s/                  ANDREW EDWARD SEALEY   /s/
                 ------------------                         -------------------
                 For and on behalf of                              A E Sealey
                          A Taheri
KEITH LAING      /s/                  LADY MARGARET ELLIOT   /s/
                 ------------------                         -------------------
                          K Laing                                  Attorney for
                                                                  Lady M Elliot

                                    E F G READS TRUSTEES
WILLIAM HUGH                        LIMITED AS TRUSTEES OF  M
EVANS           /s/                 D RUTTERFORD'S TRUST     /s/
                ------------------                         ---------------------
                         W H Evans                          Authorised Signatory
                                    E F G READS TRUSTEES
                                    LIMITED AS TRUSTEES OF
PETER ATHOLL                        MRS J G RUTTERFORD'S 1991
WILSON          /s/                 TRUST                    /s/
                ------------------                         ---------------------
                        P A Wilson                          Authorised Signatory
LOTHIAN
INVESTMENT FUND
FOR ENTERPRISE
LIMITED         /s/
                ---------------------
                 Authorised Signatory

at Edinburgh on 13th August
Nineteen hundred and Ninety Eight
before this witness:


_____________________________       Witness

_____________________________       Full Name

_____________________________

_____________________________       Address

                                    SCHEDULE

                                     PART 1

                                   EXECUTIVES



Name                               Address


William Hugh Evans                 Formerly of 33 Stoneyflats Crescent, South
                                   Queensferry and now of 19 Pentland Drive,
                                   Edinburgh, EH 10 6PU

Peter Atholl Wilson                6 Hermand Gardens, West Calder, EH55 8BT

Peter James MacLaren               Formerly of 19 Wester Coates Terrace,
                                   Edinburgh and now of 2 Glencairn Crescent
                                   Edinburgh, EH12 5BS

                                     PART 2

                                    INVESTORS



Name                                                Address

Brian Souter                                        Murrayfield House, St Magdalene's Road, Perth,
                                                    PH2 0BT

Ann Heron Gloag                                     Balcraig House, Scone, Perth, PH2 7PJ

Peter James MacLaren                                2 Glencairn Crescent, Edinburgh, EH12 5BS

William Hugh Evans                                  19 Pentland Drive, Edinburgh, EH10 6PU

Keith Laing                                         43 Wester Bankton, Livingston, EH54 9DY

Ali Taheri                                          29 North Gyle Terrace, Edinburgh, EH12 8JT

Peter Atholl Wilson                                 6 Hermand Gardens, West Calder, EH55 8BT

Lady Margaret Elliot                                8 Howe Street, Edinburgh, EH3 6TD

EFG Reads Trustees Limited the successors           PO Box 641, No 1 Seaton Place, St Helier,
of Royal Bank of Canada Trust Company               Jersey, JE4 8YJ
Limited as trustees of M D Rutterford's Trust

EFG Reads Trustees Limited the successors           PO Box 641, No 1 Seaton Place, St Helier,
of Royal Bank of Canada Trust Company               Jersey, JE4 8YJ
Limited as trustees of Mrs J G Rutterford's
1991 Trust

Andrew Edward Sealey                                The Coach House, 99 Blackheath Park,
                                                    London, SE3 0EU

Helen Sealey                                        4 Castlelaw Road, Edinburgh, EH13 0DN

Lothian Investment Fund for Enterprise Limited      21 Ainslie Place, Edinburgh, EH3 6AJ


                                    AGREEMENT
                                     amongst
                             SOLCOM SYSTEMS LIMITED
                                       and
                                 THE EXECUTIVES
                                       and
                                  THE INVESTORS


                                   August 1998
                            MURRAY BEITH MURRAY W. S.
                                39 Castle Street
                                    Edinburgh

                              Tel: (0131) 225 1200
                              Fax: (0131) 225 9212

                               Reference: AGSOL001

                                    AGREEMENT

                                    between

                                    SOLCOM SYSTEMS LIMITED, a private limited company, incorporated under the Companies Acts, in Scotland, registered number SC 129008, and having its registered office at SolCom House, Meikle Road, Kirkton Campus, Livingston ("the Company")

                                    and

                                    THE EXECUTIVES and THE INVESTORS detailed in
                                    parts 1 and 2 of the schedule annexed hereto
                                    (respectively   "the  Executives"  and  "the
                                    Investors")

WHEREAS

The Company, the Executives and the Investors entered into an Investment Agreement dated 17 March 1993 ("the Investment Agreement") and have agreed that all outstanding claims or rights of each party to the Investment Agreement in respect of any antecedent breaches should be waived and further that, subject to Closing (as defined in the Share Purchase Agreement amongst the Company, certain of the shareholders of the Company and MicroFrame Inc, to be dated on or around the date of this Agreement ("the SPA")) the Investment Agreement should be set aside.

Therefore the parties have agreed and do hereby agree as follows:

1.       WAIVER OF RIGHTS

         Subject to Closing (as defined in the SPA), the parties hereto hereby waive all and any rights under the Investment Agreement which they may now have or may have had in respect of any antecedent breaches of the Investment Agreement by any party thereto and hereby relieve, release and discharge all other parties from all claims, rights, debts, liabilities, demands and obligations of whatever nature in respect of such breaches.

2.       DISCONTINUANCE OF THE INVESTMENT AGREEMENT

         Subject to Closing (as defined in the SPA),  the parties  hereto hereby
         (a) agree that the Investment Agreement shall be set aside and terminated with immediate effect from Closing and that with effect from that date it shall be of no further force or effect; and (b) waive any and all of their rights under the Investment Agreement in all time coming and hereby relieve, release and discharge the other parties hereto and their successors, claims and assignees from any and all claims, rights, debts, liabilities, demands and obligations of whatever nature arising out of the Investment Agreement. All liabilities, claims, rights, debts, demands, obligations of whatever nature of the parties arising out of the Investment Agreement shall terminate accordingly.

3.       INVESTOR CONSENTS

         In terms of and for the purposes of the Investment Agreement and the Articles of Association of the Company ("the Articles"), the Investors hereby consent to and waive all of their rights under the Investment Agreement, the Articles or otherwise in respect of:

1. The Company and the Executives entering into, completing and performing their obligations under the SPA and any agreements or transactions referred to therein, contemplated thereby, or ancillary thereto;

2. The allotment and issue of shares in the share capital of the Company pursuant to the conversion of all or part of the outstanding loan stock of the Company and the issue of warrants to subscribe for shares pursuant thereto or the exercise of any outstanding warrants to subscribe for shares in the Company (whether conditional or otherwise) or of any warrants to be issued pursuant to the conversion of any of the outstanding loan stock of the Company referred to above;

3. The entry into an investment agreement or agreements by the Company setting out the terms and conditions on which a third party or parties will subscribe for shares in the Company in connection with the provision of funding to the Company in terms of Section 7.18 of the SPA and the allotment and issue of shares in the Company to a third party or parties in connection with the provision of such funding, all on such terms and conditions as the Directors of the Company may determine;

4. The amendment of any of the terms of the outstanding warrants to subscribe for shares in the Company and of the terms of any warrants to be issued in connection with the conversion of the outstanding loan stock of the Company referred to in (2) above, provided always that such amendment shall not result in any increase in the number of shares which may be subscribed for pursuant to the exercise of each warrant;

5. The granting of options to subscribe for up to 800,000 ordinary shares of (pound)0.01 each in the Company on such terms and conditions as the Directors of the Company may determine to employees and shareholders of the Company and the allotment and issue of shares in the Company pursuant to the exercise of such options; and

6. The increase in the authorised share capital of the company if required in connection with any or all of paragraphs (1) to (5) above.

4.       GOVERNING LAW

         This agreement shall be governed by Scottish law and the parties hereto hereby prorogate the non exclusive jurisdiction of the Scottish courts.

IN WITNESS WHEREOF these presents typewritten on this and the preceding two pages are executed as follows:


They are subscribed for and on behalf of SOLCOM SYSTEMS LIMITED by s/Peter MacLaren Director at Edinburgh on 13th August Nineteen hundred and Ninety Eight before this witness:


-----------------------------     Witness

Alexander Nathaniel Gerver        Full Name
-----------------------------

39 Castle St.                     Address
-----------------------------
Edinburgh

-----------------------------

They are subscribed by or for and on behalf of


WILLIAM HUGH EVANS
                     --------------------------------------------
                                                        W H Evans
PETER ATHOLL WILSON
                     --------------------------------------------
                                                       P A Wilson
PETER JAMES MACLAREN
                     --------------------------------------------
                                                     P J MacLaren
HELEN SEALEY
                     --------------------------------------------
                                                         H Sealey

ANDREW EDWARD SEALEY
                                       --------------------------------------
                                                                   A E Sealey
LADY MARGARET ELLIOT
                                       --------------------------------------
                                                                Lady M Elliot
E F G READS TRUSTEES LIMITED AS
TRUSTEES OF  M D RUTTERFORD'S TRUST
                                       --------------------------------------
                                                         Authorised Signatory
E F G READS TRUSTEES LIMITED AS
TRUSTEES OF  MRS J G RUTTERFORD'S 1991
TRUST
                                       --------------------------------------
                                                         Authorised Signatory

at Edinburgh
on 13th August
Nineteen hundred and Ninety Eight before this witness:



-----------------------------         Witness

Alexander Nathaniel Gerver            Full Name

39 Castle St.                         Address
-----------------------------
Edinburgh
-----------------------------

-----------------------------

                                    SCHEDULE

                                     PART 1

                                   EXECUTIVES



Name                            Address

William Hugh Evans              Formerly of 33 Stoneyflats Crescent, South
                                Queensferry and now of 19 Pentland Drive,
                                Edinburgh, EH 10 6PU

Peter Atholl Wilson             6 Hermand Gardens, West Calder, EH55 8BT

Peter James MacLaren            Formerly of 19 Wester Coates Terrace,
                                Edinburgh and now of 2 Glencairn Crescent
                                Edinburgh, EH12 5BS

                                     PART 2

                                    INVESTORS



Name                                             Address

Helen Sealey                                     4 Castlelaw Road, Edinburgh, EH13 0DN

Andrew Edward Sealey                             Formerly 2a Vanbrugh Terrace,
                                                 London and now
                                                 The Coach House, 99 Blackheath Park,
                                                 London, SE3 0EU

EFG Reads Trustees Limited the successors        PO Box 641, No 1 Seaton Place, St Helier,
of Royal Bank of Canada Trust Company            Jersey, JE4 8YJ
Limited as trustees of M D Rutterford's Trust

EFG Reads Trustees Limited the successors        PO Box 641, No 1 Seaton Place, St Helier,
of Royal Bank of Canada Trust Company            Jersey, JE4 8YJ
Limited as trustees of Mrs J G Rutterford's
1991 Trust

Lady Margaret Elliot                             8 Howe Street, Edinburgh, EH3 6TD

                                    AGREEMENT
                                     amongst
                             SOLCOM SYSTEMS LIMITED
                                       and
                                 THE EXECUTIVES
                                       and
                                      LIFE


                                   August 1998





                            MURRAY BEITH MURRAY W. S.
                                39 Castle Street
                                    Edinburgh

                              Tel: (0131) 225 1200
                              Fax: (0131) 225 9212

                               Reference: AGSOL003

                                    AGREEMENT

                                    between

                                    SOLCOM SYSTEMS LIMITED, a private limited company, incorporated under the Companies Acts, in Scotland, registered number SC 129008, and having its registered office at SolCom House, Meikle Road, Kirkton Campus, Livingston ("the Company")

                                    and

                                    WILLIAM   HUGH   EVANS,   formerly   of   33
                                    Stoneyflats, South Queensferry and now of 19
                                    Pentland Drive, Edinburgh, EH10 6PU

                                    PETER ATHOLL WILSON,  of 6 Hermand  Gardens,
                                    West Calder, EH55 8BT

                                    PETER JAMES MACLAREN,  formerly of 19 Wester
                                    Coates  Terrace,  Edinburgh  and  now  of  2
                                    Glencairn  Crescent,   Edinburgh,  EH12  5BS
                                    (together "the Executives")

                                    and

                                    LOTHIAN   INVESTMENT   FUND  FOR  ENTERPRISE
                                    LIMITED,  a company limited by guarantee (SC
                                    137938) and having its registered office at 21 Ainslie Place, Edinburgh ("LIFE")


WHEREAS

The Company, The Executives and LIFE entered into a Minute of Agreement dated 21 December 1993 ("The Investment Agreement") and have agreed that all outstanding claims or rights of each party to The Investment Agreement in respect of any antecedent breaches should be waived and further that, subject to Closing (as defined in The Share Purchase Agreement amongst The Company, certain of The shareholders of The Company and MicroFrame Inc, to be dated on or around The date of this Agreement ("The SPA")) The Investment Agreements should be set aside.

Therefore The parties have agreed and do hereby agree as follows:

1.       WAIVER OF RIGHTS

         The parties hereto hereby waive all and any rights under The Investment Agreement which they may now have or may have had in respect of any antecedent breaches of The Investment Agreement by any party thereto and hereby relieve, release and discharge all other parties from all claims, rights, debts, liabilities, demands and obligations of whatever nature in respect of such breaches.

2.       DISCONTINUANCE OF THE INVESTMENT AGREEMENT

         Subject to Closing (as defined in The SPA),  the parties  hereto hereby
         (a) agree that the Investment Agreement shall be set aside and terminated with immediate effect from Closing and that with effect from that date it shall be of no further force or effect; and (b) waive any and all of their rights under the Investment Agreement in all time coming and hereby relieve, release and discharge the other parties hereto and their successors, claims and assignees from any and all claims, rights, debts, liabilities, demands and obligations of whatever nature arising out of the Investment Agreement. All liabilities, claims, rights, debts, demands, obligations of whatever nature of the parties arising out of the Investment Agreement shall terminate accordingly.

3.       LIFE CONSENTS

         In terms of and for the purposes of the Investment Agreement and the Articles of Association of the Company ("The Articles"), LIFE hereby consents to and waives all of its rights under the Investment Agreement, the Articles or otherwise in respect of

         1. The Company and the Executives entering into, completing and performing their obligations under the SPA and any agreements or transactions referred to therein, contemplated thereby, or ancillary thereto;

         2. The allotment and issue of shares in the share capital of the Company pursuant to the conversion of all or part of the outstanding loan stock of the Company and the issue of warrants to subscribe for shares pursuant thereto or the exercise of any outstanding warrants to subscribe for shares in the Company (whether conditional or otherwise) or of any warrants to be issued pursuant to the conversion of any of the outstanding loan stock of the Company referred to above;

         3. The entry into an investment agreement or agreements by the Company setting out the terms and conditions on which a third party or parties will subscribe for shares in the

                  Company in connection with the provision of funding to the Company in terms of Section 7.18 of the SPA and the allotment and issue of shares in the Company to a third party or parties in connection with the provision of such funding, all on such terms and conditions as the Directors of the Company may determine;

         4. The amendment of any of the terms of the outstanding warrants to subscribe for shares in the Company and of the terms of any warrants to be issued in connection with the conversion of the outstanding loan stock of the Company referred to in (2) above, provided always that such amendment shall not result in any increase in the number of shares which may be subscribed for pursuant to the exercise of each warrant;

         5. The granting of options to subscribe for up to 800,000 ordinary shares of (pound)0.01 each in the Company on such terms and conditions as the Directors of the Company may determine to employees and shareholders of the Company and the allotment and issue of shares in the Company pursuant to the exercise of such options; and

         6. The increase in the authorised share capital of the company if required in connection with any or all of paragraphs (1) to
                  (5) above.

4.       GOVERNING LAW

         This agreement shall be governed by Scottish law and the parties hereto hereby prorogate the non exclusive jurisdiction of the Scottish courts.

IN WITNESS WHEREOF these presents typewritten on this and the preceding two pages are executed as follows:

They are subscribed for and on behalf    They are subscribed for and on behalf
of                                       of
SOLCOM SYSTEMS LIMITED                   LOTHIAN INVESTMENT FUND FOR
by s/Peter MacLaren     Director         ENTERPRISE LIMITED
at Edinburgh                             by s/Peter MacLaren   Attorney
on 13th August                           at Edinburgh
Nineteen hundred and Ninety Eight        on 13th August
before this witness:                     Nineteen hundred and Ninety Eight
                                         before this witness:

----------------------------   Witness       ----------------------    Witness

Alexander Nathaniel Gerver     Full Name     John Macrae Caldwell      Full Name

39 Castle St                   Address       c/o Saltire Court         Address
------------------------------               -----------------------

Edinburgh                                    Edinburgh
-----------------------                      -----------------------

-----------------------                      -----------------------



They are subscribed by or for and on behalf of

WILLIAM HUGH EVANS             /s/
                               --------------------------------
                                                      W H Evans
PETER ATHOLL WILSON            /s/
                               --------------------------------
                                                     P A Wilson
PETER JAMES MACLAREN           /s/
                               --------------------------------
                                                   P J MacLaren
at Edinburgh
on 13th August
Nineteen hundred and Ninety Eight before this witness:

----------------------------  Witness

Alexander Nathaniel Gerver    Full Name
----------------------------

39 Castle St                  Address
----------------------------

Edinburgh
----------------------------

----------------------------

                                                                      EXHIBIT K





                                DEED OF ADHERENCE
                                      among
                                MICROFRAME, INC.
                                       and
                               ANDERSON STRATHERN
                                NOMINEES LIMITED
                                       and
                      JAMES WILSON RAMSAY, WILLIAM RAMSAY,
                  ERIC PETER MEYERS, IRENE VASS, ROBERT FORBES,
                   RENATE RITCHIE, KEVIN RITCHIE, IAN QUINNEY,
                  ROBERT STRUTHERS, GAYNOR CHRISTINE STRUTHERS,
                   STEWART STRUTHERS, GEOFFREY MICHAEL GWYNN,
             RICHARD ANDREW SMITH, JOAN SMITH, DAVID MICHAEL SMITH,
                   GRAHAM WILLIAM SMITH, KAREN MARGARET SMITH,
                   HENRY COX, ANKE-BEATE STAHL, WILLIAM LILLIS
                                 and GERARD COX
















                              ANDERSON STRATHERN WS
                                   SOLICITORS
                                48 Castle Street,
                                    Edinburgh
                                   FAS02080mm

                                    DEED of ADHERENCE

                                    among

                                    MICROFRAME,  INC., a New Jersey  Corporation
                                    ("Microframe")

                                    and

                                    ANDERSON   STRATHERN   NOMINEES  LIMITED,  a
                                    company incorporated under the Companies Act
                                    1985 of the  United  Kingdom  and having its
                                    registered   office  at  48  Castle  Street,
                                    Edinburgh ("Nominees")

                                    and

                                    JAMES WILSON RAMSAY,  of 16 Easter Crescent,
                                    Wishaw, Lanarkshire ML2 8XB, WILLIAM RAMSAY,
                                    of 7 Huntly  Quadrant,  Wishaw,  Lanarkshire
                                    ML2 7LP,  ERIC PETER  MEYERS,  of 79 Mowbray
                                    Grove, South Queensferry,  West Lothian EH30
                                    9PD, IRENE VASS of 8 Seafield Court, Princes
                                    Park,  Falkirk,  ROBERT  FORBES  of 70 Saint
                                    Andrews Drive, Bridge of Weir, Renfrewshire,
                                    RENATE  RITCHIE of 3 Grange  Drive,  Falkirk
                                    FK2  9ES,  KEVIN  RITCHIE,  care of 3 Grange
                                    Drive,  Falkirk  FK2  9ES,  IAN  QUINNEY  of
                                    Victoria Cottage,  Lammerlaws,  Burntisland,
                                    Fife  KY3  9BS,  ROBERT  STRUTHERS,   of  34
                                    Primrose Place,  Livingston EH54 6RN, GAYNOR
                                    CHRISTINE  STRUTHERS,  of 34 Primrose Place,
                                    Livingston EH54 6RN, STEWART STRUTHERS, of 2
                                    Murrell  Road,  Aberdour,  GEOFFREY  MICHAEL
                                    GWYNN of Rose Cottage,  Roseford Lane, Acton
                                    Trussell, Stratford ST17 ORD, RICHARD ANDREW
                                    SMITH  of  65   Foxknowe   Place,   Eliburn,
                                    Livingston   EH54   6TX,   JOAN   SMITH   of
                                    Furzefield,  Abbey Road, Bourne,  Lincs PEl0
                                    9AP,   DAVID   MICHAEL  SMITH  of  18  Edwin
                                    Gardens,  Bourne,  Lincs  PE10  9QN,  GRAHAM
                                    WILLIAM  SMITH of The  Setter  Dog,  Walkers
                                    Barn, Reinow, Macclesfield,  Cheshire, KAREN
                                    MARGARET   SMITH,   of  65  Foxknowe  Place,
                                    Eliburn,  Livingston  EH54 6TX, HENRY COX of
                                    1/4 Caledonian Crescent, Edinburgh EHl1 2BD,
                                    ANKE-BEATE STAHL of 1/4 Caledonian Crescent,
                                    Edinburgh  EHl1  2BD,  WILLIAM  LILLIS of 18
                                    lnvergarry Drive,  Glasgow and GERARD COX of
                                    5    Rhindmuir    Grove,    Glasgow    ("the
                                    Beneficiaries")


WHEREAS:-

                  (G) Microframe has entered into a Share Purchase Agreement for the purchase of the entire issued share capital of the Company as hereinafter defined and Nominees is a party to the Share Purchase Agreement as a Seller.

                  (H) Nominees held certain shares in the Company on behalf of the Beneficiaries which were acquired by Microframe pursuant to the Share Purchase Agreement and in respect of which Nominees has had issued to it certain shares of common stock in Microframe.

                  (I) Nominees wishes to transfer its shares of common stock in Microframe to the Beneficiaries as beneficial owners thereof which Microframe is prepared to agree to do subject to the entering into of these presents.

                  NOW THEREFORE IT IS AGREED as follows:-

                  1.       Definitions and Interpretation

                  1.1      For the  purposes  of  this  Deed  of  Adherence  the
                           following  words  and  expressions   shall  have  the
                           following meanings:-

                      "Company"               means SolCom  Systems  Limited,  a
                                              company   incorporated  under  the
                                              Companies  Act 1985 of the  United
                                              Kingdom and having its
                                              registered office at SolCom House,
                                              Meikle   Road,   Kirkton   Campus,
                                              Livingston;


                      "Escrow Agreement"      means the escrow agreement entered
                                              into   pursuant   to   the   Share
                                              Purchase Agreement a copy of which
                                              is annexed as Appendix 2;

                      "Registration  Rights   means  the   registration   rights
                       Agreement"             agreement entered into pursuant to
                                              the Share  Purchase  Agreement,  a
                                              copy  of  which  is   annexed   as
                                              Appendix 3;


                      "Share Purchase         means the Share Purchase Agreement
                       Agreement"             entered into  between  Microframe,
                                              the Company and the parties  named
                                              therein as Sellers relative to the
                                              purchase  of  the  entire   issued
                                              share  capital of the  Company,  a
                                              copy  of  which  is   annexed   as
                                              Appendix  1;

                      "Shares" means the shares of common stock in Microframe specified in the Schedule against the name of each of the individual Beneficiaries;

                      "Warranties"            means   the   warranties   of  the
                                              Sellers  set out in  Section  3 of
                                              the Share  Purchase  Agreement and
                                              of each  Seller set out in Section
                                              5 of the Share Purchase  Agreement
                                              and of the Sellers
set out in Section 10.5 of the Share Purchase Agreement as qualified by the Disclosure Letter and the Supplemental Disclosure Letter in accordance with their terms.

                  1.2 Words and expressions defined in the Share Purchase Agreement shall have the same meaning in this Deed of Adherence except where provided otherwise in Clause
                           1.1 or elsewhere in these presents.
                  1.3 The provisions of the Interpretation Act 1978 with respect to interpretation and construction shall apply to this Deed of Adherence mutatis mutandis.
                  1.4 The headings herein are for convenience only and shall not be construed as forming part of this Deed of Adherence or be taken into account in the interpretation hereof.
                  1.5 References to a Clause, Schedule or an Appendix are to a Clause, Schedule or an Appendix to this Deed of Adherence.

         2.       Adherence by Beneficiaries

                  In consideration of Microframe entering into this deed and issuing the Shares to Nominees and the acknowledgment by Microframe as provided for in Clause 3 each of the Beneficiaries undertakes and agrees to be bound as if he were a Seller and executing party by the provisions and obligations incumbent upon Nominees in respect of the Shares by virtue of: -

                  2.1 the Share Purchase Agreement, such provisions and obligations including, without prejudice to the generality, the warranties subject always to the limitations on liability set out in Section 4 of the Share Purchase Agreement or as may be available to the Sellers, the covenant of the Sellers regarding standstill set out in Section 7.22 of the Share Purchase Agreement, the provisions regarding title survival of representations and warranties set out in
                           Section 10 of the Share Purchase

                           Agreement and the obligations of indemnification set out in Section 12 of the Share Purchase Agreement subject always to the limitations provided for therein;

                  2.2      the Escrow Agreement;

                  2.3      the Registration Rights Agreement;

         3.                Acknowledgment by Microframe

                  3.1 in consideration of the undertakings by the Beneficiaries provided for in Clause 2 Microframe undertakes to agree to the transfer of the Shares into the names of each of the relevant Beneficiaries and acknowledges that the provisions and obligations incumbent upon Microframe to inter alia Nominees by virtue of the documents listed in Clause 3.2 shall be enforceable by each of the Beneficiaries as if each of the Beneficiaries were a party to the documents in respect of the number of Shares set out against that Beneficiaries name in the Schedule in the place of Nominees;

                  3.2      The documents referred to in Clause 3.1 are:-

                           3.2.1 the Share Purchase Agreement, such provisions and obligations including, without prejudice to the generality, warranties by the Buyer set out in Section 6 of the Share Purchase Agreement, and the covenant of the Buyer to set up, by way of a sub plan an Employee Share Option Scheme pursuant to Section 7.20 of the Share
                                    Purchase   Agreement,   and  the  provisions
                                    regarding the survival of warranties set out
                                    in   Section   10  of  the  Share   Purchase
                                    Agreement;

                           3.2.2    the Escrow Agreement

                           3.2.3    the Registration Rights Agreement.

         4.       Release of Nominees

                                    (a)     In  consideration  for  each  of the
                                            Beneficiaries     fulfilling     the
                                            provisions and obligations incumbent
                                            upon  Nominees  as  provided  for in
                                            Clause   2,   Microframe    releases
                                            Nominees  from  any  obligations  in
                                            respect  of the  Shares by virtue of
                                            the Share  Purchase  Agreement,  the
                                            Escrow     Agreement     and     the
                                            Registration Rights Agreement; and

                                    (b)     each     of    the     Beneficiaries
                                            acknowledges   that   Nominees   has
                                            fulfilled its obligations to each of
                                            the  Beneficiaries in respect of the
                                            Beneficiaries  holdings of shares in
                                            the  Company  and that  they have no
                                            right of recourse  against  Nominees
                                            in respect of the same.

         5.       General

                  5.1 Each individual executing this Deed of Adherence on behalf of a party to it represents and warrants that he or she has been fully empowered to execute this Deed of Adherence and that all necessary action to authorize the execution of this Deed of Adherence has taken place;

                  5.2 This Deed of Adherence is governed by and shall be construed in accordance with Scots Law and the parties hereto submit to the non-exclusive jurisdiction of the Scottish Courts: IN WITNESS WHEREOF

This is the  SCHEDULE  referred  to in the  foregoing  DEED of  ADHERENCE  among
MICROFRAME, INC. and ANDERSON STRATHERN NOMINEES LIMITED and JAMES WILSON RAMSAY, WILLIAM RAMSAY, ERIC PETER MEYERS, IRENE VASS, ROBERT FORBES, RENATE RITCHIE, KEVIN RITCHIE, IAN QUINNEY, ROBERT STRUTHERS, GAYNOR CHRISTINE STRUTHERS, STEWART STRUTHERS, GEOFFREY MICHAEL GWYNN, RICHARD ANDREW SMITH, JOAN SMITH, DAVID MICHAEL SMITH, GRAHAM WILLIAM SMITH, KAREN MARGARET SMITH, HENRY COX, ANKE-BEATE STAHL, WILLIAM LILLIS and GERARD COX [ ] dated [ ] 1998 [ ] shares of common stock in Microframe

Name     Number of Shares of Common
         Stock in Microframe

Henry Cox
Anke-Beate Stahl
Gerard Cox
William Lillis
Geoffrey Michael Gwynn
Eric Peter Meyers
Ian Quinney
James Wilson Ramsay
William Ramsay
Renate  Ritchie
Kevin  Ritchie
Richard  Andrew  Smith
Joan Smith
Karen Margaret Smith
Graham William Smith
David Michael Smith
Robert Gordon  Struthers
Gaynor Christine Struthers
Stewart Struthers
Irene Vass
Robert Forbes

This is the  SCHEDULE  referred  to in the  foregoing  DEED of  ADHERENCE  among
MICROFRAME, INC. and ANDERSON STRATHERN NOMINEES LIMITED and JAMES WILSON RAMSAY, WILLIAM RAMSAY, ERIC PETER MEYERS, IRENE VASS, ROBERT FORBES, RENATE RITCHIE, KEVIN RITCHIE, IAN QUINNEY, ROBERT STRUTHERS, GAYNOR CHRISTINE STRUTHERS, STEWART STRUTHERS, GEOFFREY MICHAEL GWYNN, RICHARD ANDREW SMITH, JOAN SMITH, DAVID MICHAEL SMITH, GRAHAM WILLIAM SMITH, KAREN MARGARET SMITH, HENRY COX, ANKE-BEATE STAHL, WILLIAM LILLIS and GERARD COX [ ] dated [ ] 1998

                            Share Purchase Agreement

This is the  SCHEDULE  referred  to in the  foregoing  DEED of  ADHERENCE  among
MICROFRAME, INC. and ANDERSON STRATHERN NOMINEES LIMITED and JAMES WILSON RAMSAY, WILLIAM RAMSAY, ERIC PETER MEYERS, IRENE VASS, ROBERT FORBES, RENATE RITCHIE, KEVIN RITCHIE, IAN QUINNEY, ROBERT STRUTHERS, GAYNOR CHRISTINE STRUTHERS, STEWART STRUTHERS, GEOFFREY MICHAEL GWYNN, RICHARD ANDREW SMITH, JOAN SMITH, DAVID MICHAEL SMITH, GRAHAM WILLIAM SMITH, KAREN MARGARET SMITH, HENRY COX, ANKE-BEATE STAHL, WILLIAM LILLIS and GERARD COX [ ] dated [ ] 1998

                                Escrow Agreement

This is the  SCHEDULE  referred  to in the  foregoing  DEED of  ADHERENCE  among
MICROFRAME, INC. and ANDERSON STRATHERN NOMINEES LIMITED and JAMES WILSON RAMSAY, WILLIAM RAMSAY, ERIC PETER MEYERS, IRENE VASS, ROBERT FORBES, RENATE RITCHIE, KEVIN RITCHIE, IAN QUINNEY, ROBERT STRUTHERS, GAYNOR CHRISTINE STRUTHERS, STEWART STRUTHERS, GEOFFREY MICHAEL GWYNN, RICHARD ANDREW SMITH, JOAN SMITH, DAVID MICHAEL SMITH, GRAHAM WILLIAM SMITH, KAREN MARGARET SMITH, HENRY COX, ANKE-BEATE STAHL, WILLIAM LILLIS and GERARD COX [ ] dated [ ] 1998


                          Registration Rights Agreement

                                                                      EXHIBIT L






                                  RETROCESSION

                                       by

                 Lothian Investment Fund for Enterprise Limited

                                  in favour of

                             Solcom Systems Limited



                                   August 1998




                            MURRAY BEITH MURRAY W.S.
                                39 Castle Street
                                    Edinburgh

                              Tel: (0131) 225-1200
                              Fax: (0131) 225-9112

                               Reference RESOL001

We, LOTHIAN INVESTMENT FUND FOR ENTERPRISE LIMITED incorporated under the Companies Acts in Scotland with registered number SC137938 and having our registered office at 21 Ainslie Place, Edinburgh WHEREAS by assignation dated 21st December 1993 SOLCOM SYSTEMS LIMITED incorporated under the Companies Acts in Scotland with registered number SC129008 and having its registered office at Solcom House, Meikle Road, Kirkton Campus, Livingston assigned to us the following Policies of Assurance with Allied Dunbar Assurance PLC, namely 008557-322, 008559-322 and 008572-322 on the lives of Hugh Evans, Peter MacLaren and Peter Wilson respectively, AND WHEREAS we have agreed to grant these presents DO HEREBY RETROCESS to the said Solcom Systems Limited the said policies of assurance together with bonus and other additions and benefits accrued or that may accrue thereon; and we warrant the foregoing retrocession from our own facts and deeds only:

IN WITNESS WHEREOF these presents type written on this page are executed as follows:-


They are subscribed for and on behalf of
LOTHIAN INVESTMENT FUND FOR
ENTERPRISE LIMITED
at
on
Nineteen hundred and Ninety
by                                      Director/Attorney
before this witness:-

----------------------------            Director/Attorney

----------------------------            Witness

----------------------------            Full Name

----------------------------            Address

----------------------------

----------------------------
Director/Attorney

                                                                       EXHIBIT M

                        INVESTOR REPRESENTATION AGREEMENT


         In connection with the acquisition by the undersigned (the "Undersigned") of shares of Common Stock (the "Shares") of MicroFrame, Inc., a New Jersey corporation (the "Company"), the Undersigned hereby acknowledges, represents, warrants and agrees as follows:

10. I am aware of the Company's business affairs and financial condition, and have acquired all such publicly available information about the Company as I deem necessary and appropriate in connection with the acquisition of the Shares. I am acquiring these Shares for my own account for investment and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

11. I understand that the Shares have not been registered under the Securities Act in reliance upon a specific exemption from registration, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

12. I further understand that the Shares may not be sold publicly and must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from registration is available. I am able, without impairing my financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on my investment. I understand that the Company is under no obligation to register the Shares other than as provided in that certain registration rights agreement dated as of the date hereof by and among the Company and certain holders of shares of Common Stock of the Company (the "Registration Rights Agreement"). In addition, I understand that (i) any subsequent resale or distribution of the Shares will be made only pursuant to a registration statement under the Securities Act or an exemption from the registration requirements thereof and that in claiming the applicability of any such exemption, I shall, prior to any offer or sale of the Shares, provide the Company with a favorable written opinion of counsel, in form and substance reasonably satisfactory to the Company, as to the applicability of the exemption and (ii) the certificate(s) evidencing the Shares will be imprinted with a legend referring to such restriction on transfer.

13. I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of the issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the Shares to be sold; and, in the case of an affiliate, or of a non-affiliated who has held the Shares less than two years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of Shares being sold during any three-month period not exceeding the specified limitations stated therein, if applicable.

14. I further understand that at the time I wish to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Shares under Rule 144 even if the one-year minimum holding period had been satisfied. Except as otherwise set forth in the Registration Rights Agreement, I understand that the Company is under no obligation to make Rule 144 available.

15.      I  further   understand  that  in  the  event  all  of  the  applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, or some other registration exemption, will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement Shares other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

16. I represent that I have full power and authority to execute and deliver this Agreement and all other related agreements and certificates and to carry out the provisions hereof and thereof, and to hold the Shares, and this Agreement is a legal, valid and binding obligation upon me. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which I am a party or by which I am bound.

                  IN  WITNESS   WHEREOF,   the  Undersigned  has  executed  this
Agreement as of the [closing date of SolCom acquisition].


----------------------------                         ---------------------------
Name of Undersigned                                  Social Security Number

Address:

----------------------------

----------------------------


ACCEPTED AND AGREED:

MICROFRAME, INC.

By:  ----------------------------
     Name:  Stephen B. Gray
     Title:    President

                                                                       EXHIBIT N

                             1998 STOCK OPTION PLAN
                                       of
                                MICROFRAME, INC.


17. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of MicroFrame, Inc., a New Jersey corporation (the "Company"), or any of its Subsidiaries (as such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

18. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 3,000,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

19. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors (the "Committee") consisting of not less than two (2) directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (as the same may be in effect and interpreted from time to time, "Rule 16b-3"). Unless otherwise provided in the By-Laws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

                  Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, restrictions or contingencies relating to entering into a covenant not to compete with the Company, its Parent (as such term is defined in Paragraph 19) and Subsidiaries, to financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold taxes or other amounts; whether an optionee is Disabled (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, provided that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and provided further, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3, requires the approval of the Board of Directors, a committee of non-employee directors or the shareholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties.

                  No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. In addition, each member and former member of the Committee shall be indemnified and held harmless by the Company from and against any liability, claim for damages and expenses in connection therewith by reason of any action or failure to act under or in connection with the Plan, any option granted hereunder or any Contract to the fullest extent permitted with respect to directors under the Company's certificate of incorporation, By-Laws and applicable law.

20. ELIGIBILITY. The Committee may from time to time, consistent with the purposes of the Plan, grant options to such key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, and to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Committee may determine in its sole discretion. Such options granted shall cover such number of shares of Common Stock as the Committee may determine in its sole discretion; provided, however, that the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan shall be 400,000 shares; and provided further that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

21. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee in its sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided further that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

                  The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

22.      TERM.  Each option granted  pursuant to the Plan shall be for such term as is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided further that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

23. EXERCISE. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (a) in cash and/or by certified check or (b) with the authorization of the Committee, with cash, a certified check and/or with previously acquired shares of Common Stock, having an aggregate fair market value (determined in accordance with Paragraph 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes.

                  The Committee may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  An optionee shall not have the rights of a shareholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to him for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

                  In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

24. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company (and its Parent and Subsidiaries) has terminated for any reason other than the death or Disability of the optionee may exercise any option granted to him as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan to an employee or consultant of the Company or any of its Subsidiaries shall not be affected by any change in the status of the holder so long as he continues to be an employee or a consultant of the Company, its Parent or any of the Subsidiaries (regardless of a change in status from one to the other or having been transferred from one corporation to another).

                  For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the corporation, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated for any reason other than his death or Disability may exercise the options granted to him as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his directorship is terminated for cause, such option shall terminate immediately.

                  Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ or as a consultant of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

25. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by, or a consultant to, the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of his employment or consulting relationship with the Company, its Parent and its Subsidiaries (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of such employment or consulting relationship by reason of his Disability, the options granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as such term is defined in Paragraph 19), at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and its Subsidiaries has terminated by reason of his Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                  Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is a director of the Company, (b) within three months after the termination of his directorship with the Company (unless such termination was for cause) or (c) within one year after the termination of his directorship by reason of his Disability, the options granted to him as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

26. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

                  The Committee may require, in its sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                  In addition, if at any time the Committee shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

27. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee in its sole discretion. The terms of each option and Contract need not be identical.

28. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spinoff, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties thereto. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor.

                  In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to shareholders of the Company with respect to their shares of stock in the Company), any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

29. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on June 12, 1998. No option may be granted under the Plan after June 11, 2008. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3 promulgated the Exchange Act or Section 162(m) of the Code or any change in applicable law or regulation, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective without the requisite prior or subsequent shareholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder or (c) make any change for which applicable law or any governmental agency or regulatory body requires shareholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such optionee's consent. The power of the Committee to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

30. NON TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

31. WITHHOLDING TAXES. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Committee, shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Paragraph 5) equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made.

32. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to
         (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

                  The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

33. USE OF PROCEEDS. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

34. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

35.      DEFINITIONS.

     a. "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

     b. "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.


     c. "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

     d. "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

     e. "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

36. GOVERNING LAW. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict or choice of law provisions.

                  Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

37. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

38. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes of all outstanding shares entitled to vote hereon at the next duly held meeting of the Company's shareholders at which a quorum is present or by majority written consent of the Company's shareholders. No options granted hereunder may be exercised prior to such approval, provided that, the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before October 1, 1998, the Plan and any options granted hereunder shall terminate.

                                                                      EXHIBIT 0

To:               The Directors
                  Solcom Systems Limited
                  Solcom House
                  Meikle Road
                  Kirkton Campus
                  Livingston



Date:                               1998


Dear Sirs

Solcom Systems Limited ("the Company")

I hereby resign office as Director and Secretary of the Company with immediate effect. I confirm that in respect of such resignation I have no claim against the Company in respect of breach of contract, compensation for loss of office, wrongful or unfair dismissal, redundancy, arrears of remuneration or on any other account.

Yours faithfully




--------------------------------
Peter James MacLaren

To:                        The Directors
                  Solcom Systems Limited
                  Solcom House
                  Meikle Road
                  Kirkton Campus
                  Livingston



Date:                               1998

Dear Sirs

Solcom Systems Limited ("the Company")

I hereby resign office as a Director of the Company with immediate effect. I confirm that in respect of such resignation I have no claim against the Company in respect of breach of contract, compensation for loss of office, wrongful or unfair dismissal, redundancy, arrears of remuneration or on any other account.

The above is without prejudice to my ongoing employment by the Company and all rights accrued or due to me by the Company in my capacity as an employee thereof.

Yours faithfully



-----------------------
William Hugh Evans

To:                        The Directors
                  Solcom Systems Limited
                  Solcom House
                  Meikle Road
                  Kirkton Campus
                  Livingston



Date:                               1998

Dear Sirs

Solcom Systems Limited ("the Company")

I hereby resign office as a Director of the Company with immediate effect. I confirm that in respect of such resignation I have no claim against the Company in respect of breach of contract, compensation for loss of office, wrongful or unfair dismissal, redundancy, arrears of remuneration or on any other account.

The above is without prejudice to my ongoing employment by the Company and all rights accrued or due to me by the Company in my capacity as an employee thereof.

Yours faithfully



-----------------------
Peter Atholl Wilson

To:                        The Directors
                  Solcom Systems Limited
                  Solcom House
                  Meikle Road
                  Kirkton Campus
                  Livingston



Date:                               1998

Dear Sirs

Solcom Systems Limited ("the Company")

I hereby resign office as a Director of the Company with immediate effect. I confirm that in respect of such resignation I have no claim against the Company in respect of breach of contract, compensation for loss of office, wrongful or unfair dismissal, redundancy, arrears of remuneration or on any other account.

Yours faithfully



-----------------------
Michael David Rutterford

                                                                       EXHIBIT P







                                WAIVER OF CLAIMS

                                     against

                             SOLCOM SYSTEMS LIMITED

                                       and

                              SOLCOM SYSTEMS., INC.
                                       by
                         THE SELLERS (as herein defined)

We, the undersigned ("the Sellers"), being the registered holders of all of the issued ordinary shares of one penny each in the share capital of SolCom Systems Limited ("the Company") as at the date of the Share Purchase Agreement amongst us, the Company and MicroFrame Inc ("the Buyer") in respect of the sale of such ordinary shares in the share capital of the Company to the Buyer ("the Agreement"), subject to and conditional upon Closing (as defined in the Agreement) hereby waive any claim we may now have or may have at Closing against the Company or SolCom Systems, Inc. (save in respect of or arising from (1) our employment by the Company or (2) any share or stock option entitlement we may have in respect of the share capital of the Company including for the avoidance of doubt but without prejudice to the foregoing generality in respect of or arising from any stock option contract to which we are a party or any option entitlement we may have in terms of any share option scheme of the Company). This waiver shall be governed by Scots Law and the Scottish courts shall have exclusive jurisdiction in respect thereof: IN WITNESS WHEREOF these presents consisting of this page and the schedule annexed hereto are executed by us at Edinburgh on August 1998 as follows:




--------------------------------------      ----------------------------------------------
William Hugh Evans                          For and on behalf of EFG Read's Trustees
                                            Limited as Trustee of MD Rutterford's 1991
                                            Trust


--------------------------------------      ----------------------------------------------
William Hugh Evans,                         For and on behalf of EFG Read's Trustees
on behalf of the Hugh Evans Family Trust    Limited as Trustee of Mrs. JG Rutterford's 1991
                                            Trust


--------------------------------------      ----------------------------------------------
Keith Laing                                 Michael David Rutterford


--------------------------------------      ----------------------------------------------
Colin Laing (per his attorney)              June Georgina Rutterford (per her attorney)


--------------------------------------      ----------------------------------------------
Peter James MacLaren                        Andrew Edward Sealey (per his attorney)


--------------------------------------      ----------------------------------------------
Elizabeth Marie McQuillan (per her attorney) Helen Sealey (per her attorney)

                                       -2-





--------------------------------------      ----------------------------------------------
Peter Atholl Wilson                         Brian Souter (per his attorney)


--------------------------------------      ----------------------------------------------
Alison Wilson                               Ali Taheri (per his attorney)
(per her guardian Peter Atholl Wilson)


--------------------------------------      ----------------------------------------------
Lady Margaret Elliot (per her attorney)     Frances Loretta DeLaura (per her attorney)


--------------------------------------      ----------------------------------------------
Ann Heron Gloag (per her attorney)          For and on behalf of Anderson Strathern
                                            Nominees Limited

all before this witness:

------------------------------
Name

 -----------------------------    ---------------------------   (witness)
Address

                                                             Clydesdale Bank PLC


Our ref           SMCK/4432/JAC/L1                     Business Banking Centre
Your ref                                               Clydesdale Bank Plaza
Date              8 July, 1998                         Festival Square
                                                       50 Lothian Road
                                    Edinburgh
                                     EH3 9AN

FOR THE ATTENTION OF:  PETER MACLAREN                  DX 500500/Box 162
-------------------------------------
SolCom Systems Limited
Meikle Road                                            Telephone 0131 456 4432
Kirkton Campus                                         Fax 0131 456 4460
LIVINGSTON
EH54 7DE



Dear Sirs

SOLCOM SYSTEMS LIMITED ("THE COMPANY")
SALE OF THE ENTIRE ISSUED SHARE CAPITAL OF THE COMPANY TO
MICROFRAME INC. ("MICROFRAME")

We refer to:

1. Small Firms Loan Guarantee Scheme Facility Letter dated 7 November 1996 setting out the terms and conditions of the facility of (pound)200,000 provided by Clydesdale Bank Plc ("The Bank") to the Company ("the First Loan Agreement").

2. Small Firms Loan Guarantee Scheme Facility Letter dated 7 November 1996 setting out the terms and conditions of the facility of (pound)26,786.74 provided by the Bank to the Company ("the Second Loan Agreement"); and

3. Small Firms Loan Guarantee Scheme Facility Letter dated 7 November 1996 setting out the terms and conditions of the facility of (pound)9,632.70 provided by the Bank to the Company ("the Third Loan Agreement").

In terms of clause 10.01(h) of each of the First Loan Agreement, the Second Loan Agreement and the Third Loan Agreement (together "the Loan Agreements"), the Bank shall be under no obligation to advance monies under the Loan Agreements and may by notice to the Company require payment forthwith of all sums outstanding under the Loan Agreements together with all interest accrued thereon and/or cancel any portion of the facilities then undrawn under the respective Loan Agreements if (save as may have been approved in writing by the Bank) there is any alteration in the legal or beneficial ownership or control of inter alia 25% or more of the issued share capital of the Company.

We understand that the entire issued share capital of the Company will be purchased by Microframe pursuant to a share purchase agreement to be entered into between inter alia the then current shareholders of the Company and Microframe ("the Transfer").

We hereby approve, consent to and waive our rights under the Loan Agreements in relation to the Transfer and confirm that we do not and will not regard the Transfer as an event of default under the Loan Agreement. In particular, we confirm that we will not as a result of the Transfer require repayment of the facility advanced under each of the Loan Agreements (nor the interest accrued thereon) and will not cancel any undrawn portion of such facility.

For the avoidance of doubt we confirm that the remaining Terms and Conditions of the Loan Agreements remain in full force and effect.

Yours faithfully




Scott McKerracher
Business Banking Manager
For and on behalf of Clydesdale Bank Plc.

BCE                                 BCE Business Funding Limited
Business               1 Commercial Gate, Mansfield, Notinghamshire, NG18 IEJ
Funding Ltd.           Telephone:  (01623) 620100  Facsimile:  (01623) 421400


8 June 1998

Mr. P. MacLaren
Finance Director
SolCom Systems Ltd.
Meikle Road
Kirkton Campus
LIVINGSTON
EH54 7DE

Dear Mr. MacLaren:

LOAN REFERENCE 11259

I refer to your fax dated 7 June 1998 and write to confirm our agreement to the change of ownership subject to the outstanding debt being repaid in full.

I propose that you leave the direct debit in place until such time that you have a completion date at which time you should request a redemption figure from ourselves.

Yours sincerely,


GORDON MACHEJ
DIRECTOR

                               SolCom Systems Ltd



             Fax: *44 (0)1506 461717; Telephone: *44 (0)1506 461707
                             email: pm@solcom.co.uk
             SolCom House, Meikle Road, Kirkton Campus. Livingston,
                                Scotland EH5 7DE

                   From Peter J. MacLaren, Financial Director
                             04:00 PM 07 June 1 1998







To:  Gordon Mackie Esq.
BCE Business Funding Ltd
01623 420400

Dear Mr. Mackie:

Loan ref 11259


I understand that John Caldwell of Shepherd & Wedderburn has spoken to you about our proposed merger with MicroFrame Inc. and the possible handling of the above loan. I understand that you have suggested either repayment of principle or an interest rate increase of 2% pa. I think it would be simpler for us to repay the principal outstanding and we would propose to do this immediately following completion of the merger. I would appreciate it if you could signify your agreement to this.

                                                                       EXHIBIT Q



10th July 1998


                                                                Lothian and
                                                                Edinburgh
                                                                Enterprise
                                                                Limited
The Directors
SolCom Systems Limited
Kirkton Campus
Meikle Road
Livingston


Dear Sirs

Acquisition of SolCom Systems Limited ("the Company")

We have been advised by the Company that the entire issued share capital of the Company will be purchased by MicroFrame, Inc. ("the Buyer") pursuant to a share purchase agreement ("the Agreement") to be entered into between inter alia, the Company and the Buyer ("the Transfer"). We understand that there is to be a gap between signing of the Agreement and completion of the Transfer.

From time to time we have offered, awarded and/or provided and anticipate that in the future we may offer, award and/or provide to the Company grants or other forms of financial assistance under certain terms and conditions ("Grants"). The Grants awarded or offered by us to the Company include those listed in the schedule to this letter ("Completed Grants").

We hereby consent for all purposes to the entry into the Agreement and to the Transfer and the consequent change in the control and ownership of the share capital of the Company and waive any and all of our rights under the terms and conditions of any and all of the Completed Grants awarded or offered to (i) terminate any or all of the Completed Grants and (ii) require repayment of the sums paid by us to the Company under any or all of the Completed Grants awarded or offered. We further hereby confirm that we do not and will not subsequently regard the Transfer as an event of default under the terms and conditions of any Completed Grants awarded or offered or other existing Grant awarded or offered or of any Grant awarded or offered prior to completion of the Transfer.

Yours faithfully

For and on behalf of
Lothian & Edinburgh Enterprise Limited

              Acquisition of SolCom Systems Limited ("the Company")

                     Completed Grants Schedule 10 July 1998



Purchase Order Number      Budget

-------------------------- -----------------------------------------
5038                       P1252 - ODP
5406                       P1252 - ODP
6906                       P1641 - Business Services
7618                       P1252 - ODP
8871                       P1860 - LEEL company support
9093                       P1252 - ODP
10272                      P1252 - ODP
10274                      P1252 - ODP
10963                      P10271 - Graduates Into Software
11327                      P10320 - Skills For Small Business
13086                      P10271 - Graduates into Software
13087                      P10271 - Graduates into Software
-------------------------- -----------------------------------------

                                                                      EXHIBIT R

                                                                 Grant Thornton


The Company Secretary
SolCom Systems Limited
SolCom House
Meikle Road
Kirkton Campus
LIVINGSTON
EH54 7DE

                                                            [Date as at Closing]

Dear Sir

In accordance with the Companies Act 1985, sections 392 to 394, we write to inform you of our resignation as auditors of SolCom Systems Limited with immediate effect.

There are no circumstances connected with our ceasing to hold office which we consider should be brought to the attention of the members or creditors of the company.

We also confirm that there are no sums due to us by the company in respect of outstanding invoices or in respect of work carried out but not invoiced.

You are required to send a copy of this notice to the Registrar of Companies within fourteen days.

Yours faithfully


Grant Thornton
Registered Auditors

1/4 Atholl  Crescent
Edinburgh EH3 8LQ
Tel 0131 229 9181
Fax 0131 229 4560
DX ED428

Authorised  by The  Institute
of Chartered  Accountants  in England
and Wales to carry on investment
business.  A list of partners may be
inspected at the above address and
at Grant Thornton House
Euston Square London NW1 2EP

                                                                  Grant Thornton


The Company Secretary
SolCom Systems Ltd
SolCom House
Meikle Road
Kirkton Campus
LIVINGSTON
EH54 7DE

                                                           [Date as at Closing]

Dear Sir

We refer to our resignation letter in respect of our appointment as auditors of SolCom Systems Limited. As requested, we confirm that neither we nor our USA firm hold or have held the position of auditors to your USA subsidiary company, SolCom Systems Inc.

For US GAAP purposes and for the purposes of certifying the consolidated financial statements of the group for the periods to June 30, 1997 and March 31, 1998, we performed such limited audit work on the subsidiary company's records as we deemed necessary in order to certify the consolidated financial statements.

We confirm that our resignation as auditor of the parent company also is deemed to include our ceasing to hold any position or having any involvement with SolCom Systems Inc.

Yours faithfully


Leslie Duncan
Partner

1/4 Atholl  Crescent
Edinburgh EH3 8LQ
Tel 0131 229 9181
Fax 0131 229 4560
DX ED428

Authorised  by The  Institute
of Chartered  Accountants  in
England and Wales to
carry on investment  business.
A list of partners may be inspected
at the above address and at
Grant Thornton House
Euston Square London NW1 2EP

                                   APPENDIX B

                                FAIRNESS OPINION

                      [Letterhead of Van Kasper & Company]


                                                              June 10, 1998


Board of Directors
MicroFrame, Inc.
21 Meridian Road
Edison, NJ 08820

Gentlemen:

         You have requested our opinion, as investment bankers, as to whether the consideration to be issued by MicroFrame, Inc. ("MicroFrame") in connection with the proposed acquisition of SolCom Systems Limited and its subsidiaries ("SolCom") through the purchase of all outstanding shares of SolCom in exchange for an aggregate of 4.2 million shares of MicroFrame common stock and 1.3 million options to purchase shares of MicroFrame common stock (the "Transaction") is fair to the shareholders of MicroFrame from a financial point of view.

         In connection with our opinion, among other things, we have (i) discussed the proposed Transaction and related matters with certain members of management of MicroFrame and SolCom; (ii) reviewed the draft Share Purchase Agreement dated May 19, 1998, that we have been advised is representative of the final agreement to be executed by the parties shortly hereafter; (iii) reviewed audited financial statements of MicroFrame at and for the two years ended March 31, 1996 and 1997 and the accompanying Reports of Independent Accountants, and unaudited financial statements of MicroFrame at and for the year ended March 31, 1998; (iv) reviewed audited financial statements of SolCom Systems Limited at and for the two years ended June 30, 1997 and the accompanying reports of Independent Accountants, and draft audited financial statements of SolCom at and for the year ended June 30, 1997 and the nine months ended March 31, 1998; (v) reviewed documents filed by MicroFrame with the Securities and Exchange Commission; (vi) reviewed projections for MicroFrame, SolCom, and MicroFrame and SolCom combined after the Transaction, as prepared and provided to us by MicroFrame and SolCom; (vii) reviewed certain marketing materials provided to us by MicroFrame and SolCom; (viii) performed a discounted cash flow analysis using various discount rates based upon financial projections provided by MicroFrame and SolCom, (ix) compared publicly available recent information for companies that we determined to be comparable, (x) reviewed recent historical stock prices for MicroFrame and other companies we have determined to be comparable and (xi) reviewed the financial terms of certain other recent business combinations that we determined to be comparable.

Board of Directors
MicroFrame, Inc.
June 10, 1998
Page 2


         With your permission and without any independent verification, (i) we have assumed that the documents to be prepared and used to effect the Transaction will do so on the terms set forth in the draft Share Purchase Agreement dated May 19, 1998, without material modification, and (ii) we have relied on the accuracy and completeness of all the financial and other publicly available information reviewed by us or that was furnished or otherwise communicated to us by MicroFrame and SolCom. Independent of the foregoing, we have assumed (i) that the projections for MicroFrame, SolCom, and MicroFrame and SolCom combined after completion of the Transaction were reasonably prepared based on assumptions reflecting good faith judgments of the management preparing them as to the most likely future performance of MicroFrame, SolCom, and MicroFrame and SolCom combined after the Transaction and (ii) neither the management of MicroFrame (with respect to projections for MicroFrame and MicroFrame and SolCom combined after completion of the Transaction) nor the management of SolCom (with respect to the projections of SolCom) has any information or belief that would make any such projections misleading in any material respect. In this regard, however, we have made certain adjustments to the financial projections provided to us for MicroFrame, SolCom, and MicroFrame and SolCom combined after completion of the Transaction, where we have determined that it may have been appropriate to do so for purposes of our work for this opinion.

         We have not independently verified the accuracy or completeness of any of the information provided to us or obtained by us from publicly available sources and do not take any responsibility with respect to any such information. Also, we have not made an independent valuation or appraisal of the assets or liabilities of MicroFrame or SolCom and have not been furnished with any such evaluation or appraisal.

         Our opinion is based upon an analysis of the foregoing in light of our assessment of general economic and financial market conditions as they exist and can be evaluated by us as of the date hereof. In this regard, we have assumed there has been no material change in the business, condition (financial or other) or prospects of MicroFrame or SolCom since the respective dates of the information provided to us. We have not participated in the negotiation of the Transaction, provided any legal or other advice with respect to the Transaction or proposed any possible alternatives to the Transaction.

         Our engagement and the opinion expressed herein are for the benefit of MicroFrame's Board of Directors. Our opinion does not address the underlying decision by MicroFrame to undertake the Transaction or the prices at which MicroFrame's common stock will actually trade at any time and we express no recommendation or opinion to any shareholder of MicroFrame as to how such shareholder should vote. It is understood that this letter is for the information of the Board of Directors of MicroFrame and may not be used for any other purpose or be disclosed or otherwise referred to without our prior consent, except in any filing with the Securities and Exchange Commission in connection with the Transaction or as may otherwise be required by law or by a court of competent jurisdiction.

Board of Directors
MicroFrame, Inc.
June 10, 1998
Page 3

         Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Transaction is fair to the Company and the shareholders of the Company from a financial point of view.

                                                  Very truly yours,


                                                  VAN KASPER & COMPANY

                                   APPENDIX C

                             1998 STOCK OPTION PLAN

                             1998 STOCK OPTION PLAN
                                       of
                                MICROFRAME, INC.

                  1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of MicroFrame, Inc., a New Jersey corporation (the "Company"), or any of its Subsidiaries (as such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The
Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

                  2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 3,000,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

                  3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors (the "Committee") consisting of not less than two (2) directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (as the same may be in effect and interpreted from time to time, "Rule 16b-3"). Unless otherwise provided in the By-Laws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

                  Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, restrictions or contingencies relating to entering into a covenant not to compete with the Company, its Parent (as such term is defined in Paragraph 19) and Subsidiaries, to financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold taxes or other amounts; whether an optionee is Disabled (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, provided that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and provided further, that in the case of a modification (within the meaning of
Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3, requires the approval of the Board of Directors, a committee of non-employee directors or the shareholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties.

                  No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. In addition, each member and former member of the Committee shall be indemnified and held harmless by the Company from and against any liability, claim for damages and expenses in connection therewith by reason of any action or failure to act under or in connection with the Plan, any option granted hereunder or any Contract to the fullest extent permitted with respect to directors under the Company's certificate of incorporation, By-Laws and applicable law.

                  4. ELIGIBILITY. The Committee may from time to time, consistent with the purposes of the Plan, grant options to such key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, and to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Committee may determine in its sole discretion. Such options granted shall cover such number of shares of Common Stock as the Committee may determine in its sole discretion; provided, however, that the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan shall be 400,000 shares; and provided further that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

                  5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee in its sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided further that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

                  The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

                  6. TERM. Each option granted pursuant to the Plan shall be for such term as is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided further that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

                  7. EXERCISE. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (a) in cash and/or by certified check or (b) with the authorization of the Committee, with cash, a certified check and/or with previously acquired shares of Common Stock, having an aggregate fair market value (determined in accordance with Paragraph 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes.

                  The Committee may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  An optionee shall not have the rights of a shareholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to him for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

                  In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

                  8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company (and its Parent and Subsidiaries) has terminated for any reason other than the death or Disability of the optionee may exercise any option granted to him as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan to an employee or consultant of the Company or any of its Subsidiaries shall not be affected by any change in the status of the holder so long as he continues to be an employee or a consultant of the Company, its Parent or any of the Subsidiaries (regardless of a change in status from one to the other or having been transferred from one corporation to another).

                  For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the corporation, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated for any reason other than his death or Disability may exercise the options granted to him as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his directorship is terminated for cause, such option shall terminate immediately.

                  Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ or as a consultant of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

                  9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by, or a consultant to, the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of his employment or consulting relationship with the Company, its Parent and its Subsidiaries (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of such employment or consulting relationship by reason of his Disability, the options granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as such term is defined in Paragraph 19), at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and its Subsidiaries has terminated by reason of his Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                  Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is a director of the Company, (b) within three months after the termination of his directorship with the Company (unless such termination was for cause) or (c) within one year after the termination of his directorship by reason of his Disability, the options granted to him as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                  10. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

                  The Committee may require, in its sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or
(ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                  In addition, if at any time the Committee shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee in its sole discretion. The terms of each option and Contract need not be identical.

                  12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spinoff, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties thereto. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor.

                  In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to shareholders of the Company with respect to their shares of stock in the Company), any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

                  13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on June 12, 1998. No option may be granted under the Plan after June 11, 2008. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3 promulgated the Exchange Act or Section 162(m) of the Code or any change in applicable law or regulation, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective without the requisite prior or subsequent shareholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder or (c) make any change for which applicable law or any governmental agency or regulatory body requires shareholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such optionee's consent. The power of the Committee to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

                  14. NON TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

                  15.  WITHHOLDING  TAXES.  The Company,  or its  Subsidiary  or
Parent, as applicable, may withhold (a) cash or (b) with the consent of the Committee, shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value
(determined in accordance with Paragraph 5) equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made.

                  16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

                  The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

                  17. USE OF PROCEEDS. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

                  18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

                  19.      DEFINITIONS.

                           (a)   "Constituent   Corporation"   shall   mean  any
corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

                           (b)  "Disability"  shall mean a  permanent  and total
disability within the meaning of Section 22(e)(3) of the Code.


                           (c) "Legal  Representative"  shall mean the executor,
administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                           (d)  "Parent"  shall  have  the  same  definition  as
"parent corporation" in Section 424(e) of the Code.

                           (e)  "Subsidiary"  shall have the same  definition as
"subsidiary corporation" in Section 424(f) of the Code.

                  20. GOVERNING LAW. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict or choice of law provisions.

                  Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

                  21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

                  22. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes of all outstanding shares entitled to vote hereon at the next duly held meeting of the Company's shareholders at which a quorum is present or by majority written consent of the Company's shareholders. No options granted hereunder may be exercised prior to such approval, provided that, the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before October 1, 1998, the Plan and any options granted hereunder shall terminate.

                                   APPENDIX D


                               1998 U.K. SUB-PLAN

                                MICROFRAME, INC.

                             1998 STOCK OPTION PLAN

                     1998 U.K. Sub-Plan/U.K. Approved Rules


In pursuance of its powers under the MicroFrame, Inc. 1998 Stock Option Plan (the "Plan"), the Board of Directors, or a duly appointed committee of the Board of Directors (the "Committee") of MicroFrame, Inc. (the "Company") has adopted these rules (the "UK Rules") for the purposes of operating the Plan with regard to such options ("Options") which the UK Rules are expressed to extend at the time when the Option is granted. Unless the context requires otherwise, all expressions used in the UK Rules have the same meaning as the Plan. The Plan, as supplemented by the UK Rules, is referred to hereinafter as the "Sub-Plan". For the avoidance of doubt, the terms of the Plan (insofar as they have not been disapplied by Rule p of the UK Rules) shall form part of the Sub-Plan.

         (a) The shares over which Options may be granted under the Sub-Plan form part of the ordinary share capital (as defined in Section 832(1) Income and Corporation Taxes Act 1988) ("ICTA 1988") of the Company and must at all times, including the time of grant and the time of exercise, comply with the terms of the Plan and comply with the requirements of paragraphs 10 to 14 Schedule 9 ICTA 1988.

         (b) The companies participating in this Sub-Plan are the Company and all companies controlled by the Company within the meaning of Section 840 ICTA 1988 ("Subsidiaries").

         (c) The shares of Common Stock to be acquired on exercise of the Option in accordance with the terms of the Sub-Plan will be:

                  (i)      fully paid up;

                  (ii)     not redeemable;

                  (iii) not subject to any restrictions other than restrictions which attach to all shares of the same class. For the purpose of this clause, the term "restrictions" includes restrictions which are deemed to attach to the shares under any contract, agreement, arrangement or condition as referred to in paragraph 13 Schedule 9 ICTA 1988.

         (d) An Option granted under this Sub-Plan shall not be exercisable for more than ten years after the date of grant.

         (e) To the extent any restrictions or contingencies have been imposed by the Committee under the provisions contained in Paragraph 3 of the Plan, these restrictions or contingencies shall:

                  (i)      referred to at Paragraph 11 of the Plan;

                  (ii) be such that rights to exercise such Option after the fulfillment or attainment of any restrictions or contingencies so specified shall not be dependent on the further discretion of any person; and

                  (iii) not be capable of amendment, variation or waiver unless an event occurs which causes the Committee reasonably to consider that waived, varied or amended restrictions or contingencies would be a fairer measure of performance and would be no more difficult to satisfy.

         (f) No Option will be granted to an employee or director under this Sub-Plan, or where an Option has previously been granted, no Option shall be exercised by an optionholder if at that time he has, or any time within the preceding 12 months has had, a material interest for the purposes of Schedule 9 ICTA 1988 in either the Company being a close company (within the meaning of Chapter I of Part XI of ICTA 1988) or in a company being a close company which has control (within the meaning of
                  Section 840 ICTA 1988) of the Company or in a company being a close company and a member of a consortium (as defined in
                  Section 187(7) ICTA 1988) which owns the Company. In determining whether a company is a close company for this purpose, Section 414(1)(a) ICTA 1988 (exclusion of companies not resident in the United Kingdom) and Section 415 of ICTA 1988 (exclusion of certain companies with listed shares) shall be disregarded.

         (g) Notwithstanding any provision of the Plan, no Option will be granted to an employee or director under this Sub-Plan in relation to which the exercise price is manifestly less than the fair market value (as defined in Section 187(2) ICTA 1988) of the Company's Common Stock on the date of grant of the Option. The exercise price shall be stated at the date of grant of the Option and determined in accordance with Paragraph 5 of the Plan, save that the exercise price of an Option granted under the Sub-Plan shall be not less than one hundred percent (100%) of the fair market value of the stock on the date of grant, and shall be agreed in advance with the Shares Valuation Division of the Inland Revenue or otherwise determined with the agreement of the Shares Valuation Division.

         (h) Notwithstanding Paragraph 7 of the Plan, settlement of the exercise price may not be in the form of previously acquired shares of Common Stock and payment of the amount due on exercise may not be made in installments.

         (i) Any alteration or amendment to this Sub-Plan shall not have effect unless approved by the Board of Inland Revenue. The Company undertakes to provide details thereof to the Board of Inland Revenue without delay for this purpose.

         (j) Notwithstanding Paragraph 11 of the Plan, any material alteration of the standard form of stock option agreement shall not have effect unless approved by the Board of Inland Revenue.

         (k) No adjustment pursuant to Paragraph 12 of the Plan shall be made to any Option which has been granted under the Sub-Plan unless such adjustment would be permitted under the Plan and is a variation in the share capital of which the scheme shares form part under paragraph 29 Schedule 9 ICTA 1988. Where so permitted, no such adjustment shall take effect until the approval of the Board of Inland Revenue shall have been obtained thereto.

         (l) For the avoidance of doubt it is stated that the Company is the grantor as defined in paragraph 1(1) Schedule 9 ICTA 1988.

         (m) Any Option granted to an employee or director under this Sub-Plan shall be limited to take effect so that immediately following such grant, the aggregate market value (determined at the time prescribed by paragraph 28 Schedule 9 ICTA 1988 and calculated in accordance with the provisions of the said
                  Schedule 9) of shares of Common Stock which the optionholder can acquire under this Sub-Plan and any other scheme or schemes, not being a savings-related share option scheme, approved under the said Schedule 9 and established by the grantor or by any associated company (as defined in Section 416 ICTA 1988) of the grantor (and not exercised), shall not exceed(pound)30,000 or such other sum as may be prescribed from time to time by paragraph 28 Schedule 9 ICTA 1988, provided always that this limit shall not exceed the limitations set out in the Plan.

         (n) An Option will only be granted under this Sub-Plan to an employee (other than one who is a director) or a full-time director of the Company or a subsidiary participating in this Sub-Plan. For this purpose, a full-time director is one who is employed by the Company required to work at least 25 hours a week excluding meal-times in the business of the Company or its Subsidiaries. For the avoidance of doubt an Option will not be granted under this Sub-Plan to a consultant or director who is not an employee of the Company or any of its Subsidiaries, and all references in the Plan to Options granted to consultants shall be disregarded.

         (o) The Company shall, not later than 30 days after the actual receipt of the written notice of exercise of an Option given in accordance with the provisions of the Plan, together with the payment of the aggregate exercise price in respect of the shares of Common

                  Stock to be issued or transferred pursuant to the exercise of an Option, allot and issue credited as fully paid or transfer to the Optionee and cause to be registered in his name the number of shares of Common Stock specified in the written notice.

         (p) The following shall not form part of and shall therefore be disregarded for the purposes of the Sub-Plan:

                  (i) in Paragraph 3 of the Plan, the words "the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an Option and if so whether and under what circumstances to waive such restriction; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installment; and with the consent of the optionee, to cancel or modify an option, provided that the modified provision is permitted to be included in an Option granted under the terms of the Plan";

                  (ii)     in  the  first   paragraph   of   Paragraph   7,  the
                           parenthetical that reads, "or the amount due on exercise if the applicable Contract permits installment payments" and the language from "(b)" to the end of that paragraph; and

                  (iii) all references in the Plan to "Incentive Stock Options" or "Non-Qualified Stock Options."

         (q) This Sub-Plan shall not become effective in any manner until and unless a closing occurs in connection with that certain Share Purchase Agreement dated as of August 17, 1998, as amended, by and among the Company, SolCom Systems Limited ("SolCom") and certain shareholders and shareholders' representatives of SolCom.


                                  Adopted on behalf of the Company:




                                  By: /s/ Stephen B. Gray
                                      ------------------------------------------
                                           Stephen B. Gray
                                           President and Chief Executive Officer

                                   APPENDIX E


                         FINANCIAL STATEMENTS OF SOLCOM

                             SOLCOM SYSTEMS LIMITED

                        CONSOLIDATED FINANCIAL STATEMENTS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1998
                        AND THE YEAR ENDED JUNE 30, 1997

                       REPORT OF THE INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


The Board of Directors
SolCom Systems Limited

We have audited the accompanying consolidated balance sheets of SolCom System's Limited and its subsidiary as of March 31, 1998 and June 30, 1997 and the related consolidated statements of operations, shareholders' deficit, and cash flows for the nine months ended March 31, 1998 and the year ended June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of SolCom Systems
Limited and its subsidiary as of March 31, 1998 and June 30, 1997 and the consolidated results of their operations and their consolidated cash flows for the nine months ended March 31, 1998 and the year ended June 30, 1997 in conformity with generally accepted accounting principles in the United States.

GRANT THORNTON
Edinburgh
United Kingdom

August 1998

                         [Letterhead of Grant Thornton]


The Members
SolCom Systems Limited
SolCom House
Meikle Road
Kirkton Campus
Livingston EH54 7DE



                                                              January 1999



Dear Sirs

SOLCOM SYSTEMS LIMITED
UK STATUTORY FINANCIAL STATEMENTS FOR THE PERIOD
ENDED 31 MARCH 1998

Reference is made to our audit report dated 14 August 1998 in respect of the accompanying financial statements.

The financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United Kingdom ("UK GAAP").

Our audit was conducted in accordance with Auditing Standards in the United Kingdom ("UK GAAS") that are similar in all material respects to US GAAS.

Yours faithfully,



Grant Thornton

January 1999

SOLCOM SYSTEMS LIMITED
CONSOLIDATED BALANCE SHEETS
-------------------------------------------------------------------------------------------------------------------



                                                                                           (In Thousands)
                                                                                        except per share data
                                                                                   March 31, 1998   June 30, 1997
                                                                                    (pound)         (pound)

ASSETS
Current assets:
Cash and cash equivalents                                                             12               7
Accounts receivable                                                                  147             204
Other receivables                                                                     23              24
Prepayments                                                                           44              24
Inventories                                                                          251             217
                                                                                     ---             ---
Total current assets                                                                 477             476

Property and equipment, net                                                          147             169
                                                                                     ---             ---
Total assets                                                                         624             645
                                                                                     ===             ===

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Bank overdraft                                                                        11             133
Current portion of bank loans                                                        112             123
Current portion of capital leases                                                     11              10
Accounts payable                                                                     605             311
Accrued expenses                                                                     257             171
                                                                                     ---             ---
Total current liabilities                                                            996             748

Capital leases, less current position                                                  -               9
Bank loans, less current position                                                     18              97

Cumulative redeemable preference (pound)1 stated value, 30,000 shares authorized
and outstanding                                                                       30              30

Commitments and contingencies                                                          -               -

Shareholders' deficit
Ordinary(pound)0.01 stated value, 48,960,000 (June 30, 1997 - 40,460,000) shares authorized, issued and outstanding, 36,140,000 (June 30, 1997 - 30,740,000)
shares                                                                               361             307
Additional paid in capital                                                           433             222
Accumulated deficit                                                               (1,217)           (768)
Cumulative translation adjustment                                                      3               -
                                                                                  ------        --------
Total shareholders' deficit                                                         (420)           (239)
                                                                                    -----           -----
Total liabilities and shareholders' deficit                                          624             645
                                                                                    ====             ===


  The accompanying notes are an integral part of these consolidated financial statements




SOLCOM SYSTEMS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------------------------------------------

                                                                                  (In Thousands)
                                                                               except per share data

                                                                     nine months                      year
                                                                        ended                        ended
                                                                    March 31, 1998               June 30, 1997
                                                                    (pound)                      (pound)

Sales                                                                 1,031                        1,003
Cost of sales                                                          (221)                        (193)
                                                                       -----                        -----
Gross profit                                                            810                          810
Operating expenses                                                     (965)                      (1,073)
Research and development expense                                       (264)                        (279)
Interest income                                                           1                            3
Interest expense                                                        (21)                         (18)
                                                                      --------                     ------
Net loss                                                               (439)                        (557)
                                                                       -----
Loss per share - basic and diluted                                ((pound)0.01)              ((pound)0.02)
                                                                        =======                     =======








        The accompanying notes are an integral part of these consolidated financial statements.



SOLCOM SYSTEMS LIMITED
CONSOLIDATED STATEMENTS OF SHAREHOLDERS DEFICIT

-------------------------------------------------------------------------------------------------------------------


                                       (In thousands, except per share data)

                                                              Additional                  Cumulative
                                        Ordinary    Shares     paid in     Accumulated    translation
                                         Shares     Amount     capital      deficits      adjustments     Total

Balance at July 1, 1996                          3   (pound)3  (pound)498    (pound)(201)      (pound)-  (pound)300
Net Loss                                         -          -           -           (557)             -        (557)
Capitalization of share premium             30,737        304        (304)             -              -           -
Employee stock compensation                      -          -          28              -              -          28
Preference dividend declared                     -          -           -            (10)             -         (10)
                                      -----------------------------------------------------------------------------
Balance at June 30, 1997                    30,740        307         222           (768)             -        (239)
Net income                                       -          -           -           (439)             -        (439)
Share capital issued                         5,400         54         211              -              -         265
Translation adjustment                           -          -           -              -              3           3
Preference dividend declared                     -          -           -            (10)             -         (10)
                                      -----------------------------------------------------------------------------
Balance at March 31, 1998                   36,140 (pound)361  (pound)433  (pound)(1,127)      (pound)3 (pound)(420)
                                      =============================================================================





       The accompanying notes form an integral part of these consolidated financial statements.




SOLCOM SYSTEMS LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS

-------------------------------------------------------------------------------------------------------------------


                                                                                           (In Thousands)
                                                                                        except per share data

                                                                                     nine months         year
                                                                                        ended           ended
                                                                                   March 31, 1998   June 30, 1997
                                                                                    (pound)         (pound)

Cash flows from operating activities
Net loss                                                                               (439)           (557)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation
Employee stock compensation                                                              57              56
(Increase) in Inventories                                                                 -              28
Decrease/(Increase) in receivables and prepayments                                      (34)           (114)
Increase in accounts payable and accrued expenses                                       370             237
                                                                                     ------          ------
Total adjustments                                                                       431              68
                                                                                     ------         -------
Net cash used in operating activities                                                    (8)           (489)

Cash flows from investing activities
Capital expenditures                                                                    (35)           (157)
                                                                                     -------        --------
Net cash used in investing activities                                                   (35)           (157)

Cash flows from financing activities
Bank overdraft                                                                         (122)            132
Proceeds from issuance of long term debt                                                  -             247
Principal payments under long-term debt and capital losses                              (98)            (76)
Proceeds from issuance of shares                                                        265               -
                                                                                     ------          ------
Net cash provided by financing activities                                                45             303

Effect of exchange rate changes on cash and cash equivalents                              3               -
                                                                                     ------          ------

Net increase/(decrease) in cash and cash equivalents                                      5            (343)

Cash and cash equivalent at beginning of the period                                       7             350
                                                                                     ------           -----

Cash and cash equivalents at the end of the period                                       12               7
                                                                                      =====         =======

Supplemental  disclosure of cash flow  information:  Cash paid during the period for:
Interest                                                                                 18              13
                                                                                      =====          ======

        The accompanying notes are an integral part of these consolidated financial statements.

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS)

--------------------------------------------------------------------------------


NOTE A - DESCRIPTION OF THE BUSINESS

The Company

SolCom  Systems  Limited and its  subsidiary  (the  "Company")  are  principally
engaged  in  the  provision  of  outsourced   services  to  the  technology  and
information industries.

Incorporation and history

The Company was incorporated in Scotland on December 13, 1990 as SolCom Systems Limited. The subsidiary was incorporated in the state of Virginia in USA on September 16, 1996 as SolCom System Inc.

Companies Act 1985

These  financial  statements  do not  comprise  accounts  within the  meaning of
Section 240 of the UK Companies Act 1985 (the "Companies Act"). The Company's statutory accounts, which are its primary financial statements are prepared in accordance with generally accepted accounting principles in the United Kingdom ("UK GAAP") in compliance with the Companies Act and are presented in Great Britain pounds sterling ("pounds sterling").

Change of fiscal year end

The Company has changed its fiscal year end to March 31, 1998 in anticipation of its acquisition by MicroFrame, Inc. The Consolidated Financial Statements present results for the 9 months ended March 31, 1998 with comparatives for the year ended June 30, 1997.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNT POLICIES

A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

Principles of Consolidation

The consolidated financial statements include the accounts of SolCom Systems Limited and its subsidiary, SolCom Systems, Inc. All significant intercompany balances and transactions have been eliminated.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period. Actual results may differ from those estimates.

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------



Revenue Recognition

The Company records revenue in accordance with Statement of Position 91-I. "Software Revenue Recognition") (the "SOP"). In accordance with the SOP, the Company records revenue from product sales upon shipment to the customer if there exists no significant vendor obligations and collectibility is probable.

Earnings Per Share

During 1997, the Company adopted  Statements of Financial  Accounting  Standards
(SFAS) No. 128, Earnings Per Share. SFAS No. 128 requires the presentation of basic earnings per share (EPS) and, for companies with potential dilutive securities, such as options, diluted EPS.

Basic earnings per share is computed using the weighted average number of shares of common stock and convertible preferred stock outstanding. Diluted earnings per share is computed using the weighted average number of shares of common stock outstanding and when dilutive, common equivalent shares from options to purchase common stock using the treasury stock method.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Research and Development Costs

The  Company   charges  all  costs  incurred  to  establish  the   technological
feasibility of a product or enhancement to research and development expense.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with original maturities of three months or less to be cash equivalents for purposes of the statement of cash flows.

Fair value of Financial Instruments

The fair values of the Company's cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate their carrying values due to the relatively short maturities of these instruments.

Inventories

Inventories are priced at the lower of cost (determined by first-in, first-out) or market value (defined as not realizable value).

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets less estimated residual value to operations over their estimated useful lives, principally on the straight-line basis. The estimated lives used in determining depreciation are:

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------



Plant and machinery                 3 years
Motor vehicles (new)                5 years
Motor vehicles (second band)        3 years
Fixtures and fittings               3 - 5 years

Leased plant are amortized over the lives of the respective leases or the service life of the asset, whichever is shorter. Repair and maintenance cost are charged to expenses as incurred. Income Taxes

The Company accounts for income taxes using Statement of Financial Accounting Standards No. 109 (SFAS No 109). "Accounting for Income Taxes." Under SFAS No. 109, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using accrued tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes that enactment dates.

Foreign Currency Translation

The reporting currency of the Company is the pound sterling. The functional currency of the US subsidiary is the US dollar.

The assets and liabilities of the Company's foreign subsidiaries whose functional currency is other than the pound sterling are translated at the exchange rates in effect on the reporting date, and income and expenses are translated at the weighted average exchange rate during the period. The net effect of translation gains and loses are not included in determining net income, but are accumulated as a separate component of shareholders' equity. Foreign currency transaction gains and losses are included in determining net income.
Such gains and losses are not material for any period presented.

NOTE C - INVENTORIES


Inventories at March 31, and June 30,
        consist of the following:                      (In Thousands)
                                                  1998             1997
                                              (pound)               (pound)
Raw materials                                       115             102
Finished Goods                                      136             115
                                                -------         -------
                                                    251             217
                                                =======         =======


SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------




NOTE D - PROPERTY AND EQUIPMENT


Property and equipment at March 31 and June 30, consists of the following:                    (In Thousands)
                                                                                          1998             1997
                                                                                        (pound)            (pound)
Plant and machinery                                                                         206             170
Fixtures and fittings                                                                        86              89
                                                                                        -------         -------
                                                                                            292             259
Less accumulated depreciation                                                              (145)            (90)
                                                                                           -----            ----
                                                                                            147             169
                                                                                         ======          ======
NOTE E - ACCRUED EXPENSES

Accrued expenses at March 31 and June 30, consist of the following:
                                                                                             (In Thousands)
                                                                                         1998             1997
                                                                                       (pound)           (pound)
Social security and other taxes                                                              85              36
Other                                                                                        29              21
Sundry creditors                                                                             97              78
Provision for preference dividend and provision on redemption of preference
shares                                                                                       46              36
                                                                                          -----           -----
                                                                                            257             171
                                                                                          =====           =====


NOTE F - LONG-TERM OBLIGATIONS


                                                                                             (In Thousands)
                                                                                         1998             1997
                                                                                        (pound)          (pound)
Long-term obligations at March 31 and June 30, consists of the following:

Secured loan repayable in yearly installments of(pound)3,000 (excluding interest)
until November 1999, carrying interest of 10% per annum                                       8              10

Secured loans - the loans are secured by a floating charge over the assets of
the company. The interest rate is 2.5% over bank base rate (7.25%)                          122             210
                                                                                          -----           -----
                                                                                            130             220
less current portion                                                                        112             123
                                                                                          -----           -----

                                                                                             18              97
                                                                                          =====          ======

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------



Aggregate maturities of long-term obligations at March 31, 1998 are as follows:
                                                               (In Thousands)
                                                                   (pound)
                                        1998                         112
                                        1999                           8
                                        2000                           8
                                        2001                           2
                                                                  ------
                                                                     130
                                                                  ======

NOTE G - INCOME TAXES

As of March 31, 1998 the Company has available UK and foreign net operation loss carry forwards of approximately (pound)600,000 and (pound)250,000 respectively, to offset future taxable income. In the UK net operating loss carry forwards expire indefinitely, the US operating loss carry forwards at March 31, 1998 expire 2013.

Deferred tax assets represent the tax effects, based on current tax law or future deductible or taxable amounts attributable to events that have been recognized in the financial statements. Deferred tax assets consists of the following at March 31, 1998 and June 30, 1997:


                                                       (In Thousands)
                                                    1998              1997
                                                  (pound)           (pound)
Net operating loss carry forward                          280         160
Valuation allowance
Net deferred tax asset                                   (280)       (160)
                                                   ------------    -----------
                                                            0           0
                                                   ============    ===========


The deferred tax valuation allowance increased (pound)120,000 for the nice months ended March 31, 1998, since this benefit may not be realized.

NOTE H - BENEFIT PLANS

Personal Pension Plans

The Company has a defined contribution agreement for the benefit of its employees. The assets of the agreement are administered by trustees in a fund independent from those of the Company. Costs charged against profits represents the amount of the contributions payable to the scheme in respect of the accounting period. The company contributed to the scheme Li.8,745, and Li.9,037 for the nine months ended March 31, 1997 and the year ended June 30, 1997 respectively.

NOTE I - PREFERRED STOCK

The holders of preference stock, which are non-equity shares, are entitled to a cumulative dividend at the rate of 8% per year and to redemption of one half of the shares by end of 1998 and the remainder by end 1999 (or earlier, at the company's option) at the following prices:

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


                                                              Redemption
                                                              Price
Date of redemption                                            per Share
                                                              Li.

January 1, 1997 to December 31, 1997                          1.80
January 1, 1998 to December 31, 1998                          2.20
December 31, 1998 to December 30, 1999                        2.80
On or after December 31, 1999                                 3.00

On a winding up or reduction of capital the holders of preference shares will rank ahead of holders of ordinary shares in respect of a final dividend of Li.3 per share.

If any part of a preference dividend is in arrears at the time of a General Meeting of the company, then the holders of the Preference Shares are entitled to one vote per 30 shares, such votes ranking equally with those of the ordinary shareholders (one vote per ordinary share). Due to the unavailability of distributable profits, at the end of the period preference dividends totaling Li.9,600 were in arrears (1997 - Li.8,400).

NOTE J - GEOGRAPHIC INFORMATION

The Company's operations involve a single industry segment providing services. Information about the Company's operations by geographic area for the nine months ended March 31, 1998 and the year ended June 30, 1997 is as follows:

                                                       (In Thousands)
                                                  1998              1997
                                                   Li.               Li.
Sales
   United States                                    772               762
   United Kingdom                                   196               168
   Other                                             63                73
                                                -------           -------
                                                   1031              1003
                                                   ====              ====
Expenditure from operations
   United States                                   (302)             (412)
   United Kingdom                                   (86)              (91)
   Other                                            (31)              (39)
                                                  ------            ------
                                                   (419)             (542)
                                                   =====             =====
Identifiable assets
   United States                                    178               231
   United Kingdom                                   446               414
                                                    ---               ---
                                                    624               645
                                                    ===               ===

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------


NOTE K - COMMITMENTS AND CONTINGENCIES

Operating Losses

The Company leases certain facilities and items of equipment under noncancellable operating leases. The following is a schedule, by years, of minimum rental payments under such operating leases which expire on various dates through 2011 (in thousands):


                                              (In Thousands)
                                                  Li.
1998                                               43
1999                                               43
2000                                               43
2001                                               43
Thereafter                                        451
                                                  ---
                                                  623

Total rent expenses for the nine months ended March 31, 1998 and the year ended June 30, 1997 were approximately Li.46,000 and Li.60,000, respectively.

NOTE K - COMMITMENTS AND CONTINGENCIES (CONTINUED)

Capital Leases

The Company also leases certain assets under capital leases. The related assets and obligations have been recorded using the Company's incremental borrowing rate at the inception of the lease. The leases, which are noncancellable, expire at various dates through 1999. The following is a schedule of leased property under capital leases as of March 31 and June 30:


                                                           (In Thousands)
                                                        1998           1997
                                                         Li.            Li.
Plant and machinery                                       26             26
Less accumulated depreciation                            (15)            (8)
                                                       ------        -------
                                                          11             18
                                                        =====          =====

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------


The following is a schedule of the present value of the net minimum payments under capital leases as of March 31, 1998:


                                                                 (In Thousands)
                                                                         Li.
Present Value of net minimum lease payments, all current                 11


Government Grants

The Company has received government grants principally of a revenue nature and these grants have been credited to Income in the period in which the related expenditures has been incurred. The grants of a capital nature are deferred and released to the Income Statement over the lives of the assets to which they relate. No portion of capital grants were deferred at March 31, 1998 or June 30, 1997. The following is an analysis of government grants credited to the Income
Statement:


                                                               (In Thousands)
                                                           1998           1997
                                                              Li.            Li.

Amortization of capital grant                                 --              1

Revenue grants receivable:
Small Company Innovation Support Scheme grant                 12             --
Training grants                                                3             15
Marketing grants                                              --              5
                                                          ------         ------
                                                              15             21
                                                           =====          =====

The Small Company Innovation Support Scheme grant was awarded to offset revenue costs incurred in the period on the development of an Ethernet RMON switch.

The training grants were awarded to support training of specific employees and the marketing grants were specifically for strategic consultancy.

NOTE L - CONCENTRATION OF CREDIT

Approximately 56% (1997 33%) of the Company's revenue is from one customer.

During the nine months ended March 31, 1998, approximately 74% (1997 76%) of the Company's net revenues were from 5 (1997 - 5) major customers. At March 31, 1998 accounts receivable included balances of approximately Li.131,000 (1997 Li.166,000) from 5 major customers, of which Li.83,000 (1997 Li.26,000) is due from the one most significant customer.

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------


NOTE M - STOCK OPTIONS

The Group  accounts  for  employee  stock  options  under APB  Opinion  No.  25,
"Accounting for Stock Issued to Employees", under which Li.28,000 of compensation cost was recognized in 1997. Had compensation cost been determined consistent with SFAS NO 123, "Accounting for Stock-Based Compensation", the company's net loss and respective loss per share would have been reduced to the following pro forma amounts:


                                                             1998         1997
                                                              Li.          Li.
Net loss                              As reported            (432)        (557)
                                      Pro forma              (432)        (529)

Basic and diluted loss per share      As reported        Li.(0.01)    Li.(0.02)
                                      Pro forma          Li.(0.01)    Li.(0.02)

The fair value of each option granted is estimated on the date of grant using the minimum value method of which the following weighted-average assumptions were used for grants, risk-free interest rates 6.5%; and expected life of 5 years.

A summary of the status of the company's stock option plans as of March 31, 1998 and June 30, 1997, and changes during the years ending on those dates is presented below.


                                                         1998                                1997
                                                                   Weighted                           Weighted
                                                                   average                            average
                                               Shares              exercise       Shares              exercise
                                                000                 price           000                price
Outstanding at beginning of year                   8,160               0.04           5,900               0.04
Granted                                            3,934               0.13           2,260               0.04
Outstanding at end of year                        12,094               0.10           8,160               0.04
                                                               ------------                       ------------

Options exercisable at year end                   12,094               0.10           8,160                  -
                                                               ------------                       ------------
Weighted average fair value of options                                 Li.-                          Li.45,000
granted during the year
                                                               ============                       ============

The exercise price of share options granted during the nine months ended March 31, 1998 exceeded the market price.

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------


The following table summarizes information concerning options outstanding at March 31, 1998:


                                                    Weighted
                                                     Average
                                      Number        remaining        Weighted
                                   Outstanding   contractual life     Average
Range of Exercise Price                000           (Years)      Exercise Price
Li..0.04                              8,160             5            Li.0.04


NOTE N - ACCOUNTING PRONOUNCEMENTS

In June 1997 the Financial Accounting Standards Board issued SFAS No. 130 "Reporting Comprehensive Income", and this SFAS is effective for fiscal years beginning after December 15, 1997. The Company has considered the effects of this statement and believes the cumulative transition adjustment is the only component of comprehensive income as defined by this statement.

In May 1997 the Financial Accounting Standards Board issued SFAS No. 131 "Disclosure about Segments of an Enterprise and Related Information" and this is effective for fiscal years beginning after December 15, 1997. The Company is evaluating the disclosure impact of SFAS No. 131 on its financial statements and believes that the effect of adoption of SFAS No. 131 will not be material.

In October 1997, the AICPA issued SOP 97-2, "Software Revenue Recognition", which supersedes SOP 91-1, "Software Revenue Recognition", SOP 97-2, and amendments thereto, provide guidance on applying generally accepted principles in recognizing revenue on software transactions and is effective for transactions entered into in fiscal years beginning after December 15, 1997. The Company is currently evaluating the impact of SOP 97-2 on its financial statements.

NOTE O - SUBSEQUENT EVENTS

On June 5, and July 23, 1998, the company issued a total of 4,174,390 new ordinary shares (2,674,390 and 1,500,000 respectively) for a total consideration of Li.417,439. Each new share has attached to it a warrant permitting the holder to subscribe between January 1, and June 30, 1999 for one further share to be issued at par. In the event that control of the company is obtained by a certain third party prior to December 31, 1998 then all unexercised warrants will be cancelled.

On July 23, 1998 the company issued Li.150,000 of convertible unsecured loan stock, entitled to interest at 10% per and convertible at Li.0.10 per share to ordinary shares with warrants attached (with rights as above).

On July 23, 1998 options over 980,000 shares were exercised for a total subscription of Li.36,750.

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------





NOTE O - SUBSEQUENT EVENTS (CONTINUED)


On August 17, 1998 agreement was reached under which the entire ordinary share capital of the company will be acquired by MicroFrame Inc., a company based in New Jersey whose shares are quoted on NASDAQ. This agreement is subject to a number of conditions precedent which will require to be satisfied prior to execution of the transfers of shares. These conditions include (i) the issue of new ordinary shares (to be included in the acquisition) for cash sufficient to offset certain indebtedness of the company (ii) conversion of the preference shares to ordinary shares (also to be included in the acquisition) (iii) approval by the Stock Exchanged Commission in the USA (iv) approval by the shareholders of MicroFrame Inc.

                                                        SolCom Systems Ltd 1997
                                              Registered in Scotland No. 129008





SolCom Systems Ltd.





Directors' Report and Financial Statements
For the year ended 30 June 1997

DIRECTORS' REPORT AND FINANCIAL STATEMENTS
Year ended 30 June 1997

CONTENTS                                               Page



Directory                                              1
Directors' report                                      2-4
Auditors' report                                       5
Profit and loss account                                6
Balance sheet                                          7
Notes to the financial statements                      8-21

                                                         SolCom Systems Ltd 1997
                                               Registered in Scotland No. 129008


DIRECTORS' REPORT AND FINANCIAL STATEMENTS
Year ended 30 June 1997

DIRECTORS

W. Hugh Evans
Peter J. MacLaren
Michael D. Rutterford (Chairman)
Peter A. Wilson

SECRETARY

Peter J. MacLaren

REGISTERED OFFICE AND PRINCIPAL TRADING ADDRESS

SolCom House
Meikle Road, Kirkton Campus
Livingston
EH54 7DE

USA SUBSIDIARY

SolCom Systems Inc
1801 Robert Fulton Drive
Suite 400
Reston
VA  22091

BANKERS

Clydesdale Bank                             Riggs National Bank of Virginia
Business Banking Centre                     Burke Centre Office
Clydesdale Plaza                            6035 Burke Centre Parkway
Festival Square                             Burke
50 Lothian Road                             VA 22015
Edinburgh                                   USA
EH3 9AN

SOLICITORS

MacLay Murray & Spens                      Murray Beith Murray
151 St. Vincent Street                     39 Castle Street
Glasgow                                    Edinburgh
G2 SNJ                                     EH2 3BH


AUDITORS

Grant Thornton
1/4 Atholl Crescent
Edinburg
EH3 8LQ

                                                         SolCom Systems Ltd 1997




DIRECTORS' REPORT

The Directors present their report together with the financial statements for the year ended 30 June 1997.

PRINCIPAL ACTIVITIES

The company is engaged in the development and manufacture of both hardware and software products and the supply of consultancy, training and other services, all aimed at supporting the management of computer networks.

REVIEW OF THE BUSINESS AND FUTURE DEVELOPMENTS

A principal feature of the year has been the formation of a wholly owned subsidiary in the USA and the opening of a full office in Reston., VA. The company is continuing its programme of new product releases and the development of sales operations in both Europe and the USA.

RESULTS

The loss for the period after taxation and provisions for preference dividends and premium on redemption of preference shares, amounts to Li.497,420 and is dealt with as shown in the profit and loss account on page 6. In view of the accumulated deficit, the directors cannot propose the payment of a dividend, and the loss has been deducted from reserves.

DIRECTORS AND THEIR INTERESTS

The directors who served during the year and their interests in the share capital of the company are set out below. All directors served throughout the year.


                              After Post Balance
                                 Sheet Events
                                  (See Below)                30 June 1997                30 June 1996
                                          Options                    Options                        Options
                           Ordinary        Over        Ordinary        Over          Ordinary        Over
                           Shares of     Ordinary      Shares of     Ordinary       Shares of      Ordinary
                         Li.0.01 each     Shares     Li.0.01 each     Shares        Li.1 each       Shares

W. Hugh Evans              5,710,000    3,858,607     5,610,000    2,920,000          561           292
Peter J. MacLaren          3,070,000    1,714,255     3,070,000    1,240,000          307           124
Michael D. Rutterford      5,400,000          Nil     4,600,000          Nil          460           Nil
Peter A. Wilson            5,710,000    3,858,607     5,610,000    2,920,000          561           292


PRODUCT DEVELOPMENT

During the year the company has capitalized expenditure related to the development of its product range amounting to Li.120,785.

                                                         SolCom Systems Ltd 1997

SHARE CAPITAL

In December 1996 the company resolved to (i) subdivide each of its Li.1 ordinary shares into 100 ordinary shares of Li.0.01; and (ii) convert the sum of Li.304,326 from the share premium account into 30,432,600 ordinary shares of Li.0.01 allotted proportionately to the existing ordinary shareholders.

EMPLOYEE SHARE OPTION SCHEME

The company has instituted an Employee Share Option Scheme, approved by the Inland Revenue in terms of Paragraph 1, Schedule 9 ICTA 1988. No options under this scheme were granted prior to the year end but options were granted in August 1997 as noted below.

POST BALANCE SHEET EVENTS

In August 1997 the company granted (i) options under its Employee Share Option Scheme in respect of a total of 846,944 shares at a price of Li.0.11 per share;
(ii) other options in respect of 560,000 shares at a price of Li.0.1084 per share and 27,273 shares at a price of Li.0.11 per share.

In November and December 1997 the company issued a total of 5,400,000 new ordinary shares for a total consideration of Li.270,000 and granted options to subscribe for 2,500,000 ordinary shares at prices ranging from Li.0.14 per share depending on date of exercise.

DIRECTORS' RESPONSIBILITIES AND THE FINANCIAL STATEMENTS

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

         select suitable accounting policies and then apply them consistently make judgments and estimates that are reasonable and prudent prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records, for safeguarding the assets of the company and for taking reasonable steps for the prevention and detection of fraud and other irregularities.

                                                         SolCom Systems Ltd 1997

AUDITORS

Grant Thornton offer themselves for re-appointment as auditors in accordance with section 385 of the Companies Act of 1985.

BY ORDER OF THE BOARD


P J MacLaren
Secretary
30 April 1998

                                                         SolCom Systems Ltd 1997


REPORT OF THE AUDITORS TO THE MEMBERS OF SOLCOM SYSTEMS LIMITED

We have audited the financial statements on pages 6 to 17 which have been prepared under the accounting policies set out on pages 8 and 9.

Respective Responsibilities of Directors and Auditors

As described on page 4, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of Opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Going Concern

In forming our opinion, we have considered the adequacy of the disclosures made in Note 2 of the financial statements relating to the uncertainty concerning the company's ability to raise funds adequate to its needs. In view of the significance of this uncertainty, we consider it should be drawn to your attention, but our opinion is not qualified in this respect.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs at 30 June 1997 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

GRANT THORNTON
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS

Edinburgh
30 April 1998

                                                         SolCom Systems Ltd 1997


PROFIT AND LOSS ACCOUNT
12 Months ended 30 June 1997



                                                                    Note                1997             1996
                                                                                         Li.              Li.

TURNOVER                                                             3                     776,822          788,450
Cost of Sales                                                                              286,750          205,758
                                                                                 ----------------------------------

Gross Profit                                                                               490,072          582,692

Distribution Costs                                                                          85,405          180,657

Administrative Expenses                                                                    877,161          379,936
                                                                                 ----------------------------------

OPERATING PROFIT/(LOSS) BEFORE PRP                                                        (472,494)          22,099

Profit Related Pay                                                                               -            1,670
Employer's NI on PRP                                                                             -              159
                                                                                 ----------------------------------

OPERATING PROFIT/(LOSS)                                                                   (472,494)          20,270

Interest Received                                                                            3,248                -
Interest Paid                                                        6                     (17,974)          (5,402)
                                                                                 ----------------------------------

PROFIT/(LOSS) ON ORDINARY ACTIVITIES                                 3                    (487,220)          14,868
     BEFORE TAXATION
Taxation                                                             7                           -                -
                                                                                 ----------------------------------

PROFIT FOR THE FINANCIAL YEAR                                                              487,220           14,868


Provision for Preference Dividend and Premium on                                            10,200           10,200
     Redemption of non-Equity Shares
                                                                                 ----------------------------------

RETAINED PROFIT/(LOSS) FOR YEAR                                                           (497,420)           4,668
                                                                                 ==================================


There were no recognized gains or losses other than the profit/(loss) for the financial year


The accompanying notes form an integral part of these Financial Statements

                                                         SolCom Systems Ltd 1997


BALANCE SHEET AT JUNE 1997


                                                                    Note                 1997             1996
                                                                                          Li.              Li.


FIXED ASSETS
Intangible Assets                                                    8                     176,865          133,169
Tangible Assets                                                      8                     154,901           68,116
Investments                                                          9                     226,975                -
                                                                                 ----------------------------------

                                                                                           558,741          201,285
CURRENT ASSETS
Stock                                                                10                    124,203          103,215
Debtors                                                              11                    134,304          112,969
Cash at Bank and in Hand                                                                       803          349,783
                                                                                 ----------------------------------

                                                                                           259,310          565,967

CREDITORS:  amounts falling due within one year                      12                    684,520          204,028
                                                                                 ----------------------------------

NET CURRENT (LIABILITIES)/ASSETS                                                          (425,210)         361,939
                                                                                 ----------------------------------

TOTAL ASSETS LESS CURRENT LIABILITIES                                                      133,531          563,224

CREDITORS:  amounts falling due after more than                      13                    106,947           47,867
    one year

DEFERRED INCOME                                                      15                          -            1,553
                                                                                 ----------------------------------

                                                                                            26,584          513,804
                                                                                 ==================================

SHARE CAPITAL AND RESERVES
Called up Share Capital                                              16                    337,400           33,074
Share Premium Account                                                17                    193,540          497,866
Reserve for Preference Dividend and Premium on                                              35,700           25,500
    Redemption
Profit & Loss Account                                                17                   (540,056)         (42,636)
                                                                                 ----------------------------------

Shareholders' Funds                                                  18                     26,584          513,804
                                                                                 ==================================


The  financial  statements  were  approved by the Board of Directors on 30 April
1998.

P J MacLaren
Financial Director

   The accompanying notes form an integral part of these Financial Statements

                                                         SolCom Systems Ltd 1997




NOTES TO THE FINANCIAL STATEMENTS
Year ended 30 June 1997

1        ACCOUNTING POLICIES

The principal accounting policies adopted are described below. The policies have remain unchanged from the previous year.

Basis of Preparation

The  financial   statements   have  been  prepared  under  the  historical  cost
convention.

The Company is exempt from preparing consolidated financial statements on the grounds that, taken together with its subsidiaries, it qualifies as a small group under S248 of the Companies Act 1985.

These financial statements therefore present information about the Company as an individual undertaking and not about its group.

Depreciation

Depreciation is calculated to write down the cost of all tangible fixed assets by equal instalments over their expected useful lives. The rates generally applicable are:

                  Plant and Machinery                           3 Years
                  Motor Vehicles (New)                          5 Years
                  Motor Vehicles (Second Hand)                  3 Years
                  Fixtures, Fittings, Tools and Equipment       3-5 Years

Stocks

Stock are valued at the lower of cost and net realisable value.

Product Development

Expenditure  (including  staff  salaries,  NI, and certain  overheads)  which is incurred directly for the purpose of developing marketable products is capitalised when recoverability can be assessed with reasonable certainty and amortised over the expected product life from the date of the product launch. Grants receivable in respect of such expenditure are similarly deferred and released to profit over the same period. For the present range of products, the product life is estimated to be 3 years.

All other product development costs are written off in the year of expenditure.

Product Warranties

Provision is made for all known and expected claims under the terms of product warranties.

                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997


Turnover

Turnover is the total amount receivable by the company for goods supplied and services provided, excluding VAT and trade discounts.

Foreign Currencies

Transactions in foreign currencies are translated at the exchange rate ruling at the date of the transaction. Monetary assets and liabilities in foreign currencies are translated at the rates of exchange ruling at the balance sheet date. All exchange differences are dealt with through the profit and loss account.

Contributions to Pension Funds
Defined Contribution Scheme

The  pension  costs  charged  against  profits   represent  the  amount  of  the
contributions payable to the scheme in respect of the accounting period.

Leased Assets

Assets held under finance leases and hire purchase contracts are capitalised in the balance sheet and depreciated over their expected useful lives. The interest element of leasing payments represents a constant proportion of the capital balance outstanding and is charged to the profit and loss account over the period of the lease.

All other leases are regarded as operating leases and the payments made under them are charged to the profit and loss account on a straight line basis over the lease term.

Government Grants

Government grants in respect of capital expenditure are credited to a deferred income account and are released to the profit and loss account by equal annual installments over the expected useful life of the relevant assets. Government grants of a revenue nature are credited to the profit and loss account in the same period as the related expenditure.

Investments

Investments are included at cost, less amounts written off.

2        BASIS OF ACCOUNTING

The financial statements have been prepared on the going concern basis. The arrangements with the company's bankers are such that overdraft facilities are only available from time to time and on a short term, temporary basis. The nature of the company's business is such that there can be considerable unpredictable

                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997


variations in the quantum and timing of sales and hence cash inflows and the directors recognise the need to ensure that the company has access to adequate levels of funds so as to ensure that commitments can be met as and when they fall due for the foreseeable future. The directors are therefore exploring a variety of options for securing additional new financing for the company, including the raising of equity finance from both new and existing shareholders. Based on informal discussions to date, the directors are confident that, if it became necessary, it would be possible to raise the finance required from these sources although it is appreciated that there is no certainty in this regard. On this basis, the directors consider it appropriate to prepare the financial statements on the going concern basis. The financial statements do not reflect any adjustment that would result from a failure to secure adequate new financing.

3        TURNOVER AND PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

The turnover and profit/(loss) on ordinary activities before taxation are attributable to the continuing activities of development and manufacture of hardware and software products and the supply of consultancy, training, and other services aimed at supporting the management of computer networks. The percentage of the company's turnover that, in the opinion of the directors, is attributable to export markets is 75% (1996:
48%). The profit/(loss) on ordinary activities is after:

                                                                                   1997             1996
                                                                                    Li.              Li.
Staff Costs:
Wages & Salaries (excl. PRP)                                                         529,141         251,112
Payroll Taxes and Social Security Costs (excl. NI related to PRP)                     52,899          24,397
Pension Costs                                                                         11,332           6,612
Charges to Subsidiary for Seconded Staff                                             (58,833)              -
                                                                                ------------ ---------------

                                                                                     534,539         282,121
                                                                                ============ ===============

Research and Development - Current Year Expenditure (including allocated              80,834          34,495
  overheads and excluding capitalised expenditure on product development)
Depreciation and Amortisation:
  Intangible fixed assets                                                             77,089          43,332
  Tangible fixed assets owned                                                         44,465          17,226
  Tangible fixed assets held under finance leases and hire purchase contracts          6,839           1,324
Hire of Equipment                                                                          -           2,894
Auditors' Remuneration                                                                 5,000           2,815
                                                                                ============ ===============

Credits in Respect of Government Grants:
Amortisation of Capital Grants                                                         1,553           8,946
Revenue Grants Receivable                                                             19,529          39,868
                                                                                ------------ ---------------


                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997


4        DIRECTORS' REMUNERATION (INCLUDING PENSION CONTRIBUTIONS,
         EXCLUDING PRP)


Management Remuneration                               103,824           66,455
                                                  ==============   =============

During the year 2 directors (1996: 2 directors) participated in money purchase pension schemes.

In addition,  a company  controlled by Mr. MacLaren,  received  Li.24,550 (1996:
Li.15,628) for financial management services.

5        STAFF NUMBERS

The average number of persons employed by the company during the year, including directors, was 25 (1996: 13).

6        INTEREST PAID

                                                      1997             1996
                                                      Li.              Li.
On bank loans and overdrafts                           15,901         4,802
Finance charges in respect of finance leases            2,073           600
                                                ------------- -------------

                                                       17,974         5,402
                                                ============= =============

7        TAXATION

No liability to UK corporation tax arises for the year due to the availability of tax losses.

8        FIXED ASSETS


                            Intangible                           Tangible
                            -------------- ----------------------------------------------------
                                                                        Fixtures,
                            Expenditure                                 fittings,
                            on Product     Plant and        Motor       tools and       Total
                            Development    machinery       vehicles     equipment     Tangible
                                Li.           Li.            Li.           Li.           Li.

Cost:
At 30 June 1996                    233,612       94,193         3,500      7,809      105,502
Additions                          120,785       57,121             -     80,968      138,089
Disposals                                -            -        (3,500)         -       (3,500)
                            -------------- ------------  ------------ -----------------------

At 30 June 1997                    354,397      151,314             -     88,777      240,091
                            -------------- ------------  ------------ -----------------------

Depreciation and amortisation:

                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997


                                       Intangible                           Tangible
                                       -------------------------------------------------------------------
                                                                                   Fixtures,
                                       Expenditure                                 fittings,
                                       on Product     Plant and       Motor       tools and       Total
                                       Development    machinery      vehicles     equipment     Tangible
                                           Li.           Li.           Li.           Li.           Li.

At 30 June 1996                            100,443         30,461        3,500       3,425       37,386
Charge for the year                         77,089         38,016            -      13,288       51,304
Accumulated in relation to disposals             -              -       (3,500)          -       (3,500)
                                      ------------     ------------------------------------------------

At 30 June 1997                            177,532         68,477            -      16,713       85,190
                                      ------------     ------------------------------------------------

Net book value
At 30 June 1997                            176,865         82,837            -      72,064      154,901
                                      ============     ================================================

At 30 June 1996                            133,169         63,732            -       4,384       68,116
                                      ============     ================================================

The net book value of plant and machinery includes Li.18,839 9(1996: Li.14,566) in respect of assets held under finance leases and hire purchase contracts.

9        FIXED ASSET INVESTMENT


                                       Share in        Loans to
                                      Subsidiary      Subsidiary
                                      Undertaking    Undertaking     Total

Additions in year                              60        226,915      226,975
                                      ----------- -------------- ------------
At 30 June 1997                                60        226,915      226,975
                                      ----------- -------------- ------------
Net Book Value at 30 June 1997                 60        226,915      226,975
                                      =========== ============== ============
Net Book Value at 30 June 1996                  -              -            -
                                      =========== ============== ============

At 30 June 1997 the company held more than 20 % of the equity of the following undertaking.


                                                                                Capital &
                       Country of   Class of share   Proportion    Nature of  Reserves at 30  Loss for the
                      Incorporation  capital held       Held        Business    June 1997    Financial Year
                                                                                   Li.            Li.

SolCom Systems Inc.        USA         Ordinary         100%     Marketing of    (16,082)       (16,142)
                                                                 Network
                                                                 Management
                                                                 Products

The entire  share  capital of SolCom  Systems  Inc.  was acquired on 1 September
1996.

                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997


10       STOCKS

                                                                                           1997             1996
                                                                                            Li.              Li.

Components                                                                                     101,773          55,808
Finished goods                                                                                  22,430          47,407
                                                                                     ----------------- ---------------

                                                                                               124,203         103,215
                                                                                     ================= ===============

11       DEBTORS


Trade Debtors                                                                                   89,866          90,334
Prepayments & Accrued Income                                                                    20,000          16,952
Other Debtors                                                                                   24,438           5,683
                                                                                     ----------------- ---------------

                                                                                               134,304         112,969
                                                                                     ================= ===============

12       CREDITORS - amounts falling due within one year

                                                                                           1997             1996
                                                                                            Li.              Li.

Loans from Bank of Scotland                                                                          -           9,500
Loans from Clydesdale Bank (see Note 13)                                                       119,385               -
Bank Overdraft (Note 13)                                                                       132,422               -
Loan from British Coal Enterprise Ltd (Note 13)                                                  3,889           4,444
Amounts due under finance leases (Note 13)                                                       9,742           5,297
Trade creditors                                                                                305,814         118,286
Social security and other taxes                                                                 36,574          11,123
Warranty Provision                                                                              20,505          27,210
Accrued PRP and Associated Employer's NI                                                             -           1,829
Accruals                                                                                        56,189          26,339
                                                                                     ----------------- ---------------

                                                                                               684,520         204,028
                                                                                     ================= ===============

13       CREDITORS - amounts falling due after more than one year


                                                         Interest           Last
                                                           Rate          Repayment

Loans from Bank of Scotland                                                                         -         30,893
Loan from Clydesdale Bank                                                  Feb-1999            72,804              -
Loan from Clydesdale Bank                                                  Oct-1998             1,475              -
Loan from Clydesdale Bank                                                  Aug-2001            17,895              -


                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997



Loan from British Coal Enterprise Ltd       10% pa    Jan-2001    5,397    8,886
Amounts due under finance leases (Note 14)                        9,376    8,088
                                                               -------- --------

                                                                106,947   47,867
                                                               ======== ========

The above loans are repayable in monthly instalments ending on the dates indicated. The current portions are shown under Note 12.

The loans from the Clydesdale Bank and the bank overdraft are secured by a bond and floating charge over all the assets of the company. Amounts due under finance leases are secured on the assets concerned.

                                                         SolCom Systems Ltd 1997



NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
Year ended 30 June 1997


14       BORROWINGS

                                                                                      1997             1996
                                                                                       Li.              Li.

Borrowings are repayable as follows:

Repayable within one year:
Bank and other borrowings                                                             255,696          13,944
Finance Lease                                                                           9,742           5,297

Repayable after one and within two years:
Bank and other borrowings                                                              83,813          12,336
Finance Lease                                                                           8,342           5,297

Repayable after two and within five years:
Bank and other borrowings                                                              13,758          21,086
Finance Lease                                                                           1,034           2,791

                                                                                ------------- ---------------
Repayable after 5 years:
Bank and other borrowings                                                                   -           6,357
                                                                                ------------- ---------------

                                                                                      372,385          67,108
                                                                                ============= ===============

15       DEFERRED INCOME


Capitalised Grants:
Gross amount brought forward and carried forward                                       31,332          31,332
                                                                                ============= ===============

Amortisation of Capitalised Grants:

Accumulated amortisation brought forward                                               29,779          20,833
Amortisation during the year                                                            1,553           8,946
                                                                                ------------- ---------------

Accumulated amortisation carried forward                                               31,332          29,779
                                                                                ============= ===============

Net Capitalised Grants at 30 June                                                           -           1,553
                                                                                ============= ===============


                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997


16       SHARE CAPITAL

                                              1997            1997            1996            1996
                                               No              Li.             No             Li.

Authorised:
Ordinary shares of Li.1 each                           -              -        3,889          3,889
Ordinary shares of Li.0.01 each               40,460,000        404,600            -              -
Preference Shares of Li.1 each                    30,000         30,000       30,000         30,000
                                                          -------------              --------------

                                                                434,600                      33,889
                                                          =============              ==============

Allotted, called up and fully paid:
Ordinary shares of Li.1 each                           -              -        3,074          3,074
Ordinary shares of Li.0.01 each               30,740,000        307,400            -              -
Preference Shares of Li.1 each                    30,000         30,000       30,000         30,000
                                                          -------------              --------------

                                                 337,400                                     33,074
                                         ===============                             ==============

During the year the company divided each ordinary share of Li.1 into 100 shares of Li.0.01 and issued, by way of a scrip issue funded by capitalisation of Li.304,326 of the Share Premium Account, a total of 30,432,600 new ordinary shares. The effect of these two transactions was to replace each Li.1 ordinary share with 10,000 ordinary shares of Li.0.01.

Holders of the preference shares, which are non-equity shares, are entitled to a cumulative dividend at the rate of 8% per year and to redemption of one half of the shares by end 1998 and the remainder by end 1999 (or earlier, at the company's option) at the following prices:


                                                                Redemption
                                                                   Price
                                                                 per Share
Date of Redemption                                                  Li.

1 January 1997 to 31 December 1997                                1.80
1 January 1998 to 30 December 1998                                2.20
31 December 1998 to 30 December 1999                              2.80
On or after 31 December 1999                                      3.00

On a winding up or reduction of capital the holders of preference shares will rank ahead of holders of ordinary shares in respect of a final dividend of Li.3 per share.

If any part of a preference dividend is in arrears at the time of a General Meeting of the company, then the holders of the Preference Shares are entitled to one vote per 30 shares, such votes ranking equally with those of the ordinary shareholders (one vote per ordinary share). Due to the unavailability of distributable profits, at the end of the year preference dividends totalling Li.8,400 were in arrears (1996 - Li.6,000).

                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997


At 30 June 1997 the company had granted options over a total of 8,160,000 ordinary shares. All options are exercisable up to December 2003, at the following prices:


                                                                     Price per
Date of Exercise                                                     Share (Li.)

1 January 1997 to 31 December 1997                                   0.021875
1 January 1998 to 31 December 2003                                   0.037500

17       SHARE PREMIUM ACCOUNT AND RESERVES


                                                            Share          Profit &
                                                           Premium           Loss
                                                           Account          Account
                                                           Li.              Li.

At 30 June 1996                                               497,866      (42,636)
Loss for the year                                           -             (497,420)
Capitalized in respect of shares issued during the year      (304,326)    -
                                                         ------------ ------------

At June 30, 1997                                              193,540     (540,056)
                                                         ============ ============

In accordance with S263 of the Companies Act 1985 the balance on the share premium account may not be distributed.

18       RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS


                                                                             1997             1996
                                                                              Li.              Li.

Retained Loss for the year                                                      (497,420)          4,668
Issue of shares                                                                        -         425,063
Preference Dividend and Premium on Redemption of Preference Shares
     (not paid)                                                                   10,200          10,200
                                                                       ----------------- ---------------

Net increase/(decrease) in shareholders' funds                                  (487,220)        439,931

Shareholders' funds at 1 July 1996                                               513,804          73,873
                                                                       ----------------- ---------------

Shareholders' funds at 30 June 1997                                               26,584         513,804
                                                                       ================= ===============

Attributable to:
Equity shareholders                                                              (39,116)        458,304
Non-equity shareholders                                                           65,700          55,500
                                                                       ----------------- ---------------

                                                                       ================= ===============
                                                                                  26,584         513,804
                                                                       ================= ===============

                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997

19       LEASING COMMITMENTS

Operating lease payments amounting to Li.32,250 (1996: Li.12,550) are due within one year. The property lease to which these payments relate expires after between 10 and 20 years.


20       CAPITAL COMMITMENTS

The Company had no capital commitments at 30 June 1997 or at 30 June 1996.


21       CONTINGENT LIABILITIES

The company raised a claim against a customer in the USA amounting to Li.91,518 for non-payment of invoices, Li.598,075 for actual damages and Li.512,048 for punitive damages. This led to a counter claim from the customer for an unspecified amount for alleged non-performance of goods supplied.

The directors believe that the counter-claim is spurious, and has been raised solely as a consequence of the claim initiated by the company. This belief is supported by the fact that, since raising the counter-claim the customer has tabled an offer to settle the original claim, which has been rejected by the company. The directors are confident, therefore that no liability will ultimately crystallise.

With this exception, the company had no contingent liabilities at 30 June 1997 or at 30 June 1996.

22       POST BALANCE SHEET EVENTS

Post balance sheet events are detailed in the Directors' Report on page 3.

23       PENSIONS

Defined Contribution Scheme

The company operates a defined contribution pension scheme for the benefit of certain directors and employees. The assets of the scheme are administered by trustees in a fund independent from those of the company.

                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997


24       TRANSACTIONS WITH RELATED PARTIES

During the year the company traded with SolCom Systems Inc, a wholly owned subsidiary. Details of transactions are as follows:



                                                            1997
                                                             Li.

Sales                                                     191,085

Purchases and other charges net of recharges               31,946

During the year the  company  paid Malloy & Ball Ltd a fee of  Li.24,550  (1996:
Li.15,628). Peter J. MacLaren is a director and shareholder in both Malloy & Ball Ltd and SolCom Systems Ltd.

                                                         SolCom Systems Ltd 1997


            SOLCOM SYSTEMS LTD AND ITS SUBSIDIARY, SOLCOM SYSTEMS INC
                             UNAUDITED CONSOLIDATED
                             PROFIT AND LOSS ACCOUNT
                          12 Months ended 30 June 1997


                                                                                       1997             1996
                                                                                        Li.              Li.

TURNOVER                                                                              972,141          788,450
Cost of Sales                                                                         191,906          205,758
                                                                                 -----------------------------

Gross Profit                                                                          780,235          582,692

Distribution Costs                                                                    140,506          180,657

Administrative Expenses                                                             1,128,569          379,936
                                                                                 -----------------------------

OPERATING (LOSS)/PROFIT BEFORE PRP                                                   (488,840)          22,099

Profit Related Pay                                                                         --            1,670
Employer's NI on PRP                                                                       --              159
                                                                                 -----------------------------

OPERATING LOSS/PROFIT                                                                (488,840)          20,270

Interest Received                                                                       3,452               --
Interest Paid                                                                         (17,974)          (5,402)
                                                                                 -----------------------------

PROFIT/(LOSS) ON ORDINARY ACTIVITIES                                                                    14,868
     BEFORE TAXATION                                                                 (503,363)
Taxation                                                                                   --               --
                                                                                 -----------------------------

PROFIT FOR THE FINANCIAL YEAR                                                        (503,363)          14,868


Provision for Preference Dividend and Premium on Redemption
     of non-Equity Shares                                                              10,200           10,200
                                                                                 -----------------------------

RETAINED PROFIT FOR YEAR                                                             (513,563)           4,668
                                                                                 =============================


There were no recognised gains or losses other than the profit for the financial year

 The information presented on this page has been prepared by the directors for memorandum purposes. It has not been audited and does not form part of the
                         Statutory Financial Statements

                                                         SolCom Systems Ltd 1997


            SOLCOM SYSTEMS LTD AND ITS SUBSIDIARY, SOLCOM SYSTEMS INC

                             UNAUDITED CONSOLIDATED
                          BALANCE SHEET AT 30 JUNE 1997


                                                                                       1997           1996
                                                                                        Li.            Li.
FIXED ASSETS
Intangible Assets                                                                     176,865        133,169
Tangible Assets                                                                       168,933         68,116
                                                                                ----------------------------

                                                                                      345,798        201,285

CURRENT ASSETS
Stock                                                                                 217,196        103,215
Debtors                                                                               252,797        112,969
Cash at Bank and in Hand                                                                7,155        349,783
                                                                                ----------------------------

                                                                                      477,148        565,967

CREDITORS: amounts falling due
     within one year                                                                  705,558        204,028
                                                                                ----------------------------


NET CURRENT ASSETS/(LIABILITIES)                                                     (228,410)       361,939
                                                                                ----------------------------

TOTAL ASSETS LESS CURRENT LIABILITIES                                                 117,388        563,224

CREDITORS: amounts falling due
     after more than one year                                                         106,947         47,867

DEFERRED INCOME                                                                            --          1,553
                                                                                ----------------------------

                                                                                       10,441        513,804
                                                                                ============================

SHARE CAPITAL AND RESERVES
Called up Share Capital                                                               337,400         33,074
Share Premium Account                                                                 193,540        497,866
Provision for Preference Dividend and Premium on Redemption                            35,700         25,500
Profit & Loss Account                                                                (556,199)       (42,636)
                                                                                ----------------------------

Shareholders' Funds                                                                    10,441        513,804
                                                                                ============================



 The information presented on this page has been prepared by the directors for memorandum purposes. It has not been audited and does not form part of the
                         Statutory Financial Statements

SolCom Systems Ltd.




Directors' Report and Financial Statements
For the year ended 30 June 1996

                                                         SOLCOM SYSTEMS LTD 1996












DIRECTORS' REPORT AND FINANCIAL STATEMENTS
Year ended 30 June 1996

CONTENTS                                                                Page


Directory                                                               1

Directors' report                                                       2-4

Auditors' report                                                        5

Profit and loss account                                                 6

Balance sheet                                                           7

Notes to the financial statements                                       8-16

                                                         SOLCOM SYSTEMS LTD 1996

DIRECTORS' REPORT AND FINANCIAL STATEMENTS
Year ended 30 June 1996

DIRECTORS

W Hugh Evans
Peter J MacLaren
Michael D Rutterford (Chairman)
Peter A Wilson


SECRETARY

Peter J MacLaren

REGISTERED OFFICE AND PRINCIPAL TRADING ADDRESS

SolCom House
Meikle Road, Kirkton Campus
Livingston
EH54 9DF


USA SUBSIDIARY

SolCom Systems Inc
1801 Robert Fulton Drive
Suite 400
Reston
VA 22091

BANKERS

Clydesdale Bank                             Riggs National Bank of Virginia
27 George Street                            Burke Centre Office
Edinburgh                                   6035 Burke Centre Parkway
EH2 2PA                                     Burke, VA 22015, USA


AUDITORS

Grant Thornton
1/4 Atholl Crescent
Edinburgh
EH3 8LQ

                                                         SOLCOM SYSTEMS LTD 1996

DIRECTORS' REPORT

The Directors present their report together with the financial statements for the 12 months ended 30 June 1996.

PRINCIPAL ACTIVITIES

The company is engaged in the development and manufacture of both hardware and software products and the supply of consultancy, training and other services, all aimed at supporting the management of computer networks.

REVIEW OF THE BUSINESS AND FUTURE DEVELOPMENTS

A principal feature of the year has been a major expansion of selling activity in the USA, both through product sales and technology partnerships. This activity is expected to bear substantial fruit during 1996-97. In terms of product development, there has been an on-going programme of enhancements across the company's product range.

RESULTS

The profit for the period after taxation, PRP and provisions for preference dividends and premium on redemption of preference shares amounts to Li.4,668 and is dealt with as shown in the profit and loss account on page 5. In view of the accumulated deficit, the directors cannot propose the payment of a dividend, and the profit has been added to reserves. The profit reported is after making provision of Li.89,414 in respect of a doubtful debtor in the USA. Legal action to recover this sum is proceeding.

DIRECTORS AND THEIR INTERESTS

The directors who served during the year and their interests in the share capital of the company are set out below.


                                      30 June 1996                             30 June 1995
                          Ordinary Shares       Options Over        Ordinary Shares       Options Over
                           of Li.1 each        Ordinary Shares       of Li.1 each       Ordinary Shares

W Hugh Evans                    561                  292                  454                 240
Peter J MacLaren                307                  124                  245                 102
Michael D Rutterford            460                  Nil                  378                 Nil
Peter A Wilson                  561                  292                  454                 240

PRODUCT DEVELOPMENT

During the year the company has capitalised expenditure related to the development of its product range amounting to Li.77,803.

                                                         SOLCOM SYSTEMS LTD 1996

SHARE CAPITAL

In December 1995 the company raised a total of Li.30,063 by issue of 481 Li.1 ordinary shares at Li.62.50 per share to existing shareholders. In June 1996 the company raised a total of Li.400,000 by issue of 369 Li.1 ordinary shares at Li.1.084 per share to shareholders new to the company.

In December 1996 the company resolved to (i) subdivide each of its Li.1 ordinary shares into 100 ordinary shares of Li.0.01; and (ii) capitalise the sum of Li.303,510 from the share premium account into 30,351,000 ordinary shares of Li.0.01 allotted proportionately to the existing ordinary shareholders.

POST BALANCE SHEET EVENTS

In October 1996, SolCom Systems Inc, a wholly owned subsidiary of the company, was formed in the State of Delaware, USA. This subsidiary took over the trade previously carried on by the company in the USA using the trading name, "SolCom Systems Inc".

In November 1996 the company moved from its office at Brucefield Industrial Park in Livingston to a newly constructed 4,300 sq ft facility at Meikle Road, Kirkton Campus, also in Livingston. The lease on the new property is for 15 years.

In December 1996 the company drew down a loan of Li.200,000 and secured an overdraft facility totalling Li.150,000, both from the Clydesdale Bank. In addition the Clydesdale Bank acquired from the Bank of Scotland the outstanding balances of loans totalling Li.34,047, and an overdraft facility of Li.50,000 from the Bank of Scotland has been cancelled. A new floating charge over the business and undertaking of the company has been granted in favour of the Clydesdale Bank and that in favour of the Bank of Scotland has been released. The new loan from the Clydesdale Bank is repayable in equal installments over the period May 1997 to April 1999.

DIRECTORS' RESPONSIBILITIES FOR THE FINANCIAL STATEMENTS

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

         select suitable accounting policies and then apply them consistently make judgements and estimates that are reasonable and prudent prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records, for safeguarding the assets of the company and for taking reasonable steps for the prevention and detection of fraud and other irregularities.

                                                         SOLCOM SYSTEMS LTD 1996

AUDITORS

Grant Thornton offer themselves for re-appointment as auditors in accordance with section 385 of the Companies Act of 1985.


BY ORDER OF THE BOARD


P J MacLaren
Secretary
26 June 1997

                                                        SOLCOM SYSTEMS LTD 1996


REPORT OF THE AUDITORS TO THE MEMBERS OF SOLCOM SYSTEMS LIMITED

We have audited the financial statements on pages 5 to 15 which have been prepared under the accounting policies set out on pages 7 and 8.

Respective responsibilities of directors and auditors

As described on page 3 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of Opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Going Concern

In forming our opinion, we have considered the adequacy of the disclosures made in note 2 of the financial statements concerning the uncertainty as to the continuation and renewal of the company's bank overdraft facility. In view of the significance of this uncertainty we consider that it should be drawn to your attention, but our opinion is not qualified in this respect.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs at 30 June 1996 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.



GRANT THORNTON
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS

Edinburgh
27 June 1997

                                                         SOLCOM SYSTEMS LTD 1996


                             PROFIT AND LOSS ACCOUNT
                          12 Months ended 30 June 1996


                                                                    Note               1996             1997
                                                                                        Li.              Li.

TURNOVER                                                             3                 788,450          524,615
Cost of Sales                                                                          205,758          188,291
                                                                                -------------------------------

Gross Profit                                                                           582,692          336,324

Distribution Costs                                                                     180,657           78,263

Administrative Expenses                                                                379,936          223,569
                                                                                -------------------------------

OPERATING PROFIT BEFORE PRP                                                             22,099           34,492

Profit Related Pay                                                                       1,670            3,200
Employer's NI on PRP                                                                       159              304
                                                                                -------------------------------

OPERATING PROFIT                                                                        20,270           30,988

Interest Received                                                                            -           28,499
Interest Paid                                                        6                   5,402                -
                                                                                -------------------------------

PROFIT ON ORDINARY ACTIVITIES BEFORE                                 3                  14,868               52
         TAXATION
Taxation                                                             7                       -            2,541
                                                                                -------------------------------

PROFIT FOR THE FINANCIAL YEAR                                                           14,868           28,499


Provision for Preference Dividend and Premium on
         Redemption of non-Equity Shares                                                10,200           10,200
                                                                                -------------------------------

RETAINED PROFIT FOR YEAR                                                                 4,668           18,299
                                                                                ===============================


There were no recognized gains or losses other than the profit for the financial year


   The accompanying notes form an integral part of these Financial Statements

                                                         SOLCOM SYSTEMS LTD 1996


BALANCE SHEET AT 30 JUNE 1996


                                                                           Note              1996            1995

FIXED ASSETS
Intangible Assets                                                            8          133,169           98,698
Tangible Assets                                                              8           68,116           35,213
                                                                                   ------------  ---------------
                                                                                        201,285          133,911

CURRENT ASSETS
Stock                                                                        9          103,215           49,803
Debtors                                                                     10          112,969          102,420
Cash at Bank and in Hand                                                                349,783              621
                                                                                   ------------  ---------------
                                                                                        565,967          152,844

CREDITORS: amounts falling due within one year                              11          204,028          188,728
                                                                                   ------------  ---------------

NET CURRENT ASSETS/(LIABILITIES)                                                        361,939          (35,884)
                                                                                   ------------  ---------------

TOTAL ASSETS LESS CURRENT LIABILITIES                                                   563,224           98,027

CREDITORS: amounts falling due after more than one year                     12           47,867           13,655

DEFERRED INCOME                                                             14            1,553           10,499
                                                                                   ------------  ---------------

                                                                                        513,804           73,873
                                                                                   ============  ===============
SHARE CAPITALS AND RESERVES
Called up Share Capital                                                     15           33,074           32,224
Share Premium Account                                                       16          497,866           73,653
Provision for Preference Dividend and Premium on                                         25,500           15,300
Redemption
Profit & Loss Account                                                       16          (42,636)         (47,304)
                                                                                   ------------  ---------------

Shareholders' Funds                                                         17          513,804           73,873
                                                                                   ============  ===============


The financial statements were approved by the Board of Directors on 26 June 1997



PJ MacLaren
Financial Director

   The accompanying notes form an integral part of these Financial Statements

                                                         SOLCOM SYSTEMS LTD 1996


NOTES TO THE FINANCIAL STATEMENTS
Year ended 30 June 1996

1        ACCOUNTING POLICIES

The principal accounting policies adopted are described below. The policies have remained unchanged from the previous year.

Accounting Convention

The financial statements are prepared under the historical cost convention.

Depreciation

Depreciation is calculated to write down the cost of all tangible fixed assets by equal installments over their expected useful lives. The rates generally applicable are:

                  Plant and Machinery                           3 Years
                  Motor Vehicles (New)                          5 Years
                  Motor Vehicles (Second Hand)                  3 Years
                  Fixtures, Fittings, Tools and Equipment       5 Years

Stocks

Stocks are valued at the lower of cost and net realisable value.

Intangible Assets - Product Development

Expenditure  (including  staff  salaries,  NI, and certain  overheads)  which is incurred directly for the purpose of developing marketable products is capitalised when recoverability can be assessed with reasonable certainty and amortised over the expected product life from the date of the product launch. Grants receivable in respect of such expenditure are similarly deferred and released to profit over the same period. For the present range of products, the product life is estimated to be 3 years.

Product Warranties

Provision is made for all known and expected claims under the terms of product warranties.

Turnover

Turnover is the total amount receivable by the company for goods supplied and services provided, excluding VAT.

Foreign Currencies

Transactions in foreign currencies are translated at the exchange rate ruling at the date of the transaction. Monetary assets and liabilities in foreign currencies are translated at the rates of exchange ruling at the balance sheet date. All other exchange differences are dealt with through the profit and loss account.

                                                         SOLCOM SYSTEMS LTD 1996

Year ended 30 June 1996


Contributions to Pension Funds
Defined Contribution Scheme

The  pension  costs  charged  against  profits   represent  the  amount  of  the
contributions payable to the scheme in respect of the accounting period.

Leased Assets

Assets held under finance leases and hire purchase contracts are capitalised in the balance sheet and depreciated over their expected useful lives. The interest element of leasing payments represents a constant proportion of the capital balance outstanding and is charged to the profit and loss account over the period of the lease.

All other leases are regarded as operating leases and the payments made under them are charged to the profit and loss account on a straight line basis over the lease term.

Government Grants

Government grants in respect of capital expenditure are credited to a deferred income account and are released to the profit and loss account by equal annual instalments over the expected useful life of the relevant assets. Government grants of a revenue nature are credited to the profit and loss account in the same period as the related expenditure.

2        BASIS OF ACCOUNTING

The company meets its day to day working capital requirements through an overdraft facility which is repayable on demand. The nature of the company's business is such that there can be considerable unpredictable variation in the timing of sales and hence cash inflows. On the basis of current trading, the directors consider that the company will continue within the facility currently agreed and within that which they expect to be agreed on the 30th June 1997, the facility review date. However, the margin of facilities over requirements is not large, and inherently there can be no certainty in relation to these matters. On this basis, the directors consider it appropriate to prepare the financial statements on the going concern basis. The financial statements do not reflect any adjustments that would result from a withdrawal of the overdraft facility by the company's bankers.

                                                         SOLCOM SYSTEMS LTD 1996

Year ended 30 June 1996


3        TURNOVER AND PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

The turnover and profit on ordinary activities before taxation are attributable to the continuing activities of development and manufacture of hardware and software products and the supply of consultancy, training and other services aimed at supporting the management of computer networks. The percentage of the company's turnover that, in the opinion of the directors, is attributable to export markets is 48%. The profit on ordinary activities is after:


                                                                                          1996           1995
                                                                                        (pound)         (pound)

Staff Costs:
Wages & Salaries (excl PRP)                                                                  251,112        129,241
Social Security Costs (excl NI related to PRP)                                                24,397         11,675
Pension Costs                                                                                  6,612          6,312
                                                                                    -------------------------------
                                                                                             282,121        147,228
                                                                                    ===============================
Research and Development - Current Year Expenditure (including allocated
     overheads and excluding capitalised expenditure on product development)                  34,495         25,468
Depreciation and Amortisation:
     Intangible fixed assets                                                                  43,332         37,374
     Tangible fixed assets owned                                                              17,226         12,440
     Tangible fixed assets held under finance leases and hire purchase contracts               1,324              -
Hire of Equipment                                                                              2,894          3,712
Auditors' Remuneration                                                                         2,815          1,750
                                                                                    ===============================
Credits in Respect of Government Grants:
Amortisation of Capital Grants                                                                 8,946         11,110
Revenue Grants Receivable                                                                     39,868         22,250
                                                                                    ===============================

4        DIRECTORS' REMUNERATION (INCLUDING PENSION CONTRIBUTIONS
         EXCLUDING PRP)


Management Remuneration                                                                       66,455         62,354
                                                                                    ===============================
The Chairman                                                                                       -              -
The Highest Paid Director                                                                     32,017         29,913
                                                                                    ===============================
The remuneration of the Directors fell within the following ranges:                           Number         Number
(pound)0-(pound)5,000                                                                              2              2
(pound)25,001-(pound)30,000                                                                        -              2
(pound)30,001-(pound)35,000                                                                        2              -

In addition, Malloy & Ball Ltd. a company controlled by Mr. MacLaren, received (pound)15,628 (1995: (pound)13,467) for financial management services.

                                                         SOLCOM SYSTEMS LTD 1996

Year ended 30 June 1996



5        STAFF NUMBERS

The average number of persons employed by the company during the year, including directors, was 13 (1995: 7).

6        INTEREST PAID

                                                              1996        1995
                                                            (pound)     (pound)
On bank loans and overdrafts                                 4,802         2,541
Finance charges in respect of finance leases                   600             -
                                                       ----------- -------------
                                                             5,402         2,541
                                                       =========== =============

7        TAXATION

No liability to UK corporation tax arises for the year due to the availability of tax losses.

8        FIXED ASSETS


                                Intangible                               Tangible
                              --------------- -----------------------------------------------------------
                                Expenditure                                     Fixtures,
                                on Product     Plant and          Motor      fittings, tools       Total
                                Development    machinery        Vehicles     and equipment      Tangible
                                (pound)        (pound)          (pound)         (pound)           (pound)

Cost:
At 30 June 1995                       155,809     46,537         3,500           6,695           56,732
Additions                              77,803     50,676             -           1,114           51,790
Disposals                                   -     (3,020)            -               -           (3,020)
                              --------------- ---------------------------------------------------------
At 30 June 1996                       233,612     94,193         3,500           7,809          105,502
                              --------------- ---------------------------------------------------------
Depreciation and
   amortisation:
At 30 June 1995                        57,111     17,024         2,528           1,967           21,519
Charge for the year                    43,332     16,120           972           1,458           18,550
Accumulated in relation                                              -
   to disposals                             -     (2,683)                            -           (2,683)
                              --------------- ---------------------------------------------------------
At 30 June 1996                       100,443     30,461         3,500           3,425           37,386
                              --------------- ---------------------------------------------------------
Net book value
At 30 June 1996                       133,169     63,732             -           4,384           68,116
                              =============== =========================================================
At 30 June 1995                        98,698     29,513           972           4,728           35,213
                              =============== =========================================================

The net book value of plant and machinery include (pound)14,566 (1995 Nil) in respect of assets held under finance leases and hire purchase contracts.

                                                         SOLCOM SYSTEMS LTD 1996

Year ended 30 June 1996



9        STOCKS

                                                                                   1996              1995
                                                                                  (pound)          (pound)
Components                                                                        55,808            28,606
Finished Goods                                                                    47,407            21,197
                                                                                --------------------------
                                                                                 103,215            49,803
                                                                                ==========================

10       DEBTORS


Trade Debtors                                                                     90,334            90,063
Prepayments & Accrued Income                                                      16,952               156
Other Debtors                                                                      5,683            12,201
                                                                                --------------------------
                                                                                 112,969           102,420
                                                                                ==========================

11       CREDITORS - amounts falling due within one year


Bank of Scotland loans (Note 12)                                                   9,500             5,200
British Coal Enterprise Ltd loan (Note 12)                                         4,444             2,937
Trade creditors                                                                  118,286           106,221
Amounts due under finance leases (Note 12)                                         5,297                 -
Social security and other taxes                                                   11,123             5,135
Bank Overdraft (Note 12)                                                               -            27,818
Warranty Provision                                                                27,210            16,535
Accrued PRP and Associated Employer's NI                                           1,829             3,504
Accruals                                                                          26,339            21,378
                                                                                --------------------------
                                                                                 204,028           188,728
                                                                                ==========================

12       CREDITORS - amounts falling due after more than one year


                                             Interest Rate      Last Repayment

Loan from Bank of Scotland                      Base + 3.0% pa          Feb-1999   6,300            10,329
Loan from Bank of Scotland                      Base + 2.5% pa          Jan-1998   1,036             3,326
Loan from Bank of Scotland                      Base + 2.5% pa          Nov-2002  23,557                 -
Loan from British Coal Enterprise Ltd.                  10% pa          Jan-2001   8,886                 -
Amounts due under finance leases (Note 11)                                         8,088                 -
                                                                                --------------------------
                                                                                  47,867            13,655
                                                                                ==========================

The above loans are repayable in monthly installments ending on the dates indicated. The current portions are shown under Note 11.

The loans from the Bank of Scotland and the bank overdraft are secured by a bond and floating charge over all the assets of the company. Amounts due under finance leases are secured on the assets concerned.

                                                         SOLCOM SYSTEMS LTD 1996

Year ended 30 June 1996



13       BORROWINGS


                                                                                1996              1995
                                                                               (pound)          (pound)

Borrowings are repayable as follows:

Repayable within one year:
Bank and other borrowings                                                       13,944            35,955
Finance Lease                                                                    5,297                 -

Repayable after one and within two years:
Bank and other borrowings                                                       12,336             5,200
Finance Lease                                                                    5,297                 -

Repayable after two and within five years:
Bank and other borrowings                                                       21,086             8,455
Finance Lease                                                                    2,791                 -

Repayable after 5 years:
Bank and other borrowings                                                        6,357                 -
                                                                           -----------------------------
                                                                                67,108            49,610
                                                                           =============================

14       DEFERRED INCOME


Capitalised Grants:
Gross amount brought forward                                                    31,332            25,508
Grants receivable and capitalised during the year                                    -             5,824
                                                                           -----------------------------

Gross amount carried forward                                                    31,332            31,332
                                                                           =============================

Amortisation of Capitalised Grants:

Accumulated amortisation brought forward                                        20,833             9,723
Amortisation during the year                                                     8,946            11,110
                                                                           -----------------------------

Accumulated amortisation carried forward                                        29,779            20,833
                                                                           =============================

Net Capitalised Grants at 30 June                                                1,553            10,499
                                                                           =============================


                                                         SOLCOM SYSTEMS LTD 1996

Year ended 30 June 1996




15       SHARE CAPITAL


                                          1996              1996             1995           1995
                                           No          (pound)                No          (pound)
Authorised:
Ordinary shares of(pound)1 each         3,889             3,889            2,814             2,814
Preference Shares of(pound)1 each      30,000            30,000           30,000            30,000
                                                       --------                           --------
                                                         33,889                             32,814
                                                       ========                           ========
Allotted, called up and fully paid:
Ordinary shares of(pound)1 each         3,074             3,074            2,224             2,224
Preference Shares of(pound)1 each      30,000            30,000           30,000            30,000
                                                       --------                           --------
                                                         33,074                             32,224
                                                       ========                           ========


Holders of the preference shares, which are non-equity shares, are entitled to a cumulative dividend at the rate of 8% per year and to redemption of one half of the shares by end 1998 and the remainder by end 1999 (or earlier, at the company's option) at the following prices:


                                                                  Redemption
                                                                     Price
                                                                   per Share
Date of Redemption                                               (pound)
On or prior to 31 December 1995                                       1.25
1 January 1996 to 31 December 1996                                    1.48
1 January 1997 to 31 December 1997                                    1.80
1 January 1998 to 30 December 1998                                    2.20
31 December 1998 to 30 December 1999                                  2.80
On or after 31 December 1999                                          3.00

On a winding up or reduction of capital the holders of preference shares will rank ahead of holders of ordinary shares in respect of a final dividend of (pound)3 per share.

If any part of a preference dividend is in arrears at the time of a General Meeting of the company, then the holders of the Preference Shares are entitled to one vote per 30 shares, such votes ranking equally with those of the ordinary shareholders (one vote per ordinary share). Due to the unavailability of distributable profits, at the end of the year preference dividends totalling (pound)6,000 were in arrears (1995-(pound)3,600).

Allotments during the year
On 30 November 1995 the company made an allotment of 481 ordinary shares of (pound)1 at (pound)62.50 per share by way of an issue to existing members. A further issue of 369 ordinary (pound)1 shares at (pound)1,084 per share was made on 21 June 1996 by an issue to new investors. The difference between the total consideration of (pound)430,063 and the total nominal value of (pound)850 has been credited to the share premium account, less issue costs of (pound)5,000.

                                                         SOLCOM SYSTEMS LTD 1996

Year ended 30 June 1996



15       SHARE CAPITAL (CONTINUED)

The company has granted options over a total of 816 ordinary shares. All options are exercisable up to December 2003, at the following prices:


                                                       Price per Share
Date of Exercise                                              (pound)

On or prior to 31 December 1995                              156
1 January 1996 to 31 December 1996                           188
1 January 1997 to 31 December 1997                           219
1 January 1998 to 31 December 2003                           375

16       SHARE PREMIUM ACCOUNT AND RESERVES


                                             Share Premium      Profit & Loss
                                                Account            Account
                                                (pound)            (pound)

At 30 June 1995                                   73,653           (47,304)
Profit for the year                                    -             4,668
In respect of shares issued during the year      424,213                 -
                                            ------------------------------
At 30 June 1996                                  497,866           (42,636)
                                            ==============================

In accordance with S263 of the Companies Act 1985 the balance on the share premium account may not be distributed.

17       RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS


                                                         1996           1995
                                                     (pound)        (pound)

Retained Profit for the year                              4,668        18,299
Issue of shares                                         425,063             -
Preference Dividend and Premium on Redemption of         10,200        10,200
   Preference Shares (not paid)
                                                  ---------------------------
Net increase in shareholders' funds                     439,931        28,499
Shareholders' funds at 1 July 1995                       73,873        45,374
                                                  ---------------------------
Shareholders' funds at 30 June 1996                     513,804        73,873
                                                  ===========================
Attributable to:
Equity shareholders                                     458,304        28,573
Non-equity shareholders                                  55,500        45,300
                                                  ---------------------------
                                                        513,804        73,873
                                                  ===========================

                                                         SOLCOM SYSTEMS LTD 1996

Year ended 30 June 1996


18       LEASING COMMITMENTS

Operating lease payments amounting to (pound)12,550 (1995; (pound)12,550) are due within one year. The property lease to which these payments relate expires between one and five years.


19       CAPITAL COMMITMENTS

The company had no capital commitments at 30 June 1996 or at 30 June 1995.


20       CONTINGENT LIABILITIES

The company had no contingent liabilities at 30 June 1996 or at 30 June 1995.


21       POST BALANCE SHEET EVENTS

Post balance sheet events are detailed in the Directors' Report on Page 3.


22       PENSIONS

Defined Contribution Scheme

The company operates a defined contribution pension scheme for the benefit of certain directors and employees. The assets of the scheme are administered by trustees in a fund independent from those of the company.

                               SolCom Systems Ltd.
                     Unaudited Interim Financial Statements
                                  December 1998


Notes:


1. These financial statements have been prepared by the directors using the same accounting principles as were applied in the preparation of the audited financial statements at March 31, 1998.

2.  These financial statements have not been audited.

3. In the opinion of the directors, these financial statements include all adjustments which are necessary in order to make the financial statements not misleading.


SOLCOM SYSTEMS LIMITED
UNAUDITED CONSOLIDATED BALANCE SHEETS
                                                                                         In thousands
                                                                                   (except per share data)
                                                                            Dec. 31       Sept. 30        June 30,
                                                                             1998           1998            1998
                                                                         (pound)         (pound)           (pound)

ASSETS
Current Assets:
Cash and cash equivalents                                                         83            5               -
Accounts receivable                                                              370          135              64
Other receivables                                                                115           21              26
Prepaid merger expenses                                                                         5               -
Other prepayments                                                                 11           32              34
Inventories                                                                      217          235             306
                                                                         -----------  -----------  --------------
Total current assets                                                             796          433             430
Property and equipment, net                                                      142          124             134
                                                                         -----------  -----------  --------------
Total assets                                                                     938          557             564
                                                                         -----------  -----------  --------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Bank overdraft                                                                     4           54              17
Current portion of bank loans                                                     36           46              84
Current portion of capital leases                                                  3            6               9
Convertible Loan Notes                                                           150          150
Accounts payable                                                               1,189          852             705
Accrued expenses                                                                 450          378             264
                                                                         -----------  -----------  --------------
Total current liabilities                                                      1,832        1,486           1,079
Long term portion of capital leases                                                -            -               -
Long term portion of bank loans                                                   22           23              16
Cumulative redeemable preference(pound)1 stated value, 30,000 shares
authorised and outstanding                                                        30           30              30
Commitments and contingencies                                                      -            -               -
Shareholders' deficit
Ordinary(pound)0.01 stated value, 54,250,000 (March 31, 1998 -
48,960,000) shares authorised, issued and outstanding 38,814,390
(March 31, 1998 - 36,140,000) shares                                             413          413             388
Additional paid in capital                                                       823          823             662
Accumulated deficit                                                           (2,183)      (2,219)         (1,613)
Cumulative translation adjustment                                                  1            1               2
                                                                         -----------  -----------  --------------
Total shareholder's deficit                                                     (946)        (982)           (561)
                                                                         -----------  -----------  --------------
Total liabilities and shareholders'  deficit                                     938          557             564
                                                                         -----------  -----------  --------------



        The accompanying notes are an integral part of these consolidated financial statements.


SOLCOM SYSTEMS LIMITED
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------
                                                                                       In thousands
                                                                                 (except per share data)
                                                                           3 months    3 months      3 months
                                                                             ended       ended        ended
                                                                           Dec. 31,    Sept. 30,     June 30,
                                                                             1998        1998          1998
                                                                          (pound)       (pound)       (pound)

Sales                                                                        912         253            238
Cost of sales                                                                (22)        (91)           (55)
                                                                      ---------- ----------- --------------

Gross profit                                                                 890         162            183

Operating expenses                                                          (660)       (681)          (485)

Research and development expenses                                           (192)        (73)           (76)

Interest income                                                                0          --              1

Interest expense                                                               6         (11)           (16)
                                                                      ---------- ----------- --------------

Net loss                                                                      44        (603)          (393)
                                                                      ---------- ----------- --------------

Loss per share - basic and diluted                                          (.01)       (.01)          (.01)




        The accompanying notes are an integral part of these consolidated financial statements.





SOLCOM SYSTEMS LIMITED
UNAUDITED CONSOLIDATED STATEMENTS OF SHAREHOLDERS DEFICIT

---------------------------------------------------------------------------------------------------

                                                           Addi-
                                                           tional       Accumu-      Cumulative
                               Ordinary      Shares       Paid-in        lated      Translation
                                Shares       Amount       Capital       Deficit      Adjustment
                                 No.         (pound)      (pound)       (pound)       (pound)

Balance at July 1, 1997            30,740          307            222        (768)        -

Net income                                                                   (439)        -
Share capital issued                5,400           54            211
Translation adjustment                                                                    3
Preference dividend declared                                                  (10)
                             ------------  ----------- -------------- ----------- ----------------

Balance at March 31, 1998          36,140          361            433      (1,217)        3

Net income                                                                   (393)
Share capital issued                2,674           27            229
Translation adjustment                                                                  (1)
Preference dividend declared                                                   (3)
                             ------------  ----------- -------------- ----------- ----------------

Balance at June 30, 1998           38,814          388            662      (1,613)        2

Net income                                                                   (603)
Share capital issued                2,474           25            161
Translation adjustment                                                                  (1)
Preference dividend declared                                                   (3)
                             ------------  ----------- -------------- ----------- ----------------

Balance at September 30, 1998      41,288          413            823      (2,219)        1
                             ------------  ----------- -------------- ----------- ----------------

Net income                                                                     44
Share capital issued
Translation adjustment                 --            0                                    0
Preference dividend declared                                                   (5)
                             ------------  ----------- -------------- ----------- ----------------

Balance at September 30, 1998      41,288          413            823      (2,180)        1
                             ------------  ----------- -------------- ----------- ----------------

        The accompanying notes are an integral part of these consolidated financial statements.


SOLCOM SYSTEMS LIMITED
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------
                                                                                        In thousands
                                                                                  (except per share data)
                                                                              3 months       3 months      3 months
                                                                               ended          ended         ended
                                                                              Dec. 31,      Sept. 30,      June 30,
                                                                                1998           1998          1998
                                                                               (pound)       (pound)        (pound)


Cash flows from operating activities
Net loss                                                                             105         (239)          (241)

Adjustments to reconcile net loss to net cash used in operating activities
Depreciation                                                                          62           34             17
Employee stock compensation                                                            -            -              -
(Increase) in inventories                                                             34           16            (55)
Decrease/(increase) in receivables and prepayments                                  (190)          24             90
Increase in accounts payable and accrued expenses                                    200         (148)           (45)
                                                                        ---------------- ------------ --------------

Total adjustments                                                                    106          (74)             7
                                                                        ---------------- ------------ --------------

Net cash used in operating  activities                                               211         (313)          (234)

Cash flows from investing activities
Capital expenditures                                                                 (57)         (11)            (4)
                                                                        ---------------- ------------ --------------

Net cash used in investing activities                                                (57)         (11)            (4)

Cash flows from financing activities
Bank overdraft                                                                        (7)          43              6
Proceeds from issuance of long term debt                                               -            -              -
Principal payments under long term debt and capital leases                           (80)         (66)           (32)
Proceeds from issuance of shares                                                     442          442            256
                                                                        ---------------- ------------ --------------

Net cash provided by financing activities                                            355          419            230

Effect of exchange rate changes on cash and cash equivalents                           1            1              2
                                                                        ---------------- ------------ --------------

Net increase/(decrease) in cash and cash equivalents                                  70           (7)           (12)

Cash and cash equivalents at beginning of period                                      12           12             12
                                                                        ---------------- ------------ --------------

Cash and cash equivalents at end period                                               82            5              -
                                                                        ---------------- ------------ --------------

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest on bank loans and overdraft                                                   5           11             15
                                                                        ---------------- ------------ --------------

        The accompanying notes are an integral part of these consolidated financial statements.


SOLCOM SYSTEMS LIMITED
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE A - INVENTORIES
Inventories at December 31, September 30, June 30 and March 31,
consists of the following:                                                                       (In thousands)
                                                                                     Dec. 31,      Sept. 30,       June 30,
                                                                                       1998           1998           1998
                                                                                     (pound)         (pound)       (pound)

Raw materials                                                                                119           119              172
Finished goods                                                                                98           116              134
                                                                                  --------------  ------------ ----------------
                                                                                             217           235              306
                                                                                  --------------  ------------ ----------------


NOTE B - PROPERTY AND EQUIPMENT

Property and equipment at December 31, September 30, June 30 and March 31, consists of the following:

                                                                                                 (In thousands)
                                                                                     Dec. 31,      Sept. 30,       June 30,
                                                                                       1998           1998           1998
                                                                                    (pound)          (pound)        (pound)

Plant and machinery                                                                          251           216              209
Fixtures and fittings                                                                         98            87               87
                                                                                  --------------  ------------ ----------------
                                                                                             349           303              296
Less accumulated depreciation                                                               (207)         (178)            (162)
                                                                                  --------------  ------------ ----------------
                                                                                             142           125              134
                                                                                  --------------  ------------ ----------------

NOTE C - ACCRUED EXPENSES

Accrued expenses at December 31, September 30, June 30 and March 31, consists of the following:
                                                                                                 (In thousands)
                                                                                     Dec. 31,      Sept. 30,       June 30,
                                                                                       1998           1998           1998
                                                                                     (pound)        (pound)         (pound)

Social Security and other taxes                                                              169            84               82
Other                                                                                         59            30               30
Sundry creditors                                                                             168           213              103
Provision for preference dividend and provision on redemption
  of preference share                                                                         54            51               49
                                                                                  --------------  ------------ ----------------
                                                                                             450           378              264
                                                                                  --------------  ------------ ----------------







SOLCOM SYSTEMS LIMITED
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE D - LONG-TERM OBLIGATIONS

Long-term  obligations  at  December  31,  September  30, June 30, and March 31,
consists of the following:
                                                                                                  (In thousands)
                                                                                      Dec 31,       Sept 30,       June 30,
                                                                                       1998           1998           1998
                                                                                   (pound)             (pound)       (pound)



Secured loan repayable in yearly installments of(pound)3,000 (excluding interest) until
November 1999, carrying interest of 10% per annum.                                             6             7                8

Secured loans - the loans are secured by a floating charge over the assets of the
Company.  The interest rate is 2.5% over bank base rate (7.25%).                              51            62               92
                                                                                   -------------  ------------ ----------------
                                                                                              58            69              100
less current portion                                                                          36            46               84
                                                                                   -------------  ------------ ----------------
                                                                                              22            23               16
                                                                                   -------------  ------------ ----------------

Aggregate maturities of long-term obligations at December 31, 1998 are as follows::

                                                                                                  (In thousands)
                                                                                         (pound)       (pound)          (pound)

                                       1998                                                   84            84               84
                                       1999                                                    8             8                8
                                       2000                                                    8             8                8
                                       2001                                                    2             2                2
                                                                                   -------------  ------------ ----------------
                                                                                             102           102              102
                                                                                   -------------  ------------ ----------------

                                   APPENDIX F

                          MICROFRAME, INC. FORM 10-KSB
                       FOR THE PERIOD ENDED MARCH 31, 1998

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB




[X]      ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES  EXCHANGE ACT
         OF 1934

         For the fiscal year ended March 31, 1998

                                       OR

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         For the transition period from ____________ to ____________

                          Commission File No.: 0-13117

                                MICROFRAME, INC.
                                ----------------
                 (Name of Small Business Issuer in Its Charter)


                New Jersey                                22-2413505
--------------------------------------       -----------------------------------
      (State or Other Jurisdiction of       (IRS Employer Identification Number)
      Incorporation or Organization)

   21 Meridian Road, Edison, New Jersey                     08820
----------------------------------------     -----------------------------------
 (Address of Principal Executive Offices)                (Zip Code)

Issuer's telephone number, including area code:  (732) 494-4440

Securities registered under Section 12(b) of the Exchange Act:  None

Securities registered under Section 12(g) of the Exchange Act: Common Stock, $.001 par value


Check whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                             Yes X        No
                                ---          ---

[ ]      Check if there is no  disclosure  of  delinquent  filers in response to
         Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy information statements incorporated by reference in
         Part III of this Form 10-KSB or any amendment to this Form 10-KSB.

The issuer's revenues for its most recent fiscal year totaled $10,217,911.

The aggregate market value of the voting stock held by non-affiliates computed by reference to the average of the bid and asked prices as reported by the National Quotation Bureau as of June 25, 1998 was approximately $17,531,345.

There were 5,296,479 shares of Common Stock outstanding as of June 25, 1998.

                       DOCUMENTS INCORPORATED BY REFERENCE

                                      None

                                     PART I

              1. Description of Business.
General
-------
              MicroFrame, Inc., a New Jersey corporation (the "Company"), founded in 1982, designs, develops and markets a broad range of remote network management and remote maintenance and security products for mission critical voice and data communications networks. The Company's products provide for alarm and fault monitoring, proactive administration and reporting capabilities which are being used as a basis for remote, intranet and internet network management and maintenance. In addition, by incorporating a variety of hardware and software options for security and user authentication, these products can deter, as well as prevent, unauthorized dial-in and/or in-band access to network elements and systems (such as computers, local area networks (LANs), wide area networks (WANs), routers, hubs, servers, Private Branch Exchange telephone switches ("PBXs") as well as other network elements). In addition they continue to allow authorized personnel access to perform needed administration and maintenance of host devices and networks from remote locations.

              In May 1993, the Company completed a private placement to accredited investors of an aggregate of 800,000 shares (after giving effect to a reverse stock split as noted below) of common stock, par value $.001 per share, of the Company (the "Common Stock"), for $1,000,000.

              In September 1993, the Company effected a one-for-five reverse stock split of the issued and outstanding shares of the Common Stock (the "Reverse Stock Split").

              In September 1995, the Company formed a wholly-owned subsidiary, MicroFrame Europe N.V., which, in turn, acquired all of the issued and outstanding shares of capital stock of European Business Associates BVBA ("EBA") of Brussels, Belgium.

              In April 1996, the Company completed a private placement (the "1996 Private Placement") to accredited investors of an aggregate of 1,101,467 Units for gross proceeds of $1,376,933.75, each unit consisting of one share of Common Stock and one Class A Warrant and one Class B Warrant, each of which is exercisable into one share of Common Stock at an exercise price of $1.50 and $2.00, respectively.

Principal Products and Markets
------------------------------

              The Company has established a strong customer base (both domestically and internationally) through the development of a family of modular industry standards based hardware and software offerings designed to interface with a customer's existing dial-up and/or in-band WAN communications and network management environment and/or on a standalone basis. The Company believes that each of these offerings, when combined with the programmability as provided by the Company's software, support and meet the needs of wide varieties of customer element network management and intranet/internet security requirements. The software is designed to permit relatively easy modification, thus allowing customized solutions for monitoring and controlling telemanagement (intelligent agent) and/or network access.

              The  Company  develops  and  markets  a  broad  range  of  network management, remote maintenance and security products for voice and data communications networks. The Company's products are based upon a family of hardware and software components that, when combined with the Company's software "engine," provide programmability and modification wherein customized solutions for network access, monitoring and telemanagement of mission-critical applications and network elements can readily be accommodated.

              In fiscal 1997 and continuing in fiscal 1998, the Company continued its evolutionary development of products to address its strategic direction and goal of establishing a competitive position in the combined data and voice Network Management/ Distributed Device Management and Security marketplaces. The introduction of a new family of products referred to collectively as Secure Network Systems/ 2000 ("SNS/2000") based on industry standards-based products is designed to address the growing demand for remote network management of mission critical integrated voice and data network elements. The SNS/2000 product family consists primarily of Sentinel 2000, Sentinel 2000S and Manager 2000.

              These products integrate element monitoring, fault management and security management as well as remote access and problem identification/resolution into a suite of network management solutions to monitor, maintain and increase the operational integrity, availability and access for mission-critical networks.

              As telecommunications networks continue to expand to support more and more mission-critical applications, the economic impact of downtime and the importance of secure remote access to manage and maintain these networks increase exponentially. According to a third party study, "network downtime for a typical network consisting of two servers and 100 personal computers" can cost companies, on average, up to $1,000 per minute in lost revenues and employee productivity. The technical support staff necessary to administer, support and maintain combined voice and data networks of a large distributed base of legacy and standards-based networking devices remain extremely costly and inefficient. Faced with budget constraints and a lack of skilled staff resources due to downsizing programs, network and system managers today are searching for new tools to more effectively manage, secure and control their expanding and increasingly more complex networks. The Company believes that the SNS/2000 family of products provides cost effective solutions to these problems. The products are completely modular by design. Each product element provides a stand-alone feature/function set enabling one to choose only the products needed to enhance the performance of their existing network management systems. For maximum advantage, the elements may be integrated into a secured telemanagement and remote access control solution that can be customized and tailored to meet specific organizational requirements.

              Secure Remote Telemanagement/Telemaintenance. One major aspect of the SNS/2000 family of products is its design which is to specifically reduce network "downtime" by significantly enhancing and bringing new capabilities for detection, reporting, handling and resolution of alarm/fault conditions. It also directly addresses the requirement to manage both "legacy" as well as standards-based communications resources across widely dispersed heterogeneous network environments. The SNS/2000 product set is fully Simple Network Management Protocol ("SNMP") compliant. It offers stand-alone network management and remote access solutions which can be fully integrated into existing SNMP-based central management systems and/or Trouble Ticket Management Systems. Its SNMP proxy agent capability enables non-SNMP legacy devices, such as PBXs, to communicate with SNMP network managers (e.g., HP/Openview, Cabletron Spectrum, IBM's Netview, et al.) for more cohesive centralized control of all communications resources.

              SNS/2000 provides redundant, secured access and alarm monitoring to all network resource maintenance ports via both in-band and out-of-band connectivity to increase system reliability, access and availability. All network access and/or access to network elements may be channeled through a secure central gateway where users are authenticated and transparently routed only to authorized destinations. Network elements are monitored by local intelligent agents to proactively detect (and in many cases resolve) alarms and fault conditions as well as threshold violations. This monitoring includes ensuring that environmental conditions (e.g. temperature, moisture, battery voltage, etc.) at various points in the network are also within preset thresholds. Critical fault conditions are promptly identified and 1) resolved via the intelligent agent technology of these products and/or 2) immediately transmitted to the appropriate management center for analysis, trouble ticket generation, corrective action, and escalation where appropriate. This enables organizations to improve network availability through proactive response to potential network problems before they manifest themselves in potential network outages.

              Secure Remote Access. A second aspect of the SNS/2000 family of products is designed to address a rapidly growing group of telecommuters who are redefining the boundaries of the traditional workplace. They are placing an increasing demand for convenient remote access to network resources. By opening the networks to meet these demands, the networks are left vulnerable to unauthorized entry. Such unauthorized access carries security liabilities and exposure to critical company resources, data and information. In addition, unauthorized users are consuming valuable network bandwidth, thus reducing availability for legitimate users. SNS/2000 offers remote access security solutions for host computers, LANs and WANs, as well as other network elements by providing front-end barriers to prevent unauthorized entry. Access control is managed, monitored and administered via client server architecture. Centralized administration is provided to facilitate ease of administration, monitoring and maintenance. Alerts are issued when user defined events occur and/or thresholds are exceeded. Reporting capabilities are provided which are useful for identifying trends and analyzing network utilization. A wide range of authentication technology is supported and, based on operational needs, can be incorporated into the Company's remote access security solutions.

              SNS/2000 feature/function/benefit set. The primary benefits of SNS/2000 include:

o             SNMP Agent/Proxy
              ----------------
              Standards-based SNMP Proxy alarm reporting for non-compliant legacy devices. Centralized telemaintenance for both voice and data communications networks.

o             Alarm Reporting & Evaluation
              ----------------------------
              Distributed Rules Based (Intelligent Agent) alarm filtering to reduce network bandwidth consumption as well as insure delivery of critical alarms/faults. Multilevel alarm reporting with programmable escalation to insure prompt response. PBX toll fraud detection and reporting to reduce/minimize toll fraud loss potential.

o             Remote Maintenance & Monitoring
              -------------------------------
              Programmed monitoring of device fault tables to enable proactive maintenance activity. Locally executed auto-recovery procedures to reduce costly downtime.

o             Security
              --------
              Secured in-band/out-of-band access to insure network integrity. Secured remote telecommuting access to eliminate unauthorized network access.

o             Graphical User Interface ("GUI") Based System
              ---------------------------------------------
              Central GUI-based system administration for convenient system management.

o             Open Database ("ODBC") Compliant
              --------------------------------
              Integration  with  major  database  offerings   (Oracle,   Sybase,
              SQL/Server, Informix, etc.)

o             Controlled Access & Ethernet Capabilities
              -----------------------------------------
              Controlled vendor access for secure out-of-band device management and administration. Ethernet and dial access allowing for redundant access/reporting paths for increased network reliability. Distributed intelligent agent device controllers for reduced bandwidth utilization.

o             Buffering/Database Capabilities
              -------------------------------
              Central relational database with ad hoc report generation for convenient activity/ utilization analysis. Buffering system for storage/retrieval of data (i.e. CDR Records, Critical Logs, etc.).

              SENTINEL 2000. Represents the flagship member of the Company's new family of SNS/2000 products. In the first quarter of fiscal 1997, MicroFrame introduced the Sentinel 2000. The Sentinel 2000 is a stand-alone, secure multi-port programmable Remote Site Element Manager which utilizes integrated application software designed to provide alarm/fault monitoring, security and remote access for controlling/managing remote voice and data network elements via their out-of-band dial-up maintenance ports as well as via in-band Ethernet connectivity. The system provides device alarm/fault monitoring and reporting, SNMP management and SNMP proxy functionality, PCMCIA high speed modem(s) plus Ethernet connectivity, environmental monitoring and control, and secured in-band/out-of-band access to device maintenance and control ports. The Sentinel 2000 is an element management solution that facilitates convenient, reliable, remote network element telemanagement and telemaintenance of voice and data networks.

              Based on the Motorola 68360 Multi-controller processor chip, the Sentinel 2000 is administered and maintained with the Company's new GUI-based Manager 2000 software product offering. The Sentinel 2000 integrates a wide range of applications that provide for Secure Remote Network Management for a wide variety of network elements (either directly or via an SNMP proxy function). These include Access Security, Alarm Management, Environmental Monitoring and Control, PBX Toll Fraud Detection and Remote Device Reboot and power management capabilities.

              The Company has continued seeing strong acceptance of the Sentinel 2000 from such companies as PTT Holland, MCI, AT&T, Vyvx, Ameritech, U.S. West, TeleFinland, Kaiser Permanente, and Telstra Australia. In fiscal 1998, the Company shipped approximately 2,500 units of the Sentinel 2000, generating net revenues of approximately $6,000,000, representing 60% of the Company's net revenues for the year. In fiscal 1997, the Company shipped approximately 1,100 units of the Sentinel 2000, generating net revenues of approximately $2,670,000, representing 36% of the Company's net revenues for the year.

              MANAGER 2000. During the fourth quarter of fiscal 1997, the Company introduced a second member of the SNS/2000 family of products, Manager 2000, a set of software applications that collectively provide a solution for remote site-management and the servicing of real-time alarms generated by remote monitoring equipment. Manager 2000 integrates the Sentinel 2000 and IPC/Secure Sentinel programmable remote-site managers with central-site management tools to provide maintenance managers and technicians with a seamless network overview. Manager 2000 automates many time-consuming remote management tasks for a faster response time, improved fault isolation, identification and resolution, and differentiation of critical and non-critical events. In conjunction with Sentinel systems, Manager 2000 can limit access to maintenance ports and devices to authorized individuals only. The authorized access is controlled at the central management site. This permits frequent changes and the assignment of temporary privileges to outsiders. Manager 2000 features include Alarm Processing, Trouble Ticket Management, Secured Remote Site Access, Security, and Remote Site Administration. All of this is done based on industry standard architecture (Windows 3.1, Windows/95, Windows N/T, ODBC, etc.), and is designed for scalability.


New Products and Markets
------------------------

              During fiscal 1998, the Company introduced the Sentinel 2000S Slimline programmable Remote Site Manager that is designed to provide a "Virtual Technician" that operates 24-hours-a- day, 7-days-a-week to manage, monitor and provide secured remote access to voice, video, and data network elements such as PBXs, bridges, hubs and routers. The Slimline is a lower-cost offering with a feature set comparable to the Sentinel 2000(TM) from the Company, with the exception of the 28 host port expandability.

              The Sentinel 2000S Slimline provides alarm/fault management by monitoring data from remote network elements. When the Sentinel determines an alarm status, the appropriate corrective-action procedures are initiated, and the alarms can be sent to a technician via ASCII text, pager or

E-mail, or to a central SNMP management product such as HP OpenView or Cabletron Spectrum. Alarms can be escalated if a timely response is not received. Network security is managed by a variety of authentication technologies. The Sentinel monitors, controls and logs all activity on each port and provides central and/or local audit reports, and can also detect PBX toll fraud by monitoring CDR ports for activity that violates pre-defined threshold levels in various call classifications.

              On April 9, 1998, the Company signed a letter of intent to acquire privately held Solcom Systems, Ltd. (Solcom), based in Livingston, Scotland. The Company proposes to issue to the shareholders of SolCom an aggregate of approximately 5,600,000 shares of its common stock and/or options to purchase shares of its common stock in exchange for all of the issued and outstanding share capital and options of SolCom. SolCom is a leading developer of remote monitoring (RMON) technology. Originally approved by the Internet Engineering Task Force (IETF) in 1992, Remote MONitoring, or RMON, is a standard protocol for users to proactively manage multiple LANS and WANs from a central site. RMON 1 identifies errors, alerts administrators to network problems and baselines networks in addition to its remote network analyzer capabilities. RMON's recent enhancement, RMON 2, enables trouble-shooting and effective network capacity planning. Consummation of the transaction is subject to execution and delivery of a definitive acquisition agreement, approval of the shareholders of both the Company and Solcom as well as various regulatory approvals.


Other Products and Markets
--------------------------

              The Company's first major product success, the DL-4000(TM), was introduced in 1986 and is designed to protect mainframe computers from unauthorized dial-up access. Since that time, more than 1,000 units have been installed worldwide and the product continues to be a part of the Company's product offerings.

              Recognizing that  organizations were restructuring data processing away from centralized mainframes and into various network configurations, the Company re-engineered its original fixed-function, "black box" product into a flexible, programmable hardware/software system capable of securing access at a wide variety of "nodes" in the network. The foundation of this re-design was the development of a proprietary software "engine," which maximizes the programmability of the hardware, defining and controlling the functions to be performed by various hardware components.

              Beginning in 1991, the Company determined that an additional related market opportunity was developing with the proliferation of PBXs, voice-mail systems and other privately owned voice communications systems and security devices. The Company believes that theft of long distance telephone services ("toll fraud") through unauthorized access to these devices has resulted in substantial losses. Thus the support of PBXs through the development and marketing of data communications security products has witnessed substantial customer demand for greater system reliability, protection against toll fraud and security against network intrusion.

              A  vulnerability  of these systems results from the fact that PBXs and other devices used in the voice communications system have remote maintenance and administrative "ports." These ports permit a system administrator or maintenance personnel to "dial in" or gain access to a device electronically, by telephone, and to monitor and, if necessary, change or manipulate the software and hardware embedded in the equipment. This can be accomplished without having a physical presence at the site where the equipment is located. Without proper security, an unauthorized user can gain access to a system through one of these ports, a potential exposure of PBX customers to toll fraud. With a remote maintenance facility, PBX and other telecommunications product vendors can respond to and provide their customers with cost-effective solutions that address customer demand for highly responsive service for their products.

              After initiating discussions with major PBX suppliers, the Company developed a group of products, referred to as "Intelligent Port Controllers" ("IPC"), designed to provide security for the dial-in access remote ports. Among these products are a Remote Port Security Device (RPSD(TM)), which was designed and manufactured exclusively for AT&T (now Lucent Technologies) beginning in 1991 and the Secure Sentinel(TM) family of devices, which were introduced by the Company in 1992.

              The RPSD is provided on an original equipment manufacturer ("OEM") basis under Lucent Technologies' own label as a security device for Lucent Technologies' Definity PBX. Over 16,200 RPSD units have been shipped to Lucent Technologies since 1991 and the Company has commenced shipping the product to other customers as well. During fiscal 1997, sales from the RPSD product line were responsible for approximately 15% of the Company's overall revenue.

              The Secure Sentinel(TM) is a family of programmable hardware platforms that combine security management of remote maintenance ports, protection against toll fraud, fault and alarm reporting functions and real-time call detail record analysis. Since its introduction, the Company has expanded both the number of Secure Sentinels(TM) offered and the functionality of each, shipping more than 12,000 units which has accounted for more than $14,500,000 in revenue. During fiscal 1998, sales from the Secure Sentinel(TM) product line were responsible for approximately 15% of the Company's overall revenue.

              Beginning in fiscal 1993, the Company began offering a new product, the Secured Database Server (SDS(TM)). Like the DL-4000, this is a programmable system designed to prevent unauthorized dial-in access to a computer or data communications network. The SDS, however, incorporates the technology of the DL-4000 in a personal computer, allowing storage of greater amounts of user data, which permits a customer to both monitor a greater number of users and to store more detailed identification data about each user. The SDS also incorporates redundant processor elements, reducing the possibility of system downtime. This product is thus suitable for protecting significantly larger systems and is currently implemented by MCI to provide secured access for network administration of over 500 of its long distance service switching facilities, as well as for Chemical Bank, Key Corp., Lockheed/Marietta and other major companies worldwide.

              Building on the SDS, in fiscal 1994, the Company introduced the Secured Gateway System (SeGaSys(TM)), designed to provide centrally controlled access to and administration of a large number of remotely located maintenance ports on both voice and data communications devices. The SeGaSys system contains a "communication firewall" or secured gateway that controls and routes all access to remote port destinations, a central database management server which uses the SDS software to administer and control user access and resource authorizations, remote security modems and/or alarm reporting devices which provide fault/alarm management capabilities. SeGaSys effectively manages a number of Secure Sentinel devices located at remote locations that provide the security, alarm monitoring and reporting for those locations.


Overall Target Markets
----------------------

              The Company believes its products are well positioned to take advantage of what it believes are current significant trends in data communications and voice communications networks. In the view of the Company's management, organizations are seeking to increase productivity by providing sophisticated communications networks that connect all of their separate units, whether locally, nationally or internationally. As the price of equipment decreases and power increases, such networks become cost effective, justifiable and possible for more and more groups, and it becomes feasible to introduce sophisticated networks into technologically less advanced regions regardless of size. At the same time, more of such organizations' data and other resources are being made available to more users by means of these systems. These market dynamics are causing networks to become an ever increasing and vital source of revenue generation as well as employee productivity. Therefore, proactive management of these networks to insure network availability, which, in turn supports employee productivity as well as revenue generation, is increasingly becoming a necessary imperative for all companies. Because of these market factors, the Company believes that the security and network management issues resulting from this growth will generate demand for the Company's products.


Remote Network Management and Remote Telemaintenance Markets
------------------------------------------------------------

              The requirement for increased service levels and overall network availability, especially for mission-critical networks, has created a rapidly growing market demand for remote element network management and distributed device management. Remote element network management offerings include alarm monitoring systems which monitor network elements and their internal diagnostic routines and fault tables, determine alarm status, and automatically execute appropriate reporting and/or corrective action procedures.

              Alarm Monitoring: The Sentinel 2000 and Secure Sentinel(TM) alarms can be transmitted/reported to central network management systems (such as Cabletron's Spectrum, HP's Openview, IBM's Netview, etc.), trouble ticket management packages (such as Remedy), a single or multiple PCS (personal communication system), personal pagers,. as well as provide for an alarm to be escalated to ensure timely response. The Sentinel 2000 and Secure Sentinel(TM)also allow programmed administration of the host devices via their maintenance port connection.

              Alarm Reporting: This provides for automatic transmission of information regarding network element statuses, alarms, etc. It allows for automatic escalation of alarms when there is no response. Information may be automatically transmitted to computers via modem, or to humans via pager and recorded voice.

              "Help Desk" Enhancements: Most data networks include a "help desk" operator, a resource available to assist other personnel and to resolve network problems encountered by dial-in users. The Company's proprietary HelpNET(TM) software permits the user to page the help desk terminal and automatically effect an interactive link with the help desk operator when the page is acknowledged. Without leaving the control station, the help desk operator can then directly observe and participate in the user's session with the relevant network device and, if necessary, take temporary command of the session to correct the problem, thus providing more cost-effective corrections than would occur if the help desk operator physically had to visit the device in question or had to "talk the user through" the necessary procedures.

              Environmental Monitoring and Control: Since communications equipment is sensitive to changes in the physical environment, the Sentinel 2000, as well as the Secure Sentinel(TM), can be enhanced to monitor changes in temperature, humidity, moisture, battery voltage, LED indicators and other similar environmental indicators to determine if current trends exceed pre-set limits. If such limits are exceeded, the device can be programmed to issue an appropriate alarm or take corrective action using multiple internal relays to activate necessary environmental controls.


Security Market
---------------

              As previously noted, widely distributed data and voice communications networks incorporate network elements and devices with dial-in ports. The Company offers a variety of products, e.g., Manager 2000 and
SeGaSys(TM), which when combined with the Sentinel 2000 and/or Secure Sentinel/IPCs, permits centralized control for secure remote access to all ports on the network. All users (such as maintenance providers and others authorized to service or administer devices in the network) dial a single telephone number and/or are connected/authorized in-band for access. Upon successful validation of access for the requested device the user is automatically routed to the targeted device by the Manager 2000 system and/or SeGaSys(TM). This eliminates the security risk inherent in providing lists of telephone numbers and access codes for numerous devices, as well as reduces the burden of administering many remotely located security devices. Once authenticated and routed, the transaction (including session activity, if desired), is logged to a central database, available for audit review and analysis.

              The Sentinel 2000 and IPC family of products - the Secure Sentinel(TM) and the RPSD, are designed to secure the maintenance and administration ports on a wide variety of network elements and communications equipment. In addition to preventing unauthorized access through these ports, the products can be customized to provide the following features:

              Security Management: Provide a secure path to network elements both via in-band (Ethernet) as well as out-of-band (dial up) protocols.

              PBX Toll Fraud/Abuse Control: PBXs and voice-mail systems frequently permit dial-in users access to outbound trunk lines to enable users to take advantage of a company's WATs lines or similar services. However, abuse of these services can result in substantial charges. The product offerings can be programmed to monitor and analyze all dial-in call activity to determine if current activity exceeds specified parameters or selected criteria indicative of potential toll fraud or abuse. If the activity exceeds the parameters, the system issues an alarm to the appropriate personnel or initiates protective procedures.

              The DL-4000 can be used to secure dial-up access to any host computer, LAN or WAN by monitoring and centrally administering up to 4,096 dial-up "ports" or telephone access points located in up to 256 locations. The SDS(TM), as noted above, expands the number of users and other features of the DL-4000 by incorporating the same technology into a personal computer. Using "open system" software, the products allow the system administrator to configure each channel separately with one or more access control technologies as required by the application assigned to the channel or as preferred by the user.

              The Sentinel 2000, IPC and SeGaSys(TM) incorporate a high-level programming language and program editor developed specifically for these products, which is referred to as the Communication Control Language ("CCL"). This language allows standard programs incorporated into these products to be modified or enhanced to meet specific customer requirements. The incorporation of CCL into these products also facilitates the introduction of additional product enhancements.


Support Services
----------------

              In addition to the normal training, installation and repair services, the Company also provides professional services, including consulting, specialized programming and turnkey installations.


Marketing and Distribution
--------------------------

              The Company believes that the markets for remote element network management, distributed device management, and security are rapidly emerging and growing. Therefore, the Company is approaching each of these markets with an integrated marketing strategy. The SNS/2000 family of products, the DL-4000 and the SDS(TM), data communications security products have been sold and will continue to be sold to major telecommunications companies, networking companies, network security customers, systems integrators, facility managers and others via the Company's direct sales organization, in-house telemarketing efforts and selected distributors.

              In fiscal 1995, the Company commenced expansion of its direct sales force and its network of distributors into major geographic markets in the United States as well as internationally. As this sales and distribution network is established and continues to grow, the telemarketing effort will be redirected to generate sales leads by the Company and to provide support for the field organization. In addition, the Company will look to continue to expand its channels of distribution via major systems integrators, facilities management companies and network outsourcers.

              With respect to the communications security market, the Company has recognized that product sales could be effected more economically if major telecommunications companies could be convinced to promote the products to their own customers. The Company has established contractual relations in the United States with Lucent Technologies, MCI, Southwestern Bell, US WEST and Ameritech. During fiscal 1995, the Company expanded its distribution into Canada through a non-exclusive distribution agreement with TTS Meridian Systems, Inc. of Willowdale, Ontario, a Northern Telecom subsidiary. The Company expects to continue to seek additional arrangements with the other network element and PBX systems vendors and distributors in North America.

              In connection with the foreign distribution of its products, the Company appointed EBA of Brussels, Belgium in November 1993 as its exclusive sales representative for Europe to provide sales and technical support to the Company's authorized distributors and to directly sell the Company's products to accounts in that region. In September 1995, the Company acquired through MicroFrame Europe NV, its wholly-owned subsidiary, all of the issued and outstanding shares of capital stock of EBA. In fiscal 1995, the Company signed a five-year agreement with LM Ericsson ("Ericsson") of Stockholm, Sweden, a global telecommunications equipment manufacturer and distributor. Ericsson has qualified for use and will promote the Company's Secure Sentinel products with Ericsson PBX equipment, worldwide, with an initial roll-out in Europe, the Pacific Rim and the United States. During fiscal 1995, a three-year distribution agreement was also entered into with Racal Australia PTY, Ltd. ("Racal Australia") of Brookdale, South Wales, Australia, a wholly-owned subsidiary of Racal Electronics plc of the United Kingdom. Racal Australia, which provides data communications, data security and digital cellular equipment throughout the Pacific Rim, will distribute the Company's product line throughout Australia, New Zealand, Singapore and Hong Kong. Additionally, during fiscal 1995, the Company signed its first distribution agreement in Eastern Europe with Netlink of Prague, in the Czech Republic. With the acquisition of EBA in place and the maturation of the agreements consummated in previous years, the revenues related to the international market were approximately $1,530,000 (21%) in fiscal 1997 and approximately $2,500,000 (25%) in fiscal 1998.

Competition
-----------

              The markets for remote element network management, distributed device management as well as security products to monitor and control access to computer and telecommunications network elements are highly competitive. There can be no assurance that the proprietary technology which forms the basis for most of the Company's products will continue to enjoy market acceptance or that the Company will be able to compete successfully on an on-going basis.

              The Company believes the principal factors affecting competition in this market include: (1) the products' ability to conform to the network topologies and/or computer systems; (2) the products' ability to avoid technological obsolescence; (3) the willingness and ability of a vendor to support customization, training, and installation; and (4) price.

              Although the Company believes that its present products and services are competitive, the Company competes in its general markets with a number of large computer, electronics and telecommunications manufacturers which have financial, research and development, marketing, and technical resources substantially greater than those of the Company. The Company also faces competition from a variety of niche market players. In the context, such competitors include Security Dynamics, Inc., Digital Pathways, Inc. and the Lee Mah Data Systems Corp. In the remote network management and telemaintenance context, they include TSB International, Inc. and Teltronics, Inc. Such companies may succeed in producing and distributing competitive products more effectively than the Company, and may also develop new products that compete effectively with those of the Company.


Sources and Availability of Materials
-------------------------------------

              The Company designs its products utilizing readily available parts manufactured by multiple suppliers and the Company currently relies on and intends to continue to rely on these suppliers. The Company has been and expects to continue to be able to obtain the parts generally required to manufacture its products without any significant interruption or sudden price increase, although there can be no assurance that the Company will be able to continue to do so.

              The Company sometimes utilizes a component available from only one supplier. If a supplier were to cease to supply this component, the Company would most likely have to redesign a feature of the affected device. In these situations, the Company maintains a greater supply of the component on hand in order to allow the time necessary to effectuate a redesign or alternative course of action should the need arise.

Dependence on Particular Customers
----------------------------------

              The Company has continued to expand its customer base and broaden its sales mix. These efforts have resulted in the Company becoming less reliant on any one particular customer. However, the Company sells a substantial portion of its products to several major customers, i.e., PTT Holland, Lucent Technologies and MCI. Sales to PTT Holland, Lucent Technologies, AT&T and MCI represented approximately 61% of the Company's revenue in fiscal 1998. The loss of any of these customers could have a material adverse effect on the Company's business.

              The Company's installed customer base is estimated to number over 200 companies constituting more than 2,300 customer sites worldwide. In the United States, virtually all of the Company's customers are Fortune 1,000 industrial companies and large U.S. financial institutions. Customers in the U.S. represented approximately 75% and 79% of the Company's revenue, respectively, in fiscal 1998 and fiscal 1997.

              Under an agreement with Lucent Technologies, the Company has been manufacturing the RPSD for Lucent's resale to its PBX customers. As of the end of fiscal 1998, Lucent had purchased and installed more than 17,000 RPSD units.


              In fiscal 1996, MCI and the Company expanded their relationship across multiple operating units within MCI, including that responsible for outsourcing and "Concert", MCI's joint venture with British Telecom, as well as with MCI/SHL.


Intellectual Property, Licenses and Labor Contracts
---------------------------------------------------

              The Company holds no patents on any of its technology. Although the Company licenses some of its technology from third parties, it does not consider any of these licenses to be critical to the Company's operations.

              The Company has made a consistent effort to minimize the ability of competitors to duplicate the Company's software technology utilized in its products. However, the possibility of duplication of the Company's products remains and competing products have already been introduced.

              The Company's  name and the Secure  Sentinel  name are  registered trademarks of the Company filed with the United States Patent and Trademark Office ("PTO"). The Company also has trademark applications pending with the PTO for SeGaSys, Sentinel 2000, Sentinel 2000S, Manager 2000, PassKEY, SofKEY, Secure Network Systems 2000, the Company's logo, the MicroFrame Wizard and the tagline "We Bring Wizardry To Remote Network Management." The Company anticipates that these trademarks shall be registered but there can be no assurance that such will occur.

              None of the Company's employees are represented by labor unions. The Company considers its relations with its employees to be satisfactory.


Governmental Approvals Required and Effect of Government Regulation
-------------------------------------------------------------------

              Due to the sophistication of the technology employed in the Company's products, export thereof is subject to governmental regulation. As required by law or demanded by customer contract, the Company obtains approval of its products by Underwriters' Laboratories. Additionally, because many of the Company's products interface with telecommunications networks, its products are subject to several key Federal Communications Commission ("FCC") rules that often requires FCC approval.

              Part 68 of the FCC rules contains the majority of the technical requirements with which telephone systems must comply to qualify for FCC registration for interconnection to the public telephone network. Part 68 registration requires telecommunication equipment interfacing with the public telephone network comply with certain interference parameters and other technical specifications. FCC Part 68 registration for the Company's products has been granted and the Company intends to apply for FCC Part 68 registration for all of its new and future products.

              Part 15 of the FCC rules requires equipment classified as containing a Class A computing device to meet certain radio and television interference requirements, especially as they relate to operation of such equipment in a residential area. Certain of the Company's products are subject to and comply with Part 15.

              The European Community has developed a similar set of requirements for its members and the Company has begun the compliance process of its products for Europe.

              Although the Company has not experienced any difficulties obtaining such approvals, failure to obtain approval for new and future products could have a material adverse effect on the Company's business. The Company has obtained licenses to export certain of its products in limited quantities to Sweden, Norway, Switzerland, South Africa, the United Kingdom, France, Italy, Germany, Australia and Singapore.


Research and Development Activities
-----------------------------------

              During fiscal 1998, the Company continued development of its "next generation" of products built on a new architecture that is ultimately intended to replace its IPC products - the Secure Sentinel(TM) and RPSD - referred to collectively as SNS/2000. As discussed previously, this family of products is designed to address the growing demand for remote element network management and security of mission-critical integrated voice and data networks. Research and development expenses in connection therewith were $1,117,151 in fiscal 1998 and $893,852 in fiscal 1997.


Costs of Compliance with Environmental Laws
-------------------------------------------

              The Company's business is not subject to regulations involving discharge of materials into the environment.


Employees
---------

              As of June 23, 1998, the Company had 46 employees, all of whom are full-time employees, and of which 20 are technical personnel, 9 are in sales, marketing and support, 7 are in production and 10 are in executive, financial and administrative capacities.


              2. Description of Property.

              The Company currently leases 8,900 square feet of space at 21 Meridian Road, Edison, New Jersey for its administrative, sales and marketing and research and development functions (the "Lease"). The Lease provides for a monthly rental of $5,428.55 and expires on June 30, 1999. From the period commencing July 1, 1997 through June 30, 1999, the total monthly rental is $5,579.17 per month. An additional 2,000 square feet of office space and 2,600 square feet of warehouse space is currently leased to another tenant with a concurrent expiration date of June 30, 1999. The Company is the sole guarantor for the full performance of this tenant's obligations through the expiration date.

              In addition, the Company currently leases 5,112 square feet of space at 300E Corporate Court, South Plainfield, New Jersey for its finance, manufacturing, and warehousing functions. This lease provides for a monthly rental of $3,408.00 and expires on June 30, 1999.

              In addition, the Company currently leases 245 square meters of office space in Antwerp, Belgium for its European operating headquarters.. This lease provides for a monthly rental of 81,083 Belgian Francs per month (US$2,316.00 at an exchange rate of 35BEF to 1US$) and expires on July 31, 2005, with an option of the Company to terminate the lease on either July 31, 1999 or July 31, 2002, as applicable.

              3. Legal Proceedings.

              The Company reached a settlement with the New York State Department of Taxation and Finance in April 1997 as it related to a sales tax assessment of $227,391.90 imposed in a Notice of Determination in March 1996. The settlement amount of $55,512.73 was paid in full as of April 1997.


              4. Submission of Matters to a Vote of Security Holders.

              None.

                                     PART II


              5. Market For Common Equity and Related Stockholder Matters.

Market Information
------------------

              The Company's Common Stock commenced trading on August 17, 1995 on the NASDAQ SmallCap Market under the symbol "MCFR". Prior to that date, the Common Stock was not traded on any registered national securities exchange, although several registered broker-dealers made a market in the Common Stock. The following table sets forth the high and low bid prices of the Common Stock in the over-the-counter market as reported by National Quotation Bureau through August 16, 1995 and by NASDAQ from August 17, 1995 through March 31, 1998. The quotations set forth below do not include retail markups, markdowns or commissions and may not represent actual transactions.

                                             HIGH                 LOW
                                             ----                 ---
             Fiscal 1997
             -----------
             June 30                        $2.88                $1.75
             September 30                    2.25                 1.06
             December 31                     2.56                 1.50
             March 31                        2.44                 1.56

             Fiscal 1998
             -----------
             June 30                        $1.88                $1.56
             September 30                    1.63                 1.25
             December 31                     1.84                 1.31
             March 31                        2.75                 1.13


Holders
-------

              The Company believes that as of June 25, 1998, there were approximately 363 record holders of its Common Stock (including brokers holding in street name).


Dividends
---------

              The Company has not paid any cash dividends on its Common Stock during the two fiscal years ended March 31, 1998 and March 31, 1997. The Company presently intends to retain all earnings to finance its operations and therefore does not presently anticipate paying any cash dividends in the foreseeable future.

              Under the terms of the Company's credit agreement with United National Bank, the Company may not, without the prior written consent of United National Bank, declare or pay any dividends in cash or otherwise on any shares of capital stock of the Company.


              6. Management's Discussion and Analysis.

A number of statements contained in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements. These risks and uncertainties include, but are not limited to, the recent introduction and the costs associated with, a new family of products; dependence on the acceptance of this new family of products; risks related to technological factors; potential manufacturing difficulties; dependence on third parties; a limited customer base; and liability risks.


Plan of Operation
-----------------

              During the next 12 months, the Company will continue its effort to expand its existing customer relationships and marketplace penetration through internal growth and the proposed acquisition of Solcom Systems, Ltd, a leading developer of RMON technology, while tightly controlling operating costs. There can be no assurance, however, that such acquisition will be consummated. The Company anticipates placing substantial emphasis on the distribution of its new family of products as well as its acquired products and begin development of a new family of products based on a combination of existing features incorporated in the Sentinel and Solcom's RMON technology, along with continued international business expansion. The Company will also look to continue its three-year trend of reducing its reliance on several major customer organizations, most notably, MCI and Lucent.

              During fiscal 1998, the Company continued its development of a new generation of products based on more advanced technology. The products were formally introduced at an industry trade show in January, 1996. The new network management product family, known as SNS/2000, integrates network management, security management and fault management as well as problem resolution into a suite of network management solutions. This technology will allow for increased operational integrity and access to voice and data networks. The Company commenced shipment of the new product of this next generation product family, the Sentinel 2000 in May, 1996 and volume production shipments began in June, 1996. To date, approximately 3,000 units of the Sentinel 2000 have been shipped. In January, 1997, another member of the SNS/2000 family, the Manager 2000, was introduced. Manager 2000 is a set of software applications that collectively provide tools for remote site management and the servicing of real-time alarms being generated by remote monitoring equipment. In October 1997 the Company announced its newest product, the Sentinel 2000S Slimline, and began shipments of this product in early 1998.

              With the addition of several major new customers, the Company continues to strengthen its worldwide customer base, which includes U.S. and international telecommunications providers, Private Branch Exchange ("PBX")
vendors, financial institutions, Fortune 500 companies and governmental agencies. The Company has more than 2,300 installations across North America, South America, Europe and the Pacific Rim. The September 1995 acquisition of European Business Associates ("EBA") has caused the Company to focus more on expanding the international customer base. Based in Brussels, Belgium, EBA had acted as the Company's exclusive sales representative in the European market since November, 1993, providing both sales support and technical support to the Company's authorized distributors, as well as selling directly to accounts in the region. During the latter part of fiscal 1996, the Company's international revenue stream increased as it capitalized on relationships with new global PBX suppliers including LM Ericsson of Stockholm, Sweden and Alcatel Bell of Antwerp, Belgium. A major new contractual relationship was formed in fiscal 1997 as a result of this improved focus. After announcing this new relationship with TELE Business Communications of Finland, a subsidiary of Telecom Finland, in November, 1996, the Company proceeded to ship over $260,000 of product, primarily the Sentinel 2000, in the last four months of fiscal 1996. As a result of this continued focus, the Company entered into a relationship with PTT Holland during fiscal 1998 for its Sentinel technology. This relationship resulted in shipments of over $2,000,000 to PTT during the year ended March 31, 1998. The Company anticipates continuing this relationship into fiscal 1999. Additionally, the Company expanded its distribution in the Pacific Rim with a significant increase in shipments to Racal Australia.

              During fiscal 1998, the Company forged several new domestic relationships principally to offset a reduction in the Company's revenue stream in respect of two major customers, MCI and Lucent Technologies (formerly AT&T). The most significant was the new contractual relationship formed in September 1996 with US WEST Communications Services. Ongoing relationships, primarily with Southwestern Bell Communications, were maintained. Relationships in fiscal 1996 improved, primarily Ameritech Information Systems. Finally, other new relationships were formed, including Vyvx, Inc., Sprint Communications and in fiscal 1998, PTT Holland. As a result of the above, overall revenues generated from the Company's two primary customers has dropped from 60% in fiscal 1995 to 49% in fiscal 1996 to 34% in fiscal 1997 to 25% in fiscal 1998. In fiscal 1999, the Company expects to continue to reduce such percentages through continued diversification of its customer base and the creation of new relationships. MCI, Lucent and PTT remain the three largest, and most significant to the Company. The Company's relationship with MCI extends to multiple operating units within the organization, each with divergent business needs and different market characteristics. The Company ships multiple products to MCI for security and alarm management of various internal switch installations, including shipments to Concert Global Networks, MCI's joint venture with British Telecom, as well as to various out-source relations which MCI manages. In its relationship with Lucent Technologies, the Company has manufactured Remote Port Security Devices (RPSDs) for Lucent's resale to its PBX customers. The RPSD is a secured-access product provided under Lucent's own label and is custom designed to operate with Lucent's PBX, Key Systems and Voice Processing products (primarily the Definity product line). As of the fiscal year ended March 31, 1997, Lucent had purchased and installed more than 16,200 RPSDs since 1991. In October 1995, the Company signed a two-year renewal of an OEM agreement, through which Lucent purchases RPSDs.

              The Company's employee base dropped from 42 full-time employees in fiscal 1996 to 37 full-time employees during fiscal 1997. However, the Company's employee base increased to 46 full-time during fiscal 1998 as the Company returned to greater profitability. Additional resources resulting from such profitability are being devoted primarily to the marketing and development of a more extensive system integration capability that would enable the Company to gain an increasing share of the market. Due to the growth that the Company experienced in fiscal 1995, an additional facility in South Plainfield, New Jersey was leased with expiration terms concurrent with its existing lease in Edison, New Jersey. The Company's operations group relocated to this facility in August 1995. The Company's European operation also moved to a new, larger facility in Antwerp, Belgium in August 1996. The Company believes that it has space adequate to meet its growth requirements for the foreseeable future.

              The Company believes that as data and voice networks continue to grow and companies grow more reliant on such networks for revenue generation and employee productivity, the recognition of system vulnerability will continue to increase and the Company's products will be in greater demand. After the unsatisfactory performance in fiscal 1996, the Company rebounded in fiscal 1997, achieving management's primary mission for such year of returning the Company to profitability.


                              RESULTS OF OPERATIONS

Fiscal Year 1998 Compared to Fiscal Year 1997
---------------------------------------------

              Revenues for the year ended March 31, 1998 were $10,217,911 as compared with revenues of $7,343,624 for the year ended March 31, 1997, an increase of approximately 39%. The increase was primarily due to increased international shipments of the Company's Sentinel 2000 product combined with an overall increase in Sentinel 2000 shipments. The Company continued to see revenues with respect to the other member of the family of SNS products, the Manager 2000.

              The Company's revenues were positively impacted by increased domestic sales and as a result of increased shipments to the European market, including shipments under its contract with PTT Holland. Shipments to Europe were approximately $3,000,000 for the year ended March 31, 1998 compared to approximately $1,000,000 for the year ended March 31, 1997.

              The Company's cost of goods sold increased to $4,285,134 for the year ended March 31, 1998 compared to $2,903,705 for the year ended March 31, 1997 as a result of increased shipment levels. Cost of goods sold as a percentage of sales increased from 40% for the previous comparable fiscal period to 42% for this fiscal period, primarily due to the increased sales volume of the Company's newer product line.

              Research and development expenses, net of capitalized software development, increased from $893,852 in the year ended March 31, 1997 to $1,117,151 in the current fiscal year, an increase of 25%. Research and development expenses as a percentage of revenues decreased slightly from approximately 12% to 11%. Selling, general and administrative expenses increased 32% from $3,355,961 for the prior year to $4,419,521 for the year ended March 31, 1998. This increase was primarily the result of added sales personnel during the fiscal year. However as a percentage of revenues, selling, general and administrative expenses decreased from 46% for the previous period to 43% for the current fiscal period.

              The Company had income before taxes of $406,649 for the year ended March 31, 1998 compared to income of $201,286 for the year ended March 31, 1997 primarily due to increased sales. The net income for the year ended March 31, 1998 was $711,310 compared to net income of $342,451 for the prior fiscal year. At March 31, 1997, the Company had provided a partial valuation allowance against its existing deferred tax assets. At March 31, 1998, the Company has reversed the remaining approximately $300,000 of valuation allowance relating to its federal net operating losses and has recorded a benefit for other operational temporary difference items. The expiration dates for its net operating losses range from the years 2001 through 2011.


Fiscal Year 1997 Compared to Fiscal Year 1996
---------------------------------------------

              The Company's revenues for fiscal 1997 were $7,343,624 as compared with revenues of $6,258,243 for fiscal 1996, an increase of 17.3%. This increase in revenues was primarily attributable to the expansion of the Company's customer base outside of its two major customers, MCI and Lucent Technologies, especially in the United States. Net revenues generated in the U.S., excluding revenue attributable to MCI and Lucent, increased from approximately $1.91 million to $3.33 million that represented a 74% increase from fiscal 1997 to fiscal 1996. The Company also showed substantial growth in the Pacific Rim, where net revenues (primarily attributable to one major customer, Racal Australia) increased over threefold from approximately $98,000 to $350,000.

              The Company's cost of sales increased from $2,789,855 for fiscal year 1996 to $2,903,705 for fiscal year 1997. However, cost of sales as a percentage of sales decreased from 44.6% for fiscal 1996 to 39.5% for fiscal 1997. This substantial decrease is primarily the result of a reduced provision for inventory obsolescence (from $150,000 to $75,000, or approximately 1.0% of revenue), a reduction in capitalized software amortization (from $279,000 to $163,000, or approximately 1.6% of revenue), and a general improvement in purchasing and materials efficiencies, which was responsible for the remaining 2.5% reduction. This improvement was achieved despite the initial volume shipments of the Sentinel 2000 that witnessed higher initial costs typically associated with new product introductions. These initially lower gross margins were more than offset by continuous improvements in the Company's mature product lines.

              Selling, general and administrative expenses decreased from $4,043,356 for fiscal 1996 to $3,355,961 for fiscal 1997, a decrease of 17.0%.
As a percentage of revenues, the decrease was more pronounced as this reduction occurred while revenues increased. Fiscal 1997 showed an improvement to 45.7% of sales from 64.6% of sales in fiscal 1996. While approximately $250,000 of such decrease was related to the one-time adjustments recorded at the end of fiscal 1996, the major factor contributing to this decrease was the Company's commitment to reduce administrative overhead in order to achieve its targeted goal for fiscal 1997 of a return to profitability.

              Research and development costs, net of capitalized software development, increased from $713,441 during fiscal year 1996 to $893,852 in fiscal year 1997. As a percentage of sales, the Company's research and development costs increased from 11.4% in fiscal year 1996 to 12.2% in fiscal 1997. This increase is directly attributable to the Company's increased activity related to the development of the SNS/2000 family of products introduced in fiscal 1997.

              The income tax benefit of $141,165 in fiscal 1997 relates to the Financial Accounting Standards Board's Statement No. 109, "Accounting for Income Taxes." This Statement, issued in February 1992 and adopted by the Company effective April 1, 1993, requires deferred tax assets and liabilities to be recorded for the difference between the financial statement and tax bases of assets and liabilities (temporary differences) using enacted tax rates. The Statement also requires that the Company record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax assets will not be realized." It further states that "forming a conclusion that a valuation allowance is not needed is difficult when there is negative evidence such as cumulative losses in resent years." Due to the operating loss in fiscal 1996, the realization of the deferred tax asset was more uncertain and, as a result, the Company provided a full valuation allowance against deferred tax assets at March 31, 1996. At March 31, 1997, the deferred tax asset and related valuation allowance have been reduced primarily due to the utilization of federal and state net operating loss carry forwards.


Liquidity and Capital Resources
-------------------------------

              During fiscal 1998, the Company's financial position improved substantially as assets increased from $4,682,373 to $6,375,432 and the Company's working capital increased from $2,381,178 to $2,563,503, net of deferred tax assets. The primary contributor to this improvement in the Company's working capital position was net income of approximately $712,000. Included in this income were non-cash charges of approximately $500,000 for depreciation and amortization.

             The Company's operations provided approximately $54,500 of cash, which included a use of cash of approximately $55,000 to satisfy its New York State tax settlement. The Company also utilized approximately $450,000 of cash for capital and software-related expenditures and utilized approximately $50,000 of cash to pay down its long-term debt.

              The Company previously had a credit agreement with CoreStates Bank ("CoreStates") for a credit line of $1,000,000 to finance future working capital requirements, collateralized by accounts receivable, inventory, equipment and all other assets of the Company, as well as a $150,000 credit facility to finance purchases of machinery and equipment, convertible into a three-year secured term loan when utilized. The Company borrowed $124,000 against this facility in November, 1995, at which time this debt was converted into a three-year term loan. As of March 31, 1997, $72,644 remained outstanding on this loan. The Company was informed in June, 1996, that the working capital credit line would not be renewed upon its expiration date of July 31, 1996. The outstanding balance was repaid by the Company on September 5, 1996, in accordance with an agreement with CoreStates. On August 30, 1996, the Company executed a credit agreement with Farrington Bank of North Brunswick, New Jersey (subsequently acquired by United National Bank of Bridgewater, New Jersey). This agreement provides the Company with a $500,000 line of credit to finance future working capital requirements, collateralized by accounts receivable of the Company.

              On August 30, 1997, the Company's line of credit agreement with United National Bank of Bridgewater, New Jersey expired. In November 1997 the Company successfully negotiated with United National to provide the Company with a $1,000,000 line of credit, collateralized by all business assets of the Company, to finance future working capital requirements. As of March 31, 1998, the Company had utilized $300,000 of this line.

              Based on its current cash and working capital position, as well as its available line of credit, the Company believes that it will have sufficient capital to meet its operational needs over the next twelve months.

              Effective with the first quarter of fiscal year 1999 the Company will adopt SFAS No. 130, "Reporting Comprehensive Income". SFAS 130 establishes the standards for reporting and displaying comprehensive income and its components (revenues, expenses, gains and losses) as part of a full set of financial statements. This statement requires that all elements of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. Since this standards applies only to the presentation of comprehensive income, it will not have any impact on the Company's results of operations, financial position or cash flows.

              In June 1997, the Financial Accounting Standards Board issued SFAS 131, "Disclosure about Segments of an Enterprise and Related Information" which becomes effective for financial statements for periods beginning after December 15, 1997. This Statement establishes standards for the way that public business enterprises report information about operating segments in annual financial reports and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas, and major customers. Management is currently evaluating the impact of SFAS 131 on the financial statements.

              In February 1998, the Financial Accounting Standards Board issued SFAS 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" which becomes effective for the Company's financial statements for the year ended March 31, 1999. SFAS No. 132 requires revised disclosures about pension and other postretirement benefits plans and is not expected to have a material impact on the Company's financial statements.

              In June 1998, The Financial Accounting Standards Board issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities" which becomes effective for all fiscal quarters of fiscal years beginning after June 15, 1999. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The adoption of this standard is not expected to have a material impact on the Company's financial statements.


              7. Financial Statements.

              The financial statements required hereby are located on pages F-1 through F-20.


              8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosures.

              None

                                    PART III


              9. Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act.


Directors and Executive Officers
--------------------------------

Name                       Age        Position Held with the Company
----                       ---        ------------------------------

Stephen M. Deixler         62         Chairman of the Board of Directors

Stephen B. Gray            40         President,  Chief Executive Officer, Chief
                                      Operating Officer, Director

Michael Radomsky           45         Executive   Vice   President,   Secretary,
                                      Director

William H. Whitney         43         Chief   Technology    Officer,    Director
                                      (resigned effective May 19,1998)

John F. McTigue            37         Vice President Operations, Chief Financial
                                      Officer, Assistant Secretary and Treasurer

Robert M. Groll            64         Vice President Business Development

David I. Gould             67         Director (resigned effective June 16,1998)

Stephen P. Roma            50         Director

Alexander C. Stark         65         Director


              All directors of the Company hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. No family relationship exists between any director or executive officer and any other director or executive officer of the Company.

              The officers of the Company are elected by the Board of Directors at its first meeting after each annual meeting of the Company's shareholders and hold office until their successors are chosen and qualified, until their death, or until they resign or have been removed from office.

              STEPHEN M. DEIXLER has been Chairman of the Board of Directors since 1985 and served as Chief Executive Officer of the Company from April 1996 to May 1997, as well as from June 1985 through October 1994. He was President of the Company from May 1982 to June 1985. Mr. Deixler served as Treasurer of the Company from its formation in 1982 until September 1993 and since October 1994. During April 1995, Mr. Deixler sold his interest in Princeton Credit Corporation, a company engaged in the business of buying, selling, and leasing high technology products, to Greyvest Capital Inc., a Toronto Stock Exchange company. Prior to the sale, Mr. Deixler was Chairman of Princeton Credit Corporation. He previously served as President of Atlantic International Brokerage, a leasing company, which is a wholly owned subsidiary of Atlantic Computer Systems, Inc., which was liquidated as a result of the bankruptcy proceedings of its parent company, Atlantic Computer Systems PLC. Prior to holding this position, he was President and sole shareholder of Princeton Computer Associates, Inc. ("PCA"). PCA was a company engaged in the business of buying, selling and leasing of large-scale computer systems as well as functioning in consulting and facilities management and was sold to Atlantic Computer Systems, Inc. in 1988.

              STEPHEN B. GRAY has been President,  Chief Operating Officer and a director since April 1996. He was elected to serve in the additional capacity as the Chief Executive Officer in May 1997. He also is a director of MicroFrame Europe N.V. He Served as Senior Vice President-Sales, Marketing and Support of the Company From December 1994 through March 1996. From July 1993 through December 1994, Mr. Gray was an independent consultant, engaged in assisting both private and publicly-held companies with strategy development, internal operational reviews and shareholder value enhancement programs. From September 1988 through June 1993, he held a series of management positions within Siemens Nixdorf USA, the last as Vice President, (reporting to the Chief Executive
Officer and Board of Directors), and a member of the executive committee overseeing Siemens Information Systems businesses in the United States. Prior to joining Siemens, Mr. Gray previously held a series of rapidly progressive
positions  within  IBM  including   various   technical,   sales  and  marketing
assignments.

              ALEXANDER C. STARK JR. is the president of AdCon, Inc., a consulting firm organized to advise and counsel senior officers of global telecom companies. Mr. Stark previously worked for 40 years at AT&T. Ten of those years he served as a Senior Vice President. Recently retired from AT&T, Mr. Stark is a former member of the Institute of Radio Engineers and a past Vice President and Treasurer and a past Vice President and Treasurer of Lambda Chi Alpha. He is a former member of: the Board of Directors College Careers Fund of Westchester; the Board of adjustment of Allendale; and the County Trust Company Board of Advisors. He was the 1977 General Campaign Chairman, United Way of Westchester, and cited by the National Conference of Christians and Jews for imaginative community leadership. Mr. Stark was honored as the Distinguished Engineer of the Year by Rutgers University in 1991. He also served for many years as a Director-at Large of the American Electronics Association and Chaired the International Public Affairs Committee.

              MICHAEL RADOMSKY is an original founder of the Company and has been the Executive Vice President and a director since the Company's formation in 1982 and has served as

Secretary of the Company since November 1994. He is currently responsible for multiple tasks, the most important being the identification of industry directions, and the technical appropriateness of Company designs as well as products acquired, licensed or jointly developed with others. In addition, Mr. Radomsky has been responsible for the design of network topologies for large corporate customers, ensuring compatibility for future products. Mr. Radomsky has also previously been responsible for the Company's technical support, purchasing and manufacturing operations. Prior to 1989, Mr. Radomsky was responsible for the mechanical and electronic engineering of the Company's products.

              WILLIAM H. WHITNEY is an original founder of the Company and has been the Chief Technology Officer (formerly titled Vice President - Software Development) and a director since the Company's formation in 1982 and has served as Assistant Secretary of the Company since November 1994. Along with Mr. Radomsky, he developed all of the Company's initial products, including the DL-4000 and the IPC product line. As Chief Technology Officer, Mr. Whitney has been responsible for development of hardware and software for all of the Company's standard offerings, including all products being sold through OEM and distributor channels. Mr. Whitney has tendered his resignation from the Company and the Board effective May 19,1998.

              JOHN F. MCTIGUE has been the Company's Vice President - Operations and Chief Financial Officer and Treasurer since July 1997. His responsibilities include finance, administration, information systems, quality and production. Mr. McTigue is a finance professional and Certified Public Accountant. From 1996 through 1997, he was with the Fundtech Corporation, a software developer where he served as Chief Financial Officer. From 1989 to 1996, Mr. McTigue was with Dawn Technologies, Inc, a manufacturer of high-tech goods, where he served as the Chief Executive Officer from 1994 through 1996 and Chief Financial Officer and Treasurer from 1989 through 1994. Prior to this, he was with Rothstein Kass & Company.

              ROBERT M. GROLL has been Vice President - Marketing of the Company since March 1986. From 1970 until joining the Company in June 1985, as Director of Marketing, Mr. Groll was the President of PTM Associates, Inc. ("PTM"), a firm engaged in management consulting in the areas of technical marketing and computer system design. While with PTM, during 1983 and 1984, Mr. Groll became Vice President of Cable Applications, Inc. a New York corporation, where he was responsible for initiating and managing new product development efforts.

              DAVID I. GOULD, retired as Vice Chairman of the Board of Directors at the end of April 1995, a position in which he had served since December 1993. He presently is a director of the Company and has been since April 1985 and he is President of Gould Consulting since May 1, 1995. He served as President and Chief Operating Officer of the Company from June 1985 until December 1993. He was Vice President-Marketing of the Company from April 1985 until June 1985. From 1982 until joining the Company in 1985, he was an officer of The Ultimate Corporation ("Ultimate"), a computer manufacturer listed on the New York Stock Exchange, eventually serving as Senior Vice President of Marketing. During his three years at Ultimate, Mr. Gould managed the growth of that company's revenues from $40 million to more than $100 million. Mr. Gould has tendered his resignation from the Board of the Company effective June 16, 1998.

              STEPHEN P. ROMA has been a director of the Company since August 1991 and since August 1994 is the President and Chief Executive Officer of WOW! Work Out World a chain of neighborhood health and fitness centers. During April 1995, he sold his interest in Princeton Credit Corporation, a company engaged in the business of buying, selling and leasing high technology products, to Greyvest Capital, Inc., a Toronto Stock Exchange company. Prior to the sale, Mr. Roma was President and Chief Operating Officer of Princeton Credit Corporation. He previously served as Vice President of Sales/Northeast Region of Atlantic Computer Systems, Inc., which was liquidated as a result of the bankruptcy proceedings of its parent company, Atlantic Computer Systems, PLC. Prior to holding this position, he was a principal and President and Chief Operating Officer of Princeton Computer Group, Inc., which was sold to Atlantic Computer Systems, Inc. in 1988.


Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------

              The following persons have failed to file on a timely basis certain reports required by Section 16(a) of the Securities Exchange Act of 1934 as follows: Each of Messrs. Stephen M. Deixler, Stephen P. Roma and David I. Gould filed one late report on Form 5, disclosing the grant of a non-employee stock option pursuant to the Company's 1994 Stock Option Plan, as amended (the "1994 Plan"). Each of Messrs. Stephen B. Gray, Michael Radomsky, William Whitney and John F. McTigue filed one late report, a Form 4 disclosing the grant of stock option. Mr. William Whitney has filed two late reports on Form 4, disclosing the sale of stock. During the fiscal year ended March 31, 1998, the Company is not aware of other late filings, or failure to file, any other reports required by Section 16(a) of the Exchange Act.

              10. Executive Compensation.

              The following table summarizes the compensation paid or accrued by the Company during the three fiscal years ended March 31, 1998, to those individuals who as of March 31, 1998 served as the Company's Chief Executive Officer during fiscal 1998 and to the Company's four most highly compensated officers other than those who served as the Chief Executive Officer during fiscal 1998 (these five executive officers being hereinafter referred to as the "Named Executive Officers").


                                                  SUMMARY COMPENSATION TABLE

                   Annual Compensation                                            Long Term Compensation
       ------------------------------------------                       ------------------------------------------
                                                                           Awards                       Payouts
                                                                        --------------            ----------------

                                                                  Other
                                                                 Annual    Restricted  Securities              All Other
Principal                                                        Compen-      Stock    Underlying     LTIP      Compen-
Position               Year          Salary($)   Bonus($)(3)    sation($)  Award(s)($) Options (#) Payouts($)  sation($)
--------               ----          ---------   -----------    ---------  ----------- ----------- ----------  ---------


Stephen M. Deixler     1998
Chairman, Chief        1997        14,000(1)            --        --          --         10,000       --           --
Executive Officer(1)   1996               --            --        --          --             --       --           --

Stephen B. Gray        1998         252,829                                              75,000
President, Chief       1997         163,386             --        --          --        400,000       --           --
Executive Officer (2), 1996         134,675             --        --          --          2,309       --           --
Chief Operating
Officer

Michael Radomsky       1998         139,858                                              42,839
Executive Vice-        1997         128,773             --        --          --         90,000       --       541(4)
President              1996         122,800             --        --          --          8,208       --     1,047(4)
William H. Whitney     1998         127,980                                              42,839
Chief Technology       1997         128,773             --        --          --         90,000       --     2,318(4)
Officer                1996         122,800             --        --          --          8,136       --     2,152(4)

John F. McTigue (5)    1998          92,482                                             100,760              1,418(4)
V-P, Operations, Chief
Financial Officer, Treasurer
And Assistant Secretary

Mark A. Simmons        1998
V-P, Operations, Chief 1997         116,956             --        --          --         40,000       --     2,105(4)
Financial Officer      1996          92,800             --        --          --          6,579       --     1,612(4)


------------------------------

(1)        The Company  does not have a written  employment  agreement  with Mr.
           Stephen M. Deixler, the Company's Chairman of the Board. However, under an informal agreement, the Company has agreed to pay him $1,000 per day to perform such services as jointly agreed to by the Company and Mr. Deixler, and approved by the Board of Directors. Mr. Deixler ceased to serve as the Chief Executive Officer of the Company on May 19, 1997.

(2) Mr. Gray was elected to serve in the additional capacity as the Chief Executive Officer of the Company on May 19, 1997. Compensation for Mr. Gray includes payments he earned as consultant to the Company in the amount of $42,000. Mr. Gray served as a consultant to the Company prior to the time he became a full-time employee pursuant to his employment agreement with the Company dated March 27, 1995.

(3) Represents compensation earned under the Company's Incentive Bonus Plan for the fiscal year ended March 31, 1995 (the "Incentive Plan"). The Incentive Plan covers all Company employees and was effective as of October 1, 1994. The Incentive Plan is based on achievement in three specific areas - Company revenue, Company operating income, and individual/ departmental objectives.

(4)        Represents  contribution  of the Company under the  Company's  401(k)
           Plan.

(5) Represents compensation for the period from July 2, 1997 (date of hire) through March 31, 1998.

                        Option Grants in Fiscal Year 1998

              The following table sets forth certain information concerning stock option grants during the year ended March 31, 1998 to the Named Executive
Officers:



                                          Individual Grants
                       ---------------------------------------------------------

                                       Percent
                       Number of       of Total
                       Securities      Options           Exercise
                       Underlying      Granted to        or Base
                       Options         Employees in      Price       Expiration
Name                   Granted(#)      Fiscal Year       ($/Sh)      Date
------------------     ----------      ------------      --------    ----------

Stephen M. Deixler     10,000(1)             N/A         $1.50       9/17/01

Stephen B. Gray        75,000(2)            4.2%         $1.75       05/04/07

Michael Radomsky       42,839(2)            2.4%         $1.75       05/04/07

William H. Whitney     42,839(2)            2.4%         $1.75       05/04/07

John F. McTigue        70,760(2)            3.9%         $1.34       07/02/07
                       30,000               2.5%         $1.34       07/02/07
------------------------

(1) Represents stock options granted to Mr. Deixler under the 1994 Stock Option Plan in consideration of his service to the Company as a director.

(2) Represent options issued under a Time Accelerated Restricted Stock Award Program (TARSAP).

                 Aggregated Option Exercises in Fiscal Year 1998
                        and Fiscal Year-End Option Values

              The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended March 31, 1998 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on March 31, 1998.



                                                                                   Value of
                                                      Number of Securities         Unexercised
                                                      Underlying Unexer-           In-the-Money
                       Shares                         cised Options                Options at
                       Acquired on     Value          at FY-End(#)                 FY-End($)(1)
Name                   Exercise (#)    Realized($)    Exercisable/Unexercisable    Exercisable/Unexercisable
----                   ------------    -----------    -------------------------    -------------------------

Stephen M. Deixler     --              --             27,500/2,500                 $22,625/$3,275

Stephen B. Gray        --              --             477,309/0                    $725,250/$0

Michael Radomsky       --              --             142,239/0                    $192,007/$0

William H. Whitney     --              --             142,184/0                    $192,018/$0

John F. McTigue        --              --             100,760/0                    $145,094/$0


-----------------------

(1) The average price for the Common Stock as reported by the National Quotation Bureau on March 31, 1998 was $2.78 per share. Value is calculated on the basis of the difference between the option exercise price and $2.78 multiplied by the number of shares of Common Stock underlying the options.

Compensation of Directors
-------------------------

              On September 17, 1997 Stephen M. Deixler,  Stephen P. Roma,  David
I. Gould and Alexander C. Stark, the Company's non-employee directors, were each granted a non-employee director option. Pursuant to the Company's 1994 Plan, each Director received an option to purchase 10,000 shares of Common stock exercisable as to 2,500 shares upon each three-month anniversary of the date of grant, provided that such individual continues to serve as a non-employee director of the Company on such dates.

              In addition, the Company adopted a policy commencing October 1, 1995, that all non-employee directors traveling more than fifty miles to a meeting of the Board of directors shall be reimbursed for all reasonable travel expenses.


Employment   Contracts,   Termination   of  Employment  and  Change  of  Control
Arrangements
--------------------------------------------------------------------------------

              The Company has no employment agreements other then the employment agreement with Stephen B. Gray, the Company's Chief Executive Officer and President.


              11.Security Ownership of Certain Beneficial Owners and Management.

              The following table sets forth the number of shares of the Company's Common Stock owned by each person or institution who, as of June 29, 1998, owns of record or is known by the Company to own beneficially, more than five (5%) percent of such securities, and by the Company's Named Executive Officers and by its Directors, both individually and as a group, and the percentage of such securities owned by each such person and the group. Unless otherwise indicated, such persons have sole voting and investment power with respect to shares listed as owned by them.

Name and Address                           Shares Owned    Percent of Class
----------------                           ------------    ----------------

Stephen M. Deixler (1)                        760,532            15.4%
371 Eagle Drive
Jupiter, Florida 33477

David I. Gould (2)                            199,337             4.0%
10844 White Aspen Way
Boca Raton, Florida  33428

Stephen B. Gray (3)(12)                       477,309             9.7%

Michael Radomsky (4)                          356,643             7.2%
8 Zaydee Drive

Edison, New Jersey 08837
William H. Whitney (5)                        214,998             4.5%
15 Jackson Avenue
Chatham, New Jersey 07928

Robert M. Groll (6)                           100,852             2.1%
52 Village Lane
Freehold, New Jersey 07728

John F. McTigue (7)(12)                       100,760             2.0%

Stephen P. Roma (8)                           484,399             9.8%
91 Durand Drive
Marlboro, New Jersey 07748

Special Situations Fund, III, L.P.(9)         855,863            16.7%

MGP Advisers Limited Partnership (9)          855,863            16.7%

AWM Investment Company, Inc. (9)            1,157,133            22.2%

Austin W. Marxe (9)                         1,157,133            22.2%

Jay Associates LLC (10)                       480,000             9.3%
1118 Avenue J
Brooklyn, New York  11230

Alpha Investments LLC (11)                    336,000             6.6%
5611 North 16th Street #300
Phoenix, Arizona  85016

Alexander C. Stark (12)(13)                    85,000             1.6%

Directors and executive
  officers as a group (9 Persons)           2,779,830            52.5%

---------------------

(1)        Does  not  include  214,436  shares  of  Common  Stock  owned  by Mr.
           Deixler's wife, mother, children and grandchildren as to which shares Mr. Deixler disclaims beneficial ownership. Includes 120,406 shares of Common Stock held by Merrill Lynch Pierce Fenner & Smith custodian f/b/o Stephen M. Deixler, IRA. Includes 27,500 shares of Common Stock which may be acquired pursuant to currently exercisable non-employee director options under the

           1994 Plan. Also includes 53,330 shares issuable upon exercise of currently exercisable Class A and Class B Warrants of the 1996 Private Placement.

(2) Includes 50,000 shares of Common Stock which may be acquired pursuant to currently exercisable options granted outside the Company's 1984 Stock Option Plan and the 1994 Plan. Also includes 52,500 shares of common Stock which may be acquired pursuant to currently exercisable non-employee director options under the 1994 Plan.

(3)        Includes  400,000  shares  of  Common  Stock  which  may be  acquired pursuant to currently exercisable options granted outside the Company's 1994 Plan. Also includes 77,309 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the Company's 1994 Plan.

(4) Includes 90,000 shares of Common Stock which may be acquired pursuant to currently exercisable options granted outside the Company's 1994 Plan. Also includes 52,339 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the Company's 1994 Plan.

(5) Includes 90,000 shares of Common Stock which may be acquired pursuant to currently exercisable options granted outside the Company's 1994 Plan. Also includes 52,184 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the Company's 1994 Plan.

(6) Includes 56,684 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the 1994 Plan.

(7) Includes 100,760 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the Company's 1994 Plan.

(8) Includes 47,877 shares of Common Stock held by Donaldson, Lufkin & Jenrette Securities Corporation custodian f/b/o Stephen P. Roma, IRA. Includes 8,400 shares of Common Stock held by Mr. Roma and his wife as joint tenants. Also includes 27,500 shares of common Stock which may be acquired pursuant to currently exercisable non-employee director options under the 1994 Plan. Also includes 53,330 shares issuable upon exercise of currently exercisable Class A and Class B Warrants of the 1996 Private Placement. Does not include 1,200 shares of Common Stock held by Mr. Roma as custodian for his son or 29,108 shares owned by Mr. Roma's wife, some of which are held in Mrs. Roma's individual retirement account, as to which shares Mr. Roma disclaims beneficial ownership.

(9) Special Situations Fund III, L.P., a Delaware limited partnership (the "Fund"), MGP Advisers Limited Partnership, a Delaware limited partnership ("MGP"), AWM Investment Company, Inc., a Delaware
           corporation ("AWM"), and Austin W. Marxe have filed a Schedule 13G, the latest amendment of which is dated January 27, 1997. All presented information is based on the information contained in the
           Schedule 13G and subsequent information known to the Company. The address of each of the reporting persons is 153

           East 53rd Street, New York, New York 10022. The Fund has sole voting and dispositive power with respect to 855,863 shares; MGP has sole dispositive power with respect to 855,863 shares; AWM has sole voting power with respect to 301,270 shares and sole dispositive power with respect to 1,157,133 shares; and Mr. Marxe has sole voting power with respect to 301,270 shares, shared voting power with respect to 855,863 shares and sole dispositive power with respect to 1,157,133 shares. MGP is a general partner of and investment advisor to the Fund. AWM, which is primarily owned by Mr. Marxe, is the sole general partner of MGP. Mr. Marxe, the principal limited partner of MGP and the President of AWM, is principally responsible for the selection, acquisition and disposition of the portfolio securities by AWM on behalf of MGP, the Fund and another fund that beneficially owns shares included in the shares beneficially owned by AWM and Mr. Marxe. Also includes 267,242 shares issuable upon exercise of currently exercisable Class A and Class B Warrants of the 1996 Private Placement held by the Fund and MGP and 364,422 shares issuable upon exercise of currently exercisable Class A and Class B Warrants of the 1996 Private Placement held by AWM and Mr. Marxe.

(10)       Includes   320,000   shares   issuable  upon  exercise  of  currently
           exercisable  Class  A and  Class  B  Warrants  of  the  1996  Private
           Placement.

(11)       Includes   224,000   shares   issuable  upon  exercise  of  currently
           exercisable  Class  A and  Class  B  Warrants  of  the  1996  Private
           Placement.

(12) The address of such person is c/o the Company, 21 Meridian Avenue, Edison, New Jersey 08820.

(13) Includes 35,000 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the Company's 1994 Plan.


              12. Certain Relationships and Related Transactions.

              Mr. David I. Gould, formerly an executive officer and director of the Company entered into a consulting agreement with the Company, that became effective on May 1, 1995 upon the expiration date of his employment agreement on April 30, 1995. The consulting agreement provides for a four-year term, with an automatic one year renewal, and compensation at the rate of $1,000 per day for services provided. The consulting agreement further provides that Mr. Gould will not receive less than $40,000 nor more than $220,000 per year, and that the rendering of any services above $40,000 must be with the prior approval of the Company. During fiscal 1998, Mr. Gould was paid $40,000 under this agreement.

              On April 1, 1996, the Company entered into a six-month compensation agreement with Mr. Lonnie L. Sciambi, a former executive officer and director of the Company after the expiration of the Company's employment agreement with Mr. Sciambi. The compensation agreement provided for compensation in the aggregate sum of $100,000, as well as certain benefits during the term. In addition, Mr. Sciambi was granted a stock option under the Company's 1994 Plan to purchase 23,196 shares of Common Stock.

              In April 1996, the Company completed the 1996 Private Placement to accredited investors of an aggregate of 1,101,467 Units for gross proceeds of $1,376,933.75, each Unit consisting of one share of Common Stock and one Class A Warrant and one Class B Warrant, each of which are exercisable into one share of Common Stock. Stephen M. Deixler, an executive officer and a director of the Company and Stephen P. Roma, a director of the Company, who each held preemptive rights to purchase Units in this offering, each purchased 26,665 Units at a price of $1.25 per Unit for the aggregate consideration of $33,331.25 Additionally, in connection with the 1996 Private Placement, Special Situations Fund III, L.P., also the holder of preemptive rights, purchased 133,621 Units at $1.25 for the aggregate consideration of $167,026.25.

              In September 1995, the Company formed a wholly-owned subsidiary, MicroFrame Europe N.V., which, in turn, acquired all of the issued and outstanding shares of capital stock of European Business Associates BVBA ("EBA") of Brussels, Belgium from Marc Kegelaers, its sole shareholder. In connection with such acquisition, MicroFrame Europe N.V. entered into a consulting agreement with Mr. Kegelaers for a term of five years. The consulting agreement provides for a consulting fee in the aggregate sum of U.S. $75,000 annually, with annual 5% increases over the term, as well as the reimbursement of certain expenses during the term.


              13. Exhibits and Reports on Form 8-K.

(a)    Exhibits
       --------

Exhibit
No.       Description                          Exhibit Reference
-------   -----------                          -----------------


3.1       Certificate of Incorporation of      Incorporated by reference to Exhibit 3.2 of
          the Company                          the Form 10-K for the fiscal year ended
                                               March 31, 1992 (the "1992 10-K")

3.2       By-Laws of the Company               Incorporated by reference to Exhibit 3.2 of
                                               Amendment No. 1 to the Company's
                                               Registration Statement on Form SB-2 (No.
                                               33-66688) dated October 26, 1993
                                               ("Amendment No. 1 to the Registration
                                               Statement")

                                       38

3.3       Amendment to Certificate of          Incorporated by reference to Exhibit 3.3 of
          Incorporation filed September        the Form 10-KSB for the fiscal year ended
          14, 1992                             March 31, 1993 (the "1993 10-KSB")

3.4       Amendment to Certificate of          Incorporated by reference to Exhibit 3.4 of
          Incorporation filed September        Amendment No. 1 to the Registration
          20, 1993                             Statement

3.5       Form of Specimen Common              Incorporated by reference to Exhibit 3.5 of
          Stock Certificate                    Amendment No. 2 to the Company's
                                               Registration Statement on Form SB-2 (No.
                                               33-66688) dated December 1, 1993
                                               ("Amendment No. 2 to the Registration
                                               Statement")

10.1      1984 Stock Option Plan               Incorporated by reference to Exhibit 10.4 of
                                               the of the Form 10-K for the fiscal year
                                               ended March 31, 1985




10.2      Amendment No. 2 to 1984              Incorporated by reference to Exhibit 10.5 of
          Stock Option Plan                    the Form 10-K for the fiscal year ended
                                               March 31, 1986 (the "1986 10-K")

10.3      Lease Agreement                      Incorporated by reference to Exhibit 10.6 of
                                               the Form 10-K for the fiscal year ended
                                               March 31, 1991 (the "1991 10-K")

10.4      Stock Purchase Agreement             Incorporated by reference to Exhibit 10.4 of
          dated May 10, 1993 pursuant to       the 1993 10-KSB
          Private Placement

10.5      Employment Agreement dated           Incorporated by reference to Exhibit 10.5 of

                                       39

          as of May 2, 1992 between            Amendment No. 2 to the Registration
          David I. Gould and the               Statement
          Company

10.6      Loan Agreement between the           Incorporated by reference to Exhibit 10.6 of
          Company and New Jersey               the 199310-KSB
          National Bank

10.7      Letter Agreement dated April         Incorporated by reference to Exhibit 10.7 of
          28, 1993 between the Company         Amendment No. 1 to the Registration
          and New Jersey National Bank         Statement

10.8      Form of Consulting Agreement         Incorporated by reference to Exhibit 10.8 of
          between David I. Gould and the       Amendment No. 1 to the Registration
          Company                              Statement

10.9      Agreement between American           Incorporated by reference to Exhibit 10.9 of
          Telephone and Telegraph              Amendment No. 2 to the Registration
          Company and the Company              Statement
          dated September 17, 1993

10.10     Joint Marketing Agreement            Incorporated by reference to Exhibit 10.10
          between MCI Telecommunica            of Amendment No. 2 to the Registration
          tions Corporation and the            Statement
          Company dated September 1,
          1992, together with Amend
          ment No. 1 dated July 7, 1993

10.11     Employment Agreement dated           Incorporated by reference to Exhibit 10.11
          as of January 1, 1994 between        of Form 10-KSB for the fiscal year ended
          Michael Radomsky and the             March 31, 1994 (the "1994 10-KSB")
          Company

                                       40

10.12     Employment Agreement dated           Incorporated by reference to Exhibit 10.12
          as of January 1, 1994 between        of the 1994 10-KSB
          William H. Whitney and the
          Company

10.13     Employment Agreement dated           Incorporated by reference to Exhibit 10.13
          as of January 1, 1994 between        of the 1994 10-KSB
          Robert M. Groll and the
          Company

10.14     Employment Agreement dated           Incorporated by reference to Exhibit 10.15
          as of January 1, 1994 between        of Amendment No. 2 to the Registration
          P. David Bocksch and the             Statement
          Company

10.15     Amendments to Lease                  Incorporated by reference to Exhibit 10.15
                                               of the 1994 10-KSB

10.16     Amendment to Loan and                Incorporated by reference to Exhibit 10.16
          Security Agreement between           of Form 10-QSB for the quarter ended
          the Company and CoreStates           September 30, 1994
          Bank, N.A. dated September 8,
          1994.

10.17     Consulting Agreement between         Incorporated by reference to Exhibit 10.17
          the Company and P. David             to Form 8-K dated November 30, 1994
          Bocksch dated November 14,
          1994

10.18     Employment Agreement dated           Incorporated by reference to Exhibit 10.18
          as of October 11, 1994 between       to Form 10-QSB for the quarter ended
          the Company and Lonnie L.            December 31, 1994
          Sciambi

10.19     Incentive Bonus Plan of the          Incorporated by reference to Exhibit 10.19
          Company for the fiscal year          to Form 10-QSB for the quarter ended
          ended March 31, 1995                 December 31, 1994


                                       41


10.20     Letter from Feldman Sablosky         Incorporated by reference to Exhibit 10.20
          & Company to the Securities          to Form 8-K dated March 13, 1995
          and Exchange Commission
          relating to Item 4 of Form 8-K

10.21     1994 Stock Option Plan               Incorporated by reference from the
                                               Company's Proxy Statement dated August
                                               15, 1994 for the Company's Annual Meeting
                                               of Shareholders held on September 19, 1994

10.22     Non-Qualified Stock Option           Incorporated by reference to Exhibit 10.22
          Agreement dated December 19,         of the 1994 10-KSB
          1994 between the Company and
          Cameron Towey Neilson, Inc.

10.23     Purchase Agreement dated             Incorporated by reference to Exhibit 10.23
          December 21, 1994 between the        of the 1994 10-KSB
          Company and Ericsson Business
          Networks AB

10.24     Employment Agreement dated           Incorporated by reference to Exhibit 10.24
          as of March 27, 1995 between         of the 1994 10-KSB
          the Company and Stephen B.
          Gray

10.25     Letter dated April 5, 1995 from      Incorporated by reference to Exhibit 10.25
          the Company to P. David              of the 1994 10-KSB
          Bocksch terminating his
          Consulting Agreement

10.26     Incentive Bonus Plan of the          Incorporated by reference to Exhibit 10.26
          Company for the fiscal year          of the 1994 10-KSB
          ending March 31, 1996

                                       42


10.27     Letter of Intent dated April 9,      Filed herewith
          1998 With Solcom Systems,
          Ltd.


10.28     Line of Credit Agreement with        Filed herewith
          United National Bank Dated
          November 17, 1997

23.1      Consent of Pricewaterhouse           Filed herewith
          Coopers LLP


(b)    Reports on Form 8-K

               On May 19, 1998, the Company filed a Current Report on Form 8-K disclosing a press release in connection with the execution of a letter of intent relating to the Company's proposed acquisition of SolCom Systems Limited.

                          Index to Financial Statements


Report of Independent Accountants.                                                           F-1

Consolidated Balance Sheets as of March 31, 1998 and March 31, 1997.                         F-2

Consolidated Statements of Income for the years ended March 31, 1998 and 1997.               F-3

Consolidated Statements of Cash Flows for the years ended March 31, 1998 and 1997.           F-4

Consolidated Statements of Changes in Stockholders' Equity for the years ended
March 31, 1998 and March 31, 1997.                                                           F-5

Notes to Consolidated Financial Statements.                                               F-6-18


                                   SIGNATURES

              In accordance with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Edison and State of New Jersey, on June 29, 1998.

                                         MICROFRAME, INC.



                                     By:  /s/ Stephen B. Gray
                                         ---------------------------------------
                                         Stephen B. Gray, President, Chief
                                         Executive Officer, and Chief Operating
                                         Officer

              In accordance with the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                               Signature and Title
                               -------------------



/s/ Stephen B. Gray                                  June 29, 1998
---------------------------------------
Stephen B. Gray, President, Chief
Executive Officer, Chief Operating
Officer (Principal Executive Officer)




/s/ John F. McTigue                                  June 29, 1998
---------------------------------------
John F. McTigue, Vice President -
Operations, Chief Financial Officer, Treasurer and
Assistant secretary (Principal Financial Officer and
Principal Accounting Officer)




/s/ Stephen M. Deixler                               June 29, 1998
---------------------------------------
Stephen M. Deixler, Chairman of the
Board of Directors, Treasurer

/s/ Michael Radomsky                                 June 29, 1998
---------------------------------------
Michael Radomsky, Executive Vice
President, Secretary, Director



/s/ Stephen P. Roma
---------------------------------------              June 29, 1998
Stephen P. Roma, Director



/s/ Alexander C. Stark
---------------------------------------              June 29, 1998
Alexander C. Stark, Director



Exhibit Index

Exhibit
No.       Description                                    Exhibit Reference
-------   -----------                                    -----------------

3.1       Certificate of Incorporation of the            Incorporated by reference to Exhibit 3.2 of the Form
          Company                                        10-K for the fiscal year ended March 31, 1992 (the
                                                         "1992 10-K")

3.2       By-Laws of the Company                         Incorporated by reference to Exhibit 3.2 of
                                                         Amendment No. 1 to the Company's Registration
                                                         Statement on Form SB-2 (No. 33-66688) dated
                                                         October 26, 1993 ("Amendment No. 1 to the
                                                         Registration Statement")

3.3       Amendment to Certificate of                    Incorporated by reference to Exhibit 3.3 of the Form
          Incorporation filed September 14, 1992         10-KSB for the fiscal year ended March 31, 1993 (the
                                                         "1993 10-KSB")

3.4       Amendment to Certificate of                    Incorporated by reference to Exhibit 3.4 of
          Incorporation filed September 20, 1993         Amendment No. 1 to the Registration Statement


3.5       Form of Specimen Common Stock                  Incorporated by reference to Exhibit 3.5 of
          Certificate                                    Amendment No. 2 to the Company's Registration
                                                         Statement on Form SB-2 (No. 33-66688) dated
                                                         December 1, 1993 ("Amendment No. 2 to the
                                                         Registration Statement")

10.1      1984 Stock Option Plan                         Incorporated by reference to Exhibit 10.4 of the of the
                                                         Form 10-K for the fiscal year ended March 31, 1985

10.2      Amendment No. 2 to 1984 Stock                  Incorporated by reference to Exhibit 10.5 of the Form
          Option Plan                                    10-K for the fiscal year ended March 31, 1986 (the
                                                         "1986 10-K")

10.3      Lease Agreement                                Incorporated by reference to Exhibit 10.6 of the Form
                                                         10-K for the fiscal year ended March 31, 1991 (the
                                                         "1991 10-K")






10.4      Stock Purchase Agreement dated May             Incorporated by reference to Exhibit 10.4 of the 1993
          10, 1993 pursuant to Private Placement         10-KSB


10.5      Employment Agreement dated as of               Incorporated by reference to Exhibit 10.5 of
          May 2, 1992 between David I. Gould             Amendment No. 2 to the Registration Statement
          and the Company

10.6      Loan Agreement between the Company             Incorporated by reference to Exhibit 10.6 of the
          and New Jersey National Bank                   199310-KSB


10.7      Letter Agreement dated April 28, 1993          Incorporated by reference to Exhibit 10.7 of
          between the Company and New Jersey             Amendment No. 1 to the Registration Statement
          National Bank

10.8      Form of Consulting Agreement                   Incorporated by reference to Exhibit 10.8 of
          between David I. Gould and the                 Amendment No. 1 to the Registration Statement
          Company

10.9      Agreement between American                     Incorporated by reference to Exhibit 10.9 of
          Telephone and Telegraph Company                Amendment No. 2 to the Registration Statement
          and the Company dated September 17,
          1993

10.10     Joint Marketing Agreement between              Incorporated by reference to Exhibit 10.10 of
          MCI Telecommunications Corporation             Amendment No. 2 to the Registration Statement
          and the Company dated September 1,
          1992, together with Amendment No. 1
          dated July 7, 1993

10.11     Employment Agreement dated as of               Incorporated by reference to Exhibit 10.11 of Form
          January 1, 1994 between Michael                10-KSB for the fiscal year ended March 31, 1994 (the
          Radomsky and the Company                       "1994 10-KSB")

10.12     Employment Agreement dated as of               Incorporated by reference to Exhibit 10.12 of the 1994
          January 1, 1994 between William H.             10-KSB
          Whitney and the Company




10.13     Employment Agreement dated as of               Incorporated by reference to Exhibit 10.13 of the 1994
          January 1, 1994 between Robert M.              10-KSB
          Groll and the Company

10.14     Employment Agreement dated as of               Incorporated by reference to Exhibit 10.15 of
          January 1, 1994 between P. David               Amendment No. 2 to the Registration Statement
          Bocksch and the Company

10.15     Amendments to Lease                            Incorporated by reference to Exhibit 10.15 of the 1994
                                                         10-KSB

10.16     Amendment to Loan and Security                 Incorporated by reference to Exhibit 10.16 of Form
          Agreement between the Company and              10-QSB for the quarter ended September 30, 1994
          CoreStates Bank, N.A. dated
          September 8, 1994.

10.17     Consulting Agreement between the               Incorporated by reference to Exhibit 10.17 to Form 8-
          Company and P. David Bocksch dated             K dated November 30, 1994
          November 14, 1994

10.18     Employment Agreement dated as of               Incorporated by reference to Exhibit 10.18 to Form
          October 11, 1994 between the                   10-QSB for the quarter ended December 31, 1994
          Company and Lonnie L. Sciambi

10.19     Incentive Bonus Plan of the Company            Incorporated by reference to Exhibit 10.19 to Form
          for the fiscal year ended March 31,            10-QSB for the quarter ended December 31, 1994
          1995

10.20     Letter from Feldman Sablosky &                 Incorporated by reference to Exhibit 10.20 to Form 8-
          Company to the Securities and                  K dated March 13, 1995
          Exchange Commission relating to Item
          4 of Form 8-K

10.21     1994 Stock Option Plan                         Incorporated by reference from the Company's Proxy



                                                         Statement dated August 15, 1994 for the Company's
                                                         Annual Meeting of Shareholders held on September
                                                         19, 1994

10.22     Non-Qualified Stock Option                     Incorporated by reference to Exhibit 10.22 of the 1994
          Agreement dated December 19, 1994              10-KSB
          between the Company and Cameron
          Towey Neilson, Inc.

10.23     Purchase Agreement dated December              Incorporated by reference to Exhibit 10.23 of the 1994
          21, 1994 between the Company and               10-KSB
          Ericsson Business Networks AB

10.24     Employment Agreement dated as of               Incorporated by reference to Exhibit 10.24 of the 1994
          March 27, 1995 between the Company             10-KSB
          and Stephen B. Gray

10.25     Letter dated April 5, 1995 from the            Incorporated by reference to Exhibit 10.25 of the 1994
          Company to P. David Bocksch                    10-KSB
          terminating his Consulting Agreement

10.26     Incentive Bonus Plan of the Company            Incorporated by reference to Exhibit 10.26 of the 1994
          for the fiscal year ending March 31,           10-KSB
          1996

10.27     Letter of Intent dated April 9, 1998           Filed herewith
          With SolCom Systems, Ltd.

10.28     Line of Credit Agreement with United           Filed herewith
          National Bank Dated November 17,
          1997

23.1      Consent of Pricewaterhouse Coopers             Filed herewith
          LLP

                                                                   Exhibit 10.27





MICROFRAME, INC.
21 Meridian Avenue
Edison, New Jersey 08820



                                              April 9, 1998


CONFIDENTIAL
------------

SolCom Systems Limited
SolCom House
Meikle Road
Kirkton Campus
Livingston EH547DE
Scotland

SolCom Systems, Inc.
1801 Robert Fulton Drive
Suite 400
Reston, Virginia 20191

Shareholders of SolCom Systems Limited
set forth on Signature Page hereto

Gentlemen:

               MicroFrame, Inc., a New Jersey corporation ("MicroFrame") is pleased to present to you this Letter of Intent with respect to MicroFrame's interest in acquiring, as set forth in Sections 1 through 6 below (the "Transaction"), all of the outstanding stock of SolCom Systems Limited, a corporation organized under the laws of Scotland (the "Parent") and SolCom Systems, Inc., a

Delaware corporation and wholly-owned subsidiary of SolCom (the "Subsidiary" and together with the Parent, "SolCom").

                The following Sections 1 through 5 of this Letter of Intent reflect our current mutual understanding of the matters described therein (collectively, the "Non-Binding Provisions"). Except as set forth in Section 6 hereof, none of the provisions set forth herein shall be binding upon any of the parties hereto, and none of the parties to this Letter of Intent shall have any liability to any other party based upon, arising from or relating to any of the Non-Binding Provisions.

               The terms of our proposal regarding the Transaction are as follows:

         1. Basic Transaction. MicroFrame or a newly-formed wholly-owned subsidiary corporation of MicroFrame would acquire all or substantially all of the outstanding capital stock or assets of SolCom through a statutory merger or other acquisition structure. The parties will consult with their respective attorneys, accountants and advisors for the purpose of entering into a definitive merger agreement or other applicable definitive agreement together with any other necessary or appropriate agreements or instruments (collectively referred to herein as the "Merger Agreement"). In structuring the Transaction and the Merger Agreement, the parties would seek to qualify for "pooling of interest" accounting treatment and would seek to minimize any taxes applicable to the Transaction or to the parties and their respective affiliates and subsidiaries after the completion of the Transaction, including, but not limited to, the treatment of the Transaction as a tax-free reorganization under United States and United Kingdom laws, the reduction or elimination of income taxes, capital gains taxes and withholding taxes, and the utilization and preservation of tax attributes (e.g., net operating losses and foreign tax credits) arising prior to and subsequent to completion of the Transaction. In connection with the Transaction, MicroFrame may elect to reincorporate in the State of Delaware.

         2. Issuance of MicroFrame Common Stock. At the closing of the Transaction pursuant to the Merger Agreement (the "Closing"), MicroFrame would issue to the shareholders and optionholders of SolCom that number of shares of common stock of MicroFrame, par value $.001 per share (the "Common Stock"), or, in the case of optionholders, if appropriate and agreed to by the parties, options therefor, equal to one hundred (100%) percent of the sum of (i) the number of issued and outstanding shares of Common Stock as of the date of the Merger Agreement and (ii) any and all outstanding options to purchase shares of Common Stock (collectively, the "Merger Shares"), it being the intention of the parties to exclude from the calculation of the Merger Shares any and all outstanding warrants to purchase shares of Common Stock. The Merger Shares would be issued in accordance with Regulation S pursuant to the Securities Act of 1933, as amended (the "Act") or other exemption under the Act as determined by MicroFrame and its counsel. The Merger Shares would be "restricted securities" within the meaning of the Act and could only be resold in accordance with an exemption under the Act satisfactory to counsel for MicroFrame or upon an effective registration statement with respect to the Merger Shares.

         3. Representations and Warranties. MicroFrame, SolCom and Peter Wilson, Peter McLaren and Hugh Evans, as principal shareholders of the Parent (collectively, the "Shareholders"), together with any other shareholders of the Parent to be agreed to by the parties, will be expected to make representations and warranties upon terms mutually agreed to by the relevant parties and subject to disclosure schedules in the Merger Agreement. The Merger Agreement will contain certain limitations of liability to be agreed to by the parties with respect to the representations and warranties and the indemnities referred to below.

         4. Indemnification. MicroFrame, SolCom and the Shareholders would also agree to indemnify each other in the Merger Agreement against various potential liabilities, upon terms mutually agreed to by the relevant parties and subject to disclosure schedules in the Merger Agreement.

         5. Conditions to Proposed Transaction. The Merger Agreement would contain such representations, warranties, indemnities, conditions and agreements appropriate to transactions of this nature as may be agreed to by the relevant parties and in addition, would specifically provide that the closing of the Transaction would be subject to the following terms and conditions in a manner, form and substance acceptable to MicroFrame, SolCom and their respective attorneys:

                  a. completion of due diligence satisfactory to the parties, which due diligence would be completed prior to the execution and delivery of the Merger Agreement;

                  b.  receipt  of  all  necessary   consents  and  approvals  of
                      governmental bodies, lenders, lessors, vendors, landlords, and other contractual and third parties;

                  c. absence of any material adverse change in SolCom's or MicroFrame's business, financial condition, assets, prospects or operations from the execution of the Merger Agreement until such time as the Transaction is consummated;

                  d. absence of material pending or threatened litigation with respect to SolCom or MicroFrame;

                  e. delivery of a legal opinion, closing certificates and other appropriate documentation requested by MicroFrame, SolCom and their respective counsel as agreed by the parties;

                  f. delivery by SolCom of (i) audited financial statements of SolCom through March 31, 1998 and (ii) unaudited "stub period" financial statements for subsequent periods satisfactory to MicroFrame and its accountants, which financial statements shall be prepared in a format consistent with accounting policies in effect with respect to those audited financial statements, together with short-term projections for the period from April 1, 1998 through March 31, 1999 prepared in a quarterly format; and delivery by MicroFrame of audited financial statements of MicroFrame for the year ended March 31, 1998 and unaudited "stub period" financial statements for subsequent periods, which financial statements shall be prepared in accordance with United States Generally Accepted Accounting Principles;

                  g.  approval  of  the  Transaction  by  the   shareholders  of
                      MicroFrame and SolCom;

                  h. clearance by the Securities and Exchange Commission (the "Commission") of an Information Statement pursuant to Regulation 14C under the Securities Exchange Act of 1934, as amended;

                  i. delivery of a fairness opinion in connection with the Transaction satisfactory to the boards of directors of MicroFrame and SolCom, which opinion would be delivered prior to the execution and delivery of the Merger Agreement;

                  j. election to the MicroFrame Board of Directors of two (2) nominees selected by SolCom; and

                  k. piggyback registration rights with respect to the Merger Shares and an undertaking by MicroFrame to use its best efforts to register the Merger Shares with the Commission within 12 months of the consummation of the Transaction.

         6. Binding Provisions. Upon execution by SolCom and the Shareholders of this Letter of Intent, the matters described in each of the following subsections of this Section 6 (collectively, the "Binding Provisions") shall constitute the valid, legally binding and enforceable agreements of the respective parties bound therein and shall continue indefinitely from the date hereof except as otherwise explicitly set forth herein.

                  a. Exclusivity. SolCom, the Shareholders and MicroFrame acknowledge that each such party will devote substantial time and resources and incur substantial expenses in connection with the investigation and documentation of the Transaction. To induce each such party to devote such time and resources and to incur such expenses, the parties agree that prior to the earlier of (I) the date of the execution and delivery by the parties of the Merger
                      Agreement or (II) forty- five (45) days from the date hereof, they will not (without the prior written consent of the other party) directly or indirectly, nor will they knowingly permit any officer, director, employee, agent or advisor of MicroFrame or SolCom, as the case may be, to:
                      (i) solicit, initiate, accept, encourage or engage in any discussions with respect to proposals or offers from any corporation, partnership, limited liability entity, trust or any other person or entity, or any group thereof, relating to (A) any acquisition, purchase or option to purchase any of the shares of capital stock of SolCom or MicroFrame or any of the assets (other than sales of inventory in the ordinary course of business) of, or any other equity interest in, SolCom or MicroFrame, or (B) any merger, consolidation or other form of business combination or joint venture with SolCom or MicroFrame;
                      (ii) continue (and cause any officer, director, employee, agent or advisor of SolCom or MicroFrame to discontinue) any of the foregoing in the event that such has commenced prior to the execution of this Letter of Intent; or (iii) furnish to any such person or entity any information with respect to any of the foregoing. If any party receives any such proposals or offers, such party shall notify the other party in writing of such proposals or offers as promptly as reasonably practicable.

                  b. Standstill. In the event that the Transaction is consummated, for a period of one (1) year from the date of such consummation, the Shareholders shall not acquire any shares of Common Stock except in accordance with the Merger Agreement.

                  c. Access. For the period through and including the earlier of (I) the date of the execution and delivery by the parties of the Merger Agreement or (II) forty-five (45) days from the date hereof, each of SolCom and MicroFrame shall hereafter provide to each other complete access to its facilities, books and records, in each instance during normal business hours and upon reasonable notice, and shall cause its directors, officers, employees, accountants, attorneys, agents, advisors and representatives (collectively, "Representatives") to cooperate fully with SolCom or MicroFrame, as the case may be, and their respective Representatives in connection with the Transaction, the review and investigation of each party, and the assets, contracts, liabilities, operations, records and other aspects of the business of SolCom and MicroFrame.

                  d. Confidentiality. The parties hereby acknowledge and agree that MicroFrame and the Subsidiary are parties to a certain Mutual Non-Disclosure Agreement dated as of January 30, 1998 (the "Non-Disclosure Agreement"). The parties hereto hereby agree that the Non-Disclosure Agreement shall (i) additionally apply in each and every respect to the Parent and the Shareholders and (ii) be supplemented such that neither SolCom, the Shareholders nor MicroFrame shall, for a period of two (2) years from the date hereof, solicit directly or indirectly, or cause any third party to solicit directly or indirectly on behalf of any party, as the case may be, any employee of any other party or its affiliates (while such persons are so employed by such other party or its affiliates) for employment or other services.

                  e. Conduct of Business. For the period through and including the earlier of (I) the date of the execution and delivery by the parties of the Merger Agreement or (II) forty-five
                      (45) days from the date hereof, (i) each of SolCom and MicroFrame shall hereafter (A) conduct its business and operations only in the ordinary course, (B) not engage in any material transaction outside the ordinary course without the other party's prior written consent, and (C) use its reasonable commercial efforts to preserve intact its business organization, keep available the services of its employees, and maintain satisfactory relationships with suppliers, contractors, customers, potential customers and others having business relationships with such party; and (ii) except as otherwise required by applicable law or contract (as determined in the sole discretion of counsel to MicroFrame), MicroFrame shall not issue any new equity securities or securities convertible into equity securities.

                  f. Disclosure. Except as and to the extent required by law or by the rules and regulations of NASDAQ (as determined in the sole discretion of counsel to MicroFrame), without the prior written consent of each of MicroFrame and SolCom, neither SolCom or the Shareholders, on the one hand, nor MicroFrame, on the other hand, shall, and each shall direct each Representative of such party not to, directly or indirectly make any public comment, statement or communication with respect to, or otherwise disclose or permit the disclosure or existence of discussions regarding, a possible transaction among them or any of the terms, conditions or other aspects of the Transaction proposed in this Letter of Intent.

                  g. Costs. SolCom and MicroFrame shall each be responsible for and bear its respective costs and expenses (including, without limitation, any fees of attorneys, accountants, brokers or finders) incurred in connection with this Letter of Intent or the proposed Transaction, provided that, in the event that during the time period subsequent to the execution of this Letter of Intent and prior to the execution and delivery of the Merger Agreement, either SolCom or the Shareholders, on the one hand, or MicroFrame, on the other hand, breaches any provision of this Section 6 to any material extent and such breach, if capable of remedy, is not remedied to the satisfaction of the other parties within a period of fourteen (14) days of notice such breach having been delivered to the other relevant parties, the other party shall be entitled to terminate this Letter of Intent and shall be entitled to liquidated damages in an amount equal to the lesser of (i) such party's actual legal, accounting and other costs reasonably incurred in connection with the Transaction or
                      (ii) $150,000. Each of the parties hereto hereby represents and warrants to the other parties that no broker's or finder's fees have been or will be incurred by any of them in connection with this Letter of Intent or the proposed Transaction. SolCom shall only incur liability hereunder if and to the extent that SolCom may lawfully incur such liability in accordance with the applicable laws of Scotland.

                  h. Governing Law; Venue. This Letter of Intent shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflict or choice of law principles thereof. The parties hereto hereby consent to the jurisdiction and venue of the federal and state courts located in New York County, New York, in any action or proceeding relating to the subject matter of this Letter of Intent.

                  i. Entire Agreement; Assignment. This Letter of Intent, together with the Non- Disclosure Agreement, as amended herein, constitutes the entire agreement between the parties, superseding all prior oral and written agreements, understandings, representations and warranties and courses of conduct dealing between the parties with respect to the subject matter hereof. Except as otherwise provided herein, this Letter of Intent may be amended or modified only by a writing executed by each of the parties. No party may assign this Letter of Intent or any of its respective rights or obligations hereunder without the prior written consent of the other parties.

                  j. Survival. This Letter of Intent shall be superseded in all respects upon the execution and delivery of the Merger Agreement, provided that, in the event that this Letter of Intent is terminated prior to the execution and delivery of the

                      Merger  Agreement,  Sections 6(a),  (d), (g) and (h) shall
                      survive  such   termination   in  accordance   with  their
                      respective terms notwithstanding such termination.

         Kindly indicate your approval and agreement with the foregoing by executing this Letter of Intent in the space provided below and returning a copy thereof to the undersigned.

                                              Very truly yours,

                                              MICROFRAME, INC.



                                              By: /s/ Stephen B. Gray
                                                 -------------------------------
                                                  Stephen B. Gray, President

AGREED AND ACCEPTED:

SOLCOM SYSTEMS LIMITED



By:
   -------------------------------
      Name:
      Title:

SOLCOM SYSTEMS, INC.


By:
    -------------------------------
      Name:
      Title:

SHAREHOLDERS:

/s/ Peter Wilson
--------------------------------
Peter Wilson

/s/ Peter McLaren
--------------------------------
Peter McLaren

/s/ Hugh Evans
--------------------------------
Hugh Evans

                                                                   Exhibit 10.28




   PROMISSORY NOTE

Principal      Loan Date      Maturity       Loan No.  Call      Collateral    Account         Officer   Initials
$1,000,000.00  11-17-1997     07-31-98       NEW       LINE      U             921101700;01    LGW


References in the
shaded  area  are
for Lender's  use
only and  do  not
the applicability
of  this document
to any particular
loan or item.


Borrower:  MicroFrame, Inc. (TIN: 22-2413505)   Lender:   UNITED NATIONAL BANK
           21 Meridian Road                               1130 ROUTE 22 EAST
           Edison, NJ  08820                              P.O. BOX 6000
                                                          BRIDGEWATER, NJ  08807

--------------------------------------------------------------------------------

Principal Amount: $1,000,000.00          Initial Rate: 9.000%
Date of Note: November 17, 1997

PROMISE TO PAY. Microframe, Inc. ("Borrower") promises to pay to UNITED NATIONAL BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million & 00/100 Dollars ($1,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.Borrower also promises to pay all applicable fees and expenses.

PAYMENT. Borrower will pay this loan on demand, or if no demand is made, in one payment of all outstanding principal plus all accrued unpaid interest on July 31, 1998. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning December 17, 1997, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index, which is the "Prime Rate" with respect to any day means the rate of interest adopted and made public from time to time by the Chase Manhattan Bank, New York, N.Y.; or its successors, as its Prime

Rate, but does not reflect the rate of interest charged to any particular class of borrower. In the event that there should be a change in the announced Prime Rate of Chase Manhattan Bank which would result in a change in the rate of interest on this Note, then, in that event, the rate of interest herein shall change accordingly as of the date of the said change without notice to the Borrower(s) or any Endorser, Guarantor, or Surety. Any such change shall not effect or alter any of the terms and conditions of this Note, all of which shall remain in full force and effect (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently is 8.500% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.500 percentage points over the Index, resulting in an initial rate of 9.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment. This late charge shall be paid to Lender by Borrower for the purpose of defraying the expense incident to the handling of the delinquent payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of or levy on any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.
(i) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within thirty (30) days; or (b) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

                                PROMISSORY NOTE
                                  (Continued)

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of New Jersey. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of SOMERSET County, the State of New Jersey. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of New Jersey.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by a Perfected Security Interest by UCC-1 filings on business assets.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized as provided in this paragraph to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority:
Stephen B. Gray, President; and John F. McTigue, Vice President & Chief Financial Officer. Advances under this line are at the sole discretion of the Bank and are in minimum amounts of One Thousand ($1,000.00) Dollars. To induce the Bank to accept this Note and make advances under this Note, the undersigned waives any rights that it may have arising out of past or present agreements or representations that would obligate the Bank to make such advances. Requests for such advances can be made by crediting the undersigned account # 400-335-9 (the Borrower's account). Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor

                                PROMISSORY NOTE
                                  (Continued)

seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

ANNUAL RENEWAL. Not withstanding the foregoing, the unpaid principal balance of the Note shall be due and payable, if not called earlier, together with all accrued and unpaid interest, fees and charges from the date of this Note to July 31, 1998. The Lender will have the option to renew the Line of Credit created by this Note and may terminate it at its absolute discretion by giving thirty (30) days written notice to the Borrower at any time. Should the Bank choose not to renew the facility, the Borrower(s) shall pay the Bank the entire outstanding principal balance together with all accrued and unpaid interest, thereon and all other unpaid fee, charges, and expenses.

BORROWER'S FINANCIAL STATEMENTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower(s) as being true and correct.

INTERIM FINANCIAL STATEMENTS. Borrower shall furnish Lender with, as soon as available, but in no event later than sixty (60) days after the end of each fiscal quarter, Profit and Loss Statements and Account Receivables list and aging report. All financial reports required to be provided under this Agreement shall be supplied by Borrower, prepared on a consistent basis and certified by Borrower as being true and correct.

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered 400-335-9 the amount of any loan payment. If the funds are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

BORROWING BASE REQUIREMENTS. Borrower covenants and agrees with Lender that while this Agreement is in effect: I) Maximum borrowings shall be the lesser of
a) $1,000,000.00; or b) 75.000% of aggregate amount of "Eligible Accounts." II) Eligible Accounts shall be Accounts Receivable that are under ninety (90) days evidenced by monthly Borrowing Base Certificate. III) Monthly Accounts Receivable aging reports are to be submitted to Lender, as soon as available, but in no case later than ten (10) days after the end of each month. IV) Lender will reserve the right to conduct an audit of Accounts Receivable, twice annually, at the Borrower's expense or at any time and frequency should a condition of default exist.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be

                                PROMISSORY NOTE
                                  (Continued)

released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

MicroFrame, Inc.



By: /s/ John F. McTigue
    -------------------------------
    John F. McTigue, Vice President

ATTEST:


                                                 (Corporate Seal)
----------------------------------

                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

---------

We consent to the incorporation by reference in the registration statements of MicroFrame, Inc. on Form S-3 (File No. 333-09507) and Form S-8 (File Nos. 33-61837 and 333-14681) of our report dated June 26, 1998, on our audits of the consolidated financial statements of MicroFrame, Inc. and Subsidiary as of March 31, 1998 and 1997, and for the years ended March 31, 1998 and 1997, which report is included in this Annual Report on Form 10-KSB.



/s/ Pricewaterhouse Coopers LLP

New York, New York
July 10, 1998

                         MICROFRAME, INC. AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS

                   For the years ended March 31, 1998 and 1997

Index to Consolidated Financial Statements


Report of Independent Accountants                                     F-1

Consolidated Balance Sheets as of March 31, 1998
    and March 31, 1997                                                F-2

Consolidated Statements of Operations for the years
    ended March 31, 1998 and 1997                                     F-3

Consolidated Statements of Cash Flows for the years
    ended March 31, 1998 and 1997                                     F-4

Consolidated Statements of Stockholders' Equity for
     the years ended March 31, 1998 and March 31, 1997                F-5

Notes to Consolidated Financial Statements                            F-6-20

Report of Independent Accountants



To the Board of Directors and Stockholders of MicroFrame, Inc. and Subsidiary:



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, cash flows and stockholders' equity present fairly, in all material respects, the financial position of MicroFrame, Inc. and Subsidiary (the "Company") at March 31, 1998 and 1997, and the results of their operations, cash flows and changes in stockholders' equity for each of the two years in the period ended March 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



/s/ PricewaterhouseCoopers LLP


New York, New York
June 26, 1998



MICROFRAME, INC. AND SUBSIDIARY

Consolidated Balance Sheets
as of March 31, 1998 and 1997


                                                                                    1998                    1997
                                                                              -----------------      ------------------
                                   ASSETS

Current assets:
   Cash and cash equivalents                                                    $       507,726         $       539,214
   Accounts receivable, less allowance for doubtful
      accounts of $126,000 and $100,000, respectively                                 2,667,319               1,898,810
   Inventory, net                                                                     1,425,351               1,030,343
   Current deferred tax assets                                                          366,137                 314,242
   Prepaid expenses and other current assets                                            153,568                 120,990
                                                                              -----------------      ------------------

        Total current assets                                                          5,120,101               3,903,599

Property and equipment at cost, net                                                     421,701                 343,123
Capitalized software, less accumulated amortization
   of $1,054,827 and $812,257, respectively                                             396,351                 315,568
Noncurrent deferred tax assets                                                          326,083                       -
Goodwill, less accumulated amortization of $26,130
   and $16,230, respectively                                                             75,480                  85,380
Security deposits                                                                        35,716                  34,703
                                                                              -----------------      ------------------
      Total assets                                                               $    6,375,432          $    4,682,373
                                                                              =================      ==================

        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Bank borrowings                                                               $      300,000                       -
   Current portion of long-term debt                                                     30,009                  42,266
   Accounts payable                                                                     910,842                 361,537
   Accrued payroll and related liabilities                                              348,397                 280,512
   Deferred income                                                                      181,573                 268,518
   Other current liabilities                                                            405,263                 255,346
                                                                              -----------------      ------------------

      Total current liabilities                                                       2,176,084               1,208,179
                                                                              -----------------      ------------------

Commitments and contingencies (Notes 8 and 9)
Deferred tax liabilities                                                                196,394                 173,077
Long-term debt                                                                        -                          30,398

Stockholders' equity:
   Preferred stock - par value $10 per share; authorized
      200,000 shares, none issued
   Common  stock - par value  $.001 per  share;  authorized  50,000,000  shares, issued  4,849,531  shares,  outstanding  4,849,131  shares and  subscribed
      50,000 shares at March 31, 1998; issued 4,839,203 shares and outstanding
      4,838,803 shares at March 31, 1997                                                  4,899                   4,839
   Additional paid-in capital                                                         6,345,613               6,212,828
   Stock subscription receivable                                                      (104,000)              -
   Accumulated deficit                                                              (2,231,638)             (2,942,948)
   Cumulative translation adjustment                                                    (7,920)              -
                                                                              -----------------      ------------------

                                                                                      4,006,954               3,274,719

Less - Treasury stock, 400 shares, at cost                                              (4,000)                 (4,000)
                                                                              -----------------      ------------------

      Total stockholders' equity                                                      4,002,954               3,270,719
                                                                              -----------------      ------------------

        Total liabilities and stockholders' equity                               $    6,375,432          $    4,682,373
                                                                              =================      ==================


        The accompanying notes are an integral part of these consolidated financial statements.

MICROFRAME, INC. AND SUBSIDIARY

Consolidated Statements of Operations
for the years ended March 31, 1998 and 1997


                                                                                  1998                   1997
                                                                           ------------------      ----------------

Net sales                                                                        $ 10,217,911           $ 7,343,624

Cost of sales                                                                       4,285,134             2,903,705
                                                                           ------------------      ----------------

Gross margin                                                                        5,932,777             4,439,919

Research and development expenses                                                   1,117,151               893,852
Selling, general and administrative expenses                                        4,419,521             3,355,961
                                                                           ------------------      ----------------

Income from operations                                                                396,105               190,106

Interest income                                                                        14,888                35,560
Interest expense                                                                      (4,344)              (24,380)
                                                                           ------------------      ----------------

Income before income tax benefit                                                      406,649               201,286

Income tax benefit                                                                  (304,661)             (141,165)
                                                                           ------------------      ----------------

Net income                                                                        $   711,310           $   342,451
                                                                           ==================      ================

Per share data:
Basic                                                                          $         0.15        $         0.07
Diluted                                                                        $         0.14        $         0.07
                                                                           ------------------      ----------------

Weighted average number of common shares outstanding                                4,840,357             4,730,713
                                                                           ------------------      ----------------


        The accompanying notes are an integral part of these consolidated financial statements.

MICROFRAME, INC. AND SUBSIDIARY

Consolidated Statements of Cash Flows
for the years ended March 31, 1998 and 1997


                                                                                      1998                   1997
                                                                                -----------------      -----------------

Cash flows from operating activities:
  Net income                                                                          $  711,310                342,451
   Adjustments to reconcile net income to net cash
      provided by operating activities:
      Depreciation and amortization                                                       485,738                360,263
      Provision for doubtful accounts                                                      26,000                 55,751
      Provision for inventory obsolescence                                               (15,000)                 75,000
      Noncash stock-based compensation charge                                              15,150                      --
      Deferred tax provision                                                            (354,661)              (141,165)
      Changes in operating assets and liabilities:
        Accounts receivable                                                             (794,509)              (414,000)
        Inventory                                                                       (380,008)               (20,473)
        Prepaid expenses and other current assets                                        (32,578)               (43,564)
        Security deposits                                                                 (1,013)                    280
        Accounts payable                                                                  549,305               (34,082)
        Accrued payroll and related liabilities                                            67,885                 10,738
        Deferred income                                                                  (86,945)                  9,662
        Other current liabilities                                                         141,997              (179,869)
                                                                                -----------------      -----------------

                 Net cash provided by operating activities                                332,671                 20,992
                                                                                -----------------      -----------------

Cash flows from investing activities:
   Capital expenditures                                                                 (311,846)              (120,131)
   Capitalized software                                                                 (323,353)              (212,174)
                                                                                -----------------      -----------------

                 Net cash used in investing activities                                  (635,199)              (332,305)
                                                                                -----------------      -----------------

Cash flows from financing activities:
   Borrowings under line of credit                                                        300,000             --
   Repayments of debt                                                                    (42,655)              (538,923)
   Issuances of common stock                                                               13,695              1,341,148
                                                                                -----------------      -----------------

                 Net cash provided by financing activities                                271,040                802,225
                                                                                -----------------      -----------------

Net (decrease) increase in cash and cash equivalents                                     (31,488)                490,912

Cash and cash equivalents - beginning of period                                           539,214                 48,302
                                                                                -----------------      -----------------

Cash and cash equivalents - end of period                                           $     507,726                539,214
                                                                                =================      =================

Supplemental information:
      Cash paid during period for interest                                         $        4,344                 24,380
                                                                                -----------------      -----------------

Noncash investing and financing activities:
   Common stock issued in connection with European Business
      Associates share earn out agreement                                                  12,538                 15,877
                                                                                =================      =================


  The accompanying notes are an integral part of these consolidated financial statements.

MICROFRAME, INC. AND SUBSIDIARY

Consolidated Statements of Stockholders' Equity for the years ended March 31, 1998 and 1997




                             Common Stock          Additional      Stock                      Cumulative                  Total
                                          Par       Paid-in     Subscription  Accumulated    Translation   Treasury   Stockholders'
                             Shares       Value     Capital      Receivable     Deficit       Adjustment     Stock       Equity
                           -----------   ------    ----------   ------------  ------------    ----------  ---------     -----------

Balance, March 31,1996       3,717,675    3,718    $4,856,924                 $(3,285,399)    $           $  (4000)     $ 1,571,243

Net income                                                                         342,451                                  342,451

Issuances of common stock    1,121,128    1,121     1,355,904                                                             1,357,025
                           -----------   ------    ----------   ------------  ------------    ----------  ---------     -----------

Balance, March 31, 1997      4,838,803    4,839     6,212,828                  (2,942,948)                  (4,000)       3,270,719
                           -----------   ------    ----------   ------------  ------------    ----------  ---------     -----------

Net income                                                                        711,310                                  711,310

Issuances of common stock       10,328       10        13,685                                                                13,695

Noncash stock-based
compensation                                           15,150                                                                15,150

Stock subscription              50,000       50       103,950   $  (104,000)

Translation adjustments                                                                          (7,920)                    (7,920)
                           -----------   ------    ----------   ------------  ------------    ----------  ---------     -----------

Balance, March 31, 1998      4,899,131    4,899    $6,345,613   $  (104,000)  $(2,231,638)    $  (7,920)  $ (4,000)     $ 4,002,954
                           ===========   ======    ==========   ============  ============    ==========  =========     ===========




        The accompanying notes are an integral part of these consolidated financial statements.

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997


MICROFRAME, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements
For the Years Ended March 31, 1998 and 1997

1.       Organization:

         The Company

         MicroFrame, Inc., founded in 1982, designs, develops and markets a broad range of security, network management and remote maintenance products for voice and data communications networks. By incorporating a variety of hardware and software options for user authentication, these products can deter unauthorized dial-in access to both devices and systems (such as computers, local area networks and Private Branch Exchange telephone switches), while allowing authorized personnel access to perform needed administration and maintenance of host devices and networks from remote locations. The products also provide alarm monitoring and reporting capabilities, a basis for remote network management and maintenance.

2.       Summary of Significant Accounting Policies:

         Principles of Consolidation

         The accompanying consolidated financial statements include the accounts of MicroFrame, Inc. and its subsidiary (collectively, the "Company"). All material intercompany accounts and balances have been eliminated.

         Cash and Cash Equivalents

         The Company considers all highly liquid investments with an original maturity of three months or less at the time of purchase to be cash equivalents.

         Inventory

         Inventory is stated at the lower of cost (first-in, first-out) or market, and consists of hardware and software components designed to interface with network communications environments.

         The markets for the Company's products are characterized by rapidly changing technology and the consequential obsolescence of relatively new products. The Company has recorded certain estimated reserves against inventories related to such technological obsolescence.

         Property and Equipment

         Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which are generally three to five years. Expenditures for maintenance and repairs, which do not extend the economic useful life of the related assets, are charged to operations as incurred. Gains or losses on disposal of property and equipment are reflected in the statements of operations in the period of disposal.

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997






2.       Summary of Significant Accounting Policies (Continued)

         Capitalized Software

         The Company capitalizes computer software development costs in accordance with the provisions of Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed" ("SFAS 86"). SFAS 86 requires that the Company capitalize computer software development costs upon the establishment of the technological feasibility of a product, to the extent that such costs are expected to be recovered through future sales of the product.

         The Company capitalized $323,353 and $212,174 of software development costs for fiscal 1998 and 1997, respectively. These costs are amortized by the greater of the amount computed using (i) the ratio that current gross revenues from the sales of software bear to the total of current and anticipated future gross revenues from sales of that software, or
         (ii) the straight-line method over the estimated useful life of the product (generally three years). It is reasonably possible that those estimates of anticipated future gross revenues, the remaining estimated economic life of the product, or both will be reduced significantly in the near term (due to competitive pressures). As a result, the carrying amount of the capitalized software costs may be reduced materially in the near term. Amortization expense totaled $242,570 and $162,925 for fiscal 1998 and fiscal 1997, respectively.

         Goodwill

         Goodwill, which represents the excess of cost over the net assets of acquired companies, is being amortized on a straight-line basis over ten years.

         Research and Development Costs

         The Company charges all costs incurred to establish the technological feasibility of a product or enhancement to research and development expense.

         Revenue Recognition Policy

         The Company records revenue from product sales upon shipment to the customer if no significant vendor obligations exist and collectibility is probable. Maintenance contracts are sold separately and maintenance revenue is recognized on a straight-line basis over the period the service is provided, generally one year. At March 31, 1998 and 1997, the Company has deferred income related to maintenance contracts of $181,573 and $268,518 respectively.

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997






2.       Summary of Significant Accounting Policies (Continued)

         Warranty Costs

         Warranty costs associated with the sale of hardware and software are accrued at the time of sale. The warranty reserve as of March 31, 1998 and 1997 included in other current liabilities amounts to $45,000 and $35,000, respectively.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates. The significant estimates include the allowance for doubtful accounts, allowance for inventory obsolescence, deferred tax asset valuation allowance and depreciation and amortization lives.

         Fair Value of Financial Instruments

         The carrying value of cash and cash equivalents, accounts receivable, accounts payable, accrued payroll and related liabilities, deferred income, and other current liabilities approximates fair value because of the relatively short maturity of these instruments. The Company's line of credit has a variable interest rate which adjusts with changes in market interest rates and the book value of such indebtedness is deemed to approximate fair value.

         Long-Lived Assets

         Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of" ("SFAS 121"), requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset in question may not be recoverable. The Company adopted SFAS 121 during fiscal 1997 and there was no material impact on the Company's financial position or results of operations.

         Per Share Data

         Earnings per share has been calculated in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share." The weighted average number of common shares outstanding during 1998 and 1997 were used to compute basic earnings per share. Diluted earnings per share is computed using the weighted average number of common shares outstanding plus the dilutive potential common shares outstanding. Dilutive potential common shares are additional common shares assumed to be exercised, which approximated 355,000 and 238,000 in 1998 and 1997, respectively.

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997






2.       Summary of Significant Accounting Policies (Continued)

         Foreign Currency Translation

         The financial statements of the foreign subsidiary were prepared in local currency and translated into U.S. dollars based on the current exchange rate at the end of the period for the balance sheet and a weighted-average rate for the period on the statement of operations. Translation adjustments are reflected as foreign currency translation adjustments in stockholders' equity and, accordingly, have no effect on net income. Transaction adjustments for the foreign subsidiary are included in income.

         Income Taxes

         The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"). SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax return. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of assets and liabilities ("temporary differences") using enacted tax rates in effect for the year in which the differences are expected to reverse. Recognition of a deferred tax asset is allowed if it is more likely than not that the asset will be realized in the future.

         Reclassification

         The Company has reclassified certain prior year amounts to conform with the 1998 presentation.

3.       Inventory:

         Inventory, net of reserve for obsolescence of $185,000 and $200,000 at March 31, 1998 and 1997, respectively, consists of the following:



                                           1998                  1997
                                    ------------------   ---------------------

        Raw materials               $          818,132     $           625,583
        Work-in-process                        525,918                 374,802
        Finished goods                          81,301                  29,958
                                    ------------------   ---------------------

                                    $        1,425,351     $         1,030,343
                                    ==================   =====================

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997


4.       Property And Equipment At Cost, Net:

         At March 31, 1998 and 1997 property and equipment consists of the following:


                                                    1998               1997
                                               --------------      -------------

        Demonstration and service equipment    $   1,125,987       $   832,478
        Furniture and fixtures                       195,767           180,940
        Leasehold improvements                        71,850            68,340
                                               -------------      --------------

                                                   1,393,604         1,081,758

        Less:  Accumulated depreciation             (971,903)         (738,635)
                                               -------------     ---------------

        Total                                  $     421,701      $    343,123
                                               =============      ==============

         Depreciation  expense for  property and  equipment  for the years ended
         March  31,  1998  and  1997   amounted  to   $233,268   and   $186,874,
         respectively.

5.       Bank Borrowings:

         The Company has an available line of credit through July 30, 1998, in the amount of $1,000,000. At March 31, 1998, $300,000 had been drawn down under this line of credit. All amounts were unused at March 31, 1997. The line is collateralized by all business assets of the Company. Any advances under the bank line are payable at maturity, and bear interest at the Wall Street prime rate (8.5% at March 31, 1998) plus 0.5%. At March 31, 1996, $500,000 was outstanding under a line of credit. The final installment on this outstanding line of credit was made on September 5, 1996 at which time the bank line was closed.

         In addition, the Company had an outstanding facility of $150,000 to support 80% of its capital expansion. In November 1995, $124,000 was borrowed against the facility with a term of three years, payable monthly, at an interest rate of 8.55%. Upon expiration of this facility at July 31, 1996, the bank agreed to honor the existing terms of this credit facility. At March 31, 1998 and 1997, respectively, $30,009 and $72,664 was outstanding. Future principal repayments under this loan are $30,009 for the year ending March 31, 1999.

         The bank line of credit contains a covenant which restricts the payment of a dividend without the prior approval of the bank.

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997








6.       Income Taxes:

         As of March 31, 1998, the Company has available federal and foreign net operating loss carryforwards of approximately $896,000 and $914,000, respectively, to offset future taxable income. The federal net operating loss carryforwards expire during the years 2001 through 2011. In addition, the Company has investment credit and research and development credit carryforwards aggregating approximately $136,098, which may provide future tax benefits, expiring from 1999 through 2002.

         The components of the income tax benefit for the years ended March 31, 1998 and 1997 are as follows:


                                              1998              1997
                                        ---------------   ----------------

         Current:
             Federal                    $        16,000           -
             State                               34,000           -
                                        ---------------   ----------------

                                                 50,000           -
                                        ---------------   ----------------

         Deferred:
             Federal                    $      (301,442)  $       (119,990)
             State                              (53,219)           (21,175)
                                        ---------------   ----------------

                                               (354,661)          (141,165)
                                        ---------------   ----------------

                                        $      (304,661)  $       (141,165)
                                        ===============   ================

         The reasons for the difference between the Company's effective tax rate and the United States federal statutory rate are as follows:


                                                             March 31,
                                                  -----------------------------
                                                    1998              1997
                                                  -----------     -------------

         Effective tax rate reconciliation:
         Statutory federal tax rate                         34%           34%
         State taxes, net of federal benefit                 6%            6%
         Effect of reversal of valuation allowance        (76)%         (70)%
         Foreign loss with no benefit                       29%           53%
         Utilization of NOL's                             (70)%         (93)%
         Other                                               2%       -
                                                     ----------    ----------
                                                          (75)%         (70)%
                                                     ==========    ==========

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997








6.       Income Taxes (Continued)

         The tax effect of temporary differences which make up the significant components of the net deferred tax asset and liability at March 31, 1998 and 1997 are as follows:


                                                    1998              1997
                                                 -------------   ---------------

         Current deferred tax assets:
             Inventory                           $     214,000   $     192,000
             Accrued expenses                           83,737          82,242
             Allowance for doubtful accounts            68,400          40,000
                                                 -------------   -------------

         Total current deferred tax assets       $     366,137   $     314,242
                                                 =============   =============

         Noncurrent deferred tax assets:
             Net operating loss carryforwards    $     715,669   $     834,324
             Research and development credit           136,098         131,046
             Alternative minimum tax credit             21,572
                                                 -------------   -------------

         Total noncurrent deferred tax assets          873,339         965,370

         Valuation allowance                          (547,256)       (965,370)
                                                 -------------   -------------

         Net noncurrent deferred tax assets      $     326,083   $           -
                                                 =============   =============

         Deferred tax liabilities:
             Depreciation                        $     (37,854)  $     (46,849)
             Capitalized software                     (158,540)       (126,228)
                                                 -------------   -------------

         Total deferred tax liabilities          $    (196,394)  $    (173,077)
                                                 =============   =============

         The Company has recorded a valuation allowance against the foreign net operating loss carryforwards and the research and development credit as it is more likely than not that such assets will not be realized. The change in the valuation allowance is due to the reversal of the valuation allowance recorded against the remaining federal net operating loss carry forwards, as management believes these assets are more likely than not to be utilized based on existing temporary taxable differences and expected levels of future taxable income, as well as the utilization of federal and state net operating loss carryforwards offset partially by the increase in foreign net operating loss carryfowards during the year ended March 31, 1998.

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997


7.       Stockholders' Equity:

         During the year ended March 31, 1998, the Company entered into a stock subscription agreement with one of its directors, under which the director agreed to acquire 50,000 shares of the Company's Common Stock.

         During the years ended March 31, 1998 and 1997, respectively, options to purchase 500 and 9,500 shares of common stock under the Company's stock option plans were exercised, for an aggregate consideration of $625 and $15,755. In addition, 9,828 and 10,161 shares of common stock were issued as part of the stock earn out as stipulated in the Share Purchase Agreement (see Note 12). The aggregate fair value of this consideration was $13,070 and $15,877.

         During the year ended March 31, 1996, options to purchase 5,877 shares of common stock under the Company's stock option plans were exercised, for an aggregate consideration of $9,425. In addition, 25,000 shares of common stock were issued as part of the consideration for the purchase of European Business Associates BVBA (see Note 12). The aggregate fair market value of consideration of $78,124 was recorded as part of the total consideration paid for this acquisition.

         In April, 1996, the Company sold 860,000 shares of common stock to unrelated investors, at $1.25 per share and received net proceeds of approximately $1,023,559. In conjunction with this sale, warrants to purchase 860,000 shares of common stock with an exercise price of $1.50 and warrants to purchase an additional 860,000 shares of common stock with an exercise price of $2.00 were issued. These warrants expire in April, 2000.

         In addition, the Company sold 241,467 shares of common stock to four current shareholders of record who held the contractual right to maintain their share of ownership. The Company received net proceeds of $301,834. In conjunction with this sale, warrants to purchase 241,467 shares of common stock with an exercise price of $1.50 and warrants to purchase an additional 241,467 shares of common stock with an exercise price of $2.00 were issued.
         These warrants expire in April, 2000.

         Warrants

         During October 1995, in connection with services being performed by a consultant, the Company issued 250,000 warrants to the consultant to purchase shares of the Company's common stock. Warrants to purchase 50,000 shares of common stock at $3.25 per share vested immediately. Warrants to purchase each additional block of 50,000 shares of common stock are exercisable at $3.75, $4.25, $4.75 and $5.25 per share, respectively, and shall vest on each three month anniversary of the agreement. The warrants expire five years from the date of grant.

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997






7.       Stockholders' Equity (Continued)

                  Stock Option Plans

         In August 1994, the Company adopted its 1994 Stock Option Plan (the "1994 Plan"). The 1994 Plan, as amended, increased the number of shares of common stock for which options may be granted to a maximum of 1,250,000 shares. The aggregate fair market value (determined at the time the option is granted) of shares which are exercisable during any calendar year by any one individual may not exceed $100,000. The term of these non-transferable stock options may not exceed ten years. The exercise price of these stock options may not be less than 100% (110% if the person granted such options owns more than ten percent of the outstanding common stock) of the fair market value of one common stock on the date of grant. During the year ended March 31, 1997, the Company granted options to purchase 657,629 shares of its common stock under the 1994 Plan. At March 31, 1997, 298,693 options were outstanding under the 1994 Plan, of which 270,483 options were exercisable.

         Of the options granted in 1998, 455,645 were granted under the Company's Time Accelerated Restricted Stock Award Plan ("TARSAP"). The options vest after seven years, however, under the TARSAP the vesting is accelerated to the last day of the current fiscal year if the Company meets certain predetermined sales and net income targets. The Company met the targets for 1998 and, as such, all options granted under the TARSAP in 1998 vested as of March 31, 1998.

         Other Options

         During the year ended March 31, 1998, the Company issued 30,000 options to a consultant, of which 15,000 were immediately vested and 15,000 were to vest contingent on an extension of the consulting agreement. This agreement and the unvested options were subsequently terminated. Compensation expense of $15,150 was recorded relative to the grant of the original 15,000 options during 1998.

         During September 1996, the Company issued options to certain officers and directors to purchase 620,000 shares of the Company's common stock, of which 420,000 vested immediately and 100,000 vest each April 1 of 1998 and 1999. Options expire ten years from the date of grant. The exercise price of the options is equal to the market value of the Company's stock on the date of grant.

         The Company also has outstanding options to purchase 130,000 shares of the Company's stock. Options expire in terms ranging from 5 to 10 years from the date of grant. The exercise price of the options is equal to the market value of the Company's stock on the date of grant.

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997






7.       Stockholders' Equity (Continued)

         Accounting for Stock-Based Compensation

         The Company continues to apply Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related Interpretations in accounting for its options. Accordingly, no compensation cost has been recognized for its fixed stock option plans in its results of operations.

         The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"). If the Company had elected to recognize compensation costs based on the fair value at the date of grant for awards in fiscal 1998 and 1997, consistent with the provisions of SFAS No. 123, the Company's net income and basic earnings per share would have been reduced by $426,614 and $.09 and $462,088 and $.10, respectively.

         The proforma effect on net income for fiscal 1998 and 1997 may not be representative of the pro forma effect on net income of future years because the SFAS No. 123 method of accounting for pro forma compensation expense has not been applied to options granted prior to April 1, 1995.

         The weighted-average fair values at date of grant for options granted during fiscal 1998 and 1997 were $1.00 and $.96, respectively. The fair value of each option grant for the Company's common stock is estimated on the date of the grant using the Black Scholes option pricing model, with the following weighted average assumptions used for grants in fiscal 1998 and 1997:


                                              1998          1997
                                       -----------------------------------

        Expected volatility                     77%           77%
        Risk-free interest rate                6.34%         6.56%
        Expected option lives               5.54 years    6.34 years

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997






7.       Stockholders' Equity (Continued)

         Accounting for Stock-Based Compensation (Continued)

         Details of options granted are as follows:


                                                                                          Weighted
                                                                                           Average
                                                                                          Exercise              Option Price
                                                                     Shares                 Price               Per Share ($)
                                                                 --------------     ---------------------     -----------------
        Options outstanding at March 31, 1996                           435,998             2.11              1.25 to 3.13
        Granted                                                       1,277,629             1.31              1.16 to 2.00
        Canceled                                                       (636,634)            1.55              1.25 to 3.13
        Exercised                                                        (9,500)            1.66              1.25 to 1.83
                                                                 --------------                               -----------------

        Options outstanding at March 31, 1997                         1,067,493             1.49              1.16 to 2.87

        Granted                                                         807,740             1.78              1.34 to 3.13
        Canceled                                                        (79,937)            1.85              1.25 to 2.87
        Exercised                                                          (500)            1.25                    1.25
                                                                 --------------                               -----------------

        Options outstanding at March 31, 1998                         1,794,796             1.60              1.16 to 3.13

         Options exercisable at March 31, 1998                        1,425,932             1.65              1.16 to 3.13



                                                       Options Outstanding                          Options Exercisable
                                    -------------------------------------------------------  ----------------------------------
                                                              Weighted
                                                              Average
                                                             Remaining         Weighted
                                                              Years of          Average
        Range of                         Number             Contractual        Exercise
        Exercise Prices               Outstanding               Life             Price         Exercisable    Weighted
        ----------------------      ----------------      ----------------  ---------------  ---------------  -----------

        $1.16 - $1.72                        876,422         5.02               $  1.25          615,422        $ 1.26
        $1.83 - $2.14                        817,542         4.81               $  1.83          709,922        $ 1.81
        $2.25 - $3.13                        100,832         3.12               $  2.86          100,588        $ 2.86



MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997


8.       Commitments:

         Operating Leases

         In June 1993, the Company amended its lease for office and manufacturing facilities. Such amendment extends the term of the lease until June 30, 1999. In July 1995, the Company executed an additional building lease for the purpose of expanding its office and manufacturing facilities. The terms of the new lease provide for an expiration date concurrent with that of the existing building lease. In August 1996, the Company executed a building lease for its European operation in Antwerp, Belgium. The lease expires in August 1999.

         The fixed minimum payments under operating leases for future periods is as follows:


                Year ending March 31,
                 1999                       $          150,800
                 2000                                   44,500
                 2001                                        0
                 2002                                        0
                 2003                                        0
                 Thereafter                                  0
                                            ------------------

                Total minimum lease payments $         195,300
                                             =================

         Rent expense, in addition to allocated occupancy expenses, for the years ended March 31, 1998 and 1997 approximated $153,954 and $145,700, respectively.

         Consulting Contract

         The Company entered into a consulting agreement with an officer which became effective upon the expiration (or mutually agreed upon termination) of his employment agreement on May 2, 1995. The agreement provides that the officer will not receive less than $40,000 per year nor more than $220,000 per year, the amount of which is dependent on the level of services provided. The costs incurred related to the consulting agreement are $33,000 and $40,000, respectively, for the years ended March 31, 1998 and 1997.

         In connection with the acquisition of European Business Associates BVBA of Brussels, Belgium from Marc Kegelaers (see Note 12), the Company entered into a consulting agreement with Mr. Kegelaers for a term of five years. The consulting agreement provides for an annual consulting fee of $75,000 with 5% annual increments, as well as reimbursement of certain expenses.

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997


9.       Contingent Liabilities:

         From time to time the Company and its subsidiary may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. In the opinion of management, the outcome of such current legal proceedings, claims and assessments would not have a material effect on the Company's reported financial position, results of operations or cash flows as of and for the years ended March 31, 1998 and 1997.

10.      Employee Benefit Plans:

         Effective April 1, 1993, the Company adopted a defined contribution savings plan. The terms of the plan provide for eligible employees ("participants") who have met certain age and service requirements to participate by electing to contribute up to 15% of their gross salary to the plan, as defined, with the Company matching 30% of a participant's contribution in cash up to a maximum of 6% of gross salary, as defined. Company contributions vest at the rate of 25% of the balance at each employee's second, third, fourth, and fifth anniversary of employment. The employees' contributions are immediately vested. The Company's contribution to the savings plan for the years ended March 31, 1998 and 1997 was $28,222 and $27,641, respectively.

         The Company has a plan in effect under which its employees earn a bonus if the Company meets a predetermined revenue target for the year. The Company met the target for 1998 and has accrued approximately $117,000 for payment of bonuses under the plan.

11.      Sales:

         Sales by geographic area for the years ended March 31, 1998 and 1997 are as follows:


                                               1998               1997
                                        ------------------  --------------------

                 United States          $        7,435,586  $         5,813,584
                 Europe                          2,677,193            1,047,980
                 Pacific Rim                        23,611              349,732
                 Other                              81,521              132,328
                                        ------------------   ------------------
                                        $       10,217,911   $        7,343,624
                                        -=================   ===================

         The Company sold a substantial portion of its products to four customers. Sales to these customers amounted to $6,232,390 (61% of net sales) in 1998 and $2,547,894 in 1997 (35% of net sales), respectively. At March 31, 1998 and 1997, amounts due from these customers included in accounts receivable, were $1,279,486 and $1,022,787, respectively. The loss of any of these customers would have a material adverse effect on the Company's financial position and results of operations.

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997


12.      Concentration of Credit Risk:

         The Company maintains deposits in a financial institution which is insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. At March 31, 1998 and periodically throughout 1998, the Company had deposits in this financial institution in excess of the amount insured by the FDIC.

13.      Impact of The Future Adoption of Recently Issued Accounting Standards:

         Effective with the first quarter of fiscal year 1999 the Company will adopt SFAS No. 130, "Reporting Comprehensive Income". SFAS 130 establishes the standards for reporting and displaying comprehensive income and its components (revenues, expenses, gains and losses) as part of a full set of financial statements. This statement requires that all elements of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. Since this standards applies only to the presentation of comprehensive income, it will not have any impact on the Company's results of operations, financial position or cash flows.

         In June 1997, the Financial Accounting Standards Board issued SFAS 131, "Disclosure about Segments of an Enterprise and Related Information" which becomes effective for financial statements for periods beginning after December 15, 1997. This Statement establishes standards for the way that public business enterprises report information about operating segments in annual financial reports and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas, and major customers. Management is currently evaluating the impact of SFAS 131 on the financial statements.

         In February 1998, the Financial Accounting Standards Board issued SFAS 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" which becomes effective for the Company's financial statements for the year ended March 31, 1999. SFAS No. 132 requires revised disclosures about pension and other postretirement benefits plans and is not expected to have a material impact on the Company's financial statements.

         In June 1998, The Financial Accounting Standards Board issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities" which becomes effective for all fiscal quarters of fiscal years beginning after June 15, 1999. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The adoption of this standard is not expected to have a material impact on the Company's financial statements.

MICROFRAME, INC. AND SUBSIDIARY

For the Years Ended March 31, 1998 and 1997

14.      Subsequent Events:

         On June 23, 1998, the Company entered into an agreement to acquire Solcom Systems, Ltd. ("Solcom"), a developer of remote monitoring technology, for approximately 5.6 million shares and options to purchase shares of the Company's common stock. The acquisition is expected to be completed in the second quarter of 1999.

         The acquisition of Solcom will be accounted for under the purchase method, whereby the purchase price will be allocated to the underlying assets and liabilities based upon their estimated fair values.

                                   APPENDIX G

                          MICROFRAME, INC. FORM 10-QSB
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

 [X] QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         For the quarterly period ended December 31, 1998

                                       OR
 [ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         For the transition period from ____________ to ____________

                          Commission File No.: 0-13117
                                               -------

                                MICROFRAME, INC.
                               -----------------
              (Exact Name of Small Business Issuer in Its Charter)

          New Jersey                                     22-2413505
-------------------------------             ------------------------------------
(State or Other Jurisdiction of             (IRS Employer Identification Number)
Incorporation or Organization)

                   21 Meridian Road, Edison, New Jersey 08820
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                 (732) 494-4440
                                 ---------------
                (Issuer's telephone number, including area code)

Check whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes      X         No
        ---           ---

There were 5,586,367 shares of Common Stock outstanding as of February 16, 1999.

Transitional Small Business Disclosure Format:

Yes                No  X
        ---           ---

                         MICROFRAME, INC. AND SUBSIDIARY

                                   FORM 10-QSB

                     FOR THE QUARTER ENDED DECEMBER 31, 1998



PART I.   FINANCIAL INFORMATION                                                     Page

Item 1.   Condensed Consolidated Financial Information                                1

          Condensed Consolidated Balance Sheets as of December 31, 1998
                and March 31, 1998 (Unaudited)                                        2

          Condensed Consolidated Statements of Operations for the Three and Nine
                Months Ended December 31, 1998 and 1997 (Unaudited)                   3

          Condensed Consolidated Statements of Cash Flows for the Nine
                Months Ended December 31, 1998 and 1997 (Unaudited)                   4

          Notes to Condensed Consolidated Financial Statements (Unaudited)           5-7

Item 2.   Management's Discussion and Analysis                                       8-12

PART II.  OTHER INFORMATION

Item 6.   Exhibits and Reports on Form 8-K                                            12


SIGNATURES

                          PART I. FINANCIAL INFORMATION


Item 1.       Condensed Consolidated Financial Information.
              --------------------------------------------

         The condensed consolidated financial statements included herein have been prepared by the registrant without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Although the registrant believes that the disclosures are adequate to make the information presented not misleading, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. It is suggested that these condensed financial statements be read in conjunction with the audited financial statements and the notes thereto included in the registrant's Annual Report on Form 10-KSB for the year ended March 31, 1998.

MicroFrame, Inc. and Subsidiary
Condensed Consolidated Balance Sheets
--------------------------------------------------------------------------------
(unaudited)


                                                                          December 31,              March 31,
                              ASSETS                                         1998                     1998
Current assets

    Cash and cash equivalents                                         $      345,892        $       507,726
    Accounts receivable, less allowance for doubtful
       accounts of $95,249 and $126,000                                    2,823,565              2,667,319
    Inventory, net                                                         2,036,567              1,425,351
    Deferred tax asset                                                       337,512                366,137
    Prepaid expenses and other current assets                                461,557                153,568
                                                                          ----------            -----------
           Total current assets                                            6,005,093              5,120,101
    Property and equipment at cost, net of Accumulated
       Depreciation and Amortization of $585,015 and $971,903                693,423                421,701
    Capitalized software, less accumulated amortization
       of $1,309,856 and $1,054,827                                        1,426,567                396,351
   Noncurrent deferred tax assets                                                  0                326,083
   Goodwill, less accumulated amortization of $33,555
        and $26,130                                                           68,055                 75,480
   Security deposits                                                          39,798                 35,716
   Other assets                                                            1,026,064
                                                                          ----------            -----------
           Total assets                                               $    9,259,000        $     6,375,432
                                                                          ==========            ===========


               LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities

    Current portion of long-term debt                                 $    1,100,428        $       330,009
    Accounts payable                                                       1,694,260                910,842
    Accrued payroll and related liabilities                                  212,348                348,397
   Deferred income                                                            95,673                181,573
   Other current liabilities                                                 337,697                405,263
                                                                          ----------           ------------
           Total current liabilities                                       3,440,406              2,176,084
Deferred tax liabilities, net                                                 48,888                196,394
Long-term debt                                                               500,000                      0
Commitments and contingencies
Stockholders' equity
   Common stock - par value $.001 per share; authorized
       50,000,000 shares, issued 5,558,428 shares and
       outstanding 5,496,397 shares at December 31, 1998;
       issued 4,849,531 shares and outstanding 4,849,131 shares
       and subscribed 50,000 shares at March 31, 1998                          6,652                  4,899
   Preferred stock - par value $10 per share;
       authorized 200,000 shares, none issued
   Additional paid-in capital                                              7,366,221              6,345,613
    Stock subscription receivable                                                                  (104,000)
    Accumulated deficit                                                   (1,886,534)            (2,231,638)
   Cumulative translation adjustment                                          (9,434)                (7,920)
                                                                         ------------         ---------------
                                                                           5,476,905              4,006,954
   Less - Treasury stock, 62,031 shares, at cost                            (207,199)                (4,000)
                                                                          ----------          ---------------
           Total stockholders' equity                                      5,269,706              4,002,954
                                                                          ----------          ---------------
           Total liabilities and stockholders' equity                 $    9,259,000        $     6,375,432
                                                                          ==========          ===============

MicroFrame, Inc. and Subsidiary
Condensed Consolidated Statements of Operations
--------------------------------------------------------------------------------
(unaudited)


                                                      Three Months Ended                          Nine Months Ended
                                                         December 31,                                December 31,
                                                         ------------                                ------------
                                                 1998                   1997                 1998                  1997

Net sales                                  $   3,273,701        $    3,051,537        $   9,451,604       $    7,069,810
Cost of sales                                  1,372,154             1,366,641            3,436,590            3,153,739
                                             -----------           -----------          -----------          -----------
Gross Margin                                   1,901,547             1,684,896            6,015,014            3,916,071
   Research and development
      expenses                                   232,702               254,796            1,285,809              722,144
   Selling, general and
      administrative expenses                  1,488,556             1,213,739            4,125,665            3,075,161
                                             -------------          -----------          -----------          -----------
Income from operations                           180,289               216,361              603,540              118,766
Interest income                                        0                 5,448                5,139               14,652
Interest expense                                 (25,445)                 (980)             (55,725)               3,617
                                             -------------          -----------          -----------          -----------
Income before income tax provision
   (benefit)                                     154,844               220,829              552,954              129,801
Income tax provision (benefit)                    59,259              (144,690)             207,850             (152,410)
                                             -------------         --------------       --------------       -----------
Net income                                 $      95,585        $     365,519       $       345,104       $      282,211
                                             =============         ==============       ==============       ============
Per share data
   Basic
                                           $        0.02        $        0.08       $          0.06       $         0.06
                                              ===========           ===========          ==============       ===========
   Diluted                                 $        0.02        $        0.07       $          0.05       $         0.06
                                              ===========           ===========          ==============       ===========

The accompanying notes are an integral part of these condensed consolidated financial statements.

MicroFrame, Inc. and Subsidiary
Condensed Consolidated Statements of Cash Flows
--------------------------------------------------------------------------------
(unaudited)

                                                                       Nine Months Ended
                                                                           December 31,
                                                                    1998                1997

Cash flows from operating activities
Net income (loss)                                             $   345,104          $   282,211
Adjustments to reconcile net income to net cash
   provided by operating activities
      Depreciation and amortization                               454,418              314,626
      Provision for bad debts                                     (30,751)             (44,374)
      Deferred tax provision                                      207,850             (152,410)
      Increase (decrease) in
         Accounts receivable                                     (125,495)            (910,449)
         Inventory                                               (611,216)            (237,029)
         Prepaid expenses and other current assets               (307,989)             (24,502)
         Security deposits                                         (4,082)              (2,436)
      (Increase) decrease in
         Accounts payable                                         783,418              620,417
         Accrued payroll and related liabilities                 (136,049)            (166,316)
         Deferred income                                          (85,900)             246,964
         Other current liabilities                                (67,566)             127,746
                                                          ---------------           -----------
         Net cash provided by operating activities                421,742               54,448
                                                          ---------------           -----------
Cash flows from investing activities
   Capital expenditures                                          (383,582)            (126,217)
   Capitalized software                                        (1,285,245)            (179,917)
   Other assets                                                (1,026,064)
                                                           ---------------          -----------
         Net cash used in investing activities                 (2,694,891)            (306,134)
                                                           --------------           -----------
Cash flows from financing activities
   Repayments of debt                                             (30,009)             (31,609)
   Proceeds of short-term borrowings                            1,300,428
   Issuance of common stock                                       840,896                  624
                                                              -------------         -----------
         Net cash provided by (used in) financing activities    2,111,315              (30,985)
                                                              -------------         -----------
Net decrease in cash and cash equivalents                        (161,834)            (282,671)
Cash and cash equivalents - beginning of period                   507,726              539,214
                                                              -------------         -----------
Cash and cash equivalents - end of period                    $    345,892         $    256,543
                                                              =============         ===========


The accompanying notes are an integral part of these condensed consolidated financial statements.
                                      -4-

MicroFrame, Inc. and Subsidiary
Notes to Condensed Consolidated
Financial Statements
December 31, 1998
--------------------------------------------------------------------------------
(Unaudited)


Note 1 - Condensed Consolidated Financial Statements:
----------------------------------------------------

The condensed consolidated balance sheets as of December 31, 1998 and March 31, 1998, the condensed consolidated statements of operations for the three and nine month periods ended December 31, 1998 and 1997 and the condensed consolidated statements of cash flows for the nine month periods then ended have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary for the fair presentation of the Company's financial position, results of operations and cash flows at December 31, 1998 and 1997 have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the audited financial statements and notes thereto included in the annual report on Form 10-KSB for the year ended March 31, 1998.


Note 2 - Inventory:
------------------

Inventory consists of the following:

                                         December 31,           March 31,
                                            1998                   1998

Raw materials                            $ 1,455,619          $ 1,003,132
Work in process                              682,981              525,918
Finished goods                                82,967               81,301
                                         -----------          -----------
                                           2,221,567            1,610,351
Less, allowance for obsolescence            (185,000)            (185,000)
                                         -----------          -----------
       Total                             $ 2,036,567          $ 1,425,351
                                         ===========          ===========


Note 3 - Earnings Per Share:
---------------------------

The Company has adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128") in the quarter ended December 31, 1997. All prior periods presented have been restated to account for this change.

MicroFrame, Inc. and Subsidiary
Notes to Condensed Consolidated
Financial Statements
December 31, 1998
--------------------------------------------------------------------------------
(Unaudited)


The computation of Basic Earnings Per Share is based on the weighted average number of common shares outstanding for the period. Diluted Earnings Per Share is based on the weighted average number of common shares outstanding for the period plus the dilutive effect of common stock equivalents, comprised of outstanding stock options and warrants.

The following is a reconciliation of the denominator used in the calculation of basic and diluted earnings per share:


                                          Three Months          Three Months          Nine Months        Nine Months
                                              Ended                 Ended                Ended              Ended
                                            12/31/98              12/31/97             12/31/98           12/31/97
                                            --------              --------             --------           --------

Weighted Average # of Shares
  Outstanding                              5,465,331              4,839,303            5,490,922          4,697,257
Incremental Shares for Common
  Equivalents                                727,023                207,368              964,476            288,652
                                           ---------              ---------            ---------        -----------
Diluted shares outstanding                 6,192,354              5,046,671            6,455,398          4,985,909
                                           =========              =========            =========        ===========


Note 4 - Comprehensive Income:
-----------------------------

The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income".

The following table reflects the reconciliation between net income per the financial statements and comprehensive income:

                                          Three Months          Three Months          Nine Months        Nine Months
                                             Ended                  Ended                Ended              Ended
                                            12/31/98              12/31/97             12/31/98           12/31/97
                                            --------              --------             --------           --------

Net income                                  $95,585              $ 365,519            $ 345,104          $ 282,211
Effect of foreign currency translation      (11,755)                  -                  (1,514)              -
                                            --------              --------
Comprehensive income                        $83,830              $ 365,519            $ 343,590          $ 282,211
                                            ========              ========             ========           =========

MicroFrame, Inc. and Subsidiary
Notes to Condensed Consolidated
Financial Statements
December 31, 1998
--------------------------------------------------------------------------------
(Unaudited)



Note 5 - Long Term Debt and Bank Borrowings:
-------------------------------------------

In October 1998, the Company successfully negotiated with United National Bank to provide the Company with a $2,000,000 line of credit and a $500,000 term loan, collateralized by the Company's accounts receivable. The borrowings bear interest at the prime rate (8.25% at December 31, 1998) plus 25 basis points.

Note 6 - Recent Pronouncements:
------------------------------

In June 1997, the Financial Accounting Standards Board (FASB) issued SFAS 131, "Disclosure about Segments of an Enterprise and Related Information" which becomes effective for financial statements for periods beginning after December 31, 1997. This Statement establishes standards for the way that public business enterprises report information about operating segments in annual financial reports and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas, and major customers. The adoption of this standard is not expected to have a material impact on the Company's financial statements.

In February 1998, the FASB issued SFAS No. 132, "Employers' Disclosure about Pensions and Other Postretirement Benefits." Among other provisions, it standardizes certain disclosure requirements for pension and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets, and eliminates certain other disclosures. The standard is effective for fiscal years beginning after December 15, 1997. Since the standard applies only to the presentation of pension and other postretirement benefit information and MicroFrame does not currently offer such plans, the statement does not have any impact on MicroFrame's results of operations, financial position or cash flows.

In March 1998, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." Among other provisions, the SOP requires that entities capitalize certain internal-use software costs once certain criteria are met. The SOP is effective for financial statements for fiscal years beginning after December 15, 1998, through early adoption is encouraged. Management is currently assessing the impact on MicroFrame's consolidated financial statements.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Among other provisions, it requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Gains and losses resulting from changes in the fair values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. This standard is effective for fiscal years beginning after June 15, 1999, though earlier adoption is encouraged and retroactive application is prohibited. Management does not expect the adoption of this standard to have a material impact on MicroFrame's results of operations, financial position or cash flows.

Item 2.      Management's Discussion and Analysis
             ------------------------------------

         A number of statements contained in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements. These risks and uncertainties include, but are not limited to, the recent introduction of, and the costs associated with, a new product line; dependence on the acceptance of this new family of products; risks related to technological factors; potential manufacturing difficulties; dependence on third parties; a limited customer base; and liability risks.

Results of Operations-Three Months ended December 31, 1998 verses Three Months ended December 31, 1997

         Revenues for the quarter ended December 31, 1998 were $3,273,701 as compared with revenues of $3,051,537 for the quarter ended December 31, 1997, an increase of approximately 7.3%. The increase was primarily due to increased shipments of the Company's Sentinel 2000 product line. The Company continued to see interest in other members of the family of SNS products, including the Manager 2000 and Segasys 2000. The Company's revenues continued to be positively impacted as a result of shipments to both the European and domestic markets, including shipments under its contracts with PTT Holland, MCI, AT&T and Lucent Technologies.

         The Company's cost of goods sold increased from $1,366,641 for the quarter ended December 31, 1997 to $1,372,154 for the quarter ended December 31, 1998. The Company's cost of goods sold as a percentage of sales decreased from 45% for the previous comparable fiscal period to 42% for this fiscal period. This is due to the fact that the Company continues to focus on lowering the costs related to the manufacture of products and has seen an increase in software related sales that generate a higher margin.

         Research and development expenses, net of capitalized software development, decreased to $232,702 from $254,796 in the quarter ended December 31, 1997. As a result of increased capitalization of technologically feasible projects, research and development expenses as a percentage of revenues decreased from 8.3% to 7.1%. Selling, general and administrative expenses increased approximately 22.6% from $1,213,739 for the prior year's comparable quarter to $1,488,556 for the quarter ended December 31, 1998.

         The Company's income from operations increased 13% to $180,289 for the three months ended December 31, 1998 compared to $216,361 for the same period a year ago. Primarily due to the fact that during the period ended December 31, 1997, there was a tax benefit, as compared to a tax expense for the period ended December 31,1998, the net income for the period ended December 31, 1998 decreased approximately 74% to $95,585 compared to net income of $365,519 for the quarter ended December 31, 1997.

First Nine Months of Fiscal 1999 Versus First Nine Months Fiscal 1998

         Revenues for the nine months ended December 31, 1998 were $9,451,604 as compared with revenues of $7,069,810 for the comparable period of the previous fiscal year, an increase of approximately 34%. This improvement is due to the success of the Company's Sentinel 2000 family of products, continued shipments into the European market, sales of Segasys 2000 and increased software sales and continued shipments into the expanding domestic market for Business Oriented Network Management. The Company's revenues for the nine months ended December 31, 1998 continued to be positively impacted as a result of shipments to the European market, including shipments under its contract with PTT Holland and in the US, market shipments to MCI, AT&T and Lucent Technologies. The Company is continuing to aggressively pursue customers in the global market place.

         The Company's cost of goods sold increased to $3,436,590 for the nine months ended December 31, 1998 compared to $3,153,739 for the nine months ended December 31, 1997 as a result of increased shipment levels. Cost of goods sold as a percentage of sales decreased from 45% for the previous comparable fiscal period to 36% for this fiscal period. This is primarily a result of the increased sales volume of the Company's product lines and the fact that the Company continues to focus on lowering the costs related to the manufacture of products and has increased software related sales that generate a higher margin. The Company expects continued manufacturing efficiencies as the products mature and through improvement of purchasing and materials management systems.

         Research and development expenses, net of capitalized software development, increased from $722,144 in the nine months ended December 31, 1997 to $1,285,809 during the nine months ended December 31, 1998, an increase of 78%, primarily as a result of the increase in development and engineering staff under the Company's growth plan and payments to SolCom Systems Limited ("SolCom") under certain technology agreements. The Company paid $150,000 and $350,000 for the three month and nine month periods ended December 31, 1998, respectively, to SolCom under such technology agreements. Research and development expenses as a percentage of revenues increased to 13.4% compared to approximately 10% in the prior year. Selling, general and administrative expenses increased 34% from $3,075,161 for the prior year's comparable fiscal period to $4,125,665 for the nine months ended December 31, 1998. As a percentage of revenues, selling, general and administrative expenses remained relatively constant from the fiscal quarter ended December 31, 1998 as compared with the fiscal quarter ended December 31, 1997.

         Due to the factors outlined above, the Company had income before net interest expense and taxes of $603,540 for the nine months ended December 31, 1998 compared to $118,766 for the nine months ended December 31, 1997, an increase of 408%. The Company expects continued positive growth as a result of the increase in the sales force and a resulting increase in sales volumes and manufacturing efficiencies gained thereby as its products continue to mature. The net income for the period was $345,104 compared to a net increase of $282,211 for the same period in 1997, an increase of 22%.

Financial Condition and Capital Resources

         During the first nine months of fiscal year 1999, the Company recorded net income of approximately $345,000. Included in this net income were non-cash charges of approximately $454,000 for depreciation and amortization and $208,000 of deferred taxes.

         The Company's operations provided $422,000 of cash primarily as a result of an increase in accounts payable, accrued payroll and benefit liabilities and deferred income. These increases were offset by decreases in cash due to an inventory buildup of $611,000 as the Company prepares to ship its backlog going into the fourth quarter.

         The Company utilized approximately $2.7 million of cash for investing activities during the nine-month period ended December 31, 1998. The bulk of this use of cash was for increased capital spending on plant and equipment and capitalized software projects as well as for merger related costs associated with the Company's planned acquisition of SolCom, which is expected to close early in calendar year 1999.

         Financing activities provided approximately $2.1 million of cash primarily from stock option and warrant exercises ($841,000) and amounts borrowed under the Company's line of credit ($1,300,000) to finance the Company's working capital needs and its growth plans. The Company also paid down $30,000 of debt in the nine months ended December 31, 1998.

         In October 1998, the Company successfully negotiated with United National to provide the Company with a $2,000,000 line of credit and a $500,000 term loan, collateralized by accounts receivable of the Company, to finance future working capital requirements.

           Based on its current cash and working capital position, as well as its available line of credit, the Company believes that it will have sufficient capital to meet its operational needs over the next twelve months.

         In June 1997, the Financial Accounting Standards Board (FASB) issued SFAS 131, "Disclosure about Segments of an Enterprise and Related Information" which becomes effective for financial statements for periods beginning after December 31, 1997. This Statement establishes standards for the way that public business enterprises report information about operating segments in annual financial reports and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas, and major customers. The adoption of this standard is not expected to have a material impact on the

Company's financial statements.

         In February 1998, the FASB issued SFAS No. 132, "Employers' Disclosure about Pensions and Other Postretirement Benefits." Among other provisions, it standardizes certain disclosure requirements for pension and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets, and eliminates certain other disclosures. The standard is effective for fiscal years beginning after December 15, 1997. Since the standard applies only to the presentation of pension and other postretirement benefit information, it will not have any material impact on the Company's results of operations, financial position or cash flows.

         In March 1998, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." Among other provisions, the SOP requires that entities capitalize certain internal-use software costs once certain criteria are met. The SOP is effective for financial statements for fiscal years beginning after December 15, 1998, though early adoption is encouraged. Management is currently assessing the impact on the Company's consolidated financial statements.

         In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Among other provisions, it requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Gains and losses resulting from changes in the fair values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. This standard is effective for fiscal years beginning after June 15, 1999, though earlier adoption is encouraged and retroactive application is prohibited. Management does not expect the adoption of this standard to have a material impact on the Company's results of operations, financial position or cash flows.

Year 2000 Disclosures

         Background. Some computers, software, and other equipment include programming code in which calendar year data is abbreviated to only two digits. As a result of this design decision, some of these systems could fail to operate or fail to produce correct results if "00" is interpreted to mean 1900, rather than 2000. These problems are widely expected to increase in frequency and severity as the year 2000 approaches, and are commonly referred to as the "Millennium Bug" or "Year 2000 Problem."

         Assessment. The Company is in the process of modifying software components that it uses so that such software will properly recognize dates beyond December 31, 1999 ("Year 2000 Compliance"). The Company expects to complete the internal review of its Year 2000 Compliance status shortly. The cost for such modifications and replacements is not currently expected to be material. If the Company is not successful in implementing the necessary Year 2000 changes, it expects to then develop contingency plans to address any matters not corrected in a timely manner. The Company has initiated formal communications with its significant vendors and certain of its customers to determine the extent that Year 2000 Compliance issues of such parties may affect the Company. To the extent that responses to such communications with the Company's vendors are unsatisfactory, the Company expects to take steps to ensure that its vendors' products have demonstrated Year 2000 Compliance. The Company has recently compiled information concerning the Year 2000 Compliance of certain of its significant customers' systems and expects to contact other customers. There can be no guarantee that the systems of the Company's vendors and customers will be timely converted or that such conversion will be compatible with the Company's systems without a material adverse effect on the Company's business, financial condition or results of operation.


                           PART II. OTHER INFORMATION

Item 6.   Exhibits and Reports on Form 8-K
          --------------------------------

          (a)      Exhibits.
                   --------

                   27.1   Financial Data Schedule


          (b)      Reports on Form 8-K.
                   -------------------

                          No Reports on Form 8-K were filed during the quarter.

                                   SIGNATURES


         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 18, 1998


                                    MICROFRAME, INC.



                                    /s/ Stephen B. Gray
                                   ---------------------------------------------
                                    Stephen B. Gray,  President, Chief Executive
                                    Officer and Chief Operating Officer



                                    /s/ John F. McTigue
                                   ---------------------------------------------
                                    John F. McTigue, Chief Financial Officer
                                    and Treasurer (Principal Financial Officer)

MicroFrame, Inc. and Subsidiary
Exhibit 27.1
Financial Data Schedule

List for Article Type 5
Article
Legend
Restated
CIK
Mane
Multiplier
Currency
Fiscal year end                   31-Mar-99            31-Mar-99
Period start                       1-Oct-98             1-Apr-98
Period end                        31-Dec-98            31-Dec-98
Period type                        Quarter            Nine Months
Exchange rate
Cash                                345,892
Securities                                0
Receivables                       2,978,814
Allowances                           95,249
Inventory                         2,036,567
Current assets                    6,005,093
PP&E                              1,278,438
Depreciation                      (585,015)
Total assets                      9,259,000
Current liabilities               3,440,406
Bonds                                     0
Common                                6,652
Preferred mandatory                       0
Preferred mandatory                       0
Other SE                          5,263,054
Total liability & equity          8,939,509
Sales                             3,273,701            9,451,604
Total revenues                    3,273,701            9,451,604
CGS                               1,372,154            3,436,590
Total costs                       1,721,258            5,441,474
Other expenses                            0                    0
Loss provision                            0                    0
Interest expense                   (25,445)             (55,725)
Income pre-tax                      154,844              552,954
Income tax                           59,259              207,850
Income continuing                    95,585              345,104
Discontinued                              0                    0
Extraordinary                             0                    0
Changes                                   0                    0
Net income                           95,585              345,104
EPS Basic                              0.02                 0.06
EPS Diluted                            0.02                 0.05

                                   APPENDIX H

                       NEW JERSEY BUSINESS CORPORATION ACT
                         SECTIONS 14A:11-1 AND 14A:11-2

         14A:11-1 RIGHT OF SHAREHOLDERS TO DISSENT.--(1) Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions
         (a) Any plan of merger or consolidation to which the corporation is a party, provided that, unless the certificate of incorporation otherwise provides
         (i) a shareholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares
         (A) of a class or series which is listed on a national securities exchange or is held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or consolidation; or
         (B) for which, pursuant to the plan of merger or consolidation, he will receive (x) cash, (y) shares, obligations, on other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities;
         (ii) a shareholder of a surviving corporation shall not have the right to dissent from a plan of merger, if the merger did not require for its approval the vote of such shareholders as provided in section 14A:10-5.1 or in subsections 14A:10-3(4), 14A:10-7(2) or 14A:10-7(4); or
         (b) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation, other than a transfer pursuant to subsection (4) of N.J.S. 14A:10-11, provided that, unless the certificate of incorporation otherwise provides, the shareholder shall not have the right to dissent
         (i) with respect to shares of a class or series which, at the record date fixed to determine the shareholders entitled to vote upon such transaction, is listed on a national securities exchange or is held of record by not less than 1,000 holders; or
         (ii) from a transaction pursuant to a plan of dissolution of the corporation which provides for distribution of substantially all of its net assets to shareholders in accordance with their respective interests within one year after the date of such transaction, where such transaction is wholly for
         (A)   cash; or
         (B) shares, obligations or other securities which, upon consummation or the plan of dissolution will either be listed on a national securities exchange or held of record by not less than 1,000 holders; or
         (C)   cash and such securities; or
         (iii) from a sale pursuant to an order of a court having jurisdiction.
         (2) Any shareholder of a domestic corporation shall have the right to dissent with respect to any shares owned by him which are to be acquired pursuant to section 14A:10-9.
         (3) A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner with respect to which the right of dissent exists.
         (4) A corporation may provide in its certificate of corporation that holders of all its shares, or of a particular class or series thereof, shall have the right to dissent from specified corporate actions in addition to those enumerated in subsection 14A:11-1(1), in which case the exercise of such right of dissent shall be governed by the provisions of this Chapter. (Last amended by CH. 279, L. '95, eff. 12-15-95.)

         14A:11-2       NOTICE OF DISSENT; DEMAND FOR PAYMENT;
ENDORSEMENT OF CERTIFICATES.--(1) Whenever a vote is to be taken, either at a meeting of shareholders or upon written consents in lieu of a meeting pursuant to section 14A:5- 6, upon a proposed corporate action from which a shareholder may dissent under section 14A:11- 1, any shareholder electing to dissent from such action shall file with the corporation before the taking of the vote of the shareholders on such corporate action, or within the time specified in paragraphs 14A:5-6(2)(b) or 14A:5-6(2)(c), as the case may be, if no meeting of shareholders is to be held, a written notice of such dissent stating that he intends to demand payment for his shares if the action is taken.
         (2) Within 10 days after the date on which such corporate action takes effect, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, shall give written notice of the effective date of such corporate action, by certified mail to each shareholder who filed written notice of dissent pursuant to subsection 14A:11-2(1), except any who voted for or consented in writing to the proposed action.
         (3) Within 20 days after the mailing of such notice, any shareholder to whom the corporation was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, for the payment of the fair value of his shares.
         (4)  Whenever a  corporation  is to be merged  pursuant  to (1) section
14A:10-5.1 or subsection 14A:10-7(4) and shareholder approval is not required under (2) subsections 14A:10- 5.1(5) and 14A:10-5.1(6), a shareholder who has the right to dissent pursuant to section 14A:11- 1 may, not later than 20 days after a copy or summary of the plan of such merger and the statement required by subsection 14A:10-5.1(2) is mailed to such shareholder, make written demand on the corporation or on the surviving corporation, for the payment of the fair value of his shares.
         (5) Whenever all the shares, or all the shares of a class or series, are to be acquired by another corporation pursuant to section 14A:10-9, a shareholder of the corporation whose shares are to be acquired may, not later than 20 days after the mailing of notice by the acquiring corporation pursuant to paragraph 14A:10-9(3)(b), make written demand on the acquiring corporation for the payment of the fair value of his shares.
         (6) Not later than 20 days after demanding payment for his shares pursuant to this section, the shareholder shall submit the certificate or certificates representing his shares to the corporation upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him. If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

         (7) Every notice or other communication required to be given or made by a corporation to any shareholder pursuant to this Chapter shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder under this Chapter. (Last amended by Ch. 94, L. '88, eff. 12-1-88.)

                                       -3-

                                   APPENDIX I

                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

                                       of

                                MICROFRAME, INC.

                                  with and into

                               ION NETWORKS, INC.
                        --------------------------------


             AGREEMENT AND PLAN OF MERGER dated as of December 15, 1998 (this "Agreement") by and among MICROFRAME, INC., a New Jersey corporation having an address at 21 Meridian Avenue, Edison, New Jersey 08820 ("MicroFrame") and ION NETWORKS, INC., a Delaware corporation having an address at 21 Meridian Avenue, Edison, New Jersey 08820 ("Ion"), as the constituent parties to the merger contemplated by this Agreement (the "Merger").

                              W I T N E S S E T H :
                              - - - - - - - - - -

             WHEREAS, the laws of the States of New Jersey and Delaware permit the merger of MicroFrame with and into Ion; and

             WHEREAS, the Boards of Directors of MicroFrame and Ion deem it desirable and in the best interest of the respective companies to merge MicroFrame with and into Ion, and have approved this Agreement for that purpose.

             NOW, THEREFORE, in consideration of the agreements, representations and warranties contained in this Agreement, and in order to prescribe the terms and conditions of the Merger and the procedures to effectuate the Merger, the parties hereto agree as follows:

1. The Merger; Name of Surviving Company. MicroFrame and Ion shall, pursuant to the provisions of the Delaware General Corporation Law (the "DGCL") and the New Jersey Business Corporation Act (the "NJBCA"), be merged with and into a single corporation, to wit, Ion, which shall be the surviving corporation from and after the Effective Date (as hereinafter defined), and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the DGCL and the NJBCA. The separate existence of MicroFrame, which is sometimes hereinafter referred to as the "terminating corporation", shall cease on the Effective Date in accordance with the provisions of the DGCL and the NJBCA.

2. Certificate of Incorporation of Surviving Corporation. The certificate of incorporation of the surviving corporation shall be the certificate of incorporation of Ion in effect on the Effective Date, which certificate of incorporation shall remain unchanged and unaffected by the Merger until further amended as provided by law.

3. By-Laws. The By-Laws of Ion as in effect on the Effective Date shall continue to be the By-Laws of the surviving corporation following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof and applicable law.

4. Authorized Capital. The authorized capital stock of Ion following the Effective Date shall be 50,000,000 shares of common stock, $.001 par value per share ("Ion Common Stock"), and 200,000 shares of preferred stock, $10.00 par value per share, unless and until the same shall be amended in accordance with the laws of the State of Delaware.

5. Effect of the Merger. On the Effective Date, MicroFrame and Ion shall become a single corporation and Ion shall continue to exist as the surviving corporation and shall thereupon and thereafter, pursuant to the DGCL, have all the rights, privileges, immunities, powers and franchises, and be subject to all the duties, liabilities, obligations and penalties of each of MicroFrame and Ion, and all property, real, personal and mixed, and all debts due on whatever account and all other choses in action, and all and every other interest of, or belonging to or due to each of MicroFrame and Ion shall be vested in Ion without further act or deed, all in the manner and to the full extent provided by the DGCL.

6.      Conversion of Outstanding Securities. On the Effective Date:

        a. All of the shares of Ion Common Stock issued to MicroFrame shall be immediately canceled and shall be null and void and of no further force or effect thereafter.

        b. Each of the issued and outstanding shares of common stock of MicroFrame ("MicroFrame Common Stock") shall be converted into the right to receive one (1) share of Ion Common Stock (and each such share of MicroFrame Common Stock shall be deemed canceled and the holder thereof shall cease to have any rights with respect thereto), and each certificate representing such shares of MicroFrame Common Stock shall thereafter and until surrendered be deemed to represent for all corporate purposes the right to receive a like number of shares of Ion Common Stock. Each issued share of MicroFrame Common Stock which is held in treasury, if any, on the Effective Date, shall be cancelled and shall cease to exist.

        c. Each of the outstanding options, warrants and shares reserved for issuance upon the conversion of outstanding securities or indebtedness of MicroFrame shall be converted into an option, warrant or share, as the case may be, to purchase the number of shares of Ion Common Stock which the holder would have been entitled to receive following the exercise or conversion thereof prior to the Effective Date, with no other changes in the terms or conditions of such securities.

7. Directors and Officers. The directors and officers of Ion on the Effective Date shall continue to serve as directors and officers of Ion for the balance of the terms of the directors and officers of Ion and until their successors are elected and qualified as provided in the By-Laws of Ion and in accordance with applicable law.

8. Abandonment. Anything herein or elsewhere to the contrary notwithstanding, and notwithstanding shareholder approval hereof, this Plan may be terminated and abandoned by action of the Board of Directors of any of the corporations party hereto at any time prior to the Effective Date of this Plan for any reason.

9. Effective Date. The Merger shall become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the Secretary of State of the State of New Jersey (the "Effective Date").

10.     Miscellaneous.

        a. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) when delivered by hand at the respective addresses hereinbefore designated or (b) upon confirmed delivery by a standard overnight carrier (or at such other address for a party as shall be specified by like notice).

        b. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict or choice of law thereof.

        c. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        d. Entire Agreement. This Agreement and the documents delivered pursuant to this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof, and collectively supersede all other prior or contemporaneous negotiations, commitments, agreements and understandings (whether written or oral), between the parties with respect to the subject matter hereof.

        e.     Binding Effect. This Agreement will be binding upon, inure to the
               benefit  of  and  be  enforceable   by,  the  parties  and  their
               respective successors and assigns.

        f. Severability. The provisions of this Agreement shall be severable, so that the enforceability, validity or legality of one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                                                     MICROFRAME, INC.



                                                     By: /s/ Stephen B. Gray
                                                       -------------------------
                                                       Name:  Stephen B. Gray
                                                       Title: President




                                                     ION NETWORKS, INC.



                                                     By:   /s/ Stephen B. Gray
                                                       -------------------------
                                                       Name:  Stephen B. Gray
                                                       Title: President